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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-07452
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 12/31
Date of reporting period: 12/31/10

Item 1. Reports to Stockholders.

Invesco V.I. Basic Balanced Fund
Annual Report to Shareholders ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VIBBA-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the 12 months ended December 31, 2010, Invesco V.I. Basic Balanced Fund underperformed its broad market and style-specific indexes. Because the Fund uses a bottom-up stock selection approach, stock selection in various sectors was the primary driver of the Fund’s relative performance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	8.06%

Series II Shares	7.77

S&P 500 Index▼ (Broad Market Index)	15.08

Custom Basic Balanced Index▪ (Style-Specific Index)	12.39

Lipper VUF Mixed-Asset Target Allocation Moderate Funds Index▼ (Peer Group Index)	11.58

▼Lipper Inc.; ■Invesco, Lipper Inc.

How we invest
We call our investment philosophy “value with a catalyst.” We believe that undervalued companies which are experiencing positive changes (i.e., “catalysts”) have the potential to generate long-term stock price growth for shareholders. We generally seek to identify companies that are out of favor with investors, underearning relative to their potential and attractively valued. For these companies, we attempt to identify catalysts that may improve the financial results and/or correct the undervaluation. Examples of catalysts typically include improved operational efficiency, changing industry dynamics and/or a change in management.
     We initially identify potential investments through a series of quantitative screens including, but not limited to, return on capital and enterprise value to sales metrics. We then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s financial statements, an evaluation of its competitive position and stability and meetings with its executives. During the research process, we also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its risks. This is also where we typically identify the positive catalyst, a pre-requisite for potential investment. Finally, we generally set a price target for a stock based on normalized earnings and historical valuation multiples.
     In short, our objective is to exploit negative sentiment toward a company’s stock by analyzing the company’s operations in the context of a cyclical environment and identifying one or more catalysts that may improve the company’s financial performance. Improved financial performance, in turn, has the potential to drive the company’s stock price higher.
     We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.
     The Fund also invests in investment grade corporate bonds and U.S.

government-issued bonds. The fixed income portion of the portfolio has the potential to reduce volatility compared to an equity-only portfolio and the potential to provide some downside protection during periods of stock market volatility.

Market conditions and your Fund
Equity markets were choppy during the fiscal year as investors weighed the competing issues of solid corporate profits and soft macroeconomic data. Corporate earnings were largely positive but often were overshadowed by concerns about high unemployment, weak consumer spending, soft housing data and the possibility of additional U.S. Federal Reserve accommodation. After rising through April, major equity indexes sold off precipitously in May as the sovereign debt crisis unfolded in the eurozone while U.S. economic indicators remained weak, prompting fears of a “double-dip” recession. Uncertainty created by the debt crisis – combined with subdued employment, consumer spending and housing data – added to concerns that the recovery was slowing. Just as abruptly, however, the markets reversed course starting in September and rallied through the end of the year on modestly better economic news.
     Major equity indexes produced positive returns for the fiscal year, and all 10 sectors of the S&P 500 Index posted gains. More economically sensitive sectors such as consumer discretionary and industrials had the highest returns, while less economically sensitive sectors such as health care had some of the lowest returns.
     The broad U.S. bond market, as measured by the Barclays Capital U.S. Aggregate Index, generated positive total returns for the 12 months ended December 31, 2010. At the beginning of the year, falling interest rates across maturities combined with tighter credit spreads (the difference between the yields of U.S. Treasuries and other types of fixed income securities that carry credit risk) caused bond prices to rise. Conversely, during the fourth quarter, a marked rise in interest rates negatively affected bond prices, particularly U.S. Treasuries.
     Stock selection in the health care sector contributed to the Fund’s relative performance. The Fund owned Genzyme, a biotechnology company that received a takeover offer from Sanofi-aventis (not a Fund holding). As a result, Genzyme rose significantly on the news and we sold our position.

Portfolio Composition
By security type, based on net assets

Common Stocks & Other Equity Interests	69.6%

Bonds & Notes	10.9

U.S. Treasury Securities	8.1

U.S. Government Sponsored

Mortgage-Backed Securities	2.5

U.S. Government Sponsored

Agency Securities	0.4

Asset-Backed Securities	0.2

Money Market Funds
Plus Other Assets Less Liabilities	8.3
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
Invesco V.I. Basic Balanced Fund

Top 10 Equity Holdings*

1.	JPMorgan Chase & Co.	3.3%

2.	General Electric Co.	2.7

3.	Marsh & McLennan Cos., Inc.	2.4

4.	Viacom Inc.-Class B	2.0

5.	Occidental Petroleum Corp.	1.8

6.	Anadarko Petroleum Corp.	1.6

7.	eBay Inc.	1.6

8.	American Electric Power Co., Inc.	1.4

9.	Tyco International Ltd.	1.4

10.	Royal Dutch Shell PLC-ADR	1.4

Total Net Assets	$31.3 million

Total Number of Holdings*	192

     The utilities sector was also a positive contributor. The Fund was underweight this sector versus its benchmark index and we avoided many deregulated utility companies, which performed poorly.
     Offsetting these positive results was the negative impact of the information technology (IT) and financials sectors.
     The Fund was overweight in technology stocks throughout the reporting period, and most of our exposure was to hardware and equipment and software services stocks. Stock selection in hardware and equipment detracted the most from relative performance. Fund holding Hewlett Packard sold off on the news its chief executive officer was leaving the company due to expense-related improprieties. At the end of the reporting period, the Fund continued to own the stock.
     Although the Fund was underweight in the financials sector relative to its style-specific index during the reporting period, we cautiously increased our exposure to some banks and capital markets companies that we believed had improved their balance sheets and were better capitalized. Also, real estate was a strong performing asset class during the reporting period. The Fund had no exposure to this asset class, however, and therefore did not benefit from real estate’s strong performance.
     The Fund’s fixed income holdings produced positive returns for the reporting period, despite a marked rise in interest rates late in the year that caused bond prices to fall. Fixed income performance was mainly due to a sustained overweight position in investment grade corporate bonds. A consistent underweight position in U.S. government securities also aided both the Fund’s absolute and relative performance as investor preference for credit risk and rising interest rates late in the year dampened returns for U.S. government bonds.
     The Fund used active duration and yield curve positioning to manage risk and generate outperformance versus its benchmark index. U.S. Treasury futures were the main tool used in managing the portfolio’s duration. The contribution to relative performance from both duration and yield curve positioning was, overall, negligible for the fiscal year.
     Equity markets experienced a strong recovery during the period covered by this report. We believe that the market volatility that occurred during 2010 will continue to create opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals may be reflected in those companies’ stock prices.
     As always, we would like to caution investors against making investment decisions based on short-term performance. We recommend that you consult a financial adviser to discuss your individual financial program.
     Thank you for your investment in Invesco V.I. Basic Balanced Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

Thomas Bastian
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. Basic Balanced Fund. He joined Invesco in 2010. Mr. Bastian earned a B.A. in accounting from St. John’s University and an M.B.A. in finance from the University of Michigan.

Cynthia Brien
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Basic Balanced Fund. She joined Invesco in 1996. Ms. Brien earned a B.B.A. from The University of Texas at Austin.

Chuck Burge
Portfolio manager, is manager of Invesco V.I. Basic Balanced Fund. He joined Invesco in 2002. Mr. Burge earned a B.S. in economics from Texas A&M University and an M.B.A. in finance and accounting from Rice University.
John Craddock
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Basic Balanced Fund. He joined Invesco in 1999. Mr. Craddock earned a B.S. with honors in mechanical engineering from Clemson University and an M.B.A. from Georgia Tech’s Dupree School of Management with a concentration in finance.

Mark Laskin
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Basic Balanced Fund. He joined Invesco in 2010. Mr. Laskin earned a B.A. in history from Swarthmore College and an M.B.A. and an M.A. from the Wharton School and the Lauder Institute, respectively, of the University of Pennsylvania.

Mary Jayne Maly
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Basic Balanced Fund. She joined Invesco in 2010. Ms. Maly earned a B.A. from the University of Pittsburgh and an M.B.A. from the American Graduate School of International Management.

Sergio Marcheli
Portfolio manager, is manager of Invesco V.I. Basic Balanced Fund. He joined Invesco in 2010. Mr. Marcheli earned a B.B.A. from the University of Houston and an M.B.A. from the University of St. Thomas.

James Roeder
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Basic Balanced Fund. He joined Invesco in 2010. Mr. Roeder earned a B.S. in accounting from Clemson University and an M.B.A. in economics and finance from the University of Chicago Graduate School of Business. He is also a Certified Public Accountant.

Invesco V.I. Basic Balanced Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class since Inception
Index data from 4/30/98, Fund data from 5/1/98

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or
100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception (5/1/98)	1.84%

10 Years	-0.25

5 Years	0.16

1 Year	8.06

Series II Shares

10 Years	-0.50%

5 Years	-0.09

1 Year	7.77
Series II shares incepted on January 24, 2002. Performance shown prior to that date is that of Series I shares, restated to reflect the higher 12b-1 fees applicable to Series II. Series I performance reflects any applicable fee waivers or expense reimbursements. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.92% and 1.17%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.51% and 1.76%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Basic Balanced Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2012. See current prospectus for more information.

Invesco V.I. Basic Balanced Fund

Invesco V.I. Basic Balanced Fund’s investment objective is long-term growth of capital and, secondarily, current income.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
     Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
     The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
     Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks can continue to be undervalued for long periods of time and may not ever realize their full value. Value stocks tend to be currently out of favor with many investors.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Custom Basic Balanced Index, created by Invesco to serve as a benchmark for Invesco Basic Balanced Fund, is composed of the following indexes: Russell 1000® Value (60%) and Barclays Capital U.S. Aggregate (40%). The Russell 1000 Value Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Lipper VUF Mixed-Asset Target Allocation Moderate Funds Index is an unmanaged index considered representative of mixed-asset target allocation moderate variable insurance underlying funds tracked by Lipper.
     The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.
     The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Basic Balanced Fund

rSchedule of Investments(a)

December 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–69.61%
Air Freight & Logistics–0.37%
FedEx Corp.	1,249	$116,169

Asset Management & Custody Banks–0.77%
State Street Corp.	5,182	240,134

Automobile Manufacturers–1.16%
Ford Motor Co.(b)	11,776	197,719

General Motors Co.(b)	4,514	166,386

		364,105

Cable & Satellite–2.24%
Comcast Corp.,–Class A	18,096	397,569

Time Warner Cable Inc.	4,563	301,295

		698,864

Communications Equipment–0.73%
Cisco Systems, Inc.(b)	11,294	228,478

Computer Hardware–1.94%
Dell Inc.(b)	19,922	269,943

Hewlett-Packard Co.	8,029	338,021

		607,964

Consumer Electronics–0.82%
Sony Corp.–ADR (Japan)	7,206	257,326

Data Processing & Outsourced Services–0.77%
Western Union Co. (The)	12,905	239,646

Diversified Banks–1.16%
US Bancorp	5,416	146,070

Wells Fargo & Co.	6,999	216,899

		362,969

Diversified Chemicals–1.34%
Dow Chemical Co. (The)	6,035	206,035

PPG Industries, Inc.	2,540	213,538

		419,573

Diversified Support Services–0.39%
Cintas Corp.	4,313	120,591

Drug Retail–1.05%
Walgreen Co.	8,400	327,264

Electric Utilities–2.82%
American Electric Power Co., Inc.	12,527	450,722

Edison International	3,628	140,041

Entergy Corp.	1,916	135,710

FirstEnergy Corp.	4,218	156,150

		882,623

Food Distributors–0.65%
Sysco Corp.	6,927	203,654

Health Care Distributors–0.48%
Cardinal Health, Inc.	3,921	150,213

Health Care Equipment–0.89%
Covidien PLC (Ireland)	6,082	277,704

Home Improvement Retail–1.00%
Home Depot, Inc. (The)	8,930	313,086

Household Products–1.32%
Procter & Gamble Co. (The)	6,431	413,706

Human Resource & Employment Services–0.86%
Manpower Inc.	2,424	152,130

Robert Half International, Inc.	3,807	116,494

		268,624

Hypermarkets & Super Centers–0.69%
Wal-Mart Stores, Inc.	4,025	217,068

Industrial Conglomerates–4.14%
General Electric Co.	46,241	845,748

Tyco International Ltd.	10,835	449,002

		1,294,750

Industrial Machinery–1.19%
Dover Corp.	1,995	116,608

Ingersoll-Rand PLC (Ireland)	5,391	253,862

		370,470

Insurance Brokers–2.36%
Marsh & McLennan Cos., Inc.	27,018	738,672

Integrated Oil & Gas–5.80%
ConocoPhillips	2,559	174,268

Exxon Mobil Corp.	3,241	236,982

Hess Corp.	4,965	380,021

Occidental Petroleum Corp.	5,874	576,239

Royal Dutch Shell PLC–ADR (United Kingdom)	6,692	446,892

		1,814,402

Integrated Telecommunication Services–0.79%
Verizon Communications Inc.	6,928	247,884

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Basic Balanced Fund

	Shares	Value

Internet Software & Services–2.42%
eBay Inc.(b)	18,038	$501,997

Yahoo! Inc.(b)	15,238	253,408

		755,405

Investment Banking & Brokerage–2.06%
Charles Schwab Corp. (The)	18,896	323,311

LPL Investment Holdings, Inc.(b)	671	24,404

Morgan Stanley	10,931	297,432

		645,147

IT Consulting & Other Services–0.63%
Amdocs Ltd.(b)	7,220	198,333

Life & Health Insurance–0.62%
Principal Financial Group, Inc.	5,917	192,658

Managed Health Care–1.29%
UnitedHealth Group Inc.	11,162	403,060

Movies & Entertainment–3.30%
Time Warner Inc.	12,286	395,241

Viacom Inc.–Class B	16,076	636,770

		1,032,011

Office Services & Supplies–0.47%
Avery Dennison Corp.	3,463	146,623

Oil & Gas Equipment & Services–1.46%
Cameron International Corp.(b)	1,766	89,589

Schlumberger Ltd.	4,398	367,233

		456,822

Oil & Gas Exploration & Production–2.77%
Anadarko Petroleum Corp.	6,690	509,511

Devon Energy Corp.	3,032	238,042

Noble Energy, Inc.	1,389	119,565

		867,118

Oil & Gas Storage & Transportation–0.22%
Williams Cos., Inc. (The)	2,805	69,340

Other Diversified Financial Services–5.65%
Bank of America Corp.	31,974	426,533

Citigroup Inc.(b)	63,922	302,351

JPMorgan Chase & Co.	24,470	1,038,018

		1,766,902

Packaged Foods & Meats–1.90%
Kraft Foods Inc.–Class A	9,903	312,044

Unilever N.V. New York Shares (Netherlands)	8,948	280,967

		593,011

Personal Products–1.10%
Avon Products, Inc.	11,827	343,693

Pharmaceuticals–4.14%
Abbott Laboratories	3,085	147,802

Bristol-Myers Squibb Co.	13,104	346,994

Merck & Co., Inc.	5,443	196,166

Pfizer Inc.	22,468	393,415

Roche Holdings AG–ADR (Switzerland)	5,716	210,034

		1,294,411

Property & Casualty Insurance–0.53%
Chubb Corp.	2,780	165,799

Regional Banks–2.11%
BB&T Corp.	4,824	126,823

Fifth Third Bancorp	8,652	127,011

PNC Financial Services Group, Inc.	6,698	406,703

		660,537

Semiconductors–0.67%
Intel Corp.	10,028	210,889

Soft Drinks–0.89%
Coca-Cola Co. (The)	2,562	168,503

Coca-Cola Enterprises, Inc.	4,326	108,280

		276,783

Specialty Chemicals–0.29%
LyondellBasell Industries N.V.–Class A (Netherlands)(b)	2,624	90,266

Systems Software–0.18%
Microsoft Corp.	2,003	55,924

Wireless Telecommunication Services–1.18%
Vodafone Group PLC–ADR (United Kingdom)	14,010	370,284

Total Common Stocks & Other Equity Interests (Cost $18,237,670)		21,770,955

	Principal
	Amount
Bonds & Notes–10.86%
Aerospace & Defense–0.03%
Raytheon Co., Sr. Unsec. Notes, 1.63%, 10/15/15	$10,000	9,610

Agricultural Products–0.05%
Corn Products International Inc., Sr. Unsec. Notes, 6.63%, 04/15/37	15,000	15,689

Airlines–0.40%
Continental Airlines Inc., Series 2010-1, Class A, Sec. Pass Through Ctfs., 4.75%, 01/12/21	20,000	20,037

Delta Air Lines, Inc., Series 2001-1, Class A-2, Sr. Sec. Pass Through Ctfs., 7.11%, 09/18/11	100,000	103,875

		123,912

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Basic Balanced Fund

	Principal
	Amount	Value

Automotive Retail–0.24%
Advance Auto Parts Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	$10,000	$10,388

AutoZone Inc., Sr. Unsec. Notes, 5.88%, 10/15/12	60,000	64,469

		74,857

Brewers–0.27%
Anheuser-Busch InBev Worldwide Inc., Sr. Unsec. Gtd. Global Notes,
2.50%, 03/26/13	10,000	10,219

3.63%, 04/15/15	20,000	20,706

5.38%, 01/15/20	50,000	54,536

		85,461

Broadcasting–0.36%
CBS Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 04/15/20	50,000	53,218

COX Communications Inc., Sr. Unsec. Bonds, 8.38%, 03/01/39(c)	30,000	38,768

Sr. Unsec. Global Notes, 5.45%, 12/15/14	20,000	22,004

		113,990

Cable & Satellite–0.17%
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 05/15/16	25,000	27,813

Time Warner Cable Inc., Sr. Unsec. Gtd. Notes, 5.88%, 11/15/40	25,000	24,851

		52,664

Department Stores–0.22%
Macy’s Retail Holdings Inc., Sr. Unsec. Gtd. Notes, 5.35%, 03/15/12	65,000	67,437

Diversified Banks–0.79%
Barclays Bank PLC (United Kingdom), Sr. Unsec. Global Notes, 5.13%, 01/08/20	60,000	61,827

Royal Bank of Scotland PLC (The) (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.88%, 03/16/15	25,000	25,468

Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 5.50%, 11/18/14(c)	100,000	107,890

Wells Fargo & Co., Sr. Unsec. Global Notes, 3.63%, 04/15/15	50,000	52,011

		247,196

Diversified Metals & Mining–0.05%
Freeport-McMoRan Copper & Gold Inc., Sr. Unsec. Notes, 8.38%, 04/01/17	15,000	16,570

Electric Utilities–0.66%
Carolina Power & Light Co., Sec. First Mortgage Bonds, 5.30%, 01/15/19	15,000	16,693

Ohio Power Co., Series M, Sr. Unsec. Notes, 5.38%, 10/01/21	50,000	53,364

PPL Electric Utilities Corp., Sec. First Mortgage Bonds, 6.25%, 05/15/39	50,000	56,354

Progress Energy Inc., Sr. Unsec. Notes, 6.85%, 04/15/12	60,000	64,409

Virginia Electric & Power Co., Sr. Unsec. Notes, 5.00%, 06/30/19	15,000	16,289

		207,109

Environmental & Facilities Services–0.07%
Waste Management Inc., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/14	20,000	21,630

Food Retail–0.12%
Safeway Inc., Sr. Unsec. Global Notes, 3.95%, 08/15/20	40,000	37,977

Health Care Equipment–0.10%
Boston Scientific Corp., Sr. Unsec. Notes, 6.00%, 01/15/20	30,000	31,413

Health Care Services–0.28%
Express Scripts Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 06/15/14	70,000	78,250

Medco Health Solutions Inc., Sr. Unsec. Notes, 2.75%, 09/15/15	10,000	9,945

		88,195

Hotels, Resorts & Cruise Lines–0.31%
Hyatt Hotels Corp., Sr. Unsec. Notes, 5.75%, 08/15/15(c)	70,000	73,617

Wyndham Worldwide Corp., Sr. Unsec. Notes, 7.38%, 03/01/20	20,000	22,025

		95,642

Industrial Conglomerates–0.06%
NBC Universal, Inc., Sr. Unsec. Notes,
2.10%, 04/01/14(c)	10,000	9,998

5.95%, 04/01/41(c)	10,000	10,045

		20,043

Integrated Telecommunication Services–0.45%
AT&T Inc., Sr. Unsec. Global Notes, 2.50%, 08/15/15	20,000	19,995

Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec. Global Notes, 3.75%, 05/20/11	60,000	60,662

Windstream Georgia Communications Corp., Sr. Unsec. Notes, 6.50%, 11/15/13	59,000	59,559

		140,216

Internet Retail–0.10%
Expedia Inc., Sr. Unsec. Gtd. Global Notes, 5.95%, 08/15/20	30,000	30,203

Investment Banking & Brokerage–0.37%
Goldman Sachs Group Inc. (The), Sr. Global Notes, 3.70%, 08/01/15	65,000	66,328

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Basic Balanced Fund

	Principal
	Amount	Value

Investment Banking & Brokerage–(continued)

Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 6.00%, 01/14/20(c)	$50,000	$50,439

		116,767

Life & Health Insurance–0.42%
Aflac Inc., Sr. Unsec. Notes, 6.45%, 08/15/40	20,000	20,763

Monumental Global Funding II, Sr. Sec. Notes, 5.65%, 07/14/11(c)	25,000	25,463

Prudential Financial Inc., Series D, Sr. Unsec. Medium-Term Notes, 3.88%, 01/14/15	50,000	51,379

7.38%, 06/15/19	30,000	35,274

		132,879

Managed Health Care–0.24%
UnitedHealth Group Inc., Sr. Unsec. Notes, 5.25%, 03/15/11	45,000	45,418

WellPoint Inc, Sr. Unsec. Notes, 4.35%, 08/15/20	30,000	29,747

		75,165

Mortgage Backed Securities–0.25%
U.S. Bank N.A., Sr. Unsec. Medium-Term Global Notes, 5.92%, 05/25/12	74,878	77,894

Multi-Line Insurance–0.15%
Liberty Mutual Group Inc., Sr. Unsec. Notes, 5.75%, 03/15/14(c)	45,000	46,599

Office Electronics–0.27%
Xerox Corp., Sr. Unsec. Notes, 6.88%, 08/15/11	40,000	41,497

4.25%, 02/15/15	40,000	41,853

		83,350

Office REIT’s–0.15%
Digital Realty Trust L.P., Sr. Unsec. Gtd. Global Notes, 5.88%, 02/01/20	45,000	46,015

Oil & Gas Exploration & Production–0.13%
Petrobras International Finance Co. (Cayman Islands), Sr. Unsec. Gtd. Global Notes, 6.88%, 01/20/40	15,000	15,786

Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 5.50%, 01/21/21	25,000	25,408

		41,194

Oil & Gas Refining & Marketing–0.13%
Premcor Refining Group Inc. (The), Sr. Unsec. Gtd. Global Notes, 6.75%, 02/01/11	40,000	40,182

Oil & Gas Storage & Transportation–0.49%
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 5.20%, 09/01/20	25,000	25,942

6.45%, 09/01/40	25,000	27,099

Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes, 5.65%, 03/01/20	50,000	53,429

Transcontinental Gas Pipe Line Co. LLC, Series B, Sr. Unsec. Global Notes, 7.00%, 08/15/11	45,000	46,685

		153,155

Other Diversified Financial Services–1.62%
Citigroup Inc., Sr. Unsec. Global Notes, 6.01%, 01/15/15	65,000	71,485

Sr. Unsec. Notes, 4.75%, 05/19/15	75,000	78,941

Countrywide Home Loans Inc., Series L, Sr. Unsec. Gtd. Medium-Term Global Notes, 4.00%, 03/22/11	15,000	15,112

ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.75%, 07/01/13(c)	20,000	20,346

General Electric Capital Corp., Sr. Unsec. Global Notes, 5.90%, 05/13/14	75,000	82,913

JPMorgan Chase & Co., Sr. Unsec. Global Notes, 4.75%, 05/01/13	65,000	69,620

Unsec. Sub. Global Notes, 5.13%, 09/15/14	70,000	74,638

Merrill Lynch & Co., Inc., Sr. Unsec. Medium-Term Notes, 6.88%, 04/25/18	85,000	92,973

Twin Reefs Pass-Through Trust, Sec. Floating Rate Pass Through Ctfs., 1.39% (Acquired 10/07/04; Cost $90,000)(c)(d)(e)(f)	90,000	0

		506,028

Packaged Foods & Meats–0.01%
Kraft Foods Inc., Sr. Unsec. Global Notes, 5.63%, 11/01/11	4,000	4,163

Paper Packaging–0.14%
Bemis Co. Inc., Sr. Unsec. Notes, 5.65%, 08/01/14	40,000	43,639

Paper Products–0.09%
International Paper Co., Sr. Unsec. Global Bonds, 7.50%, 08/15/21	25,000	29,496

Property & Casualty Insurance–0.12%
CNA Financial Corp., Sr. Unsec. Notes, 7.35%, 11/15/19	25,000	27,446

Travelers Cos., Inc. (The), Sr. Unsec. Notes, 5.35%, 11/01/40	10,000	9,826

		37,272

Publishing–0.05%
Reed Elsevier Capital Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 08/01/11	14,000	14,501

Railroads–0.09%
CSX Corp., Sr. Unsec. Notes, 5.50%, 04/15/41	30,000	29,485

Regional Banks–0.13%
PNC Funding Corp., Sr. Unsec. Gtd. Global Notes, 3.63%, 02/08/15	40,000	41,296

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Basic Balanced Fund

	Principal
	Amount	Value

Specialized Finance–0.16%
NASDAQ OMX Group Inc. (The), Sr. Unsec. Notes, 5.55%, 01/15/20	$50,000	$50,302

Specialized REIT’s–0.17%
Healthcare Realty Trust Inc., Sr. Unsec. Notes, 6.50%, 01/17/17	50,000	53,981

Specialty Properties–0.08%
Health Care REIT Inc., Sr. Unsec. Notes, 4.95%, 01/15/21	25,000	24,157

Steel–0.35%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Bonds, 9.00%, 02/15/15	15,000	17,863

Sr. Unsec. Global Notes, 3.75%, 08/05/15	20,000	20,172

7.00%, 10/15/39	40,000	41,439

Vale Overseas Ltd., Sr. Unsec. Gtd. Global Notes, 4.63%, 09/15/20	20,000	19,924

6.88%, 11/10/39	10,000	10,909

		110,307

Technology Distributors–0.16%
Avnet Inc., Sr. Unsec. Notes, 5.88%, 06/15/20	50,000	50,250

Tobacco–0.12%
Altria Group Inc., Sr. Unsec. Gtd. Global Notes, 4.13%, 09/11/15	35,000	36,662

Trading Companies & Distributors–0.07%
GATX Corp., Sr. Unsec. Notes, 4.75%, 10/01/12	20,000	20,986

Wireless Telecommunication Services–0.17%
American Tower Corp., Sr. Unsec. Global Notes, 4.63%, 04/01/15	30,000	31,386

Vodafone Group PLC (United Kingdom), Sr. Unsec. Global Notes, 5.50%, 06/15/11	20,000	20,441

		51,827

Total Bonds & Notes (Cost $3,343,077)		3,397,366

U.S. Treasury Securities–8.10%
U.S. Treasury Bills–0.06%
0.19%, 01/20/11(g)(h)	20,000	19,998

U.S. Treasury Notes–6.92%
0.75%, 05/31/12	800,000	803,688

1.50%, 12/31/13	85,000	86,209

2.13%, 05/31/15	680,000	690,412

2.63%, 11/15/20	600,000	565,875

3.88%, 08/15/40	20,000	18,419

		2,164,603

U.S. Treasury Bonds–1.12%
5.38%, 02/15/31	195,000	227,510

4.50%, 08/15/39	40,000	41,063

4.38%, 05/15/40	80,000	80,375

		348,948

Total U.S. Treasury Securities (Cost $2,550,614)		2,533,549

U.S. Government Sponsored Mortgage-Backed Securities–2.53%
Federal Home Loan Mortgage Corp. (FHLMC)–0.27%
Pass Through Ctfs., 7.00%, 06/01/15 to 06/01/32	58,571	66,521

7.50%, 12/01/30 to 05/01/31	10,912	12,528

6.50%, 08/01/32	3,316	3,729

5.50%, 02/01/37	749	799

		83,577

Federal National Mortgage Association (FNMA)–1.17%
Pass Through Ctfs., 7.50%, 11/01/15 to 03/01/31	62,802	73,328

7.00%, 02/01/16 to 09/01/32	15,489	17,321

6.50%, 07/01/16 to 10/01/35	51,598	58,242

6.00%, 01/01/17 to 03/01/37	187,634	204,553

5.50%, 03/01/21	735	792

8.00%, 08/01/21 to 12/01/23	11,065	12,750

		366,986

Government National Mortgage Association (GNMA)–1.09%
Pass Through Ctfs., 7.50%, 06/15/23 to 10/15/31	27,187	31,488

8.50%, 11/15/24	27,730	33,110

8.00%, 08/15/25	5,813	6,862

6.50%, 03/15/29 to 01/15/37	235,178	269,868

		341,328

Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $723,123)		791,891

U.S. Government Sponsored Agency Securities–0.43%
Federal National Mortgage Association (FNMA)–0.43%
Unsec. Global Notes, 2.63%, 11/20/14 (Cost $129,316)	130,000	134,759

Asset-Backed Securities–0.22%
Countrywide Asset-Backed Ctfs., Series 2007-4, Class A1B, Pass Through Ctfs., 5.81%, 09/25/37	35,066	34,504

Option One Mortgage Securities Corp., Series 2007-4A, Floating Rate Notes, 0.36%, 04/25/12 (Acquired 5/11/07; Cost $47,228)(c)(e)	47,228	34,198

Total Asset-Backed Securities (Cost $81,593)		68,702

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Basic Balanced Fund

	Shares	Value

Money Market Funds–8.31%
Liquid Assets Portfolio–Institutional Class(i)	1,300,171	$1,300,171

Premier Portfolio–Institutional Class(i)	1,300,171	1,300,171

Total Money Market Funds (Cost $2,600,342)		2,600,342

TOTAL INVESTMENTS–100.06% (Cost $27,665,735)		31,297,564

OTHER ASSETS LESS LIABILITIES–(0.06)%		(19,180)

NET ASSETS–100.00%		$31,278,384

Investment Abbreviations:

ADR	– American Depositary Receipt
Ctfs.	– Certificates
Gtd.	– Guaranteed
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2010 was $417,363, which represented 1.33% of the Fund’s Net Assets.
(d)	Perpetual bond with no specified maturity date.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2010.
(f)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at December 31, 2010 represented 0.00% of the Fund’s Net Assets.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 4.
(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Basic Balanced Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $25,065,393)	$28,697,222

Investments in affiliated money market funds, at value and cost	2,600,342

Total investments, at value (Cost $27,665,735)	31,297,564

Foreign currencies, at value (Cost $25)	27

Receivable for:
Variation margin	3,031

Fund shares sold	24,815

Dividends and interest	89,656

Investment for trustee deferred compensation and retirement plans	31,210

Other assets	20

Total assets	31,446,323

Liabilities:
Payable for:
Fund shares reacquired	42,424

Accrued fees to affiliates	45,916

Accrued other operating expenses	39,634

Trustee deferred compensation and retirement plans	39,965

Total liabilities	167,939

Net assets applicable to shares outstanding	$31,278,384

Net assets consist of:
Shares of beneficial interest	$37,003,019

Undistributed net investment income	415,151

Undistributed net realized gain (loss)	(9,762,035)

Unrealized appreciation	3,622,249

$31,278,384

Net Assets:
Series I	$28,768,738

Series II	$2,509,646

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	3,125,787

Series II	273,660

Series I:
Net asset value per share	$9.20

Series II:
Net asset value per share	$9.17

Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $7,848)	$369,094

Dividends from affiliated money market funds	2,084

Interest	358,589

Total investment income	729,767

Expenses:
Advisory fees	238,363

Administrative services fees	111,885

Custodian fees	18,197

Distribution fees — Series II	6,542

Transfer agent fees	9,483

Trustees’ and officers’ fees and benefits	16,802

Professional services fees	41,223

Other	17,348

Total expenses	459,843

Less: Fees waived	(167,421)

Net expenses	292,422

Net investment income	437,345

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $258,919)	9,754

Foreign currencies	14,720

Futures contracts	(16,845)

7,629

Change in net unrealized appreciation (depreciation) of:
Investment securities	1,942,112

Foreign currencies	67

Futures contracts	(16,642)

1,925,537

Net realized and unrealized gain	1,933,166

Net increase in net assets resulting from operations	$2,370,511

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Basic Balanced Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$437,345	$632,897

Net realized gain (loss)	7,629	(5,065,105)

Change in net unrealized appreciation	1,925,537	13,494,233

Net increase in net assets resulting from operations	2,370,511	9,062,025

Distributions to shareholders from net investment income:
Series I	(564,110)	(1,432,717)

Series II	(42,169)	(137,986)

Total distributions from net investment income	(606,279)	(1,570,703)

Share transactions–net:
Series I	(4,089,731)	(3,151,421)

Series II	(832,085)	(329,105)

Net increase (decrease) in net assets resulting from share transactions	(4,921,816)	(3,480,526)

Net increase (decrease) in net assets	(3,157,584)	4,010,796

Net assets:
Beginning of year	34,435,968	30,425,172

End of year (includes undistributed net investment income of $415,151 and $565,392, respectively)	$31,278,384	$34,435,968

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco V.I. Basic Balanced Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is long-term growth of capital and secondarily, current income.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an

Invesco V.I. Basic Balanced Fund

independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

Invesco V.I. Basic Balanced Fund

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Dollar Roll and Forward Commitment Transactions — The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced (“TBA”) basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.
In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a “fee” or a “drop”. “Fee” income which is agreed upon amongst the parties at the commencement of the dollar roll and the “drop” which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.
Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.
At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.
Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.
Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund’s overall interest rate exposure.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and

Invesco V.I. Basic Balanced Fund

reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $150 million	0.75%

Over $150 million	0.50%

  Through at least April 30, 2012, the Adviser has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund’s average daily net assets) do not exceed the annual rate of:

Average Net Assets	Rate

First $250 million	0.62%

Next $250 million	0.605%

Next $500 million	0.59%

Next $1.5 billion	0.575%

Next $2.5 billion	0.56%

Next $2.5 billion	0.545%

Next $2.5 billion	0.53%

Over $10 billion	0.515%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.91% and Series II shares to 1.16% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

Invesco V.I. Basic Balanced Fund

  For the year ended December 31, 2010, the Adviser waived advisory fees of $167,421.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2010, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $61,885 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2010, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$24,161,263	$210,034	$—	$24,371,297

U.S. Treasury Securities	—	2,533,549	—	2,533,549

U.S. Government Sponsored Securities	—	926,650	—	926,650

Corporate Debt Securities	—	3,397,366	0	3,397,366

Asset Backed Securities	—	34,504	34,198	68,702

	$24,161,263	$7,102,103	$34,198	$31,297,564

Futures*	(9,581)	—	—	(9,581)

Total Investments	$24,151,682	$7,102,103	$34,198	$31,287,983

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their

Invesco V.I. Basic Balanced Fund

effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$17,058	$(26,639)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the year ended December 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Futures*

Realized Gain (loss)
Interest rate risk	$(16,845)

Change in Unrealized Appreciation (Depreciation)
Interest rate risk	(16,642)

Total	$(33,487)

*	The average value of futures outstanding during the period was $1,995,245.

Open Futures Contracts at Period-End
				Unrealized
	Number of	Month/		Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

U.S. Treasury 5 Year Notes	7	March-2011/Long	$824,031	$(12,429)

U.S. Treasury 30 Year Bonds	3	March-2011/Long	366,375	(14,210)

Subtotal			$1,190,406	$(26,639)

U.S. Treasury 2 Year Notes	1	March-2011/Short	(218,906)	$389

U.S. Treasury 10 Year Notes	5	March-2011/Short	(602,188)	16,669

Subtotal			$(821,094)	$17,058

Total				$(9,581)

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2010, the Fund engaged in securities purchases of $2,329,121 and securities sales of $1,746,361, which resulted in net realized gains of $258,919.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $2,558 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

Invesco V.I. Basic Balanced Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary Income	$606,279	$1,570,703

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$452,302

Net unrealized appreciation — investments	3,354,164

Temporary book/tax differences	(37,151)

Post-October deferrals	(36,110)

Capital loss carryforward	(9,457,840)

Shares of beneficial interest	37,003,019

Total net assets	$31,278,384

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions
  The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$3,766,236

December 31, 2017	5,167,583

December 31, 2018	524,021

Total capital loss carryforward	$9,457,840

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $25,728,191 and $33,071,349, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$3,642,740

Aggregate unrealized (depreciation) of investment securities	(288,576)

Net unrealized appreciation of investment securities	$3,354,164

Cost of investments for tax purposes is $27,943,400.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on December 31, 2010, undistributed net investment income was increased by $18,693, undistributed net realized gain (loss) was increased by $10,495,882 and shares of beneficial interest decreased by $10,514,575. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Basic Balanced Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:

Series I	94,546	$831,052	349,171	$2,595,538

Series II	19,448	169,361	32,625	248,311

Issued as reinvestment of dividends:

Series I	65,824	564,110	168,555	1,432,717

Series II	4,938	42,169	16,291	137,986

Reacquired:

Series I	(629,541)	(5,484,893)	(972,587)	(7,179,676)

Series II	(118,335)	(1,043,615)	(98,463)	(715,402)

Net increase (decrease) in share activity	(563,120)	$(4,921,816)	(504,408)	$(3,480,526)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 78% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
									expenses		expenses
			Net gains (losses)						to average		to average net		Ratio of net
	Net asset		on securities		Dividends				net assets		assets without		investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/10	$8.69	$0.12	$0.57	$0.69	$(0.18)	$9.20	8.06%	$28,769	0.90	%(d)	1.43	%(d)	1.40	%(d)	96%
Year ended 12/31/09	6.81	0.15	2.14	2.29	(0.41)	8.69	33.84	31,253	0.90		1.50		2.06		57
Year ended 12/31/08	11.81	0.31	(4.84)	(4.53)	(0.47)	6.81	(38.32)	27,596	0.91		1.35		3.11		50
Year ended 12/31/07	11.92	0.28	(0.01)	0.27	(0.38)	11.81	2.20	59,000	0.91		1.18		2.31		47
Year ended 12/31/06	10.99	0.25	0.91	1.16	(0.23)	11.92	10.55	84,212	0.91		1.15		2.16		44

Series II
Year ended 12/31/10	8.66	0.10	0.56	0.66	(0.15)	9.17	7.77	2,510	1.15	(d)	1.68	(d)	1.15	(d)	96
Year ended 12/31/09	6.78	0.13	2.13	2.26	(0.38)	8.66	33.54	3,183	1.15		1.75		1.81		57
Year ended 12/31/08	11.73	0.28	(4.79)	(4.51)	(0.44)	6.78	(38.46)	2,829	1.16		1.60		2.86		50
Year ended 12/31/07	11.84	0.25	(0.01)	0.24	(0.35)	11.73	1.94	5,295	1.16		1.43		2.06		47
Year ended 12/31/06	10.91	0.22	0.91	1.13	(0.20)	11.84	10.36	5,878	1.16		1.40		1.91		44

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $29,165 and $2,617 for Series I and Series II shares, respectively.

NOTE 13—Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Van Kampen V.I. Equity and Income Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

Invesco V.I. Basic Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Basic Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Basic Balanced Fund (formerly known as AIM V.I. Basic Balanced Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco V.I. Basic Balanced Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,160.80	$4.90	$1,020.67	$4.58	0.90%

Series II	1,000.00	1,159.40	6.26	1,019.41	5.85	1.15

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Basic Balanced Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Corporate Dividends Received Deduction*	42.59%
U.S. Treasury Obligations*	4.34%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Basic Balanced Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco V.I. Basic Value Fund
Annual Report to Shareholders ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VIBVA-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
On June 25, 2010, the team of Jason Leder, Devin Armstrong, Kevin Holt, Matthew Seinsheimer and James Warwick took over management of the Fund from the prior management team. A listing of your Fund’s managers appears later in this report.
     For the year ended December 31, 2010, Invesco V.I. Basic Value Fund underperformed its style-specific benchmark, the Russell 1000 Value Index. The Fund’s underperformance was largely due to holdings in the information technology (IT) sector. Alternatively, holdings in health care contributed to the Fund’s relative performance versus its style-specific benchmark.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	7.35%

Series II Shares	6.94

S&P 500 Index▼ (Broad Market Index)	15.08

Russell 1000 Value Index▼ (Style-Specific Index)	15.51

Lipper VUF Large-Cap Value Funds Index▼ (Peer Group Index)	13.75

▼	Lipper Inc.

How we invest
As noted above, the Fund’s management team changed during the reporting period. The new team seeks to exploit market inefficiencies by investing in companies that appear undervalued relative to the overall market. Ultimately, we believe that the market will recognize the value in these companies and will sell them as their stock price begins to reflect their intrinsic value. We feel that stock picking, as compared to making sector bets, provides a more consistent path to potential success. In addition, we may be able to take advantage of pricing anomalies by purchasing undervalued stocks before a recognizable catalyst arises.
     The Fund’s primary investable universe includes all U.S. denominated equities. In order to distill the investment universe, we filter for companies with sufficient liquidity. We filter the remaining securities on valuation metrics depending upon the growth or cyclical nature of their business. The result of this filtering process is a pool of securities that we believe are statistically inexpensive relative to the broader market. Companies identified in the filtering process are thoroughly analyzed to assess intrinsic value and their ability to achieve fair value.
     We will purchase a security only if we believe the potential for stock price appreciation outweighs potential downside risk. To be eligible for inclusion in the Fund, a stock must meet the following criteria:
■	If the security is statistically cheap on the basis of its primary valuation criteria, which depends on the cyclical or growth nature of its business.

■	If rigorous fundamental analysis shows that the company is undervalued and possesses potential financial strength and improved quality of management for future growth.
     We maintain an intense focus on the quality of a company’s accounting and on financial statement analysis. Portfolio construction is bottom-up and stock specific, concentrating on individual company fundamental analysis and valuations. Therefore, while we monitor and are aware of our positions relative to the benchmark, it does not play a major role in the construction of the Fund.
     We look to manage risk through portfolio construction, chiefly diversification across most major sectors, and through the assistance of an independent quantitative risk control group. Risk management is continuous. The Fund is regularly reviewed to ensure it is optimally constructed on a risk/reward basis. We have the final say on construction of the Fund and a collegial relationship exists between the risk management team and the Fund teams.
     Our sell discipline is just as important as the buy decision and is based on the same principles: relative value and fundamentals. While no sale is automatic, a security is typically sold if it meets one or more of the following criteria:
■	When we believe the target price has been realized, and if we no longer consider the company undervalued.

■	If we determine that a better value opportunity can be found elsewhere.

■	If our research shows that a company is experiencing deteriorating fundamentals beyond what we feel to be a tolerable level and the trend is likely to be a long term issue.

Market conditions and your Fund
Equity markets were choppy during the fiscal year as investors weighed the competing issues of solid corporate profits and soft macroeconomic data. Corporate earnings were largely positive but often were overshadowed by concerns about high unemployment, weak consumer spending, soft housing data and the possibility of additional U.S. Federal Reserve accommodation. After rising through April, major equity indexes sold off precipitously in May as the sovereign debt crisis unfolded in the eurozone while U.S. economic indicators

Portfolio Composition
By sector

Financials	30.5%

Consumer Discretionary	20.3

Energy	12.7

Consumer Staples	9.2

Information Technology	9.2

Industrials	7.1

Health Care	5.2

Telecommunication Services	1.5

Materials	1.2

Money Market Funds
Plus Other Assets Less Liabilities	3.1

Top 10 Equity Holdings*

1.	Omnicom Group Inc.	5.0%

2.	Chubb Corp.	4.6

3.	JPMorgan Chase & Co.	4.2

4.	Royal Dutch Shell PLC-ADR	3.7

5.	Time Warner Cable Inc.	3.6

6.	Molson Coors Brewing Co.-Class B	3.6

7.	Chevron Corp.	3.2

8.	Hewlett-Packard Co.	3.1

9.	Wal-Mart Stores, Inc.	3.1

10.	Comcast Corp.-Class A	3.0

Total Net Assets	$313.8 million

Total Number of Holdings*	44
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
* Excluding money market fund holdings.

Invesco V.I. Basic Value Fund

remained weak, prompting fears of a “double-dip” recession. Uncertainty created by the debt crisis – combined with subdued employment, consumer spending and housing data – added to concerns that the recovery was slowing. Just as abruptly, however, the markets reversed course starting in September and rallied through the end of the year on modestly better economic news.
     Major equity indexes produced positive returns for the fiscal year, and all 10 sectors of the S&P 500 Index posted gains. More economically sensitive sectors such as consumer discretionary and industrials had the highest returns, while less economically sensitive sectors such as health care had some of the lowest returns.
     The IT sector was the largest detractor from relative and absolute Fund performance. More specifically, the Fund’s holdings in Nokia and Microsoft detracted from performance during the first half of the year. Soon after taking over management of the Fund in June, we sold the Fund’s positions in these two companies.
     Select holdings in the financials sector were also among the largest detractors from Fund returns. Moody’s and State Street detracted from performance during the first half of the year and we also eliminated these two holdings from the Fund. Energy holding BP was the single largest detractor from Fund performance; we sold our position in BP after taking over management of the Fund.
     Stock selection combined with an underweight position in the health care sector contributed to Fund performance relative to the Russell 1000 Value Index. Within health care, our holdings in Pfizer and UnitedHealth Group performed particularly well during the year.
     In absolute terms, the Fund’s holdings in consumer discretionary and financials contributed the most to performance. Media companies Omnicom and Time Warner were strong performers as was financial services company Chubb.
     Select holdings in the energy sector also made significant contributions to returns during the year. Since we assumed management of the Fund in June, we took advantage of weakness in select energy holdings to build our exposure to the sector. The stock price weakness was driven by the Mocondo offshore oil well incident and subsequent Gulf of Mexico drilling moratorium. Currently, the majority of the Fund’s energy holdings are in the integrated oil industry, an area that has become more attractively priced.
     We believe that market volatility, and the market correction that occurred during the second quarter of 2010, created opportunities to invest in companies with attractive valuations. Our contrarian philosophy and deep value approach of buying extremely undervalued companies may capitalize on market volatility and down markets as value is created for new investment opportunities.
     Thank you for your investment in Invesco V.I. Basic Value Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Jason Leder
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. Basic Value Fund. He joined Invesco in 2010. Mr. Leder earned a B.A. from The University of Texas and an M.B.A. from Columbia University.
Devin Armstrong
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Basic Value Fund. He joined Invesco in 2010. Mr. Armstrong earned a B.S. in psychology and finance from the University of Illinois and an M.B.A. in finance from Columbia University.
Kevin Holt
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Basic Value Fund. He joined Invesco in 2010. Mr. Holt earned a B.A. from the University of Iowa and an M.B.A. from the University of Chicago.
Matthew Seinsheimer
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Basic Value Fund. He joined Invesco in 1992. Mr. Seinsheimer earned a B.B.A. from Southern Methodist University and an M.B.A. from The University of Texas at Austin.
James Warwick
Portfolio specialist, is manager of Invesco V.I. Basic Value Fund. He joined Invesco in 2010. Mr. Warwick earned a B.B.A. from Stephen F. Austin State University and an M.B.A. from the University of Houston.

Invesco V.I. Basic Value Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Index data from 8/31/01, Fund data from 9/10/01

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or
100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception (9/10/01)		1.07%

5 Years		-2.50

1 Year		7.35

Series II Shares

Inception	(9/10/01)	0.83%

5 Years		-2.75

1 Year		6.94
The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.00% and 1.25%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Basic Value Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Basic Value Fund

Invesco V.I. Basic Value Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
     Value stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks and may never realize their full value. Value stocks tend to be currently out-of-favor with many investors.
     The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     The Fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.
     The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Basic Value Fund

Schedule of Investments(a)

December 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–96.94%
Advertising–4.96%
Omnicom Group Inc.	339,615	$15,554,367

Aerospace & Defense–2.42%
Honeywell International Inc.	142,549	7,577,905

Apparel Retail–1.22%
TJX Cos., Inc. (The)	86,083	3,821,224

Asset Management & Custody Banks–2.09%
Bank of New York Mellon Corp.	216,964	6,552,313

Brewers–3.64%
Molson Coors Brewing Co.–Class B	227,579	11,422,190

Cable & Satellite–6.67%
Comcast Corp.–Class A	431,546	9,481,066

Time Warner Cable Inc.	173,398	11,449,470

		20,930,536

Casinos & Gaming–1.55%
International Game Technology	275,303	4,870,110

Computer Hardware–4.40%
Dell Inc.(b)	297,376	4,029,445

Hewlett-Packard Co.	232,420	9,784,882

		13,814,327

Data Processing & Outsourced Services–1.45%
Western Union Co.	245,052	4,550,616

Department Stores–2.30%
Macy’s, Inc.	285,829	7,231,474

Diversified Banks–4.65%
Comerica Inc.	13,382	565,256

US Bancorp	191,034	5,152,187

Wells Fargo & Co.	286,305	8,872,592

		14,590,035

General Merchandise Stores–1.54%
Target Corp.	80,562	4,844,193

Household Products–2.49%
Procter & Gamble Co. (The)	121,283	7,802,135

Hypermarkets & Super Centers–3.11%
Wal-Mart Stores, Inc.	181,166	9,770,282

Industrial Conglomerates–2.87%
General Electric Co.	254,979	4,663,566

Tyco International Ltd.	104,684	4,338,105

		9,001,671

Industrial Machinery–1.80%
Illinois Tool Works Inc.	105,741	5,646,569

Integrated Oil & Gas–11.04%
Chevron Corp.	108,572	9,907,195

Exxon Mobil Corp.	89,017	6,508,923

Petroleo Brasileiro S.A.–ADR (Brazil)	173,739	6,574,284

Royal Dutch Shell PLC–ADR (United Kingdom)	174,677	11,664,930

		34,655,332

Investment Banking & Brokerage–3.11%
Goldman Sachs Group, Inc. (The)	28,486	4,790,206

Morgan Stanley	182,596	4,968,437

		9,758,643

IT Consulting & Other Services–1.58%
Accenture PLC–Class A (Ireland)	102,399	4,965,328

Life & Health Insurance–3.24%
MetLife, Inc.	125,798	5,590,463

Torchmark Corp.	76,596	4,575,845

		10,166,308

Managed Health Care–1.49%
UnitedHealth Group Inc.	129,202	4,665,484

Movies & Entertainment–2.05%
Time Warner Inc.	199,485	6,417,433

Oil & Gas Drilling–1.64%
Noble Corp.(b)	144,031	5,151,989

Other Diversified Financial Services–6.76%
Bank of America Corp.	614,393	8,196,002

JPMorgan Chase & Co.	307,123	13,028,158

		21,224,160

Pharmaceuticals–3.76%
Bristol-Myers Squibb Co.	206,284	5,462,400

Pfizer Inc.	361,639	6,332,299

		11,794,699

Property & Casualty Insurance–10.67%
Allied World Assurance Co. Holdings, Ltd.	80,516	4,785,871

Aspen Insurance Holdings Ltd.	202,630	5,799,271

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Basic Value Fund

	Shares	Value

Property & Casualty Insurance–(continued)

Chubb Corp. (The)	241,937	$14,429,123

Travelers Cos., Inc. (The)	152,160	8,476,833

		33,491,098

Semiconductors–1.72%
Intel Corp.	257,348	5,412,028

Steel–1.22%
POSCO–ADR (South Korea)	35,652	3,839,364

Wireless Telecommunication Services–1.50%
Vodafone Group PLC–ADR (United Kingdom)	178,096	4,707,077

Total Common Stocks & Other Equity Interests (Cost $255,005,075)		304,228,890

Money Market Funds–3.02%
Liquid Assets Portfolio–Institutional Class(c)	4,732,799	4,732,799

Premier Portfolio–Institutional Class(c)	4,732,799	4,732,799

Total Money Market Funds (Cost $9,465,598)		9,465,598

TOTAL INVESTMENTS–99.96% (Cost $264,470,673)		313,694,488

OTHER ASSETS LESS LIABILITIES–0.04%		118,608

NET ASSETS–100.00%		$313,813,096

Investment Abbreviation:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Basic Value Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $255,005,075)	$304,228,890

Investments in affiliated money market funds, at value and cost	9,465,598

Total investments, at value (Cost $264,470,673)	313,694,488

Receivable for:
Investments sold	501,857

Fund shares sold	27,850

Dividends	458,935

Investment for trustee deferred compensation and retirement plans	24,068

Total assets	314,707,198

Liabilities:
Payable for:
Fund shares reacquired	310,496

Accrued fees to affiliates	457,304

Accrued other operating expenses	43,352

Trustee deferred compensation and retirement plans	82,950

Total liabilities	894,102

Net assets applicable to shares outstanding	$313,813,096

Net assets consist of:
Shares of beneficial interest	$346,274,947

Undistributed net investment income	1,919,672

Undistributed net realized gain (loss)	(83,605,338)

Unrealized appreciation	49,223,815

$313,813,096

Net Assets:
Series I	$181,514,836

Series II	$132,298,260

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	28,448,910

Series II	20,861,466

Series I:
Net asset value per share	$6.38

Series II:
Net asset value per share	$6.34

Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $124,214)	$5,346,216

Dividends from affiliated money market funds	10,504

Total investment income	5,356,720

Expenses:
Advisory fees	2,237,405

Administrative services fees	861,228

Custodian fees	25,327

Distribution fees — Series II	323,976

Transfer agent fees	39,639

Trustees’ and officers’ fees and benefits	25,300

Other	58,630

Total expenses	3,571,505

Less: Fees waived and expense offset arrangement(s)	(12,121)

Net expenses	3,559,384

Net investment income	1,797,336

Realized and unrealized gain from:
Net realized gain from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(391,829))	1,761,304

Foreign currencies	211,281

1,972,585

Change in net unrealized appreciation of investment securities	17,975,887

Net realized and unrealized gain	19,948,472

Net increase in net assets resulting from operations	$21,745,808

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Basic Value Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$1,797,336	$1,541,745

Net realized gain (loss)	1,972,585	(33,121,862)

Change in net unrealized appreciation	17,975,887	158,453,793

Net increase in net assets resulting from operations	21,745,808	126,873,676

Distributions to shareholders from net investment income:
Series I	(1,104,262)	(3,201,037)

Series II	(467,104)	(1,368,809)

Total distributions from net investment income	(1,571,366)	(4,569,846)

Share transactions–net:
Series I	(56,488,740)	(1,497,408)

Series II	(10,025,853)	(45,220,456)

Net increase (decrease) in net assets resulting from share transactions	(66,514,593)	(46,717,864)

Net increase (decrease) in net assets	(46,340,151)	75,585,966

Net assets:
Beginning of year	360,153,247	284,567,281

End of year (includes undistributed net investment income of $1,919,672 and $1,482,421, respectively)	$313,813,096	$360,153,247

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco V.I. Basic Value Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as

Invesco V.I. Basic Value Fund

institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the

Invesco V.I. Basic Value Fund

financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.695%

Next $250 million	0.67%

Next $500 million	0.645%

Next $1.5 billion	0.62%

Next $2.5 billion	0.595%

Next $2.5 billion	0.57%

Next $2.5 billion	0.545%

Over $10 billion	0.52%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Invesco V.I. Basic Value Fund

  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2010, the Adviser waived advisory fees of $12,010.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2010, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $84,661 for accounting and fund administrative services and reimbursed $776,567 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2010, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$313,694,488	$—	$—	$313,694,488

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2010, the Fund engaged in securities purchases of $38,964,918 and securities sales of $4,128,486, which resulted in net realized gains (losses) of $(391,829).

Invesco V.I. Basic Value Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $111.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $3,317 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$1,571,366	$4,569,846

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$2,000,450

Net unrealized appreciation — investments	46,447,867

Temporary book/tax differences	(80,778)

Capital loss carryforward	(80,829,390)

Shares of beneficial interest	346,274,947

Total net assets	$313,813,096

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$40,544,207

December 31, 2017	32,409,899

December 31, 2018	7,875,284

Total capital loss carryforward	$80,829,390

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

Invesco V.I. Basic Value Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $270,971,564 and $337,120,962, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$48,395,390

Aggregate unrealized (depreciation) of investment securities	(1,947,523)

Net unrealized appreciation of investment securities	$46,447,867

Cost of investments for tax purposes is $267,246,621.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2010, undistributed net investment income was increased by $211,281 and undistributed net realized gain was decreased by $211,281. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Year ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Series I	1,839,415	$11,111,452	7,249,578	$36,341,584

Series II	4,402,680	25,876,503	6,780,957	32,543,999

Issued as reinvestment of dividends:
Series I	188,763	1,104,262	550,953	3,201,037

Series II	80,258	467,104	236,818	1,368,809

Reacquired:
Series I	(11,391,121)	(68,704,454)	(8,478,204)	(41,040,029)

Series II	(6,127,464)	(36,369,460)	(15,711,336)	(79,133,264)

Net increase (decrease) in share activity	(11,007,469)	$(66,514,593)	(9,371,234)	$(46,717,864)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 61% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Basic Value Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/10	$5.98	$0.04	$0.40	$0.44	$(0.04)	$—	$(0.04)	$6.38	7.35%	$181,515	1.00	%(d)	1.00	%(d)	0.65	%(d)	86%
Year ended 12/31/09	4.10	0.03	1.94	1.97	(0.09)	—	(0.09)	5.98	48.00	226,282	0.98		0.99		0.59		23
Year ended 12/31/08	12.73	0.10	(6.68)	(6.58)	(0.09)	(1.96)	(2.05)	4.10	(51.77)	157,693	1.03		1.03		0.99		58
Year ended 12/31/07	13.35	0.07	0.17	0.24	(0.08)	(0.78)	(0.86)	12.73	1.62	399,974	0.96		0.99		0.52		25
Year ended 12/31/06	12.37	0.07	1.54	1.61	(0.05)	(0.58)	(0.63)	13.35	13.12	489,352	0.97		1.02		0.54		15

Series II
Year ended 12/31/10	5.95	0.02	0.39	0.41	(0.02)	—	(0.02)	6.34	6.94	132,298	1.25	(d)	1.25	(d)	0.40	(d)	86
Year ended 12/31/09	4.07	0.02	1.92	1.94	(0.06)	—	(0.06)	5.95	47.74	133,872	1.23		1.24		0.34		23
Year ended 12/31/08	12.62	0.07	(6.61)	(6.54)	(0.05)	(1.96)	(2.01)	4.07	(51.90)	126,874	1.28		1.28		0.74		58
Year ended 12/31/07	13.24	0.04	0.16	0.20	(0.04)	(0.78)	(0.82)	12.62	1.36	303,628	1.21		1.24		0.27		25
Year ended 12/31/06	12.26	0.04	1.54	1.58	(0.02)	(0.58)	(0.60)	13.24	12.94	339,457	1.22		1.27		0.29		15

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $195,022 and $129,590 for Series I and Series II shares, respectively.

Invesco V.I. Basic Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Basic Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Basic Value Fund (formerly known as AIM V.I. Basic Value Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco V.I. Basic Value Fund

Calculating your Ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,204.40	$5.67	$1,020.06	$5.19	1.02%

Series II	1,000.00	1,202.90	7.05	1,018.80	6.46	1.27

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Basic Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Corporate Dividends Received Deduction*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Basic Value Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco V.I. Capital Appreciation Fund
Annual Report to Shareholders ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VICAP-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2010, Invesco V.I. Capital Appreciation Fund had positive returns but underperformed versus its style-specific index, the Russell 1000 Growth Index. Much of the Fund’s underperformance was due to stock selection in several sectors. The Fund performed in-line with the broad market, represented by the S&P 500 Index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	15.49%

Series II Shares	15.21

S&P 500 Index▼ (Broad Market Index)	15.08

Russell 1000 Growth Index▼ (Style-Specific Index)	16.71

Lipper VUF Multi-Cap Growth Funds Category Average▼ (Peer Group)	19.45

▼	Lipper Inc.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio. Our investment process seeks to identify companies that generate sustainable revenue, earnings and cash flow growth that is not fully reflected in investor expectations or equity valuations.
     We begin with a quantitative model that ranks companies based on a set of growth, quality and valuation factors. This proprietary model provides an objective approach to identifying new investment opportunities.

Portfolio Composition
By sector

Information Technology	28.6%

Consumer Discretionary	16.7

Industrials	15.8

Health Care	11.2

Energy	9.5

Consumer Staples	7.8

Financials	6.4

Materials	1.3

Money Market Funds Plus Other Assets
Less Liabilities	2.7

Top 10 Industries

1.	Systems Software	7.0%

2.	Computer Hardware	5.5

3.	Integrated Oil & Gas	4.8

4.	Data Processing & Outsourced
	Services	4.2

5.	Oil & Gas Equipment & Services	4.0

6.	Industrial Machinery	3.6

7.	Hypermarkets & Super Centers	3.1

8.	Biotechnology	3.0

9.	Soft Drinks	2.9

10.	Aerospace & Defense	2.8
     Our stock selection process is based on a rigorous three-step process that includes fundamental, valuation and timeliness analysis. Importantly, we search for compelling growth companies in all areas of the market, including many sectors that are not traditionally identified as growth sectors.
     Our fundamental analysis focuses on identifying industries and companies with strong fundamental drivers of high-quality growth in revenues, earnings and cash flow. Our valuation analysis focuses on identifying attractively valued

Top 10 Equity Holdings*

1.	Apple Inc.	4.6%

2.	Check Point Software
	Technologies Ltd.	4.1

3.	Occidental Petroleum Corp.	3.6

4.	Kohl’s Corp.	2.6

5.	MasterCard, Inc.	2.5

6.	Amazon.com, Inc.	2.3

7.	Microsoft Corp.	2.3

8.	Comcast Corp.	2.2

9.	Cooper Industries PLC	2.1

10.	Ingersoll-Rand PLC	2.0

Total Net Assets	$683.7 million

Total Number of Holdings*	93
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
* Excluding money market fund holdings.

stocks based on their growth potential over a two- to three-year time horizon. Our timeliness analysis employs moving average analysis and other selected factors to identify the timeliness of a stock transaction.
     We carefully construct the Fund with a goal to minimize unnecessary risk. We seek to accomplish this goal by diversifying Fund holdings across countries, sectors, industries and market capitalizations. Additionally, we avoid building concentrated position sizes and expect to hold numerous stocks in the Fund. Our target holding period is two to three years for each stock.
     We consider selling a stock when it no longer meets our investment criteria, based on:
■	Deteriorating fundamental business prospects.

■	Declining quantitative rank.

■	Negative changes to the investment thesis.

■	Finding a more attractive opportunity.

Market conditions and your Fund
The U.S. economy provided signs of improvement during the Fund’s fiscal year, potentially indicating that the economy has transitioned from a contraction phase into an expansionary phase. Nevertheless, the pace of recovery remained modest and the transition from government stimulus-induced growth to private economic recovery was uncertain.
     The U.S. Federal Reserve’s (the Fed) federal funds target rate remained low in a range of zero to 0.25%.1 Real gross domestic product (GDP) registered positive growth during the reporting period with quarterly increases of 3.7%, 1.7% and 2.6% for the first, second and third quarters of 2010, respectively.2 Inflation, measured by the seasonally-adjusted Consumer Price Index, remained relatively benign. While labor markets improved as layoffs moderated, new hiring remained quite weak. Unemployment, after climbing steadily throughout 2009, fell slightly during 2010 to a rate of 9.4% nationwide as of December 2010.3
     While stock market volatility increased significantly during the fiscal year, indexes measuring the performance of large-, mid- and small-cap stocks finished the period with positive, double-digit returns. In terms of investment style, growth stocks generally outperformed value stocks. The sectors with the highest returns in the Russell 1000 Growth Index included more

Invesco V.I. Capital Appreciation Fund

economically sensitive sectors such as consumer discretionary, industrials and materials, as well as the telecommunications sector. Conversely, the health care and utilities sectors had the lowest returns but were still in positive territory.
     The Fund had positive returns but underperformed the Russell 1000 Growth Index. Underperformance was driven primarily by stock selection in several sectors, including health care, financials and consumer staples. An underweight position in the materials sector and the Fund’s cash position also detracted from performance.
     Over the course of the fiscal year, the Fund underperformed by the widest margin in the health care sector, largely due to stock selection. The leading detractor from overall Fund performance was pharmaceutical product maker Gilead Sciences. This holding had weak performance following an announcement earlier in the year that revenues and earnings would be negatively impacted from costs related to U.S. healthcare reform legislation. An overweight position in the sector was also a detractor from relative performance, as the health care sector was one of the weakest performing sectors in the Russell 1000 Growth Index during the reporting period.
     Another area of weakness for the Fund during the fiscal year was the financials sector. Within this sector, underperformance was driven primarily by stock selection. Examples of holdings that detracted from performance included financial services firm Charles Schwab and insurance provider Ace. Charles Schwab and Ace are no longer held by the Fund.
     The Fund also underperformed in the consumer staples sector, due to stock selection. Within this sector, drugstore operator Walgreens had weak performance and detracted from returns. Walgreens is no longer held by the Fund.
     Some of this underperformance was offset by outperformance in other sectors, including consumer discretionary, industrials and information technology (IT). The Fund outperformed by the widest margin in the consumer discretionary sector, due to both stock selection and an overweight position. Two holdings were among the Fund’s top contributors to performance during the period: discount retailer Dollar Tree and online retailer Amazon.com.
     Outperformance in the industrials sector was also due to stock selection and an overweight position. Examples of holdings that contributed to performance included airline holding company UAL, which merged with Continental Airlines and became United Continental Holdings, as well as heavy machinery and commercial products maker Ingersoll-Rand. UAL is no longer held by the Fund.
     The Fund outperformed in the IT sector due to stock selection. The leading contributor to Fund performance was Apple. Apple continued to benefit from strong consumer demand for its innovative technology products, including the iPad tablet computer as well as a new version of the iPhone. Network security software provider Checkpoint Software was also one of the leading contributors to Fund performance.
     During the fiscal year, the most significant changes to Fund positioning included a reduction in exposure in the IT, telecommunications, health care and materials sectors. Proceeds from the sale of holdings in these sectors were used to add exposure in other sectors, including industrials, consumer staples and energy.
     As we’ve discussed, the stock market experienced heavy volatility during the last 12 months. We would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial adviser to discuss your individual financial program. We thank you for your commitment to Invesco V.I. Capital Appreciation Fund.

1	U.S. Federal Reserve

2	Bureau of Economic Analysis

3	U.S. Bureau of Labor Statistics
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Robert Lloyd
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. Capital Appreciation Fund. Mr. Lloyd joined Invesco in 2000. He earned a B.B.A. from the University of Notre Dame and an M.B.A. from the University of Chicago.
Ryan Amerman
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Capital Appreciation Fund. Mr. Amerman joined Invesco in 1996. He earned a B.B.A. from Stephen F. Austin State University and an M.B.A. with an emphasis in finance from the University of St. Thomas.

Invesco V.I. Capital Appreciation Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Index data from 4/30/93, Fund data from 5/5/93

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or
100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception (5/5/93)		6.10%

10	Years	-1.78

5	Years	-0.86

1	Year	15.49

Series II Shares

10	Years	-2.03%

5	Years	-1.11

1	Year	15.21
Series II shares incepted on August 21, 2001. Performance shown prior to that date is that of Series I shares, restated to reflect the higher 12b-1 fees applicable to Series II. Series I performance reflects any applicable fee waivers or expense reimbursements. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results;
current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.92% and 1.17%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Capital Appreciation Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available on this Invesco automated information line, 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Capital Appreciation Fund

Invesco V.I. Capital Appreciation Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
     The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
     The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Lipper VUF Multi-Cap Growth Funds Category Average represents an average of all of the variable insurance underlying funds in the Lipper Multi-Cap Growth Funds category.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally classified according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Capital Appreciation Fund

Schedule of Investments(a)

December 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–97.25%
Aerospace & Defense–2.80%
Goodrich Corp.	56,818	$5,003,961

Honeywell International Inc.	67,525	3,589,629

Rockwell Collins, Inc.	81,122	4,726,168

United Technologies Corp.	73,603	5,794,028

		19,113,786

Air Freight & Logistics–0.35%
Expeditors International of Washington, Inc.	43,302	2,364,289

Airlines–1.82%
Delta Air Lines, Inc.(b)	518,976	6,539,098

United Continental Holdings Inc.(b)	248,287	5,914,196

		12,453,294

Apparel Retail–0.46%
Men’s Wearhouse, Inc. (The)	126,009	3,147,705

Apparel, Accessories & Luxury Goods–1.20%
Coach, Inc.	147,879	8,179,187

Asset Management & Custody Banks–0.41%
Ameriprise Financial, Inc.	48,716	2,803,606

Auto Parts & Equipment–1.71%
Autoliv, Inc. (Sweden)	79,318	6,261,363

Johnson Controls, Inc.	142,156	5,430,359

		11,691,722

Automobile Manufacturers–0.36%
Toyota Motor Corp. (Japan)	62,600	2,463,926

Biotechnology–2.97%
Amgen Inc.(b)	143,324	7,868,488

Gilead Sciences, Inc.(b)	225,347	8,166,575

Human Genome Sciences, Inc.(b)	177,980	4,251,942

		20,287,005

Broadcasting–1.24%
Scripps Networks Interactive Inc.–Class A	163,602	8,466,403

Cable & Satellite–2.17%
Comcast Corp.–Class A	676,690	14,866,879

Communications Equipment–2.18%
Cisco Systems, Inc.(b)	340,020	6,878,605

JDS Uniphase Corp.(b)	308,623	4,468,861

QUALCOMM, Inc.	72,051	3,565,804

		14,913,270

Computer Hardware–4.60%
Apple Inc.(b)	97,426	31,425,731

Computer Storage & Peripherals–1.00%
EMC Corp.(b)	299,806	6,865,557

Construction & Engineering–0.57%
Fluor Corp.	59,186	3,921,664

Construction, Farm Machinery & Heavy Trucks–1.20%
Komatsu Ltd. (Japan)	105,500	3,191,106

Navistar International Corp.(b)	86,250	4,994,737

		8,185,843

Consumer Finance–0.45%
American Express Co.	72,142	3,096,335

Data Processing & Outsourced Services–4.22%
MasterCard, Inc.–Class A	76,326	17,105,420

Visa Inc.–Class A	166,681	11,731,009

		28,836,429

Department Stores–2.57%
Kohl’s Corp.(b)	322,822	17,542,147

Diversified Banks–0.63%
Banco Bradesco S.A.–ADR (Brazil)	213,799	4,337,982

Electrical Components & Equipment–2.06%
Cooper Industries PLC (Ireland)	242,209	14,118,363

Electronic Components–0.87%
Corning Inc.	308,068	5,951,874

Electronic Manufacturing Services–1.54%
Flextronics International Ltd. (Singapore)(b)	793,514	6,229,085

Tyco Electronics Ltd. (Switzerland)	120,914	4,280,355

		10,509,440

Fertilizers & Agricultural Chemicals–0.68%
Monsanto Co.	66,449	4,627,508

General Merchandise Stores–1.06%
Dollar Tree, Inc.(b)	128,907	7,229,105

Health Care Distributors–0.82%
Cardinal Health, Inc.	146,467	5,611,151

Health Care Equipment–1.16%
Hospira, Inc.(b)	90,627	5,047,017

Thoratec Corp.(b)	102,596	2,905,519

		7,952,536

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Capital Appreciation Fund

	Shares	Value

Health Care Services–1.55%
Medco Health Solutions, Inc.(b)	173,533	$10,632,367

Home Improvement Retail–1.01%
Lowe’s Cos., Inc.	275,242	6,903,069

Homefurnishing Retail–0.91%
Bed Bath & Beyond Inc.(b)	126,624	6,223,570

Hotels, Resorts & Cruise Lines–0.94%
Carnival Corp.(c)	138,945	6,406,754

Household Products–0.99%
Procter & Gamble Co. (The)	105,240	6,770,089

Hypermarkets & Super Centers–3.11%
Costco Wholesale Corp.	177,613	12,825,435

Wal-Mart Stores, Inc.	156,136	8,420,414

		21,245,849

Industrial Gases–0.59%
Praxair, Inc.	42,564	4,063,585

Industrial Machinery–3.62%
Illinois Tool Works Inc.	104,717	5,591,888

Ingersoll-Rand PLC (Ireland)	295,646	13,921,970

Kennametal Inc.	132,111	5,213,100

		24,726,958

Integrated Oil & Gas–4.77%
Exxon Mobil Corp.	107,707	7,875,536

Occidental Petroleum Corp.	252,343	24,754,848

		32,630,384

Internet Retail–2.29%
Amazon.com, Inc.(b)	86,963	15,653,340

Internet Software & Services–2.30%
Google Inc.–Class A(b)	18,027	10,707,497

VeriSign, Inc.	153,864	5,026,737

		15,734,234

Investment Banking & Brokerage–2.15%
Goldman Sachs Group, Inc. (The)	42,001	7,062,888

Jefferies Group, Inc.	288,108	7,672,316

		14,735,204

IT Consulting & Other Services–2.09%
Accenture PLC–Class A (Ireland)	47,420	2,299,396

International Business Machines Corp.	39,649	5,818,887

Teradata Corp.(b)	150,106	6,178,363

		14,296,646

Life Sciences Tools & Services–0.52%
Life Technologies Corp.(b)	63,762	3,538,791

Managed Health Care–1.52%
UnitedHealth Group, Inc.	287,446	10,379,675

Oil & Gas Equipment & Services–4.05%
Baker Hughes Inc.	62,836	3,592,334

Cameron International Corp.(b)	143,910	7,300,554

Halliburton Co.	86,450	3,529,754

Schlumberger Ltd.	158,528	13,237,088

		27,659,730

Oil & Gas Exploration & Production–0.70%
Apache Corp.	40,199	4,792,927

Other Diversified Financial Services–1.22%
JPMorgan Chase & Co.	196,465	8,334,045

Packaged Foods & Meats–0.74%
Green Mountain Coffee Roasters, Inc.(b)	154,648	5,081,733

Pharmaceuticals–2.67%
Abbott Laboratories	178,022	8,529,034

Pfizer Inc.	371,198	6,499,677

Shire PLC (United Kingdom)	132,961	3,202,637

		18,231,348

Railroads–1.23%
Union Pacific Corp.	90,421	8,378,410

Regional Banks–0.50%
PNC Financial Services Group, Inc.	56,486	3,429,830

Restaurants–0.00%
Krispy Kreme Doughnuts Inc.–Wts., expiring 03/02/12(b)(d)	1,194	370

Semiconductor Equipment–0.44%
ASML Holding N.V. (Netherlands)	76,919	2,981,491

Semiconductors–2.09%
Cree, Inc.(b)	120,647	7,949,431

PMC-Sierra, Inc.(b)	411,256	3,532,689

Xilinx, Inc.	97,214	2,817,262

		14,299,382

Soft Drinks–2.93%
Coca-Cola Co. (The)	112,615	7,406,689

Hansen Natural Corp.(b)	13,258	693,128

PepsiCo, Inc.	183,140	11,964,536

		20,064,353

Specialized Consumer Services–0.33%
Coinstar, Inc.(b)	40,429	2,281,813

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Capital Appreciation Fund

	Shares	Value

Specialized Finance–1.03%
CME Group, Inc.	7,643	$2,459,135

IntercontinentalExchange Inc.(b)	38,231	4,555,224

		7,014,359

Specialty Stores–0.45%
Dick’s Sporting Goods, Inc.(b)	81,274	3,047,775

Systems Software–7.04%
Check Point Software Technologies Ltd. (Israel)(b)	614,824	28,441,758

Microsoft Corp.	558,081	15,581,622

Oracle Corp.	131,890	4,128,157

		48,151,537

Technology Distributors–0.25%
Avnet, Inc.(b)	52,400	1,730,772

Trading Companies & Distributors–1.35%
W.W. Grainger, Inc.	66,751	9,218,981

Trucking–0.77%
J.B. Hunt Transport Services, Inc.	129,034	5,265,878

Total Common Stocks & Other Equity Interests (Cost $504,691,284)		664,867,986

Money Market Funds–2.96%
Liquid Assets Portfolio–Institutional Class(e)	10,125,559	10,125,559

Premier Portfolio–Institutional Class(e)	10,125,559	10,125,559

Total Money Market Funds (Cost $20,251,118)		20,251,118

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.21% (Cost $524,942,402)		685,119,104

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.29%
Liquid Assets Portfolio–Institutional Class (Cost $2,000,700)(e)(f)	2,000,700	2,000,700

TOTAL INVESTMENTS–100.50% (Cost $526,943,102)		687,119,804

OTHER ASSETS LESS LIABILITIES–(0.50)%		(3,422,774)

NET ASSETS–100.00%		$683,697,030

Investment Abbreviations:

ADR	– American Depositary Receipt
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Each unit represents one common share with paired trust share.
(d)	Non-income producing security acquired through a corporate action.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Capital Appreciation Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $504,691,284)	$664,867,986

Investments in affiliated money market funds, at value and cost	22,251,818

Total investments, at value (Cost $526,943,102)	687,119,804

Cash	5,478

Receivables for:
Fund shares sold	43,886

Dividends	552,390

Investment for trustee deferred compensation and retirement plans	139,326

Other assets	388

Total assets	687,861,272

Liabilities:
Payable for:
Investments purchased	345,031

Fund shares reacquired	595,812

Collateral upon return of securities loaned	2,000,700

Accrued fees to affiliates	876,131

Accrued other operating expenses	57,196

Trustee deferred compensation and retirement plans	289,372

Total liabilities	4,164,242

Net assets applicable to shares outstanding	$683,697,030

Net assets consist of:
Shares of beneficial interest	$811,755,287

Undistributed net investment income	379,618

Undistributed net realized gain (loss)	(288,614,576)

Unrealized appreciation	160,176,701

$683,697,030

Net Assets:
Series I	$498,492,889

Series II	$185,204,141

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	21,397,218

Series II	8,079,968

Series I:
Net asset value per share	$23.30

Series II:
Net asset value per share	$22.92

*	At December 31, 2010, securities with an aggregate value of $1,961,427 were on loan to brokers.
Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $4,192)	$7,130,077

Dividends from affiliated money market funds (includes securities lending income of $16,450)	52,197

Total investment income	7,182,274

Expenses:
Advisory fees	4,094,480

Administrative services fees	1,695,726

Custodian fees	38,718

Distribution fees:
Series II	451,268

Transfer agent fees	83,006

Trustees’ and officers’ fees and benefits	34,319

Other	90,544

Total expenses	6,488,061

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(41,171)

Net expenses	6,446,890

Net investment income	735,384

Realized
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of ($431,879))	45,432,536

Foreign currencies	(39,646)

45,392,890

Change in net unrealized appreciation of:
Investment securities	47,561,475

Foreign currencies	—

47,561,475

Net realized and unrealized gain	92,954,365

Net increase in net assets resulting from operations	$93,689,749

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Capital Appreciation Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$735,384	$4,829,676

Net realized gain (loss)	45,392,890	(94,066,494)

Change in net unrealized appreciation	47,561,475	214,294,752

Net increase in net assets resulting from operations	93,689,749	125,057,934

Distributions to shareholders from net investment income:
Series I	(3,537,619)	(2,958,538)

Series II	(915,129)	(485,149)

Total distributions from net investment income	(4,452,748)	(3,443,687)

Share transactions–net:
Series I	(78,894,363)	(68,162,037)

Series II	(32,232,888)	(16,738,294)

Net increase (decrease) in net assets resulting from share transactions	(111,127,251)	(84,900,331)

Net increase (decrease) in net assets	(21,890,250)	36,713,916

Net assets:
Beginning of year	705,587,280	668,873,364

End of year (includes undistributed net investment income of $379,619 and $4,136,629, respectively)	$683,697,030	$705,587,280

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco V.I. Capital Appreciation Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as

Invesco V.I. Capital Appreciation Fund

institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the

Invesco V.I. Capital Appreciation Fund

financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.65%

Over $250 million	0.60%

  Under the terms of master intergroup sub-advisory contracts between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.30%

Invesco V.I. Capital Appreciation Fund

and Series II shares to 1.45% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2010, the Adviser waived advisory fees of $41,171.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2010, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $162,163 for accounting and fund administrative services and reimbursed $1,533,563 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2010, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$678,471,750	$8,648,054	$—	$687,119,804

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

Invesco V.I. Capital Appreciation Fund

Pursuant to these procedures, for the year ended December 31, 2010, the Fund engaged in securities purchases of $933,281 and securities sales of $2,636,693, which resulted in net realized gains (losses) of $(431,879).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $25.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $4,136 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$4,452,748	$3,443,686

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$656,404

Net unrealized appreciation — investments	156,378,867

Net unrealized appreciation (depreciation) — other investments	(125,976)

Temporary book/tax differences	(276,785)

Capital loss carryforward	(284,690,766)

Shares of beneficial interest	811,755,286

Total net assets	$683,697,030

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $44,077,954 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2011	$56,312,952

December 31, 2017	228,377,814

Total capital loss carryforward	$284,690,766

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

Invesco V.I. Capital Appreciation Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $354,112,518 and $466,172,524, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$159,564,695

Aggregate unrealized (depreciation) of investment securities	(3,185,828)

Net unrealized appreciation of investment securities	$156,378,867

Cost of investments for tax purposes is $530,740,937.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforwards and foreign currency transactions, on December 31, 2010, undistributed net investment income (loss) was decreased by $39,647, undistributed net realized gain (loss) was increased by $96,496,960 and shares of beneficial interest decreased by $96,457,313. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Years ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Series I	587,627	$12,238,362	1,264,061	$22,171,261

Series II	512,761	10,258,765	874,710	15,048,701

Issued as reinvestment of dividends:
Series I	170,899	3,537,619	149,045	2,958,538

Series II	44,903	915,129	24,828	485,149

Reacquired:
Series I	(4,572,413)	(94,670,344)	(5,328,522)	(93,291,836)

Series II	(2,127,908)	(43,406,782)	(1,893,167)	(32,272,144)

Net increase (decrease) in share activity	(5,384,131)	$(111,127,251)	(4,909,045)	$(84,900,331)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 51% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Capital Appreciation Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
				Net gains						expenses		expenses
				(losses) on						to average		to average net		Ratio of net
	Net asset	Net		securities		Dividends				net assets		assets without		investment
	value,	investment		(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	income	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Series I
Year ended 12/31/10	$20.33	$0.04	(c)	$3.09	$3.13	$(0.16)	$23.30	15.49%	$498,493	0.90	%(d)	0.91	%(d)	0.19	%(d)	56%
Year ended 12/31/09	16.89	0.14	(c)	3.42	3.56	(0.12)	20.33	21.08	512,540	0.90	(d)	0.91	(d)	0.79	(d)	85
Year ended 12/31/08	29.37	0.09	(c)	(12.57)	(12.48)	—	16.89	(42.49)	492,079	0.91		0.91		0.37		103
Year ended 12/31/07	26.22	0.01		3.14	3.15	—	29.37	12.01	1,086,677	0.88		0.88		0.03		71
Year ended 12/31/06	24.67	0.01		1.55	1.56	(0.01)	26.22	6.34	1,204,559	0.91		0.91		0.06		120

Series II
Year ended 12/31/10	20.00	(0.01	)(c)	3.04	3.03	(0.11)	22.92	15.21	185,204	1.15	(d)	1.16	(d)	(0.06	)(d)	56
Year ended 12/31/09	16.61	0.09	(c)	3.35	3.44	(0.05)	20.00	20.72	193,047	1.15	(d)	1.16	(d)	0.54	(d)	85
Year ended 12/31/08	28.95	0.03	(c)	(12.37)	(12.34)	—	16.61	(42.63)	176,794	1.16		1.16		0.12		103
Year ended 12/31/07	25.91	(0.07)		3.11	3.04	—	28.95	11.73	349,294	1.13		1.13		(0.22)		71
Year ended 12/31/06	24.43	(0.05)		1.53	1.48	—	25.91	6.06	371,316	1.16		1.16		(0.19)		120

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s) of $481,073 and $180,507 for Series I and Series II shares, respectively

Invesco V.I. Capital Appreciation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco V.I. Variable Insurance Funds)
and Shareholders of Invesco V.I. Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Capital Appreciation Fund (formerly known as AIM V.I. Capital Appreciation Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco V.I. Capital Appreciation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,263.70	$5.14	$1,020.67	$4.58	0.90%

Series II	1,000.00	1,261.80	6.56	1,019.41	5.85	1.15

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Capital Appreciation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Capital Appreciation Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco V.I. Capital Development Fund
Annual Report to Shareholders ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VICDV-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended December 31, 2010, Invesco V.I. Capital Development Fund had positive double-digit returns but underperformed the Fund’s style-specific benchmark, the Russell Midcap Growth Index. Underperformance was driven primarily by stock selection in several sectors. The Fund outperformed the broad market as represented by the S&P 500 Index, as mid-cap stocks generally outperformed large-cap stocks.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	18.78%

Series II Shares	18.47

S&P 500 Index▼ (Broad Market Index)	15.08

Russell Midcap Growth Index▼ (Style-Specific Index)	26.38

Lipper VUF Mid-Cap Growth Funds Index▼ (Peer Group Index)	27.62

▼	Lipper Inc.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     Our investment process combines fundamental and quantitative analysis to uncover companies exhibiting long-term, sustainable revenue, earnings and cash flow growth that is not yet reflected by the stock’s market price.
     Our quantitative model ranks companies based on a set of fundamental, valuation and timeliness factors. This quantitative model is designed to identify stocks with the highest probability of meeting our team’s investment criteria. Stocks that are ranked highest by our quantitative model are the focus of our fundamental research efforts.
     Our fundamental analysis focuses on identifying companies and industries with strong drivers of growth. To accomplish this goal, we develop a fully integrated financial model to gain a more complete understanding of the financial health of each investment candidate. Additionally, our research involves due diligence of the company, which includes a detailed

Portfolio Composition
By sector

Information Technology	22.6%

Industrials	20.8

Consumer Discretionary	19.0

Health Care	11.7

Energy	8.3

Financials	6.4

Materials	4.6

Consumer Staples	2.3

Telecommunication Services	1.6

Utilities	0.9

Money Market Funds Plus Other Assets
Less Liabilities	1.8

Total Net Assets	$175.7 million

Total Number of Holdings*	97
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

Top 10 Equity Holdings*

1.	Concho Resources Inc.	1.8%

2.	Marriott International Inc.	1.8

3.	AGCO Corp.	1.6

4.	Albemarle Corp.	1.6

5.	Affiliated Managers Group, Inc.	1.6

6.	Universal Health Services, Inc.	1.5

7.	Coach, Inc.	1.5

8.	Rovi Corp.	1.5

9.	Borg Warner, Inc.	1.5

10.	Discover Financial Services	1.5

Top 10 Industries

1.	Oil & Gas Exploration & Production	5.4%

2.	Semiconductors	4.3

3.	Hotels, Resorts & Cruise Lines	3.8

4.	Industrial Machinery	3.5

5.	Specialty Chemicals	2.9

6.	Department Stores	2.8

7.	Systems Software	2.7

8.	Application Software	2.6

9.	Construction, Farm Machinery & Heavy Trucks	2.6

10.	IT Consulting & Other Services	2.6

analysis of the strategic plans of the company’s management team. We also analyze key competitors, customers and suppliers to assess the overall attractiveness and growth potential of the industry.
     Risk management plays an important role in portfolio construction, as our target portfolio attempts to limit volatility and downside risk. We seek to accomplish this goal by investing in sectors, industries and companies with attractive fundamental prospects. We limit the Fund’s sector exposure and also seek to minimize stock-specific risk by building a diversified portfolio.
     We consider selling a stock for any of the following reasons:
■	There is a change in fundamentals, market capitalization or deterioration in the timeliness profile.

■	The price target set at purchase has been reached.

■	The investment thesis is no longer valid.

■	Insider selling indicates potential issues.

Market conditions and your Fund
The U.S. economy provided signs of improvement during the Fund’s fiscal year, potentially indicating that the economy has transitioned from a contraction phase into an expansionary phase. Nevertheless, the pace of recovery remained modest and the transition from government stimulus-induced growth to private economic recovery was uncertain.
     The U.S. Federal Reserve’s (the Fed) federal funds target rate remained low in a range from zero to 0.25%.1 Real gross domestic product (GDP) registered positive growth during the reporting period with quarterly increases of 3.7%, 1.7% and 2.6% for the first, second and third quarters of 2010, respectively.2 Inflation, measured by the seasonally-adjusted Consumer Price Index, remained relatively benign. While labor markets improved as layoffs moderated, new hiring remained quite weak. Unemployment, after climbing steadily throughout 2009, fell slightly during 2010 to a rate of 9.4% nationwide as of December 2010.3
     While stock market volatility increased significantly during the fiscal year, indexes measuring the performance of large-, mid- and small-cap stocks finished the period with positive, double-digit returns. In terms of investment style, growth stocks generally outperformed

Invesco V.I. Capital Development Fund

value stocks. The sectors with the highest returns in the Russell Midcap Growth Index included more economically sensitive sectors such as consumer discretionary, industrials, materials and information technology (IT). Conversely, the utilities sector was the only sector with a negative return during the period.
     The Fund had double-digit absolute returns, but underperformed versus the Russell Midcap Growth Index during the fiscal year. The Fund underperformed by the widest margin in the consumer discretionary, health care and materials sectors. Some of this underperformance was offset by outperformance in other sectors, including utilities and energy.
     The Fund underperformed most significantly in the consumer discretionary sector, primarily driven by stock selection. Within this sector, key detractors from performance included for-profit education services provider ITT Educational Services and discount department store operator J.C. Penney. We sold the Fund’s position in both holdings due to deteriorating fundamentals. Despite underperforming in this sector, two holdings were among the leading contributors to performance: automotive engine and drive train parts maker BorgWarner and casino operator Las Vegas Sands.
      Underperformance in the health care sector was largely due to stock selection. Examples of holdings that detracted from performance included medical device maker NuVasive and animal hospital operator VCA Antech. While we sold the Fund’s position in VCA Antech due to deteriorating fundamentals, we continue to own NuVasive.
     Another area of weakness for the Fund was the materials sector, where the Fund’s holdings generally under-performed those of the Russell Midcap Growth Index. Within this sector, holdings that detracted from performance included glass container manufacturer Owens-Illinois and fertilizer maker Intrepid Potash. We sold the Fund’s position in both holdings due to deteriorating fundamentals.
     Some of this underperformance was offset by outperformance in other sectors. The Fund outperformed the Russell Midcap Growth Index by the widest margin in the utilities sector, due to stock selection and an underweight position. One holding that made a positive contribution to performance was electric power generation plant operator KGen Power. However, our underweight position in utilities was a benefit as this more defensive sector was the weakest performing sector in the Russell Midcap Growth Index during the reporting period.
     Outperformance in the energy sector was driven by stock selection. Two examples of energy holdings that made positive contributions to performance included oil and gas exploration and production firms Concho Resources and Oasis Petroleum.
     As we’ve discussed, the stock market experienced significant volatility during the fiscal year. We would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial adviser to discuss your individual financial program. We thank you for your commitment to Invesco V.I. Capital Development Fund.

1	U.S. Federal Reserve

2	Bureau of Economic Analysis

3	U.S. Bureau of Labor Statistics
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Paul Rasplicka
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. Capital Development Fund. Mr. Rasplicka joined Invesco in 1998. He began his investment career in 1982. Mr. Rasplicka earned a B.S. in business administration from the University of Colorado and an M.B.A. from the University of Chicago.
Brent Lium
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Capital Development Fund. Mr. Lium joined Invesco in 2001. He earned a B.B.A. from Texas A&M University and an M.B.A. from The University of Texas at Austin.

Invesco V.I. Capital Development Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class since Inception
Index data from 4/30/98, Fund data from 5/01/98

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or
100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception (5/1/98)		5.06%

10	Years	3.66

5	Years	2.96

1	Year	18.78

Series II Shares

10	Years	3.41%

5	Years	2.71

1	Year	18.47
Series II shares incepted on August 21, 2001. Performance shown prior to that date is that of Series I shares, restated to reflect the higher 12b-1 fees applicable to Series II. Series I performance reflects any applicable fee waivers or expense reimbursements. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.11% and 1.36%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.12% and 1.37%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Capital Development Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Vari-
able Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial advise.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2012. See current prospectus for more information.

Invesco V.I. Capital Development Fund

Invesco V.I. Capital Development Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
     The Fund’s foreign investments will be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     Growth stocks can perform differently from the market as a whole. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in their earnings and can be more volatile.
     Stocks of small and mid sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
     The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return.
     The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

About indexes used in this report
The S&P 500 ® Index is an unmanaged index considered representative of the U.S. stock market.
     The Russell Midcap ® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Lipper VUF Mid-Cap Growth Funds Index is an unmanaged index considered representative of mid-cap growth variable insurance underlying funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally classified according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Capital Development Fund

Schedule of Investments(a)

December 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–98.17%
Aerospace & Defense–1.23%
Goodrich Corp.	24,594	$2,165,994

Air Freight & Logistics–2.01%
C.H. Robinson Worldwide, Inc.	23,795	1,908,121

UTI Worldwide, Inc.	76,321	1,618,005

		3,526,126

Apparel, Accessories & Luxury Goods–1.53%
Coach, Inc.	48,587	2,687,347

Application Software–2.60%
Autodesk, Inc.(b)	44,233	1,689,701

Citrix Systems, Inc.(b)	17,714	1,211,815

TIBCO Software Inc.(b)	84,474	1,664,982

		4,566,498

Asset Management & Custody Banks–1.54%
Affiliated Managers Group, Inc.(b)	27,255	2,704,241

Auto Parts & Equipment–2.03%
BorgWarner, Inc.(b)	37,077	2,682,892

Gentex Corp.	29,745	879,262

		3,562,154

Automotive Retail–1.13%
O’Reilly Automotive, Inc.(b)	32,869	1,985,945

Biotechnology–1.77%
Human Genome Sciences, Inc.(b)	58,085	1,387,651

United Therapeutics Corp.(b)	27,368	1,730,205

		3,117,856

Broadcasting–1.05%
Discovery Communications, Inc.–Class A(b)	44,243	1,844,933

Casinos & Gaming–2.25%
Las Vegas Sands Corp.(b)	33,061	1,519,153

MGM Resorts International(b)	163,754	2,431,747

		3,950,900

Coal & Consumable Fuels–1.06%
Alpha Natural Resources, Inc.(b)	30,904	1,855,167

Communications Equipment–1.08%
Finisar Corp.(b)	52,471	1,557,864

Lantronix Inc.–Wts., expiring 02/09/11(c)	576	0

Sycamore Networks, Inc.	16,669	343,215

		1,901,079

Computer Storage & Peripherals–1.05%
NetApp, Inc.(b)	33,692	1,851,712

Construction & Engineering–0.68%
Foster Wheeler AG (Switzerland)(b)	34,740	1,199,225

Construction, Farm Machinery & Heavy Trucks–2.58%
AGCO Corp.(b)	54,740	2,773,129

Navistar International Corp.(b)	30,340	1,756,989

		4,530,118

Consumer Finance–1.49%
Discover Financial Services	141,584	2,623,552

Data Processing & Outsourced Services–1.43%
Alliance Data Systems Corp.(b)(d)	35,350	2,510,910

Department Stores–2.79%
Macy’s, Inc.	98,566	2,493,720

Nordstrom, Inc.	56,935	2,412,905

		4,906,625

Education Services–1.03%
Capella Education Co.(b)	27,312	1,818,433

Electrical Components & Equipment–1.05%
Regal-Beloit Corp.	27,563	1,840,106

Electronic Components–1.33%
Amphenol Corp.–Class A	44,373	2,342,007

Environmental & Facilities Services–1.02%
Republic Services, Inc.	60,248	1,799,005

Health Care Equipment–2.37%
American Medical Systems Holdings, Inc.(b)	72,370	1,364,898

CareFusion Corp.(b)	72,656	1,867,259

NuVasive, Inc.(b)(d)	36,549	937,482

		4,169,639

Health Care Facilities–2.09%
Brookdale Senior Living Inc.(b)	45,377	971,521

Universal Health Services, Inc.–Class B	62,073	2,695,210

		3,666,731

Health Care Services–0.94%
DaVita, Inc.(b)	11,775	818,245

Fresenius Medical Care AG & Co. KGaA–ADR (Germany)	14,422	832,005

		1,650,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Capital Development Fund

	Shares	Value

Hotels, Resorts & Cruise Lines–3.77%
Ctrip.com International, Ltd.–ADR (China)(b)	40,862	$1,652,868

Marriott International Inc.–Class A	74,321	3,087,294

Starwood Hotels & Resorts Worldwide, Inc.	31,027	1,885,821

		6,625,983

Household Products–1.08%
Church & Dwight Co., Inc.	27,609	1,905,573

Human Resource & Employment Services–2.03%
Manpower Inc.	27,462	1,723,515

Robert Half International, Inc.	60,048	1,837,469

		3,560,984

Independent Power Producers & Energy Traders–0.90%
KGEN Power Corp. (Acquired 01/12/07; Cost $2,219,196)(b)(e)	158,514	1,585,140

Industrial Machinery–3.49%
Flowserve Corp.	20,178	2,405,621

Gardner Denver Inc.	23,559	1,621,330

Kennametal Inc.	53,334	2,104,560

		6,131,511

Internet Software & Services–2.11%
Akamai Technologies, Inc.(b)	19,522	918,510

MercadoLibre Inc.(b)	16,486	1,098,792

VeriSign, Inc.	51,661	1,687,765

		3,705,067

IT Consulting & Other Services–2.57%
Cognizant Technology Solutions Corp.–Class A(b)	29,529	2,164,180

Teradata Corp.(b)	57,343	2,360,238

		4,524,418

Life Sciences Tools & Services–1.90%
Life Technologies Corp.(b)	31,272	1,735,596

Pharmaceutical Product Development, Inc.	59,185	1,606,281

		3,341,877

Managed Health Care–1.50%
Aetna Inc.	55,485	1,692,847

Aveta, Inc.(b)(e)	157,251	943,506

		2,636,353

Metal & Glass Containers–1.42%
Crown Holdings, Inc.(b)	74,688	2,493,085

Oil & Gas Equipment & Services–1.81%
Oil States International, Inc.(b)	21,533	1,380,050

Weatherford International Ltd.(b)	78,930	1,799,604

		3,179,654

Oil & Gas Exploration & Production–5.46%
Concho Resources Inc.(b)	36,446	3,195,221

Continental Resources, Inc.(b)	36,870	2,169,799

Oasis Petroleum Inc.(b)	62,580	1,697,170

Pioneer Natural Resources Co.	29,153	2,531,063

		9,593,253

Packaged Foods & Meats–1.24%
Hershey Co. (The)	46,160	2,176,444

Pharmaceuticals–1.07%
Shire PLC–ADR (United Kingdom)	25,942	1,877,682

Precious Metals & Minerals–0.25%
Stillwater Mining Co.(b)	20,539	438,508

Property & Casualty Insurance–0.82%
Assured Guaranty Ltd.	81,212	1,437,452

Publishing–1.17%
McGraw-Hill Cos., Inc. (The)	56,541	2,058,658

Real Estate Services–1.34%
CB Richard Ellis Group, Inc.–Class A(b)	115,122	2,357,699

Research & Consulting Services–1.49%
IHS Inc.–Class A(b)	32,507	2,613,238

Restaurants–1.16%
Darden Restaurants, Inc.	43,981	2,042,478

Security & Alarm Services–0.94%
Corrections Corp. of America(b)	66,133	1,657,293

Semiconductor Equipment–2.07%
Lam Research Corp.(b)	34,458	1,784,235

Teradyne, Inc.(b)	132,501	1,860,314

		3,644,549

Semiconductors–4.33%
Altera Corp.	31,260	1,112,231

Avago Technologies Ltd. (Singapore)(b)	77,060	2,193,898

Broadcom Corp.–Class A	23,890	1,040,410

Cavium Networks, Inc.(b)	43,234	1,629,057

Marvell Technology Group Ltd.(b)	88,469	1,641,100

		7,616,696

Specialized Finance–1.22%
Moody’s Corp.	80,654	2,140,557

Specialty Chemicals–2.95%
Albemarle Corp.	49,398	2,755,420

Lubrizol Corp. (The)	7,993	854,292

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Capital Development Fund

	Shares	Value

Specialty Chemicals–(continued)

LyondellBasell Industries N.V.–Class A (Netherlands)(b)	45,655	$1,570,532

		5,180,244

Specialty Stores–1.11%
Ulta Salon, Cosmetics & Fragrance, Inc.(b)	57,482	1,954,388

Systems Software–2.68%
Check Point Software Technologies Ltd. (Israel)(b)	43,639	2,018,740

Rovi Corp.(b)	43,297	2,684,847

		4,703,587

Technology Distributors–1.37%
Avnet, Inc.(b)	46,306	1,529,487

Tech Data Corp.(b)	20,049	882,557

		2,412,044

Trading Companies & Distributors–2.29%
MSC Industrial Direct Co., Inc.–Class A	27,678	1,790,490

W.W. Grainger, Inc.	6,393	882,937

WESCO International, Inc.(b)	25,566	1,349,885

		4,023,312

Trucking–1.94%
J.B. Hunt Transport Services, Inc.	56,071	2,288,258

Swift Transportation Co.(b)	89,653	1,121,559

		3,409,817

Wireless Telecommunication Services–1.56%
American Tower Corp.–Class A(b)	37,006	1,910,990

Millicom International Cellular S.A. (Luxembourg)	8,640	825,984

		2,736,974

Total Common Stocks & Other Equity Interests (Cost $127,213,006)		172,541,071

Money Market Funds–2.29%
Liquid Assets Portfolio–Institutional Class(f)	2,012,640	2,012,640

Premier Portfolio–Institutional Class(f)	2,012,640	2,012,640

Total Money Market Funds (Cost $4,025,280)		4,025,280

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.46% (Cost $131,238,286)		176,566,351

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.29%
Liquid Assets Portfolio–Institutional Class (Cost $2,263,765)(f)(g)	2,263,765	2,263,765

TOTAL INVESTMENTS–101.75% (Cost $133,502,051)		178,830,116

OTHER ASSETS LESS LIABILITIES–(1.75%)		(3,083,062)

NET ASSETS–100.00%		$175,747,054

Investment Abbreviations:

ADR	– American Depositary Receipt
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Non-income producing security acquired through a corporate action.
(d)	All or a portion of this security was out on loan at December 31, 2010.
(e)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2010 was $2,528,646, which represented 1.44% of the Fund’s Net Assets.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Capital Development Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $127,213,006)*	$172,541,071

Investments in affiliated money market funds, at value and cost	6,289,045

Total investments, at value (Cost $133,502,051)	178,830,116

Foreign currencies, at value (Cost $99)	123

Receivable for:
Fund shares sold	7,795

Dividends	60,407

Investment for trustee deferred compensation and retirement plans	32,645

Total assets	178,931,086

Liabilities:
Payable for:
Investments purchased	441,619

Fund shares reacquired	118,772

Collateral upon return of securities loaned	2,263,765

Accrued fees to affiliates	267,681

Accrued other operating expenses	37,388

Trustee deferred compensation and retirement plans	54,807

Total liabilities	3,184,032

Net assets applicable to shares outstanding	$175,747,054

Net assets consist of:
Shares of beneficial interest	$183,904,337

Undistributed net investment income (loss)	(51,861)

Undistributed net realized gain (loss)	(53,433,510)

Unrealized appreciation	45,328,088

$175,747,054

Net Assets:
Series I	$82,664,942

Series II	$93,082,112

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	6,164,223

Series II	7,150,126

Series I:
Net asset value per share	$13.41

Series II:
Net asset value per share	$13.02

*	At December 31, 2010, securities with an aggregate value of $2,204,388 were on loan to brokers.
Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $5,799)	$1,573,408

Dividends from affiliated money market funds (includes securities lending income of $13,168)	24,411

Total investment income	1,597,819

Expenses:
Advisory fees	1,278,105

Administrative services fees	466,901

Custodian fees	13,651

Distribution fees:
Series II	227,652

Transfer agent fees	30,430

Trustees’ and officers’ fees and benefits	19,993

Other	52,772

Total expenses	2,089,504

Less: Fees waived and expense offset arrangement(s)	(21,030)

Net expenses	2,068,474

Net investment income (loss)	(470,655)

Realized and unrealized gain from:
Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $634,076)	23,138,004

Foreign currencies	4,938

23,142,942

Change in net unrealized appreciation of:
Investment securities	5,835,960

Foreign currencies	23

5,835,983

Net realized and unrealized gain	28,978,925

Net increase in net assets resulting from operations	$28,508,270

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Capital Development Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income (loss)	$(470,655)	$(859,030)

Net realized gain (loss)	23,142,942	(13,261,728)

Change in net unrealized appreciation	5,835,983	69,400,458

Net increase in net assets resulting from operations	28,508,270	55,279,700

Share transactions–net:
Series I	(12,617,550)	(5,484,404)

Series II	(16,250,389)	(16,147,547)

Net increase (decrease) in net assets resulting from share transactions	(28,867,939)	(21,631,951)

Net increase (decrease) in net assets	(359,669)	33,647,749

Net assets:
Beginning of year	176,106,723	142,458,974

End of year (includes undistributed net investment income (loss) of $(51,861) and $(49,367), respectively)	$175,747,054	$176,106,723

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco V.I. Capital Development Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market

Invesco V.I. Capital Development Fund

quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these

Invesco V.I. Capital Development Fund

arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $350 million	0.75%

Over $350 million	0.625%

  Through at least April 30, 2012, the Adviser has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund’s average daily net assets) do not exceed the annual rate of:

Average Net Assets	Rate

First $250 million	0.745%

Next $250 million	0.73%

Next $500 million	0.715%

Next $1.5 billion	0.70%

Next $2.5 billion	0.685%

Next $2.5 billion	0.67%

Next $2.5 billion	0.655%

Over $10 billion	0.64%

Invesco V.I. Capital Development Fund

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2010, the Adviser waived advisory fees of $20,923.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2010, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $416,901 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2010, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco V.I. Capital Development Fund

  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$176,301,470	$943,506	$1,585,140	$178,830,116

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2010, the Fund engaged in securities purchases of $8,168,620 and securities sales of $3,024,129, which resulted in net realized gains of $634,076.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $107.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $2,884 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

There were no ordinary income or long-term cpaital gain distributions paid during the years ended December 31, 2010 and 2009.

Tax Components of Net Assets at Period-End:

2010

Net unrealized appreciation — investments	$45,129,547

Net unrealized appreciation — other investments	23

Temporary book/tax differences	(51,861)

Capital loss carryforward	(53,234,992)

Shares of beneficial interest	183,904,337

Total net assets	$175,747,054

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Invesco V.I. Capital Development Fund

  The Fund utilized $23,064,574 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$26,776,236

December 31, 2017	26,458,756

Total capital loss carryforward	$53,234,992

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $128,645,477 and $156,200,896, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$48,087,242

Aggregate unrealized (depreciation) of investment securities	(2,957,695)

Net unrealized appreciation of investment securities	$45,129,547

Cost of investments for tax purposes is $133,700,569.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2010, undistributed net investment income (loss) was increased by $468,161, undistributed net realized gain (loss) was decreased by $3,857 and shares of beneficial interest decreased by $464,304. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Year ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Series I	985,705	$11,570,756	2,458,503	$21,351,970

Series II	838,860	9,669,323	1,455,369	12,521,899

Reacquired:
Series I	(2,070,684)	(24,188,306)	(3,021,088)	(26,836,374)

Series II	(2,263,580)	(25,919,712)	(3,276,615)	(28,669,446)

Net increase (decrease) in share activity	(2,509,699)	$(28,867,939)	(2,383,831)	$(21,631,951)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 72% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Capital Development Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
				Net gains						expenses		expenses
				(losses)						to average		to average net		Ratio of net
	Net asset	Net		on securities		Distributions				net assets		assets without		investment
	value,	investment		(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	realized	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	gains	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Series I
Year ended 12/31/10	$11.29	$(0.02	)(c)	$2.14	$2.12	$—	$13.41	18.78%	$82,665	1.08	%(d)	1.09	%(d)	(0.14	)%(d)	79%
Year ended 12/31/09	7.93	(0.04	)(c)	3.40	3.36	—	11.29	42.37	81,866	1.10		1.11		(0.41)		102
Year ended 12/31/08	18.85	(0.05	)(c)	(8.88)	(8.93)	(1.99)	7.93	(47.03)	61,986	1.10		1.11		(0.38)		99
Year ended 12/31/07	18.43	(0.10	)(c)	2.14	2.04	(1.62)	18.85	10.84	149,776	1.05		1.06		(0.47)		109
Year ended 12/31/06	16.09	(0.07)		2.73	2.66	(0.32)	18.43	16.52	148,668	1.08		1.09		(0.48)		119

Series II
Year ended 12/31/10	10.99	(0.04	)(c)	2.07	2.03	—	13.02	18.47	93,082	1.33	(d)	1.34	(d)	(0.39	)(d)	79
Year ended 12/31/09	7.74	(0.06	)(c)	3.31	3.25	—	10.99	41.99	94,241	1.35		1.36		(0.66)		102
Year ended 12/31/08	18.53	(0.09	)(c)	(8.71)	(8.80)	(1.99)	7.74	(47.13)	80,473	1.35		1.36		(0.63)		99
Year ended 12/31/07	18.19	(0.15	)(c)	2.11	1.96	(1.62)	18.53	10.55	190,815	1.30		1.31		(0.72)		109
Year ended 12/31/06	15.92	(0.10)		2.69	2.59	(0.32)	18.19	16.26	128,990	1.33		1.34		(0.73)		119

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s) of $79,353 and $91,061 for Series I and Series II shares, respectively.

NOTE 13—Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco V.I. Dynamics Fund (the “Target Fund”) in exchange for shares of the Fund. The Agreement requires approval of the Target Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

Invesco V.I. Capital Development Fund

NOTE 12—Financial Highlights—(continued)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Capital Development Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Capital Development Fund (formerly known as AIM V.I. Capital Development Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco V.I. Capital Development Fund

NOTE 12—Financial Highlights—(continued)

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,268.70	$6.23	$1,019.71	$5.55	1.09%

Series II	1,000.00	1,267.80	7.66	1,018.45	6.82	1.34

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Capital Development Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco V.I. Core Equity Fund
Annual Report to Shareholders ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VICEQ-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2010, Invesco V.I. Core Equity Fund lagged the broad market, as measured by the S&P 500 Index, as well as the Fund’s style-specific benchmark, the Russell 1000 Index. The Fund’s comparative results were largely attributable to a significant underweight in the consumer discretionary sector and an overweight in the health care sector versus the benchmark. The Fund’s large cash weighting also acted as a drag on returns in a rising market. Top contributors to the Fund’s absolute return were holdings in the energy, financials, industrials and information technology (IT) sectors, while the largest detractor was the health care sector.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	9.56%

Series II Shares	9.25

The S&P 500 Index▼ (Broad Market Index)	15.08

Russell 1000 Index▼ (Style-Specific Index)	16.10

Lipper VUF Large-Cap Core Funds Index▼ (Peer Group Index)	13.43

▼	Liper Inc.

How we invest
We seek to manage your Fund as what we term a “Conservative Cornerstone” – a stable foundational component within a well-diversified portfolio of assets that provides attractive upside participation during buoyant equity markets and stronger downside protection during weak equity markets. As part of a well-diversi-fied asset allocation strategy, the Fund is intended to complement more aggressive or cyclical investment strategies.
     We conduct thorough fundamental research of companies and their businesses to gain a deeper understanding of their prospects, growth potential and return on invested capital (ROIC) characteristics. The process we use to identify potential investments for the Fund includes three phases: financial analysis, business analysis and valuation analysis.
     Financial analysis provides insights
into historical returns on invested capital, a key indicator of business quality, and historical capital allocation, a key indicator of management quality. Business analysis, which evaluates the competitive landscape and any structural or cyclical business opportunities or threats, allows us to identify key revenue, profit and return drivers of the company. Both the financial and business analyses serve as a basis to construct valuation models that help us appraise a company’s intrinsic worth. In our valuation analysis, we use three primary techniques, including discounted cash flow, traditional valuation multiples and net asset value.
     We consider selling a stock when it exceeds our target price, we have not seen a demonstrable improvement in fundamentals, or a more compelling investments opportunity exists.

Market conditions and your Fund
Equity markets fluctuated during the fiscal year as investors weighed the competing issues of solid corporate profits and soft macroeconomic data. Corporate earnings were largely positive but often were overshadowed by concerns about high unemployment, lack of consumer spending, soft housing data and the possibility of additional U.S. Federal Reserve (the Fed) accommodation. After rising through April, the major equity indexes sold off precipitously in May as the sovereign debt crisis unfolded in the eurozone. Meanwhile U.S. economic indicators remained weak, prompting concerns of a double-dip recession. Uncertainty created by the debt crisis, combined with subdued employment, consumer spending and housing data added to concerns that the recovery was slowing to a sub-normal growth rate. Just as abruptly, however, markets reversed course and rallied again during the last four months of the year on better economic news, ending the fiscal year with double-digit gains.
     All 10 sectors of the S&P 500 Index posted gains for the year. The more economically sensitive sectors such as consumer discretionary, industrials and materials had the highest returns, while the less economically sensitive sectors such as health care and utilities had some of the lowest returns.
     During the year, our IT holdings were a source of strength on an absolute basis for the Fund, and QUALCOMM, which manufactures processor chips used in mobile handset devices, was the largest contributor to returns. The company reported solid results during the year due to higher demand for its products and better pricing power. In addition, cost-cutting measures helped the company achieve stronger operating margins.

Portfolio Composition
By sector

Information Technology	18.0%

Health Care	15.3

Financials	13.4

Industrials	13.4

Energy	11.9

Consumer Staples	8.8

Consumer Discretionary	5.4

Telecommunication Services	2.3

Utilities	2.2

Materials	1.8

Money Market Funds Plus Other Assets
Less Liabilities	7.5

Top 10 Equity Holdings*

1.	Symantec Corp.	2.9%

2.	CVS Caremark Corp.	2.9

3.	Progressive Corp. (The)	2.9

4.	Baker Hughes Inc.	2.6

5.	American Express Co.	2.6

6.	QUALCOMM, Inc.	2.5

7.	Kroger Co. (The)	2.5

8.	ITT Corp.	2.4

9.	Berkshire Hathaway, Inc.- Class A	2.4

10.	Microsoft Corp.	2.4

Top Five Industries

1.	Communications Equipment	6.6%

2.	Pharmaceuticals	5.4

3.	Systems Software	5.4

4.	Aerospace & Defense	5.3

5.	Property & Casualty Insurance	5.3

Total Net Assets	$1.4 billion

Total Number of Holdings*	71

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
Invesco V.I. Core Equity Fund

     Oilfield services company BJ Services was another strong contributor to results. The company’s merger with Baker Hughes was finalized in the second quarter of 2010. We held our shares of the company through the end of the acquisition, and we are also retaining a position in Baker Hughes.
     Holdings in the financials sector also enhanced the Fund’s results for the year, with Progressive and Berkshire Hathaway among top contributors. Progressive, a low-cost provider of auto and specialty insurance serving private and commercial markets, is a long-term Fund holding that we purchased several years ago when we began to see an improvement in pricing power in the auto insurance industry. At the time, however, the market had penalized the company for a new initiative to grow and retain its client base, while increasing spending on marketing and advertising. The initiative would have lowered near-term profits, which depressed the stock. This near-term focus was, in our view, shortsighted, and we believed the company was still a leading innovator in the auto insurance business with a solid track record of profitability, growth and returns on shareholder equity. Since we purchased the stock, investors have begun recognizing the company’s inherent value. The stock traded higher following a solid first quarter in 2010, and it remained at elevated levels for much of the period.
     A number of the Fund’s key return detractors were concentrated in the health care sector, including medical device maker Boston Scientific, and Gilead Sciences, a biotechnology firm. Early in the year, Boston Scientific reported disappointing earnings results due to eroding profit margins, and management reduced its growth outlook for 2010 as a result. In addition, sales for one of the firm’s ICD (implantable cardioverter-defibrillator) devices were halted during the period, thus weighing on the company’s stock price. The sales stoppage, however, was not related to efficacy or safety, but rather to the mishandling of a Food and Drug Administration application for a change to its manufacturing process. Though the issue was subsequently resolved, the controversy created by this action negatively affected the stock.
     Another detractor from Fund results was Apollo Group, a for-profit education provider whose businesses include the widely known University of Phoenix. The company and its peers have been under pressure as Congressional leaders turned a critical eye on the for-profit education industry due to the outsized share of government education funds that it receives. The industry has also come under scrutiny for its comparatively low graduation rates, and government officials have called for increased regulatory oversight of the industry. We eliminated this position during the year.
     Over the year, our cash weighting fluctuated as market volatility allowed us to buy on weakness and sell on strength. Markets rallied sharply in the first half of the year, providing us an opportunity to take profits; however, as market volatility increased over the summer, we used the opportunity to upgrade our portfolio by investing in high-quality companies that we believed were unduly punished. During the year we increased our exposure to the consumer discretionary, energy, industrials and utilities sectors, and reduced exposure to health care and IT. Our above-average cash position benefited the Fund during the market downturn and moderated returns during rallies.
     Maintaining a conservative approach is an enduring part of our investment strategy. During the market’s volatility, we sought judicious long-term investments in high-quality businesses. At the end of the year, the Fund’s largest sector weightings were in IT, health care, financials and industrials.
     Over the past year, we witnessed significant dissonance in the market between strong corporate earnings and weak or erratic macroeconomic data. However, at some point during this period, we believe we reached a crossroads in the current market cycle: In our view, we have likely entered a phase in which the economy is transitioning from recovery to possible expansion, or at least, economic sustainability. Historically, as part of these transitions, market leadership typically shifts from early cycle to late-cycle companies where profit stability, earnings visibility and positive – albeit modest – growth are favored. We believe this transition created good opportunities for investors to upgrade the quality of their equity exposure.
     Regardless of market conditions, our goal remains the same: To serve as a conservative cornerstone for our shareholders’ portfolios, seeking to provide upside participation with downside protection, so that over a full-market cycle the Fund has the potential to deliver solid investment results with reduced risk.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

Ronald Sloan
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. Core Equity Fund. Mr. Sloan has worked in the investment industry since 1971 and joined Invesco in 1998. Mr. Sloan attended the University of Missouri, where he earned both a B.S. in business administration and an M.B.A.
Tyler Dann II
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Core Equity Fund. Mr. Dann joined Invesco in 2004. He serves on the board of directors of the National Association of Petroleum Investment Analysts and is a member of the CFA Society of San Francisco. He earned an A.B. from Princeton University.
Brian Nelson
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Core Equity Fund. He began his investment career in 1988 and joined Invesco in 2004. He earned a B.A. from the University of California-Santa Barbara and is a member of the CFA Society of San Francisco.
Assisted by the Invesco U.S. Core Equity Team

Invesco V.I. Core Equity Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Index data from 4/30/94, Fund data from 5/2/94

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $$5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception (5/2/94)		7.63%

10	Years	1.43

5	Years	4.38

1	Year	9.56

Series II Shares

10	Years	1.18%

5	Years	4.12

1	Year	9.25
Series II shares incepted on October 24, 2001. Performance shown prior to that date is that of Series I shares, restated to reflect the higher 12b-1 fees applicable to Series II. Series I performance reflects any applicable fee waivers or expense reimbursements. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.92% and 1.17%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Core Equity Fund, a series portfolio of AIM Variable
Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Core Equity Fund

Invesco V.I. Core Equity Fund’s investment objective is long-term growth of capital.
▪	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

▪	Unless otherwise noted, all data provided by Invesco.

▪	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
     The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     Holding cash or cash equivalents may negatively affect performance.
     The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
     An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, ETFs may be subject to the following: a discount of the ETF’s shares to its net asset value; failure to develop an active trading market for the ETF’s shares; the listing exchange halting trading of the ETF’s shares; failure of the ETF’s shares to track the referenced index; and holding troubled securities in the referenced index. ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which each Fund may invest are leveraged. The more a Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Russell 1000®Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Lipper VUF Large-Cap Core Funds Index is an unmanaged index considered representative of large-cap core variable insurance underlying funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Core Equity Fund

Schedule of Investments(a)

December 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–92.52%
Aerospace & Defense–5.33%
ITT Corp.	632,365	$32,952,540

Lockheed Martin Corp.	121,864	8,519,512

Northrop Grumman Corp.	384,234	24,890,679

United Technologies Corp.	91,102	7,171,549

		73,534,280

Agricultural Products–0.96%
Archer-Daniels-Midland Co.	441,202	13,271,356

Air Freight & Logistics–0.67%
United Parcel Service, Inc.–Class B	126,674	9,193,999

Application Software–0.66%
Adobe Systems Inc.(b)	297,097	9,144,646

Asset Management & Custody Banks–3.41%
Legg Mason, Inc.	760,314	27,576,589

Northern Trust Corp.	350,584	19,425,859

		47,002,448

Automobile Manufacturers–0.65%
General Motors Co.(b)	244,981	9,030,000

Biotechnology–1.63%
Genzyme Corp.(b)	86,103	6,130,534

Gilead Sciences, Inc.(b)	452,592	16,401,934

		22,532,468

Cable & Satellite–1.17%
Comcast Corp.–Class A	736,998	16,191,846

Communications Equipment–6.58%
Cisco Systems, Inc.(b)	484,648	9,804,429

Motorola Solutions, Inc.(b)	2,983,934	27,064,281

Nokia Oyj–ADR (Finland)	1,850,989	19,102,207

QUALCOMM, Inc.	704,369	34,859,222

		90,830,139

Construction Materials–0.26%
CRH PLC (Ireland)	174,084	3,607,900

Consumer Finance–2.55%
American Express Co.	820,584	35,219,465

Data Processing & Outsourced Services–0.94%
Automatic Data Processing, Inc.	281,587	13,031,846

Department Stores–1.16%
Macy’s, Inc.	632,904	16,012,471

Diversified Banks–0.73%
U.S. Bancorp.	374,728	10,106,414

Drug Retail–3.57%
CVS Caremark Corp.	1,155,594	40,180,003

Walgreen Co.	235,235	9,164,756

		49,344,759

Electric Utilities–2.25%
Edison International	232,263	8,965,352

Exelon Corp.	531,365	22,126,038

		31,091,390

Electrical Components & Equipment–0.51%
Emerson Electric Co.	122,623	7,010,357

Electronic Manufacturing Services–1.47%
Tyco Electronics Ltd. (Switzerland)	571,169	20,219,383

Environmental & Facilities Services–1.30%
Waste Management, Inc.	487,966	17,991,306

Food Retail–2.52%
Kroger Co. (The)	1,557,128	34,817,382

Health Care Equipment–4.95%
Baxter International Inc.	315,000	15,945,300

Boston Scientific Corp.(b)	3,576,722	27,075,786

Covidien PLC (Ireland)	555,488	25,363,582

		68,384,668

Heavy Electrical Equipment–0.50%
ABB Ltd.–ADR (Switzerland)(b)	306,024	6,870,239

Home Improvement Retail–1.98%
Lowe’s Cos., Inc.	1,091,085	27,364,412

Hypermarkets & Super Centers–0.74%
Wal-Mart Stores, Inc.	189,844	10,238,287

Industrial Conglomerates–2.72%
General Electric Co.	500,773	9,159,138

Koninklijke (Royal) Philips Electronics N.V. (Netherlands)	137,868	4,225,149

Tyco International Ltd.	581,701	24,105,689

		37,489,976

Industrial Gases–1.50%
Air Products & Chemicals, Inc.	227,681	20,707,587

Industrial Machinery–0.84%
Illinois Tool Works Inc.	216,147	11,542,250

Insurance Brokers–1.05%
Marsh & McLennan Cos., Inc.	529,649	14,480,604

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

	Shares	Value

Integrated Oil & Gas–1.06%
ConocoPhillips	112,425	$7,656,142

Exxon Mobil Corp.	94,817	6,933,019

		14,589,161

Investment Banking & Brokerage–0.45%
Charles Schwab Corp. (The)	366,600	6,272,526

Life Sciences Tools & Services–3.02%
Agilent Technologies, Inc.(b)	471,727	19,543,650

Thermo Fisher Scientific, Inc.(b)	399,814	22,133,703

		41,677,353

Managed Health Care–1.67%
WellPoint Inc.(b)	406,398	23,107,790

Oil & Gas Equipment & Services–4.26%
Baker Hughes Inc.	630,462	36,043,513

Schlumberger Ltd.	193,772	16,179,962

Tenaris S.A.–ADR (Argentina)(c)	135,638	6,643,549

		58,867,024

Oil & Gas Exploration & Production–3.26%
Apache Corp.	252,203	30,070,164

Devon Energy Corp.	134,651	10,571,450

Southwestern Energy Co.(b)	116,882	4,374,893

		45,016,507

Oil & Gas Refining & Marketing–1.31%
Valero Energy Corp.	783,303	18,109,965

Oil & Gas Storage & Transportation–2.00%
Williams Cos., Inc. (The)	1,118,698	27,654,215

Packaged Foods & Meats–0.98%
Kraft Foods, Inc.–Class A	427,241	13,462,364

Pharmaceuticals–5.40%
Johnson & Johnson	178,835	11,060,945

Pfizer, Inc.	1,188,808	20,816,028

Roche Holding AG (Switzerland)	194,381	28,515,041

Teva Pharmaceutical Industries Ltd.–ADR (Israel)	271,370	14,146,518

		74,538,532

Property & Casualty Insurance–5.26%
Berkshire Hathaway, Inc.–Class A(b)	272	32,762,400

Progressive Corp. (The)	2,005,996	39,859,140

		72,621,540

Railroads–1.57%
Union Pacific Corp.	233,511	21,637,129

Semiconductors–1.61%
Intel Corp.	307,264	6,461,762

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	6,485,823	15,717,036

		22,178,798

Specialty Stores–0.46%
Staples, Inc.	280,766	6,393,042

Systems Software–5.35%
CA, Inc.	35,319	863,196

Microsoft Corp.	1,165,405	32,538,108

Symantec Corp.(b)	2,419,219	40,497,726

		73,899,030

Wireless Telecommunication Services–2.26%
Vodafone Group PLC (United Kingdom)	11,954,877	31,141,018

Total Common Stocks & Other Equity Interests (Cost $1,114,238,001)		1,277,427,872

Money Market Funds–7.53%
Liquid Assets Portfolio–Institutional Class(d)	51,997,004	51,997,004

Premier Portfolio–Institutional Class(d)	51,997,004	51,997,004

Total Money Market Funds (Cost $103,994,008)		103,994,008

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.05% (Cost $1,218,232,009)		1,381,421,880

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.37%
Liquid Assets Portfolio–Institutional Class (Cost $5,111,832)(d)(e)	5,111,832	5,111,832

TOTAL INVESTMENTS–100.42% (Cost $1,223,343,841)		1,386,533,712

OTHER ASSETS LESS LIABILITIES–(0.42)%		(5,850,928)

NET ASSETS–100.00%		$1,380,682,784

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2010.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Statement of Assets and Liabilities

For the year ended December 31, 2010

Assets:
Investments, at value (Cost $1,114,238,001)*	$1,277,427,872

Investments in affiliated money market funds, at value and cost	109,105,840

Total investments, at value (Cost $1,223,343,841)	1,386,533,712

Foreign currencies, at value (Cost $486,709)	533,359

Receivables for:
Fund shares sold	107,830

Dividends	1,900,585

Investment for trustee deferred compensation and retirement plans	139,964

Other assets	1,044

Total assets	1,389,216,494

Liabilities:
Payables for:
Fund shares reacquired	1,213,103

Foreign currency contracts outstanding	50,646

Collateral upon return of securities loaned	5,111,832

Accrued fees to affiliates	1,643,577

Accrued other operating expenses	94,086

Trustee deferred compensation and retirement plans	420,466

Total liabilities	8,533,710

Net assets applicable to shares outstanding	$1,380,682,784

Net assets consist of:
Shares of beneficial interest	$1,423,990,339

Undistributed net investment income	11,218,757

Undistributed net realized gain (loss)	(217,724,078)

Unrealized appreciation	163,197,766

$1,380,682,784

Net Assets:
Series I	$1,345,657,656

Series II	$35,025,128

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	49,784,286

Series II	1,305,691

Series I:
Net asset value per share	$27.03

Series II:
Net asset value per share	$26.82

*	At December 31, 2010, securities with an aggregate value of $4,982,637 were on loan to brokers.
Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $524,618)	$23,788,219

Dividends from affiliated money market funds (includes securities lending income of $130,819)	391,853

Total investment income	24,180,072

Expenses:
Advisory fees	8,455,331

Administrative services fees	3,630,908

Custodian fees	84,029

Distribution fees — Series II	86,917

Transfer agent fees	81,026

Trustees’ and officers’ fees and benefits	55,187

Other	102,110

Total expenses	12,495,508

Less: Fees waived	(325,026)

Net expenses	12,170,482

Net investment income	12,009,590

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(2,573,609))	43,992,550

Foreign currencies	(382,715)

Foreign currency contracts	1,564,960

45,174,795

Change in net unrealized appreciation (depreciation) of:
Investment securities	66,185,831

Foreign currencies	2,917

Foreign currency contracts	(729,917)

65,458,831

Net realized and unrealized gain	110,633,626

Net increase in net assets resulting from operations	$122,643,216

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$12,009,590	$12,984,133

Net realized gain(loss)	45,174,795	(118,861,783)

Change in net unrealized appreciation	65,458,831	445,880,351

Net increase in net assets resulting from operations	122,643,216	340,002,701

Distributions to shareholders from net investment income:
Series I	(12,902,647)	(23,923,292)

Series II	(280,002)	(459,176)

Total distributions from net investment income	(13,182,649)	(24,382,468)

Share transactions–net:
Series I	(217,887,519)	(182,712,672)

Series II	(1,987,933)	4,143,838

Net increase (decrease) in net assets resulting from share transactions	(219,875,452)	(178,568,834)

Net increase (decrease) in net assets	(110,414,885)	137,051,399

Net assets:
Beginning of year	1,491,097,669	1,354,046,270

End of year (includes undistributed net investment income of $11,218,757 and $12,774,531, respectively)	$1,380,682,784	$1,491,097,669

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco V.I. Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as

Invesco V.I. Core Equity Fund

institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the

Invesco V.I. Core Equity Fund

financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.65%

Over $250 million	0.60%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.30%

Invesco V.I. Core Equity Fund

and Series II shares to 1.45% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2010, the Adviser waived advisory fees of $325,026.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2010, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $329,329 for accounting and fund administrative services and reimbursed $3,301,579 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2010, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,355,392,694	$31,141,018	$—	$1,386,533,712

Foreign Currency Contracts*	—	(50,646)	—	(50,646)

Total Investments	$1,355,392,694	$31,090,372	$—	$1,386,483,066

*	Unrealized appreciation (depreciation).

Invesco V.I. Core Equity Fund

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Currency risk(a)
Foreign Currency Contracts(a)	$—	$(50,646)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the foreign currency contracts outstanding.

Effect of Derivative Instruments for the year ended December 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Foreign Currency Contracts*

Realized Gain
Currency Risk	$1,564,960

Change in Unrealized Appreciation (Depreciation)
Currency Risk	(729,917)

Total	$835,043

*	The average value of foreign currency contracts outstanding during the period was $13,598,708.

Open Foreign Currency Contracts
							Unrealized
Settlement		Contract to					Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)

03/03/11	Citibank Capital	GPB	9,900,000	USD	15,384,402	$15,435,048	$(50,646)

Currency Abbreviations:
GBP	– British Pound Sterling
USD	– U.S. Dollar

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2010, the Fund engaged in securities purchases of $8,514,122 and securities sales of $33,752,163, which resulted in net realized gains (losses) of $(2,573,609).

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $5,977 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

Invesco V.I. Core Equity Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$13,182,649	$24,382,468

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$11,625,655

Net unrealized appreciation — investments	155,702,721

Net unrealized appreciation — other investments	58,541

Temporary book/tax differences	(406,899)

Capital loss carryforward	(210,287,573)

Shares of beneficial interest	1,423,990,339

Total net assets	$1,380,682,784

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $44,632,595 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2011	$21,217,854

December 31, 2017	189,069,719

Total capital loss carryforward	$210,287,573

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 1, 2006, the date of the reorganization of AIM V.I. Core Stock Fund and AIM V.I. Premier Equity Fund, into the Fund, are realized on securities held in each Fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $556,780,658 and $669,813,232, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$198,527,191

Aggregate unrealized (depreciation) of investment securities	(42,824,470)

Net unrealized appreciation of investment securities	$155,702,721

Cost of investments for tax purposes is $1,230,830,991.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on December 31, 2010, undistributed net investment income was decreased by $382,715, undistributed net realized gain (loss) was increased by $112,934,587 and shares of beneficial interest decreased by $112,551,872. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Core Equity Fund

NOTE 11—Share Information

	Summary of Share Activity

	Years ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Series I	1,698,343	$42,098,514	3,599,291	$75,638,826

Series II	351,173	8,756,793	497,105	10,793,298

Issued as reinvestment of dividends:
Series I	519,430	12,902,647	975,664	23,923,292

Series II	11,350	280,003	18,850	459,176

Reacquired:
Series I	(10,899,313)	(272,888,680)	(13,469,940)	(282,274,790)

Series II	(441,967)	(11,024,729)	(348,530)	(7,108,636)

Net increase (decrease) in share activity	(8,760,984)	$(219,875,452)	(8,727,560)	$(178,568,834)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 55% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Core Equity Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
										expenses		expenses
			Net gains							to average		to average net		Ratio of net
	Net asset		(losses) on		Dividends					net assets		assets without		investment
	value,	Net	securities (both	Total from	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	investment	realized and	investment	investment	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	Distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/10	$24.92	$0.22	$2.14	$2.36	$(0.25)	$(0.25)	$27.03	9.56%	$1,345,658	0.87	%(d)	0.89	%(d)	0.87	%(d)	47%
Year ended 12/31/09	19.75	0.19	5.39	5.58	(0.41)	(0.41)	24.92	28.30	1,456,822	0.88		0.90		0.96		21
Year ended 12/31/08	29.11	0.33	(9.11)	(8.78)	(0.58)	(0.58)	19.75	(30.14)	1,330,161	0.89		0.90		1.26		36
Year ended 12/31/07	27.22	0.42	1.80	2.22	(0.33)	(0.33)	29.11	8.12	2,298,007	0.87		0.88		1.44		45
Year ended 12/31/06	23.45	0.34	3.58	3.92	(0.15)	(0.15)	27.22	16.70	2,699,252	0.89		0.89		1.35		45

Series II
Year ended 12/31/10	24.75	0.15	2.12	2.27	(0.20)	(0.20)	26.82	9.25	35,025	1.12	(d)	1.14	(d)	0.62	(d)	47
Year ended 12/31/09	19.62	0.14	5.34	5.48	(0.35)	(0.35)	24.75	27.98	34,275	1.13		1.15		0.71		21
Year ended 12/31/08	28.88	0.26	(9.02)	(8.76)	(0.50)	(0.50)	19.62	(30.32)	23,885	1.14		1.15		1.01		36
Year ended 12/31/07	27.02	0.34	1.80	2.14	(0.28)	(0.28)	28.88	7.88	34,772	1.12		1.13		1.19		45
Year ended 12/31/06	23.33	0.28	3.55	3.83	(0.14)	(0.14)	27.02	16.42	39,729	1.14		1.14		1.10		45

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $1,353,622 and $34,767 for Series I and Series II shares, respectively.

Invesco V.I. Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Core Equity Fund (formerly known as AIM V.I. Core Equity Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco V.I. Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,180.30	$4.84	$1,020.77	$4.48	0.88%

Series II	1,000.00	1,178.70	6.21	1,019.51	5.75	1.13

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Corporate Dividends Received Deduction*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Core Equity Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco V.I. Diversified Income Fund
Annual Report to Shareholders ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VIDIN-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2010, Invesco V.I. Diversified Income Fund outperformed the Fund’s broad market and style-specific indexes. Our security selection and asset allocation decisions were the largest contributors to performance relative to our style-specific index, which is primarily investment grade corporate credit in composition. Outperformance of the broad market index was due to overweight positions in non-government sectors, which outperformed government bonds.
      The Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	10.05%

Series II Shares	9.70

Barclays Capital U.S. Aggregate Index▼(Broad Market Index)	6.54

Barclays Capital U.S. Credit Index▼(Style-Specific Index)	8.47

Lipper VUF Corporate Debt BBB-Rated Funds Index▼(Peer Group Index)	7.69

▼Lipper Inc.

How we invest
We invest primarily in fixed-rate, U.S. dollar-denominated corporate bonds. We may invest up to 40% of total assets in foreign securities. Up to 35% of the Fund’s assets may be invested in lower quality, high yield debt securities; however, we have historically stayed closer to a 10% allocation in high yield and emerging markets on a combined basis. The Fund may invest in derivative instruments such as futures contracts and swap agreements, including but not limited to credit default swaps, and engage in mortgage dollar roll transactions, a form of repurchase agreement activity in the to-be-announced (TBA) market for agency mortgage backed securities (MBS).
      Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.
     Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and relative value.
    Sell decisions are based on:
■	A conscious decision to alter the Fund’s macro risk exposure (such as duration, yield curve positioning, sector exposure).

■	The need to limit or reduce exposure to a particular sector or issuer.

■	Degradation of an issuer’s credit quality.

■	Realignment of a valuation target.

■	Presentation of a better relative value opportunity.

Market conditions and your Fund
In the U.S. and much of the developed world, a gradual and somewhat lackluster recovery continued during 2010, with central banks keeping interest rates at low levels and with few of them withdrawing their quantitative easing measures. This helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. However, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for eurozone countries) and became a focal point of investor concern.
      In the U.S., economic recovery was present, although the pace remained modest as stubbornly high unemployment and housing sector weakness continued to weigh on the economy. Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an annual rate of 3.7%, 1.7% and 2.6% for the first, second, and third quarters of 2010, respectively.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.2 The Fed recently described its view of the U.S. economy by stating: “The Committee anticipates a gradual return to higher levels of resource utilization in a context of price stability, although the pace of economic recovery is likely to be more modest in the near term than had been anticipated.”2
      U.S. Treasury yields for securities with maturities of two to 30 years ended the year lower than at the start, indicative of positive 12-month returns across government bond sectors.3 Treasuries performed well for the year despite a significant rise in yields for intermediate and longer maturity securities during the final three months of the year,

Portfolio Composition
By industry

Investment Banking & Brokerage	8.5%

Other Diversified Financial Services	8.5

Diversified Banks	6.0

Other Industries, Each with Less
Than 3.0% of Total Net Assets	74.5

Money Market Funds Plus
Other Assets Less Liabilities	2.5

Top 10 Fixed Income Issuers*

1.	Citigroup Inc.	3.6%

2.	Prudential Financial Inc.	2.0

3.	Bank of America Corp.	1.9

4.	Goldman Sachs Group Inc. (The)	1.8

5.	U.S. Treasury Bonds	1.7

6.	Hutchison Whampoa International Ltd.	1.7

7.	DIRECTV Holdings LLC/DIRECTV	1.7

8.	COX Communications Inc.	1.6

9.	Morgan Stanley	1.6

10.	Jeffries Group Inc.	1.5

Total Net Assets	$23.5 million

Total Number of Holdings*	346
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

Invesco V.I. Diversified Income Fund

driven by rising inflation expectations and supply considerations. The broader U.S. investment grade bond market, as measured by the Barclays Capital U.S. Aggregate Index, also generated a positive total return for the 12 months ended December 31, 2010. Slow economic growth, the avoidance of a double-dip recession, a recovery in corporate financial health, strong inflows into credit related asset classes and low overall interest rates supported the performance of bonds, especially non-government sectors.
     In this environment, sector allocation and security selection were the dominate factors affecting Fund performance relative to the style-specific index.
     On the whole, sector allocation had a positive effect on Fund performance relative to the Fund’s style-specific index for the period. A sustained overweight position in financials, an underweight position in the government-related sectors and out-of-index allocations in agency MBS, agency collateralized mortgage obligations (CMOs) and commercial mortgage-backed securities (CMBS) all contributed notably to relative returns. Only U.S. Treasuries, cash and underweight positions in basic industries and consumer non-cyclicals slightly detracted from Fund returns.
     Security selection was by far the largest contributor to overall returns. The effects were broad based, with most of the contribution coming from the telecommunications/media/technology, basic industries, transportation and government-related bonds selected for the portfolio. Part of the security selection contribution to returns also can be attributed to holding a larger percentage of lower quality investment-grade (BBB/ Baa-rated) bonds than the style-specific index, along with maintaining approximately 10% in high yield and emerging market securities, combined.
     The Fund also can use active duration and yield curve positioning for risk management and for generating alpha versus its style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. The contribution to performance versus the benchmark from duration positioning was mixed over the period, but overall it had a positive effect. We maintained a slightly shorter-than-benchmark duration position as interest rates trended lower during the first half of the year, which prevented us from fully participating in the market rally as longer duration asset prices rose. During the third quarter, we moved to a slightly longer-than-benchmark duration position that resulted in significant benefit for our relative performance, and was only slightly offset during the fourth quarter as interest rates rose. U.S. Treasury note futures contracts were an important tool used in the management of our targeted portfolio duration.
     The Fund’s yield curve positioning (emphasizing points on the yield curve with the greatest return potential) was also mixed throughout 2010, but overall had a positive effect on performance relative to the style-specific index. The Fund benefited by favoring a flattening of the yield curve (long-term bonds expected to outperform short-term bonds).
     Thank you for your investment in Invesco V.I. Diversified Income Fund.

1	Bureau of Economic Analysis

2	U.S. Federal Reserve

3	Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Cynthia Brien
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Diversified Income Fund. She joined Invesco in 1996. Ms. Brien earned a B.B.A. from The University of Texas at Austin. She is a director, and a past president, of the CFA Society of Houston.
Chuck Burge
Portfolio manager, is manager of Invesco V.I. Diversified Income Fund. He joined Invesco in 2002. Mr. Burge earned a B.S. in economics from Texas A&M University and an M.B.A. in finance and accounting from Rice University.
John Craddock
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Diversified Income Fund. He joined Invesco in 1999. Mr. Craddock earned a B.S. in mechanical engineering from Clemson University and an M.B.A. from Georgia Tech’s Dupree School of Management with a concentration in finance.
Peter Ehret
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Diversified Income Fund. Mr. Ehret joined Invesco in 2001. He graduated cum laude with a B.S. in economics from the University of Minnesota. He also earned an M.S. in real estate appraisal and investment analysis from the University of Wisconsin-Madison.
Darren Hughes
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Diversified Income Fund. He joined Invesco in 1992. Mr. Hughes earned a B.B.A. in finance and economics from Baylor University.

Invesco V.I. Diversified Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Index data from 4/30/93, Fund data from 5/5/93

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or
100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception (5/5/93)		4.07%

10	Years	3.20

5	Years	1.83

1	Year	10.05

Series II Shares

10	Years	2.94%

5	Years	1.58

1	Year	9.70
Series II shares incepted on March 14, 2002. Performance shown prior to that date is that of Series I shares, restated to reflect the higher 12b-1 fees applicable to Series II. Series I performance reflects any applicable fee waivers or expense reimbursements. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.75% and 1.00%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.48% and 1.73%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Diversified Income Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2012. See current prospectus for more information.

Invesco V.I. Diversified Income Fund

Invesco V.I. Diversified Income Fund’s investment objective is total return comprised of current income and capital appreciation.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
     Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
     The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
     The Fund may invest in mortgage and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Securities may be prepaid at a price less than the original purchase value.
     The Fund’s investments in high yield securities expose it to a substantial degree of credit risk. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. High yield securities may experience reduced liquidity, and sudden sand substantial decreases in price, and may have a higher incidence of default than higher-grade securities.
     The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     Securities issued by foreign companies and governments located in developing countries may be affected more nega-
tively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
     Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.
     The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
     The Fund may engage in frequent trading of portfolio securities, which may result in added expenses, lower return and increased tax liability.
     The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk – the risk that the other party will not complete the transaction with the fund.

About indexes used in this report
The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.
     The Barclays Capital U.S. Credit Index is an unmanaged index considered representative of publicly issued, SEC-registered U.S. corporate and specified foreign debentures and secured notes.
     The Lipper VUF Corporate Debt BBB-Rated Funds Index is an unmanaged index considered representative of corporate debt BBB-rated variable insurance underlying funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Diversified Income Fund

Schedule of Investments(a)

December 31, 2010

	Principal
	Amount	Value

Bonds & Notes–88.29%
Advertising–0.11%
Lamar Media Corp., Sr. Gtd. Sub. Global Notes, 7.88%, 04/15/18	$25,000	$26,594

Aerospace & Defense–0.40%
BE Aerospace, Inc., Sr. Unsec. Notes, 8.50%, 07/01/18	25,000	27,359

Bombardier Inc. (Canada), Sr. Notes, 7.50%, 03/15/18(b)	10,000	10,788

7.75%, 03/15/20(b)	15,000	16,350

Raytheon Co., Sr. Unsec. Notes, 1.63%, 10/15/15	30,000	28,829

Triumph Group, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 11/15/17	10,000	10,575

		93,901

Agricultural Products–0.13%
Corn Products International, Inc., Sr. Unsec. Notes, 6.63%, 04/15/37	30,000	31,378

Airlines–2.37%
American Airlines–Series 2009-1A, Sec. Pass Through Ctfs., 10.38%, 07/02/19	44,381	52,980

Continental Airlines Inc., Series 2009-1, Class A, Sec. Pass Through Ctfs., 9.00%, 07/08/16	201,511	230,731

Series 2009-1, Class B, Sec. Global Pass Through Ctfs., 9.25%, 05/10/17	14,248	15,459

Delta Air Lines, Inc., Sr. Sec. Notes, 9.50%, 09/15/14(b)	9,000	9,832

Series 2002-1, Class C, Sec. Pass Through Ctfs., 7.78%, 01/02/12	6,025	6,070

Series 2009-1, Class A, Sr. Sec. Pass Through Ctfs., 7.75%, 12/17/19	43,929	49,036

Series 2010-1, Class A, Sec. Pass Through Ctfs., 6.20%, 07/02/18	40,000	42,950

Series 2010-2, Class A, Sec. Pass Through Ctfs., 4.95%, 05/23/19	60,000	60,375

UAL Corp., Series 2009-1, Sr. Sec. Gtd. Global Pass Through Ctfs., 10.40%, 11/01/16	47,215	54,888

Series 2009-2A, Sec. Gtd. Global Pass Through Ctfs., 9.75%, 01/15/17	28,552	33,120

		555,441

Aluminum–0.11%
Century Aluminum Co., Sr. Sec. Notes, 8.00%, 05/15/14	25,000	26,453

Apparel Retail–0.24%
Limited Brands Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 06/15/19	50,000	57,500

Apparel, Accessories & Luxury Goods–0.07%
Hanesbrands Inc., Sr. Unsec. Gtd. Notes, 6.38%, 12/15/20(b)	5,000	4,825

Phillips-Van Heusen Corp., Sr. Unsec. Notes, 7.38%, 05/15/20	10,000	10,625

		15,450

Auto Parts & Equipment–0.14%
Allison Transmission Inc., Sr. Unsec. Gtd. Notes, 11.00%, 11/01/15(b)	15,000	16,388

Tenneco Inc., Sr. Gtd. Notes, 6.88%, 12/15/20(b)	15,000	15,300

		31,688

Automotive Retail–1.43%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	100,000	103,875

AutoZone Inc., Sr. Unsec. Notes, 5.75%, 01/15/15	210,000	231,399

		335,274

Brewers–0.41%
Anheuser-Busch InBev Worldwide Inc., Sr. Unsec. Gtd. Global Notes, 4.13%, 01/15/15	90,000	95,069

Broadcasting–1.86%
Allbritton Communications Co., Sr. Unsec. Global Notes, 8.00%, 05/15/18	25,000	25,375

COX Communications Inc., Sr. Unsec. Bonds, 8.38%, 03/01/39(b)	75,000	96,920

Sr. Unsec. Global Notes, 5.45%, 12/15/14	95,000	104,520

Sr. Unsec. Notes, 9.38%, 01/15/19(b)	140,000	182,940

Nielsen Finance LLC/Co., Sr. Unsec. Gtd. Sub. Disc. Global Notes, 12.50%, 08/01/16(c)	25,000	26,375

		436,130

Building Products–0.54%
Building Materials Corp. of America, Sr. Gtd. Notes, 7.50%, 03/15/20(b)	25,000	25,688

Gibraltar Industries Inc.–Series B, Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 12/01/15	15,000	15,206

Ply Gem Industries Inc., Sr. Sec. Gtd. First & Second Lien Global Notes, 11.75%, 06/15/13	45,000	48,262

Roofing Supply Group LLC/Roofing Supply Finance Inc., Sr. Sec. Notes, 8.63%, 12/01/17(b)	20,000	20,850

USG Corp., Sr. Unsec. Gtd. Notes, 9.75%, 08/01/14(b)	15,000	15,938

		125,944

Cable & Satellite–2.49%
Cablevision Systems Corp., Sr. Unsec. Global Notes, 8.63%, 09/15/17	25,000	27,469

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 05/15/16	350,000	389,375

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal
	Amount	Value

Cable & Satellite–(continued)

Hughes Network Systems LLC/HNS Finance Corp., Sr. Unsec. Gtd. Global Notes, 9.50%, 04/15/14	$20,000	$20,725

Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 8.75%, 04/01/15(b)	15,000	16,256

Time Warner Cable Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/01/20	60,000	61,866

5.88%, 11/15/40	70,000	69,583

		585,274

Casinos & Gaming–0.61%
Great Canadian Gaming Corp. (Canada), Sr. Unsec. Gtd. Sub. Notes, 7.25%, 02/15/15(b)	25,000	25,750

MGM Resorts International, Sr. Sec. Global Notes, 11.13%, 11/15/17	15,000	17,362

Sr. Unsec. Gtd. Global Notes, 6.63%, 07/15/15	15,000	13,838

Pinnacle Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 08/01/17	30,000	32,775

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Sec. Gtd. First Mortgage Global Notes, 7.88%, 11/01/17	50,000	54,000

		143,725

Coal & Consumable Fuels–0.14%
CONSOL Energy Inc., Sr. Unsec. Gtd. Notes, 8.00%, 04/01/17(b)	15,000	16,087

8.25%, 04/01/20(b)	15,000	16,275

		32,362

Computer & Electronics Retail–0.04%
Rent-A-Center Inc./TX, Sr. Unsec. Notes, 6.63%, 11/15/20(b)	10,000	10,025

Computer Storage & Peripherals–0.04%
Seagate HDD Cayman (Cayman Islands), Sr. Unsec. Gtd. Notes, 7.75%, 12/15/18(b)	10,000	10,213

Construction Materials–0.92%
CRH America Inc., Sr. Unsec. Gtd. Notes, 4.13%, 01/15/16	80,000	79,376

Holcim U.S. Finance Sarl & Cie SCS (Switzerland), Sr. Unsec. Gtd. Notes, 6.00%, 12/30/19(b)	110,000	114,778

Texas Industries Inc., Sr. Unsec. Gtd. Notes, 9.25%, 08/15/20(b)	20,000	21,350

		215,504

Construction, Farm Machinery & Heavy Trucks–0.46%
Case New Holland Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 09/01/13	20,000	21,600

CNH America LLC, Sr. Unsec. Gtd. Notes, 7.25%, 01/15/16	25,000	27,125

Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Notes, 8.50%, 11/01/20	5,000	5,356

Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	25,000	27,062

Titan International Inc., Sr. Sec. Gtd. Notes, 7.88%, 10/01/17(b)	25,000	26,563

		107,706

Consumer Finance–1.12%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/20	25,000	27,500

8.00%, 11/01/31	50,000	53,500

Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 8.00%, 12/15/16	65,000	72,800

National Money Mart Co. (Canada), Sr. Unsec. Gtd. Global Notes, 10.38%, 12/15/16	25,000	27,250

SLM Corp., Sr. Unsec. Medium-Term Notes, 8.00%, 03/25/20	45,000	45,885

Series A, Sr. Unsec. Gtd. Medium-Term Notes, 5.00%, 10/01/13	35,000	35,332

		262,267

Data Processing & Outsourced Services–0.11%
SunGard Data Systems Inc., Sr. Unsec. Gtd. Sub. Global Notes, 10.25%, 08/15/15	25,000	26,313

Department Stores–0.10%
Sears Holdings Corp., Sr. Sec. Notes, 6.63%, 10/15/18(b)	25,000	23,625

Diversified Banks–5.95%
Bank of Nova Scotia (Canada), Sr. Unsec. Global Notes, 2.38%, 12/17/13	70,000	71,960

Barclays Bank PLC (United Kingdom), Sr. Unsec. Global Notes, 6.75%, 05/22/19	155,000	175,591

Credit Suisse AG (Switzerland), Sub. Global Medium-Term Notes, 5.40%, 01/14/20	115,000	117,675

HSBC Bank PLC (United Kingdom), Sr. Notes, 4.13%, 08/12/20(b)	235,000	230,189

ING Bank N.V. (Netherlands), Unsec. Sub. Notes, 5.13%, 05/01/15(b)	100,000	104,712

Lloyds TSB Bank PLC (United Kingdom), Sr. Unsec. Gtd. Medium-Term Notes, 4.38%, 01/12/15(b)	145,000	144,614

Royal Bank of Scotland PLC (The) (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.88%, 03/16/15	130,000	132,432

Series 2, Sr. Unsec. Gtd. Global Notes, 3.40%, 08/23/13	75,000	75,854

Societe Generale (France), Sr. Unsec. Notes, 2.50%, 01/15/14(b)	130,000	130,020

Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 5.50%, 11/18/14(b)	55,000	59,339

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal
	Amount	Value

Diversified Banks–(continued)

VTB Bank Via VTB Capital S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 6.55%, 10/13/20(b)	$100,000	$98,757

Wachovia Corp.–Series G, Sr. Unsec. Medium-Term Notes, 5.50%, 05/01/13	50,000	54,440

		1,395,583

Diversified Capital Markets–0.46%
UBS AG (Switzerland), Sr. Unsec. Medium-Term Notes, 5.75%, 04/25/18	100,000	109,009

Diversified Metals & Mining–0.47%
Freeport-McMoRan Copper & Gold Inc., Sr. Unsec. Bonds, 8.38%, 04/01/17	35,000	38,664

Rio Tinto Finance USA Ltd. (Australia), Sr. Unsec. Gtd. Global Notes, 8.95%, 05/01/14	60,000	72,587

		111,251

Drug Retail–0.74%
CVS Pass Through Trust, Sr. Unsec. Gtd. Notes, 5.77%, 01/10/33(b)	175,000	174,083

Electric Utilities–2.80%
Carolina Power & Light Co., Sec. First Mortgage Bonds, 5.30%, 01/15/19	40,000	44,514

DCP Midstream LLC, Notes, 9.70%, 12/01/13(b)	100,000	118,889

Sr. Unsec. Notes, 9.75%, 03/15/19(b)	55,000	69,763

Enel Finance International S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 3.88%, 10/07/14(b)	100,000	102,029

LSP Energy L.P./LSP Batesville Funding Corp.–Series D, Sr. Sec. Bonds, 8.16%, 07/15/25	25,000	18,125

Ohio Power Co.–Series M, Sr. Unsec. Notes, 5.38%, 10/01/21	180,000	192,112

PPL Electric Utilities Corp., Sec. First Mortgage Bonds, 6.25%, 05/15/39	45,000	50,718

Virginia Electric & Power Co., Sr. Unsec. Notes, 5.00%, 06/30/19	55,000	59,726

		655,876

Electrical Components & Equipment–0.14%
Belden Inc., Sr. Gtd. Sub. Global Notes, 9.25%, 06/15/19	25,000	27,500

Polypore International Inc., Sr. Unsec. Gtd. Notes, 7.50%, 11/15/17(b)	5,000	5,150

		32,650

Electronic Manufacturing Services–0.14%
Jabil Circuit, Inc., Sr. Unsec. Notes, 7.75%, 07/15/16	15,000	16,875

5.63%, 12/15/20	15,000	14,813

		31,688

Environmental & Facilities Services–0.30%
Waste Management, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/14	65,000	70,297

Food Retail–0.72%
Kroger Co. (The), Sr. Unsec. Gtd. Notes, 5.40%, 07/15/40	25,000	23,945

Safeway, Inc., Sr. Unsec. Global Notes, 3.95%, 08/15/20	105,000	99,689

WM Wrigley Jr. Co., Sr. Sec. Gtd. Floating Rate Notes, 1.68%, 06/28/11(b)(d)	45,000	45,070

		168,704

Gas Utilities–0.09%
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Notes, 6.50%, 05/01/21(b)	10,000	9,775

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Notes, 7.38%, 03/15/20	10,000	10,725

		20,500

Gold–0.81%
Gold Fields Orogen Holding BVI Ltd. (Mali), Sr. Unsec. Gtd. Notes, 4.88%, 10/07/20	200,000	190,743

Health Care Equipment–1.08%
Boston Scientific Corp., Sr. Unsec. Notes, 4.50%, 01/15/15	50,000	51,034

6.00%, 01/15/20	85,000	89,004

Hospira Inc., Sr. Unsec. Notes, 5.60%, 09/15/40	115,000	113,068

		253,106

Health Care Facilities–0.52%
Community Health Systems Inc., Sr. Unsec. Gtd. Global Notes, 8.88%, 07/15/15	25,000	26,375

HCA, Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 02/15/20	50,000	53,750

Healthsouth Corp., Sr. Unsec. Gtd. Notes, 7.25%, 10/01/18	15,000	15,337

7.75%, 09/15/22	15,000	15,525

Tenet Healthcare Corp., Sr. Unsec. Global Notes, 9.25%, 02/01/15	10,000	10,700

		121,687

Health Care Services–2.14%
Express Scripts Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 06/15/14	125,000	139,733

7.25%, 06/15/19	40,000	47,358

Laboratory Corp. of America Holdings, Sr. Unsec. Gtd. Notes, 3.13%, 05/15/16	145,000	142,914

Medco Health Solutions Inc., Sr. Unsec. Notes, 2.75%, 09/15/15	35,000	34,806

Orlando Lutheran Towers Inc., Putable Bonds, 7.75%, 07/01/11	15,000	15,126

8.00%, 07/01/17	125,000	122,949

		502,886

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal
	Amount	Value

Health Care Technology–0.06%
MedAssets Inc., Sr. Unsec. Gtd. Notes, 8.00%, 11/15/18(b)	$15,000	$15,150

Home Improvement Retail–0.33%
Lowe’s Cos. Inc., Sr. Unsec. Notes, 3.75%, 04/15/21	80,000	77,534

Hotels, Resorts & Cruise Lines–1.74%
Hyatt Hotels Corp., Sr. Unsec. Notes, 5.75%, 08/15/15(b)	165,000	173,527

Royal Caribbean Cruises Ltd. (Trinidad), Sr. Unsec. Global Notes, 7.50%, 10/15/27	25,000	24,687

Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec. Notes, 7.15%, 12/01/19	35,000	38,500

Wyndham Worldwide Corp., Sr. Unsec. Notes, 7.38%, 03/01/20	155,000	170,694

		407,408

Household Products–0.11%
Central Garden and Pet Co., Sr. Gtd. Sub. Notes, 8.25%, 03/01/18	25,000	25,688

Independent Power Producers & Energy Traders–0.46%
AES Corp. (The), Sr. Unsec. Global Notes, 9.75%, 04/15/16	50,000	56,250

NRG Energy, Inc., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/16	25,000	25,625

7.38%, 01/15/17	25,000	25,625

		107,500

Industrial Conglomerates–1.99%
Hutchison Whampoa International Ltd. (Cayman Islands), Gtd. Notes, 5.75%, 09/11/19(b)	100,000	107,669

Sr. Unsec. Gtd. Notes, 7.63%, 04/09/19(b)	130,000	155,127

Unsec. Gtd. Sub. Variable Rate Notes, 6.00%(b)(d)(e)	135,000	132,975

NBC Universal, Inc., Sr. Unsec. Sub. Notes, 2.10%, 04/01/14(b)	35,000	34,994

5.95%, 04/01/41(b)	35,000	35,155

		465,920

Insurance Brokers–0.54%
Marsh & McLennan Cos. Inc., Sr. Unsec. Notes, 9.25%, 04/15/19	100,000	125,672

Integrated Telecommunication Services–1.18%
AT&T Inc., Sr. Unsec. Global Notes, 2.50%, 08/15/15	60,000	59,983

Intelsat Intermediate Holding Co. S.A. (Bermuda), Sr. Unsec. Gtd. Disc. Global Notes, 9.50%, 02/01/15(c)	35,000	36,225

Qwest Communications International Inc., Sr. Unsec. Gtd. Notes, 7.13%, 04/01/18(b)	25,000	25,875

Telemar Norte Leste S.A. (Brazil), Sr. Unsec. Notes, 5.50%, 10/23/20(b)	161,000	155,627

		277,710

Internet Retail–0.79%
Expedia Inc., Sr. Unsec. Gtd. Global Notes, 5.95%, 08/15/20	165,000	166,119

Travelport LLC, Sr. Unsec. Gtd. Global Notes, 9.88%, 09/01/14	20,000	19,600

		185,719

Internet Software & Services–0.07%
Equinix Inc., Sr. Unsec. Notes, 8.13%, 03/01/18	15,000	15,750

Investment Banking & Brokerage–8.47%
Cantor Fitzgerald L.P., Bonds, 7.88%, 10/15/19(b)	315,000	318,460

E*Trade Financial Corp., Sr. Unsec. Global Notes, 7.38%, 09/15/13	10,000	10,000

Goldman Sachs Group Inc. (The),
Sr. Global Notes, 3.70%, 08/01/15	45,000	45,919

Sr. Unsec. Global Notes, 5.13%, 01/15/15	50,000	53,861

Sr. Unsec. Medium-Term Global Notes, 5.38%, 03/15/20	175,000	183,622

Sr. Unsec. Sub. Global Notes, 6.75%, 10/01/37	140,000	144,493

Jefferies Group Inc., Sr. Unsec. Notes, 6.45%, 06/08/27	375,000	360,656

Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 7.30%, 08/01/14(b)	110,000	119,919

6.00%, 01/14/20(b)	105,000	105,921

Merrill Lynch & Co. Inc.-, Series C, Sr. Unsec. Medium-Term Global Notes, 5.45%, 02/05/13	200,000	211,353

Morgan Stanley, Sr. Unsec. Medium-Term Global Notes, 6.00%, 05/13/14	230,000	248,044

Series F, Sr. Unsec. Medium-Term Global Notes, 5.63%, 09/23/19	130,000	132,343

Schwab Capital Trust I, Jr. Unsec. Gtd. Sub. Variable Rate Notes, 7.50%, 11/15/37(d)	50,000	51,842

		1,986,433

IT Consulting & Other Services–0.41%
SAIC Inc., Sr. Unsec. Gtd. Notes, 4.45%, 12/01/20(b)	60,000	60,097

5.95%, 12/01/40(b)	35,000	35,650

		95,747

Leisure Facilities–0.11%
Universal City Development Partners Ltd./UCDP Finance Inc., Sr. Unsec. Gtd. Global Notes, 8.88%, 11/15/15	25,000	26,750

Life & Health Insurance–3.04%
Aflac Inc., Sr. Unsec. Notes, 6.45%, 08/15/40	60,000	62,290

MetLife Inc., Sr. Unsec. Notes, 6.75%, 06/01/16	155,000	179,572

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal
	Amount	Value

Life & Health Insurance–(continued)

Prudential Financial Inc., Jr. Unsec. Sub. Variable Rate Global Notes, 8.88%, 06/15/38(d)	$130,000	$151,069

Series D, Sr. Unsec. Medium-Term Notes, 2.75%, 01/14/13	105,000	106,884

3.88%, 01/14/15	105,000	107,895

7.38%, 06/15/19	90,000	105,823

		713,533

Life Sciences Tools & Services–0.66%
Life Technologies Corp., Sr. Notes, 6.00%, 03/01/20	120,000	128,652

Patheon Inc. (Canada), Sr. Sec. Notes, 8.63%, 04/15/17(b)	25,000	25,062

		153,714

Managed Health Care–0.24%
UnitedHealth Group Inc., Sr. Unsec. Notes, 3.88%, 10/15/20	60,000	57,387

Metal & Glass Containers–0.02%
Ball Corp., Sr. Unsec. Gtd. Notes, 5.75%, 05/15/21	5,000	4,875

Mortgage Backed Securities–0.48%
U.S. Bank N.A., Sr. Unsec. Medium-Term Global Notes, 5.92%, 05/25/12	108,158	112,513

Movies & Entertainment–0.62%
AMC Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/19	35,000	37,450

Cinemark USA Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 06/15/19	25,000	27,188

NAI Entertainment Holdings LLC, Sr. Sec. Notes, 8.25%, 12/15/17(b)	15,000	15,825

Time Warner Cable Inc., Sr. Unsec. Global Notes, 6.75%, 07/01/18	55,000	64,042

		144,505

Multi-Line Insurance–1.67%
American Financial Group Inc., Sr. Unsec. Notes, 9.88%, 06/15/19	180,000	216,862

American International Group Inc., Sr. Unsec. Global Notes, 3.65%, 01/15/14	60,000	60,690

Hartford Financial Services Group Inc. (The), Jr. Unsec. Sub. Variable Rate Deb., 8.13%, 06/15/38(d)	10,000	10,731

Liberty Mutual Group Inc., Sr. Unsec. Notes, 5.75%, 03/15/14(b)	100,000	103,555

		391,838

Multi-Utilities–0.28%
Pacific Gas & Electric Co., Sr. Unsec. Notes, 5.40%, 01/15/40	65,000	65,769

Office REIT’s–0.81%
Digital Realty Trust L.P., Sr. Unsec. Gtd. Global Notes, 5.88%, 02/01/20	185,000	189,172

Office Services & Supplies–0.10%
IKON Office Solutions, Inc., Sr. Unsec. Notes, 6.75%, 12/01/25	25,000	24,125

Oil & Gas Drilling–0.48%
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.63%, 11/15/20(b)	5,000	5,112

Transocean Inc. (Cayman Islands), Sr. Unsec. Global Notes, 4.95%, 11/15/15	100,000	103,274

Trinidad Drilling Ltd. (Canada), Sr. Unsec. Notes, 7.88%, 01/15/19(b)	5,000	5,153

		113,539

Oil & Gas Equipment & Services–0.11%
Bristow Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/17	10,000	10,500

Calfrac Holdings L.P., Sr. Unsec. Notes, 7.50%, 12/01/20(b)	5,000	5,034

Key Energy Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 12/01/14	10,000	10,600

		26,134

Oil & Gas Exploration & Production–2.62%
Anadarko Petroleum Corp., Sr. Unsec. Global Notes, 5.75%, 06/15/14	95,000	101,690

Sr. Unsec. Notes, 7.63%, 03/15/14	15,000	16,826

6.38%, 09/15/17	25,000	27,224

Chesapeake Energy Corp., Sr. Unsec. Gtd. Notes, 6.63%, 08/15/20	10,000	9,838

Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/17	50,000	52,062

Concho Resources Inc., Sr. Notes, 7.00%, 01/15/21	5,000	5,150

Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/19	15,000	16,462

Encore Acquisition Co., Sr. Gtd. Sub. Notes, 9.50%, 05/01/16	10,000	11,138

EOG Resources Inc., Sr. Unsec. Notes, 4.10%, 02/01/21	110,000	108,834

McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	35,000	38,806

Pemex Project Funding Master Trust, Sr. Unsec. Gtd. Global Bonds, 6.63%, 06/15/35(b)	65,000	66,179

Petrobras International Finance Co. (Cayman Islands), Sr. Unsec. Gtd. Global Notes, 6.88%, 01/20/40	45,000	47,358

Petrohawk Energy Corp., Sr. Unsec. Gtd. Global Notes, 7.88%, 06/01/15	15,000	15,656

Petroleos Mexicanos (Mexico), Sr. Unsec. Global Notes, 5.50%, 01/21/21	65,000	66,060

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal
	Amount	Value

Oil & Gas Exploration & Production–(continued)

Plains Exploration & Production Co., Sr. Unsec. Gtd. Notes, 8.63%, 10/15/19	$15,000	$16,463

Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 7.50%, 10/01/17	15,000	15,863

		615,609

Oil & Gas Refining & Marketing–0.84%
Petronas Capital Ltd. (Malaysia), Unsec. Gtd. Unsub. Notes, 5.25%, 08/12/19(b)	100,000	107,398

Tesoro Corp., Sr. Unsec. Gtd. Global Bonds, 6.50%, 06/01/17	5,000	5,031

Sr. Unsec. Gtd. Global Notes, 6.63%, 11/01/15	10,000	10,188

United Refining Co.–Series 2, Sr. Unsec. Gtd. Global Notes, 10.50%, 08/15/12	75,000	73,781

		196,398

Oil & Gas Storage & Transportation–3.04%
Copano Energy LLC/Copano Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/16	20,000	20,800

Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 5.20%, 09/01/20	70,000	72,636

6.45%, 09/01/40	70,000	75,878

Genesis Energy L.P./Genesis Energy Finance Corp., Sr. Unsec. Gtd. Notes, 7.88%, 12/15/18(b)	5,000	4,975

Inergy L.P./Inergy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.25%, 03/01/16	25,000	26,187

Overseas Shipholding Group, Inc., Sr. Unsec. Notes, 8.13%, 03/30/18	25,000	25,187

Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 12/01/18	15,000	15,263

Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes, 5.65%, 03/01/20	155,000	165,629

Williams Partners L.P., Sr. Unsec. Global Notes, 3.80%, 02/15/15	210,000	217,339

6.30%, 04/15/40	85,000	89,235

		713,129

Other Diversified Financial Services–8.52%
Bank of America Corp., Sr. Unsec. Global Notes,
4.50%, 04/01/15	240,000	245,266

3.70%, 09/01/15	25,000	24,856

6.50%, 08/01/16	130,000	141,331

Sr. Unsec. Notes, 5.88%, 01/05/21	35,000	36,272

Citigroup Inc., Sr. Unsec. Global Notes, 6.01%, 01/15/15	250,000	274,943

Sr. Unsec. Notes, 6.38%, 08/12/14	505,000	559,718

Countrywide Financial Corp., Sr. Unsec. Gtd. Medium-Term Global Notes, 5.80%, 06/07/12	10,000	10,544

ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 5.80%, 10/15/12(b)	105,000	112,492

5.25%, 10/01/20(b)	30,000	30,528

Football Trust V, Sec. Pass Through Ctfs., 5.35%, 10/05/20(b)	100,000	104,600

General Electric Capital Corp.–Series A, Sr. Unsec. Medium-Term Global Notes, 6.88%, 01/10/39	200,000	232,031

International Lease Finance Corp., Sr. Unsec. Notes, 8.63%, 09/15/15(b)	10,000	10,775

8.75%, 03/15/17(b)	15,000	16,163

8.25%, 12/15/20	15,000	15,563

JPMorgan Chase & Co., Sr. Unsec. Global Notes, 4.75%, 05/01/13	15,000	16,066

JPMorgan Chase Capital XXVII–Series AA, Jr. Unsec. Gtd. Sub. Notes, 7.00%, 11/01/39	160,000	166,594

Twin Reefs Pass-Through Trust, Sec. Floating Rate Pass Through Ctfs., 1.39%, (Acquired 12/07/04-04/03/06; Cost $130,332)(b)(d)(e)(f)	130,000	—

		1,997,742

Packaged Foods & Meats–0.78%
Del Monte Corp., Sr. Unsec. Gtd. Sub. Global Notes, 7.50%, 10/15/19	10,000	11,725

Dole Food Co. Inc., Sr. Sec. Notes, 8.00%, 10/01/16(b)	25,000	26,500

Kraft Foods Inc., Sr. Unsec. Global Notes, 2.63%, 05/08/13	70,000	71,968

4.13%, 02/09/16	15,000	15,747

6.50%, 02/09/40	50,000	55,948

		181,888

Paper Packaging–0.04%
Cascades Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.88%, 01/15/20	10,000	10,300

Paper Products–0.71%
International Paper Co., Sr. Unsec. Global Notes, 7.50%, 08/15/21	110,000	129,784

Mercer International Inc., Sr. Unsec. Notes, 9.50%, 12/01/17(b)	5,000	5,175

Neenah Paper, Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/15/14	15,000	15,300

P.H. Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 7.13%, 05/01/16	15,000	15,530

		165,789

Pharmaceuticals–0.13%
Mylan Inc., Sr. Gtd. Notes, 6.00%, 11/15/18(b)	5,000	4,938

Valeant Pharmaceuticals International (Canada), Sr. Unsec. Gtd. Notes, 6.75%, 10/01/17(b)	10,000	9,975

7.00%, 10/01/20(b)	15,000	14,850

		29,763

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal
	Amount	Value

Property & Casualty Insurance–1.06%
CNA Financial Corp., Sr. Unsec. Notes, 7.35%, 11/15/19	$160,000	$175,656

W.R. Berkley Corp., Sr. Unsec. Notes, 5.38%, 09/15/20	75,000	73,987

		249,643

Publishing–0.16%
Gannett Co. Inc., Sr. Unsec. Gtd. Global Notes, 9.38%, 11/15/17	25,000	27,875

Reed Elsevier Capital Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 08/01/11	9,000	9,322

		37,197

Railroads–1.23%
Canadian Pacific Railway Co. (Canada), Sr. Unsec. Yankee Bonds, 4.45%, 03/15/23	20,000	19,344

CSX Corp., Sr. Unsec. Notes, 5.50%, 04/15/41	100,000	98,282

Kansas City Southern de Mexico S.A. de C.V. (Mexico), Sr. Unsec. Global Notes, 8.00%, 02/01/18	35,000	37,765

Union Pacific Corp., Sr. Unsec. Notes, 4.00%, 02/01/21	135,000	132,468

		287,859

Regional Banks–1.61%
PNC Funding Corp., Sr. Unsec. Gtd. Global Notes, 3.63%, 02/08/15	110,000	113,563

PNC Preferred Funding Trust III, Jr. Sub. Variable Rate Notes, 8.70%(b)(d)(e)	200,000	212,250

Regions Financial Corp., Unsec. Sub. Notes, 7.38%, 12/10/37	30,000	28,200

Zions Bancorp., Unsec. Sub. Notes, 5.50%, 11/16/15	25,000	24,375

		378,388

Restaurants–0.91%
Yum! Brands, Inc., Sr. Unsec. Notes, 5.30%, 09/15/19	200,000	214,140

Semiconductor Equipment–0.11%
Amkor Technology Inc., Sr. Unsec. Global Notes, 7.38%, 05/01/18	25,000	26,063

Semiconductors–0.18%
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 9.25%, 04/15/18(b)	25,000	27,625

NXP B.V./NXP Funding LLC (Netherlands), Sr. Sec. Gtd. Global Notes, 7.88%, 10/15/14	15,000	15,694

		43,319

Sovereign Debt–1.69%
Brazilian Government International Bond (Brazil), Sr. Unsec. Global Notes, 5.88%, 01/15/19	120,000	133,575

Mexico Government International Bond (Mexico)–Series A, Sr. Unsec. Medium-Term Global Notes, 6.05%, 01/11/40	60,000	61,350

Russian Foreign Bond (Russia), Sr. Unsec. Euro Bonds, 3.63%, 04/29/15(b)	100,000	100,187

5.00%, 04/29/20(b)	100,000	100,500

		395,612

Specialized Finance–2.38%
CIT Group Inc., Sr. Sec. Bonds, 7.00%, 05/01/14	25,000	25,250

Moody’s Corp., Sr. Unsec. Notes, 5.50%, 09/01/20	115,000	113,671

NASDAQ OMX Group Inc. (The), Sr. Unsec. Notes, 4.00%, 01/15/15	350,000	357,314

National Rural Utilities Cooperative Finance Corp., Sr. Sec. Notes, 2.63%, 09/16/12	60,000	61,683

		557,918

Specialized REIT’s–2.24%
Entertainment Properties Trust, Sr. Unsec. Gtd. Notes, 7.75%, 07/15/20(b)	245,000	259,978

Health Care REIT Inc., Sr. Unsec. Notes, 4.95%, 01/15/21	70,000	67,639

Healthcare Realty Trust Inc., Sr. Unsec. Notes, 6.50%, 01/17/17	140,000	151,147

Omega Healthcare Investors Inc., Sr. Unsec. Gtd. Notes, 6.75%, 10/15/22(b)	5,000	4,963

Plum Creek Timberlands L.P., Sr. Unsec. Gtd. Notes, 4.70%, 03/15/21	45,000	42,903

		526,630

Specialty Chemicals–0.09%
Nalco Co., Sr. Notes, 6.63%, 01/15/19(b)	5,000	5,125

PolyOne Corp., Sr. Unsec. Notes, 7.38%, 09/15/20	15,000	15,600

		20,725

Specialty Stores–0.78%
Staples Inc., Sr. Unsec. Gtd. Global Notes, 9.75%, 01/15/14	25,000	30,225

Sr. Unsec. Gtd. Notes, 7.75%, 04/01/11	150,000	152,573

		182,798

Steel–1.72%
AK Steel Corp., Sr. Unsec. Gtd. Notes, 7.63%, 05/15/20	5,000	5,050

ArcelorMittal (Luxembourg), Sr. Unsec. Global Bonds, 9.00%, 02/15/15	55,000	65,499

Sr. Unsec. Global Notes, 7.00%, 10/15/39	195,000	202,018

FMG Resources Ltd. (Australia), Sr. Notes, 6.38%, 02/01/16(b)	5,000	5,014

Vale Overseas Ltd., Sr. Unsec. Gtd. Global Notes, 4.63%, 09/15/20	55,000	54,790

Sub. Global Notes, 6.88%, 11/10/39	65,000	70,907

		403,278

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal
	Amount	Value

Systems Software–0.30%
Allen Systems Group Inc., Sr. Sec. Notes, 10.50%, 11/15/16(b)	$20,000	$20,500

Symantec Corp., Sr. Unsec. Notes, 4.20%, 09/15/20	55,000	50,831

		71,331

Technology Distributors–0.28%
Avnet Inc., Sr. Unsec. Notes, 5.88%, 06/15/20	65,000	65,325

Tires & Rubber–0.06%
Cooper Tire & Rubber Co., Sr. Unsec. Notes, 7.63%, 03/15/27	15,000	14,100

Trading Companies & Distributors–0.17%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 8.25%, 01/15/19(b)	5,000	5,062

H&E Equipment Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 07/15/16(b)	25,000	25,625

Hertz Corp. (The), Sr. Unsec. Gtd. Notes, 7.38%, 01/15/21(b)	10,000	10,250

		40,937

Wireless Telecommunication Services–1.67%
American Tower Corp., Sr. Unsec. Global Notes, 4.63%, 04/01/15	90,000	94,159

Clearwire Communications LLC/Clearwire Finance Inc., Sr. Sec. Gtd. Notes, 12.00%, 12/01/15(b)	25,000	27,125

Cricket Communications, Inc., Sr. Unsec. Gtd. Notes, 7.75%, 10/15/20(b)	15,000	14,400

Crown Castle Towers LLC, Sr. Sec. Gtd. Notes, 4.88%, 08/15/20(b)	120,000	115,500

MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes, 7.88%, 09/01/18	5,000	5,178

SBA Telecommunications Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 08/15/19	25,000	27,375

Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.90%, 05/01/19	10,000	9,987

6.88%, 11/15/28	35,000	30,669

Sprint Nextel Corp., Sr. Unsec. Notes, 8.38%, 08/15/17	10,000	10,675

Wind Acquisition Finance S.A. (Luxembourg), Sr. Sec. Gtd. Sub. Notes, 11.75%, 07/15/17(b)	50,000	56,250

		391,318

Total Bonds & Notes (Cost $19,690,340)		20,713,183

Municipal Obligations–2.95%
Alameda (County of) Joint Powers Authority (Build America Bonds); Series 2010 A, Lease RB, 7.05%, 12/01/44	55,000	54,616

Florida (State of) Development Finance Corp. (Palm Bay Academy Inc.); Series 2006 B, Taxable RB, 7.50%, 05/15/17	65,000	54,996

Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/57	110,000	108,382

Kentucky (State of) Asset / Liability Commission; Series 2010, Taxable General Fund RB, 3.17%, 04/01/18	90,000	87,962

New Jersey (State of) Transportation Trust Fund Authority (Build America Bonds); Series 2010 C, Taxable RB, 5.75%, 12/15/28	105,000	102,971

New York (City of) Transitional Finance Authority (Build America Bonds); Series 2010, Taxable RB, 5.57%, 11/01/38	55,000	54,626

Ohio (State of) American Municipal Power Inc., Series 2010, Combined Hydroelectric RB, 8.08%, 02/15/50	110,000	118,766

Texas (State of) Transportation Commission (Build America Bonds); Series 2010 B, Taxable First Tier RB, 5.18%, 04/01/30	110,000	110,231

Total Municipal Obligations (Cost $699,523)		692,550

Asset-Backed Securities–2.60%
Capital One Multi-Asset Execution Trust–Series 2006-C1, Class C, Floating Rate Pass Through Ctfs., 0.55%, 03/17/14(d)	100,000	99,470

Countrywide Asset-Backed Ctfs.–Series 2007-4, Class A1B, Pass Through Ctfs., 5.81%, 09/25/37	61,882	60,890

Credit Suisse Mortgage Capital Ctfs.–Series 2009-2R, Class 1A11, Floating Rate Pass Through Ctfs., 2.88%, 09/26/34(b)(d)	121,011	114,632

TIAA Seasoned Commercial Mortgage Trust–Series 2007-C4, Class A2, Variable Rate Pass Through Ctfs., 5.77%, 08/15/39(d)	45,000	47,342

Wachovia Bank Commercial Mortgage Trust–Series 2005-C21, Class AJ, Variable Rate Pass Through Ctfs., 5.20%, 10/15/44(d)	110,000	105,386

Wells Fargo Mortgage Backed Securities Trust–Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 2.76%, 12/25/34(d)	189,618	181,965

Total Asset-Backed Securities (Cost $582,858)		609,685

U.S. Treasury Securities–1.94%
U.S. Treasury Bills–0.21%
0.19%, 01/20/11(g)(h)	50,000	49,995

U.S. Treasury Bonds–1.73%
4.25%, 05/15/39	100,000	98,469

4.50%, 08/15/39	300,000	307,969

		406,438

Total U.S. Treasury Securities (Cost $467,678)		456,433

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal
	Amount	Value

U.S. Government Sponsored Mortgage-Backed Securities–1.71%
Federal Home Loan Mortgage Corp. (FHLMC)–0.83%
Pass Through Ctfs., 6.50%, 05/01/16 to 08/01/32	$9,974	$11,147

6.00%, 05/01/17 to 12/01/31	62,741	68,829

5.50%, 09/01/17	34,697	37,256

7.00%, 08/01/21	67,079	76,442

		193,674

Federal National Mortgage Association (FNMA)–0.74%
Pass Through Ctfs.,
7.00%, 02/01/16 to 09/01/32	23,135	26,190

6.50%, 05/01/16 to 10/01/35	16,489	18,431

5.00%, 11/01/18	35,122	37,614

7.50%, 04/01/29 to 10/01/29	73,407	84,189

8.00%, 04/01/32	5,966	6,910

		173,334

Government National Mortgage Association (GNMA)–0.14%
Pass Through Ctfs., 7.50%, 06/15/23	10,950	12,635

8.50%, 11/15/24	6,054	7,229

7.00%, 07/15/31 to 08/15/31	2,352	2,700

6.50%, 11/15/31 to 03/15/32	5,188	5,891

6.00%, 11/15/32	4,817	5,319

		33,774

Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $365,477)		400,782

	Shares
Common Stocks & Other Equity Interests–0.01%
Broadcasting–0.01%
Adelphia Communications Corp.,(i)	900	900

Adelphia Recovery Trust, Series ACC-1(i)	87,412	874

Total Common Stocks & Other Equity Interests (Cost $22,181)		1,774

Money Market Funds–1.45%
Liquid Assets Portfolio–Institutional Class(j)	169,848	169,848

Premier Portfolio–Institutional Class(j)	169,848	169,848

Total Money Market Funds (Cost $339,696)		339,696

TOTAL INVESTMENTS–98.95% (Cost $22,167,753)		23,214,103

OTHER ASSETS LESS LIABILITIES–1.05%		246,578

NET ASSETS–100.00%		$23,460,681

Investment Abbreviations:

Ctfs.	– Certificates
Deb.	– Debentures
Disc.	– Discounted
Gtd.	– Guaranteed
Jr.	– Junior
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2010 was $5,244,552 which represented 22.35% of the Fund’s Net Assets.
(c)	Step coupon bond issued at discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2010.
(e)	Perpetual bond with no specified maturity date.
(f)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at December 31, 2010 represented less than 1% of the Fund’s Net Assets.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 4.
(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(j)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $21,828,057)	$22,874,407

Investments in affiliated money market funds, at value and cost	339,696

Total investments, at value (Cost $22,167,753)	23,214,103

Receivable for:
Variation margin	15,984

Fund shares sold	662

Dividends and interest	331,860

Investment for trustee deferred compensation and retirement plans	41,567

Other assets	368

Total assets	23,604,544

Liabilities:
Payable for:
Investments purchased	10,150

Fund shares reacquired	19,478

Accrued fees to affiliates	26,980

Accrued other operating expenses	38,131

Trustee deferred compensation and retirement plans	49,124

Total liabilities	143,863

Net assets applicable to shares outstanding	$23,460,681

Net assets consist of:
Shares of beneficial interest	$31,365,680

Undistributed net investment income	1,168,966

Undistributed net realized gain (loss)	(10,126,505)

Unrealized appreciation	1,052,540

$23,460,681

Net assets:
Series I	$23,228,978

Series II	$231,703

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	3,805,546

Series II	38,163

Series I:
Net asset value per share	$6.10

Series II:
Net asset value per share	$6.07

Statement of Operations

For the year ended December 31, 2010

Investment income:
Interest	$1,407,284

Dividends from affiliated money market funds	454

Total investment income	1,407,738

Expenses:
Advisory fees	146,059

Administrative services fees	91,894

Custodian fees	10,636

Distribution fees — Series II	656

Transfer agent fees	8,480

Trustees’ and officers’ fees and benefits	16,298

Professional services fees	42,039

Other	15,861

Total expenses	331,923

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(149,208)

Net expenses	182,715

Net investment income	1,225,023

Realized and unrealized gain from:
Net realized gain from:
Investment securities	727,825

Futures contracts	86,988

814,813

Change in net unrealized appreciation of:
Investment securities	247,170

Futures contracts	48,990

296,160

Net realized and unrealized gain	1,110,973

Net increase in net assets resulting from operations	$2,335,996

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$1,225,023	$1,404,443

Net realized gain (loss)	814,813	(7,052,675)

Change in net unrealized appreciation	296,160	8,107,358

Net increase in net assets resulting from operations	2,335,996	2,459,126

Distributions to shareholders from net investment income:
Series I	(1,390,866)	(2,398,080)

Series II	(12,740)	(27,960)

Total distributions from net investment income	(1,403,606)	(2,426,040)

Share transactions–net:
Series I	(1,990,553)	201,049

Series II	(71,022)	(122,516)

Net increase (decrease) in net assets resulting from share transactions	(2,061,575)	78,533

Net increase (decrease) in net assets	(1,129,185)	111,619

Net assets:
Beginning of year	24,589,866	24,478,247

End of year (includes undistributed net investment income of $1,168,966 and $1,356,293, respectively)	$23,460,681	$24,589,866

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco V.I. Diversified Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is total return comprised of current income and capital appreciation.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an

Invesco V.I. Diversified Income Fund

independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

Invesco V.I. Diversified Income Fund

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Lower-Rated Securities — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.
J.	Dollar Roll and Forward Commitment Transactions — The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced (“TBA”) basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.
In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a “fee” or a “drop”. “Fee” income which is agreed upon amongst the parties at the commencement of the dollar roll and the “drop” which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.
Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.
At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.
Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.
Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund’s overall interest rate exposure.
K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the

Invesco V.I. Diversified Income Fund

exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.60%

Over $250 million	0.55%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.75% and Series II shares to 1.00% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2010, the Adviser waived advisory fees of $146,059 and reimbursed Fund expenses of $3,145.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2010, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $41,894 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2010, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Invesco V.I. Diversified Income Fund

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$340,570	$—	$900	$341,470

U.S. Treasury Securities	—	456,433	—	456,433

U.S. Government Sponsored Securities	—	400,782	—	400,782

Corporate Debt Securities	—	20,713,183	—	20,713,183

Asset Backed Securities	—	609,685	—	609,685

Municipal Obligations	—	692,550	—	692,550

	$340,570	$22,872,633	$900	$23,214,103

Futures*	6,190	—	—	6,190

Total Investments	$346,760	$22,872,633	$900	$23,220,293

*	Unrealized appreciation.

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$96,680	$(90,490)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the year ended December 31, 2010

  The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Futures*

Realized Gain
Interest rate risk	$86,988

Change in Unrealized Appreciation
Interest rate risk	48,990

Total	$135,978

*	The average value of futures outstanding during the period was $8,821,113.

Invesco V.I. Diversified Income Fund

Open Futures Contracts
				Unrealized
	Number of	Month/		Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

U.S. Treasury 5 Year Notes	34	March-2011/Long	$4,002,438	$(60,370)

U.S. Treasury Ultra Bond	8	March-2011/Long	1,016,750	(11,173)

U.S. Treasury 30 Year Bonds	4	March-2011/Long	488,500	(18,946)

Subtotal			$5,507,688	$(90,489)

U.S. Treasury 10 Year Notes	29	March-2011/Short	(3,492,688)	96,679

Total			$2,015,000	$6,190

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $2,539 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$1,403,606	$2,426,040

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$1,214,340

Net unrealized appreciation — investments	1,046,350

Temporary book/tax differences	(45,374)

Capital loss carryforward	(10,120,315)

Shares of beneficial interest	31,365,680

Total net assets	$23,460,681

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal

Invesco V.I. Diversified Income Fund

Revenue Code and related regulations based on the results of future transactions. The Fund utilized $858,797 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2014	$341,883

December 31, 2015	221,396

December 31, 2016	2,197,944

December 31, 2017	7,359,092

Total capital loss carryforward	$10,120,315

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $20,689,151 and $19,386,720, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$1,310,167

Aggregate unrealized (depreciation) of investment securities	(263,817)

Net unrealized appreciation of investment securities	$1,046,350

Investments have the same cost for tax and financial statement purposes.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on December 31, 2010, undistributed net investment income was decreased by $8,744, undistributed net realized gain (loss) was increased by $6,028,999 and shares of beneficial interest decreased by $6,020,255. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Year ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Series I	297,335	$1,831,971	503,808	$3,031,480

Series II	68	406	961	5,848

Issued as reinvestment of dividends:
Series I	227,266	1,390,866	406,455	2,398,080

Series II	2,092	12,740	4,771	27,960

Reacquired:
Series I	(848,553)	(5,213,390)	(882,462)	(5,228,511)

Series II	(13,673)	(84,168)	(26,192)	(156,324)

Net increase (decrease) in share activity	(335,465)	$(2,061,575)	7,341	$78,533

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 82% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Diversified Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
			Net gains						expenses		expenses
			(losses)						to average		to average net		Ratio of net
	Net asset		on securities		Dividends				net assets		assets without		investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/10	$5.88	$0.31	$0.28	$0.59	$(0.37)	$6.10	10.05%	$23,229	0.75	%(d)	1.36	%(d)	5.03	%(d)	87%
Year ended 12/31/09	5.87	0.35	0.29	0.64	(0.63)	5.88	10.89	24,299	0.74		1.48		5.91		200
Year ended 12/31/08	7.80	0.50	(1.74)	(1.24)	(0.69)	5.87	(15.59)	24,070	0.75		1.31		6.83		35
Year ended 12/31/07	8.28	0.51	(0.37)	0.14	(0.62)	7.80	1.72	38,336	0.75		1.17		6.04		67
Year ended 12/31/06	8.43	0.46	(0.08)	0.38	(0.53)	8.28	4.48	46,743	0.75		1.10		5.47		78

Series II
Year ended 12/31/10	5.85	0.29	0.28	0.57	(0.35)	6.07	9.70	232	1.00	(d)	1.61	(d)	4.78	(d)	87
Year ended 12/31/09	5.83	0.34	0.29	0.63	(0.61)	5.85	10.70	291	0.99		1.73		5.66		200
Year ended 12/31/08	7.74	0.48	(1.72)	(1.24)	(0.67)	5.83	(15.78)	409	1.00		1.56		6.58		35
Year ended 12/31/07	8.21	0.48	(0.36)	0.12	(0.59)	7.74	1.51	606	1.00		1.42		5.79		67
Year ended 12/31/06	8.36	0.44	(0.09)	0.35	(0.50)	8.21	4.17	713	1.00		1.35		5.22		78

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $24,081 and $262 for Series I and Series II, respectively.

Invesco V.I. Diversified Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Diversified Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Diversified Income Fund (formerly known as AIM V.I. Diversified Income Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco V.I. Diversified Income

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,043.70	$3.86	$1,021.42	$3.82	0.75%

Series II	1,000.00	1,041.80	5.15	1,020.16	5.09	1.00

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Diversified Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Corporate Dividends Received Deduction*	2.43%
U.S. Treasury Obligations*	3.67%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Diversified Income Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco V.I. Dynamics Fund
Annual Report to Shareholders ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
I-VIDYN-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended December 31, 2010, Invesco V.I. Dynamics Fund had positive double-digit returns but underperformed the Fund’s style-specific benchmark, the Russell Midcap Growth Index. Underperformance was driven primarily by stock selection in several sectors.
     The Fund outperformed the broad market as represented by the S&P 500 Index, as mid-cap stocks generally outperformed large-cap stocks.
     Your Fund’s long-term performance can be found later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	23.82%

Series II Shares	23.61

S&P 500 Index▼ (Broad Market Index)	15.08

Russell Midcap Growth Index▼ (Style-Specific Index)	26.38

Lipper VUF Mid-Cap Growth Funds Index▼ (Peer Group)	27.62

▼	Lipper Inc.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     Our investment process combines fundamental and quantitative analysis to uncover companies exhibiting long-term, sustainable revenue, earnings and cash flow growth that is not yet reflected by the stock’s market price.
     Our quantitative model ranks companies based on a set of fundamental, valuation and timeliness factors. This quantitative model is designed to identify stocks with the highest probability of meeting our team’s investment criteria. Stocks that are ranked highest by our quantitative model are the focus of our fundamental research efforts.
     Our fundamental analysis focuses on identifying companies and industries with strong drivers of growth. To accomplish this goal, we develop a fully integrated financial model to gain a more complete understanding of the financial health of each investment candidate. Additionally, our research involves due diligence of the company, which includes a detailed analysis of the strategic plans of the company’s management team. We also analyze key competitors, customers and suppliers to assess the overall attractiveness and growth potential of the industry.
     Risk management plays an important role in portfolio construction, as our target portfolio attempts to limit volatility and downside risk. We seek to accomplish this goal by investing in sectors, industries and companies with attractive fundamental prospects. We limit the Fund’s sector exposure and also seek to minimize stock-specific risk by building a diversified portfolio. (Diversification does not guarantee a profit or eliminate the risk of loss.)
     We consider selling a stock for any of the following reasons:
■	There is a change in fundamentals, market capitalization or deterioration in the timeliness profile.

■	The price target set at purchase has been reached.

■	The investment thesis is no longer valid.

■	Insider selling indicates potential issues.

Market conditions and your Fund
The U.S. economy showed signs of improvement during the Fund’s fiscal year, potentially indicating that the economy had transitioned from a contraction phase into an expansionary phase. Nevertheless, the pace of recovery remained modest, and the transition from government stimulus-induced growth to private economic recovery was uncertain.
     The U.S. Federal Reserve’s (the Fed) federal funds target rate remained low — ranging from zero to 0.25%.1 Real gross domestic product (GDP) registered positive growth during the reporting period with quarterly annualized increases of 3.7%, 1.7% and 2.6% for the first, second and third quarters of 2010, respectively.2 Inflation, measured by the seasonally adjusted Consumer Price Index (CPI), remained relatively benign. While labor markets improved as layoffs moderated, new hiring remained quite weak. Unemployment, after climbing steadily throughout 2009, fell slightly during 2010 to a rate of 9.4% nationwide as of December 2010.3
     While stock market volatility increased significantly during the fiscal year, indexes measuring the performance of large-, mid- and small-cap stocks finished the period with positive, double-digit returns. In terms of investment style, growth stocks outperformed value stocks. The sectors with the highest returns in the Russell Midcap Growth Index included more economically sensitive sectors such as consumer discretionary, industrials, materials and information technology (IT). Conversely, the utilities sector was the only sector with a negative return during the period.
     The Fund had double-digit absolute returns, but underperformed the Russell Midcap Growth Index during the fiscal year. The Fund underperformed by the

Portfolio Composition
By sector

Information Technology	22.4%

Consumer Discretionary	19.9

Industrials	18.6

Health Care	12.2

Energy	8.7

Financials	6.8

Materials	5.7

Consumer Staples	1.9

Telecommunication Services	1.5

Utilities	0.8

Money Market Funds Plus
Other Assets Less Liabilities	1.5

Top 10 Equity Holdings*

1.	AGCO Corp.	1.9%

2.	Pioneer Natural Resources Co.	1.8

3.	Affiliated Managers Group, Inc.	1.7

4.	Concho Resources Inc.	1.7

5.	Nordstrom, Inc.	1.6

6.	Crown Holdings, Inc.	1.6

7.	Avago Technologies Ltd.	1.6

8.	MGM Resorts International	1.6

9.	Albemarle Corp.	1.6

10.	Universal Health Services, Inc.- Class B	1.6

Total Net Assets	$53.5 million

Total Number of Holdings*	92

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
Invesco V.I. Dynamics Fund

widest margin in the consumer discretionary and materials sectors. Some of this underperformance was offset by outperformance in other sectors, including utilities, industrials, energy and IT.
     The Fund underperformed most significantly in the consumer discretionary sector, primarily driven by stock selection. Within this sector, key detractors from performance included for-profit education services providers ITT Educational Services and Grand Canyon Education as well as discount department store operator J.C. Penney. We sold ITT Educational Services and J.C. Penney.
     Another area of weakness for the Fund was the materials sector, where the Fund’s holdings generally underperformed those of the Russell Midcap Growth Index. Within this sector, holdings that detracted from performance included steel producer Steel Dynamics and fertilizer maker Intrepid Potash. We sold these two holdings.
     Some of this underperformance was offset by outperformance in other sectors. The Fund outperformed the Russell Midcap Growth Index by the widest margin in the utilities sector, due to stock selection and an underweight position. One holding that contributed to performance was electric power generation plant operator KGen Power. This underweight position was a benefit as this more defensive sector was the weakest-performing sector in the Russell Midcap Growth Index during the reporting period.
     Outperformance in the industrials sector was due to stock selection and an overweight position. The leading contributor to overall Fund performance was electrical products maker Baldor Electric. The stock price of this holding appreciated following the announcement that the company was being acquired at a premium by a competitor. We sold the Fund’s position in this holding following this positive news, locking in gains for shareholders.
     Outperformance in the energy sector was driven by stock selection. Two examples of energy holdings that contributed to performance included oil and gas exploration and production firms Concho Resources and Oasis Petroleum.
     The Fund outperformed in the IT sector due to stock selection. One of the leading contributors to performance in this sector was enterprise software maker Tibco Software. This company benefited from strong growth in revenues and earnings during the period.
     During the fiscal year, we reduced the Fund’s exposure in the financials and energy sectors. Proceeds from the sale of holdings in these sectors were used to add exposure in other sectors such as IT.
     As we’ve discussed, the stock market experienced significant volatility during the fiscal year. We would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial adviser to discuss your individual financial program. We thank you for your commitment to Invesco V.I. Dynamics Fund.
1	U.S. Federal Reserve

2	Bureau of Economic Analysis

3	Bureau of Labor Statistics
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Paul Rasplicka
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. Dynamics Fund. He began his investment career in 1982 and joined Invesco in 1998. Mr. Rasplicka is a magna cum laude graduate of the University of Colorado at Boulder with a B.S. in business administration. He earned an M.B.A. from the University of Chicago. He is also a Charted Investment Counselor.
Brent Lium
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Dynamics Fund. He joined Invesco in 2003. Mr. Lium earned a B.B.A. from Texas A&M University and an M.B.A. from the University of Texas at Austin.
Assisted by the Mid Cap Growth Team

Invesco V.I. Dynamics Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Fund data from 8/22/97, index data from 8/31/97

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception (8/22/97)		4.46%

10	Years	-0.33

5	Years	3.59

1	Year	23.82

Series II Shares

10	Years	-0.55%

5	Years	3.39

1	Year	23.61
Series II shares incepted on April 30, 2004. Performance shown prior to that date is that of Series I shares, restated to reflect the higher 12b-1 fees applicable to Series II. Series I performance reflects any applicable fee waivers or expense reimbursements. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.31% and 1.46%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.34% and 1.59%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Dynamics Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance
Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2012. See current prospectus for more information.

Invesco V.I. Dynamics Fund

Invesco V.I. Dynamics Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
     Growth stocks tend to be more expensive relative to their earnings or assets. compared with other types of stock. As a result, they tend to be more sensitive to changes in their earnings and can be more volatile.
     Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
     The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Lipper VUF Mid-Cap Growth Funds Index is an unmanaged index considered representative of mid-cap growth variable insurance underlying funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Dynamics Fund

Schedule of Investments(a)

December 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–98.53%
Aerospace & Defense–1.27%
BE Aerospace, Inc.(b)	18,349	$679,464

Air Freight & Logistics–1.40%
UTi Worldwide, Inc.	35,356	749,547

Apparel Retail–1.13%
Rue21, Inc.(b)	20,633	604,753

Apparel, Accessories & Luxury Goods–1.53%
Coach, Inc.	14,778	817,371

Application Software–2.55%
Autodesk, Inc.(b)	12,652	483,307

Citrix Systems, Inc.(b)	5,441	372,219

TIBCO Software Inc.(b)	25,716	506,862

		1,362,388

Asset Management & Custody Banks–1.69%
Affiliated Managers Group, Inc.(b)	9,131	905,978

Auto Parts & Equipment–1.89%
BorgWarner, Inc.(b)	10,269	743,065

Gentex Corp.	9,047	267,429

		1,010,494

Automotive Retail–1.21%
O’Reilly Automotive, Inc.(b)	10,763	650,300

Biotechnology–1.63%
Human Genome Sciences, Inc.(b)	14,770	352,855

United Therapeutics Corp.(b)	8,204	518,657

		871,512

Broadcasting–1.04%
Discovery Communications, Inc.–Class A(b)	13,340	556,278

Casinos & Gaming–2.45%
Las Vegas Sands Corp.(b)	10,152	466,484

MGM Resorts International(b)	56,873	844,564

		1,311,048

Coal & Consumable Fuels–1.10%
Arch Coal, Inc.	16,779	588,272

Communications Equipment–0.89%
Finisar Corp.(b)	16,093	477,801

Computer Storage & Peripherals–1.05%
NetApp, Inc.(b)	10,239	562,735

Construction & Engineering–0.81%
Foster Wheeler AG (Switzerland)(b)	12,525	432,363

Construction, Farm Machinery & Heavy Trucks–2.95%
AGCO Corp.(b)	20,564	1,041,772

Navistar International Corp.(b)	9,278	537,289

		1,579,061

Consumer Finance–1.49%
Discover Financial Services	42,964	796,123

Data Processing & Outsourced Services–1.52%
Alliance Data Systems Corp.(b)(c)	11,442	812,725

Department Stores–3.08%
Macy’s, Inc.	30,862	780,809

Nordstrom, Inc.	20,482	868,027

		1,648,836

Education Services–0.80%
Grand Canyon Education, Inc.(b)	21,941	429,824

Electronic Components–1.25%
Amphenol Corp.–Class A	12,729	671,837

Environmental & Facilities Services–1.05%
Republic Services, Inc.	18,824	562,085

Health Care Equipment–2.36%
American Medical Systems Holdings, Inc.(b)	22,891	431,724

CareFusion Corp.(b)	21,202	544,892

NuVasive, Inc.(b)	11,223	287,870

		1,264,486

Health Care Facilities–2.18%
Brookdale Senior Living Inc.(b)	15,554	333,011

Universal Health Services, Inc.–Class B	19,246	835,661

		1,168,672

Health Care Services–0.94%
Fresenius Medical Care AG & Co. KGaA (Germany)	8,666	500,919

Hotels, Resorts & Cruise Lines–3.36%
Ctrip.com International, Ltd.–ADR (China)(b)	10,370	419,467

Marriott International Inc.–Class A	15,361	638,096

Orient-Express Hotels Ltd.–Class A (Bermuda)(b)	57,174	742,690

		1,800,253

Household Products–0.59%
Church & Dwight Co., Inc.	4,554	314,317

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Dynamics Fund

	Shares	Value

Human Resource & Employment Services–2.03%
Manpower Inc.	8,333	$522,979

Robert Half International, Inc.	18,447	564,478

		1,087,457

Independent Power Producers & Energy Traders–0.82%
KGEN Power Corp. (Acquired 01/12/07, Cost $613,032)(b)(d)	43,788	437,880

Industrial Machinery–3.31%
Flowserve Corp.	5,555	662,267

Gardner Denver Inc.	7,103	488,829

Kennametal Inc.	15,681	618,772

		1,769,868

Internet Software & Services–2.13%
Akamai Technologies, Inc.(b)	6,251	294,110

MercadoLibre Inc.(b)	5,003	333,450

VeriSign, Inc.	15,626	510,501

		1,138,061

IT Consulting & Other Services–2.46%
Cognizant Technology Solutions Corp.–Class A(b)	8,941	655,286

Teradata Corp.(b)	16,047	660,494

		1,315,780

Life Sciences Tools & Services–2.03%
Life Technologies Corp.(b)	10,148	563,214

Pharmaceutical Product Development, Inc.	19,232	521,957

		1,085,171

Managed Health Care–1.89%
Aetna Inc.	17,502	533,986

Aveta, Inc.(b)(d)	80,000	480,000

		1,013,986

Metal & Glass Containers–1.62%
Crown Holdings, Inc.(b)	25,929	865,510

Oil & Gas Equipment & Services–1.84%
Oil States International, Inc.(b)	6,565	420,751

Weatherford International Ltd.(b)	24,769	564,733

		985,484

Oil & Gas Exploration & Production–5.73%
Concho Resources Inc.(b)	10,311	903,966

Continental Resources, Inc.(b)	10,779	634,344

Oasis Petroleum Inc.(b)	20,428	554,007

Pioneer Natural Resources Co.	11,238	975,683

		3,068,000

Packaged Foods & Meats–1.34%
Hershey Co. (The)	15,222	717,717

Pharmaceuticals–1.19%
Shire PLC (United Kingdom)	26,432	636,669

Precious Metals & Minerals–0.25%
Stillwater Mining Co.(b)	6,229	132,989

Property & Casualty Insurance–0.82%
Assured Guaranty Ltd.	24,657	436,429

Publishing–1.14%
McGraw-Hill Cos., Inc. (The)	16,777	610,851

Real Estate Services–1.56%
Jones Lang LaSalle Inc.	9,945	834,584

Research & Consulting Services–1.48%
IHS Inc.–Class A(b)	9,861	792,726

Restaurants–1.06%
Texas Roadhouse, Inc.(b)	32,960	565,923

Security & Alarm Services–0.92%
Corrections Corp. of America(b)	19,700	493,682

Semiconductor Equipment–2.08%
Lam Research Corp.(b)	10,498	543,586

Teradyne, Inc.(b)	40,391	567,090

		1,110,676

Semiconductors–4.57%
Altera Corp.	8,586	305,490

Avago Technologies Ltd. (Singapore)	30,037	855,154

Broadcom Corp.–Class A	6,524	284,120

Cavium Networks, Inc.(b)	13,069	492,440

Marvell Technology Group Ltd.(b)	27,455	509,290

		2,446,494

Specialized Finance–1.24%
Moody’s Corp.	25,007	663,686

Specialty Chemicals–3.79%
Albemarle Corp.	15,079	841,107

Lubrizol Corp. (The)	6,993	747,412

LyondellBasell Industries N.V.–Class A (Netherlands)(b)	12,721	437,602

		2,026,121

Specialty Stores–1.17%
Ulta Salon, Cosmetics & Fragrance, Inc.(b)	18,476	628,184

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Dynamics Fund

	Shares	Value

Systems Software–2.56%
Check Point Software Technologies Ltd. (Israel)(b)	12,713	$588,103

Rovi Corp.(b)	12,604	781,574

		1,369,677

Technology Distributors–1.39%
Avnet, Inc.(b)	14,239	470,314

Tech Data Corp.(b)	6,164	271,339

		741,653

Trading Companies & Distributors–1.58%
Fastenal Co.	4,894	293,200

WESCO International, Inc.(b)	10,430	550,704

		843,904

Trucking–1.85%
J.B. Hunt Transport Services, Inc.	15,909	649,246

Swift Transportation Co.(b)	27,291	341,411

		990,657

Wireless Telecommunication Services–1.47%
Crown Castle International Corp.(b)	12,649	554,406

Millicom International Cellular S.A. (Luxembourg)(b)	2,413	230,683

		785,089

Total Common Stocks & Other Equity Interests (Cost $43,524,717)		52,724,350

Money Market Funds–1.89%
Liquid Assets Portfolio–Institutional Class(e)	506,744	506,744

Premier Portfolio–Institutional Class(e)	506,744	506,744

Total Money Market Funds (Cost $1,013,488)		1,013,488

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.42% (Cost $44,538,205)		53,737,838

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.17%
Liquid Assets Portfolio–Institutional Class (Cost $624,268)(e)(f)	624,268	624,268

TOTAL INVESTMENTS–101.59% (Cost $45,162,473)		$54,362,106

OTHER ASSETS LESS LIABILITIES–(1.59)%		(851,822)

NET ASSETS–100.00%		$53,510,284

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2010.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2010 was $917,880, which represented 1.72% of the Fund’s Net Assets.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Dynamics Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $43,524,717)*	$52,724,350

Investments in affiliated money market funds, at value and cost	1,637,756

Total investments, at value (Cost $45,162,473)	54,362,106

Receivables for:
Fund shares sold	36,135

Dividends	15,121

Investment for trustee deferred compensation and retirement plans	14,451

Total assets	54,427,813

Liabilities:
Payables for:
Investments purchased	133,933

Fund shares reacquired	41,872

Collateral upon return of securities loaned	624,268

Accrued fees to affiliates	63,121

Accrued other operating expenses	29,676

Trustee deferred compensation and retirement plans	24,659

Total liabilities	917,529

Net assets applicable to shares outstanding	$53,510,284

Net assets consist of:
Shares of beneficial interest	$70,433,490

Undistributed net investment income (loss)	(24,395)

Undistributed net realized gain (loss)	(26,098,444)

Unrealized appreciation	9,199,633

$53,510,284

Net Assets:
Series I	$53,501,440

Series II	$8,844

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	3,035,091

Series II	509

Series I:
Net asset value per share	$17.63

Series II:
Net asset value per share	$17.38

*	At December 31, 2010, securities with an aggregate value of $609,508 were on loan to brokers.
Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $1,895)	$451,517

Dividends from affiliated money market funds (includes securities lending income of $3,938)	5,854

Total investment income	457,371

Expenses:
Advisory fees	371,120

Administrative services fees	174,305

Custodian fees	11,091

Distribution fees — Series II	19

Transfer agent fees	16,741

Trustees’ and officers’ fees and benefits	17,232

Professional services fees	32,495

Other	12,817

Total expenses	635,820

Less: Fees waived	(2,228)

Net expenses	633,592

Net investment income (loss)	(176,221)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $300,066)	6,733,097

Foreign currencies	(6,119)

6,726,978

Change in net unrealized appreciation (depreciation) of:
Investment securities	3,592,647

Foreign currencies	(55)

3,592,592

Net realized and unrealized gain	10,319,570

Net increase in net assets resulting from operations	$10,143,349

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Dynamics Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income (loss)	$(176,221)	$(307,133)

Net realized gain (loss)	6,726,978	(5,129,510)

Change in net unrealized appreciation	3,592,592	21,019,261

Net increase in net assets resulting from operations	10,143,349	15,582,618

Share transactions–net:
Series I	(7,168,365)	(6,716,157)

Series II	—	—

Net increase (decrease) in net assets resulting from share transactions	(7,168,365)	(6,716,157)

Net increase in net assets	2,974,984	8,866,461

Net assets:
Beginning of year	50,535,300	41,668,839

End of year (includes undistributed net investment income (loss) of $(24,395) and $(20,836), respectively)	$53,510,284	$50,535,300

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco V.I. Dynamics Fund, (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

Invesco V.I. Dynamics Fund

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

Invesco V.I. Dynamics Fund

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.745%

Next $250 million	0.73%

Next $500 million	0.715%

Next $1.5 billion	0.70%

Next $2.5 billion	0.685%

Next $2.5 billion	0.67%

Next $2.5 billion	0.655%

Over $10 billion	0.64%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such

Invesco V.I. Dynamics Fund

Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2010, the Adviser waived advisory fees of $2,223 and class level expenses of $5 for Series II shares.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2010, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $124,305 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2010, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$52,807,557	$1,116,669	$437,880	$54,362,106

Invesco V.I. Dynamics Fund

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2010, the Fund engaged in securities purchases of $2,375,912 and securities sales of $998,647, which resulted in net realized gains of $300,066.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $2,599 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2010 and 2009.

Tax Components of Net Assets at Period-End:

2010

Net unrealized appreciation — investments	$9,144,651

Temporary book/tax differences	(22,673)

Post-October deferrals	(1,722)

Capital loss carryforward	(26,043,462)

Shares of beneficial interest	70,433,490

Total net assets	$53,510,284

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $6,752,681 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$15,509,594

December 31, 2017	10,533,868

Total capital loss carryforward	$26,043,462

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

Invesco V.I. Dynamics Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $44,994,219 and $52,539,932, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$10,557,674

Aggregate unrealized (depreciation) of investment securities	(1,413,023)

Net unrealized appreciation of investment securities	$9,144,651

Cost of investments for tax purposes is $45,217,455.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, foreign currency transactions and net operating losses, on December 31, 2010, undistributed net investment income (loss) was increased by $172,662, undistributed net realized gain (loss) was increased by $48,551,104 and shares of beneficial interest decreased by $48,723,766. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Year ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Series I	1,039,355	$16,227,294	838,528	$9,769,860

Series II	—	—	—	—

Reacquired:
Series I	(1,555,102)	(23,395,659)	(1,457,783)	(16,486,017)

Series II	—	—	—	—

Net increase (decrease) in share activity	(515,747)	$(7,168,365)	(619,255)	$(6,716,157)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 71% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Dynamics Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
				Net gains					expenses		expenses
				(losses)					to average		to average net		Ratio of net
	Net asset	Net		on securities					net assets		assets without		investment
	value,	investment		(both	Total from	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Series I
Year ended 12/31/10	$14.23	$(0.05	)(c)	$3.45	$3.40	$17.63	23.89%	$53,501	1.28	%(d)	1.28	%(d)	(0.36	)%(d)	93%
Year ended 12/31/09	9.99	(0.08	)(c)	4.32	4.24	14.23	42.44	50,528	1.30		1.33		(0.70)		97
Year ended 12/31/08	19.24	(0.10	)(c)	(9.15)	(9.25)	9.99	(48.08)	41,664	1.22		1.22		(0.62)		106
Year ended 12/31/07	17.15	(0.11	)(c)	2.20	2.09	19.24	12.19	122,184	1.11		1.11		(0.58)		115
Year ended 12/31/06	14.77	(0.09)		2.47	2.38	17.15	16.11	120,792	1.12		1.13		(0.51)		142

Series II
Year ended 12/31/10	14.06	(0.08	)(c)	3.40	3.32	17.38	23.61	9	1.45	(d)	1.53	(d)	(0.53	)(d)	93
Year ended 12/31/09	9.88	(0.09	)(c)	4.27	4.18	14.06	42.31	7	1.45		1.58		(0.85)		97
Year ended 12/31/08	19.06	(0.12	)(c)	(9.06)	(9.18)	9.88	(48.16)	5	1.45		1.47		(0.85)		106
Year ended 12/31/07	17.04	(0.15	)(c)	2.17	2.02	19.06	11.85	10	1.36		1.36		(0.83)		115
Year ended 12/31/06	14.71	(0.12)		2.45	2.33	17.04	15.84	14	1.37		1.38		(0.76)		142

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s omitted) of $49,807 and $8 for Series I and Series II shares, respectively.

NOTE 12—Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to the Invesco V.I. Capital Development Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

Invesco V.I. Dynamics Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Dynamics Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Dynamics Fund (formerly known as AIM V.I. Dynamics Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco V.I. Dynamics Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,299.40	$7.42	$1,018.75	$6.52	1.28%

Series II	1,000.00	1,298.00	8.42	1,017.87	7.40	1.45

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Dynamics Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco V.I. Financial Services Fund
Annual Report to Shareholders ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
I-VIFSE-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
Effective June 25, 2010, Meggan Walsh assumed sole management of Invesco V.I. Financial Services Fund. She is supported by a team of equity analysts.
     For the 12-month period ended December 31, 2010, Invesco V.I. Financial Services Fund delivered a positive return but underperformed the S&P 500 Index and its style-specific benchmark, the S&P 500 Financials Index. While we managed the Fund for only part of this time, our comments encompass the entire period.
     Investments in commercial banks and insurance firms were the largest contributors to Fund results and only a few holdings detracted from returns for the year. The Fund lagged the S&P 500 Financials Index partly due to a lack of exposure to real estate investment trusts (REITs), which performed well and are a large part of the index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	10.31%

Series II Shares	10.10

S&P 500 Index▼ (Broad Market Index)	15.08

S&P 500 Financials Index▼ (Style-Specific Index)	12.13

Lipper VUF Financial Services Funds Category Average▼ (Peer Group)	12.34

▼	Lipper Inc.

How we invest
We seek to identify companies within the financials sector that exhibit attractive total return potential. We emphasize companies with solid balance sheets and operating cash flow that support sustained or increasing dividends and/or share repurchases. Emphasis is placed on companies that we expect will grow cash flows profitably over time. By using fundamental research, financial statement analysis and multiple valuation techniques, we estimate a target price for each stock over a two- to three-year investment horizon. We then construct a portfolio which we believe may provide the best combination of price appreciation potential, dividend income and risk profile. We consider selling or trimming a stock when any of these factors materially change.

Market conditions and your Fund
Equity markets delivered strong returns but were choppy during the fiscal year as investors weighed the competing issues of solid corporate profitability and soft, albeit improving, macroeconomic data. Corporate earnings improved considerably over the past year as high productivity growth and cost-cutting measures made during the economic downturn led to a rebound in margins and profits. However, high unemployment, weak consumer spending and tepid housing data remained as overhangs to the recovery. The sovereign debt crisis also contributed to market volatility as European countries began implementing austerity programs. Most recently, the market reversed course and rallied again during the last four months of the year on better economic news, ending the fiscal year with double-digit gains.
     All 10 sectors within the S&P 500 Index posted gains for the year. More economically sensitive sectors such as consumer discretionary, industrials and materials had the highest returns, while the less economically sensitive sectors such as health care and utilities had some of the lowest returns. The S&P 500 financials services sector returned 12.13% for the period, slightly below the 15.08% return for the overall S&P 500 Index.
     Commercial banks, and more specifically regional banks, made the largest contribution to Fund results during the period. Among these, Fifth Third Bancorp, Zions Bancorporation and SunTrust Banks were top contributors to the Fund, each producing a double-digit gain. Fifth Third Bancorp reported solid results largely due to improving credit trends. The company was proactive in addressing early stage problem credit during the downturn, and we believed it would be one of the first to move to a more normal run rate. This view appears accurate as Fifth Third Bancorp’s nonperforming assets likely peaked in the first quarter, and the bank has subsequently returned to profitability.
     Insurers also made a strong contribution to results. XL Group, a global insurance company offering commercial and specialty coverage, delivered results in line with expectations and announced a relaunch of their share buyback plan. The company’s balance sheet improved, which led to revaluation of shares.
     The largest detractor from results was investment bank FBR Capital Markets. The company reported losses during the year due to weak equity trading volumes on their brokerage business, and weaker than expected investment banking

Portfolio Composition
By sector

Financials	84.9%

Information Technology	6.0

Consumer Discretionary	1.3

Money Market Funds Plus
Other Assets Less Liabilities	7.8

Top 10 Equity Holdings*

1.	Capital One Financial Corp.	6.7%

2.	State Street Corp.	6.1

3.	Legg Mason, Inc.	5.1

4.	Fifth Third Bancorp	4.9

5.	SunTrust Banks, Inc.	4.7

6.	Zions Bancorp	4.7

7.	Federated Investors, Inc.	4.0

8.	XL Group PLC	3.8

9.	American Express Co.	3.8

10.	Bank of America Corp.	3.6

Total Net Assets	$64.3 million

Total Number of Holdings*	36

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
Invesco V.I. Financial Services Fund

results. We reduced our position in this holding during the period.
     H&R Block was another detractor from results as the company faced both cyclical and secular pressures. While the high unemployment rate lowered the number of tax filers, H&R Block continued to cede market share to online tax preparation providers and smaller independent providers. Shares also were negatively affected by the ongoing regulatory uncertainties with regard to mortgage repurchase liability. More recently, the decision by the Office of the Comptroller of the Currency to not allow HSBC (not a Fund holding) to fund H&R Block’s refund anticipation loans also negatively affected the stock. Although these issues are concerns, we added to the position as we believed the stock’s valuation reflected a greater negative impact than we believed was warranted.
     Since taking over the Fund in June, we made a number of small changes to the portfolio. We added several investment bank holdings, slightly increasing our exposure to regional banks, and we eliminated a number of insurance brokerage holdings. At the end of the year, our largest exposures were in the capital markets and commercial banking industries.
     The fiscal period witnessed a broad recovery in corporate earnings led by strong operating leverage. For financials, credit conditions have broadly recovered in many key areas. There are early signs of loan growth recovery, and some of the largest banks have returned to profitability. However, the unemployment rate remains high and we are cautiously monitoring the durability of the economy’s recovery.
     We believe one of our competitive advantages is a disciplined approach to evaluating financial services companies from a total return perspective; focusing not only on their capital appreciation potential, but also on their current dividend income and capital preservation. We would like to take this opportunity to thank you for your investment in Invesco V.I. Financial Services Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Meggan Walsh
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Financial Services Fund. Ms. Walsh joined Invesco in 1991. She began her investment career in 1987. Ms. Walsh earned a B.S. in finance from the University of Maryland and an M.B.A. from Loyola University Maryland.

Invesco V.I. Financial Services Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Fund data from 9/20/99, index data from 9/30/99

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or
100% change, in the value of the investment. In other words, the space between $2,000 and $4,000 is the same size as the space between $4,000 and $8,000, and so on.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception (9/20/99)		-1.76%

10	Years	-5.13

5	Years	-12.38

1	Year	10.31

Series II Shares

10	Years	-5.34%

5	Years	-12.56

1	Year	10.10
Series II shares incepted on April 30, 2004. Performance shown prior to that date is that of Series I shares, restated to reflect the higher 12b-1 fees applicable to Series II. Series I performance reflects any applicable fee waivers or expense reimbursements. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.29% and 1.46%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.29% and 1.54%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Financial Services Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable
Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2012. See current prospectus for more information.

Invesco V.I. Financial Services Fund

Invesco V.I. Financial Services Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
An investment by the Fund in exchange-traded funds (ETFs) generally presents the same primary risks as an investment in a mutual fund. In addition, ETFs may be subject to the following: a discount of the ETF’s shares to its net asset value; failure to develop an active trading market for the ETF’s shares; the listing exchange halting trading of the ETF’s shares; failure of the ETF’s shares to track the referenced index; and holding troubled securities in the referenced index. ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain shares of the ETFs in which the Fund may invest are leveraged. The more a fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.
     The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.
     The financial services sector is subject to extensive government regulation, which may change frequently. In addition, the profitability of businesses in the financial services sector depends on the availability and cost of money and may fluctuate significantly in response to changes in government regulation, interest rates and general economic conditions. Businesses in the financial sector often operate with substantial financial leverage.
     The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     The Fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.
     The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified Fund.
     The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
     Value stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks and may never realize their full value. Value stocks tend to be currently out-of-favor with many investors.
     The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The S&P 500 Financials Index is an unmanaged index considered representative of the financial market.
     The Lipper VUF Financial Services Funds Category Average represents an average of all of the variable insurance underlying funds in the Lipper Financial Services Funds category.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally classified according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Financial Services Fund

Schedule of Investments(a)

December 31, 2010

	Shares	Value

Common Stocks–92.17%
Asset Management & Custody Banks–15.22%
Federated Investors, Inc.–Class B	97,409	$2,549,194

Legg Mason, Inc.	90,809	3,293,642

State Street Corp.	84,898	3,934,173

		9,777,009

Consumer Finance–13.32%
American Express Co.	56,254	2,414,422

Capital One Financial Corp.	101,326	4,312,434

Green Dot Corp.–Class A(b)	5,388	305,715

SLM Corp.(b)	121,162	1,525,430

		8,558,001

Data Processing & Outsourced Services–5.98%
Alliance Data Systems Corp.(b)	14,509	1,030,574

Automatic Data Processing, Inc.	40,441	1,871,610

Heartland Payment Systems, Inc.	61,017	940,882

		3,843,066

Diversified Banks–4.35%
Societe Generale (France)	27,977	1,507,468

US Bancorp	47,825	1,289,840

		2,797,308

Diversified Capital Markets–3.15%
UBS AG (Switzerland)(b)	122,692	2,020,737

Insurance Brokers–2.12%
Marsh & McLennan Cos., Inc.	49,751	1,360,192

Investment Banking & Brokerage–8.09%
Charles Schwab Corp. (The)	91,331	1,562,673

FBR Capital Markets Corp.(b)	164,081	626,790

Lazard Ltd.–Class A	29,300	1,157,057

Morgan Stanley(b)	68,140	1,854,089

		5,200,609

Life & Health Insurance–4.59%
Lincoln National Corp.	45,292	1,259,570

Prudential Financial, Inc.	6,486	380,793

StanCorp Financial Group, Inc.	29,028	1,310,324

		2,950,687

Other Diversified Financial Services–8.26%
Bank of America Corp.(b)	174,902	2,333,193

Citigroup Inc.(b)	406,230	1,921,468

JPMorgan Chase & Co.	24,843	1,053,840

		5,308,501

Property & Casualty Insurance–4.10%
Allstate Corp. (The)	5,407	172,375

XL Group PLC (Ireland)	112,967	2,464,940

		2,637,315

Regional Banks–15.19%
Fifth Third Bancorp	215,710	3,166,623

First Midwest Bancorp, Inc.	32,764	377,441

SunTrust Banks, Inc.	101,611	2,998,541

Wilmington Trust Corp.	54,704	237,415

Zions Bancorp.	123,073	2,982,059

		9,762,079

Reinsurance–1.79%
Transatlantic Holdings, Inc.	22,261	1,149,113

Specialized Consumer Services–1.30%
H&R Block, Inc.	70,318	837,487

Specialized Finance–1.37%
Moody’s Corp.	33,064	877,519

Thrifts & Mortgage Finance–3.34%
Capitol Federal Financial Inc.	11,148	132,773

Hudson City Bancorp, Inc.	157,827	2,010,716

		2,143,489

Total Common Stocks (Cost $54,991,348)		59,223,112

Money Market Funds–7.29%
Liquid Assets Portfolio–Institutional Class(c)	2,341,660	2,341,660

Premier Portfolio–Institutional Class(c)	2,341,660	2,341,660

Total Money Market Funds (Cost $4,683,320)		4,683,320

TOTAL INVESTMENTS–99.46% (Cost $59,674,668)		63,906,432

OTHER ASSETS LESS LIABILITIES–0.54%		344,235

NET ASSETS–100.00%		$64,250,667

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Financial Services Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $54,991,348)	$59,223,112

Investments in affiliated money market funds, at value and cost	4,683,320

Total investments, at value (Cost $59,674,668)	63,906,432

Receivable for:
Fund shares sold	725,795

Dividends	37,444

Investment for trustee deferred compensation and retirement plans	14,794

Other assets	76

Total assets	64,684,541

Liabilities:
Payable for:
Investments purchased	215,572

Fund shares reacquired	76,200

Accrued fees to affiliates	83,905

Accrued other operating expenses	30,751

Trustee deferred compensation and retirement plans	27,446

Total liabilities	433,874

Net assets applicable to shares outstanding	$64,250,667

Net assets consist of:
Shares of beneficial interest	$108,807,012

Undistributed net investment income (loss)	(26,973)

Undistributed net realized gain (loss)	(48,761,136)

Unrealized appreciation	4,231,764

$64,250,667

Net Assets:
Series I	$54,081,090

Series II	$10,169,577

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	9,622,864

Series II	1,830,133

Series I:
Net asset value per share	$5.62

Series II:
Net asset value per share	$5.56

Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends	$774,518

Dividends from affiliated money market funds	2,842

Total investment income	777,360

Expenses:
Advisory fees	482,119

Administrative services fees	209,326

Custodian fees	8,197

Distribution fees — Series II	21,866

Transfer agent fees	19,694

Trustees’ and officers’ fees and benefits	17,774

Other	44,902

Total expenses	803,878

Less: Fees waived and expenses reimbursed	(5,483)

Net expenses	798,395

Net investment income (loss)	(21,035)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(387,452))	(15,075,948)

Foreign currencies	(4,218)

(15,080,166)

Change in net unrealized appreciation of investment securities	20,369,027

Net realized and unrealized gain	5,288,861

Net increase in net assets resulting from operations	$5,267,826

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Financial Services Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income (loss)	$(21,035)	$83,899

Net realized gain (loss)	(15,080,166)	(7,426,734)

Change in net unrealized appreciation	20,369,027	22,907,979

Net increase in net assets resulting from operations	5,267,826	15,565,144

Distributions to shareholders from net investment income:
Series I	(56,868)	(1,643,368)

Series II	—	(217,704)

Total distributions from net investment income	(56,868)	(1,861,072)

Share transactions–net:
Series I	(7,924,005)	6,150,080

Series II	1,482,843	2,336,966

Net increase (decrease) in net assets resulting from share transactions	(6,441,162)	8,487,046

Net increase (decrease) in net assets	(1,230,204)	22,191,118

Net assets:
Beginning of year	65,480,871	43,289,753

End of year (includes undistributed net investment income (loss) of $(26,973) and $57,948, respectively)	$64,250,667	$65,480,871

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco V.I. Financial Services Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is long-term growth of capital growth.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as

Invesco V.I. Financial Services Fund

institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the

Invesco V.I. Financial Services Fund

financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.
The financial services sector is subject to extensive government regulation, which may change frequently. In addition, the profitability of businesses in the financial service sector depends on the availability and cost of money and may fluctuate significantly in response to changes in government regulation, interest rates and general economic conditions. Businesses in the financial sector often operate with substantial financial leverage.
J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.75%

Next $250 million	0.74%

Next $500 million	0.73%

Next $1.5 billion	0.72%

Next $2.5 billion	0.71%

Next $2.5 billion	0.70%

Next $2.5 billion	0.69%

Over $10 billion	0.68%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the

Invesco V.I. Financial Services Fund

numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2010, the Adviser waived advisory fees of $5,483.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2010, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $159,326 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2010, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$62,398,964	$1,507,468	$—	$63,906,432

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2010, the Fund engaged in securities sales of $294,303, which resulted in net realized gains (losses) of $(387,452).

Invesco V.I. Financial Services Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $2,637 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$56,868	$1,861,072

Tax Components of Net Assets at Period-End:

2010

Net unrealized appreciation — investments	$1,160,864

Temporary book/tax differences	(25,317)

Post-October deferrals	(804,658)

Capital loss carryforward	(44,887,234)

Shares of beneficial interest	108,807,012

Total net assets	$64,250,667

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$22,458,450

December 31, 2017	7,806,568

December 31, 2018	14,622,216

Total capital loss carryforward	$44,887,234

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

Invesco V.I. Financial Services Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $21,507,549 and $31,131,843, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$5,762,678

Aggregate unrealized (depreciation) of investment securities	(4,601,814)

Net unrealized appreciation of investment securities	$1,160,864

Cost of investments for tax purposes is $62,745,568.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships, net operating losses and foreign currency transactions, on December 31, 2010, undistributed net investment income (loss) was decreased by $7,018, undistributed net realized gain (loss) was increased by $24,361 and shares of beneficial interest decreased by $17,343. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2010(a)		December 31, 2009
	Shares	Amount	Shares	Amount

Sold:
Series I	3,799,790	$20,823,469	6,175,150	$25,003,515

Series II	854,275	4,505,738	825,270	3,236,356

Issued as reinvestment of dividends:
Series I	10,978	56,868	324,776	1,643,368

Series II	—	—	43,454	217,704

Reacquired:
Series I	(5,477,337)	(28,804,342)	(4,778,335)	(20,496,803)

Series II	(580,137)	(3,022,895)	(260,764)	(1,117,094)

Net increase (decrease) in share activity	(1,392,431)	$(6,441,162)	2,329,551	$8,487,046

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 75% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Financial Services Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

													Ratio of
											Ratio of		expenses
			Net gains								expenses		to average
			(losses)								to average		net assets		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets		without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/10	$5.10	$—	$0.53	$0.53	$(0.01)	$—	$(0.01)	$5.62	10.31%	$54,081	1.21	%(d)	1.22	%(d)	0.00	(d)	35%
Year ended 12/31/09	4.12	0.01	1.12	1.13	(0.15)	—	(0.15)	5.10	27.43	57,620	1.27		1.28		0.18		22
Year ended 12/31/08	12.26	0.24	(7.46)	(7.22)	(0.24)	(0.68)	(0.92)	4.12	(59.44)	39,421	1.22		1.23		2.71		47
Year ended 12/31/07	17.41	0.27	(4.04)	(3.77)	(0.29)	(1.09)	(1.38)	12.26	(22.22)	85,144	1.11		1.11		1.61		9
Year ended 12/31/06	15.26	0.23	2.28	2.51	(0.26)	(0.10)	(0.36)	17.41	16.52	146,092	1.12		1.12		1.44		14

Series II
Year ended 12/31/10	5.05	(0.01)	0.52	0.51	—	—	—	5.56	10.10	10,170	1.44	(d)	1.47	(d)	(0.23	)(d)	35
Year ended 12/31/09	4.08	—	1.11	1.11	(0.14)	—	(0.14)	5.05	27.30	7,861	1.44		1.53		0.01		22
Year ended 12/31/08	12.17	0.21	(7.39)	(7.18)	(0.23)	(0.68)	(0.91)	4.08	(59.56)	3,869	1.44		1.48		2.49		47
Year ended 12/31/07	17.33	0.22	(4.00)	(3.78)	(0.29)	(1.09)	(1.38)	12.17	(22.39)	3,688	1.36		1.36		1.36		9
Year ended 12/31/06	15.23	0.20	2.26	2.46	(0.26)	(0.10)	(0.36)	17.33	16.22	1,664	1.37		1.37		1.19		14

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $55,536 and $8,746 for Series I and Series II, shares, respectively.

NOTE 12—Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco V.I. Dividend Growth Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

Invesco V.I. Financial Services Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Financial Services Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Financial Services Fund, (formerly known as AIM V.I. Financial Services Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco V.I. Financial Services Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,157.60	$6.74	$1,018.95	$6.31	1.24%

Series II	1,000.00	1,158.30	7.89	1,017.90	7.38	1.45

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Financial Services Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Corporate Dividends Received Deduction*	100.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Financial Services Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco V.I. Global Health Care Fund
Annual Report to Shareholders ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
I-VIGHC-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
During the year ended December 31, 2010, the economy showed signs of improvement, fueling equity markets’ continued upward trajectory. The health care sector, however, suffered as a result of the rotation to more cyclical stocks as investors anticipated an economic recovery. As a result, Invesco V.I. Global Health Care Fund underperformed the broad market, as measured by the MSCI World Index. The Fund, however, outperformed its style-specific index the MSCI World Health Care Index as a result of both stock selection and market allocation, particularly in the biotechnology and managed health care industries.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	5.29%

Series II Shares	5.00

MSCI World Index▼ (Broad Market Index)	11.76

MSCI World Health Care Index▼ (Style-Specific Index)	2.41

Lipper VUF Health/Biotechnology Funds Category Average▼ (Peer Group)	9.19

▼Lipper Inc.

How we invest
We seek health care stocks of all market capitalizations from around the world that we believe are attractively priced and have the potential to benefit from long-term earnings and cash flow growth.
     In selecting securities for the Fund, we first screen the global investment universe. Stocks of at least $200 million in market capitalization are considered for further evaluation if they are identified as having attractive growth prospects relative to their current valuations. We use a research-oriented bottom-up investment approach, focusing on company fundamentals in an effort to uncover future growth prospects which are not yet appreciated by the market.
     In analyzing specific industries for possible investment, we ordinarily look for several of the following characteristics: above-average growth and demand;
scientific and medical advances; below-average reimbursement risk; and high barriers to entry.
     In analyzing specific companies for possible investment, we ordinarily look for several of the following characteristics: leading companies with defensible franchises; companies in the midst of a new product cycle; value-added and/or niche-oriented products and/or services; exhibiting sustainable revenue growth; potential to expand profit margins and improve profitability; superior earnings-per-share growth; strong balance sheet and moderate financial leverage; and a capable management team.
     Stock selection is then further refined by valuation analysis. In general, we target stocks trading at compelling valuations based upon one or more of the following parameters: price-to-earnings (P/E); P/E ratio versus expected earnings per share growth rate; enterprise value to earnings-before-interest-depreciation-and-taxes (EBITDA); discounted cash flow analysis; and sum of parts analysis.
     The resulting target portfolio consists of 50 to 80 individual securities with exposure across most subsectors of health care and diversified by region. Additionally, position size is limited in an effort to maximize risk-adjusted returns.
     We may reduce or eliminate exposure to a stock when:
■	A stock’s price reaches its valuation target.

■	A company’s fundamentals deteriorate.

■	A company no longer meets our investment criteria.

Market conditions and your Fund
Equity markets were choppy during the fiscal year as investors weighed the competing issues of solid corporate profits and soft macroeconomic data. Corporate earnings were largely positive, but often overshadowed by concerns about high unemployment, a lack of consumer spending, soft housing data and the possibility of additional Federal Reserve accommodation. After rising through April, the major equity indexes sold off precipitously in May as the sovereign debt crisis unfolded in the eurozone while U.S. economic indicators remained weak, prompting fears of a double-dip recession. Uncertainty created by the debt crisis combined with subdued employment, consumer spending and housing data added to concerns that the recovery was slowing to a subnormal growth rate. Just as abruptly, however, the markets reversed course and rallied in September and October on modestly better economic news, ending the year with double-digit gains.

Portfolio Composition
By country

United States	76.1%

Switzerland	6.1

Germany	4.2

United Kingdom	2.6

Ireland	2.2

Countries each less than 2.0% of portfolio	5.3

Money Market Funds Plus Other Assets Less Liabilities	3.5

Top 10 Equity Holdings*

1.	CVS Caremark Corp.	4.8%

2.	Thermo Fisher Scientific, Inc.	4.3

3.	Roche Holding AG	4.1

4.	Gilead Sciences, Inc.	3.8

5.	Abbott Laboratories	3.4

6.	Life Technologies Corp.	2.8

7.	Express Scripts, Inc.	2.7

8.	Johnson & Johnson	2.7

9.	WellPoint Inc.	2.7

10.	Aetna, Inc.	2.6

Top Five Industries

1.	Pharmaceuticals	21.9%

2.	Biotechnology	20.7

3.	Managed Health Care	12.5

4.	Life Sciences Tools & Services	9.7

5.	Health Care Equipment	9.1

Total Net Assets	$150.5 million

Total Number of Holdings*	58

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
Invesco V.I. Global Health Care Fund

     The major equity indexes garnered positive returns for the fiscal year, and all 10 sectors within the S&P 500 Index posted gains. More economically sensitive sectors such as consumer discretionary, industrials and materials had the highest returns, while the less economically sensitive sectors such as health care had some of the lowest returns.
     Most health care industries contributed to the Fund’s absolute performance over the fiscal year, with the exception of health care equipment, pharmaceuticals and health care supplies. Holdings in biotechnology and managed health care were particularly beneficial from both an absolute basis and relative to the MSCI World Health Care Index. Security selection in the health care equipment and pharmaceuticals industries, however, hurt the Fund’s performance relative to the benchmark during the reporting period.
     Top contributors to the Fund’s absolute performance during the fiscal year were Genzyme, a biotechnology stock in which the Fund was overweight relative to the index, and BioMarin Pharmaceutical, an out-of-index biotechnology stock. Within managed health care, out-of-index holdings AMERIGROUP, Amil Participacoes S.A. and Health Net also benefited the Fund’s relative performance.
     Detractors from Fund performance included Boston Scientific, a health care equipment manufacturer, and Gilead Sciences, a biotechnology firm. It is important to note both stocks were also included in the index, however, the Fund held an overweight exposure. During the reporting period, Boston Scientific settled long-standing stent patent disputes with Johnson & Johnson. Gilead Sciences, however, suffered following their announcement of a reduced sales forecast for 2010 due to the impact of health care reform. Boston Scientific is no longer held by the Fund. Within pharmaceuticals, the largest relative detractor to Fund performance was a lack of exposure in the index holding Novo Nordisk.
     As part of our policy to manage risk, the Fund held derivative instruments in the form of currency forward contracts in order to hedge our European currency exposure. The net cumulative effect of these derivative contracts was positive for Fund performance during the fiscal year.
     We continued to focus on companies with new product cycles, less reimbursement risk and less competition. Relative to the MSCI World Health Care Index, we
maintained a significant underweight position in large-cap pharmaceuticals because many firms face looming patent expirations with limited drug pipelines, which may result in modest, if any, earnings growth.
     It is important to note that we tend to favor profitable large-cap biotechnology companies that are generating sufficient free cash flow rather than small-cap start-ups that typically lack liquidity and earnings. Our emphasis on specialty pharmaceuticals and biotechnology stocks is based on robust in-line portfolios, compelling product pipelines and the view that many of these companies could be targets of ongoing consolidation. Importantly, we believe valuations for many of these companies were near historic lows.
     The majority of the Fund is invested in domestic stocks, where we have found more companies that fit our fundamental selection criteria. The Fund’s international weight was focused mainly on European large-cap pharmaceuticals, which have fewer patent expiration concerns.
     We believe longer term prospects for the health care sector are compelling. We now have clarity about U.S. health care reform, with coverage expansion expected to add 32 million participants, according to the Congressional Budget Office. This could translate into accelerated revenue growth. Internationally, developed markets remained relatively stable, while emerging markets continued to grow rapidly as these countries were expected to spend more on health care as standards of living rise. In our opinion, health care stocks were also inexpensive on both a historical basis and relative to the market, despite having better earnings growth prospects through the economic cycle.
     As always, thank you for your continued investment in Invesco V.I. Global Health Care Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Derek Taner
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. Global Health Care Fund. Mr. Tanner joined Invesco in 2005. He began his investment career in 1993. Mr. Tanner earned a B.S. in business administration and an M.B.A. from the Haas School of Business at the University of California (Berkeley).
Dean Dillard
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Global Health Care Fund. Mr. Dillard joined Invesco in 2000. He earned a B.S. in corporate finance from the University of Alabama and an M.B.A. from the Owen School of Business at Vanderbilt University.

Invesco V.I. Global Health Care Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Fund data from 5/21/97, Index data from 5/31/97

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception (5/21/97)		6.62%

10	Years	1.04

5	Years	2.47

1	Year	5.29

Series II Shares

10	Years	0.78%

5	Years	2.20

1	Year	5.00
Series II shares incepted on April 30, 2004. Performance shown prior to that date is that of Series I shares, restated to reflect the higher 12b-1 fees applicable to Series II. Series I performance reflects any applicable fee waivers or expense reimbursements. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.15% and 1.40%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Global Health Care Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Global Health Care Fund

Invesco V.I. Global Health Care Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
The Fund may invest a large percentage of its assets in a limited number of securities, which could negatively affect the value of the Fund.
     An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, ETFs may be subject to the following: a discount of the ETF’s shares to its net asset value; failure to develop an active trading market for the ETF’s shares; the listing exchange halting trading of the ETF’s shares; failure of the ETF’s shares to track the referenced index; and holding troubled securities in the referenced index. ETFs may involve duplication of management fees and certain other expenses, as the fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which each fund may invest are leveraged. The more a fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.
     Fluctuations in the values of synthetic instruments may not correlate perfectly with the instruments they are designed to replicate. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others.
     The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.
     The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
     The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
     The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

About indexes used in this report
The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.
     The MSCI World Health Care Index is an unmanaged index considered representative of health care stocks of developed countries.
     The Lipper VUF Health/ Biotechnology Funds Category Average represents an average of all of the variable insurance underlying funds in the Lipper Health/Biotechnology Funds category.
     The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally classified according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Global Health Care Fund

Schedule of Investments(a)

December 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–96.48%
Biotechnology–20.67%
Amgen Inc.(b)	66,900	$3,672,810

Biogen Idec Inc.(b)	34,464	2,310,811

BioMarin Pharmaceutical, Inc.(b)	124,174	3,344,006

Celgene Corp.(b)	40,563	2,398,896

Genzyme Corp.(b)	52,623	3,746,758

Gilead Sciences, Inc.(b)	156,290	5,663,949

Human Genome Sciences, Inc.(b)	57,275	1,368,300

Incyte Corp.(b)	99,747	1,651,810

Pharmasset, Inc.(b)	25,916	1,125,013

Savient Pharmaceuticals Inc.(b)	66,076	736,087

United Therapeutics Corp.(b)	57,061	3,607,396

Vertex Pharmaceuticals Inc.(b)	42,420	1,485,973

		31,111,809

Drug Retail–5.63%
CVS Caremark Corp.	208,709	7,256,812

Drogasil S.A. (Brazil)	148,860	1,209,661

		8,466,473

Health Care Distributors–1.96%
McKesson Corp.	41,892	2,948,359

Health Care Equipment–9.14%
Baxter International Inc.	69,269	3,506,397

CareFusion Corp.(b)	61,075	1,569,628

Covidien PLC (Ireland)	73,440	3,353,270

Hologic, Inc.(b)	104,356	1,963,980

Wright Medical Group, Inc.(b)	67,893	1,054,378

Zimmer Holdings, Inc.(b)	43,003	2,308,401

		13,756,054

Health Care Facilities–3.77%
Assisted Living Concepts Inc.–Class A(b)	31,460	1,023,394

Rhoen-Klinikum AG (Germany)	133,140	2,932,014

Universal Health Services, Inc.–Class B	39,598	1,719,345

		5,674,753

Health Care Services–8.28%
DaVita, Inc.(b)	51,863	3,603,960

Express Scripts, Inc.(b)	75,836	4,098,936

Medco Health Solutions, Inc.(b)	39,089	2,394,983

Quest Diagnostics Inc.	43,855	2,366,854

		12,464,733

Health Care Supplies–0.97%
Alcon, Inc.	8,960	1,464,064

Health Care Technology–1.99%
Allscripts Healthcare Solutions, Inc.(b)	62,810	1,210,349

Cerner Corp.(b)	18,848	1,785,659

		2,996,008

Life Sciences Tools & Services–9.70%
Gerresheimer AG (Germany)(b)	39,045	1,722,311

Life Technologies Corp.(b)	76,098	4,223,439

Pharmaceutical Product Development, Inc.	78,722	2,136,515

Thermo Fisher Scientific, Inc.(b)	117,612	6,511,001

		14,593,266

Managed Health Care–12.48%
Aetna, Inc.	125,839	3,839,348

AMERIGROUP Corp.(b)	37,537	1,648,625

Amil Participacoes S.A. (Brazil)(d)	142,900	1,531,102

Aveta, Inc.(d)	122,652	735,912

Centene Corp.(b)	33,226	841,947

CIGNA Corp.	40,036	1,467,720

Health Net, Inc.(b)	89,937	2,454,380

UnitedHealth Group Inc.	63,271	2,284,716

WellPoint Inc.(b)	69,819	3,969,908

		18,773,658

Pharmaceuticals–21.89%
Abbott Laboratories	105,877	5,072,567

Allergan, Inc.	21,547	1,479,632

Bayer AG (Germany)	22,993	1,700,140

EastPharma Ltd.–GDR (Turkey)(b)(d)	114,132	97,012

Hikma Pharmaceuticals PLC (United Kingdom)	119,052	1,506,934

Hospira, Inc.(b)	44,422	2,473,861

Ipsen S.A. (France)	32,981	1,008,418

Johnson & Johnson	65,483	4,050,124

Nippon Shinyaku Co., Ltd. (Japan)	115,000	1,645,082

Novartis AG–ADR (Switzerland)(c)	52,410	3,089,570

Pharmstandard–GDR (Russia)(b)(d)	23,450	668,325

Roche Holding AG (Switzerland)	41,608	6,103,754

Shire PLC–ADR (United Kingdom)	32,179	2,329,116

Teva Pharmaceutical Industries Ltd.–ADR (Israel)	33,100	1,725,503

		32,950,038

Total Common Stocks & Other Equity Interests (Cost $132,497,381)		145,199,215

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Health Care Fund

	Shares	Value

Money Market Funds–3.11%
Liquid Assets Portfolio–Institutional Class(e)	2,343,226	$2,343,226

Premier Portfolio–Institutional Class(e)	2,343,226	2,343,226

Total Money Market Funds (Cost $4,686,452)		4,686,452

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.59% (Cost $137,183,833)		149,885,667

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.57%
Liquid Assets Portfolio–Institutional Class (Cost $2,366,265)(e)(f)	2,366,265	2,366,265

TOTAL INVESTMENTS–101.16% (Cost $139,550,098)		152,251,932

OTHER ASSETS LESS LIABILITIES–(1.16)%		(1,747,478)

NET ASSETS–100.00%		$150,504,454

Investment Abbreviations:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2010.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2010 was $3,032,351, which represented 2.01% of the Fund’s Net Assets.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Health Care Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $132,497,381)*	$145,199,215

Investments in affiliated money market funds, at value and cost	7,052,717

Total investments, at value (Cost $139,550,098)	152,251,932

Receivable for:
Fund shares sold	830,878

Dividends	93,094

Foreign currency contracts outstanding	22,680

Investment for trustee deferred compensation and retirement plans	18,175

Total assets	153,216,759

Liabilities:
Payable for:
Fund shares reacquired	46,712

Collateral upon return of securities loaned	2,366,265

Accrued fees to affiliates	207,995

Accrued other operating expenses	46,437

Trustee deferred compensation and retirement plans	44,896

Total liabilities	2,712,305

Net assets applicable to shares outstanding	$150,504,454

Net assets consist of:
Shares of beneficial interest	$159,659,787

Undistributed net investment income (loss)	(41,772)

Undistributed net realized gain (loss)	(21,844,874)

Unrealized appreciation	12,731,313

$150,504,454

Net Assets:
Series I	$124,441,248

Series II	$26,063,206

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	7,447,915

Series II	1,591,262

Series I:
Net asset value per share	$16.71

Series II:
Net asset value per share	$16.38

*	At December 31, 2010, securities with an aggregate value of $2,316,735 were on loan to brokers.
Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $89,745)	$1,443,819

Dividends from affiliated money market funds (includes securities lending income of $11,705)	20,511

Total investment income	1,464,330

Expenses:
Advisory fees	1,176,576

Administrative services fees	436,324

Custodian fees	20,830

Distribution fees — Series II	66,270

Transfer agent fees	45,763

Trustees’ and officers’ fees and benefits	20,414

Other	62,822

Total expenses	1,828,999

Less: Fees waived	(11,733)

Net expenses	1,817,266

Net investment income (loss)	(352,936)

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	6,396,960

Foreign currencies	15,773

Foreign currency contracts	222,937

6,635,670

Change in net unrealized appreciation (depreciation) of:
Investment securities	859,519

Foreign currencies	970

Foreign currency contracts	(188,257)

672,232

Net realized and unrealized gain	7,307,902

Net increase in net assets resulting from operations	$6,954,966

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Health Care Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income (loss)	$(352,936)	$(131,082)

Net realized gain (loss)	6,635,670	(14,305,912)

Change in net unrealized appreciation	672,232	50,968,906

Net increase in net assets resulting from operations	6,954,966	36,531,912

Distributions to shareholders from net investment income:
Series I	—	(447,208)

Series II	—	(30,590)

Total distributions from net investment income	—	(477,798)

Share transactions–net:
Series I	(24,973,014)	(15,173,536)

Series II	(1,847,042)	1,039,283

Net increase (decrease) in net assets resulting from share transactions	(26,820,056)	(14,134,253)

Net increase (decrease) in net assets	(19,865,090)	21,919,861

Net assets:
Beginning of year	170,369,544	148,449,683

End of year (includes undistributed net investment income (loss) of $(41,772) and $(39,364), respectively)	$150,504,454	$170,369,544

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco V.I. Global Health Care Fund, (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as

Invesco V.I. Global Health Care Fund

institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the

Invesco V.I. Global Health Care Fund

financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund may invest a large percentage of assets in securities of a limited number of companies, such that each investment may have a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.
The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the market for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.
J.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Invesco V.I. Global Health Care Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.75%

Next $250 million	0.74%

Next $500 million	0.73%

Next $1.5 billion	0.72%

Next $2.5 billion	0.71%

Next $2.5 billion	0.70%

Next $2.5 billion	0.69%

Over $10 billion	0.68%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2010, the Adviser waived advisory fees of $11,733.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2010, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $386,324 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2010, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs

Invesco V.I. Global Health Care Fund

(Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$150,507,602	$1,744,330	$—	$152,251,932

Foreign Currency Contracts*	—	22,680	—	22,680

Total Investments	$150,507,602	$1,767,010	$—	$152,274,612

*	Unrealized appreciation.

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Currency risk
Foreign currency contracts(a)	$118,224	$(95,544)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the Foreign currency contracts.

Effect of Derivative Instruments for the year ended December 31, 2010

  The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Foreign Currency
Contracts*

Realized Gain
Currency risk	$222,937

Change in Unrealized Appreciation (Depreciation)
Currency risk	(188,257)

Total	$34,680

*	The average value of foreign currency contracts outstanding during the period was $5,995,777.

Invesco V.I. Global Health Care Fund

Open Foreign Currency Contracts at Period End
							Unrealized
Settlement		Contract to					Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)

02/10/11	CitiBank Capital	CHF	2,700,000	USD	2,797,029	$2,892,573	$(95,544)

02/10/11	CitiBank Capital	EUR	2,300,000	USD	3,193,205	3,074,981	118,224

Total foreign currency contracts							$22,680

Currency Abbreviations:
CHF	– Swiss Fran
EUR	– Euro
USD	– U.S. Dollar

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2010, the Fund engaged in securities purchases of $352,186.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $2,859 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$—	$477,798

Tax Components of Net Assets at Period-End:

2010

Net unrealized appreciation — investments	$12,676,656

Net unrealized appreciation — other investments	6,799

Temporary book/tax differences	(41,772)

Capital loss carryforward	(21,797,016)

Shares of beneficial interest	159,659,787

Total net assets	$150,504,454

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Invesco V.I. Global Health Care Fund

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $6,395,734 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$5,840,082

December 31, 2017	15,956,934

Total capital loss carryforward	$21,797,016

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $23,943,429 and $46,773,502, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$22,042,224

Aggregate unrealized (depreciation) of investment securities	(9,365,568)

Net unrealized appreciation of investment securities	$12,676,656

Cost of investments for tax purposes is $139,575,276.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2010, undistributed net investment income (loss) was increased by $350,528, undistributed net realized gain (loss) was decreased by $15,773 and shares of beneficial interest decreased by $334,755. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Year ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Series I	1,324,865	$21,365,905	1,972,429	$27,454,826

Series II	218,080	3,429,179	341,255	4,410,301

Issued as reinvestment of dividends:
Series I	—	—	28,759	447,208

Series II	—	—	2,002	30,590

Reacquired:
Series I	(2,928,835)	(46,338,919)	(3,260,825)	(43,075,570)

Series II	(340,143)	(5,276,221)	(252,057)	(3,401,608)

Net increase (decrease) in share activity	(1,726,033)	$(26,820,056)	(1,168,437)	$(14,134,253)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Global Health Care Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/10	$15.87	$(0.03)	$0.87	$0.84	$—	$—	$—	$16.71	5.29%	$124,441	1.11	%(d)	1.12	%(d)	(0.18	)%(d)	16%
Year ended 12/31/09	12.47	(0.01)	3.46	3.45	(0.05)	—	(0.05)	15.87	27.67	143,648	1.13		1.14		(0.05)		45
Year ended 12/31/08	24.06	0.07 (e)	(7.16)	(7.09)	—	(4.50)	(4.50)	12.47	(28.62)	128,563	1.12		1.13		0.34	(e)	67
Year ended 12/31/07	21.51	(0.01)	2.56	2.55	—	—	—	24.06	11.85	223,448	1.06		1.07		(0.06)		66
Year ended 12/31/06	20.44	(0.04)	1.11	1.07	—	—	—	21.51	5.24	235,509	1.10		1.10		(0.19)		79

Series II
Year ended 12/31/10	15.60	(0.07)	0.85	0.78	—	—	—	16.38	5.00	26,063	1.36	(d)	1.37	(d)	(0.43	)(d)	16
Year ended 12/31/09	12.26	(0.04)	3.40	3.36	(0.02)	—	(0.02)	15.60	27.39	26,722	1.38		1.39		(0.30)		45
Year ended 12/31/08	23.82	0.02 (e)	(7.08)	(7.06)	—	(4.50)	(4.50)	12.26	(28.78)	19,886	1.37		1.38		0.09	(e)	67
Year ended 12/31/07	21.36	(0.07)	2.53	2.46	—	—	—	23.82	11.52	20,817	1.31		1.32		(0.31)		66
Year ended 12/31/06	20.34	(0.09)	1.11	1.02	—	—	—	21.36	5.01	97,646	1.35		1.35		(0.44)		79

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $130,369 and $26,508 for Series I and Series II shares, respectively.
(e)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $5.23 per share owned of All-scripts-Misys Healthcare Solutions, Inc. on October 13, 2008. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.02 and 0.08% and $(0.03) and (0.17)% for Series I and Series II shares, respectively.

Invesco V.I. Global Health Care Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Global Healthcare Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Global Healthcare Fund (formerly known as AIM V.I. Global Healthcare Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco V.I. Global Health Care Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,139.10	$6.04	$1,019.56	$5.70	1.12%

Series II	1,000.00	1,137.50	7.38	1,018.30	6.97	1.37

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Global Health Care Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco V.I. Global Multi-Asset Fund
Annual Report to Shareholders ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VIGMA-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2010, Series I shares of Invesco V.I. Global Multi-Asset Fund, excluding variable product issuer charges, returned 11.80%, outperforming the Fund’s custom style-specific benchmark, which returned 10.20% over the same period. Tactical shifts in favor of equities and third and fourth quarter recoveries in both equity and fixed income markets helped facilitate the outperformance for the reporting period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	11.80%

Series II Shares	11.46

MSCI World Index▼ (Broad Market Index)	11.76

Custom V.I. Global Multi-Asset Fund Index▪ (Style-Specific Index)	10.20

Lipper VUF Global Flexible Portfolio Funds Category Average▼ (Peer Group)	9.45

Lipper VUF Global Core Funds Index▼ (Former Peer Group Index)*	13.12

▼Lipper Inc.;▪Invesco, Lipper Inc.

*During the reporting period, the Fund has elected to use the Lipper VUF Global Flexible Portfolio Funds Category Average as its peer group rather than the Lipper VUF Global Core Funds Index because we believe it more closely reflects the performance of the securities in which the Fund invests. Because this is the first reporting period since we adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.

How we invest
Invesco Global Asset Allocation’s (IGAA) investment process is a quantitative, actively managed three-step investment strategy designed to generate a unique source of excess returns from a macro based, multi-asset investment discipline. This process is implemented through the use of exchange-traded funds (ETFs) that may utilize derivative investments, namely swaps, options, warrants, futures and forward currency contracts.
Step One – Fundamental Research
Fundamental research is used to identify the key drivers of relative performance for asset class, country and other investment decision models. This research includes the following:
■	An analysis of markets to determine the distinctive characteristics of each market relative to its comparison universe.
■	The generation of hypotheses about how various economic events will interact with these characteristics and affect relative performance.

■	Confirmation or revision of hypothesis through empirical research.
Step Two – Quantitative Modeling
Fundamental research from step one is used to create quantitative models focusing on valuation and dynamics.
■	To address valuation, IGAA determines if competing investment alternatives are cheap or expensive relative to their underlying fundamentals. Valuation focuses on the longer term, secular influences on each asset and suggests that there is a mean reverting, long-term or equilibrium relationship between prices and fundamentals.

■	Shorter-term factors, which are largely proxies for the economic environment and investor positioning, reconcile the short-run behavior of asset prices with their long-run behavior and recognizes that these misvaluations may not correct instantaneously.
     The output of the modeling is expressed in the form of probabilities that one asset will outperform another, resulting in a quantitative expression of IGAA’s fundamental investment process in a mathematical-based approach.
Step Three – Portfolio Strategy
IGAA directly maps the probabilities to express the relative attractiveness of any investment decision within the Fund’s specified allocation ranges. Ranges around target allocations for each decision are determined through IGAA’s proprietary allocation budgeting process that is based on the number of available decisions, the amount of expected aggregate portfolio outperformance and the risk characteristics of each available decision. Generally speaking, riskier asset decisions will have smaller ranges, while less risky, low correlation asset decisions will tend to have larger ranges.

Market conditions and your Fund
The first quarter of 2010 was characterized by a healthy recovery in global equities from the 2008-2009 financial crises. Hopes for a relatively rapid, sustained recovery were fueled by record amounts of monetary and fiscal stimulus and an exceptionally low interest rate policy. Not surprising, cyclical assets, such as equities, enjoyed significant price advances during that period driven by anticipation that improving economic conditions would boost earnings growth.
     At the onset of the second quarter of 2010, Chinese officials began to tighten monetary policy in response to fears about inflation, creating concerns about the pace of growth for the Chinese economy and its impact on demand for commodities. Furthermore, concerns

Portfolio Composition
% of Total Net Assets as of December 31, 2010

Investment Grade Fixed Income	22.57%

Domestic Equity Large Cap	11.86

Emerging Markets Fixed Income	9.63

Foreign Equity Small-Mid Cap	9.05

Japanese Equity	9.34

European Equity	8.37

Asia ex-Japan Equity	7.45

Domestic Equity Small-Mid Cap	8.32

High Yield Fixed Income	5.87

Emerging Markets Equity	6.38

Money Market Funds Plus
Other Assets Less Liabilities	1.16

Total Net Assets	$67.2 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Invesco V.I. Global Multi-Asset Fund

about a double-dip recession in the U.S. and fiscal concerns in the peripheral economies of Europe, such as Greece, Ireland, Portugal and Spain, ignited fears of a renewed global economic slowdown. These developments led to a flight to safety approach among global investors driving government bond yields of the world’s largest industrial countries to multi-decade lows.
     During the first half of the reporting period, the strategy remained defensive in the wake of heightened financial market volatility and economic uncertainty. This was reflected in an overweight in government bonds and an underweight in global equities.
     The third quarter witnessed the rare event of increases in virtually all asset prices. Two events and related policy responses drove returns: the peripheral European debt crisis and the marked slowdown in the U.S. In the case of Europe, the creation of a facility to support the troubled economies removed the worst of the uncertainty. Riskier assets such as equities rose in response. In the U.S., the Federal Reserve set expectations for a second round of quantitative easing. Government bonds benefited from both the economic events and the U.S. policy response, resulting in yields across the curve hovering at or near multi-decade lows. The policy response also proved to be a boon for equities which rebounded strongly in the second half of the quarter. Commodities also had a very eventful quarter, with all of the major complexes posting positive returns. A tactical overweight in equities and an underweight in long-term government fixed income securities helped boost the Fund’s performance.
     Global equity markets resumed their advance in the fourth quarter. Equities were supported by very loose monetary conditions and the belief that the world’s seven largest industrial (G7) economies had recovered from the soft patch that we had seen during the summer months. For the emerging markets, the economic landscape was even brighter, with rising asset values, strengthening business activity and even a hint of inflationary pressures. The recent rise in government bond yields has taken valuation much closer to our estimate for fair value. The various commodity complexes all enjoyed price advances during the quarter, propelled by tightening supply-demand balances and good economic prospects among the commodity-intensive emerging markets.
     The Fund’s active position favoring equities, particularly the European and emerging markets sleeves, helped reap benefits from the equity rally at the end the reporting period. As a result, performance was favorable on an absolute and relative basis, excluding variable product issuer charges.
     Finally, we thank you for your continued commitment to Invesco V.I. Global Multi-Asset Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Global Multi-Asset Fund. Mr. Ahnrud joined Invesco in 2000. He began his investment career in 1985. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. from the Fuqua School of Business at Duke University.
Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Global Multi-Asset Fund. Mr. Devine joined Invesco in 2003. He began his investment career in 1996. Mr. Devine earned a B.A. in economics from Wake Forest University and an M.B.A. from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Global Multi-Asset Fund. Mr. Hixon joined Invesco in 1997. He began his investment career in 1992. Mr. Hixon earned a B.B.A. in finance from Georgia Southern University and an M.B.A. in finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Global Multi-Asset Fund. Mr. Ulrich joined Invesco in 2000. He began his investment career in 1987. Mr. Ulrich graduated from the KV Zurich Business School in Zurich, Switzerland.
Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Global Multi-Asset Fund. Mr. Wolle joined Invesco in 1999. He began his investment career in 1991. Mr. Wolle earned a B.S. in finance from Virginia Polytechnic Institute and State University and an M.B.A. from the Fuqua School of Business at Duke University.

Invesco V.I. Global Multi-Asset Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund data from 10/24/08, Index data from 10/31/08
Past performance cannot guarantee comparable future results.
     During the reporting period, the Fund has elected to use the Lipper VUF Global Flexible Portfolio Funds Category Average as its peer group rather than the Lipper VUF Global Core Funds Index because we believe it more closely reflects the performance of the securities in which the Fund invests. Because this is the first reporting period since we adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.

Average Annual Total Returns
As of 12/31/10

Series I Shares
Inception (10/24/08)	23.31%

1 Year	11.80

Series II Shares

Inception (10/24/08)	22.92%

1 Year	11.46
The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.74% and 0.99%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 2.37% and 2.62%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Global Multi-Asset Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2012. See current prospectus for more information.

2	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.64%.

Invesco V.I. Global Multi-Asset Fund

Invesco V.I. Global Multi-Asset Fund’s investment objective is to provide total return consistent with a moderate level of risk relative to the broad stock market.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.
     An investment by the Fund in underlying exchange-traded funds (ETFs) generally presents the same primary risks as an investment in a mutual fund. In addition, underlying ETFs may be subject to the following: (1) a discount of the underlying ETF shares price to its net asset value; (2) failure to develop an active trading market for the underlying ETF shares; (3) the listing exchange halting trading of the ETF shares; (4) failure of the ETF shares to track the referenced index; and (5) holding troubled securities in the referenced index. ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which the Fund may invest are leveraged. The more a Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.
     The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it were diversified fund.
     The Fund may invest in commodity-linked derivative instruments, exchange-traded notes (ETNs) and exchange traded funds that may subject it to greater volatility. The Fund’s concentration of its assets in a particular sector of the commodities markets may make it more susceptible to risks associated with those sectors. ETNs may pose risks associated with leverage, may be relatively illiquid, and may not be able to track the applicable market benchmark or strategy accurately.
     The prices of and the income generated by the Fund, the underlying ETFs, and any other underlying funds may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
     The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
     An underlying fund’s foreign investments will be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. An underlying fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.
     Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
     Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair an underlying fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.
     An underlying fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.
     Certain of the underlying funds may invest in mortgage and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Securities may be prepaid at a price less than the original purchase value.
     Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
     The investment techniques and risk analysis used by the Fund’s or the underlying fund’s portfolio managers may not produce the desired results.
     Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
     Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments and lack of timely information than those in developed countries.
     Certain underlying funds may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
     An issuer’s ability to prepay principal on a loan or debt security prior to maturity can limit an underlying fund’s potential gains. Prepayments may require an underlying fund to replace the loan or debt security with a lower yielding security, adversely affecting an underlying fund’s yield.

Invesco V.I. Global Multi-Asset Fund

About indexes used in this report
The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.
     The Custom V.I. Global Multi-Asset Fund Index, created by Invesco to serve as a benchmark for Invesco V.I. Global Multi-Asset Fund, is composed of the following indexes: MSCI World Index (54%) and Barclays Capital U.S. Universal Index (46%).
     The Barclays Capital U.S. Universal Index is an unmanaged index considered representative of the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.
     The Lipper VUF Global Core Funds Index is an unmanaged index considered representative of global core variable insurance underlying funds tracked by Lipper.
     The Lipper VUF Global Flexible Portfolio Funds Category Average is an average of all the variable insurance underlying funds tracked by the Lipper Global Flexible Portfolio Funds category.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Global Multi-Asset Fund

Schedule of Investments

December 31, 2010

Schedule of Investments in Affiliated Issuers–99.70%(a)

					Change in
	% of				Unrealized
	Net	Value	Purchases	Proceeds	Appreciation	Realized	Dividend	Shares	Value
	Assets	12/31/09	at Cost	from Sales	(Depreciation)	Gain (Loss)	Income	12/31/10	12/31/10

Domestic Equity ETFs–29.23%
iShares MSCI EAFE Small Cap Index Fund(b)	9.05%	$—	$8,069,418	$(2,366,648)	$627,581	$(248,523)	$155,658	144,085	$6,081,828

PowerShares FTSE RAFI US 1000 Portfolio	11.86%	5,362,923	5,730,477	(3,999,066)	1,008,479	(132,456)	93,809	142,455	7,970,357

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	8.32%	3,507,833	3,891,499	(2,857,456)	774,965	274,241	34,379	86,670	5,591,082

Total Domestic Equity ETFs		8,870,756	17,691,394	(9,223,170)	2,411,025	(106,738)	283,846	373,210	19,643,267

Fixed-Income ETFs–38.07%
iShares Barclays 20+ Year Treasury Bond Fund(b)	22.57%	—	30,762,363	(16,031,013)	126,317	304,124	392,774	161,090	15,161,791

PowerShares 1-30 Laddered Treasury Portfolio	—%	10,598,640	3,867,178	(14,559,010)	340,565	(247,373)	166,375	—	—

PowerShares Emerging Markets Sovereign Debt Portfolio	9.63%	4,617,101	4,272,268	(2,629,656)	240,227	(28,198)	359,331	242,660	6,471,742

PowerShares Fundamental High Yield Corporate Bond Portfolio	5.87%	3,273,858	2,139,561	(1,463,368)	33,680	(42,686)	283,950	216,660	3,941,045

Total Fixed-Income ETFs		18,489,599	41,041,370	(34,683,047)	740,789	(14,133)	1,202,430	620,410	25,574,578

Foreign Equity ETFs–31.54%
iShares MSCI Japan Index Fund(b)	9.34%	3,690,486	4,737,421	(2,658,633)	642,066	(135,417)	65,796	575,245	6,275,923

iShares MSCI Pacific ex-Japan Index Fund(b)	7.45%	—	7,044,159	(2,328,003)	494,162	(207,183)	147,345	106,495	5,003,135

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	—%	3,590,795	1,149,328	(4,838,534)	(605,007)	703,418	12,566	—	—

PowerShares FTSE RAFI Developed Markets ex-US Small-Mid Portfolio	—%	4,108,289	1,488,183	(5,797,381)	(457,065)	657,974	4,562	—	—

PowerShares FTSE RAFI Emerging Markets Portfolio	6.38%	3,262,704	3,001,988	(2,265,240)	406,226	(118,722)	41,554	166,290	4,286,956

PowerShares FTSE RAFI Europe Portfolio	—%	3,618,122	2,089,801	(5,406,507)	(508,290)	206,874	1,709	—	—

Vanguard European ETF(b)	8.37%	—	7,160,149	(1,655,734)	250,234	(133,598)	248,402	114,505	5,621,051

Total Foreign Equity ETFs		18,270,396	26,671,029	(24,950,032)	222,326	973,346	521,934	962,535	21,187,065

Money Market Fund–0.86%
Liquid Assets Portfolio–Institutional Class	0.43%	1,183,493	14,140,278	(15,034,564)	—	—	734	289,207	289,207

Premier Portfolio–Institutional Class	0.43%	1,183,493	14,140,278	(15,034,564)	—	—	343	289,207	289,207

Total Money Market Funds		2,366,986	28,280,556	(30,069,128)	—	—	1,077	578,414	578,414

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $59,942,837)	99.70%	$47,997,737	$113,684,349	$(98,925,377)	$3,374,140	$852,475	$2,009,287		$66,983,324

OTHER ASSETS LESS LIABILITIES	0.30%								200,921

NET ASSETS	100.00%								$67,184,245

Investment Abbreviations:

ETF	– Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Unless otherwise indicated, each exchange-traded fund or mutual fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Non-affiliate of the Fund or its investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Multi-Asset Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments — non affiliates at value (Cost $35,969,000)	$38,143,727

Investments — affiliates, at value (Cost $23,973,837)	28,839,597

Total investments, at value (Cost $59,942,837)	66,983,324

Cash	949,044

Receivable for:
Fund shares sold	40,343

Dividends from affiliates	51,701

Investment for trustee deferred compensation and retirement plans	4,871

Total assets	68,029,283

Liabilities:
Payable for:
Investments purchased — non affiliates	350,140

Investments purchased — affiliates	334,249

Fund shares reacquired	736

Accrued fees to affiliates	126,975

Accrued other operating expenses	27,516

Trustee deferred compensation and retirement plans	5,422

Total liabilities	845,038

Net assets applicable to shares outstanding	$67,184,245

Net assets consist of:
Shares of beneficial interest	$57,685,808

Undistributed net investment income	1,797,587

Undistributed net realized gain	660,363

Unrealized appreciation	7,040,487

$67,184,245

Net Assets:
Series I	$1,822,089

Series II	$65,362,156

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	119,511

Series II	4,307,980

Series I:
Net asset value per share	$15.25

Series II:
Net asset value per share	$15.17

Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends — non affiliates	$1,009,976

Dividends — affiliates	999,311

Total investment income	2,009,287

Expenses:
Advisory fees	378,815

Administrative services fees	192,391

Custodian fees	7,840

Distribution fees — Series II	138,368

Transfer agent fees	3,288

Trustees’ and officers’ fees and benefits	17,351

Other	42,320

Total expenses	780,373

Less: Fees waived and expenses reimbursed	(572,568)

Net expenses	207,805

Net investment income	1,801,482

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities — non affiliates	(420,597)

Investment securities — affiliates	1,273,072

852,475

Change in net unrealized appreciation of:
Investment securities — non affiliates	2,140,360

Investment securities — affiliates	1,233,780

3,374,140

Net realized and unrealized gain	4,226,615

Net increase in net assets resulting from operations	$6,028,097

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Multi-Asset Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$1,801,482	$656,894

Net realized gain (loss)	852,475	(107,864)

Change in net unrealized appreciation	3,374,140	3,623,261

Net increase in net assets resulting from operations	6,028,097	4,172,291

Distributions to shareholders from net investment income:
Series I	(6,186)	(10,312)

Series II	(208,969)	(452,703)

Total distributions from net investment income	(215,155)	(463,015)

Distributions to shareholders from net realized gains:
Series I	—	(1,782)

Series II	—	(84,532)

Total distributions from net realized gains	—	(86,314)

Share transactions–net:
Series I	765,046	690,765

Series II	13,745,662	42,009,701

Net increase in net assets resulting from share transactions	14,510,708	42,700,466

Net increase in net assets	20,323,650	46,323,428

Net assets:
Beginning of year	46,860,595	537,167

End of year (includes undistributed net investment income of $1,797,587 and $211,260, respectively)	$67,184,245	$46,860,595

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco V.I. Global Multi-Asset Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is to provide total return consistent with a moderate level of risk relative to the broad stock market. The Fund primarily invests in exchange-traded funds (“underlying funds”) advised by Invesco PowerShares Capital Management LLC (“Invesco PowerShares”). The Fund may also invest in affiliated mutual funds advised by Invesco Advisers, Inc. (the Adviser or Invesco); in unaffiliated mutual funds and exchange-traded funds and in other securities. Invesco and Invesco PowerShares (collectively the “Advisers”) are affiliates of each other as they are indirect wholly owned subsidiaries of Invesco Ltd. (“Invesco”). Invesco may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and the affiliated underlying funds are available upon request.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate,

Invesco V.I. Global Multi-Asset Fund

maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. Interest income is recorded on the accrual basis from settlement date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Invesco V.I. Global Multi-Asset Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
E.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.67%

Next $250 million	0.655%

Next $500 million	0.64%

Next $1.5 billion	0.625%

Next $2.5 billion	0.61%

Next $2.5 billion	0.595%

Next $2.5 billion	0.58%

Over $10 billion	0.565%

  Under the terms of master intergroup sub-advisory contracts between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective April 30, 2010, the Adviser has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and /or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.10% and Series II shares to 0.35% of average daily net assets. Prior to April 30, 2010, the Adviser had contractually agreed to limit total amount fund operating expense of Series I to 0.18% and Series II shares to 0.43% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Funds have incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2010, the Adviser waived advisory fees of $378,815 and reimbursed Fund expenses of $193,753.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $142,391 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

Invesco V.I. Global Multi-Asset Fund

  The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2010, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$66,983,324	$—	$—	$66,983,324

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $2,607 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$215,155	$549,329

Invesco V.I. Global Multi-Asset Fund

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$1,820,342

Undistributed long-term gain	1,179,944

Net unrealized appreciation — investments	6,503,134

Temporary book/tax differences	(4,983)

Shares of beneficial interest	57,685,808

Total net assets	$67,184,245

  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  The Fund does not have a capital loss carryforward at period-end.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $85,403,793 and $68,856,249, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$6,503,134

Aggregate unrealized (depreciation) of investment securities	—

Net unrealized appreciation of investment securities	$6,503,134

Cost of investments for tax purposes is $60,480,190.

NOTE 8—Share Information

	Summary of Share Activity

	Year ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Series I	79,955	$1,122,636	56,401	$738,272

Series II	1,992,979	28,209,893	3,459,519	43,759,281

Issued as reinvestment of dividends:
Series I	425	6,186	880	12,094

Series II	14,431	208,969	39,214	537,235

Reacquired:
Series I	(26,493)	(363,776)	(4,381)	(59,601)

Series II	(1,065,700)	(14,673,200)	(168,256)	(2,286,815)

Net increase in share activity	995,597	$14,510,708	3,383,377	$42,700,466

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 93% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Global Multi-Asset Fund

NOTE 9—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	return(b)	(000s omitted)	absorbed(c)		absorbed		net assets		turnover(d)

Series I
Year ended 12/31/10	$13.69	$0.49	$1.13	$1.62	$(0.06)	$—	$(0.06)	$15.25	11.88%	$1,822	0.13	%(e)	1.14	%(e)	3.42	%(e)	124%
Year ended 12/31/09	11.09	0.53	2.27	2.80	(0.17)	(0.03)	(0.20)	13.69	25.19	899	0.22		1.78		4.03		32
Year ended 12/31/08(f)	10.00	0.11	1.17	1.28	(0.19)	—	(0.19)	11.09	12.88	141	0.17	(g)	79.26	(g)	5.72	(g)	6

Series II
Year ended 12/31/10	13.65	0.45	1.12	1.57	(0.05)	—	(0.05)	15.17	11.54	65,362	0.38	(e)	1.39	(e)	3.17	(e)	124
Year ended 12/31/09	11.07	0.49	2.27	2.76	(0.15)	(0.03)	(0.18)	13.65	24.95	45,962	0.47		2.03		3.78		32
Year ended 12/31/08(f)	10.00	0.11	1.15	1.26	(0.19)	—	(0.19)	11.07	12.66	396	0.42	(g)	79.51	(g)	5.47	(g)	6

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Estimated acquired fund fees from underlying fund is 0.64%.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $1,193 and $55,347 for Series I and Series II shares, respectively.
(f)	Commencement date of October 24, 2008.
(g)	Annualized.

NOTE 10—Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to the Invesco V.I. Balanced-Risk Allocation Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

Invesco V.I. Global Multi-Asset Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Global Multi-Asset Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Global Multi-Asset Fund (formerly known as AIM V.I. PowerShares ETF Allocation Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco V.I. Global Multi-Asset Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,132.90	$0.54	$1,024.70	$0.51	0.10%

Series II	1,000.00	1,131.20	1.88	1,023.44	1.79	0.35

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Global Multi-Asset Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Corporate Dividends Received Deduction*	7.08%
U.S. Treasury Obligations*	8.28%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Global Multi-Asset Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco V.I. Global Real Estate Fund
Annual Report to Shareholders ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VIGRE-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
Returns from listed real estate were generally positive during the calendar year ended December 31, 2010, reflecting a positive sentiment toward asset classes and equity sectors capable of delivering attractive yields. As a result, Invesco V.I. Global Real Estate Fund delivered positive returns over the period and outperformed the Fund’s broad market index, the MSCI World Index, by a wide margin. The Fund’s underperformance relative to its style-specific benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index, was primarily the result of security selection within U.S. REITs.
     The Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	17.51%

Series II Shares	17.24

MSCI World Index▼ (Broad Market Index)	11.76

FTSE EPRA/NAREIT Developed Real Estate Index■ (Style-Specific Index)	20.40

Lipper VUF Real Estate Funds Category Average▼ (Peer Group)	23.62

▼Lipper Inc.; ■Invesco, Bloomberg L.P.

How we invest
Your Fund primarily holds real estate investment trusts (REITs) and other property-related securities from the U.S. and abroad whose value is driven by tangible assets. Our goal is to create a global Fund focused on total return that will perform at or above index levels with comparable levels of risk. Our investment strategy focuses on identifying U.S. and non-U.S. property types we believe will benefit from long-term sector trends. We use a fundamentals-driven investment process, including property market cycle analysis, property evaluation and management and structure review to identify securities with:
■	Quality underlying properties.

■	Solid management teams and flexible balance sheets.

■	Attractive valuations relative to peer investment alternatives.
     We attempt to manage risk by diversifying property types and geographic locations, as well as limiting the size of any one holding.
     We consider selling a holding when:
■	Relative valuation falls below desired levels.

■	Risk/return relationships change significantly.

■	Company fundamentals (property type, geography or management) change.

■	A more attractive investment opportunity is identified.

Market conditions and your Fund
Equity markets fluctuated during 2010 as investors weighed the competing issues of solid corporate profits and soft macroeconomic data. Corporate earnings were largely positive, but often overshadowed by concerns about high unemployment, a lack of consumer spending, soft housing data and the possibility of additional U.S. Federal Reserve (the Fed) accommodation. After rising through April, major equity indexes sold off precipitously in May as the sovereign debt crisis unfolded in the eurozone. Meanwhile U.S. economic indicators remained weak, prompting concerns of a “double-dip” recession. Uncertainty created by the debt crisis combined with subdued employment, consumer spending and housing data added to concerns that the recovery was slowing to a sub-normal growth rate. Just as abruptly, however, the markets reversed course and rallied in September and October on modestly better economic news, ending the year with double-digit gains.
     The major equity indexes had positive returns for the calendar year, and all 10 sectors within the S&P 500 Index posted gains. More economically sensitive sectors such as consumer discretionary, industrials and materials had the highest returns, while the less economically sensitive sectors such as health care had some of the lowest returns.
     Given this environment, global real estate securities, as measured by the FTSE EPRA/NAREIT Developed Real Estate Index, and the Fund produced gains for the year and outperformed the broad market, as measured by the MSCI World Index. The Fund, however, underperformed its style specific benchmark for the year ended December 31, 2010. In addition to security selection in U.S. REITs, security selection and underweight positions in real estate securities in Sweden and Germany also negatively affected the Fund’s relative performance. Conversely, the Fund benefited from security selection in real estate securities in Singapore and the Netherlands. Market allocation to Australian Listed Property Trusts (LPT) was also a relative contributor during the year.
     Top contributors during the year included Simon Property Group and Equity Residential. Recent equity offerings and debt refinancing by Simon Property Group, a REIT, which offered an attractive portfolio of top-tier U.S.

Portfolio Composition
By country

United States	39.8%

Hong Kong	15.3

Japan	12.0

Australia	8.7

United Kingdom	5.5

Singapore	4.3

France	3.9

Canada	2.7

Netherlands	2.1

Countries Each Less

Than 2.0% of Portfolio	4.3

Other Assets Less Liabilities	1.4

Top 10 Equity Holdings

1.	Sun Hung Kai Properties Ltd.	4.7%

2.	Simon Property Group, Inc.	4.3

3.	Mitsubishi Estate Co. Ltd.	3.0

4.	Mitsui Fudosan Co., Ltd.	2.9

5.	Host Hotels & Resorts, Inc.	2.2

6.	Westfield Group	2.2

7.	Hongkong Land Holdings Ltd.	2.0

8.	Unibail-Rodamco S.E.	2.0

9.	Kimco Realty Corp.	2.0

10.	Vornado Realty Trust	1.9

Total Net Assets	$165.5 million

Total Number of Holdings	115
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Invesco V.I. Global Real Estate Fund

regional malls, covered near-term debt maturities and provided necessary capital for future acquisition opportunities. Equity Residential is the largest public multifamily REIT. The multifamily sector is benefitting from a strong fundamental environment, such as demographic trends, low supply and a declining homeownership rate. These unique conditions have resulted in high occupancy rates and the expectation of attractive rental growth.
     Top detractors from the Fund’s performance included Henderson Land Development and Unite Group, two property development companies which experienced lackluster performance following strong returns in 2009. Henderson Land Development focuses on high-quality residential and commercial property development in Hong Kong and throughout mainland China. Unite Group, on the other hand, focuses on student residential accommodations in the U.K.
     At the end of 2010 and relative to our style-specific benchmark, we were modestly overweight in Japan, Hong Kong/China and the Netherlands. Conversely, we were underweight in the U.S., Singapore and Canada. Additionally, the Fund had no exposure to Germany and Belgium, while the index held modest exposure to these countries.
     We generally maintained our bias toward companies with higher quality assets and tenant rosters and flexible balance sheets with longer-term debt maturities. As a result of improvements in economic growth, we sought to add positions in companies capable of delivering higher cash flow growth. We continued to maintain a well-diversified portfolio across all property types and global economic regions, based on a combination of relative fundamentals and stock valuations.
     We thank you for your continued investment in Invesco V.I. Global Real Estate Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Joe Rodriguez, Jr.
Portfolio manager, is lead manager of Invesco V.I. Global Real Estate Fund. He is head of real estate securities for Invesco Real Estate, where he oversees all phases of the unit, including securities research and administration. Mr. Rodriguez began his investment career in 1983 and joined Invesco in 1990. He earned his B.B.A. in economics and finance and his M.B.A. in finance from Baylor University.
Mark Blackburn
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Global Real Estate Fund. He joined Invesco in 1998. Mr. Blackburn earned a B.S. in accounting from Louisiana State University and an M.B.A. from Southern Methodist University. He is a Certified Public Accountant.
James Cowen
Portfolio manager, is manager of Invesco V.I. Global Real Estate Fund. Mr. Cowen has worked in the real estate industry since 1997 and joined Invesco in 2001. He earned a Master of Town and Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.
Paul Curbo
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Global Real Estate Fund. He joined Invesco in 1998. Mr. Curbo earned a B.B.A. in finance from The University of Texas at Dallas.
James Trowbridge
Portfolio manager, is manager of Invesco V.I. Global Real Estate Fund. He joined Invesco in 1989. Mr. Trowbridge earned his B.A. in finance from Indiana University.
Darin Turner
Portfolio manager, is manager of Invesco V.I. Global Real Estate Fund. He joined Invesco in 2005. Mr. Turner earned a B.B.A. in finance from The University of Texas at Arlington and an M.B.A. specializing in investments from Southern Methodist University.
Ping Ying Wang
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Global Real Estate Fund. She joined Invesco in 1996. She earned a B.S. in international finance from the People’s University of China and a Ph.D. in finance from The University of Texas at Dallas.

Invesco V.I. Global Real Estate Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Fund and index data from 3/31/98

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or
100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception (3/31/98)		8.59%

10	Years	10.17

5	Years	2.88

1	Year	17.51

Series II Shares

10	Years	9.91%

5	Years	2.64

1	Year	17.24
Series II shares incepted on April 30, 2004. Performance shown prior to that date is that of Series I shares, restated to reflect the higher 12b-1 fees applicable to Series II. Series I performance reflects any applicable fee waivers or expense reimbursements. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.26% and 1.45%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.26% and 1.51%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Global Real Estate Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2012. See current prospectus for more information.

Invesco V.I. Global Real Estate Fund

Invesco V.I. Global Real Estate Fund’s investment objective is total return through growth of capital and current income.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
An investment by an underlying fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, ETFs may be subject to the following: (1) a discount of the ETF’s shares to its net asset value; (2) failure to develop an active trading market for the ETF’s shares; (3) the listing exchange halting trading of the ETF’s shares; (4) failure of the ETF’s shares to track the referenced index; and (5) holding troubled securities in the referenced index. ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which the Fund may invest are leveraged. The more a Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.
     The Fund’s foreign investments will be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings.
     Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
     The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.
     Short sales may cause the Fund to repurchase a security at a higher price, causing a loss. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
     The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
     Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
     To the extent, the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to the Fund if conditions adversely affect that sector or industry.
     The Fund may invest a large percentage of its assets in a limited number of securities, which could negatively affect the value of the Fund.
     The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
     The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

About indexes used in this report
The MSCI World Index is an unmanaged index considered representative of stocks of developed countries.
     The FTSE EPRA/NAREIT Developed Real Estate Index is an unmanaged index considered representative of global real estate companies and REITs.
     The Lipper VUF Real Estate Funds Category Average represents an average of all of the variable insurance underlying funds in the Lipper Real Estate Funds category.
     The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Global Real Estate Fund

Schedule of Investments

December 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–98.62%
Australia–8.72%
CFS Retail Property Trust	1,120,743	$2,015,706

Charter Hall Retail REIT	128,802	386,091

Dexus Property Group	1,316,697	1,069,698

Goodman Group	3,690,269	2,451,206

ING Office Fund	1,426,940	809,295

Stockland	855,829	3,148,458

Westfield Group	367,060	3,593,445

Westfield Retail Trust(a)	367,060	964,003

		14,437,902

Austria–0.34%
Conwert Immobilien Invest S.E.	39,207	563,817

Brazil–0.25%
BR Properties S.A.(b)	8,800	96,195

Multiplan Empreendimentos Imobiliarios S.A.	14,500	322,067

		418,262

Canada–2.70%
Chartwell Senior Housing REIT	94,100	771,822

Cominar REIT	35,400	739,378

Morguard REIT	33,200	489,694

Primaris Retail REIT	60,600	1,187,330

RioCan REIT	58,000	1,279,455

		4,467,679

China–1.67%
Agile Property Holdings Ltd.	916,000	1,348,168

KWG Property Holding Ltd.	642,500	488,605

Shimao Property Holdings Ltd.	609,500	920,586

		2,757,359

Finland–0.45%
Sponda Oyj	144,658	750,478

France–3.88%
Fonciere des Regions	8,553	828,746

Klepierre	27,379	989,390

Mercialys	14,490	544,788

Societe Immobiliere de Location pour I’Industrie et le Commerce	6,343	785,955

Unibail-Rodamco S.E.(a)	16,515	3,273,582

		6,422,461

Hong Kong–15.34%
China Overseas Land & Investment Ltd.	1,096,301	2,028,202

Hang Lung Properties Ltd.	459,000	2,146,543

Henderson Land Development Co. Ltd.	86,000	586,404

Hongkong Land Holdings Ltd.	458,000	3,322,679

Hysan Development Co. Ltd.	273,000	1,285,483

Kerry Properties Ltd.	246,900	1,286,467

Link REIT (The)	531,000	1,649,811

New World Development Co., Ltd.	392,000	734,657

Sino Land Co. Ltd.	964,000	1,803,283

Sun Hung Kai Properties Ltd.	470,000	7,790,790

Wharf (Holdings) Ltd. (The)	357,000	2,746,578

		25,380,897

Italy–0.22%
Beni Stabili S.p.A.	440,998	373,254

Japan–11.96%
Advance Resident Investment	331	740,808

AEON Mall Co., Ltd.	26,200	703,139

Japan Prime Realty Investment Corp.	281	864,828

Japan Real Estate Investment Corp.	169	1,751,791

Japan Retail Fund Investment Corp.	320	613,369

Kenedix Realty Investment Corp.	173	812,502

Mitsubishi Estate Co. Ltd.	265,000	4,913,086

Mitsui Fudosan Co., Ltd.	239,000	4,763,523

Nippon Building Fund Inc.	123	1,261,344

NTT Urban Development Corp.	656	646,067

ORIX JREIT Inc.	54	351,003

Sumitomo Realty & Development Co., Ltd.	99,000	2,363,179

		19,784,639

Malta–0.00%
BGP Holdings PLC(a)	3,053,090	0

Netherlands–2.15%
Corio N.V.	27,967	1,797,751

Eurocommercial Properties N.V.	13,600	626,992

Wereldhave N.V.	11,590	1,133,193

		3,557,936

Singapore–4.34%
CapitaCommercial Trust	589,000	689,418

Capitaland Ltd.	796,000	2,310,815

CapitaMall Trust	629,550	956,912

Global Logistic Properties Ltd.(a)	423,000	712,199

Keppel Land Ltd.	396,000	1,481,643

Suntec REIT	879,000	1,027,750

		7,178,737

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

	Shares	Value

Sweden–0.65%
Castellum A.B.	77,809	$1,067,544

Switzerland–0.70%
Swiss Prime Site AG(a)	15,465	1,155,031

United Kingdom–5.47%
Big Yellow Group PLC	113,384	619,705

British Land Co. PLC	197,369	1,616,388

Derwent London PLC	44,387	1,080,756

Great Portland Estates PLC	66,722	375,495

Hammerson PLC	183,340	1,194,117

Hansteen Holdings PLC	270,365	343,698

Land Securities Group PLC	199,593	2,100,510

Segro PLC	147,333	658,176

Shaftesbury PLC	87,262	609,778

Unite Group PLC(a)	148,489	449,561

		9,048,184

United States–39.78%
Acadia Realty Trust	40,341	735,820

Alexandria Real Estate Equities, Inc.	20,100	1,472,526

AvalonBay Communities, Inc.	11,642	1,310,307

BioMed Realty Trust, Inc.	57,160	1,066,034

Boston Properties, Inc.	21,400	1,842,540

Brookfield Properties Corp.	77,299	1,361,045

Camden Property Trust	47,082	2,541,486

CBL & Associates Properties, Inc.	47,294	827,645

Corporate Office Properties Trust	14,416	503,839

DCT Industrial Trust Inc.	67,600	358,956

Developers Diversified Realty Corp.	16,986	239,333

DiamondRock Hospitality Co.(a)	69,700	836,400

Digital Realty Trust, Inc.	44,441	2,290,489

Duke Realty Corp.	8,398	104,639

Equity Residential	36,177	1,879,395

Essex Property Trust, Inc.	20,100	2,295,822

Health Care REIT, Inc.	61,167	2,913,996

Hersha Hospitality Trust	58,800	388,080

Highwoods Properties, Inc.	43,000	1,369,550

Home Properties, Inc.	18,100	1,004,369

Host Hotels & Resorts Inc.	207,559	3,709,079

Kilroy Realty Corp.	21,600	787,752

Kimco Realty Corp.	179,000	3,229,160

LaSalle Hotel Properties	24,300	641,520

Liberty Property Trust	54,086	1,726,425

Macerich Co. (The)	50,751	2,404,075

Marriott International Inc.–Class A	16,914	702,608

Mid-America Apartment Communities, Inc.	10,400	660,296

National Retail Properties Inc.	38,800	1,028,200

Nationwide Health Properties, Inc.	42,271	1,537,819

OMEGA Healthcare Investors, Inc.	13,872	311,288

Piedmont Office Realty Trust Inc.–Class A(a)	37,000	745,180

ProLogis	218,314	3,152,454

Regency Centers Corp.	56,500	2,386,560

Retail Opportunity Investments Corp.	30,176	299,044

Senior Housing Properties Trust	75,288	1,651,819

Simon Property Group, Inc.	70,903	7,054,139

SL Green Realty Corp.	24,008	1,620,780

Sovran Self Storage, Inc.	17,500	644,175

Starwood Hotels & Resorts Worldwide, Inc.	9,015	547,932

UDR, Inc.	51,900	1,220,688

Ventas, Inc.	5,700	299,136

Vornado Realty Trust	38,326	3,193,706

Washington Real Estate Investment Trust	30,200	935,898

		65,832,004

TOTAL INVESTMENTS–98.62% (Cost $128,962,081)		163,196,184

OTHER ASSETS LESS LIABILITIES–1.38%		2,279,912

NET ASSETS–100.00%		$165,476,096

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2010 represented 0.06% of the Fund’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $128,962,081)	$163,196,184

Foreign currencies, at value (Cost $1,605,123)	1,596,853

Receivable for:
Investments sold	309,989

Fund shares sold	279,162

Dividends	642,051

Investment for trustee deferred compensation and retirement plans	12,946

Total assets	166,037,185

Liabilities:
Payable for:
Investments purchased	171,212

Fund shares reacquired	66,961

Amount due custodian	23,457

Accrued fees to affiliates	203,416

Accrued other operating expenses	72,016

Trustee deferred compensation and retirement plans	24,027

Total liabilities	561,089

Net assets applicable to shares outstanding	$165,476,096

Net assets consist of:
Shares of beneficial interest	$173,949,870

Undistributed net investment income	1,843,563

Undistributed net realized gain (loss)	(44,547,019)

Unrealized appreciation	34,229,682

$165,476,096

Net Assets:
Series I	$131,461,601

Series II	$34,014,495

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	9,679,895

Series II	2,554,774

Series I:
Net asset value per share	$13.58

Series II:
Net asset value per share	$13.31

Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $215,755)	$5,791,996

Dividends from affiliated money market funds	1,836

Total investment income	5,793,832

Expenses:
Advisory fees	1,082,146

Administrative services fees	395,792

Custodian fees	134,970

Distribution fees — Series II	45,421

Transfer agent fees	30,763

Trustees’ and officers’ fees and benefits	19,463

Other	70,518

Total expenses	1,779,073

Less: Fees waived	(2,721)

Net expenses	1,776,352

Net investment income	4,017,480

Realized and unrealized gain from:
Net realized gain (loss) from:
Investment securities	7,226,400

Foreign currencies	(96,356)

7,130,044

Change in net unrealized appreciation (depreciation) of:
Investment securities	11,165,660

Foreign currencies	(4,820)

11,160,840

Net realized and unrealized gain	18,290,884

Net increase in net assets resulting from operations	$22,308,364

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$4,017,480	$2,709,902

Net realized gain (loss)	7,130,044	(20,336,177)

Change in net unrealized appreciation	11,160,840	50,498,502

Net increase in net assets resulting from operations	22,308,364	32,872,227

Distributions to shareholders from net investment income:
Series I	(6,161,371)	—

Series II	(1,036,283)	—

Total distributions from net investment income	(7,197,654)	—

Share transactions–net:
Series I	(9,517,933)	15,146,597

Series II	19,873,135	5,205,429

Net increase in net assets resulting from share transactions	10,355,202	20,352,026

Net increase in net assets	25,465,912	53,224,253

Net assets:
Beginning of year	140,010,184	86,785,931

End of year (includes undistributed net investment income of $1,843,563 and $3,301,174, respectively)	$165,476,096	$140,010,184

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco V.I. Global Real Estate Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is total return through growth of capital and current income.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as

Invesco V.I. Global Real Estate Fund

institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to

Invesco V.I. Global Real Estate Fund

federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
The Fund concentrates its assets in the real estate industry, an investment in the fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.75%

Next $250 million	0.74%

Next $500 million	0.73%

Next $1.5 billion	0.72%

Next $2.5 billion	0.71%

Next $2.5 billion	0.70%

Next $2.5 billion	0.69%

Over $10 billion	0.68%

Invesco V.I. Global Real Estate Fund

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2010, the Adviser waived advisory fees of $2,721.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2010, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $345,792 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2010, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco V.I. Global Real Estate Fund

  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Australia	$14,051,811	$386,091	$—	$14,437,902

Austria	563,817	—	—	563,817

Brazil	418,262	—	—	418,262

Canada	4,467,679	—	—	4,467,679

China	2,268,754	488,605	—	2,757,359

Finland	750,478	—	—	750,478

France	785,955	5,636,506	—	6,422,461

Hong Kong	13,532,771	11,848,126	—	25,380,897

Italy	373,254	—	—	373,254

Japan	19,784,639	—	—	19,784,639

Malta	—	—	0	0

Netherlands	—	3,557,936	—	3,557,936

Singapore	4,178,504	3,000,233		7,178,737

Sweden	—	1,067,544	—	1,067,544

Switzerland	1,155,031	—	—	1,155,031

United Kingdom	4,137,169	4,911,015	—	9,048,184

United States	65,832,004	—	—	65,832,004

	$132,300,128	$30,896,056	$0	$163,196,184

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $2,810 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$7,197,654	$—

Invesco V.I. Global Real Estate Fund

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$7,672,227

Net unrealized appreciation — investments	21,403,412

Net unrealized appreciation (depreciation) — other investments	(4,422)

Temporary book/tax differences	(22,756)

Post-October deferrals	(29,456)

Capital loss carryforward	(37,492,779)

Shares of beneficial interest	173,949,870

Total net assets	$165,476,096

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales passive foreign investment companies.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $3,823,926 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$14,871,434

December 31, 2017	22,621,345

Total capital loss carryforward	$37,492,779

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $130,898,932 and $122,272,867, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$22,411,762

Aggregate unrealized (depreciation) of investment securities	(1,008,350)

Net unrealized appreciation of investment securities	$21,403,412

Cost of investments for tax purposes is $141,792,772.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, on December 31, 2010, undistributed net investment income was increased by $1,722,563 and undistributed net realized gain (loss) was decreased by $1,722,563. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Global Real Estate Fund

NOTE 9—Share Information

	Summary of Share Activity

	Year ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Series I	3,250,045	$40,832,439	4,597,449	$43,715,169

Series II	1,654,806	20,893,454	617,087	6,098,786

Issued as reinvestment of dividends:
Series I	477,626	6,161,371	—	—

Series II	81,855	1,036,283	—	—

Reacquired:
Series I	(4,611,903)	(56,511,743)	(2,977,162)	(28,568,572)

Series II	(169,623)	(2,056,602)	(91,409)	(893,357)

Net increase in share activity	682,806	$10,355,202	2,145,965	$20,352,026

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 47% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Global Real Estate Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/10	$12.14	$0.35	$1.74	$2.09	$(0.65)	$—	$(0.65)	$13.58	17.51%	$131,462	1.20	%(d)	1.20	%(d)	2.82	%(d)	87%
Year ended 12/31/09	9.23	0.26	2.65	2.91	—	—	—	12.14	31.53	128,224	1.26		1.26		2.59		72
Year ended 12/31/08	21.88	0.44	(10.35)	(9.91)	(1.08)	(1.66)	(2.74)	9.23	(44.65)	82,582	1.17		1.17		2.51		62
Year ended 12/31/07	28.74	0.38	(1.52)	(1.14)	(1.69)	(4.03)	(5.72)	21.88	(5.54)	143,773	1.13		1.22		1.31		57
Year ended 12/31/06	21.06	0.33	8.61	8.94	(0.28)	(0.98)	(1.26)	28.74	42.60	192,617	1.15		1.30		1.32		84

Series II
Year ended 12/31/10	11.93	0.32	1.70	2.02	(0.64)	—	(0.64)	13.31	17.24	34,014	1.45	(d)	1.45	(d)	2.57	(d)	87
Year ended 12/31/09	9.10	0.24	2.59	2.83	—	—	—	11.93	31.10	11,786	1.45		1.51		2.40		72
Year ended 12/31/08	21.66	0.36	(10.19)	(9.83)	(1.07)	(1.66)	(2.73)	9.10	(44.72)	4,203	1.42		1.42		2.26		62
Year ended 12/31/07	28.57	0.29	(1.49)	(1.20)	(1.68)	(4.03)	(5.71)	21.66	(5.76)	2,646	1.38		1.47		1.06		57
Year ended 12/31/06	20.98	0.27	8.58	8.85	(0.28)	(0.98)	(1.26)	28.57	42.30	311	1.40		1.55		1.07		84

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $126,118 and $18,169 Series I and Series II shares, respectively.

Invesco V.I. Global Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Global Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Global Real Estate Fund (formerly known as AIM V.I. Global Real Estate Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco V.I. Global Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,250.30	$6.86	$1,019.11	$6.16	1.21%

Series II	1,000.00	1,248.80	8.28	1,017.85	7.43	1.46

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Global Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Corporate Dividends Received Deduction*	0.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Global Real Estate Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco V.I. Government Securities Fund
Annual Report to Shareholders ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VIGOV-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2010, Invesco V.I. Government Securities Fund underperformed its style-specific and broad market indexes. Duration positioning within the Fund contributed to slight underperformance relative to our style-specific benchmark. The Fund’s underperformance of its broad market index can be attributed to the Fund’s government securities-only mandate during a period when non-government securities outperformed.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	5.40%

Series II Shares	5.10

Barclays Capital U.S. Aggregate Index▼ (Broad Market Index)	6.54

Barclays Capital U.S. Government Index▼ (Style-Specific Index)	5.52

Lipper VUF General U.S. Government Funds Index▼ (Peer Group Index)	6.07

▼	Lipper Inc.

How we invest
We invest primarily in debt securities issued, guaranteed or backed by the U.S. government or its agencies and instrumentalities. These securities include: U.S. Treasury notes and bonds, U.S. agency debentures and agency-backed mortgage-backed securities (MBS). The Fund may invest in derivative instruments such as interest rate futures contracts and swap agreements and engage in mortgage dollar roll transactions, a form of repurchase agreement activity in the to-be-announced (TBA) market for agency mortgage-backed securities.
     Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.
     Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and relative value.
     Sell decisions are based on:
■	A conscious decision to alter the Fund’s macro risk exposure (such as duration, yield curve positioning, sector exposure).

■	The need to limit or reduce exposure to a particular sector or issuer.

■	Degradation of an issuer’s credit quality.

■	Realignment of a valuation target.

■	Presentation of a better relative value opportunity.

Market conditions and your Fund
In the U.S. and much of the developed world, a gradual and somewhat lackluster recovery continued during 2010, with central banks keeping interest rates at low levels and with few of them withdrawing their quantitative easing measures.

This helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. However, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for eurozone countries) and became a focal point of investor concern.
     In the U.S., economic recovery was present, although the pace remained modest as stubbornly high unemployment and housing sector weakness continued to weigh on the economy. Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an annual rate of 3.7%, 1.7% and 2.6% for the first, second and third quarters of 2010, respectively.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.2 The Fed recently described its view of the U.S. economy by stating: “The Committee anticipates a gradual return to higher levels of resource utilization in a context of price stability, although the pace of economic recovery is likely to be more modest in the near term than had been anticipated.”2
     U.S. Treasury yields for securities with maturities of two to 30 years ended the year lower than at the start, indicative of positive 12-month returns across government bond sectors.3 Treasuries performed well for the year despite a significant rise in yields for intermediate and longer maturity securities during the final three months of 2010, driven by rising inflation expectations and improving economic data. The broader U.S. investment grade bond market, as

Portfolio Composition
By Investment type

U.S. Government Sponsored
Mortgage-Backed Securities	70.2%

U.S. Government Sponsored
Agency Securities	21.2

U.S. Treasury Securities	8.6

U.S. Dollar Denominated Bonds & Notes	0.4

Money Market Funds
Plus Other Assets Less Liabilities	(0.4)

Top 10 Fixed Income Issuers*

1.	Federal National
	Mortgage Association	18.6%

2.	Freddie Mac REMICs	16.9

3.	Ginnie Mae REMICs	11.6

4.	Federal Home Loan Bank	10.0

5.	Federal Agriculture Mortgage Corp.	9.3

6.	U.S. Treasury Notes	7.8

7.	Federal Home Loan Mortgage Corp.	7.1

8.	Fannie Mae REMICs	5.3

9.	Government National
	Mortgage Association	4.8

10.	Federal Farm Credit Bank	4.6

Total Net Assets	$1.1 billion

Total Number of Holdings*	818
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

Invesco V.I. Government Securities Fund

measured by the Barclays Capital U.S. Aggregate Index, also generated positive total return for the 12 months ended December 31, 2010. Slow economic growth, the avoidance of a double-dip recession, a recovery in corporate financial health, strong inflows into credit-related asset classes and low overall interest rates supported the performance of bonds, especially non-government sectors.
     In this environment, the Fund generated positive returns, but slightly underperformed its style-specific index, the Barclays Capital U.S. Government Index, for the year. Within the Fund, allocation decisions that favored the yield advantage and price stability of short average life agency MBS, collateralized mortgage obligations (CMOs) and higher coupon agency pass-through MBS slightly benefited performance versus the style-specific index, and contributed to a higher-than-index average yield-to-maturity for the period.
     To accommodate the emphasis on agency CMO and MBS, the Fund maintained an underweight allocation in lower yielding fixed-rate, fixed-maturity U.S. Treasuries. The Fund also benefited from incremental income earned by engaging in dollar (mortgage) roll activity, a type of repurchase transaction in the highly liquid TBA market for agency MBS. A dollar roll involves the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Cash proceeds from the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, generate income for the Fund.
     The Fund also can use active duration and yield curve positioning for risk management and for generating alpha versus its style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. The contribution to performance from duration positioning versus the style-specific benchmark was mixed over the period, but overall it had a negative effect. On average, we maintained duration positioning close to neutral versus the style-specific benchmark for the year, but the timing and magnitude of tactical changes were detrimental to relative returns. We were slightly shorter in duration than the style-specific index for much of the first three quarters of the year when interest rates trended lower. This prevented us from fully participating in the rally as longer duration asset class prices rose. Likewise, a sustained longer-than-style-specific-index duration positioning during the fourth quarter of 2010 was also detrimental to performance as interest rates rose.
     Yield curve positioning during the third and fourth quarters, when the portfolio held a greater quantity of longer duration securities than the index, also had a slight negative effect on performance. U.S. Treasury note futures contracts were an important tool used in the management of our targeted portfolio duration.
     We thank you for your investment in Invesco V.I. Government Securities Fund

1	Bureau of Economic Analysis

2	U.S. Federal Reserve

3	Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Clint Dudley
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Government Securities Fund. He joined Invesco in 1998. Mr. Dudley earned a B.B.A. and an M.B.A. from Baylor University. He is a member of the CFA Institute.
Brian Schneider
Chartered Financial Analyst, senior portfolio manager, is manager of Invesco V.I. Government Securities Fund. He joined Invesco in 1987. Mr. Schneider earned a B.A. in economics and an M.B.A., both from Bellarmine College.

Invesco V.I. Government Securities Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Index data from 4/30/93, Fund data from 5/5/93

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or
100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception (5/5/93)		5.06%

10	Years	4.82

5	Years	5.44

1	Year	5.40

Series II Shares

10	Years	4.55%

5	Years	5.17

1	Year	5.10
Series II shares incepted on September 19, 2001. Performance shown prior to that date is that of Series I shares, restated to reflect the higher 12b-1 fees applicable to Series II. Series I performance reflects any applicable fee waivers or expense reimbursements. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.73% and 0.98%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.75% and 1.00%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Government Securities Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2012. See current prospectus for more information.

Invesco V.I. Government Securities Fund

Invesco V.I. Government Securities Fund’s investment objective is total return, comprised of current income and capital appreciation.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
     Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.
     Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
     The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.
     The Fund may invest in mortgage and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Securities may be prepaid at a price less than the original purchase value.
     The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk — the risk that the other party will not complete the transaction with the Fund.
     Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.
     Reverse repurchase agreements involve the risk that the market value of securities to be repurchased may decline below the repurchase price or that the other party may default on its obligation, resulting in delays, additional costs or the restriction of proceeds from the sale.
     Dollar roll transactions involve the risk that the market value and yield of the securities retained by the Fund may decline below the price of the mortgage-related securities sold by the Fund that it is obligated to repurchase.
     The Fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.
     The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

About indexes used in this report
The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.
     The Barclays Capital U.S. Government Index is an unmanaged index considered representative of fixed-income obligations issued by the U.S. Treasury, government agencies and quasi-federal corporations.
     The Lipper VUF General U.S. Government Funds Index is an unmanaged index considered representative of general U.S. government variable insurance underlying funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Government Securities Fund

Schedule of Investments

December 31, 2010

	Principal
	Amount	Value

U.S. Government Sponsored Agency Mortgage-Backed Securities–70.23%
Collateralized Mortgage Obligations–41.96%
Fannie Mae Grantor Trust, 5.34%, 04/25/12	$4,500,000	$4,764,387

Fannie Mae REMICs, 4.00%, 09/25/16 to 02/25/40	8,814,570	9,184,159

4.50%, 11/25/16 to 10/25/22	13,990,343	14,648,507

5.00%, 02/25/17 to 05/25/30	12,025,943	12,315,476

5.50%, 01/25/26 to 03/25/28	2,181,134	2,197,201

3.50%, 12/25/31	4,453,161	4,656,581

4.25%, 06/25/33	783,010	798,475

6.00%, 10/25/33	1,781,119	1,794,306

0.56%, 05/25/36(a)	12,079,349	12,103,517

Fannie Mae Whole Loans, 5.50%, 07/25/34	1,555,689	1,560,308

Federal Home Loan Bank, 4.55%, 04/27/12	1,213,763	1,266,945

5.27%, 12/28/12	14,065,573	14,904,525

5.46%, 11/27/15	40,540,143	44,094,970

Freddie Mac REMICs, 6.75%, 06/15/11	6,380	6,426

5.25%, 08/15/11 to 08/15/32	12,482,755	13,133,339

5.38%, 08/15/11 to 09/15/11	3,452,915	3,514,856

3.88%, 12/15/12	430,945	437,930

4.50%, 12/15/15 to 04/15/30	18,019,196	18,498,441

6.00%, 09/15/16 to 09/15/29	11,410,198	11,594,768

3.50%, 10/15/16 to 12/15/27	5,568,450	5,710,674

4.00%, 11/15/16 to 02/15/30	31,515,026	33,029,585

5.00%, 05/15/18 to 03/15/31	14,209,186	14,583,169

3.75%, 10/15/18	7,092,075	7,385,698

4.75%, 05/15/23	4,419,274	4,567,664

5.50%, 01/15/27 to 09/15/30	16,516,933	16,899,780

0.66%, 04/15/28	5,674,016	5,709,935

0.56%, 03/15/36(a)	12,371,937	12,400,374

0.61%, 11/15/36(a)	15,255,783	15,264,940

0.66%, 06/15/37(a)	14,455,985	14,506,812

1.12%, 11/15/39(a)	7,564,515	7,678,963

Ginnie Mae REMICs, 3.13%, 04/16/16	2,896,514	2,920,336

2.17%, 02/16/24	21,772,657	21,917,676

5.00%, 09/16/27 to 02/20/30	7,827,594	7,986,643

4.21%, 01/16/28	4,606,622	4,693,870

4.50%, 01/20/31 to 08/20/35	52,863,317	55,521,155

5.50%, 04/16/31	3,815,756	3,905,239

5.77%, 08/20/34(a)	3,656,659	4,006,375

4.00%, 03/20/36 to 02/20/38	25,286,914	26,601,263

La Hipotecaria S.A., Series 2010-1 GA, Class A, Floating Rate Pass Through Ctfs. 3.75%, 09/08/39(a)(b)	22,996,617	23,341,566

		460,106,834

Federal Home Loan Mortgage Corp. (FHLMC)–6.10%
Pass Through Ctfs., 7.00%, 05/01/11 to 12/01/37	15,280,466	17,471,791

6.50%, 10/01/12 to 12/01/35	6,680,421	7,417,178

6.00%, 09/01/13 to 02/01/34	4,292,012	4,695,785

8.00%, 07/01/15 to 09/01/36	12,988,521	15,273,706

7.50%, 03/01/16 to 08/01/36	5,039,249	5,717,643

5.00%, 07/01/18	1,859,467	1,978,125

10.50%, 08/01/19	5,025	5,713

4.50%, 09/01/20	9,288,976	9,791,742

8.50%, 09/01/20 to 08/01/31	923,917	1,089,405

10.00%, 03/01/21	70,968	81,095

9.00%, 06/01/21 to 06/01/22	573,548	649,351

7.05%, 05/20/27	347,541	393,552

6.03%, 10/20/30	2,107,683	2,355,276

		66,920,362

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

	Principal
	Amount	Value

Federal National Mortgage Association (FNMA)–17.41%
Pass Through Ctfs., 7.00%, 07/01/11 to 06/01/36	$22,806,847	$25,428,797

7.50%, 08/01/11 to 07/01/37	16,033,480	18,432,304

8.00%, 06/01/12 to 11/01/37	13,853,001	15,945,731

8.50%, 06/01/12 to 08/01/37	5,398,104	6,281,684

6.50%, 05/01/13 to 11/01/37	14,394,943	15,875,599

10.00%, 09/01/13	12,563	12,748

6.00%, 09/01/17 to 03/01/37	4,686,894	5,129,136

5.00%, 11/01/17 to 12/01/33	24,654,885	26,374,183

4.50%, 09/01/18 to 11/01/21	50,106,604	53,056,940

5.50%, 03/01/21	507	545

6.75%, 07/01/24	1,167,094	1,312,822

6.95%, 10/01/25 to 09/01/26	140,343	159,315

Pass Through Ctfs., TBA, 4.00%, 01/01/41(c)	23,000,000	22,885,000

		190,894,804

Government National Mortgage Association (GNMA)–4.76%
Pass Through Ctfs., 6.50%, 02/20/12 to 01/15/37	14,108,745	15,983,896

8.00%, 07/15/12 to 01/15/37	4,119,061	4,784,001

6.75%, 08/15/13	32,095	34,134

7.50%, 10/15/14 to 10/15/35	7,072,207	8,206,354

11.00%, 10/15/15	1,872	1,890

9.00%, 10/20/16 to 12/20/16	91,690	102,808

7.00%, 04/15/17 to 01/15/37	6,095,851	6,947,516

10.50%, 09/15/17 to 11/15/19	3,493	3,807

8.50%, 12/15/17 to 01/15/37	891,390	1,004,804

10.00%, 06/15/19	33,375	37,184

6.00%, 09/15/20 to 08/15/33	2,842,556	3,157,634

6.95%, 08/20/25 to 08/20/27	915,099	1,040,707

6.25%, 06/15/27	135,553	151,818

6.38%, 10/20/27 to 09/20/28	754,942	851,776

6.10%, 12/20/33	8,537,431	9,842,501

		52,150,830

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $751,761,404)		770,072,830

U.S. Government Sponsored Agency Securities–21.21%
Federal Agricultural Mortgage Corp.–9.31%
Notes, 2.11%, 03/15/12	70,000,000	70,884,126

Unsec. Notes, 2.20%, 11/09/11	25,000,000	25,266,953

1.25%, 12/06/13	6,000,000	5,951,719

		102,102,798

Federal Farm Credit Bank (FFCB)–4.63%
Bonds, 3.00%, 09/22/14	12,500,000	13,155,345

1.50%, 11/16/15	11,000,000	10,627,362

5.59%, 10/04/21	10,075,000	10,443,674

5.75%, 01/18/22	2,775,000	2,881,680

Global Bonds, 1.38%, 06/25/13	10,000,000	10,105,110

Medium-Term Notes, 5.75%, 12/07/28	3,100,000	3,590,065

		50,803,236

Federal Home Loan Bank (FHLB)–4.51%
Unsec. Bonds, 5.45%, 04/15/11	7,149,101	7,250,214

4.72%, 09/20/12	1,117,309	1,173,456

Unsec. Global Bonds, 1.63%, 03/20/13	23,000,000	23,439,543

1.88%, 06/21/13	10,000,000	10,240,139

Series 1, Unsec. Bonds, 5.77%, 03/23/18	6,728,759	7,403,586

		49,506,938

Federal Home Loan Mortgage Corp. (FHLMC)–1.04%
Unsec. Global Notes, 0.63%, 12/28/12	5,000,000	4,994,829

1.75%, 09/10/15	6,500,000	6,398,009

		11,392,838

Federal National Mortgage Association (FNMA)–1.22%
Unsec. Global Notes, 0.75%, 12/18/13	3,000,000	2,964,819

2.50%, 05/15/14	10,000,000	10,368,877

		13,333,696

Tennessee Valley Authority (TVA)–0.50%
Series A, Bonds, 6.79%, 05/23/12	5,000,000	5,430,684

Total U.S. Government Sponsored Agency Securities (Cost $228,818,913)		232,570,190

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

	Principal
	Amount	Value

U.S. Treasury Securities–8.60%
U.S. Treasury Notes–7.78%
0.75%, 09/15/13	$4,500,000	$4,485,234

2.38%, 02/28/15	11,000,000	11,333,437

1.25%, 08/31/15	3,000,000	2,917,031

2.75%, 05/31/17	22,000,000	22,268,125

2.38%, 07/31/17	10,000,000	9,865,625

3.13%, 05/15/19(d)	6,000,000	6,060,938

3.50%, 05/15/20	12,000,000	12,290,625

2.63%, 08/15/20	17,000,000	16,115,469

		85,336,484

U.S. Treasury Bonds–0.82%
8.75%, 05/15/20	3,500,000	5,092,500

7.63%, 02/15/25(d)	550,000	779,539

6.88%, 08/15/25(d)	500,000	667,969

4.25%, 05/15/39(d)	2,500,000	2,461,719

		9,001,727

Total U.S. Treasury Securities (Cost $96,674,979)		94,338,211

Foreign Sovereign Bonds–0.39%
Sovereign Debt–0.39%
Israel Government Agency for International Development (AID) Bond (Israel), Gtd. Bonds, 5.13%, 11/01/24 (Cost $3,829,928)	3,800,000	4,220,009

	Shares
Money Market Funds–1.32%
Government & Agency Portfolio–Institutional Class (Cost $14,437,887)(e)	14,437,887	14,437,887

TOTAL INVESTMENTS–101.75% (Cost $1,095,523,111)		1,115,639,127

OTHER ASSETS LESS LIABILITIES–(1.75)%		(19,159,902)

NET ASSETS–100.00%		$1,096,479,225

Investment Abbreviations:

Ctfs.	– Certificates
Gtd.	– Guaranteed
REMICs	– Real Estate Mortgage Investment Conduits
TBA	– To Be Announced
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2010.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2010 represented 2.13% of the Fund’s Net Assets.
(c)	Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1J.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 4.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $1,081,085,224)	$1,101,201,240

Investments in affiliated money market funds, at value and cost	14,437,887

Total investments, at value (Cost $1,095,523,111)	1,115,639,127

Receivables for:
Variation margin	1,940,484

Fund shares sold	180,525

Dividends and interest	4,346,990

Principal paydowns	248,161

Investment for trustee deferred compensation and retirement plans	53,599

Other assets	381

Total assets	1,122,409,267

Liabilities:
Payable for:
Investments purchased	23,267,854

Fund shares reacquired	911,789

Accrued fees to affiliates	1,533,214

Accrued other operating expenses	69,025

Trustee deferred compensation and retirement plans	148,160

Total liabilities	25,930,042

Net assets applicable to shares outstanding	$1,096,479,225

Net assets consist of:
Shares of beneficial interest	$1,080,930,022

Undistributed net investment income	37,474,465

Undistributed net realized gain (loss)	(35,458,737)

Unrealized appreciation	13,533,475

$1,096,479,225

Net Assets:
Series I	$1,072,405,372

Series II	$24,073,853

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	89,393,499

Series II	2,019,202

Series I:
Net asset value per share	$12.00

Series II:
Net asset value per share	$11.92

Statement of Operations

For the year ended December 31, 2010

Investment income:
Interest	$32,448,445

Dividends from affiliated money market funds	14,633

Total investment income	32,463,078

Expenses:
Advisory fees	5,517,804

Administrative services fees	3,241,798

Custodian fees	63,904

Distribution fees:
Series II	42,253

Transfer agent fees	17,840

Trustees’ and officers’ fees and benefits	48,591

Other	121,224

Total expenses	9,053,414

Less: Fees waived and expense offset arrangement(s)	(279,307)

Net expenses	8,774,107

Net investment income	23,688,971

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $50,213)	3,058,050

Futures contracts	29,762,028

32,820,078

Change in net unrealized appreciation (depreciation) of:
Investment securities	(206,441)

Futures contracts	7,512,664

7,306,223

Net realized and unrealized gain	40,126,301

Net increase in net assets resulting from operations	$63,815,272

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$23,688,971	$46,745,306

Net realized gain	32,820,078	6,396,776

Change in net unrealized appreciation (depreciation)	7,306,223	(58,197,138)

Net increase (decrease) in net assets resulting from operations	63,815,272	(5,055,056)

Distributions to shareholders from net investment income:
Series I	(54,918,096)	(60,184,129)

Series II	(859,253)	(678,455)

Total distributions from net investment income	(55,777,349)	(60,862,584)

Distributions to shareholders from net realized gains:
Series I	—	(43,257,923)

Series II	—	(522,035)

Total distributions from net realized gains	—	(43,779,958)

Share transactions–net:
Series I	(128,842,349)	(290,464,747)

Series II	9,854,940	(4,570,136)

Net increase (decrease) in net assets resulting from share transactions	(118,987,409)	(295,034,883)

Net increase (decrease) in net assets	(110,949,486)	(404,732,481)

Net assets:
Beginning of year	1,207,428,711	1,612,161,192

End of year (includes undistributed net investment income of $37,474,465 and $55,633,788, respectively)	$1,096,479,225	$1,207,428,711

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco V.I. Government Securities Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is total return, comprised of current income and capital appreciation.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the

Invesco V.I. Government Securities Fund

security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

Invesco V.I. Government Securities Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
J.	Dollar Roll and Forward Commitment Transactions — The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced (“TBA”) basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.
In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a “fee” or a “drop”. “Fee” income which is agreed upon amongst the parties at the commencement of the dollar roll and the “drop” which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.
Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.
At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.
Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.
Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price.
Settlement dates of forward commitment transactions may be a month or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund’s overall interest rate exposure.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or

Invesco V.I. Government Securities Fund

delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.50%

Over $250 million	0.45%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Series I shares to 0.73% and Series II shares to 0.98% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2010, the Adviser waived advisory fees of $279,186.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2010, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $285,632 for accounting and fund administrative services and reimbursed $2,956,166 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2010, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.

Invesco V.I. Government Securities Fund

  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$14,437,887	$—	$—	$14,437,887

U.S. Treasury Securities	—	94,338,211	—	94,338,211

U.S. Government Sponsored Securities	—	1,002,643,020	—	1,002,643,020

Foreign Government Debt Securities	—	4,220,009	—	4,220,009

	$14,437,887	$1,101,201,240	$—	$1,115,639,127

Futures*	(6,582,541)	—	—	(6,582,541)

Total Investments	$7,855,346	$1,101,201,240	$—	$1,109,056,586

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Futures Contracts(a)	$380,786	$(6,963,327)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

Invesco V.I. Government Securities Fund

Effect of Derivative Instruments for the year ended December 31, 2010

The table below summarizes the gains on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Futures*

Realized Gain
Interest rate risk	$29,762,028

Change in Unrealized Appreciation
Interest rate risk	7,512,664

Total	$37,274,692

*	The average value of futures outstanding during the period was $519,215,200.

Open Futures Contracts
				Unrealized
	Number of	Month/		Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

U.S. Treasury 2 Year Notes	317	March-2011/Long	$69,393,281	$47,314

U.S. Treasury 5 Year Notes	507	March-2011/Long	59,683,406	(434,754)

U.S. Treasury 10 Year Notes	1,166	March-2011/Long	140,430,125	(4,475,601)

Ultra U.S. Treasury Bonds	721	March-2011/Long	91,634,594	(2,001,199)

Subtotal			$361,141,406	$(6,864,240)

U.S. Treasury 30 Year Bonds	82	March-2011/Short	$(10,014,250)	$281,699

Total			$351,127,156	$(6,582,541)

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2010, the Fund engaged in securities sales of $13,027,220, which resulted in net realized gains of $50,213.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $121.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $5,459 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 8—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

Invesco V.I. Government Securities Fund

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$55,777,349	$60,878,384

Long-term capital gain	—	43,764,158

Total distributions	$55,777,349	$104,642,542

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$37,617,791

Net unrealized appreciation — investments	19,984,727

Temporary book/tax differences	(143,326)

Post-October deferrals	(16,616,541)

Capital loss carryforward	(25,293,448)

Shares of beneficial interest	1,080,930,022

Total net assets	$1,096,479,225

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $31,156,599 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2017	$25,293,448

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $614,267,331 and $794,289,411, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $108,130,115 and $33,548,954, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$25,556,085

Aggregate unrealized (depreciation) of investment securities	(5,571,358)

Net unrealized appreciation of investment securities	$19,984,727

Cost of investments for tax purposes is $1,095,654,400.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydown gains (losses), on December 31, 2010, undistributed net investment income was increased by $13,929,055, undistributed net realized gain (loss) was decreased by $13,929,055. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Government Securities Fund

NOTE 12—Share Information

	Summary of Share Activity

	Years ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Series I	14,868,780	$182,569,736	13,378,824	$173,338,232

Series II	1,086,469	13,335,480	368,564	4,730,767

Issued as reinvestment of dividends:
Series I	4,508,875	54,918,094	8,534,823	103,442,051

Series II	70,954	859,253	99,626	1,200,490

Reacquired:
Series I	(29,794,392)	(366,330,179)	(44,095,427)	(567,245,030)

Series II	(355,134)	(4,339,793)	(821,161)	(10,501,393)

Net increase (decrease) in share activity	(9,614,448)	$(118,987,409)	(22,534,751)	$(295,034,883)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 94% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/10	$11.95	$0.24	$0.41	$0.65	$(0.60)	$—	$(0.60)	$12.00	5.40%	$1,072,405	0.73	%(d)	0.75	%(d)	1.98	%(d)	61%
Year ended 12/31/09	13.05	0.45	(0.43)	0.02	(0.65)	(0.47)	(1.12)	11.95	(0.01)	1,192,967	0.73		0.75		3.47		55
Year ended 12/31/08	12.06	0.50	0.96	1.46	(0.47)	—	(0.47)	13.05	12.22	1,591,799	0.73		0.76		3.96		109
Year ended 12/31/07	11.80	0.59	0.16	0.75	(0.49)	—	(0.49)	12.06	6.43	1,169,985	0.73		0.76		4.93		106
Year ended 12/31/06	11.87	0.55	(0.13)	0.42	(0.49)	—	(0.49)	11.80	3.55	907,403	0.71		0.77		4.62		89

Series II
Year ended 12/31/10	11.88	0.22	0.40	0.62	(0.58)	—	(0.58)	11.92	5.10	24,074	0.98	(d)	1.00	(d)	1.73	(d)	61
Year ended 12/31/09	12.97	0.41	(0.43)	(0.02)	(0.60)	(0.47)	(1.07)	11.88	(0.26)	14,462	0.98		1.00		3.22		55
Year ended 12/31/08	11.99	0.46	0.97	1.43	(0.45)	—	(0.45)	12.97	11.98	20,362	0.98		1.01		3.71		109
Year ended 12/31/07	11.74	0.56	0.15	0.71	(0.46)	—	(0.46)	11.99	6.11	18,770	0.98		1.01		4.68		106
Year ended 12/31/06	11.81	0.52	(0.13)	0.39	(0.46)	—	(0.46)	11.74	3.28	16,218	0.96		1.02		4.37		89

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $1,181,500 and $16,901 for Series I and Series II shares, respectively

NOTE 14—Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of the Invesco Van Kampen V.I. Government Fund (the “Target Fund”) in exchange for shares of the Fund. The Agreement requires approval of the Target Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

Invesco V.I. Government Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Government Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Government Securities Fund (formerly known as AIM V.I. Government Securities Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco V.I. Government Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,007.30	$3.64	$1,021.58	$3.67	0.72%

Series II	1,000.00	1,009.80	4.91	1,020.32	4.94	0.97

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Government Securities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	21.46%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Government Securities Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco V.I. High Yield Fund
Annual Report to Shareholders ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VIHYI-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2010, Invesco V.I. High Yield Fund underperformed the Fund’s style-specific index, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, due mainly to the Fund’s conservative posture during the 12-month period.
     The Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares*	13.57%

Series II Shares*	13.49

Barclays Capital U.S. Aggregate Index▼ (Broad Market Index)	6.54

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index▼ (Style-Specific Index)+	14.94

Barclays Capital U.S. Corporate High Yield Index▼ (Former Style-Specific Index)+	15.12

Lipper VUF High Current Yield Bond Funds Category Average▼ (Peer Group)	13.61

▼	Lipper Inc.

*	Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.

+	The Fund has elected to use the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index as its style-specific benchmark instead of the Barclays Capital U.S. Corporate High Yield Index because it will better align the Fund’s style-specific benchmark with its investment process and restrictions.

How we invest
We invest primarily in debt securities that are determined to be below investment grade quality. These bonds, commonly known as “junk bonds,” are typically corporate bonds of U.S.-based companies, many of which are moderately sized firms. We principally invest in junk bonds rated B or above, although we regularly own bonds of lesser quality as well. We may invest in convertible bonds, preferred stock, derivatives and bank loans, but do not expect these instruments to currently be a substantial part of our portfolio. We may invest up to 25% of total assets in foreign securities. The Fund may also invest up to 15% of its total assets in securities of issuers located in developing markets.
     The primary driver of our security selection is fundamental bottom-up credit analysis conducted by a team of analysts who specialize by industry. This approach is augmented with an on-going review of the relative value of securities and a top-down process that includes sector, economic and quantitative analysis. Changes in a security’s risk/return profile or relative value and top-down factors generally determine buy and sell decisions.
     Portfolio construction begins with a well-defined Fund design that emphasizes diversification and establishes the target investment vehicles for generating the desired “alpha” (the return expected from an investment) as well as the risk parameters appropriate for the current positioning in the credit cycle.

Investments are evaluated for liquidity and risk versus relative value. Working closely with other investment specialists and traders, we determine the timing and amount of each “alpha” decision to use in the portfolio at any time, taking into account security selection skill and market opportunities.
     Sell decisions are based on:
■	Low equity value to debt, high subordination and negative free cash flow coupled with negative news, declining expectations or an increasing risk profile.

■	Very low yields.

■	Presentation of a better relative value opportunity.

Market conditions and your Fund
In the U.S. and most of the developed world, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at low levels and with few of them withdrawing their quantitative easing measures. This helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. However, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for eurozone countries) and became a focal point of investor concern.
     In the U.S., economic recovery was present, although the pace of recovery remained modest as stubbornly high unemployment and export weakness continued to weigh on the economy. Real gross domestic product (GDP), the broadest measure of overall U.S.

Portfolio Composition†
By credit quality

A	1.0%

BBB	4.0

BB	30.6

B	43.7

CCC	10.2

CC	0.5

Non-Rated	6.5

Cash	3.5

Top 10 Fixed Income Issuers*

1.	CIT Group Inc.	1.8%

2.	MGM Resorts International	1.5

3.	Wind Acquisition Finance S.A.	1.3

4.	Nielsen Finance LLC/CO.	1.3

5.	Ally Financial Inc.	1.3

6.	International Lease Finance Corp.	1.2

7.	UAL Corp.	1.2

8.	HCA, Inc.	1.1

9.	Sprint Nextel Corp.	1.1

10.	Caesars Entertainment Operating Co. Inc.	1.0

Top Five Industries

1.	Oil & Gas Exploration & Production	6.8%

2.	Wireless Telecommunication Services	5.8

3.	Casinos & Gaming	5.1

4.	Building Products	3.7

5.	Airlines	3.1

Total Net Assets	$56.3 million

Total Number of Holdings*	373

†	Source: Standard and Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit www.standardandpoors.com and select ‘Understanding Ratings’ under Rating Resources on the homepage.
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
Invesco V.I. High Yield Fund

economic activity, increased at an annual rate of 3.7%, 1.7% and 2.6% for the first, second and third quarters of 2010, respectively.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.2 The Fed recently described its view of the U.S. economy by stating: “The Committee anticipates a gradual return to higher levels of resource utilization in a context of price stability, although the pace of economic recovery is likely to be more modest in the near term than had been anticipated.”2 Consequently, it was widely expected that the Fed would continue to keep interest rates low for an extended period.
     Defaults in the high yield bond market reached extreme lows in 2010 and were below those recorded during the previous year.
     The broad U.S. high yield bond market, as measured by the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, generated strong positive total return for the 12 months ended December 31, 2010. Slow but steady economic growth, the avoidance of a double-dip recession, a recovery in corporate financial health, strong inflows into the high yield asset class, low overall interest rates and a decline in defaults boosted the performance of high yield bonds. In May and November of 2010, debt concerns in Europe caused investors to scale back their risk profile and embrace the safe haven of U.S. government-related securities. Late in the year, U.S. Treasury yields began to rise. Nonetheless, the impact was insufficient to erase gains realized by non-government bonds over the reporting period.
     On an absolute basis, the Fund generated positive returns for the 12-month period. We gradually tempered our risk taking throughout the year and reduced the Fund’s exposure to CCC-rated bonds to position the Fund for principal protection, given fewer opportunities in this segment of the market.
     The main detractor from Fund performance was security selection in communications and financial institutions industries. Within communications, the wireless and media noncable industries were the primary detractors from Fund performance. The Fund’s wireless position was the largest detractor for the year, driven by a holding that was affected by European sovereign debt problems. Within financial institutions, the Fund was hurt by not holding some of the more aggressive banking securities, as well as by an underweight position in the non-captive diversified and non-captive consumer finance bonds.
     Investments that added to the Fund’s performance varied. The primary contributors to Fund performance were an underweight position in the electric industry and security selection in the automotive industry and the health care sector. Our underweight in the electric industry was beneficial as it was the second lowest-performing industry in the high yield market. Overall, consumer cyclical and consumer noncyclical securities enhanced Fund performance. Within the consumer cyclical asset class, security selection and overweight positions in the automotive and gaming industries were leading contributors to performance, and within consumer noncyclical market segment, security selection and a slight underweight position in the health care sector and the food and beverage industry were the top contributors to performance.
     We remain generally positive in our assessment of high yield securities; however, macroeconomic risks, slow economic growth and the potential for a double-dip recession and current valuations make us cautious about owning riskier assets. We believe the risk of holding those highest risk securities outweighs potential benefits for the Fund at this time.
     Thank you for investing in Invesco V.I. High Yield Fund and for sharing our long-term investment horizon.

1	Bureau of Economic Analysis

2	U.S. Federal Reserve
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Peter Ehret
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. High Yield Fund. Mr. Ehret joined Invesco in 2001. He graduated cum laude with a B.S. in economics from the University of Minnesota. He also earned an M.S. in real estate appraisal and investment analysis from the University of Wisconsin-Madison.
Darren Hughes
Chartered Financial Analyst, senior portfolio manager, is manager of Invesco V.I. High Yield Fund. He joined Invesco in 1992. Mr. Hughes earned a B.B.A. in finance and economics from Baylor University.
Scott Roberts
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. High Yield Fund. He joined Invesco in 2000. Mr. Roberts earned a B.B.A. in finance from the University of Houston.

Invesco V.I. High Yield Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Index data from 4/30/98, Fund data from 5/1/98

Past performance cannot guarantee comparable future results.
     The Fund has elected to use the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index as its style-specific benchmark instead of the Barclays Capital U.S. Corporate High Yield Index because it will better align the Fund’s style-specific benchmark with its investment process and restrictions. Because this is the first annual report since we have adopted the new index, SEC guidelines require that we compare performance for both the old and the new index.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception (5/1/98)		3.60%

10	Years	6.58

5	Years	7.65

1	Year	13.57

Series II Shares

10	Years	6.35%

5	Years	7.39

1	Year	13.49

Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.
Series II shares incepted on March 26, 2002. Performance shown prior to that date is that of Series I shares, restated to reflect the higher 12b-1 fees applicable to Series II. Series I performance reflects any applicable fee waivers or expense reimbursements. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.95% and 1.20%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.22% and 1.47%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. High Yield Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available on the Invesco automated information line, 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2012. See current prospectus for more information.

Invesco V.I. High Yield Fund

Invesco V.I. High Yield Fund’s investment objective is total return, comprised of current income and capital appreciation.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
     Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.
     The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
     Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
     Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
     The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
     Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.
     The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
     The Fund may engage in frequent trading of portfolio securities, which may result in added expenses, lower return and increased tax liability.

About indexes used in this report The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.
     The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index that covers U.S. corporate, fixed-rate, non-investment grade debt with at least one year to maturity and at least $150 million in par outstanding. Index weights for each issuer are capped at 2%.
     The Barclays Capital U.S. Corporate High Yield Index is an unmanaged index that covers the universe of fixed-rate, noninvestment-grade debt.
     The Lipper VUF High Current Yield Bond Funds Category Average represents an average of all of the variable insurance underlying funds in the Lipper High Current Yield Bond Funds category.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. High Yield Fund

Schedule of Investments(a)

December 31, 2010

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds & Notes–83.41%
Advertising–0.20%
Lamar Media Corp., Sr. Gtd. Sub. Global Notes, 7.88%, 04/15/18	$105,000	$111,694

Aerospace & Defense–1.70%
Alliant Techsystems Inc., Sr. Unsec. Gtd. Sub. Notes, 6.88%, 09/15/20	20,000	20,650

BE Aerospace, Inc., Sr. Unsec. Notes, 8.50%, 07/01/18	180,000	196,987

Bombardier Inc. (Canada), Sr. Notes, 7.50%, 03/15/18(b)	30,000	32,363

7.75%, 03/15/20(b)	120,000	130,800

Hexcel Corp., Sr. Unsec. Sub. Global Notes, 6.75%, 02/01/15	275,000	281,875

Triumph Group, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 11/15/17	280,000	296,100

		958,775

Airlines–2.86%
American Airlines, Series 1991-A2, Sec. Pass Through Ctfs., 10.18%, 01/02/13	55,161	55,919

Continental Airlines Inc.,
Series 2000-2, Class B, Sec. Sub. Pass Through Ctfs., 8.31%, 04/02/18	59,873	60,921

Series 2001-1, Class B, Sec. Sub. Pass Through Ctfs., 7.37%, 12/15/15	104,683	104,945

Series 2007-1, Class C, Sec. Sub. Global Pass Through Ctfs., 7.34%, 04/19/14	181,265	183,078

Series 2009-1, Class A, Sec. Pass Through Ctfs., 9.00%, 07/08/16	57,575	65,923

Series 2009-2, Class B, Sec. Global Pass Through Ctfs., 9.25%, 05/10/17	132,981	144,284

Delta Air Lines, Inc., Sr. Sec. Notes, 9.50%, 09/15/14(b)	67,000	73,198

Series 2002-1, Class C, Sec. Pass Through Ctfs., 7.78%, 01/02/12	124,468	125,402

Series 2007-1, Class C, Sec. Global Pass Through Ctfs., 8.95%, 08/10/14	134,720	140,782

UAL Corp.,
Series 2007-1, Class B, Sr. Sec. Gtd. Global Pass Through Ctfs., 7.34%, 07/02/19(b)	121,512	116,651

Series 2009-1, Sr. Sec. Gtd. Global Pass Through Ctfs., 10.40%, 11/01/16	174,697	203,085

Series 2009-2A, Sec. Gtd. Global Pass Through Ctfs., 9.75%, 01/15/17	142,759	165,600

Series 2009-2, Class B, Sec. Gtd. Pass Through Ctfs., 12.00%, 01/15/16(b)	150,280	169,065

		1,608,853

Alternative Carriers–0.14%
Global Crossing UK Finance PLC (United Kingdom), Sr. Sec. Gtd. Global Notes, 10.75%, 12/15/14	75,000	78,094

Aluminum–0.81%
Century Aluminum Co., Sr. Sec. Notes, 8.00%, 05/15/14	430,630	455,660

Apparel Retail–0.33%
Limited Brands Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 06/15/19	140,000	161,000

Sr. Unsec. Gtd. Notes, 7.00%, 05/01/20	25,000	26,563

		187,563

Apparel, Accessories & Luxury Goods–0.98%
Hanesbrands Inc., Sr. Unsec. Gtd. Notes, 6.38%, 12/15/20(b)	140,000	135,100

Phillips-Van Heusen Corp., Sr. Unsec. Notes, 7.38%, 05/15/20	90,000	95,625

Quiksilver Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 04/15/15	305,000	299,662

Visant Corp., Sr. Notes, 10.00%, 10/01/17(b)	20,000	21,300

		551,687

Asset Management & Custody Banks–0.03%
Accellent Inc., Sr. Gtd. Sub. Notes, 10.00%, 11/01/17(b)	15,000	14,175

Auto Parts & Equipment–0.40%
Allison Transmission Inc., Sr. Unsec. Gtd. Notes, 11.00%, 11/01/15(b)	100,000	109,250

Tenneco Inc., Sr. Gtd. Notes, 6.88%, 12/15/20(b)	40,000	40,800

Sr. Notes, 7.75%, 08/15/18(b)	70,000	74,550

		224,600

Automobile Manufacturers–0.87%
Ford Motor Co., Sr. Unsec. Global Notes, 7.45%, 07/16/31	185,000	199,800

Motors Liquidation Co., Sr. Unsec. Global Notes, 7.20%, 01/15/11(c)	445,000	153,525

Sr. Unsec. Notes, 8.38%, 07/15/33(c)	375,000	136,406

		489,731

Broadcasting–1.56%
Allbritton Communications Co., Sr. Unsec. Global Notes, 8.00%, 05/15/18	150,000	152,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal
	Amount	Value

Broadcasting–(continued)

Nielsen Finance LLC/Co., Sr. Global Notes, 11.63%, 02/01/14	$85,000	$98,812

Sr. Unsec. Gtd. Notes, 7.75%, 10/15/18(b)	120,000	124,800

Sr. Unsec. Gtd. Sub. Disc. Global Notes, 12.50%, 08/01/16(d)	475,000	501,125

		876,987

Building Products–3.69%
Associated Materials LLC, Sr. Sec. Gtd. Notes, 9.13%, 11/01/17(b)	200,000	211,000

Building Materials Corp. of America, Sr. Gtd. Notes, 7.50%, 03/15/20(b)	130,000	133,575

Gibraltar Industries Inc., Series B, Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 12/01/15	200,000	202,750

Nortek Inc., Sr. Sec. Gtd. Global Notes, 11.00%, 12/01/13	355,955	380,872

Sr. Unsec. Gtd. Notes, 10.00%, 12/01/18(b)	120,000	125,700

Ply Gem Industries Inc.,
Sr. Sec. Gtd. First & Second Lien Global Notes,
11.75%, 06/15/13	335,000	359,287

Sr. Unsec. Gtd. Sub. Global Notes,
13.13%, 07/15/14	210,000	223,650

Roofing Supply Group LLC/Roofing Supply Finance Inc., Sr. Sec. Notes, 8.63%, 12/01/17(b)	320,000	333,600

USG Corp., Sr. Gtd. Notes, 8.38%, 10/15/18(b)	15,000	14,775

Sr. Unsec. Gtd. Notes, 9.75%, 08/01/14(b)	85,000	90,313

		2,075,522

Cable & Satellite–1.18%
Cablevision Systems Corp., Sr. Unsec. Global Notes, 8.63%, 09/15/17	135,000	148,331

Hughes Network Systems LLC/HNS Finance Corp., Sr. Unsec. Gtd. Global Notes, 9.50%, 04/15/14	75,000	77,719

9.50%, 04/15/14	205,000	212,431

Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 8.75%, 04/01/15(b)	155,000	167,981

XM Satellite Radio Inc., Sr. Unsec. Gtd. Notes, 7.63%, 11/01/18(b)	55,000	57,063

		663,525

Casinos & Gaming–5.14%
Boyd Gaming Corp., Sr. Notes, 9.13%, 12/01/18(b)	20,000	20,000

Caesars Entertainment Operating Co. Inc.,
Sr. Sec. Gtd. Global Notes,
11.25%, 06/01/17	175,000	197,750

10.00%, 12/15/18	50,000	45,750

Sr. Sec. Notes, 12.75%, 04/15/18(b)	120,000	123,600

Sr. Unsec. Gtd. Global Bonds, 5.63%, 06/01/15	275,000	228,937

Great Canadian Gaming Corp. (Canada), Sr. Unsec. Gtd. Sub. Notes, 7.25%, 02/15/15(b)	150,000	154,500

Mandalay Resort Group, Sr. Unsec. Gtd. Sub. Notes, 7.63%, 07/15/13	100,000	95,000

MGM Resorts International, Sr. Sec. Global Notes,
10.38%, 05/15/14	65,000	73,288

11.13%, 11/15/17	65,000	75,238

Sr. Sec. Gtd. Notes,
13.00%, 11/15/13	130,000	154,050

9.00%, 03/15/20(b)	50,000	55,000

Sr. Unsec. Gtd. Conv. Notes, 4.25%, 04/15/15(b)	95,000	104,500

Sr. Unsec. Gtd. Global Notes,
6.75%, 09/01/12	185,000	184,537

6.63%, 07/15/15	223,000	205,717

Sr. Unsec. Gtd. Notes, 5.88%, 02/27/14	10,000	9,275

Midwest Gaming Borrower LLC/ Midwest Finance Corp., Sr. Sec. Notes, 11.63%, 04/15/16(b)	45,000	46,463

Pinnacle Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 08/01/17	175,000	191,187

Scientific Games Corp., Sr. Sub. Notes, 8.13%, 09/15/18(b)	20,000	20,250

Scientific Games International Inc., Sr. Unsec. Gtd. Sub. Global Notes, 9.25%, 06/15/19	45,000	46,688

Seneca Gaming Corp., Sr. Unsec. Gtd. Notes, 8.25%, 12/01/18(b)	60,000	60,300

Snoqualmie Entertainment Authority, Sr. Sec. Floating Rate Notes, 4.43%, 02/01/14(b)(e)	225,000	195,750

Sr. Sec. Notes, 9.13%, 02/01/15(b)	220,000	204,600

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sec. Gtd. First Mortgage Global Notes, 7.75%, 08/15/20	170,000	185,300

Sr. Sec. Gtd. First Mortgage Global Notes,
7.88%, 11/01/17	130,000	140,400

7.88%, 05/01/20	70,000	75,687

		2,893,767

Coal & Consumable Fuels–0.13%
CONSOL Energy Inc., Sr. Unsec. Gtd. Notes,
8.00%, 04/01/17(b)	35,000	37,538

8.25%, 04/01/20(b)	35,000	37,975

		75,513

Computer & Electronics Retail–0.05%
Rent-A-Center Inc., Sr. Unsec. Notes, 6.63%, 11/15/20(b)	30,000	30,075

Computer Storage & Peripherals–0.26%
Seagate HDD Cayman (Cayman Islands), Sr. Unsec. Gtd. Notes, 7.75%, 12/15/18(b)	60,000	61,275

6.88%, 05/01/20(b)	90,000	86,850

		148,125

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal
	Amount	Value

Construction & Engineering–1.68%
American Residential Services LLC, Sr. Sec. Notes, 12.00%, 04/15/15(b)	$95,000	$99,988

Dycom Investments Inc., Sr. Unsec. Gtd. Sub. Global Notes, 8.13%, 10/15/15	70,000	71,575

MasTec, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/01/17	350,000	356,125

Tutor Perini Corp., Sr. Unsec. Gtd. Notes, 7.63%, 11/01/18(b)	415,000	420,187

		947,875

Construction Materials–1.45%
Cemex Finance LLC, Sr. Sec. Gtd. Bonds, 9.50%, 12/14/16(b)	195,000	201,924

Cemex S.A.B. de C.V., (Mexico), Unsec. Sub. Conv. Notes, 4.88%, 03/15/15(b)	100,000	109,750

Texas Industries Inc., Sr. Unsec. Gtd. Notes, 9.25%, 08/15/20(b)	370,000	394,975

U.S. Concrete, Inc., Sec. Conv. Notes, 9.50%, 08/31/15(b)	95,000	110,438

		817,087

Construction, Farm Machinery & Heavy Trucks–1.80%
Case New Holland Inc., Sr. Notes, 7.88%, 12/01/17(b)	260,000	287,300

CNH America LLC, Sr. Unsec. Gtd. Notes, 7.25%, 01/15/16	60,000	65,100

Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Notes, 8.50%, 11/01/20	85,000	91,056

Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	260,000	281,450

Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 8.50%, 03/01/20	150,000	165,375

Terex Corp., Sr. Unsec. Global Notes, 10.88%, 06/01/16	45,000	51,975

Titan International Inc., Sr. Sec. Gtd. Notes, 7.88%, 10/01/17(b)	65,000	69,063

		1,011,319

Consumer Finance–2.62%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes,
8.00%, 03/15/20	345,000	379,500

8.00%, 11/01/31	186,000	199,020

Sr. Unsec. Gtd. Notes, 7.50%, 09/15/20(b)	135,000	143,775

Capital One Capital VI, Jr. Ltd. Gtd. Sub. Cum. Trust Pfd. Securities, 8.88%, 05/15/40	205,000	213,969

Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 8.00%, 12/15/16	150,000	168,000

8.13%, 01/15/20	170,000	198,050

National Money Mart Co. (Canada), Sr. Unsec. Gtd. Global Notes, 10.38%, 12/15/16	160,000	174,400

		1,476,714

Data Processing & Outsourced Services–0.31%
SunGard Data Systems Inc., Sr. Unsec. Gtd. Sub. Global Notes,
10.25%, 08/15/15	90,000	94,725

Sr. Unsec. Notes,
7.38%, 11/15/18(b)	40,000	40,400

7.63%, 11/15/20(b)	40,000	40,700

		175,825

Department Stores–0.44%
Sears Holdings Corp., Sr. Sec. Notes, 6.63%, 10/15/18(b)	265,000	250,425

Distillers & Vintners–0.21%
Constellation Brands Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/15/17	110,000	116,600

Diversified Metals & Mining–0.38%
Vedanta Resources PLC (United Kingdom), Sr. Unsec. Notes, 9.50%, 07/18/18(b)	195,000	213,216

Diversified Support Services–0.04%
Mobile Mini, Inc., Sr. Unsec. Gtd. Notes, 7.88%, 12/01/20(b)	20,000	20,850

Drug Retail–0.35%
General Nutrition Centers Inc., Sr. Unsec. Gtd. PIK Floating Rate Global Notes, 5.75%, 03/15/14(e)	200,000	198,000

Electric Utilities–0.70%
Elwood Energy LLC, Sr. Sec. Global Notes, 8.16%, 07/05/26	122,984	120,524

LSP Energy L.P./LSP Batesville Funding Corp., Series C, Sr. Sec. Mortgage Bonds,
7.16%, 01/15/14	86,722	76,575

Series D, Sr. Sec. Bonds, 8.16%, 07/15/25	275,000	199,375

		396,474

Electrical Components & Equipment–0.07%
Polypore International Inc., Sr. Unsec. Gtd. Notes, 7.50%, 11/15/17(b)	40,000	41,200

Electronic Manufacturing Services–0.09%
Jabil Circuit, Inc., Sr. Unsec. Notes, 7.75%, 07/15/16	35,000	39,375

Sanmina-SCI Corp., Sr. Unsec. Gtd. Sub. Global Notes, 6.75%, 03/01/13	10,000	10,025

		49,400

Environmental & Facilities Services–0.17%
EnergySolutions Inc./LLC, Sr. Unsec. Gtd. Notes, 10.75%, 08/15/18(b)	85,000	93,288

Fertilizers & Agricultural Chemicals–0.21%
CF Industries Inc., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/20	110,000	120,725

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal
	Amount	Value

Food Retail–0.51%
New Albertsons Inc., Sr. Unsec. Bonds, 8.00%, 05/01/31	$205,000	$155,031

Simmons Foods Inc., Sr. Sec. Notes, 10.50%, 11/01/17(b)	125,000	134,063

		289,094

Forest Products–0.04%
Sino-Forest Corp. (Canada), Gtd. Notes, 6.25%, 10/21/17(b)	20,000	20,082

Gas Utilities–0.49%
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Notes, 6.50%, 05/01/21(b)	150,000	146,625

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Notes, 7.38%, 03/15/20	120,000	128,700

		275,325

Health Care Equipment–0.27%
DJO Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 10.88%, 11/15/14	140,000	153,300

Health Care Facilities–2.38%
Community Health Systems Inc., Sr. Unsec. Gtd. Global Notes, 8.88%, 07/15/15	250,000	263,750

Hanger Orthopedic Group Inc., Sr. Unsec. Gtd. Global Notes, 7.13%, 11/15/18	40,000	40,100

HCA, Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 02/15/20	195,000	209,625

Sr. Unsec. Global Notes, 6.38%, 01/15/15	245,000	241,937

Sr. Unsec. Notes,
5.75%, 03/15/14	10,000	9,900

7.19%, 11/15/15	155,000	153,062

Health Management Associates Inc., Sr. Sec. Notes, 6.13%, 04/15/16	55,000	55,688

Healthsouth Corp., Sr. Unsec. Gtd. Notes, 7.25%, 10/01/18	15,000	15,338

8.13%, 02/15/20	90,000	97,200

7.75%, 09/15/22	35,000	36,225

Tenet Healthcare Corp., Sr. Unsec. Global Notes, 9.25%, 02/01/15	205,000	219,350

		1,342,175

Health Care Services–0.48%
DaVita Inc., Sr. Unsec. Gtd. Notes, 6.38%, 11/01/18	40,000	39,900

Universal Hospital Services Inc., Sr. Sec. PIK Global Notes, 8.50%, 06/01/15	225,000	232,312

		272,212

Health Care Supplies–0.25%
Alere Inc., Sr. Unsec. Gtd. Sub. Notes, 9.00%, 05/15/16	135,000	139,894

Health Care Technology–0.38%
MedAssets Inc., Sr. Unsec. Gtd. Notes, 8.00%, 11/15/18(b)	210,000	212,100

Homebuilding–0.41%
M/I Homes Inc., Sr. Unsec. Notes, 8.63%, 11/15/18(b)	60,000	60,450

Standard Pacific Corp., Sr. Unsec. Gtd. Notes, 8.38%, 05/15/18(b)	55,000	55,275

TOUSA, Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 07/01/10(c)	163,000	85,168

9.00%, 07/01/10(c)	60,000	31,350

		232,243

Hotels, Resorts & Cruise Lines–0.81%
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 6.88%, 12/01/13	40,000	42,800

7.25%, 03/15/18	85,000	91,587

7.50%, 10/15/27	140,000	138,250

Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec. Notes, 7.15%, 12/01/19	165,000	181,500

		454,137

Household Products–0.45%
Central Garden and Pet Co., Sr. Gtd. Sub. Notes, 8.25%, 03/01/18	245,000	251,737

Housewares & Specialties–0.54%
Jarden Corp., Sr. Unsec. Gtd. Notes, 6.13%, 11/15/22	15,000	14,381

Yankee Acquisition Corp., Series B, Sr. Gtd. Global Notes, 8.50%, 02/15/15	280,000	291,200

		305,581

Independent Power Producers & Energy Traders–1.33%
AES Corp. (The), Sr. Unsec. Global Notes, 9.75%, 04/15/16	75,000	84,375

8.00%, 10/15/17	65,000	68,738

AES Red Oak LLC, Series A, Sr. Sec. Bonds, 8.54%, 11/30/19	226,060	230,581

NRG Energy, Inc., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/16	120,000	123,000

7.38%, 01/15/17	235,000	240,875

		747,569

Industrial Conglomerates–0.00%
Indalex Holding Corp., Series B, Sr. Sec. Gtd. Global Notes, 11.50%, 02/01/14(c)	230,000	2,013

Industrial Machinery–0.48%
Cleaver-Brooks Inc., Sr. Sec. Notes, 12.25%, 05/01/16(b)	75,000	79,969

Columbus McKinnon Corp., Sr. Unsec. Gtd. Sub. Global Notes, 8.88%, 11/01/13	63,000	64,260

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal
	Amount	Value

Industrial Machinery–(continued)

Mueller Water Products Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 09/01/20	$25,000	$27,875

SPX Corp., Sr. Unsec. Gtd. Notes, 6.88%, 09/01/17(b)	90,000	96,075

		268,179

Integrated Telecommunication Services–1.74%
Intelsat Intermediate Holding Co. S.A. (Bermuda), Sr. Unsec. Gtd. Disc. Global Notes, 9.50%, 02/01/15	315,000	326,025

Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 11.25%, 06/15/16	315,000	340,987

Sr. Unsec. Notes, 7.25%, 10/15/20(b)	115,000	116,725

Qwest Communications International Inc., Sr. Unsec. Gtd. Notes, 7.13%, 04/01/18(b)	190,000	196,650

		980,387

Internet Retail–0.81%
Travelport LLC, Sr. Unsec. Gtd. Global Notes, 9.88%, 09/01/14	220,000	215,600

Sr. Unsec. Gtd. Sub. Global Notes,
11.88%, 09/01/16	190,000	187,625

Travelport LLC/Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 03/01/16	55,000	53,487

		456,712

Internet Software & Services–0.23%
Equinix Inc., Sr. Unsec. Notes, 8.13%, 03/01/18	125,000	131,250

Investment Banking & Brokerage–0.86%
Cantor Fitzgerald L.P., Bonds, 7.88%, 10/15/19(b)	220,000	222,416

E*Trade Financial Corp., Sr. Unsec. Global Notes, 7.38%, 09/15/13	95,000	95,000

Sr. Unsec. Notes, 7.88%, 12/01/15	165,000	164,588

		482,004

Leisure Facilities–0.50%
Universal City Development Partners Ltd./UCDP Finance Inc., Sr. Unsec. Gtd. Global Notes, 8.88%, 11/15/15	265,000	283,550

Leisure Products–0.05%
Toys R Us-Delaware Inc., Sr. Sec. Gtd. Notes, 7.38%, 09/01/16(b)	25,000	26,063

Life Sciences Tools & Services–0.22%
Patheon Inc. (Canada), Sr. Sec. Notes, 8.63%, 04/15/17(b)	125,000	125,313

Marine–0.12%
Stena A.B. (Sweden), Sr. Unsec. Global Notes, 7.00%, 12/01/16	65,000	65,081

Metal & Glass Containers–0.11%
Ball Corp., Sr. Unsec. Gtd. Notes, 5.75%, 05/15/21	65,000	63,375

Movies & Entertainment–1.40%
AMC Entertainment Holdings Inc., Sr. Sub. Notes, 9.75%, 12/01/20(b)	65,000	67,681

AMC Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/19	50,000	53,500

Sr. Unsec. Gtd. Sub. Global Notes,
8.00%, 03/01/14	275,000	279,125

Cinemark USA Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 06/15/19	95,000	103,313

NAI Entertainment Holdings LLC, Sr. Sec. Notes, 8.25%, 12/15/17(b)	270,000	284,850

		788,469

Multi-Line Insurance–2.24%
American International Group, Inc., Jr. Sub. Variable Rate Global Deb.,
8.18%, 05/15/58(e)	210,000	223,125

Sr. Unsec. Global Notes, 6.40%, 12/15/20	40,000	41,750

Hartford Financial Services Group Inc. (The), Jr. Unsec. Sub. Variable Rate Deb.,
8.13%, 06/15/38(e)	95,000	101,945

Sr. Unsec. Global Notes, 5.95%, 10/15/36	90,000	84,786

Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37(b)	270,000	267,975

Sr. Unsec. Bonds, 7.50%, 08/15/36(b)	95,000	93,422

Nationwide Mutual Insurance Co., Sub. Notes, 9.38%, 08/15/39(b)	385,000	450,753

		1,263,756

Multi-Sector Holdings–0.18%
Reynolds Group Issuer Inc./LLC, Sr. Sec. Gtd. Notes, 7.13%, 04/15/19(b)	100,000	103,250

Multi-Utilities–0.01%
CMS Energy Corp., Sr. Unsec. Notes, 6.30%, 02/01/12	3,329	3,479

Office Services & Supplies–0.46%
IKON Office Solutions, Inc., Sr. Unsec. Notes, 6.75%, 12/01/25	230,000	221,950

Interface Inc., Sr. Notes, 7.63%, 12/01/18(b)	35,000	36,225

		258,175

Oil & Gas Drilling–0.25%
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.63%, 11/15/20(b)	95,000	97,137

Trinidad Drilling Ltd., Sr. Unsec. Notes, 7.88%, 01/15/19(b)	45,000	46,374

		143,511

Oil & Gas Equipment & Services–1.26%
Bristow Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/17	220,000	231,000

Calfrac Holdings L.P., Sr. Unsec. Notes, 7.50%, 12/01/20(b)	45,000	45,309

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal
	Amount	Value

Oil & Gas Equipment & Services–(continued)

Compagnie Generale de Geophysique-Veritas (France), Sr. Unsec. Gtd. Global Notes, 7.50%, 05/15/15	$60,000	$61,575

Complete Production Services, Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 12/15/16	110,000	114,400

Key Energy Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 12/01/14	245,000	259,700

		711,984

Oil & Gas Exploration & Production–6.82%
Berry Petroleum Co., Sr. Unsec. Notes, 6.75%, 11/01/20	60,000	60,600

Chaparral Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 12/01/15	105,000	107,363

8.88%, 02/01/17	155,000	158,488

Chesapeake Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/20	230,000	233,162

Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/17	160,000	166,600

Concho Resources Inc., Sr. Notes, 7.00%, 01/15/21	40,000	41,200

Continental Resources Inc., Sr. Unsec. Gtd. Global Notes,
8.25%, 10/01/19	80,000	87,800

7.38%, 10/01/20	165,000	174,487

Sr. Unsec. Gtd. Notes, 7.13%, 04/01/21(b)	55,000	58,025

Delta Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 04/01/15	400,000	266,000

Encore Acquisition Co., Sr. Gtd. Sub. Notes, 9.50%, 05/01/16	185,000	206,044

EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	205,000	200,900

Forest Oil Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/15/19	225,000	228,937

Harvest Operations Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.88%, 10/01/17(b)	130,000	134,225

McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	315,000	349,256

Newfield Exploration Co., Sr. Unsec. Sub. Global Notes, 7.13%, 05/15/18	220,000	232,650

Petrohawk Energy Corp., Sr. Unsec. Gtd. Global Notes, 7.88%, 06/01/15	325,000	339,219

7.25%, 08/15/18	75,000	76,031

Pioneer Natural Resources Co., Sr. Unsec. Notes, 6.65%, 03/15/17	95,000	101,445

Plains Exploration & Production Co., Sr. Unsec. Gtd. Notes, 7.75%, 06/15/15	90,000	94,275

7.63%, 06/01/18	160,000	169,200

8.63%, 10/15/19	100,000	109,750

Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 7.50%, 05/15/16	45,000	46,800

7.50%, 10/01/17	105,000	111,038

Whiting Petroleum Corp., Sr. Unsec. Gtd. Sub. Notes, 6.50%, 10/01/18	85,000	86,275

		3,839,770

Oil & Gas Refining & Marketing–1.08%
Tesoro Corp., Sr. Unsec. Gtd. Global Bonds, 6.50%, 06/01/17	120,000	120,750

Sr. Unsec. Gtd. Global Notes, 6.63%, 11/01/15	110,000	112,062

United Refining Co., Series 2, Sr. Unsec. Gtd. Global Notes, 10.50%, 08/15/12	380,000	373,825

		606,637

Oil & Gas Storage & Transportation–2.52%
Copano Energy LLC/Copano Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/16	290,000	301,600

Genesis Energy L.P./Genesis Energy Finance Corp., Sr. Unsec. Gtd. Notes, 7.88%, 12/15/18(b)	65,000	64,675

Inergy L.P./Inergy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.75%, 03/01/15	135,000	144,281

8.25%, 03/01/16	180,000	188,550

MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.75%, 11/01/20	60,000	59,925

Series B, Sr. Unsec. Gtd. Global Notes,
8.75%, 04/15/18	215,000	233,544

Overseas Shipholding Group, Inc., Sr. Unsec. Notes, 8.13%, 03/30/18	180,000	181,350

Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 12/01/18	130,000	132,275

Teekay Corp. (Canada), Sr. Unsec. Global Notes, 8.50%, 01/15/20	105,000	114,844

		1,421,044

Other Diversified Financial Services–1.18%
International Lease Finance Corp., Sr. Sec. Notes,
6.75%, 09/01/16(b)	135,000	142,678

7.13%, 09/01/18(b)	135,000	144,112

Sr. Unsec. Notes,
8.63%, 09/15/15(b)	105,000	113,138

8.75%, 03/15/17(b)	120,000	129,300

8.25%, 12/15/20	70,000	72,625

Series R, Sr. Unsec. Medium-Term Notes,
5.65%, 06/01/14	60,000	59,850

		661,703

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal
	Amount	Value

Packaged Foods & Meats–0.39%
Chiquita Brands International, Inc., Sr. Unsec. Global Notes, 8.88%, 12/01/15	$105,000	$107,494

Del Monte Corp., Sr. Unsec. Gtd. Sub. Global Notes, 7.50%, 10/15/19	30,000	35,175

Dole Food Co. Inc., Sr. Sec. Notes, 8.00%, 10/01/16(b)	60,000	63,600

Smithfield Foods Inc., Series B, Sr. Unsec. Global Notes, 7.75%, 05/15/13	10,000	10,675

		216,944

Paper Packaging–0.16%
Cascades Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 01/15/20	85,000	87,550

Paper Products–1.50%
Clearwater Paper Corp., Sr. Gtd. Notes, 7.13%, 11/01/18(b)	60,000	62,250

Exopack Holding Corp., Sr. Unsec. Gtd. Global Notes, 11.25%, 02/01/14	210,000	217,875

Mercer International Inc., Sr. Unsec. Notes, 9.50%, 12/01/17(b)	85,000	87,975

Neenah Paper, Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/15/14	179,000	182,580

P.H. Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 7.13%, 05/01/16	10,000	10,353

7.13%, 05/01/16	90,000	93,182

PE Paper Escrow GmbH (Austria), Sr. Sec. Gtd. Notes, 12.00%, 08/01/14(b)	100,000	117,500

Sappi Papier Holding AG (Austria), Unsec. Gtd. Unsub. Notes, 6.75%, 06/15/12(b)	75,000	75,082

		846,797

Personal Products–0.16%
NBTY Inc., Sr. Gtd. Notes, 9.00%, 10/01/18(b)	55,000	58,712

Sabra Health Care L.P./Sabra Capital Corp., Sr. Gtd. Notes, 8.13%, 11/01/18(b)	30,000	31,088

		89,800

Pharmaceuticals–0.46%
Elan Finance PLC/Corp. (Ireland), Sr. Unsec. Gtd. Global Notes, 8.75%, 10/15/16	105,000	106,837

Endo Pharmaceuticals Holdings Inc., Sr. Unsec. Gtd. Notes, 7.00%, 12/15/20(b)	30,000	30,750

Mylan Inc., Sr. Unsec. Gtd. Notes, 6.00%, 11/15/18(b)	85,000	83,938

Valeant Pharmaceuticals International, Sr. Unsec. Gtd. Notes, 6.75%, 10/01/17(b)	20,000	19,950

7.00%, 10/01/20(b)	20,000	19,800

		261,275

Property & Casualty Insurance–0.61%
Crum & Forster Holdings Corp., Sr. Unsec. Global Notes, 7.75%, 05/01/17	210,000	220,500

XL Group PLC (Ireland), Series E, Jr. Sub. Variable Rate Global Pfd. Bonds, 6.50%(e)(f)	140,000	121,100

		341,600

Publishing–0.84%
Gannett Co. Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 11/15/14	90,000	101,025

9.38%, 11/15/17	310,000	345,650

MediMedia USA Inc., Sr. Sub. Notes, 11.38%, 11/15/14(b)	30,000	26,025

		472,700

Railroads–0.44%
Kansas City Southern de Mexico S.A. de C.V. (Mexico), Sr. Unsec. Global Notes, 8.00%, 02/01/18	230,000	248,168

Real Estate Services–0.24%
CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Notes, 6.63%, 10/15/20(b)	135,000	135,506

Regional Banks–1.31%
Regions Financial Corp., Unsec. Sub. Notes, 7.38%, 12/10/37	245,000	230,300

Susquehanna Capital II, Jr. Ltd. Gtd. Sub. Notes, 11.00%, 03/23/40	175,000	191,318

Zions Bancorp., Sr. Unsec. Notes, 7.75%, 09/23/14	200,000	208,300

Unsec. Sub. Notes, 5.50%, 11/16/15	110,000	107,250

		737,168

Research & Consulting Services–0.14%
FTI Consulting Inc., Sr. Gtd. Notes, 6.75%, 10/01/20(b)	80,000	79,800

Restaurants–0.05%
Dunkin Finance Corp., Sr. Notes, 9.63%, 12/01/18(b)	25,000	25,500

Semiconductor Equipment–0.25%
Amkor Technology Inc., Sr. Unsec. Global Notes, 7.38%, 05/01/18	135,000	140,738

Semiconductors–1.50%
Advanced Micro Devices Inc., Sr. Unsec. Notes, 7.75%, 08/01/20(b)	45,000	46,800

Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 9.25%, 04/15/18(b)	55,000	60,775

Sr. Unsec. Gtd. Global Notes, 8.88%, 12/15/14	230,000	241,500

Sr. Unsec. Gtd. Notes, 10.75%, 08/01/20(b)	250,000	274,375

NXP BV/NXP Funding LLC (Netherlands), Sr. Sec. Gtd. Global Notes, 7.88%, 10/15/14	209,000	218,666

		842,116

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal
	Amount	Value

Specialized Finance–1.78%
CIT Group Inc., Sr. Sec. Bonds, 7.00%, 05/01/14	$430,000	$434,300

7.00%, 05/01/17	565,000	567,825

		1,002,125

Specialized REIT’s–0.41%
Host Hotels & Resorts Inc., Sr. Gtd. Notes, 6.00%, 11/01/20(b)	130,000	128,050

Host Hotels & Resorts L.P., Sr. Unsec. Gtd. Global Notes, 7.13%, 11/01/13	3,898	3,976

Omega Healthcare Investors Inc., Sr. Unsec. Gtd. Notes, 6.75%, 10/15/22(b)	100,000	99,250

		231,276

Specialty Chemicals–1.21%
Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18	165,000	174,487

Huntsman International LLC, Sr. Unsec. Gtd. Sub. Global Notes, 7.38%, 01/01/15	84,000	86,310

Nalco Co., Sr. Notes, 6.63%, 01/15/19(b)	40,000	41,000

NewMarket Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/16	150,000	153,375

PolyOne Corp., Sr. Unsec. Notes, 7.38%, 09/15/20	215,000	223,600

		678,772

Specialty Stores–0.08%
Michaels Stores Inc., Sr. Notes, 7.75%, 11/01/18(b)	45,000	44,888

Steel–1.19%
AK Steel Corp., Sr. Unsec. Gtd. Notes, 7.63%, 05/15/20	175,000	176,750

FMG Resources Ltd. (Australia), Sr. Notes, 6.38%, 02/01/16(b)	110,000	110,318

Metals USA, Inc., Sr. Sec. Gtd. Global Notes, 11.13%, 12/01/15	195,000	205,969

Steel Dynamics Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 04/15/16	50,000	53,000

United States Steel Corp., Sr. Unsec. Notes, 7.00%, 02/01/18	90,000	90,900

7.38%, 04/01/20	30,000	30,600

		667,537

Systems Software–0.65%
Allen Systems Group Inc., Sr. Sec. Notes, 10.50%, 11/15/16(b)	355,000	363,875

Tires & Rubber–0.60%
Cooper Tire & Rubber Co., Sr. Unsec. Notes, 8.00%, 12/15/19	185,000	189,625

7.63%, 03/15/27	155,000	145,700

		335,325

Trading Companies & Distributors–1.98%
Ashtead Capital Inc., Sr. Sec. Gtd. Notes, 9.00%, 08/15/16(b)	250,000	261,875

Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 8.25%, 01/15/19(b)	265,000	268,312

H&E Equipment Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 07/15/16	305,000	312,625

Hertz Corp. (The), Sr. Unsec. Gtd. Notes,
7.50%, 10/15/18(b)	110,000	115,225

7.38%, 01/15/21(b)	65,000	66,625

Sr. Unsec. Gtd. Global Notes, 8.88%, 01/01/14	6,569	6,717

Sunstate Equipment Co., LLC, Sr. Unsec. Notes, 10.50%, 04/01/13 (Acquired 01/13/10-01/21/10; Cost $79,300)(b)	90,000	83,475

		1,114,854

Wireless Telecommunication Services–5.75%
Clearwire Communications LLC/Clearwire Finance Inc., Sr. Sec. Gtd. Notes, 12.00%, 12/01/15(b)	385,000	417,725

Sr. Unsec. Gtd. Conv. Putable Notes,
8.25%, 12/01/17(b)	60,000	61,200

Cricket Communications, Inc., Sr. Sec. Gtd. Global Notes, 7.75%, 05/15/16	110,000	114,813

Sr. Unsec. Gtd. Global Notes, 10.00%, 07/15/15	70,000	75,600

Sr. Unsec. Gtd. Notes, 7.75%, 10/15/20(b)	180,000	172,800

Digicel Group Ltd. (Bermuda), Sr. Unsec. Notes, 8.88%, 01/15/15(b)	145,000	147,356

Digicel Ltd. (Bermuda), Sr. Notes, 8.25%, 09/01/17(b)	155,000	161,587

Sr. Unsec. Notes, 12.00%, 04/01/14(b)	110,000	128,700

MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes, 7.88%, 09/01/18	125,000	129,453

6.63%, 11/15/20	90,000	85,950

SBA Telecommunications Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 08/15/19	155,000	169,725

Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.90%, 05/01/19	150,000	149,813

6.88%, 11/15/28	230,000	201,537

Sprint Nextel Corp., Sr. Unsec. Notes, 8.38%, 08/15/17	560,000	597,800

Wind Acquisition Finance S.A. (Luxembourg), Sr. Sec. Gtd. Notes, 7.25%, 02/15/18(b)	200,000	204,000

Sr. Sec. Gtd. Sub. Notes, 11.75%, 07/15/17(b)	375,000	421,875

		3,239,934

Total U.S. Dollar Denominated Bonds & Notes (Cost $43,994,186)		46,958,746

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal
	Amount		Value

Non-U.S. Dollar Denominated Bonds & Notes–8.31%(g)
Canada–0.18%
Gateway Casinos & Entertainment Ltd., Sr. Sec. Gtd. Notes, 8.88%, 11/15/17(b)	CAD	95,000	$98,472

Croatia–0.33%
Agrokor, Sr. Unsec. Gtd. Medium-Term Euro Notes, 10.00%, 12/07/16	EUR	130,000	186,860

Czech Republic–0.16%
CET 21 spol sro, Sr. Sec. Notes, 9.00%, 11/01/17(b)	EUR	65,000	89,953

Germany–0.26%
Hapag-Lloyd AG, Sr. Gtd. Notes, 9.00%, 10/15/15(b)	EUR	100,000	143,404

Ireland–0.85%
Ardagh Packaging Finance PLC, Sr. Gtd. Notes, 9.25%, 10/15/20(b)	EUR	200,000	275,442

Bord Gais Eireann, Sr. Unsec. Medium-Term Euro Notes, 5.75%, 06/16/14	EUR	160,000	202,798

			478,240

Luxembourg–2.46%
Boardriders S.A., Sr. Notes, 8.88%, 12/15/17(b)	EUR	100,000	140,396

Calcipar S.A., REGS, Sr. Unsec. Gtd. Floating Rate Euro Notes, 2.09%, 07/01/14(b)(e)	EUR	185,000	228,811

Cirsa Funding Luxembourg S.A., Sr. Unsec. Gtd. Notes, 8.75%, 05/15/18(b)	EUR	50,000	68,861

Codere Finance Luxembourg S.A., Sr. Sec. Gtd. Notes, 8.25%, 06/15/15(b)	EUR	100,000	133,710

ConvaTec Healthcare S.A.,
REGS, Sr. Sec. Euro Notes, 7.38%, 12/15/17(b)	EUR	100,000	136,050

Sr. Unsec. Euro Notes, 10.88%, 12/15/18(b)	EUR	100,000	134,552

Hellas Telecommunications Luxembourg V, REGS, Sr. Sec. Gtd. Floating Rate Euro Bonds, 4.84%, 10/15/12(b)(c)(e)	EUR	465,902	140,165

TMD Friction Finance S.A., REGS, Sr. Sec. Gtd. Euro Notes, 10.75%, 05/15/17(b)	EUR	195,000	267,227

Wind Acquisition Finance S.A., Sr. Sec. Gtd. Notes, 7.38%, 02/15/18(b)	EUR	100,000	134,713

			1,384,485

Netherlands–1.71%
Boats Investments B.V., Sec. PIK Medium-Term Euro Notes, 11.00%, 03/31/17	EUR	73,050	84,978

Carlson Wagonlit B.V., Sr. Gtd. Floating Rate Notes, 6.80%, 05/01/15(b)(e)	EUR	240,000	309,672

EN Germany Holdings B.V., REGS, Sr. Sec. Gtd. Euro Notes, 10.75%, 11/15/15(b)	EUR	100,000	137,592

Polish Television Holding B.V., REGS, Sr. Sec. Medium-Term Euro Notes, 11.25%, 05/15/17(b)	EUR	60,000	83,383

Ziggo Bond Co. B.V., Sr. Sec. Gtd. Notes, 8.00%, 05/15/18(b)	EUR	250,000	345,975

			961,600

Spain–0.11%
Inaer Aviation Finance Ltd., Sr. Sec. Bonds, 9.50%, 08/01/17(b)	EUR	50,000	64,181

Sweden–0.13%
TVN Finance Corp. II A.B., REGS, Sr. Unsec. Gtd. Euro Notes, 10.75%, 11/15/17(b)	EUR	50,000	73,875

United Kingdom–1.88%
Avis Finance Co. PLC, Sr. Unsec. Gtd. Floating Rate Euro Bonds, 3.67%, 07/31/13(e)	EUR	110,000	142,669

EC Finance PLC, Sr. Sec. Gtd. Bonds, 9.75%, 08/01/17(b)	EUR	50,000	72,538

Infinis PLC, Sr. Notes, 9.13%, 12/15/14(b)	GBP	80,000	132,271

ITV PLC, Series 2005-1, Unsec. Gtd. Unsub. Medium-Term
Euro Notes, 5.38%, 10/19/15	GBP	50,000	76,040

Series 2006-1 Tranche 1, Unsec. Gtd. Unsub.
Medium-Term Euro Notes, 7.38%, 01/05/17	GBP	50,000	79,940

Kerling PLC, Sr. Sec. Gtd. Notes, 10.63%, 02/01/17(b)	EUR	80,000	116,060

Pipe Holdings PLC, REGS, Sr. Sec. Euro Bonds, 9.50%, 11/01/15(b)	GBP	100,000	159,489

R&R Ice Cream Ltd., Sr. Sec. Notes, 8.38%, 11/15/17(b)	EUR	200,000	280,798

			1,059,805

United States–0.24%
Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes, 7.88%, 01/01/14	EUR	100,000	135,716

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $4,748,706)			4,676,591

	Shares
Preferred Stocks–1.10%
Automobile Manufacturers–0.24%
General Motors Co., Series B, $2.38 Conv. Pfd.		2,560	138,522

Diversified Banks–0.57%
Ally Financial, Inc., Series G, 7.00%–Pfd.(b)		340	321,353

Other Diversified Financial Services–0.29%
Citigroup Capital XIII, 7.88% Variable Rate Pfd.(e)		6,035	162,109

Total Preferred Stocks (Cost $470,970)			621,984

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Shares	Value

Common Stocks & Other Equity Interests–0.73%
Broadcasting–0.03%
Adelphia Communications Corp.(h)	—	$3,280

Adelphia Recovery Trust, Series ACC-1(h)	318,570	3,186

Adelphia Recovery Trust, Series ARAHOVA(h)	109,170	10,917

		17,383

Building Products–0.02%
Nortek, Inc.(i)	215	7,740

Construction Materials–0.28%
U.S. Concrete, Inc.(i)	20,786	159,221

Integrated Telecommunication Services–0.39%
Hawaiian Telcom Holdco Inc.–Wts., expiring 10/28/15(i)	1,527	6,108

Wind Hellas Telecommunications S.A.–Class B (Luxembourg)(i)	158,069	211,354

		217,462

Publishing–0.00%
Reader’s Digest Association Inc. (The), Wts., expiring 02/19/14(i)	669	—

Semiconductors–0.01%
MagnaChip Semiconductor LLC	10,979	7,114

Total Common Stocks & Other Equity Interests (Cost $1,226,810)		408,920

	Principal
	Amount	Value

Bundled Security–0.30%
Investment Banking & Brokerage–0.30%
Targeted Return Index Securities Trust, Series HY 2006-1, Sec. Variable Rate Bonds, 7.12%, 05/01/16 (Acquired 08/15/08; Cost $160,650) (Cost $162,949)(b)(e)	$170,000	$170,092

Senior Secured Floating Rate Interest Loans–0.11%
Airlines–0.11%
Evergreen International Aviation, Inc., Sr. Gtd. Floating Rate First Lien Term Loans, 9.00%, 10/31/11 (Cost $63,442)(e)	63,442	63,026

	Shares
Money Market Funds–3.26%
Liquid Assets Portfolio–Institutional Class(j)	917,684	917,684

Premier Portfolio–Institutional Class(j)	917,684	917,684

Total Money Market Funds (Cost $1,835,368)		1,835,368

TOTAL INVESTMENTS–97.22% (Cost $52,502,431)		54,734,727

OTHER ASSETS LESS LIABILITIES–2.78%		1,564,815

NET ASSETS–100.00%		$56,299,542

Investment Abbreviations:

CAD	– Canadian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
Cum	– Cumulative
Deb.	– Debentures
Disc.	– Discounted
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
Jr.	– Junior
Ltd.	– Limited
Pfd.	– Preferred
PIK	– Payment in Kind
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Unsub.	– Unsubordinated
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2010 was $18,579,746, which represented 33.00% of the Fund’s Net Assets.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at December 31, 2010 was $548,627, which represented 0.97% of the Fund’s Net Assets.
(d)	Step coupon bond issued at discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2010.
(f)	Perpetual bond with no specified maturity date.
(g)	Foreign denominated security. Principal amount is denominated in currency indicated.
(h)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(i)	Non-income producing security.
(j)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $50,667,063)	$52,899,359

Investments in affiliated money market funds, at value and cost	1,835,368

Total investments, at value (Cost $52,502,431)	54,734,727

Receivable for:
Investments sold	264,033

Fund shares sold	429,176

Dividends and interest	1,003,937

Foreign currency contracts outstanding	169,639

Investment for trustee deferred compensation and retirement plans	32,485

Total assets	56,633,997

Liabilities:
Payable for:
Investments purchased	173,006

Fund shares reacquired	1,438

Amount due custodian	5,069

Accrued fees to affiliates	76,583

Accrued other operating expenses	39,717

Trustee deferred compensation and retirement plans	38,642

Total liabilities	334,455

Net assets applicable to shares outstanding	$56,299,542

Net assets consist of:
Shares of beneficial interest	$55,240,044

Undistributed net investment income	4,198,259

Undistributed net realized gain (loss)	(5,540,518)

Unrealized appreciation	2,401,757

$56,299,542

Net Assets:
Series I	$55,802,550

Series II	$496,992

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	10,429,292

Series II	92,918

Series I:
Net asset value per share	$5.35

Series II:
Net asset value per share	$5.35

Statement of Operations

For the year ended December 31, 2010

Investment income:
Interest (net of foreign withholding taxes of $278)	$4,940,047

Dividends	33,962

Dividends from affiliated money market funds (includes securities lending income of $5,295)	6,470

Total investment income	4,980,479

Expenses:
Advisory fees	346,698

Administrative services fees	182,873

Custodian fees	21,541

Distribution fees–Series II	1,100

Transfer agent fees	14,025

Trustees’ and officers’ fees and benefits	17,584

Professional services fees	42,660

Other	22,481

Total expenses	648,962

Less: Fees waived	(124,628)

Net expenses	524,334

Net investment income	4,456,145

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	3,413,005

Foreign currencies	(21,708)

Foreign currency contracts	145,357

3,536,654

Change in net unrealized appreciation (depreciation) of:
Investment securities	(1,076,953)

Foreign currencies	1,400

Foreign currency contracts	97,585

(977,968)

Net realized and unrealized gain	2,558,686

Net increase in net assets resulting from operations	$7,014,831

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$4,456,145	$5,270,463

Net realized gain (loss)	3,536,654	(16,824)

Change in net unrealized appreciation (depreciation)	(977,968)	17,080,223

Net increase in net assets resulting from operations	7,014,831	22,333,862

Distributions to shareholders from net investment income:
Series I	(5,284,452)	(4,425,953)

Series II	(38,411)	(35,151)

Total distributions from net investment income	(5,322,863)	(4,461,104)

Share transactions–net:
Series I	(6,523,411)	3,004,710

Series II	17,659	(55,854)

Net increase (decrease) in net assets resulting from share transactions	(6,505,752)	2,948,856

Net increase (decrease) in net assets	(4,813,784)	20,821,614

Net assets:
Beginning of year	61,113,326	40,291,712

End of year (includes undistributed net investment income of $4,198,259 and $5,286,704, respectively)	$56,299,542	$61,113,326

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco V.I. High Yield Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is total return, comprised of current income and capital appreciation.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean

Invesco V.I. High Yield Fund

between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

Invesco V.I. High Yield Fund

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Lower-Rated Securities — The Fund normally invests at least 80% of its net assets in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.
J.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Invesco V.I. High Yield Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $200 million	0.625%

Next $300 million	0.55%

Next $500 million	0.50%

Over $1 billion	0.45%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.95% and Series II shares to 1.20% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2010, the Adviser waived advisory fees of $124,628.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2010, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $132,873 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2010, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Invesco V.I. High Yield Fund

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$2,161,062	$483,462	$221,748	$2,866,272

Corporate Debt Securities	—	51,868,455	—	51,868,455

	$2,161,062	$52,351,917	$221,748	$54,734,727

Foreign Currency Contracts*	—	169,639	—	169,639

Total Investments	$2,161,062	$52,521,556	$221,748	$54,904,366

*	Unrealized appreciation.

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Currency risk
Foreign Currency Contracts(a)	$169,639	$—

(a)	Values are disclosed on the Statement of Assets and Liabilities under the Foreign currency contracts outstanding.

Effect of Derivative Instruments for the year ended December 31, 2010

The table below summarizes the gains on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Foreign Currency Contracts*

Realized Gain
Currency risk	$145,357

Change in Unrealized Appreciation
Currency risk	97,585

Total	$242,942

*	The average value of foreign currency contracts outstanding during the period was $2,119,481.

Open Foreign Currency Contracts
Settlement		Contract to					Unrealized
Date	Counterparty	Deliver		Receive		Value	Appreciation

02/09/11	RBC Dain Rauscher	EUR	2,510,000	USD	3,521,615	$3,355,756	$165,859

02/09/11	RBC Dain Rauscher	EUR	230,000	USD	311,279	307,499	3,780

Total open foreign currency contracts							$169,639

Currency Abbreviations:
EUR	– Euro
USD	– U.S. Dollar

Invesco V.I. High Yield Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $2,615 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$5,322,863	$4,461,104

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$4,263,103

Net unrealized appreciation — investments	1,905,236

Net unrealized appreciation (depreciation) — other investments	(178)

Temporary book/tax differences	(35,114)

Post-October deferrals	(29,731)

Capital loss carryforward	(5,043,818)

Shares of beneficial interest	55,240,044

Total net assets	$56,299,542

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $3,585,252 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$3,209,400

December 31, 2017	1,834,418

Total capital loss carryforward	$5,043,818

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

Invesco V.I. High Yield Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $55,246,430 and $65,325,730, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$3,881,731

Aggregate unrealized (depreciation) of investment securities	(1,976,495)

Net unrealized appreciation of investment securities	$1,905,236

Cost of investments for tax purposes is $52,829,491.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on December 31, 2010, undistributed net investment income was decreased by $221,727, undistributed net realized gain (loss) was increased by $6,861,500 and shares of beneficial interest decreased by $6,639,773. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Years ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Series I	4,999,888	$26,982,826	9,049,093	$37,158,640

Series II	16,305	86,476	49	222

Issued as reinvestment of dividends:
Series I	1,018,199	5,284,452	862,759	4,425,953

Series II	7,401	38,411	6,852	35,151

Reacquired:
Series I	(7,205,545)	(38,790,689)	(9,123,929)	(38,579,883)

Series II	(19,746)	(107,228)	(19,361)	(91,227)

Net increase (decrease) in share activity	(1,183,498)	$(6,505,752)	775,463	$2,948,856

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 72% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. High Yield Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
			Net gains						expenses		expenses
			(losses)						to average		to average net		Ratio of net
	Net asset		on securities		Dividends				net assets		assets without		investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/10	$5.22	$0.43	$0.26	$0.69	$(0.56)	$5.35	13.57%	$55,803	0.95	%(d)	1.17	%(d)	8.04	%(d)	102%
Year ended 12/31/09	3.69	0.47	1.47	1.94	(0.41)	5.22	52.79	60,649	0.95		1.22		10.29		125
Year ended 12/31/08	5.74	0.49	(2.00)	(1.51)	(0.54)	3.69	(25.69)	39,918	0.95		1.22		9.19		85
Year ended 12/31/07	6.12	0.46	(0.38)	0.08	(0.46)	5.74	1.24	51,225	0.96		1.15		7.42		113
Year ended 12/31/06	6.03	0.45	0.19	0.64	(0.55)	6.12	10.74	58,336	0.96		1.18		7.22		135

Series II
Year ended 12/31/10	5.22	0.42	0.26	0.68	(0.55)	5.35	13.27	497	1.20	(d)	1.42	(d)	7.79	(d)	102
Year ended 12/31/09	3.68	0.46	1.48	1.94	(0.40)	5.22	52.77	464	1.20		1.47		10.04		125
Year ended 12/31/08	5.72	0.47	(1.99)	(1.52)	(0.52)	3.68	(26.00)	374	1.20		1.47		8.94		85
Year ended 12/31/07	6.09	0.44	(0.38)	0.06	(0.43)	5.72	1.01	666	1.21		1.40		7.17		113
Year ended 12/31/06	6.00	0.43	0.19	0.62	(0.53)	6.09	10.41	919	1.21		1.43		6.97		135

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $55,032 and $440 for Series I and Series II shares, respectively.

NOTE 12—Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco Van Kampen V.I. High Yield Fund (the “Target Fund”) in exchange for shares of the Fund. The Agreement requires approval of the Target Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

Invesco V.I. High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. High Yield Fund, (formerly known as AIM V.I. High Yield Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco V.I. High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,095.80	$5.02	$1,020.42	$4.84	0.95%

Series II	1,000.00	1,094.90	6.34	1,019.16	6.11	1.20

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. High Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Corporate Dividends Received Deduction*	0.88%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. High Yield Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco V.I. International Growth Fund
Annual Report to Shareholders • December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VIIGR-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2010, all share classes of Invesco V.I. International Growth Fund delivered double-digit gains, outperforming its style-specific benchmark, the MSCI EAFE Growth Index. The Fund’s allocations in the Asia/Pacific region provided the largest contribution to performance. The Fund’s exposure to strong-performing emerging market stocks, a segment of the market not represented in the MSCI EAFE Growth Index, also enhanced relative returns.
     The Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	12.86%

Series II Shares	12.61

MSCI EAFE Index▼ (Broad Market Index)	7.75

MSCI EAFE Growth Index▼ (Style-Specific Index)	12.25

Lipper VUF International Growth Funds Index▼ (Peer Group Index)	14.25

▼	Lipper Inc.

How we invest
When selecting stocks for your Fund, we employ a disciplined investment strategy that emphasizes fundamental research, supported by both quantitative analysis and portfolio construction techniques. Our EQV (earnings, quality, valuation) strategy focuses primarily on identifying quality companies that have experienced, or exhibit the potential for, accelerated or above-average earnings growth, but their stock prices have not fully reflected these attributes.
     While research responsibilities within the portfolio management team are focused by geographic region, we select investments for the Fund using a bottom-up investment approach, which means we construct the Fund primarily on a stock-by-stock basis. We focus on the strengths of individual companies rather than sectors, countries or market-cap trends.
     We believe disciplined sell decisions are key to successful investing. We consider selling a stock for one of the following reasons:
■	A company’s fundamentals deteriorate, or it posts disappointing earnings.

■	A stock’s price seems overvalued.

■	A more attractive opportunity becomes available.

Market conditions and your Fund
After rallying for much of 2009 on prospects of improving global economic conditions, global equity markets faced headwinds in early 2010. Notably, several southern European economies, including Greece, Spain, Portugal and Italy, faced solvency concerns amid massive fiscal deficits. Although the U.S. economy expanded in 2010, investors continued to be concerned about high unemployment and a still-weak housing market. However, equity markets seemed to shrug off some of the macroeconomic burdens that pulled them into double-digit losses in the first half of 2010, ending the year with strong gains.
     Looking at Asian markets, the message was pretty simple — growth fundamentals remained stronger here than in the West.

And, although we saw marginal differences in stock valuations, with slight premiums in some areas, it was nothing overly concerning, in our opinion.
     Emerging markets, the biggest winners in 2010, saw exports slow during the latter half of the reporting period. The deceleration in exports was offset, however, by strong growth in retail and auto sales, as well as strong housing markets within emerging economies. The key drivers for growth in domestic demand were low interest rates and underleveraged consumers.
     Turning to Europe, the European Central Bank (ECB) remained an interesting foil to the U.S. Federal Reserve (the Fed), as ECB officials showed little sign they were willing to provide additional economic stimulus. Instead, they seemed to be leaving the heavy global economic lifting to the Fed. As a result, we saw the slide in the euro’s value reverse during the first half of 2010. After June, the euro appreciated by double digits versus the dollar, which sparked numerous headlines downplaying growth prospects for the eurozone economy. Nevertheless, Europe’s solid performance during a period of marked volatility served as a useful reminder that, in general, when people focus disproportionately on macroeconomic or gross domestic product (GDP) trends in a market, stocks, when they move contrary to common wisdom, can surprise investors.
     In this environment, we continued to construct the Fund’s portfolio on a bottom-up basis, selecting stocks on an individual basis. Meaningful outperformance versus the MSCI EAFE Growth Index came from the health care, financials and consumer discretionary sectors.
     In the health care sector, strong stock selection in the pharmaceuticals industry led to outperformance versus the index’s

Portfolio Composition
By sector

Consumer Discretionary	17.7%

Health Care	13.7

Consumer Staples	13.2

Energy	10.5

Industrials	10.0

Financials	9.5

Information Technology	7.9

Telecommunication Services	5.7

Materials	3.1

Utilities	3.0

Money Market Funds Plus
Other Assets Less Liabilities	5.7

Top 10 Equity Holdings*

1.	Nidec Corp.	2.2%

2.	Nestle S.A.	2.1

3.	Roche Holding AG	2.0

4.	Teva Pharmaceutical Industries Ltd.	2.0

5.	BHP Billiton Ltd.	2.0

6.	America Movil,
	S.A. B. de C.V.— Series L-ADR	1.9

7.	Shire PLC	1.8

8.	Imperial Tobacco Group PLC	1.8

9.	Compass Group PLC	1.8

10.	Novo Nordisk A.S.- Class B	1.8

Top Five Industries

1.	Pharmaceuticals	10.1%

2.	Integrated Oil & Gas	7.0

3.	Diversified Banks	6.0

4.	Wireless Telecommunication Services	4.3

5.	Packaged Foods & Meats	4.0

Total Net Assets	$1.2 billion

Total Number of Holdings*	86

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
Invesco V.I. International Growth Fund

health care component. Top contributors to Fund performance included Denmark-based Novo Nordisk, a leading insulin and diabetes care company, and global biopharmaceutical company SHIRE (United Kingdom). In the consumer discretionary sector, particular strength was seen in the media, specialty retail and automobile industries. Top stock-level contributors to Fund performance included the world’s largest media company catering to a Spanish-speaking audience, Grupo Televisia of Mexico, Europe’s leading home improvement retailer, U.K.-based Kingfisher, and German auto manufacturer BMW.
     In the financials sector, a meaningful underweight position versus the index was a key driver of outperformance. We remained underweight in large European banks, preferring to invest in higher quality, local customer-oriented emerging market banks in China and Brazil. Favorable stock selection, primarily in the commercial banking and capital markets industries, also enhanced returns.
     Although our materials holdings delivered double-digit gains, our underweight position was a drag on relative performance. We questioned the ability of materials companies to maintain current return levels, and we were cautious about these companies’ ability to maintain capital discipline. Stock level detractors from performance included global insurance giants AXA Group (France) and QBE Group (Australia).
     In broad geographic terms, the Fund meaningfully outperformed in Asia. Exposure to emerging Asian markets, including South Korea and India, was the key driver of relative performance in this region, as emerging markets saw signifi-cant gains during the reporting period. In contrast, relative gains were modestly offset by the negative impact of stock selection in Sweden, France and Italy.
     Stock selection was driven primarily by the underlying fundamentals of companies rather than top-down macroeconomic considerations. That being said, our belief in growing consumer demand outside the U.S. explained the Fund’s overweight position in the consumer discretionary sector. Similarly, healthy technology spending over the last several months was supportive of our overweight position in the information technology sector. The Fund’s exposure to the health care sector was reduced slightly; however, we remained overweight in this sector. We ended the reporting period with the most significant underweight positions in the materials, industrials and consumer staples sectors. Our underweight position in the financials sector narrowed over the year as we added to select positions in this market segment during the latter half of the reporting period.
     Investor confidence rose, boosted by strong stock market performance in the second half of 2010, low interest rates, ample liquidity and improving global GDP projections. At the same time, the risks of tighter monetary policy in robust emerging market economies and the lingering sovereign debt situation in Europe meant investors should be prepared for volatility. At the close of the reporting period, we remained focused on investing according to our fundamentally driven investment process and maintaining our long-term investment view.
     We thank you for your continued investment in Invesco V.I. International Growth Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Clas Olsson
Portfolio manager and CIO of Invesco’s International Growth Investment Management Unit, is lead manager with respect to the Fund’s investments in Europe and Canada of Invesco V.I. International Growth Fund. He joined Invesco in 1994. Mr. Olsson became a commissioned officer at the Royal Swedish Naval Academy in 1988. He also earned a B.B.A. from The University of Texas at Austin.
Barrett Sides
Portfolio manager, is lead manager with respect to the Fund’s investments in Asia Pacific and Latin America of Invesco V.I. International Growth Fund. He joined Invesco in 1990. Mr. Sides earned a B.S. in economics from Bucknell University. He also earned an M.B.A. in international business from the University of St. Thomas.
Shuxin Cao
Chartered Financial Analyst, portfolio manager, is manager of Invesco International V.I. Growth Fund. He joined Invesco in 1997. Mr. Cao earned a B.A. in English from the Tianjin Foreign Language Institute. He earned an M.B.A. from Texas A&M University. He is also a Certified Public Accountant.
Matthew Dennis
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. International Growth Fund. He joined Invesco in 2000. Mr. Dennis earned a B.A. in economics from The University of Texas at Austin. He also earned an M.S. in finance from Texas A&M University.
Jason Holzer
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. International Growth Fund. He joined Invesco in 1996. Mr. Holzer earned a B.A. in quantitative economics and an M.S. in engineering economic systems from Stanford University.
Assisted by the Asia Pacific/Latin America Team and the Europe/Canada Team

Invesco V.I. International Growth Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Index data from 4/30/93, Fund data from 5/5/93

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or
100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception (5/5/93)		7.82%

10	Years	5.00

5	Years	6.01

1	Year	12.86

Series II Shares

10	Years	4.73%

5	Years	5.74

1	Year	12.61
Series II shares incepted on September 19, 2001. Performance shown prior to that date is that of Series I shares, restated to reflect the higher 12b-1 fees applicable to Series II. Series I performance reflects any applicable fee waivers or expense reimbursements. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.06% and 1.31%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. International Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.
     Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. International Growth Fund

Invesco V.I. International Growth Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
     The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
     The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

About indexes used in this report
The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.
     The MSCI EAFE® Growth Index is an unmanaged index considered representative of growth stocks of Europe, Austral-asia and the Far East.
     The Lipper VUF International Growth Funds Index is an unmanaged index considered representative of international growth variable insurance underlying funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. International Growth Fund

Schedule of Investments

December 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–94.11%
Australia–7.11%
BHP Billiton Ltd.	500,148	$23,228,883

Cochlear Ltd.	182,366	14,958,819

CSL Ltd.	310,217	11,485,280

QBE Insurance Group Ltd.	471,691	8,748,682

Woolworths Ltd.	283,804	7,821,821

WorleyParsons Ltd.	581,263	15,883,364

		82,126,849

Belgium–1.62%
Anheuser-Busch InBev N.V.	327,097	18,719,068

Brazil–2.41%
Banco Bradesco S.A.–ADR	858,232	17,413,527

Petroleo Brasileiro S.A.–ADR	304,649	10,409,856

		27,823,383

Canada–5.19%
Canadian National Railway Co.	81,019	5,390,164

Canadian Natural Resources Ltd.	243,148	10,812,809

Cenovus Energy Inc.	307,650	10,266,311

Encana Corp.	229,860	6,704,730

Fairfax Financial Holdings Ltd.	21,920	8,989,332

Suncor Energy, Inc.	283,673	10,888,401

Talisman Energy Inc.	310,163	6,879,380

		59,931,127

China–1.43%
Industrial & Commercial Bank of China Ltd.–Class H	22,193,000	16,507,250

Denmark–1.78%
Novo Nordisk A.S.–Class B	182,245	20,523,057

France–5.01%
AXA S.A.	356,149	5,946,792

BNP Paribas	194,755	12,440,647

Cie Generale des Etablissements Michelin–Class B	74,859	5,387,575

Danone S.A.	170,156	10,697,783

Eutelsat Communications	189,046	6,923,464

Publicis Groupe S.A.	122,906	6,416,723

Total S.A.	190,825	10,139,453

		57,952,437

Germany–6.34%
Adidas AG	218,142	14,260,121

Bayer AG	151,576	11,207,776

Bayerische Motoren Werke AG	213,047	16,764,314

Fresenius Medical Care AG & Co. KGaA	170,041	9,828,852

Puma AG Rudolf Dassler Sport	32,633	10,821,129

SAP AG	205,187	10,452,946

		73,335,138

Hong Kong–1.73%
Hutchison Whampoa Ltd.	1,235,000	12,710,992

Li & Fung Ltd.	1,264,000	7,334,088

		20,045,080

India–1.81%
Bharat Heavy Electricals Ltd.	110,887	5,187,369

Infosys Technologies Ltd.	226,553	15,687,279

		20,874,648

Israel–2.03%
Teva Pharmaceutical Industries Ltd.–ADR	450,205	23,469,187

Japan–9.45%
Canon Inc.	208,500	10,683,420

Denso Corp.	276,000	9,520,522

FANUC Ltd.	133,300	20,463,511

Keyence Corp.	39,900	11,529,717

Komatsu Ltd.	334,900	10,129,870

Nidec Corp.	245,400	24,732,664

Toyota Motor Corp.	251,800	9,910,806

Yamada Denki Co., Ltd.	179,520	12,243,516

		109,214,026

Mexico–3.59%
America Movil, S.A.B. de C.V.–Series L–ADR	383,352	21,981,404

Fomento Economico Mexicano, S.A.B. de C.V.–ADR	132,372	7,402,242

Grupo Televisa, S.A.B. de C.V.–ADR	465,877	12,080,190

		41,463,836

Netherlands–3.79%
Koninklijke (Royal) KPN N.V.	727,191	10,626,476

Koninklijke Ahold N.V.	861,209	11,380,420

TNT N.V.	416,664	11,021,018

Unilever N.V.	346,969	10,809,621

		43,837,535

Philippines–1.05%
Philippine Long Distance Telephone Co.	209,125	12,194,184

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

	Shares	Value

Russia–1.54%
Gazprom OAO–ADR	490,669	$12,389,392

VimpelCom Ltd.–ADR	358,402	5,390,366

		17,779,758

Singapore–2.83%
Keppel Corp. Ltd.	2,190,000	19,324,032

United Overseas Bank Ltd.	944,000	13,392,158

		32,716,190

South Korea–2.39%
Hyundai Mobis	72,784	18,389,918

NHN Corp.(a)	46,098	9,271,313

		27,661,231

Sweden–1.56%
Kinnevik Investment A.B.–Class B	274,789	5,605,017

Telefonaktiebolaget LM Ericsson–Class B	512,029	5,937,225

Volvo A.B.–Class B(a)	364,483	6,504,948

		18,047,190

Switzerland–7.56%
Julius Baer Group Ltd.	232,305	10,895,127

Nestle S.A.	409,482	24,005,932

Novartis AG	286,688	16,889,904

Roche Holding AG	160,014	23,473,517

Syngenta AG	41,344	12,124,287

		87,388,767

Taiwan–2.28%
Hon Hai Precision Industry Co., Ltd.	2,523,680	10,105,329

Taiwan Semiconductor Manufacturing Co. Ltd.–ADR	1,295,677	16,247,790

		26,353,119

Turkey–0.84%
Akbank T.A.S.	1,741,503	9,703,145

United Kingdom–20.77%
BG Group PLC	733,043	14,838,653

British American Tobacco PLC	379,124	14,602,344

Centrica PLC	3,011,153	15,586,990

Compass Group PLC	2,316,764	20,995,530

Imperial Tobacco Group PLC	685,516	21,043,191

Informa PLC	1,587,392	10,089,757

International Power PLC	2,823,086	19,269,495

Kingfisher PLC	2,639,299	10,856,585

Next PLC	332,274	10,236,050

Reckitt Benckiser Group PLC	197,289	10,847,531

Reed Elsevier PLC	1,346,855	11,375,964

Royal Dutch Shell PLC–Class B	357,683	11,839,492

Shire PLC	880,897	21,218,202

Smith & Nephew PLC	478,496	5,030,537

Tesco PLC	2,342,619	15,529,573

Vodafone Group PLC	6,098,329	15,885,415

WPP PLC	874,276	10,807,947

		240,053,256

Total Common Stocks & Other Equity Interests (Cost $727,626,605)		1,087,719,461

Money Market Funds–6.87%
Liquid Assets Portfolio–Institutional Class(b)	39,693,594	39,693,594

Premier Portfolio–Institutional Class(b)	39,693,594	39,693,594

Total Money Market Funds (Cost $79,387,188)		79,387,188

TOTAL INVESTMENTS–100.98% (Cost $807,013,793)		1,167,106,649

OTHER ASSETS LESS LIABILITIES–(0.98)%		(11,276,909)

NET ASSETS–100.00%		$1,155,829,740

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

Statement of Assets and Liabilities

For the year ended December 31, 2010

Assets:
Investments, at value (Cost $727,626,605)	$1,087,719,461

Investments in affiliated money market funds, at value and cost	79,387,188

Total investments, at value (Cost $807,013,793)	1,167,106,649

Cash	209,372

Foreign currencies, at value (Cost $164,270)	274,270

Receivable for:
Fund shares sold	10,351,728

Dividends	3,366,683

Investment for trustee deferred compensation and retirement plans	55,477

Other assets	190

Total assets	1,181,364,369

Liabilities:
Payable for:
Investments purchased	22,699,582

Fund shares reacquired	802,700

Accrued fees to affiliates	1,627,416

Accrued other operating expenses	257,138

Trustee deferred compensation and retirement plans	147,793

Total liabilities	25,534,629

Net assets applicable to shares outstanding	$1,155,829,740

Net assets consist of:
Shares of beneficial interest	$1,077,757,031

Undistributed net investment income	15,003,445

Undistributed net realized gain (loss)	(297,257,793)

Unrealized appreciation	360,327,057

$1,155,829,740

Net Assets:
Series I	$586,219,407

Series II	$569,610,333

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	20,431,296

Series II	20,091,300

Series I:
Net asset value per share	$28.69

Series II:
Net asset value per share	$28.35

Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $3,333,739)	$35,097,966

Dividends from affiliated money market funds	95,935

Total investment income	35,193,901

Expenses:
Advisory fees	10,017,355

Administrative services fees	3,765,710

Custodian fees	698,186

Distribution fees:
Distribution fees — Series II	2,222,116

Transfer agent fees	76,397

Trustees’ and officers’ fees and benefits	60,249

Other	129,268

Total expenses	16,969,281

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(147,130)

Net expenses	16,822,151

Net investment income	18,371,750

Realized and unrealized gain from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $(1,349))	(13,917,143)

Foreign currencies	(3,239,844)

(17,156,987)

Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes on holdings of $(1,239,463))	41,249,334

Foreign currencies	(71,241)

41,178,093

Net realized and unrealized gain	24,021,106

Net increase in net assets resulting from operations	$42,392,856

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$18,371,750	$20,309,315

Net realized gain (loss)	(17,156,987)	(147,739,857)

Change in net unrealized appreciation	41,178,093	630,344,796

Net increase in net assets resulting from operations	42,392,856	502,914,254

Distributions to shareholders from net investment income:
Series I	(11,906,519)	(7,359,852)

Series II	(9,115,881)	(17,849,719)

Total distributions from net investment income	(21,022,400)	(25,209,571)

Distributions to shareholders from net realized gains:
Share transactions-net:
Series I	(19,927,647)	(27,076,452)

Series II	(903,010,172)	366,967,140

Net increase (decrease) in net assets resulting from share transactions	(922,937,819)	339,890,688

Net increase (decrease) in net assets	(901,567,363)	817,595,371

Net assets:
Beginning of year	2,057,397,103	1,239,801,732

End of year (includes undistributed net investment income of $15,003,445 and $20,893,939, respectively)	$1,155,829,740	$2,057,397,103

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco V.I. International Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco V.I. International Growth Fund

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

Invesco V.I. International Growth Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.75%

Over $250 million	0.70%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2010, the Adviser waived advisory fees of $146,928.

Invesco V.I. International Growth Fund

  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2010, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $335,035 for accounting and fund administrative services and reimbursed $3,430,675 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2010, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1*	Level 2*	Level 3	Total

Australia	$32,453,866	$49,672,983	$—	$82,126,849

Belgium	18,719,068	—	—	18,719,068

Brazil	27,823,383	—	—	27,823,383

Canada	59,931,127	—	—	59,931,127

China	—	16,507,250	—	16,507,250

Denmark	—	20,523,057	—	20,523,057

France	17,621,246	40,331,191	—	57,952,437

Germany	73,335,138	—	—	73,335,138

Hong Kong	20,045,080	—	—	20,045,080

India	—	—	23,194,053	23,194,053

Israel	23,469,187	—	—	23,469,187

Japan	52,357,419	56,856,607	—	109,214,026

Mexico	41,463,836	—	—	41,463,836

Netherlands	10,809,621	33,027,914	—	43,837,535

Philippines	12,194,184	—	—	12,194,184

Russia	17,779,758	—	—	17,779,758

Invesco V.I. International Growth Fund

	Level 1*	Level 2*	Level 3	Total

Singapore	32,716,190	—	—	32,716,190

South Korea	18,389,918	9,271,313	—	27,661,231

Sweden	5,605,017	12,442,173	—	18,047,190

Switzerland	87,388,767	—	—	87,388,767

Taiwan	16,247,790	10,105,329	—	26,353,119

Turkey	—	9,703,145	—	9,703,145

United Kingdom	119,387,092	120,666,164	—	240,053,256

United States	79,387,188	—	—	79,387,188

Total Investments	$767,124,875	$379,107,126	$23,194,053	$1,169,426,054

*	Transfers occurred between Level 1 and Level 2 due to foreign fair value adjustments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2010, the Fund engaged in securities purchases of $0 and securities sales of $30,109, which resulted in net realized gains (losses) of $(1,349).

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $6,610 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. International Growth Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$21,022,400	$25,209,571

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$15,257,998

Net unrealized appreciation — investments	331,759,754

Net unrealized appreciation — other investments	234,201

Temporary book/tax differences	(142,789)

Post-October deferrals	(111,764)

Capital loss carryforward	(268,924,691)

Shares of beneficial interest	1,077,757,031

Total net assets	$1,155,829,740

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$87,932,439

December 31, 2017	143,189,697

December 31, 2018	37,802,555

Total capital loss carryforward	$268,924,691

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $512,908,794 and $1,336,207,806, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$334,653,685

Aggregate unrealized (depreciation) of investment securities	(2,893,932)

Net unrealized appreciation of investment securities	$331,759,753

Cost of investments for tax purposes is $835,346,896.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2010, undistributed net investment income (loss) was decreased by $3,239,844 and undistributed net realized gain (loss) was increased by $3,239,844. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. International Growth Fund

NOTE 10—Share Information

	Summary of Share Activity

	Years ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Series I	3,482,926	$94,266,556	3,456,056	$76,132,583

Series II	6,653,404	171,405,013	21,080,766	443,187,963

Issued as reinvestment of dividends:
Series I	445,770	11,906,519	284,164	7,359,852

Series II	345,168	9,115,882	698,893	17,849,719

Reacquired:
Series I	(4,909,461)	(126,100,722)	(5,238,473)	(110,568,887)

Series II	(45,442,204)	(1,083,531,067)	(4,496,473)	(94,070,542)

Net increase (decrease) in share activity	(39,424,397)	$(922,937,819)	15,784,933	$339,890,688

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 54% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/10	$26.01	$0.38	$2.92	$3.30	$(0.62)	$—	$(0.62)	$28.69	12.86%	$586,219	1.03	%(d)	1.04	%(d)	1.46	%(d)	38%
Year ended 12/31/09	19.49	0.32	6.55	6.87	(0.35)	—	(0.35)	26.01	35.24	556,883	1.02		1.04		1.47		27
Year ended 12/31/08	33.63	0.54	(14.16)	(13.62)	(0.15)	(0.37)	(0.52)	19.49	(40.38)	446,437	1.05		1.06		1.96		44
Year ended 12/31/07	29.44	0.34	3.98	4.32	(0.13)	—	(0.13)	33.63	14.68	792,779	1.06		1.07		1.06		20
Year ended 12/31/06	23.17	0.23	6.32	6.55	(0.28)	—	(0.28)	29.44	28.28	563,460	1.10		1.10		0.90		34

Series II
Year ended 12/31/10	25.63	0.31	2.89	3.20	(0.48)	—	(0.48)	28.35	12.61	569,610	1.28	(d)	1.29	(d)	1.21	(d)	38
Year ended 12/31/09	19.23	0.27	6.44	6.71	(0.31)	—	(0.31)	25.63	34.91	1,500,514	1.27		1.29		1.22		27
Year ended 12/31/08	33.24	0.45	(13.96)	(13.51)	(0.13)	(0.37)	(0.50)	19.23	(40.55)	793,365	1.30		1.31		1.71		44
Year ended 12/31/07	29.16	0.26	3.94	4.20	(0.12)	—	(0.12)	33.24	14.41	745,206	1.31		1.32		0.81		20
Year ended 12/31/06	23.00	0.17	6.25	6.42	(0.26)	—	(0.26)	29.16	27.92	163,657	1.35		1.35		0.65		34

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $524,347 and $888,847 for Series I and Series II, respectively.

NOTE 12—Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Van Kampen V.I. International Growth Equity Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

Invesco V.I. International Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. International Growth Fund (formerly known as AIM V.I. International Growth Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco V.I. International Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,232.90	$5.85	$1,019.96	$5.30	1.04%

Series II	1,000.00	1,231.30	7.26	1,018.70	6.56	1.29

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. International Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Corporate Dividends Received Deduction*	0%
Foreign Taxes	$0.0855 per share
Foreign Source Income	$1.0019 per share

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. International Growth Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco V.I. Large Cap Growth Fund
Annual Report to Shareholders  ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VILCG-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
In June 2010, Erik Voss and Ido Cohen assumed management of the Fund. A listing of your Fund’s managers appears later in this report.
     For the fiscal year ended December 31, 2010, Invesco V.I. Large Cap Growth Fund had positive double-digit returns and slightly outperformed the Fund’s benchmark, the Russell 1000 Growth Index.
     The Fund also outperformed the broad market as represented by the S&P 500 Index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares*	17.25%

Series II Shares*	16.87

S&P 500 Index▼ (Broad Market Index)	15.08

Russell 1000 Growth Index▼ (Style-Specific Index)	16.71

Lipper VUF Large-Cap Growth Funds Index▼ (Peer Group)	14.92

▼	Lipper Inc.

*	Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio. Our investment process emphasizes rigorous bottom-up analysis of individual companies. We seek to invest in companies with strong or improving fundamentals, attractive valuation relative to growth prospects and earnings expectations that appear fair to conservative.
     To narrow our investment universe, we utilize a holistic approach that emphasizes fundamental research and, to a lesser extent, includes quantitative analysis. At the end of this distillation process, we have a set of stocks to analyze in greater depth.
     Our fundamental analysis focuses on identifying companies with strong drivers of growth. To accomplish this goal, we conduct rigorous bottom-up analysis to develop higher conviction in each company’s prospects for growth. Through our analysis, we develop a mosaic of each company through detailed discussions with company management teams, competitors, distributors, suppliers, Wall Street analysts and customers. We also utilize a variety of valuation techniques based on the company in question, the industry in which the company operates, the stage of the business cycle and other factors that best reflect a company’s value.
     Risk management plays an important role in portfolio construction, as our target portfolio attempts to maximize the relationship between risk and return. We seek to accomplish this goal by investing in companies with attractive fundamental prospects for growth, and we divide the portfolio between stable growth stocks and catalyst-driven stocks.
     We consider selling a stock for any of the following reasons:
■	The price target set at purchase has been reached.

■	There is deterioration in fundamentals.

■	The catalysts for growth are no longer present or are reflected in the stock price.

■	There is a more attractive investment opportunity.

Market conditions and your Fund
The U.S. economy showed signs of improvement during the Fund’s fiscal year, potentially indicating that the economy had transitioned from a contraction phase into an expansionary phase. Nevertheless, the pace of recovery remained modest, and the transition from government stimulus- induced growth to private economic recovery was uncertain.
     The U.S. Federal Reserve’s (the Fed) federal funds target rate remained low ranging from zero to 0.25%.1 Real gross domestic product (GDP) registered positive growth during the reporting period with quarterly annualized increases of 3.7%, 1.7% and 2.6% for the first, second and third quarters of 2010, respectively.2 Inflation, measured by the seasonally adjusted Consumer Price Index, remained relatively benign. While labor markets improved as layoffs moderated, new hiring remained quite weak. Unemployment, after climbing steadily throughout 2009, fell slightly during 2010 to a rate of 9.4% nationwide as of December 2010.3
      While stock market volatility increased significantly during the fiscal year, indexes measuring the performance of large-, mid- and small-cap stocks finished the period with positive, double-digit returns. In terms of investment style, growth stocks outperformed value stocks. The sectors with the highest returns in the Russell 1000 Growth Index included more economically sensitive sectors such as consumer discretionary, industrials and materials, as well as the telecommunication services sector.

Portfolio Composition
By sector

Information Technology	30.9%

Consumer Discretionary	13.9

Energy	12.5

Industrials	11.5

Health Care	9.4

Materials	8.8

Financials	4.8

Consumer Staples	2.8

Telecommunication Services	1.4

Money Market Funds Plus
Other Assets Less Liabilities	4.0

Top 10 Equity Holdings*

1. Apple Inc.	7.6%

2. Monsanto Co.	3.6

3. Visa Inc., Class A	3.1

4. Potash Corp. of Saskatchewan Inc.	2.7

5. Google Inc., Class A	2.7

6. Oracle Corp.	2.5

7. EMC Corp.	2.3

8. Rovi Corp.	2.2

9. Goodrich Corp.	2.0

10. Schlumberger Ltd.	2.0

Top Five Industries

1. Oil & Gas Equipment & Services	7.8%

2. Computer Hardware	7.6

3. Fertilizers & Agricultural Chemicals	7.1

4. Systems Software	5.5

5. Computer Storage & Peripherals	3.8

Total Net Assets	$68.6 million

Total Number of Holdings*	72
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

Invesco V.I. Large Cap Growth Fund

Conversely, the health care and utilities sectors had the lowest returns but were still in positive territory.
     The Fund had positive returns and outperformed the Russell 1000 Growth Index. Outperformance was driven primarily by stock selection in several sectors, including information technology (IT), industrials and consumer discretionary.
     Over the year, the Fund outperformed by the widest margin in the IT sector, largely due to stock selection. The leading contributor to Fund performance was Apple. Apple continued to benefit from strong consumer demand for its innovative technology products, including the iPad tablet computer, as well as a new version of the iPhone. Rovi, a company that develops software for the interactive program guide for televisions, was also among the Fund’s leading contributors to performance.
     The Fund also outperformed in the industrials sector, driven by stock selection. One of the leading contributors to performance was railroad operator Union Pacific, which continued to benefit from improving volume trends, stronger pricing and operation efficiency.
     Outperformance in the consumer discretionary sector was due to stock selection. Two of the leading contributors to Fund performance were clothing retailer Limited Brands and casino operator Las Vegas Sands. Both companies benefited from improving consumer spending trends.
     Some of this outperformance was offset by underperformance in other sectors, including financials, materials and telecommunication services. The Fund underperformed by the widest margin in the financials sector, driven by stock selection. One of the leading detractors from Fund performance was investment bank holding Goldman Sachs Group, which had weak performance caused by declining revenues and earnings in several areas in this more challenging economic environment. We sold this holding.
     Underperformance in the materials sector was due to stock selection. One of the weakest performing stocks in this sector was Syngenta, a company that produces crop protection products and seeds. We sold this holding. Under-performance in the telecommunication services sector was also due to stock selection.
     After taking over management of the Fund, we made several changes to the portfolio. The most significant changes included the sale of holdings in the health care, IT and consumer staples sectors. Proceeds from the sale of holdings in these sectors were used to add exposure in other sectors, including energy, materials and industrials.
     As we’ve discussed, the stock market has experienced significant volatility during the last 12 months. We would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial adviser to discuss your individual financial program. We thank you for your commitment to Invesco V.I. Large Cap Growth Fund.
1	U.S. Federal Reserve

2	Bureau of Economic Analysis

3	Bureau of Labor Statistics
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Erik Voss
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. Large Cap Growth Fund. He joined Invesco in 2010. Mr. Voss earned a B.S. in mathematics and an M.S. in finance, both from the University of Wisconsin.
Ido Cohen
Portfolio manager, is manager of Invesco V.I. Large Cap Growth Fund. He joined Invesco in 2010. Mr. Cohen is a cum laude graduate of the Wharton School of the University of Pennsylvania.

Invesco V.I. Large Cap Growth Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund data from 8/29/03, index data from 8/31/03

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or
100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception (8/29/03)	5.25%

5 Years	2.64

1 Year	17.25

Series II Shares

Inception (8/29/03)	5.01%

5 Years	2.37

1 Year	16.87
Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.
The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.02% and 1.27%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.16% and 1.41%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Large Cap Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.
Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2012. See current prospectus for more information.

Invesco V.I. Large Cap Growth Fund

Invesco V.I. Large Cap Growth Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
     An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, ETFs may be subject to the following: a discount of the ETF’s shares to its net asset value; failure to develop an active trading market for the ETF’s shares; the listing exchange halting trading of the ETF’s shares; failure of the ETF’s shares to track the referenced index; and holding troubled securities in the referenced index. ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which each Fund may invest are leveraged. The more a Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.
     The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
     The Fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Lipper VUF Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth variable insurance underlying funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Large Cap Growth Fund

Schedule of Investments(a)

December 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–95.99%
Aerospace & Defense–3.08%
Goodrich Corp.	15,964	$1,405,949

Honeywell International Inc.	13,306	707,347

		2,113,296

Air Freight & Logistics–1.26%
C.H. Robinson Worldwide, Inc.	10,761	862,925

Apparel Retail–2.39%
Limited Brands, Inc.	34,093	1,047,678

Ross Stores, Inc.	9,368	592,526

		1,640,204

Application Software–2.10%
Citrix Systems, Inc.(b)	10,999	752,442

Salesforce.com, Inc.(b)	5,241	691,812

		1,444,254

Asset Management & Custody Banks–2.63%
Ameriprise Financial, Inc.	17,626	1,014,376

Franklin Resources, Inc.	7,091	788,590

		1,802,966

Automobile Manufacturers–0.89%
Ford Motor Co.(b)	36,386	610,921

Biotechnology–3.33%
Dendreon Corp.(b)	14,898	520,238

Gilead Sciences, Inc.(b)	34,473	1,249,302

United Therapeutics Corp.(b)	8,202	518,530

		2,288,070

Cable & Satellite–2.99%
Comcast Corp.–Class A	61,969	1,361,459

DIRECTV–Class A(b)	17,259	689,152

		2,050,611

Casinos & Gaming–1.06%
Las Vegas Sands Corp.(b)	15,784	725,275

Coal & Consumable Fuels–1.80%
Peabody Energy Corp.	19,305	1,235,134

Communications Equipment–2.52%
Cisco Systems, Inc.(b)	41,382	837,158

QUALCOMM, Inc.	18,006	891,117

		1,728,275

Computer Hardware–7.60%
Apple Inc.(b)	16,164	5,213,860

	Shares
Computer Storage & Peripherals–3.88%
EMC Corp.(b)	70,109	1,605,496

SanDisk Corp.(b)	10,693	533,153

Western Digital Corp.(b)	15,404	522,196

		2,660,845

Construction & Engineering–0.20%
Foster Wheeler AG (Switzerland)(b)	3,924	135,456

Construction, Farm Machinery & Heavy Trucks–2.03%
Cummins, Inc.	4,827	531,019

Deere & Co.	10,385	862,474

		1,393,493

Consumer Finance–0.60%
American Express Co.	9,575	410,959

Data Processing & Outsourced Services–3.08%
Visa Inc.–Class A	30,045	2,114,567

Diversified Banks–0.54%
Comerica Inc.	8,782	370,952

Electronic Manufacturing Services–0.27%
Tyco Electronics Ltd. (Switzerland)	5,254	185,992

Fertilizers & Agricultural Chemicals–7.08%
Monsanto Co.	35,431	2,467,415

Mosaic Co. (The)	7,126	544,141

Potash Corp. of Saskatchewan Inc. (Canada)	11,923	1,846,038

		4,857,594

General Merchandise Stores–1.50%
Dollar Tree, Inc.(b)	9,030	506,402

Target Corp.	8,682	522,049

		1,028,451

Gold–1.70%
Barrick Gold Corp. (Canada)	21,910	1,165,174

Health Care Distributors–0.75%
McKesson Corp.	7,351	517,363

Health Care Equipment–1.96%
Baxter International Inc.	13,114	663,831

Covidien PLC (Ireland)	14,970	683,530

		1,347,361

Health Care Services–0.50%
Medco Health Solutions, Inc.(b)	5,568	341,151

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Large Cap Growth Fund

	Shares	Value

Hotels, Resorts & Cruise Lines–0.98%
Starwood Hotels & Resorts Worldwide, Inc.	11,108	$675,144

Industrial Machinery–1.63%
Ingersoll-Rand PLC (Ireland)	23,817	1,121,543

Internet Retail–2.07%
Amazon.com, Inc.(b)	5,090	916,200

Netflix Inc.(b)	2,873	504,786

		1,420,986

Internet Software & Services–2.69%
Google Inc.–Class A(b)	3,104	1,843,683

IT Consulting & Other Services–1.25%
Cognizant Technology Solutions Corp.–Class A(b)	11,663	854,781

Managed Health Care–0.78%
UnitedHealth Group Inc.	14,862	536,667

Movies & Entertainment–0.75%
Walt Disney Co. (The)	13,722	514,712

Oil & Gas Drilling–1.45%
Transocean Ltd.(b)	14,291	993,367

Oil & Gas Equipment & Services–7.79%
Cameron International Corp.(b)	14,976	759,732

Halliburton Co.	33,585	1,371,276

National Oilwell Varco Inc.	11,880	798,930

Schlumberger Ltd.	16,721	1,396,203

Weatherford International Ltd.(b)	44,676	1,018,613

		5,344,754

Oil & Gas Exploration & Production–1.47%
EOG Resources, Inc.	11,046	1,009,715

Other Diversified Financial Services–1.04%
JPMorgan Chase & Co.	16,833	714,056

Packaged Foods & Meats–1.87%
Mead Johnson Nutrition Co.	20,599	1,282,288

Pharmaceuticals–2.09%
Hospira, Inc.(b)	17,997	1,002,253

Teva Pharmaceutical Industries Ltd.–ADR (Israel)	8,325	433,982

		1,436,235

Railroads–1.74%
Union Pacific Corp.	12,891	1,194,480

Restaurants–0.71%
McDonald’s Corp.	6,383	489,959

Semiconductors–2.08%
Broadcom Corp.–Class A	16,032	698,194

Xilinx, Inc.	25,224	730,991

		1,429,185

Soft Drinks–0.89%
Hansen Natural Corp.(b)	3,914	204,624

PepsiCo, Inc.	6,236	407,398

		612,022

Specialty Stores–0.57%
Tiffany & Co.	6,283	391,242

Systems Software–5.48%
Oracle Corp.	53,964	1,689,073

Red Hat, Inc.(b)	12,289	560,993

Rovi Corp.(b)	24,396	1,512,796

		3,762,862

Trading Companies & Distributors–0.99%
W.W. Grainger, Inc.	4,929	680,744

Trucking–0.57%
J.B. Hunt Transport Services, Inc.	9,567	390,429

Wireless Telecommunication Services–1.36%
American Tower Corp.–Class A(b)	18,142	936,853

Total Common Stocks & Other Equity Interests (Cost $51,269,455)		65,880,856

Money Market Funds–3.93%
Liquid Assets Portfolio–Institutional Class(c)	1,348,609	1,348,609

Premier Portfolio–Institutional Class(c)	1,348,609	1,348,609

Total Money Market Funds (Cost $2,697,218)		2,697,218

TOTAL INVESTMENTS–99.92% (Cost $53,966,673)		68,578,074

OTHER ASSETS LESS LIABILITIES–0.08%		52,346

NET ASSETS–100.00%		$68,630,420

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Large Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $51,269,455)	$65,880,856

Investments in affiliated money market funds, at value and cost	2,697,218

Total investments, at value (Cost $53,966,673)	68,578,074

Receivable for:
Investments sold	330,724

Dividends	51,343

Investment for trustee deferred compensation and retirement plans	29,579

Total assets	68,989,720

Liabilities:
Payable for:
Investments purchased	23,303

Fund shares reacquired	155,956

Amount due custodian	17,373

Accrued fees to affiliates	91,970

Accrued other operating expenses	29,452

Trustee deferred compensation and retirement plans	41,246

Total liabilities	359,300

Net assets applicable to shares outstanding	$68,630,420

Net assets consist of:
Shares of beneficial interest	$61,051,135

Undistributed net investment income	145,907

Undistributed net realized gain (loss)	(7,179,966)

Unrealized appreciation	14,613,344

$68,630,420

Net Assets:
Series I	$68,032,372

Series II	$598,048

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	4,748,464

Series II	42,045

Series I:
Net asset value per share	$14.33

Series II:
Net asset value per share	$14.22

Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $6,120)	$791,989

Dividends from affiliated money market funds (includes securities lending income of $1,963)	6,223

Total investment income	798,212

Expenses:
Advisory fees	449,012

Administrative services fees	204,146

Custodian fees	12,257

Distribution fees — Series II	1,484

Transfer agent fees	9,413

Trustees’ and officers’ fees and benefits	17,625

Other	42,013

Total expenses	735,950

Less: Fees waived and expense offset arrangement(s)	(85,969)

Net expenses	649,981

Net investment income	148,231

Realized and unrealized gain from:
Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $417,974)	7,619,615

Foreign currencies	36,209

7,655,824

Change in net unrealized appreciation of:
Investment securities	2,362,438

Foreign currencies	1,369

2,363,807

Net realized and unrealized gain	10,019,631

Net increase in net assets resulting from operations	$10,167,862

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Large Cap Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$148,231	$282,650

Net realized gain (loss)	7,655,824	(3,064,495)

Change in net unrealized appreciation	2,363,807	17,627,936

Net increase in net assets resulting from operations	10,167,862	14,846,091

Distributions to shareholders from net investment income:
Series I	(294,279)	(225,916)

Series II	(1,038)	(60)

Total distributions from net investment income	(295,317)	(225,976)

Share transactions–net:
Series I	(9,585,554)	(9,298,793)

Series II	(188,163)	(166,783)

Net increase (decrease) in net assets resulting from share transactions	(9,773,717)	(9,465,576)

Net increase in net assets	98,828	5,154,539

Net assets:
Beginning of year	68,531,592	63,377,053

End of year (includes undistributed net investment income of $145,907 and $256,783, respectively)	$68,630,420	$68,531,592

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco V.I. Large Cap Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as

Invesco V.I. Large Cap Growth Fund

institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the

Invesco V.I. Large Cap Growth Fund

financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.695%

Next $250 million	0.67%

Next $500 million	0.645%

Next $1.5 billion	0.62%

Next $2.5 billion	0.595%

Next $2.5 billion	0.57%

Next $2.5 billion	0.545%

Over $10 billion	0.52%

Invesco V.I. Large Cap Growth Fund

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.01% and Series II shares to 1.26% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2010, the Adviser waived advisory fees of $85,832.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2010, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $154,146 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”).
  The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2010, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco V.I. Large Cap Growth Fund

  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$68,578,074	$—	$—	$68,578,074

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2010, the Fund engaged in securities purchases of $6,531,855 and securities sales of $3,531,838, which resulted in net realized gains of $417,974.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2010, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $137.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $2,634 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$295,317	$225,976

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$184,485

Net unrealized appreciation — investments	13,764,139

Net unrealized appreciation — other investments	1,943

Temporary book/tax differences	(38,578)

Capital loss carryforward	(6,332,704)

Shares of beneficial interest	61,051,135

Total net assets	$68,630,420

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Invesco V.I. Large Cap Growth Fund

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $7,599,209 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes.
  The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$898,943

December 31, 2017	5,433,761

Total capital loss carryforward	$6,332,704

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $93,134,807 and $105,515,879, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$14,088,503

Aggregate unrealized (depreciation) of investment securities	(324,364)

Net unrealized appreciation of investment securities	$13,764,139

Cost of investments for tax purposes is $54,813,935.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2010, undistributed net investment income was increased by $36,210 and undistributed net realized gain (loss) was decreased by $36,210. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Year ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Series I	347,494	$4,540,690	1,174,128	$11,561,836

Series II	264	3,320	143	1,375

Issued as reinvestment of dividends:
Series I	23,190	294,279	19,033	225,916

Series II	82	1,038	5	60

Reacquired:
Series I	(1,143,878)	(14,420,523)	(2,077,325)	(21,086,545)

Series II	(15,758)	(192,521)	(16,099)	(168,218)

Net increase (decrease) in share activity	(788,606)	$(9,773,717)	(900,115)	$(9,465,576)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 89% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Large Cap Growth Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
										expenses		expenses
				Net gains						to average		to average net		Ratio of net
	Net asset	Net		(losses) on		Dividends				net assets		assets without		investment
	value,	investment		securities (both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	income	of period	return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Series I
Year ended 12/31/10	$12.28	$0.03	(c)	$2.08	$2.11	$(0.06)	$14.33	17.25%	$68,032	1.01	%(d)	1.14	%(d)	0.23	%(d)	151%
Year ended 12/31/09	9.78	0.04	(c)	2.50 (e)	2.54	(0.04)	12.28	25.99 (e)	67,831	1.01		1.15		0.44		57
Year ended 12/31/08	15.85	0.03	(c)	(6.10)	(6.07)	(0.00)	9.78	(38.29)	62,665	1.01		1.10		0.23		41
Year ended 12/31/07	13.71	0.02		2.13	2.15	(0.01)	15.85	15.64	129,071	1.01		1.08		0.11		58
Year ended 12/31/06	12.71	0.02		1.00	1.02	(0.02)	13.71	8.05	120,825	1.02		1.23		0.06		76

Series II
Year ended 12/31/10	12.19	(0.00	)(c)	2.05	2.05	(0.02)	14.22	16.87	598	1.26	(d)	1.39	(d)	(0.02	)(d)	151
Year ended 12/31/09	9.70	0.02	(c)	2.47 (e)	2.49	(0.00)	12.19	25.68 (e)	700	1.26		1.40		0.19		57
Year ended 12/31/08	15.75	0.00	(c)	(6.05)	(6.05)	—	9.70	(38.41)	712	1.26		1.35		(0.02)		41
Year ended 12/31/07	13.66	(0.04)		2.13	2.09	—	15.75	15.30	1,259	1.26		1.33		(0.14)		58
Year ended 12/31/06	12.67	(0.01)		1.00	0.99	—	13.66	7.81	1,949	1.27		1.48		(0.19)		76

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s) of $64,012 and $594 for Series I and Series II shares, respectively.
(e)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received Net gains on securities (both realized and unrealized) per share would have been $2.44 and $2.41 for Series I and Series II shares, respectively, and total returns would have been lower.

NOTE 13—Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Van Kampen V.I. Capital Growth Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

Invesco V.I. Large Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Large Cap Growth Fund (formerly known as AIM V.I. Large Cap Growth Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco V.I. Large Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
				Ending
	Beginning	Ending	Expenses	Account	Expenses	Annualized
	Account Value	Account Value	Paid During	Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,252.10	$5.68	$1,020.16	$5.09	1.00%

Series II	1,000.00	1,249.70	7.09	1,018.90	6.36	1.25

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Large Cap Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Corporate Dividends Received Deduction*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Large Cap Growth Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco V.I. Leisure Fund
Annual Report to Shareholders ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
I-VILEI-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
During the year ended December 31, 2010, the economy showed signs of improvement, fueling equity markets’ continued upward trajectory. The consumer discretionary sector benefited from a rotation to more cyclical stocks as investors anticipated an economic recovery. As a result, Invesco V.I. Leisure Fund outperformed the broad market, as measured by the S&P 500 Index, for the reporting period. The Fund, however, underperformed the S&P 500 Consumer Discretionary Index, its style-specific index, predominately as a result of security selection within the hotels, restaurants and leisure industry. An overweight exposure in the internet software and services industry and an underweight exposure in automobiles were also contributing factors to Fund underperformance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	21.88%

Series II Shares	21.70

S&P 500 Index▼ (Broad Market Index)	15.08

S&P 500 Consumer Discretionary Index▼ (Style-Specific Index)	27.66

▼	Lipper Inc.

How we invest
We focus on companies that profit from consumer spending on leisure activities — products or services purchased with consumers’ discretionary dollars. The Fund emphasizes stocks of cable television, publishing, cruise line, advertising, hotel, casino, electronic game and toy manufacturing, restaurant, retailing and entertainment companies.
     Stock selection is based on a research driven bottom-up investment approach focusing on company fundamentals and growth prospects. Quantitative screens are used to help identify attractive stock candidates within the universe of leisure-related companies. Portfolio candidates

Portfolio Composition
By sector

Consumer Discretionary	95.6%

Consumer Staples	2.4

Information Technology	1.9

Money Market Funds Plus Other Assets
Less Liabilities	0.1

Total Net Assets	$20.9 million

Total Number of Holdings*	59
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
are further refined by fundamental analysis performed at the company level which includes an evaluation of industry dynamics, competitive intensity and drivers of growth.
     The investment process seeks to identify attractively valued leisure-related companies exhibiting the following characteristics:
■	Attractive revenue growth profile.

■	Strong free cash flow generation.

■	Returns on invested capital in excess of weighted-average cost of capital.

■	Operating in low capital intensity businesses.

■	Management teams that are good stewards of capital.

Top 10 Equity Holdings*

1.	Target Corp.	3.5%

2.	Marriott International Inc.	3.4

3.	Comcast Corp.	3.2

4.	Amazon.com, Inc.	3.1

5.	Ford Motor Co.	3.1

6.	Walt Disney Co. (The)	2.9

7.	Darden Restaurants, Inc.	2.9

8.	Home Depot, Inc. (The)	2.8

9.	Lowe’s Cos., Inc.	2.7

10.	NIKE, Inc.	2.7

Top Five Industries

1.	Restaurants	12.4%

2.	Hotels, Resorts & Cruise Lines	9.0

3.	Movies & Entertainment	7.1

4.	Broadcasting	6.5

5.	Cable & Satellite	5.9

     We construct the Fund with the goal of holding from 40 to 75 individual stocks with an average investment horizon of 18 to 24 months. Fund weightings are adjusted based on current economic and industry conditions:
■	A company reaches its price target.

■	A more compelling opportunity is identified.

■	A change in fundamentals occurs — either company specific or industry wide.

■	A stock’s technical profile indicated negative underlying information and is further determined to have violated a fundamental investment thesis.

Market conditions and your Fund
Equity markets were choppy during the fiscal year as investors weighed the competing issues of solid corporate profits and soft macroeconomic data. Corporate earnings were largely positive, but often overshadowed by concerns about high unemployment, a lack of consumer spending, soft housing data and the possibility of additional Federal Reserve accommodation. After rising through April, the major equity indexes sold off precipitously in May as the sovereign debt crisis unfolded in the eurozone while U.S. economic indicators remained weak, prompting fears of a double-dip recession. Uncertainty created by the debt crisis combined with subdued employment, consumer spending and housing data added to concerns that the recovery was slowing to a subnormal growth rate. Just as abruptly, however, the markets reversed course and rallied in September and October on modestly better economic news, ending the year with double-digit gains.
     The major equity indexes garnered positive returns for the fiscal year, and all 10 sectors within the S&P 500 Index posted gains. More economically sensitive sectors such as consumer discretionary, industrials and materials had the highest returns, while the less economically sensitive sectors such as health care had some of the lowest returns.
     The Fund’s underperformance relative to the S&P 500 Consumer Discretionary Index was primarily the result of security selection in the hotels, restaurants and leisure industry. The Fund’s underweight in retailing-focused industries, such as the automobiles industry and internet and catalog retail industry, also detracted as these industries experienced signifi-cant growth during the reporting period. Additionally, the Fund’s overweight in

Invesco V.I. Leisure Fund

internet software and services also hurt relative performance. Top detractors to Fund performance included Google, International Game Technology and (The) Knot. The Fund no longer holds International Game Technology and (The) Knot.
     The Fund’s lack of exposure to diversified consumer services was beneficial from a relative performance standpoint. Security selection and an underweight exposure in the media industry also contributed positively to relative performance during the fiscal year. Additionally, security selection in personal products also positively impacted benchmark-relative performance. Top individual contributors to performance during the period included Marriott International, Interpublic Group, Abercrombie & Fitch and Nike.
     Significant allocation changes during the year included the introduction of automobile exposure to the Fund with the purchase of Ford Motor, Honda Motor and Harley-Davidson. We also increased the Fund’s weight in hotels, restaurants and leisure by purchasing Starbucks, Starwood Hotels & Resorts and PF Chang’s.
     We sought to increase our consumer discretionary exposure and reduce our consumer staples exposure during the fiscal year. Thus, our allocation to beverages was significantly reduced through the sale of Anheuser-Busch, Heineken, Pepsico and Coca-Cola. Additionally, significant trims were made within the textile, apparel and luxury goods industry, and one holding, Carters, was completely sold during the reporting period.
     We believe discretionary spending may continue to improve. However, its rate of growth may lag prior economic recoveries because consumer leverage remains above the long-term average and personal savings, as a percentage of disposable personal income, may remain above recent levels as consumers reduce their leverage. Thrifty consumers may place greater emphasis on the quality of products, not the quantity of products. Consumers may also shift from conspicuous consumption to conscious consumption.
     Finally, sales of luxury and big ticket items are beginning to improve as the stock market rises, housing prices stabilize and consumer confidence recovers from the lows experienced in early 2009.
     As always, we thank you for your continued investment in Invesco V.I. Leisure Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Juan Hartsfield
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. Leisure Fund. Mr. Hartsfield joined Invesco in 2004. He earned a B.S. in petroleum engineering from The University of Texas at Austin and an M.B.A. from the University of Michigan.
Jonathan Mueller
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Leisure Fund. Mr. Mueller joined Invesco in 2001. He earned a B.B.A. in accounting from Texas Christian University and an M.B.A. in finance from The University of Texas at Austin. Mr. Mueller is a Certified Public Accountant.

Invesco V.I. Leisure Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Fund and index data from 4/30/02

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or
100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception (4/30/02)		3.95%

5	Years	2.64

1	Year	21.88

Series II Shares

Inception		3.72%

5	Years	2.40

1	Year	21.70
Series II shares incepted on April 30, 2004. Performance shown prior to that date is that of Series I shares, restated to reflect the higher 12b-1 fees applicable to Series II. Series I performance reflects any applicable fee waivers or expense reimbursements. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.02% and 1.27%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.75% and 2.00%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Leisure Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2012. See current prospectus for more information.

Invesco V.I. Leisure Fund

Invesco V.I. Leisure Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
An investment by an underlying fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, ETFs may be subject to the following: (1) a discount of the ETFs shares to its net asset value; (2) failure to develop an active trading market for the ETFs shares; (3) the listing exchange halting trading of the ETFs shares; (4) failure of the ETFs shares to track the referenced index; and (5) holding troubled securities in the referenced index. ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which the Fund may invest are leveraged. The more a Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.
     The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.
     The leisure sector depends on consumer discretionary spending, which generally falls during economic downturns. Securities of gambling casinos are often subject to high price volatility and are considered speculative. Video and electronic games are subject to the risk of rapid obsolescence.
     The Fund’s foreign investments will be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     The Fund may invest a large percentage of its assets in a limited number of securities, which could negatively affect the value of the Fund.
     The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
     The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The S&P 500 Consumer Discretionary Index is an unmanaged index considered representative of the consumer discretionary market.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.
     Industry classifications used in this report are generally classified according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Leisure Fund

Schedule of Investments(a)

December 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–99.88%
Advertising–4.20%
Interpublic Group of Cos., Inc. (The)(b)	35,308	$374,971

National CineMedia, Inc.	9,351	186,178

Omnicom Group Inc.	6,907	316,341

		877,490

Apparel Retail–2.62%
Abercrombie & Fitch Co.–Class A	7,362	424,272

Urban Outfitters, Inc.(b)	3,437	123,079

		547,351

Apparel, Accessories & Luxury Goods–3.03%
Coach, Inc.	4,303	237,999

Hanesbrands, Inc.(b)	6,726	170,840

Polo Ralph Lauren Corp.	2,020	224,059

		632,898

Auto Parts & Equipment–4.11%
Autoliv, Inc. (Sweden)	5,540	437,327

Johnson Controls, Inc.	11,055	422,301

		859,628

Automobile Manufacturers–4.95%
Ford Motor Co.(b)	37,981	637,701

Honda Motor Co., Ltd. (Japan)	10,085	398,399

		1,036,100

Automotive Retail–1.92%
CarMax, Inc.(b)	12,628	402,581

Broadcasting–6.53%
CBS Corp.–Class B	12,133	231,134

Discovery Communications, Inc.–Class A(b)	8,210	342,357

Grupo Televisa S.A.–ADR (Mexico)	15,034	389,831

Scripps Networks Interactive Inc.–Class A	7,791	403,184

		1,366,506

Cable & Satellite–5.95%
Comcast Corp., Class A	30,810	676,896

DIRECTV–Class A(b)	8,750	349,387

Time Warner Cable Inc.	3,294	217,503

		1,243,786

Casinos & Gaming–4.98%
Las Vegas Sands Corp.(b)	4,982	228,923

MGM Resorts International(b)	6,011	89,263

Penn National Gaming, Inc.(b)	8,837	310,621

WMS Industries Inc.(b)	9,126	412,860

		1,041,667

Department Stores–4.63%
Kohl’s Corp.(b)	9,917	538,890

Macy’s, Inc.	8,741	221,147

Nordstrom, Inc.	4,933	209,061

		969,098

Footwear–2.68%
NIKE, Inc.–Class B	6,552	559,672

General Merchandise Stores–3.49%
Target Corp.	12,130	729,377

Home Furnishings–1.86%
Mohawk Industries, Inc.(b)	6,873	390,111

Home Improvement Retail–5.55%
Home Depot, Inc. (The)	16,837	590,305

Lowe’s Cos., Inc.	22,758	570,771

		1,161,076

Homefurnishing Retail–0.97%
Bed Bath & Beyond Inc.(b)	4,146	203,776

Hotels, Resorts & Cruise Lines–9.00%
Carnival Corp.(c)	4,705	216,948

Choice Hotels International, Inc.	5,314	203,367

Hyatt Hotels Corp.–Class A(b)	9,350	427,856

Marriott International Inc.–Class A	16,975	705,141

Starwood Hotels & Resorts Worldwide, Inc.	5,422	329,549

		1,882,861

Household Appliances–0.96%
Stanley Black & Decker, Inc.	3,018	201,814

Hypermarkets & Super Centers–1.36%
Costco Wholesale Corp.	3,938	284,363

Internet Retail–4.12%
Amazon.com, Inc.(b)	3,632	653,760

Netflix Inc.(b)	1,180	207,326

		861,086

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Leisure Fund

	Shares	Value

Internet Software & Services–1.94%
Baidu, Inc.–ADR (China)(b)	2,102	$202,906

Google Inc., Class A(b)	340	201,950

		404,856

Motorcycle Manufacturers–1.12%
Harley-Davidson, Inc.	6,786	235,271

Movies & Entertainment–7.13%
Time Warner Inc.	10,980	353,227

Viacom Inc.–Class A(d)	7,140	327,440

Viacom Inc.–Class B	5,018	198,763

Walt Disney Co. (The)	16,296	611,263

		1,490,693

Restaurants–12.36%
Brinker International, Inc.	15,783	329,549

Buffalo Wild Wings, Inc.(b)	3,572	156,632

Darden Restaurants, Inc.	12,941	600,980

Jack in the Box Inc.(b)	7,763	164,032

McDonald’s Corp.	6,438	494,181

P.F. Chang’s China Bistro, Inc.(d)	5,927	287,222

Starbucks Corp.	17,183	552,090

		2,584,686

Soft Drinks–1.04%
Hansen Natural Corp.(b)	4,171	218,060

Specialty Stores–3.38%
Staples, Inc.	15,772	359,128

Tiffany & Co.	5,598	348,588

		707,716

Total Common Stocks & Other Equity Interests (Cost $15,869,843)		20,892,523

Money Market Funds–0.97%
Liquid Assets Portfolio–Institutional Class(e)	102,057	102,057

Premier Portfolio–Institutional Class(e)	102,057	102,057

Total Money Market Funds (Cost $204,114)		204,114

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.85% (Cost $16,073,957)		21,096,637

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.80%
Liquid Assets Portfolio–Institutional Class (Cost $376,320)(e)(f)	376,320	376,320

TOTAL INVESTMENTS–102.65% (Cost $16,450,277)		21,472,957

OTHER ASSETS LESS LIABILITIES–(2.65)%		(555,290)

NET ASSETS–100.00%		$20,917,667

Investment Abbreviation:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Issued in units.
(d)	All or a portion of this security was out on loan at December 31, 2010.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Leisure Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $15,869,843)*	$20,892,523

Investments in affiliated money market funds, at value and cost	580,434

Total investments, at value (Cost $16,450,277)	21,472,957

Foreign currencies, at value (Cost $669)	663

Receivables for:
Investments sold	7,755

Dividends	21,126

Investment for trustee deferred compensation and retirement plans	11,853

Total assets	21,514,354

Liabilities:
Payable for:
Fund shares reacquired	135,392

Collateral upon return of securities loaned	376,320

Accrued fees to affiliates	38,434

Accrued other operating expenses	31,656

Trustee deferred compensation and retirement plans	14,885

Total liabilities	596,687

Net assets applicable to shares outstanding	$20,917,667

Net assets consist of:
Shares of beneficial interest	$19,930,506

Undistributed net investment income	55,122

Undistributed net realized gain (loss)	(4,090,543)

Unrealized appreciation	5,022,582

$20,917,667

Net Assets:
Series I	$20,771,751

Series II	$145,916

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	2,616,619

Series II	18,411

Series I:
Net asset value per share	$7.94

Series II:
Net asset value per share	$7.93

*	At December 31, 2010, securities with an aggregate value of $369,054 were on loan to brokers.
Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $994)	$271,420

Dividends from affiliated money market funds (includes securities lending income of $12,804)	13,053

Total investment income	284,473

Expenses:
Advisory fees	149,777

Administrative services fees	99,868

Custodian fees	14,582

Distribution fees — Series II	176

Transfer agent fees	2,899

Trustees’ and officers’ fees and benefits	16,315

Professional services fees	33,177

Other	13,540

Total expenses	330,334

Less: Fees waived and expenses reimbursed	(128,782)

Net expenses	201,552

Net investment income	82,921

Realized and unrealized gains (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $21,255)	1,767,542

Foreign currencies	(12,050)

1,755,492

Change in net unrealized appreciation (depreciation) of:
Investment securities	2,139,838

Foreign currencies	(9)

2,139,829

Net realized and unrealized gain	3,895,321

Net increase in net assets resulting from operations	$3,978,242

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Leisure Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$82,921	$127,249

Net realized gain (loss)	1,755,492	(3,631,778)

Change in net unrealized appreciation	2,139,829	8,741,336

Net increase in net assets resulting from operations	3,978,242	5,236,807

Distributions to shareholders from net investment income:
Series I	(104,603)	(347,842)

Series II	(460)	(128)

Total distributions from net investment income	(105,063)	(347,970)

Share transactions–net:
Series I	(3,420,143)	(2,556,830)

Series II	122,973	1,158

Net increase (decrease) in net assets resulting from share transactions	(3,297,170)	(2,555,672)

Net increase in net assets	576,009	2,333,165

Net assets:
Beginning of year	20,341,658	18,008,493

End of year (includes undistributed net investment income of $55,122 and $89,315, respectively)	$20,917,667	$20,341,658

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco V.I. Leisure Fund, (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as

Invesco V.I. Leisure Fund

institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the

Invesco V.I. Leisure Fund

financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.
The leisure sector depends on consumer discretionary spending, which generally falls during economic downturns. Securities of gambling casinos are often subject to high price volatility and are considered speculative. Securities of companies that make video and electronic games may be affected by the games’ risk of rapid obsolescence.
J.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Invesco V.I. Leisure Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.75%

Next $250 million	0.74%

Next $500 million	0.73%

Next $1.5 billion	0.72%

Next $2.5 billion	0.71%

Next $2.5 billion	0.70%

Next $2.5 billion	0.69%

Over $10 billion	0.68%

  Under the terms of master intergroup sub-advisory contracts between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.01% and Series II shares to 1.26% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2010, the Adviser waived advisory fees of $128,782.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2010, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $49,868 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2010, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Invesco V.I. Leisure Fund

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$21,074,558	$398,399	$—	$21,472,957

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2010, the Fund engaged in securities purchases of $198,203 and securities sales of $150,339, which resulted in net realized gains of $21,255.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $2,529 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$105,063	$347,970

Invesco V.I. Leisure Fund

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$69,788

Net unrealized appreciation — investments	5,002,245

Net unrealized appreciation (depreciation) — other investments	(97)

Temporary book/tax differences	(13,815)

Capital loss carryforward	(4,070,110)

Post-October deferrals	(850)

Shares of beneficial interest	19,930,506

Total net assets	$20,917,667

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $1,756,906 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2017	$4,070,110

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $11,625,688 and $14,768,102, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$5,068,879

Aggregate unrealized (depreciation) of investment securities	(66,634)

Net unrealized appreciation of investment securities	$5,002,245

Cost of investments for tax purposes is $16,470,712

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2010, undistributed net investment income was decreased by $12,051 and undistributed net realized gain (loss) was increased by $12,051. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Leisure Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Series I	28,641	$201,622	15,116	$86,339

Series II	28,815	204,872	195	1,057

Issued as reinvestment of dividends:
Series I	14,816	104,602	54,350	347,842

Series II	65	460	20	128

Reacquired:
Series I	(531,332)	(3,726,367)	(553,001)	(2,991,011)

Series II	(11,814)	(82,359)	(5)	(27)

Net increase (decrease) in share activity	(470,809)	$(3,297,170)	(483,325)	$(2,555,672)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 99% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net		Ratio of net
	Net asset			(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	Net		securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	gains	Distributions	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Series I
Year ended 12/31/10	$6.55	$0.03	(c)	$1.40	$1.43	$(0.04)	$—	$(0.04)	$7.94	21.88%	$20,772	1.01	%(d)	1.65	%(d)	0.41	%(d)	59%
Year ended 12/31/09	5.02	0.04	(c)	1.60	1.64	(0.11)	—	(0.11)	6.55	32.78	20,333	1.01		1.74		0.69		61
Year ended 12/31/08	12.67	0.12	(c)	(5.67)	(5.55)	(0.12)	(1.98)	(2.10)	5.02	(43.04)	18,003	1.01		1.44		1.15		7
Year ended 12/31/07	13.82	0.09		(0.15)	(0.06)	(0.24)	(0.85)	(1.09)	12.67	(0.79)	42,593	1.01		1.28		0.50		15
Year ended 12/31/06	11.86	0.07		2.83	2.90	(0.16)	(0.78)	(0.94)	13.82	24.61	52,820	1.01		1.26		0.54		14

Series II
Year ended 12/31/10	6.55	0.01	(c)	1.41	1.42	(0.04)	—	(0.04)	7.93	21.70	146	1.26	(d)	1.90	(d)	0.16	(d)	59
Year ended 12/31/09	5.02	0.02	(c)	1.61	1.63	(0.10)	—	(0.10)	6.55	32.47	9	1.26		1.99		0.44		61
Year ended 12/31/08	12.63	0.09	(c)	(5.64)	(5.55)	(0.08)	(1.98)	(2.06)	5.02	(43.17)	6	1.26		1.69		0.90		7
Year ended 12/31/07	13.78	0.05		(0.15)	(0.10)	(0.20)	(0.85)	(1.05)	12.63	(1.13)	9	1.26		1.53		0.25		15
Year ended 12/31/06	11.84	0.04		2.82	2.86	(0.14)	(0.78)	(0.92)	13.78	24.28	14	1.26		1.51		0.29		14

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s omitted) of $19,900 and $70 for Series I and Series II shares, respectively.

Invesco V.I. Leisure Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Leisure Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Leisure Fund (formerly known as AIM V.I. Leisure Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco V.I. Leisure Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,287.60	$5.82	$1,020.11	$5.14	1.01%

Series II	1,000.00	1,285.70	7.26	1,018.85	6.41	1.26

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

Invesco V.I. Leisure Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Corporate Dividends Received Reduction*	100%

*	The above percentage is based on income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Leisure Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco V.I. Mid Cap Core Equity Fund
Annual Report to Shareholders ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VIMCCE-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the 12 months ended December 31, 2010, Invesco V.I. Mid Cap Core Equity Fund lagged the broad market, as measured by the S&P 500 Index, and the Russell Midcap Index, the Fund’s style-specific benchmark. The Fund’s underweight to the consumer discretionary sector and significant underweight in real estate investment trusts (REITs) in the financials sector also largely explains why it trailed the Russell Midcap Index. The Fund’s large allocation to cash detracted from relative returns in a rising market environment. Although the Fund’s overweight position in the health care sector detracted from results relative to the benchmark, it was a positive contributor to the Fund’s absolute returns. The industrials and energy sectors were also strong contributors to the Fund’s absolute returns.
     The Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	14.11%

Series II Shares	13.78

S&P 500 Index▼ (Broad Market Index)	15.08

Russell Midcap Index▼ (Style-Specific Index)	25.48

Lipper VUF Mid-Cap Core Funds Index▼ (Peer Group)	24.74

▼	Lipper Inc.

How we invest
We seek to manage your Fund using a conservative approach to mid-cap stock investing. We seek to provide attractive upside participation during buoyant equity markets and a measure of downside protection during weak equity markets. As part of a well-diversified asset allocation strategy, the Fund may complement more aggressive or cyclical investment strategies.
     We conduct thorough fundamental research of companies and their businesses to gain a deeper understanding of their prospects, growth potential and return on invested capital (ROIC) characteristics. The process we use to identify potential investments for the Fund includes three phases: financial analysis, business analysis and valuation analysis.
     Financial analysis provides insights into historical returns on invested capital, a key indicator of business quality, and historical capital allocation, a key indicator of management quality. Business analysis, which evaluates the competitive landscape and any structural or cyclical business opportunities or threats, allows us to identify key revenue, profit and return drivers of the company. Both the financial and business analyses serve as a basis to construct valuation models that help us appraise a company’s fair value. In our valuation analysis, we use three primary techniques, including discounted cash flow, traditional valuation multiples and net asset value.
     We consider selling a stock when it exceeds our target price, we have not seen a demonstrable improvement in fundamentals or a more compelling investment opportunity exists.

Market conditions and your Fund
Equity markets were volatile during 2010 as investors weighed the competing issues of solid corporate profits and soft macroeconomic data. Corporate earnings were largely positive, but often overshadowed by concerns about high unemployment, a lack of consumer spending, soft housing data and the possibility of additional U.S. Federal Reserve accommodation. After rising through April, the major equity indexes sold off precipitously in May as the sovereign debt crisis unfolded in the eurozone while U.S. economic indicators remained weak, prompting concerns of a double-dip recession. Uncertainty created by the debt crisis combined with subdued employment, consumer spending and housing data added to concerns that the recovery was slowing to a sub-normal growth rate. Just as abruptly, however, markets reversed course and rallied again during the last four months of the year on better economic news, ending the year with double-digit gains.
     All 10 sectors within the S&P 500 Index posted gains for the year. The more economically sensitive sectors such as consumer discretionary, industrials and materials had the highest returns, while the less economically sensitive sectors such as health care and utilities had some of the lowest returns.
     Commercial vehicle parts supplier WABCO Holdings was the largest contributor to Fund returns for the period, as shares of the company more than doubled during the year. The company’s earnings rose steadily throughout the year as growth in truck and bus production accelerated across the company’s geographic business segments; the company’s operations in Europe, South America, China, India and Brazil experienced double-digit growth. Both new vehicle technology and after-market sales increased, while operating margins improved, a result of the company’s prior year cost-cutting efforts.
     Smith International, a diversified oilfield services company, was another contributor to Fund results. The company’s

Portfolio Composition
By sector

Industrials	19.3%

Health Care	17.4

Information Technology	12.2

Financials	11.3

Energy	8.3

Consumer Staples	6.3

Materials	6.1

Consumer Discretionary	5.8

Telecommunication Services	1.1

Utilities	1.1

Money Market Funds Plus
Other Assets Less Liabilities	11.1

Top 10 Equity Holdings*

1.	Symantec Corp.	3.0%

2.	ITT Corp.	2.6

3.	Safeway Inc.	2.6

4.	Boston Scientific Corp.	2.3

5.	Northern Trust Corp.	2.3

6.	Hologic, Inc.	1.9

7.	Legg Mason, Inc.	1.8

8.	Sigma-Aldrich Corp.	1.7

9.	People’s United Financial Inc.	1.6

10.	Alliant Techsystems Inc.	1.6

Total Net Assets	$473.4 million

Total Number of Holdings*	100

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
Invesco V.I. Mid Cap Core Equity Fund

merger with Schlumberger was finalized in the third quarter of 2010. We held our shares of the company through the end of the acquisition, and also retained a position in Schlumberger.
     H&R Block was the largest detractor from Fund returns as the company faced both cyclical and secular pressures. While the high unemployment rate lowered the number of tax filers, H&R Block continued to cede market share to less expensive online tax preparation providers and smaller independent providers. Shares were also negatively affected by the ongoing regulatory uncertainties with regards to mortgage repurchase liability. We sold our position in the company.
     Medical device maker Boston Scientific was another key detractor from Fund returns. Early in the year, the company reported disappointing earnings results due to eroding profit margins, and management reduced its growth outlook for 2010 as a result. In addition, sales for one of the firm’s ICD (implantable cardioverter-defibrillator) devices were halted during the period, thus weighing on the company’s stock price. However, we believe the new management team has made progress in turning around the company, and we added to our investment on weakness during the year.
     Maintaining a conservative approach is an enduring part of our investment philosophy. Amid the market’s volatility, we sought judicious long-term investments in high quality businesses. During the year, we increased our exposure to the consumer discretionary, materials, financials and industrials sectors, and reduced exposure to the health care and consumer staples sectors. These moves increased the number of holdings in the Fund, and at the end of the year, the Fund’s largest sector weightings were in information technology, health care, financials and industrials.
     Over the past year, we witnessed significant dissonance in the market between strong corporate earnings and weak or erratic macro-economic data. At some point during this period, we believe we reached a crossroads in the current market cycle: In our view, we have likely entered a phase in which the economy is transitioning from recovery to possible expansion, or at least economic sustainability. Historically, as part of these transitions, market leadership typically shifts from early cycle to late cycle companies where profit stability, earnings visibility and positive — albeit modest — growth companies are favored. We believe this transition created good opportunities for investors to upgrade the quality of their equity exposure.
     Regardless of market conditions, our goal remains the same: To serve as a conservative cornerstone for your mid-cap stock investment allocation, seeking to provide upside participation with a measure of downside protection, so that over a full market cycle we have the potential to deliver strong investment results with reduced risk relative to the benchmarks. As always, we thank you for your continued investment in Invesco V.I. Mid Cap Core Equity Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Ronald Sloan
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. Mid Cap Core Equity Fund. Mr. Sloan has worked in the investment industry since 1971 and joined Invesco in 1998. Mr. Sloan attended the University of Missouri, where he earned both a B.S. in business administration and an M.B.A.
Douglas Asiello
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Mid Cap Core Equity Fund. He joined Invesco in 2001. Mr. Asiello graduated summa cum laude with Phil Beta Kappa honors from Vanderbilt University, where he earned a B.A. in international relations and Spanish. He earned an M.B.A. with a concentration in finance from the Wharton School at the University of Pennsylvania. He also earned an M.A. in international management from the Joseph H. Lauder Institute of Management and International Studies.
Brian Nelson
Chartered Financial Analyst, portfolio manager, is manager of AIM V.I. Mid Cap Core Equity Fund. He began his investment career in 1988 and joined Invesco in 2004. He earned a B.A. from the University of California-Santa Barbara and is a member of the CFA Society of San Francisco.
Assisted by the Invesco U.S. Core Team

Invesco V.I. Mid Cap Core Equity Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Index data from 8/31/01, Fund data from 9/10/01

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or
100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception (9/10/01)		7.30%

5	Years	5.30

1	Year	14.11

Series II Shares

Inception (9/10/01)		7.04%

5	Years	5.03

1	Year	13.78
The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.07% and 1.32%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Mid Cap Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available on the Invesco automated information line, 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Mid Cap Core Equity Fund

Invesco V.I. Mid Cap Core Equity Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
     An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, ETFs may be subject to the following: a discount of the ETF’s shares to its net asset value; failure to develop an active trading market for the ETF’s shares; the listing exchange halting trading of the ETF’s shares; failure of the ETF’s shares to track the referenced index; and holding troubled securities in the referenced index. ETFs may involve duplication of management fees and certain other expenses, as the fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which each fund may invest are leveraged. The more a fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.
     The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.
     The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
     The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the fund’s ability to recover should they default.
     Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
     Holding cash or cash equivalents may negatively affect performance.
     The investment techniques and risk analysis used by the fund’s portfolio managers may not produce the desired results.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Lipper VUF Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core variable insurance underlying funds tracked by Lipper.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Mid Cap Core Equity Fund

Schedule of Investments(a)

December 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–88.86%
Aerospace & Defense–7.08%
Alliant Techsystems Inc.	102,563	$7,633,764

Goodrich Corp.	47,374	4,172,228

ITT Corp.	239,867	12,499,470

Moog Inc.–Class A(b)	106,504	4,238,859

Precision Castparts Corp.	35,776	4,980,377

		33,524,698

Air Freight & Logistics–0.95%
Expeditors International of Washington, Inc.	82,679	4,514,273

Apparel Retail–1.25%
American Eagle Outfitters, Inc.	405,672	5,934,981

Apparel, Accessories & Luxury Goods–1.79%
Carter’s, Inc.(b)	229,397	6,769,506

True Religion Apparel, Inc.(b)	75,609	1,683,056

		8,452,562

Application Software–1.20%
Adobe Systems Inc.(b)	184,977	5,693,592

Asset Management & Custody Banks–4.10%
Legg Mason, Inc.	240,800	8,733,816

Northern Trust Corp.	192,582	10,670,969

		19,404,785

Automotive Retail–0.28%
Pep Boys (The)-Manny, Moe & Jack	98,218	1,319,068

Biotechnology–1.59%
Biogen Idec Inc.(b)	71,652	4,804,267

Genzyme Corp.(b)	38,005	2,705,956

		7,510,223

Brewers–0.94%
Molson Coors Brewing Co.–Class B	88,614	4,447,537

Communications Equipment–1.47%
Motorola Solutions, Inc.(b)	766,393	6,951,184

Computer & Electronics Retail–0.21%
Best Buy Co., Inc.	29,486	1,011,075

Computer Storage & Peripherals–0.27%
NetApp, Inc.(b)	22,901	1,258,639

Construction & Engineering–1.03%
Chicago Bridge & Iron Co. N.V.–New York Shares(b)	148,698	4,892,164

Construction Materials–0.73%
CRH PLC (Ireland)	167,208	3,465,394

Construction, Farm Machinery & Heavy Trucks–1.59%
Terex Corp.(b)	201,631	6,258,626

WABCO Holdings Inc.(b)	21,213	1,292,508

		7,551,134

Data Processing & Outsourced Services–0.76%
Western Union Co. (The)	192,981	3,583,657

Department Stores–0.46%
Macy’s, Inc.	85,782	2,170,285

Distributors–0.16%
Genuine Parts Co.	15,037	772,000

Electric Utilities–0.97%
Edison International	118,852	4,587,687

Electrical Components & Equipment–1.84%
Cooper Industries PLC (Ireland)	64,968	3,786,985

Thomas & Betts Corp.(b)	101,950	4,924,185

		8,711,170

Electronic Manufacturing Services–0.71%
Molex Inc.(c)	148,034	3,363,332

Environmental & Facilities Services–1.28%
Republic Services, Inc.	202,466	6,045,635

Fertilizers & Agricultural Chemicals–0.48%
Scotts Miracle-Gro Co. (The)–Class A	44,691	2,268,962

Food Retail–3.07%
Kroger Co. (The)	95,913	2,144,615

Safeway Inc.	550,056	12,370,759

		14,515,374

Gas Utilities–0.14%
UGI Corp.	21,717	685,823

Health Care Equipment–6.15%
Boston Scientific Corp.(b)	1,454,258	11,008,733

Hologic, Inc.(b)	469,199	8,830,325

Teleflex Inc.	36,387	1,957,985

Zimmer Holdings, Inc.(b)	136,668	7,336,338

		29,133,381

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

	Shares	Value

Health Care Facilities–1.03%
Rhoen-Klinikum AG (Germany)	125,735	$2,768,941

VCA Antech, Inc.(b)	90,444	2,106,441

		4,875,382

Health Care Services–3.08%
DaVita, Inc.(b)	79,335	5,512,989

Laboratory Corp. of America Holdings(b)	43,893	3,859,073

Quest Diagnostics Inc.	96,138	5,188,568

		14,560,630

Household Products–0.66%
Energizer Holdings, Inc.(b)	42,593	3,105,030

Hypermarkets & Super Centers–1.58%
BJ’s Wholesale Club, Inc.(b)	156,236	7,483,704

Industrial Conglomerates–0.55%
Tyco International Ltd.	62,664	2,596,796

Industrial Gases–0.14%
Air Products & Chemicals, Inc.	7,555	687,127

Industrial Machinery–2.56%
Actuant Corp.–Class A	97,323	2,590,738

Danaher Corp.	19,064	899,249

Pall Corp.	42,365	2,100,457

Parker Hannifin Corp.	50,612	4,367,815

SPX Corp.	30,308	2,166,719

		12,124,978

Insurance Brokers–1.46%
Marsh & McLennan Cos., Inc.	253,291	6,924,976

Investment Banking & Brokerage–0.71%
Charles Schwab Corp. (The)	196,419	3,360,729

Leisure Products–0.63%
Hasbro, Inc.	62,852	2,965,357

Life & Health Insurance–0.79%
Torchmark Corp.	62,309	3,722,340

Life Sciences Tools & Services–4.36%
Agilent Technologies, Inc.(b)	176,480	7,311,566

Pharmaceutical Product Development, Inc.	241,518	6,554,799

Techne Corp.	31,596	2,074,909

Waters Corp.(b)	60,459	4,698,269

		20,639,543

Managed Health Care–1.44%
Aetna Inc.	219,398	6,693,833

Health Net Inc.(b)	5,348	145,947

		6,839,780

Marine–0.69%
Kirby Corp.(b)	73,786	3,250,273

Metal & Glass Containers–0.40%
Owens-Illinois, Inc.(b)	62,179	1,908,895

Mortgage REIT’s–0.22%
Annaly Capital Management Inc.	58,300	1,044,736

Multi-Sector Holdings–0.19%
PICO Holdings, Inc.(b)	28,327	900,799

Office Electronics–0.22%
Xerox Corp.	88,731	1,022,181

Office Services & Supplies–0.86%
Pitney Bowes Inc.	168,145	4,065,746

Oil & Gas Equipment & Services–4.15%
Baker Hughes Inc.	114,935	6,570,834

Cameron International Corp.(b)	80,599	4,088,787

Dresser-Rand Group, Inc.(b)	128,809	5,485,975

National Oilwell Varco Inc.	31,059	2,088,718

Schlumberger Ltd.	16,981	1,417,914

		19,652,228

Oil & Gas Exploration & Production–2.07%
Newfield Exploration Co.(b)	68,063	4,908,023

PetroQuest Energy, Inc.(b)	19,277	145,156

Pioneer Natural Resources Co.	7,591	659,051

Southwestern Energy Co.(b)	109,878	4,112,733

		9,824,963

Oil & Gas Refining & Marketing–0.62%
Valero Energy Corp.	127,937	2,957,903

Oil & Gas Storage & Transportation–1.43%
Williams Cos., Inc. (The)	273,801	6,768,361

Paper Packaging–1.01%
Sealed Air Corp.	187,458	4,770,806

Personal Products–0.10%
Avon Products, Inc.	15,614	453,743

Pharmaceuticals–1.33%
Hospira, Inc.(b)	63,622	3,543,109

Teva Pharmaceutical Industries Ltd.–ADR (Israel)	52,822	2,753,611

		6,296,720

Property & Casualty Insurance–1.68%
Axis Capital Holdings Ltd.	19,675	705,939

Progressive Corp. (The)	363,861	7,229,918

		7,935,857

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

	Shares	Value

Research & Consulting Services–0.41%
Dun & Bradstreet Corp. (The)	23,706	$1,946,026

Restaurants–0.70%
Darden Restaurants, Inc.	71,307	3,311,497

Semiconductor Equipment–0.44%
FormFactor Inc.(b)	232,197	2,061,909

Semiconductors–2.50%
Linear Technology Corp.	207,062	7,162,275

Microchip Technology Inc.(c)	70,224	2,402,363

Xilinx, Inc.	78,155	2,264,932

		11,829,570

Specialized Finance–0.54%
Moody’s Corp.	95,682	2,539,400

Specialty Chemicals–3.30%
International Flavors & Fragrances Inc.	137,260	7,630,283

Sigma-Aldrich Corp.	119,826	7,975,619

		15,605,902

Systems Software–3.07%
CA, Inc.	22,196	542,470

Symantec Corp.(b)	836,869	14,009,187

		14,551,657

Thrifts & Mortgage Finance–1.63%
People’s United Financial Inc.	551,642	7,728,504

Trucking–0.71%
Con-way Inc.	92,273	3,374,424

Wireless Telecommunication Services–1.10%
MetroPCS Communications, Inc.(b)	411,930	5,202,676

Total Common Stocks & Other Equity Interests (Cost $328,132,915)		420,659,763

Money Market Funds–13.65%
Liquid Assets Portfolio–Institutional Class(d)	32,302,319	32,302,319

Premier Portfolio–Institutional Class(d)	32,302,319	32,302,319

Total Money Market Funds (Cost $64,604,638)		64,604,638

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–102.51% (Cost $392,737,553)		485,264,401

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.75%
Liquid Assets Portfolio–Institutional Class (Cost $3,568,190)(d)(e)	3,568,190	3,568,190

TOTAL INVESTMENTS–103.26% (Cost $396,305,743)		488,832,591

OTHER ASSETS LESS LIABILITIES–(3.26)%		(15,433,018)

NET ASSETS–100.00%		$473,399,573

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2010.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $328,132,915)*	$420,659,763

Investments in affiliated money market funds, at value and cost	68,172,828

Total investments, at value (Cost $396,305,743)	488,832,591

Receivable for:
Fund shares sold	125,996

Dividends	444,819

Investment for trustee deferred compensation and retirement plans	23,261

Total assets	489,426,667

Liabilities:
Payable for:
Fund shares reacquired	11,731,561

Collateral upon return of securities loaned	3,568,190

Accrued fees to affiliates	612,980

Accrued other operating expenses	40,443

Trustee deferred compensation and retirement plans	73,920

Total liabilities	16,027,094

Net assets applicable to shares outstanding	$473,399,573

Net assets consist of:
Shares of beneficial interest	$413,564,041

Undistributed net investment income	1,024,635

Undistributed net realized gain (loss)	(33,715,723)

Unrealized appreciation	92,526,620

$473,399,573

Net Assets:
Series I	$411,812,116

Series II	$61,587,457

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	33,248,726

Series II	5,014,390

Series I:
Net asset value per share	$12.39

Series II:
Net asset value per share	$12.28

*	At December 31, 2010, securities with an aggregate value of $3,480,231 were on loan to brokers.
Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $49,336)	$5,844,679

Dividends from affiliated money market funds (includes securities lending income of $23,595)	118,551

Total investment income	5,963,230

Expenses:
Advisory fees	3,384,323

Administrative services fees	1,273,541

Custodian fees	17,846

Distribution fees — Series II	137,688

Transfer agent fees	31,903

Trustees’ and officers’ fees and benefits	28,247

Other	52,970

Total expenses	4,926,518

Less: Fees waived	(112,810)

Net expenses	4,813,708

Net investment income	1,149,522

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $674,870)	41,002,526

Foreign currencies	(54,385)

Foreign currency contracts	257,196

41,205,337

Change in net unrealized appreciation (depreciation) of:
Investment securities	18,526,310

Foreign currencies	1,559

Foreign currency contracts	(112,609)

18,415,260

Net realized and unrealized gain	59,620,597

Net increase in net assets resulting from operations	$60,770,119

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$1,149,522	$2,434,222

Net realized gain (loss)	41,205,337	(61,873,895)

Change in net unrealized appreciation	18,415,260	174,517,834

Net increase in net assets resulting from operations	60,770,119	115,078,161

Distributions to shareholders from net investment income:
Series I	(2,274,130)	(5,080,173)

Series II	(186,084)	(530,907)

Total distributions from net investment income	(2,460,214)	(5,611,080)

Distributions to shareholders from net realized gains:
Series I	—	(4,902,328)

Series II	—	(669,176)

Total distributions from net realized gains	—	(5,571,504)

Share transactions–net:
Series I	(71,565,903)	(11,987,008)

Series II	(1,706,198)	(4,824,114)

Net increase (decrease) in net assets resulting from share transactions	(73,272,101)	(16,811,122)

Net increase (decrease) in net assets	(14,962,196)	87,084,455

Net assets:
Beginning of year	488,361,769	401,277,314

End of year (includes undistributed net investment income of $1,024,635 and $2,389,712, respectively)	$473,399,573	$488,361,769

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco V.I. Mid Cap Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Invesco V.I. Mid Cap Core Equity Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Invesco V.I. Mid Cap Core Equity Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.725%

Next $500 million	0.70%

Next $500 million	0.675%

Over $1.5 billion	0.65%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2010, the Adviser waived advisory fees of $112,810.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2010, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $117,365 for accounting and fund administrative services and reimbursed $1,156,176 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2010, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Invesco V.I. Mid Cap Core Equity Fund

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$488,832,591	$—	$—	$488,832,591

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Effect of Derivative Instruments for the year ended December 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Foreign Currency Contracts*

Realized Gain
Currency risk	$257,196

Change in Unrealized Appreciation (Depreciation)
Currency risk	(112,609)

Total	$144,587

*	The average value of foreign currency contracts outstanding during the period was $290,305.

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2010, the Fund engaged in securities purchases of $12,589,221 and securities sales of $10,717,006, which resulted in net realized gains of $674,870.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $3,643 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Mid Cap Core Equity Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$2,460,214	$5,621,148

Long-term capital gain	—	5,561,436

Total distributions	$2,460,214	$11,182,584

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$1,096,457

Net unrealized appreciation — investments	89,287,047

Net unrealized appreciation (depreciation) — other investments	(228)

Temporary book/tax differences	(71,822)

Capital loss carryforward	(30,475,922)

Shares of beneficial interest	413,564,041

Total net assets	$473,399,573

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $40,263,751 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2017	$30,475,922

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $242,761,560 and $306,438,392, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$91,482,380

Aggregate unrealized (depreciation) of investment securities	(2,195,333)

Net unrealized appreciation of investment securities	$89,287,047

Cost of investments for tax purposes is $399,545,544.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2010, undistributed net investment income was decreased by $54,385 and undistributed net realized gain (loss) was increased by $54,385. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Mid Cap Core Equity Fund

NOTE 11—Share Information

	Summary of Share Activity

	Years ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Series I	1,854,251	$21,138,305	3,776,568	$34,511,811

Series II	2,043,008	22,984,219	1,852,803	16,828,951

Issued as reinvestment of dividends:
Series I	201,607	2,274,130	939,088	9,982,501

Series II	16,630	186,084	113,860	1,200,083

Reacquired:
Series I	(8,395,150)	(94,978,338)	(6,211,044)	(56,481,320)

Series II	(2,228,501)	(24,876,501)	(2,477,573)	(22,853,148)

Net increase (decrease) in share activity	(6,508,155)	$(73,272,101)	(2,006,298)	$(16,811,122)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 74% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
				Net gains								expenses		expenses
				(losses)								to average		to average net		Ratio of net
	Net asset			on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net		(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	gains	Distributions	of period	return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Series I
Year ended 12/31/10	$10.92	$0.03	(c)	$1.50	$1.53	$(0.06)	$—	$(0.06)	$12.39	14.11%	$411,812	1.01	%(d)	1.03	%(d)	0.27	%(d)	61%
Year ended 12/31/09	8.59	0.06	(c)	2.53	2.59	(0.13)	(0.13)	(0.26)	10.92	30.21	432,233	1.02		1.04		0.60		41
Year ended 12/31/08	14.57	0.14	(c)	(4.33)	(4.19)	(0.22)	(1.57)	(1.79)	8.59	(28.52)	352,788	1.01		1.04		1.05		62
Year ended 12/31/07	13.52	0.19		1.11	1.30	(0.04)	(0.21)	(0.25)	14.57	9.55	585,608	1.00		1.01		1.23		62
Year ended 12/31/06	13.61	0.14		1.39	1.53	(0.14)	(1.48)	(1.62)	13.52	11.24	581,154	1.04		1.04		0.93		83

Series II
Year ended 12/31/10	10.83	0.00	(c)	1.49	1.49	(0.04)	—	(0.04)	12.28	13.78	61,587	1.26	(d)	1.28	(d)	0.02	(d)	61
Year ended 12/31/09	8.52	0.03	(c)	2.51	2.54	(0.10)	(0.13)	(0.23)	10.83	29.85	56,129	1.27		1.29		0.35		41
Year ended 12/31/08	14.45	0.10	(c)	(4.28)	(4.18)	(0.18)	(1.57)	(1.75)	8.52	(28.68)	48,489	1.26		1.29		0.80		62
Year ended 12/31/07	13.42	0.13		1.12	1.25	(0.01)	(0.21)	(0.22)	14.45	9.29	79,079	1.25		1.26		0.98		62
Year ended 12/31/06	13.52	0.10		1.38	1.48	(0.10)	(1.48)	(1.58)	13.42	10.98	56,766	1.29		1.29		0.68		83

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s) of $411,728 and $55,075 for Series I and Series II shares, respectively.

Invesco V.I. Mid Cap Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Mid Cap Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Mid Cap Core Equity Fund, (formerly known as AIM V.I. Mid Cap Core Equity; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco V.I. Mid Cap Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,194.70	$5.53	$1,020.16	$5.09	1.00%

Series II	1,000.00	1,191.70	6.91	1,018.90	6.36	1.25

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Mid Cap Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Corporate Dividends Received Deduction*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco V.I. Money Market Fund
Annual Report to Shareholders ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VIMKT-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion

Fund information
This annual report on the performance of Invesco V.I. Money Market Fund covers the 12 months ended December 31, 2010.
     As of December 31, 2010:
■	The Fund had 23 holdings.

■	The Fund’s net assets totaled $26.6 million.

■	The Fund’s weighted average maturity was 16.76 days.

■	The Fund’s weighted average life was 16.76 days.

How we invest
Your Fund invests only in high-quality U.S. dollar-denominated short-term fixed-income obligations. During the fiscal year, as always, your Fund focused on three objectives:
■	Safety of principal

■	Liquidity

■	The highest possible yield consistent with safety of principal

Market conditions and your Fund
Economic uncertainty caused investors to seek out relatively safe, liquid and short-term investments for much of the period covered by this report. Strong demand for such investments and the monetary policies of the U.S. Federal Reserve (the Fed) were among the factors that caused yields on money market funds to remain low.
     Although it was somewhat anemic and uneven, the economic expansion that began in the second half of 2009 continued in 2010. Gross domestic product (GDP), the broadest measure of overall U.S. economic activity, rose at annualized rates of 3.7%, 1.7% and 2.6% in the first, second and third quarters of 2010, respectively.1 The government’s initial estimate, subject to revision, of fourth quarter GDP growth was 3.2%.1
     Despite this growth in the economy, unemployment remained stubbornly high and hovered near double-digits for most of the year covered by this report. Unemployment stood at 9.7% in January 2010 and declined only modestly to 9.4% by year-end.2 Among those who remained in the workforce, job insecurity was widespread – one reason many Americans spent less and saved more of their income.
     In its final interest rate announcement of 2010, the Fed stated that “the economic recovery is continuing, though at a rate that has been insufficient to bring down unemployment.”3 The Fed added that:
■	Household spending was increasing at a moderate pace but continued to be hampered by high unemployment, modest income growth, lower housing wealth and tight credit.

■	Business spending on equipment was rising, but more slowly than earlier in the year.

■	The housing sector remained depressed.

■	Employers remained reluctant to add to their payrolls.

■	Measures of underlying inflation were somewhat low.
     These were among the factors that prompted the Fed to keep its federal funds target rate unchanged in a range of zero to 0.25% – and among the factors that it said “are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”3
     In early November, the Fed unveiled a plan to expand its purchase of longer term Treasury securities by $600 billion, or $75 billion per month, through mid-2011.3 This second round of “quantitative easing” is intended to force down yields on Treasury bonds (and interest rates closely tied to U.S. Treasury yields), thereby stimulating the economy. An earlier round of quantitative easing, in which the Fed purchased $1.7 trillion of Treasury and mortgage-backed securities between late 2008 and early 2010, was considered crucial in preventing an economic meltdown.4
     Over the course of the year covered by this report, yields on short-term Treasury bills increased slightly while yields on long-term bonds declined slightly. From December 31, 2009 to December 31, 2010, yields on three-month Treasury notes rose from 0.07% to 0.13%.5 During the same period, yields on 30-year Treasury bonds declined from 4.64% to 4.35%.5 Low yields on short-term Treasuries were chiefly due to the Fed’s accommodative monetary policies – as well as strong investor demand for relatively safe, liquid and short-term investments during a period of economic uncertainty. Because money market funds invest in such securities, the yield you earned on your investment in Invesco V.I. Money Market Fund remained low throughout the period covered by this report.
     On a positive note, at the close of the reporting period, the yield curve was positive (meaning that short-term yields were lower than longer-term yields). A yield curve is a graph that shows the yields of similarly rated fixed income investments according to their maturities. While no one can predict the future performance of the economy, positive yield curves historically have signaled economic expansion.
     Thank you for investing with us.

1	Bureau of Economic Analysis

2	Bureau of Labor Statistics

3	U.S. Federal Reserve

4	The Wall Street Journal

5	Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Team managed by Invesco Advisers, Inc.

Invesco V.I. Money Market Fund

Invesco V.I. Money Market Fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.
     The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
     The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.
     The value of, payment of interest and repayment of principal with respect to, and the ability of the Fund to sell, a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions. Failure of the issuer of a municipal security to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the value of such security.
     The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing; changes in government regulation and interest rates; and overall economy.
     The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
     The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
     The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
     If the seller of a repurchase agreement in which the Fund invests defaults on its obligation or declares bankruptcy, the Fund may experience delays in selling the securities underlying the repurchase agreement, resulting in losses.

Portfolio Composition by Maturity
In days, as of 12/31/10

1-7	73.8%

8-30	11.3

31-60	7.5

61-90	3.8

91-180	3.6
The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 of the Investment Company Act of 1940.
Invesco V.I. Money Market Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. For the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
     An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Invesco V.I. Money Market Fund

Schedule of Investments

December 31, 2010

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Variable Rate Demand Notes–30.33%(a)
Credit Enhanced–30.33%
Benjamin Rose Institute (The) (Kethley House); Series 2005, VRD Taxable Notes (LOC–JPMorgan Chase Bank, N.A.)(b)	0.34%	12/01/28	$1,800	$1,800,000

Collier (County of), Florida Industrial Development Authority (Allete, Inc.); Series 2006, Ref. VRD IDR (LOC–Wells Fargo Bank, N.A.)(b)	0.40%	10/01/25	1,000	1,000,000

Hamilton (County of), Ohio (Children’s Hospital Medical Center); Series 1997 A, VRD Hospital Facilities RB (LOC–PNC Bank, N.A.)(b)	0.34%	05/15/17	600	600,000

Miami-Dade (County of), Florida Industrial Development Authority (Professional Modification Services, Inc.); Series 1998, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(b)	0.40%	08/01/18	1,000	1,000,000

Nashville (City of) & Davidson (County of), Tennessee Metropolitan Government Industrial Development Board (L & S, LLC); Series 2001, VRD IDR (LOC–JPMorgan Chase Bank, N.A.)(b)	0.34%	03/01/26	520	520,000

Pitney Road Partners, LLC; Series 2008, VRD Notes (CEP–General Electric Capital Corp.)(c)	0.44%	07/01/25	2,260	2,260,000

Rock Island (County of), Illinois Metropolitan Airport Authority (Quad City International Airport Air Freight Project); Series 1998 A, VRD Priority RB (LOC–U.S. Bank, N.A.)(b)	0.55%	12/01/18	390	390,000

St. Paul (City of), Minnesota Port Authority; Series 2009-10 CC, VRD District Cooling RB (LOC–Deutsche Bank AG)(b)(d)	0.30%	03/01/29	500	500,000

Total Variable Rate Demand Notes (Cost $8,070,000)				8,070,000

Commercial Paper–26.69%(e)
Asset-Backed Securities–Consumer Receivables–3.76%
Thames Asset Global Securitization No. 1, Inc.(c)(d)	0.25%	01/12/11	1,000	999,924

Asset-Backed Securities–Fully Supported Bank–15.03%
Concord Minutemen Capital Co., LLC–Series A, (Multi-CEP’s-Liberty Hampshire Co., LLC; agent)(c)(d)	0.37%	02/01/11	1,000	999,681

Crown Point Capital Co., LLC–Series A, (Multi-CEP’s-Liberty Hampshire Co., LLC; agent)(c)(d)	0.40%	01/05/11	1,000	999,956

Grampian Funding Ltd./LLC (CEP–Lloyds TSB Bank PLC)(c)(d)	0.30%	02/17/11	1,000	999,608

Lexington Parker Capital Co., LLC (Multi CEP’s-Liberty Hemisphere Co., LLC; agent)(c)(d)	0.40%	01/11/11	1,000	999,889

				3,999,134

Asset-Backed Securities–Securities–3.76%
Solitaire Funding Ltd./LLC(c)(d)	0.26%	01/06/11	1,000	999,964

Life & Health Insurance–4.14%
Metlife Short Term Funding LLC(c)	0.25%	01/05/11	1,100	1,099,969

Total Commercial Paper (Cost $7,098,991)				7,098,991

Certificates of Deposit–15.04%
Barclays Bank PLC	0.33%	03/02/11	1,000	1,000,000

Deutsche Bank A.G.	0.23%	01/03/11	1,000	1,000,000

Mitsubishi UFJ Trust & Banking Corp.	0.29%	01/18/11	1,000	1,000,000

Societe Generale	0.29%	01/05/11	1,000	1,000,000

Total Certificates of Deposit (Cost $4,000,000)				4,000,000

Medium-Term Notes–3.71%
European Investment Bank, Sr. Unsec. Global MTN(d) (Cost $987,264)	5.25%	06/15/11	968	987,264

TOTAL INVESTMENTS (excluding Repurchase Agreements)–75.77% (Cost $20,156,255)				20,156,255

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Money Market Fund

	Interest	Maturity	Repurchase
	Rate	Date	Amount	Value

Medium-Term Notes–(continued)

	Interest	Maturity	Repurchase
	Rate	Date	Amount	Value

Repurchase Agreements–24.32%(f)
BMO Capital Markets Corp., Joint agreement dated 12/31/10, aggregate maturing value $940,018,017 (collateralized by U.S. Treasury obligations valued at $958,800,026; 0%-5.00%, 01/27/11-02/15/40),	0.23%	01/03/11	$4,069,443	$4,069,365

BNP Paribas, Joint agreement dated 12/31/10, aggregate maturing value $592,016,280 (collateralized by U.S. Government sponsored agency & Corporate obligations valued at $607,601,359; 0%-7.50%, 11/21/12-01/25/48),	0.33%	01/03/11	1,200,033	1,200,000

Wells Fargo Securities, LLC, Joint agreement dated 12/31/10, aggregate maturing value $700,014,583 (collateralized by Corporate obligations valued at $735,000,000; 0%-9.13%, 01/05/11-01/01/99),	0.25%	01/03/11	1,200,025	1,200,000

Total Repurchase Agreements (Cost $6,469,365)				6,469,365

TOTAL INVESTMENTS–100.09% (Cost $26,625,620)(g)(h)				26,625,620

OTHER ASSETS LESS LIABILITIES–(0.09%)				(23,003)

NET ASSETS–100.00%				$26,602,617

Investment Abbreviations:

CEP	– Credit Enhancement Provider
IDR	– Industrial Development Revenue Bonds
LOC	– Letter of Credit
MTN	– Medium-Term Notes
RB	– Revenue Bonds
Ref.	– Refunding
Sr.	– Senior
Unsec.	– Unsecured
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2010.
(b)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2010 was $9,358,991, which represented 35.18% of the Fund’s Net Assets.
(d)	The security is credit guaranteed, enhanced or has credit risk by a foreign entity. The foreign credit exposure to countries other than the United States of America (as a percentage of net assets) is summarized as follows: United Kingdom: 22.6%; other countries less than 5% each: 10.1%.
(e)	Security may be traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(f)	Principal amount equals value at period end. See Note 1I.
(g)	Also represents cost for federal income tax purposes.
(h)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage

JPMorgan Chase Bank, N.A.	12.5%

Liberty Hampshire Co.	11.3

General Electric Capital Corp.	8.5

Wells Fargo Bank, N.A.	8.3

Deutsche Bank AG	5.6

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Money Market Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, excluding repurchase agreements, at value and cost	$20,156,255

Repurchase agreements, at value and cost	6,469,365

Total investments, at value and cost	26,625,620

Receivables for:
Fund shares sold	36,571

Interest	5,769

Investment for trustee deferred compensation and retirement plans	41,479

Total assets	26,709,439

Liabilities:
Payable for:
Fund shares reacquired	5,363

Accrued fees to affiliates	23,840

Accrued other operating expenses	27,430

Trustee deferred compensation and retirement plans	50,189

Total liabilities	106,822

Net assets applicable to shares outstanding	$26,602,617

Net assets consist of:
Shares of beneficial interest	$26,604,760

Undistributed net realized gain (loss)	(2,143)

$26,602,617

Net Assets:
Series I	$25,578,381

Series II	$1,024,236

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	25,579,294

Series II	1,024,040

Series I:
Net asset value per share	$1.00

Series II:
Net asset value per share	$1.00

Statement of Operations

For the year ended December 31, 2010

Investment income:
Interest	$104,373

Expenses:
Advisory fees	122,854

Administrative services fees	102,235

Custodian fees	11,562

Distribution fees – Series II	3,254

Transfer agent fees	6,104

Trustees’ and officers’ fees and benefits	16,769

Professional services fees	37,167

Other	13,511

Total expenses	313,456

Less: Fees waived and expenses reimbursed	(264,754)

Net expenses	48,702

Net investment income	55,671

Net realized gain (loss) from investment securities	(2,143)

Net increase in net assets resulting from operations	$53,528

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Money Market Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$55,671	$50,085

Net realized gain (loss)	(2,143)	—

Net increase in net assets resulting from operations	53,528	50,085

Distributions to shareholders from net investment income:
Series I	(53,205)	(48,846)

Series II	(2,466)	(1,239)

Total distributions from net investment income	(55,671)	(50,085)

Share transactions-net:
Series I	(7,905,234)	(15,518,673)

Series II	(665,170)	(576,067)

Net increase (decrease) in net assets resulting from share transactions	(8,570,404)	(16,094,740)

Net increase (decrease) in net assets	(8,572,547)	(16,094,740)

Net assets:
Beginning of year	35,175,164	51,269,904

End of year	$26,602,617	$35,175,164

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco V.I. Money Market Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.
Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the

Invesco V.I. Money Market Fund

Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly to separate accounts of participating insurance companies. Distributions from net realized gain, if any, are generally paid annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are securities consistent with the Fund’s investment objectives and may consist of U.S. Government Securities, U.S. Government Sponsored Agency Securities and/or, Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.40%

Over $250 million	0.35%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Invesco V.I. Money Market Fund

  The Adviser has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual Fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waiver and/or expense reimbursment to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales (4) extraordinary or non-routine items; (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012.
  The Adviser and/or Invesco Distributors, Inc., (“IDI”) voluntarily agreed to waive fees and/or reimbursed expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended December 31, 2010, Invesco voluntarily waived advisory fees of $122,854 and reimbursed class level expenses of $132,769 and 9,131 for Series I and Series II Shares, respectively.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2010, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $52,235 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2010, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Short-term Investments	$—	$26,625,620	$—	$26,625,620

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or

Invesco V.I. Money Market Fund

common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2010, the Fund engaged in securities purchases of $1,520,060 and securities sales of $660,016.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $2,558 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$55,671	$50,085

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$46,443

Temporary book/tax differences	(46,443)

Capital loss carryforward	(2,143)

Shares of beneficial interest	26,604,760

Total net assets	$26,602,617

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Capital Loss
Expiration	Carryforward*

December 31, 2018	$2,143

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

Invesco V.I. Money Market Fund

NOTE 8—Share Information

	Summary of Share Activity

	Years ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Series I	9,579,686	$9,579,686	14,958,501	$14,958,537

Series II	36,103	36,103	51,965	51,965

Issued as reinvestment of dividends:
Series I	53,205	53,205	48,883	48,846

Series II	2,466	2,466	1,238	1,239

Reacquired:
Series I	(17,538,125)	(17,538,125)	(30,526,056)	(30,526,056)

Series II	(703,739)	(703,739)	(629,271)	(629,271)

Net increase (decrease) in share activity	(8,570,404)	$(8,570,404)	(16,094,740)	$(16,094,740)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 92% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 9—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
										expenses		expenses
										to average		to average net		Ratio of net
	Net asset			Net gains		Dividends				net assets		assets without		investment
	value,	Net		(losses)	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		on securities	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average
	of period	income		(realized)	operations	income	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets

Series I
Year ended 12/31/10	$1.00	$0.00	(b)	$(0.00)	$0.00	$(0.00)	$1.00	0.18%	$25,578	0.16	%(c)	1.01	%(c)	0.18	%(c)
Year ended 12/31/09	1.00	0.00	(b)	—	0.00	(0.00)	1.00	0.11	33,486	0.65		0.90		0.11
Year ended 12/31/08	1.00	0.02	(b)	—	0.02	(0.02)	1.00	2.04	49,004	0.86		0.86		2.02
Year ended 12/31/07	1.00	0.04		—	0.04	(0.04)	1.00	4.54	46,492	0.86		0.86		4.45
Year ended 12/31/06	1.00	0.04		—	0.04	(0.04)	1.00	4.27	43,568	0.90		0.90		4.20

Series II
Year ended 12/31/10	1.00	0.00	(b)	(0.00)	0.00	(0.00)	1.00	0.18	1,024	0.16	(c)	1.26	(c)	0.18	(c)
Year ended 12/31/09	1.00	0.00	(b)	—	0.00	(0.00)	1.00	0.06	1,690	0.70		1.15		0.06
Year ended 12/31/08	1.00	0.02	(b)	—	0.02	(0.02)	1.00	1.78	2,266	1.11		1.11		1.77
Year ended 12/31/07	1.00	0.04		—	0.04	(0.04)	1.00	4.28	2,515	1.11		1.11		4.20
Year ended 12/31/06	1.00	0.04		—	0.04	(0.04)	1.00	4.01	2,341	1.15		1.15		3.95

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)	Calculated using average shares outstanding.
(c)	Ratios are based on average daily net assets (000’s) of $29,412 and $1,302 for Series I and Series II shares, respectively.

Invesco V.I. Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Money Market Fund (formerly known as AIM V.I. Money Market Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco V.I. Money Market Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,000.40	$1.36	$1,023.84	$1.38	0.27%

Series II	1,000.00	1,000.40	1.36	1,023.84	1.38	0.27

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Money Market Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Corporate Dividends Received Deduction*	0%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Money Market Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217-1431

T-4

Invesco V.I. Small Cap Equity Fund
Annual Report to Shareholders ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VISCE-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended December 31, 2010, Series I shares of Invesco V.I. Small Cap Equity Fund had double-digit, positive returns and outperformed versus the Fund’s style-specific index, the Russell 2000 Index, driven primarily by stock selection across a number of sectors.
     The Fund also outperformed versus the broad market, as measured by the S&P 500 Index, as small-cap stocks generally outperformed versus large-cap stocks during the period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	28.54%

Series II Shares	28.21

S&P 500 Index▼ (Broad Market Index)	15.08

Russell 2000 Index▼ (Style-Specific Index)	26.85

Lipper VUF Small-Cap Core Funds Index▼ (Peer Group)	25.20

▼Lipper Inc.

How we invest
Our investment process seeks to identify attractively valued small-cap companies with high-growth potential, demonstrated by consistent and accelerating revenue and earnings growth.
     We begin with a quantitative model that ranks companies based on a set of fundamental, valuation and timeliness factors. This proprietary model provides an objective approach to identifying new investment opportunities, as the highest ranked stocks become the primary focus of our research efforts.
     Our stock selection process is based on a rigorous three-step process:
1.	Fundamental analysis. Building financial models and conducting in-depth interviews with company management.

2.	Valuation analysis. Identifying attractively valued stocks given their growth potential over a one- to two-year horizon.

3.	Timeliness analysis. Identifying the “timeliness” of a stock purchase. We review trading volume characteristics and trend analysis to make sure there are no signs of the stock deterioration. This also serves as a risk management measure that helps us confirm our high conviction candidates.
     Portfolio construction plays an important role in risk management. We align the Fund with the S&P 600 Small Cap Index, the benchmark we believe represents the small-cap core asset class. We seek to manage risk by keeping the Fund’s sector weightings in line with the benchmark by staying fully diversified in all those sectors. We also seek to limit stock-specific risk by investing in typically 120 to 130 holdings.

     We consider selling a stock when it no longer meets our investment criteria, based on:
■	Our original investment thesis is not valid because the fundamentals are no longer intact.

■	The price target set at purchase is exceeded.

■	The company’s timeliness profile deteriorates.

Market conditions and your Fund
The U.S. economy provided signs of improvement during the Fund’s fiscal year, potentially indicating that the economy has transitioned from a contraction phase into an expansionary phase. Nevertheless, the pace of recovery remained modest and the transition from government stimulus-induced growth to private economic recovery was uncertain.
     The U.S. Federal Reserve’s (the Fed) federal funds target rate remained low in a range of zero to 0.25%.1 Real gross domestic product (GDP) registered positive growth during the reporting period with quarterly increases of 3.7%, 1.7% and 2.6% for the first, second and third quarters of 2010, respectively.2 Inflation, measured by the seasonally-adjusted Consumer Price Index, remained relatively benign. While labor markets improved as layoffs moderated, new hiring remained quite weak. Unemployment, after climbing steadily throughout 2009, fell slightly during 2010 to a rate of 9.4% nationwide as of December 2010.3
     While stock market volatility increased significantly during the fiscal year, indexes measuring the performance of large-, mid- and small-cap stocks finished the period with positive, double-digit

Portfolio Composition
By sector

Information Technology	18.0%

Consumer Discretionary	16.9

Industrials	16.7

Financials	15.6

Health Care	10.0

Energy	8.7

Materials	6.0

Consumer Staples	2.1

Utilities	1.3

Telecommunication Services	0.8

Money Market Funds Plus
Other Assets Less Liabilities	3.9

Top 10 Equity Holdings*

1.	Ariba Inc.	1.9%

2.	Titan International, Inc.	1.7

3.	TIBCO Software, Inc.	1.6

4.	TRW Automotive Holdings Corp.	1.6

5.	JDS Uniphase Corp.	1.3

6.	Dillard’s, Inc.	1.3

7.	Quest Software, Inc.	1.2

8.	Phillips-Van Heusen Corp.	1.2

9.	Gardner Denver Inc.	1.2

10.	OSI Systems, Inc.	1.2

Top Five Industries*

1.	Regional Banks	6.4%

2.	Restaurants	4.5

3.	Application Software	3.8

4.	Oil & Gas Equipment & Services	3.7

5.	Environmental & Facilities Services	3.1

Total Net Assets	$254.6 million

Total Number of Holdings*	104

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
Invesco V.I. Small Cap Equity Fund

returns. In terms of investment style, growth stocks generally outperformed value stocks. The sectors with the highest returns in the Russell 2000 Index included more economically sensitive sectors such as information technology (IT), consumer discretionary and industrials, as well as the energy and materials sectors. Conversely, more defensive sectors such as utilities, health care and telecommunication services had the lowest returns but were still in positive territory.
     The Fund had double-digit absolute returns and outperformed versus the Russell 2000 Index primarily due to stock selection in the health care and industrials sectors. The Fund also outperformed by a narrow margin in other sectors, including utilities, consumer staples and consumer discretionary.
     The Fund outperformed by the widest margin in the health care sector, driven by stock selection in the pharmaceutical/ biotechnology/life sciences industry groups. Two holdings in this area made strong contributions to performance: Biovail and Viropharma. Biovail is no longer held by the Fund. A third health care holding that made a key contribution to performance was endovascular device maker ev3. The stock price of this holding appreciated following the announcement that the company would be acquired by a competitor. We sold the Fund’s position in this holding after the positive news, locking in gains for shareholders.
     The Fund also outperformed in the industrials sector due to stock selection. Two of the leading contributors to overall Fund performance were industrial wheel and tire maker Titan International and electrical products maker Baldor Electric. Titan benefited from significantly improved demand for its products during the year. The stock price of Baldor Electric appreciated following the announcement that the company was being acquired at a premium by a competitor. We subsequently sold the Fund’s position in this holding, locking in gains for shareholders.
     Some of this outperformance was offset by underperformance in other sectors, including IT, financials and energy. The Fund underperformed by the widest margin in the IT sector, driven by stock selection. Two holdings in the technology hardware and equipment industry group were among the leading detractors to performance during the period: communication products and services provider Comtech Telecommunications and broadband products and services provider Arris Group. We sold the Fund’s position in both holdings due to deteriorating fundamentals.
     Underperformance in the financials sector was also due to stock selection. One holding that detracted from performance was investment management firm GAMCO Investors. GAMCO is no longer held by the Fund.
     The Fund also underperformed in the energy sector due to stock selection. One of the leading detractors to performance was natural gas and oil production holding Comstock Resources. This company had weak performance as natural gas prices continued to fall during much of the period. Arena Resources was also a key detractor to performance. Arena Resources is no longer held by the Fund.
     During the year, the most significant positioning changes included additions in the consumer discretionary and materials sectors. Purchases in these sectors were funded by reducing exposure to the health care, IT, industrials and telecommunication services sectors. All changes to the Fund were based on our bottom-up stock selection process of identifying high-quality growth companies trading at what we believe are attractive valuations.
     As we’ve discussed, the stock market experienced significant volatility during the fiscal year. We would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult your financial adviser to discuss your individual financial program. We thank you for your commitment to Invesco V.I. Small Cap Equity Fund.
1	U.S. Federal Reserve

2	Bureau of Economic Analysis

3	U.S. Bureau of Labor Statistics
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Juliet Ellis
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. Small Cap Equity Fund. Ms. Ellis joined Invesco in 2004. She began her investment career in 1981. Ms. Ellis earned a B.A. in economics and political science from Indiana University.
Juan Hartsfield
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Small Cap Equity Fund. Mr. Hartsfield joined Invesco in 2004. He earned a B.S. in petroleum engineering from The University of Texas at Austin and an M.B.A. from the University of Michigan.

Invesco V.I. Small Cap Equity Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund data from 8/29/03, index data from 8/31/03

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or
100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception	(8/29/03)	8.20%

5 Years		5.76

1 Year		28.54

Series II Shares

Inception	(8/29/03)	7.95%

5 Years		5.48

1 Year		28.21
The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.09% and 1.34%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Small Cap Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

Invesco V.I. Small Cap Equity Fund

Invesco V.I. Small Cap Equity Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, ETFs may be subject to the following: a discount of the ETF’s shares to its net asset value; failure to develop an active trading market for the ETF’s shares; the listing exchange halting trading of the ETF’s shares; failure of the ETF’s shares to track the referenced index; and holding troubled securities in the referenced index. ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain shares of the ETFs in which each fund may invest are leveraged. The more a fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.
     Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
     The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
     The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Lipper VUF Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core variable insurance underlying funds tracked by Lipper.
     The S&P 600® Small Cap Index is an unmanaged index considered representative of small-cap stocks managed by Standard and Poor’s and covers a broad range of small-cap stocks in the U.S.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the
Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally classified according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Small Cap Equity Fund

Schedule of Investments(a)

December 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–96.09%
Advertising–1.15%
Interpublic Group of Cos., Inc. (The)(b)	276,299	$2,934,295

Aerospace & Defense–1.98%
AAR Corp.(b)	91,746	2,520,263

Aerovironment Inc.(b)	40,728	1,092,732

Curtiss-Wright Corp.	43,397	1,440,780

		5,053,775

Agricultural Products–1.11%
Corn Products International, Inc.	61,314	2,820,444

Air Freight & Logistics–1.14%
UTI Worldwide, Inc.	136,791	2,899,969

Apparel Retail–1.94%
Genesco Inc.(b)	69,827	2,617,814

Finish Line, Inc. (The)–Class A	134,329	2,309,116

		4,926,930

Apparel, Accessories & Luxury Goods–2.07%
Hanesbrands, Inc.(b)	84,315	2,141,601

Phillips-Van Heusen Corp.	49,635	3,127,501

		5,269,102

Application Software–3.83%
Parametric Technology Corp.(b)	112,804	2,541,474

Quest Software, Inc.(b)	112,956	3,133,400

TIBCO Software, Inc.(b)	207,193	4,083,774

		9,758,648

Asset Management & Custody Banks–1.78%
Affiliated Managers Group, Inc.(b)	21,846	2,167,560

SEI Investments Co.	98,920	2,353,307

		4,520,867

Auto Parts & Equipment–2.73%
Dana Holding Corp.(b)	167,987	2,891,056

TRW Automotive Holdings Corp.(b)	76,857	4,050,364

		6,941,420

Automotive Retail–0.85%
Penske Automotive Group, Inc.(b)	124,589	2,170,340

Casinos & Gaming–0.81%
Bally Technologies Inc.(b)	49,065	2,070,052

Coal & Consumable Fuels–1.04%
James River Coal Co.(b)	104,283	2,641,488

	Shares
Communications Equipment–2.10%
JDS Uniphase Corp.(b)	236,224	3,420,524

Tellabs, Inc.	285,717	1,937,161

		5,357,685

Construction, Farm Machinery & Heavy Trucks–2.47%
Titan International, Inc.(c)	224,505	4,386,828

Trinity Industries, Inc.	71,146	1,893,195

		6,280,023

Data Processing & Outsourced Services–1.10%
Wright Express Corp.(b)	60,864	2,799,744

Department Stores–1.28%
Dillard’s, Inc.–Class A	85,852	3,257,225

Diversified Chemicals–0.97%
FMC Corp.	31,052	2,480,744

Diversified Metals & Mining–1.00%
Compass Minerals International, Inc.	28,607	2,553,747

Electrical Components & Equipment–2.35%
Belden Inc.	82,416	3,034,557

GrafTech International Ltd.(b)	149,092	2,957,986

		5,992,543

Electronic Equipment & Instruments–1.82%
OSI Systems, Inc.(b)	85,237	3,099,217

Rofin-Sinar Technologies, Inc.(b)	43,463	1,540,329

		4,639,546

Environmental & Facilities Services–3.08%
ABM Industries Inc.	111,527	2,933,160

Team, Inc.(b)	115,130	2,786,146

Waste Connections, Inc.	77,017	2,120,278

		7,839,584

Gas Utilities–1.34%
Energen Corp.	31,066	1,499,245

UGI Corp.	60,891	1,922,938

		3,422,183

Health Care Distributors–0.65%
Owens & Minor, Inc.	56,555	1,664,414

Health Care Equipment–0.80%
Teleflex, Inc.	37,994	2,044,457

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

	Shares	Value

Health Care Facilities–2.15%
Hanger Orthopedic Group, Inc.(b)	117,501	$2,489,846

Universal Health Services, Inc.–Class B	68,466	2,972,794

		5,462,640

Health Care Services–0.71%
Gentiva Health Services, Inc.(b)	67,649	1,799,463

Health Care Supplies–1.06%
Cooper Cos., Inc. (The)	47,786	2,692,263

Health Care Technology–0.66%
Omnicell, Inc.(b)	115,587	1,670,232

Home Furnishings–0.89%
Ethan Allen Interiors Inc.	113,560	2,272,336

Industrial Machinery–3.04%
Gardner Denver Inc.	45,406	3,124,841

IDEX Corp.	64,365	2,517,959

Valmont Industries, Inc.	23,521	2,087,018

		7,729,818

Insurance Brokers–0.80%
Arthur J. Gallagher & Co.	70,439	2,048,366

Integrated Telecommunication Services–0.85%
Alaska Communications Systems Group Inc.	193,990	2,153,289

Internet Software & Services–1.93%
GSI Commerce, Inc.(b)	75,731	1,756,959

Open Text Corp. (Canada)(b)	48,370	2,227,922

ValueClick, Inc.(b)	57,532	922,238

		4,907,119

Investment Banking & Brokerage–0.80%
KBW Inc.	73,122	2,041,566

IT Consulting & Other Services–0.82%
CACI International Inc.–Class A(b)	39,156	2,090,930

Life Sciences Tools & Services–1.18%
Dionex Corp.(b)	25,506	3,009,963

Metal & Glass Containers–0.89%
AptarGroup, Inc.	47,656	2,266,996

Movies & Entertainment–0.67%
World Wrestling Entertainment, Inc.–Class A(c)	119,952	1,708,117

Office REIT’s–1.50%
Alexandria Real Estate Equities, Inc.	25,624	1,877,214

Digital Realty Trust, Inc.(c)	37,900	1,953,366

		3,830,580

Oil & Gas Drilling–0.99%
Patterson-UTI Energy, Inc.	117,395	2,529,862

Oil & Gas Equipment & Services–3.69%
Complete Production Services, Inc.(b)	86,474	2,555,307

Dresser-Rand Group, Inc.(b)	60,800	2,589,472

Lufkin Industries, Inc.	27,700	1,728,203

Oceaneering International, Inc.(b)	34,408	2,533,461

		9,406,443

Oil & Gas Exploration & Production–1.88%
Comstock Resources, Inc.(b)	15,364	377,340

Forest Oil Corp.(b)	74,312	2,821,627

SandRidge Energy Inc.(b)	215,573	1,577,994

		4,776,961

Oil & Gas Refining & Marketing–1.07%
Frontier Oil Corp.(b)	151,831	2,734,476

Packaged Foods & Meats–0.99%
TreeHouse Foods, Inc.(b)	49,259	2,516,642

Paper Products–1.04%
Schweitzer-Mauduit International, Inc.	42,039	2,645,094

Pharmaceuticals–2.76%
Valeant Pharmaceuticals International, Inc.	81,278	2,299,355

ViroPharma Inc.(b)	175,234	3,035,053

VIVUS, Inc.(b)(c)	179,312	1,680,153

		7,014,561

Property & Casualty Insurance–1.61%
FPIC Insurance Group, Inc.(b)	47,174	1,743,551

Hanover Insurance Group Inc. (The)	35,046	1,637,349

Safety Insurance Group, Inc.	15,114	718,973

		4,099,873

Regional Banks–6.43%
Associated Banc-Corp	146,253	2,215,733

BancFirst Corp.	47,380	1,951,582

Columbia Banking System, Inc.	103,057	2,170,380

Commerce Bancshares, Inc.	45,523	1,808,613

Community Trust Bancorp, Inc.	53,236	1,541,715

East West Bancorp, Inc.	123,685	2,418,042

FirstMerit Corp.	95,557	1,891,073

Zions Bancorp.	97,524	2,363,007

		16,360,145

Restaurants–4.46%
Brinker International, Inc.	114,179	2,384,058

DineEquity, Inc.(b)	52,191	2,577,192

P.F. Chang’s China Bistro, Inc.(c)	43,976	2,131,077

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

	Shares	Value

Restaurants–(continued)

Papa John’s International, Inc.(b)	53,425	$1,479,872

Texas Roadhouse, Inc.(b)	162,164	2,784,356

		11,356,555

Retail REIT’s–1.01%
Tanger Factory Outlet Centers, Inc.	50,300	2,574,857

Semiconductor Equipment–2.61%
Advanced Energy Industries, Inc.(b)	128,870	1,757,787

Cymer, Inc.(b)	54,300	2,447,301

MKS Instruments, Inc.(b)	99,583	2,438,788

		6,643,876

Semiconductors–1.06%
Semtech Corp.(b)	118,739	2,688,251

Specialized REIT’s–1.71%
LaSalle Hotel Properties	105,648	2,789,107

Senior Housing Properties Trust	71,446	1,567,526

		4,356,633

Specialty Chemicals–2.07%
Innophos Holdings, Inc.	66,937	2,415,087

PolyOne Corp.(b)	227,945	2,847,033

		5,262,120

Systems Software–1.85%
Ariba Inc.(b)	201,023	4,722,030

Technology Distributors–0.83%
Ingram Micro Inc.–Class A(b)	110,701	2,113,282

Trading Companies & Distributors–0.79%
Beacon Roofing Supply, Inc.(b)	112,286	2,006,551

Trucking–1.90%
Landstar System, Inc.	47,642	1,950,464

Old Dominion Freight Line, Inc.(b)	89,861	2,874,653

		4,825,117

Total Common Stocks & Other Equity Interests (Cost $176,538,798)		244,656,232

Money Market Funds–3.04%
Liquid Assets Portfolio–Institutional Class(d)	3,865,421	3,865,421

Premier Portfolio–Institutional Class(d)	3,865,421	3,865,421

Total Money Market Funds (Cost $7,730,842)		7,730,842

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.13% (Cost $184,269,640)		252,387,074

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.56%
Liquid Assets Portfolio–Institutional Class (Cost $9,064,245)(e)	9,064,245	9,064,245

TOTAL INVESTMENTS–102.69% (Cost $193,333,885)		261,451,319

OTHER ASSETS LESS LIABILITIES–(2.69)%		(6,855,940)

NET ASSETS–100.00%		$254,595,379

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2010.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $176,538,798)*	$244,656,232

Investments in affiliated money market funds, at value and cost	16,795,087

Total investments, at value (Cost $193,333,885)	261,451,319

Receivable for:
Investments sold	4,172,395

Fund shares sold	247,984

Dividends	175,222

Investment for trustee deferred compensation and retirement plans	18,494

Other assets	14

Total assets	266,065,428

Liabilities:
Payable for:
Investments purchased	1,864,813

Fund shares reacquired	182,629

Collateral upon return of securities loaned	9,064,245

Accrued fees to affiliates	297,950

Accrued other operating expenses	30,518

Trustee deferred compensation and retirement plans	29,894

Total liabilities	11,470,049

Net assets applicable to shares outstanding	$254,595,379

Net assets consist of:
Shares of beneficial interest	$224,619,001

Undistributed net investment income (loss)	(28,013)

Undistributed net realized gain (loss)	(38,113,043)

Unrealized appreciation	68,117,434

$254,595,379

Net Assets:
Series I	$220,925,107

Series II	$33,670,272

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	13,365,838

Series II	2,069,368

Series I:
Net asset value per share	$16.53

Series II:
Net asset value per share	$16.27

*	At December 31, 2010, securities with an aggregate value of $8,828,622 were on loan to brokers.
Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $17,555)	$2,048,831

Dividends from affiliated money market funds (includes securities lending income of $28,263)	34,716

Total investment income	2,083,547

Expenses:
Advisory fees	1,620,986

Administrative services fees	601,988

Custodian fees	17,398

Distribution fees — Series II	55,765

Transfer agent fees	18,342

Trustees’ and officers’ fees and benefits	21,788

Other	45,093

Total expenses	2,381,360

Less: Fees waived	(7,662)

Net expenses	2,373,698

Net investment income (loss)	(290,151)

Realized and unrealized gain from:
Net realized gain from investment securities (includes net gains (losses) from securities sold to affiliates of $(94,460))	806,612

Change in net unrealized appreciation of investment securities	53,570,548

Net realized and unrealized gain	54,377,160

Net increase in net assets resulting from operations	$54,087,009

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income (loss)	$(290,151)	$(40,537)

Net realized gain (loss)	806,612	(20,760,004)

Change in net unrealized appreciation	53,570,548	54,460,389

Net increase in net assets resulting from operations	54,087,009	33,659,848

Distributions to shareholders from net investment income:
Series I	—	(278,362)

Series II	—	(15,577)

Total distributions from net investment income	—	(293,939)

Share transactions–net:
Series I	(5,817,750)	(4,469,997)

Series II	13,329,420	6,233,450

Net increase in net assets resulting from share transactions	7,511,670	1,763,453

Net increase in net assets	61,598,679	35,129,362

Net assets:
Beginning of year	192,996,700	157,867,338

End of year (includes undistributed net investment income (loss) of $(28,013) and $(24,065), respectively)	$254,595,379	$192,996,700

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco V.I. Small Cap Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as

Invesco V.I. Small Cap Equity Fund

institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the

Invesco V.I. Small Cap Equity Fund

financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.745%

Next $250 million	0.73%

Next $500 million	0.715%

Next $1.5 billion	0.70%

Next $2.5 billion	0.685%

Next $2.5 billion	0.67%

Next $2.5 billion	0.655%

Over $10 billion	0.64%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.15% and Series II shares to 1.40% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2010, the Adviser waived advisory fees of $7,662.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2010, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to

Invesco V.I. Small Cap Equity Fund

insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $60,044 for accounting and fund administrative services and reimbursed $541,944 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2010, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$261,451,319	$—	$—	$261,451,319

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2010, the Fund engaged in securities purchases of $652,150 and securities sales of $326,114, which resulted in net realized gains (losses) of $(94,460).

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $2,971 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

Invesco V.I. Small Cap Equity Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$—	$293,939

Tax Components of Net Assets at Period-End:

2010

Net unrealized appreciation — investments	$66,005,751

Temporary book/tax differences	(28,013)

Capital loss carryforward	(36,001,360)

Shares of beneficial interest	224,619,001

Total net assets	$254,595,379

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$12,193,641

December 31, 2017	22,760,741

December 31, 2018	1,046,978

Total capital loss carryforward	$36,001,360

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $97,957,701 and $98,153,951, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$66,769,084

Aggregate unrealized (depreciation) of investment securities	(763,333)

Net unrealized appreciation of investment securities	$66,005,751

Cost of investments for tax purposes is $195,445,568.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2010, undistributed net investment income (loss) was increased by $286,203 and shares of beneficial interest decreased by $286,203. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Small Cap Equity Fund

NOTE 10—Share Information

	Summary of Share Activity

	Years ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Series I	4,244,898	$60,143,350	3,683,269	$39,156,749

Series II	1,189,752	16,471,236	780,951	8,298,387

Issued as reinvestment of dividends:
Series I	—	—	22,558	278,362

Series II	—	—	1,279	15,577

Reacquired:
Series I	(4,793,630)	(65,961,100)	(4,128,279)	(43,905,108)

Series II	(227,279)	(3,141,816)	(204,276)	(2,080,514)

Net increase in share activity	413,741	$7,511,670	155,502	$1,763,453

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 75% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/10	$12.86	$(0.02)	$3.69	$3.67	$—	$—	$—	$16.53	28.54%	$220,925	1.07	%(d)	1.07	%(d)	(0.11	)%(d)	46%
Year ended 12/31/09	10.62	(0.00)	2.26	2.26	(0.02)	—	(0.02)	12.86	21.29	178,949	1.09		1.09		(0.01)		46
Year ended 12/31/08	15.53	0.02	(4.88)	(4.86)	—	(0.05)	(0.05)	10.62	(31.31)	152,310	1.09		1.09		0.16		55
Year ended 12/31/07	15.19	(0.01)	0.81	0.80	(0.01)	(0.45)	(0.46)	15.53	5.19	168,286	1.12		1.15		(0.07)		45
Year ended 12/31/06	13.46	(0.01)	2.37	2.36	—	(0.63)	(0.63)	15.19	17.44	93,243	1.15		1.33		(0.06)		52

Series II
Year ended 12/31/10	12.69	(0.05)	3.63	3.58	—	—	—	16.27	28.21	33,670	1.32	(d)	1.32	(d)	(0.36	)(d)	46
Year ended 12/31/09	10.51	(0.03)	2.23	2.20	(0.02)	—	(0.02)	12.69	20.90	14,048	1.34		1.34		(0.26)		46
Year ended 12/31/08	15.39	(0.00)	(4.83)	(4.83)	—	(0.05)	(0.05)	10.51	(31.40)	5,557	1.34		1.34		(0.09)		55
Year ended 12/31/07	15.10	(0.05)	0.79	0.74	—	(0.45)	(0.45)	15.39	4.84	32	1.37		1.40		(0.32)		45
Year ended 12/31/06	13.41	(0.04)	2.36	2.32	—	(0.63)	(0.63)	15.10	17.20	854	1.40		1.58		(0.31)		52

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year. For the period ending December 31, 2007, the portfolio turnover calculation excludes the value of securities purchased of $17,709,035 and sold of $19,432,514 in the effort to realign the Fund’s portfolio holdings after the reorganization of AIM V.I. Small Cap Growth Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s) of $195,276 and $22,306 for Series I and Series II shares, respectively.

Invesco V.I. Small Cap Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Small Cap Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Small Cap Equity Fund (formerly known as AIM V.I. Small Cap Equity Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco V.I. Small Cap Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,295.50	$6.13	$1,019.86	$5.40	1.06%

Series II	1,000.00	1,294.30	7.58	1,018.60	6.67	1.31

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Small Cap Equity Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco V.I. Technology Fund
Annual Report to Shareholders ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
I-VITEC-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2010, the economy showed signs of improvement, fueling equity markets’ continued upward trajectory. Invesco V.I. Technology Fund outperformed both the S&P 500 Index and the Bank of America Merrill Lynch 100 Technology Index (BOA ML 100 Tech Index), the Fund’s broad market and style-specific indexes, respectively, during the reporting period. Relative to the BOA ML 100 Tech Index, the Fund’s security selection in the communications equipment, software and electronic equipment industries positively affected performance.
     The Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	21.30%

Series II Shares	21.03

S&P 500 Index▼ (Broad Market Index)	15.08

BofA Merrill Lynch 100 Technology Index▼ (Style-Specific Index)	18.78

Lipper VUF Science & Technology Funds Category Average▼ (Peer Group)	20.51

▼	Lipper Inc.

How we invest
We seek to grow capital by investing in companies we believe generate sustainable, superior earnings and cash flow growth that is not fully reflected in investor expectations or equity valuations. The Fund emphasizes companies believed to have a strategic advantage over their competition and operating in industries believed to be beneficiaries of secular trends. The Fund invests in industries such as hardware, software, telecommunications equipment and services, semiconductors and service-related companies in the information technology (IT) sector. We use a research oriented bottom-up investment approach focusing on company fundamentals and growth prospects.
     We place great emphasis on companies exhibiting high returns on invested capital and generating free cash flow, metrics we believe are good indicators of financial health and growth potential. Also, we seek companies with management teams that maintain high quality balance sheets and manageable debt levels. Valuation also plays a critical role in stock selection.
     Risk management is an integral part of our portfolio construction, as our target portfolio attempts to limit volatility and downside risk. Only stocks that exhibit a proper balance of risk and reward are chosen for inclusion in the portfolio. We seek to accomplish this goal by thoroughly understanding the key business drivers of companies in which we invest. The portfolio is constructed with the goal of holding approximately 40-60 individual stocks we believe are best suited to capitalize on secular trends prevalent in the IT sector.
     We may reduce or eliminate our holding in a stock when:
■	A stock’s price reaches its valuation target.

■	A company’s fundamentals change or deteriorate.

■	It no longer meets our investment criteria.

Market conditions and your Fund
Equity markets were volatile in 2010 as investors weighed the competing issues of solid corporate profits and soft macro-economic data. Corporate earnings were largely positive, but were often overshadowed by concerns about high unemployment, a lack of consumer spending, soft housing data and the possibility of additional U.S. Federal Reserve accommodation. After rising through April, the major equity indexes sold off precipitously in May as the sovereign debt crisis unfolded in the eurozone while U.S. economic indicators remained weak, prompting concerns of a “double-dip” recession. Uncertainty created by the debt crisis combined with subdued employment, consumer spending and housing data added to concerns that the recovery was slowing to a sub-normal growth rate. Just as abruptly, however, the markets reversed course and rallied in September and October on modestly better economic news, ending the year with double-digit gains.
     Major equity indexes had positive returns for the year, and all 10 sectors within the S&P 500 Index posted gains. More economically sensitive sectors such as consumer discretionary, industrials and materials had the highest returns, while the less economically sensitive sectors such as health care had some of the lowest returns
     Relative to the BOA ML 100 Tech Index, the Fund’s security selection in the communications equipment, software and electronic equipment industries enhanced performance during the reporting period. On the other hand, the Fund’s security selection and underweight exposure in Internet software and services stocks detracted from relative performance. Additionally, the Fund’s lack of holdings in the office electronics

Portfolio Composition
By sector

Information Technology	91.1%

Consumer Discretionary	2.6

Materials	1.1

Financials	0.6

Health Care	0.4

Money Market Funds Plus
Other Assets Less Liabilities	4.2

Top 10 Equity Holdings*

1.	Apple Inc.	7.2%

2.	Google Inc.-Class A	4.2

3.	Cognizant Technology
	Solutions Corp., Class A	4.1

4.	Check Point Software
	Technologies Ltd.	3.6

5.	QUALCOMM, Inc.	3.0

6.	Intel Corp.	2.8

7.	Microsoft Corp.	2.7

8.	Tyco Electronics Ltd.	2.7

9.	Microsemi Corp.	2.6

10.	EMC Corp.	2.3

Top Five Industries

1.	Semiconductors	15.3%

2.	Systems Software	14.9

3.	Communications Equipment	12.3

4.	Computer Hardware	7.7

5.	Application Software	6.8

Total Net Assets	$129.5 million

Total Number of Holdings*	70

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
Invesco V.I. Technology Fund

industry, an industry which performed well for the index, and the Fund’s exposure to wireless telecommunication services, an underperforming industry, which was not represented in the index, negatively affected Fund performance in 2010.
     Top contributors to the Fund’s absolute performance during the year included Apple and Check Point Software Technologies. Apple continued to introduce new innovative products during the reporting period, unveiling a new version of the iPhone and introducing the iPad. Check Point develops enterprise and consumer security software to help protect against hackers, spyware and identity theft.
     Western Digital and Smart Technologies were among the top detractors from the Fund’s absolute performance during the reporting period. Industry fundamentals, particularly pricing and inventory, in the hard disk drive market deteriorated. Smart Technologies, maker of interactive white boards for the educational market, suffered due to investor concerns of potential state and local budget cuts, and therefore, concerns over future demand for the company’s products. We sold Smart Technologies due to deteriorating fundamentals.
     During the reporting period, we reduced exposure to the semiconductors industry through the sale of Intersil and Applied Materials. In addition, we sold Hewlett-Packard following the CEO’s departure from the company, which reduced our weight in the computer and peripherals industry. Portfolio additions included Rovi, Red Hat, Tibco Software and Quest Software, thus increasing our exposure to the software industry. We also made significant additions within the communications equipment industry through such stocks as Ciena, JDS Uniphase and Acme Packet.
     The IT sector had the most exposure to domestic financial services firms. As such, we remained conscious of the headwinds affecting business and consumer spending on IT products. Longer term, we continued to see positive trends in the IT sector because we believe three key secular themes, which are independent of short-term catalysts, continued to offer support: 1) globalization — productivity gains supported increased technology use in international markets; 2) consumeriza-tion — technology demand is consumer-driven; 3) proliferation — technology continues to penetrate products ranging from automobiles and industrial controls to sporting gear and alternative energy.
     As always, we thank you for your continued investment in Invesco V.I. Technology Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Warren Tennant
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. Technology Fund. Mr. Tennant joined Invesco in 2000 and was named a portfolio manager in 2007 before becoming lead manager of the Fund in 2008. He earned both a B.B.A. in finance and an M.B.A. from The University of Texas at Austin.
Brian Nelson
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Technology Fund. He began his investment career in 1995 and joined Invesco in 2004. Mr. Nelson earned a B.A. from the University of California-Santa Barbara and is a member of the CFA Society of San Francisco.
Assisted by the Technology Team

Invesco V.I. Technology Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Fund data from 5/20/97, index data from 5/31/97

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or
100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception (5/20/97)		3.58%

10	Years	-5.57

5	Years	4.74

1	Year	21.30

Series II Shares

10	Years	-5.82%

5	Years	4.48

1	Year	21.03
Series II shares incepted on April 30, 2004. Performance shown prior to that date is that of Series I shares, restated to reflect the higher 12b-1 fees applicable to Series II. Series I performance reflects any applicable fee waivers or expense reimbursements. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.20% and 1.45%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Technology Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available on the Invesco automated information line, 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Technology Fund

Invesco V.I. Technology Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
     An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, ETFs may be subject to the following: a discount of the ETF’s shares to its net asset value; failure to develop an active trading market for the ETF’s shares; the listing exchange halting trading of the ETF’s shares; failure of the ETF’s shares to track the referenced index; and holding troubled securities in the referenced index. ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which each fund may invest are leveraged. The more a fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.
     The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the fund more volatile.
     Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.
     The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     The Fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the fund.
     The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The BofA Merrill Lynch 100 Technology Index is a price-only equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts.
     The Lipper VUF Science & Technology Funds Category Average represents an average of all of the variable insurance underlying funds in the Lipper Science & Technology Funds category.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Technology Fund

Schedule of Investments(a)

December 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–95.85%
Application Software–6.80%
Autodesk, Inc.(b)	49,417	$1,887,729

Citrix Systems, Inc.(b)	28,420	1,944,212

NICE Systems Ltd.–ADR (Israel)(b)	47,667	1,663,578

Quest Software, Inc.(b)	59,236	1,643,207

TIBCO Software, Inc.(b)	84,602	1,667,506

		8,806,232

Communications Equipment–12.31%
Acme Packet, Inc.(b)	28,171	1,497,570

Ciena Corp.(b)	97,074	2,043,408

Cisco Systems, Inc.(b)	126,879	2,566,762

Finisar Corp.(b)	52,533	1,559,705

JDS Uniphase Corp.(b)	118,169	1,711,087

Plantronics, Inc.	28,095	1,045,696

Polycom, Inc.(b)	33,143	1,291,914

QUALCOMM, Inc.	77,998	3,860,121

Sycamore Networks, Inc.	17,714	364,731

		15,940,994

Computer Hardware–7.69%
Apple Inc.(b)	28,985	9,349,401

Dell, Inc.(b)	45,318	614,059

		9,963,460

Computer Storage & Peripherals–5.75%
Compellant Technologies, Inc.(b)	22,584	623,092

EMC Corp.(b)	130,314	2,984,191

NetApp, Inc.(b)	21,778	1,196,919

SanDisk Corp.(b)	13,259	661,094

Seagate Technology PLC (Ireland)(b)	41,993	631,155

STEC Inc.(b)(c)	41,562	733,569

Western Digital Corp.(b)	18,151	615,319

		7,445,339

Data Processing & Outsourced Services–5.50%
Alliance Data Systems Corp.(b)(c)	31,147	2,212,372

MasterCard, Inc.–Class A	6,820	1,528,430

Visa Inc., Class A	8,285	583,098

Western Union Co. (The)	54,673	1,015,278

Wright Express Corp.(b)	38,794	1,784,524

		7,123,702

Electronic Components–1.90%
Corning Inc.	67,603	1,306,090

Dolby Laboratories Inc.–Class A(b)	17,212	1,148,040

		2,454,130

Electronic Manufacturing Services–5.30%
Flextronics International Ltd. (Singapore)(b)	317,661	2,493,639

Jabil Circuit, Inc.	46,823	940,674

Tyco Electronics Ltd. (Switzerland)	96,997	3,433,694

		6,868,007

Fertilizers & Agricultural Chemicals–1.14%
Monsanto Co.	21,260	1,480,546

Health Care Equipment–0.44%
Masimo Corp.	19,751	574,162

Home Entertainment Software–0.52%
Nintendo Co., Ltd. (Japan)	2,300	674,738

Internet Retail–2.61%
Amazon.com, Inc.(b)	12,539	2,257,020

Netflix Inc.(b)	6,367	1,118,682

		3,375,702

Internet Software & Services–6.24%
Google Inc., Class A(b)	9,190	5,458,584

GSI Commerce, Inc.(b)	34,994	811,861

VeriSign, Inc.	29,962	978,859

Yahoo! Inc.(b)	49,973	831,051

		8,080,355

IT Consulting & Other Services–6.33%
Accenture PLC–Class A (Ireland)	26,512	1,285,567

Cognizant Technology Solutions Corp.–Class A(b)	73,216	5,366,000

International Business Machines Corp.	10,550	1,548,318

		8,199,885

Other Diversified Financial Services–0.59%
BlueStream Ventures L.P. (Acquired 08/03/00–06/13/08; Cost $3,149,655)(d)(e)	—	758,037

Semiconductor Equipment–2.60%
Advanced Energy Industries, Inc.(b)	49,103	669,765

ASML Holding N.V.–New York Shares (Netherlands)	35,717	1,369,390

Cymer, Inc.(b)	29,445	1,327,086

		3,366,241

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

	Shares	Value

Semiconductors–15.25%
Atmel Corp.(b)	28,895	$355,986

Avago Technologies Ltd. (Singapore)	71,137	2,025,270

Broadcom Corp.–Class A	49,646	2,162,083

Cirrus Logic, Inc.(b)(c)	58,075	928,039

Cypress Semiconductor Corp.(b)	18,444	342,690

Intel Corp.	172,140	3,620,104

Marvell Technology Group Ltd.(b)	31,094	576,794

Microsemi Corp.(b)	146,215	3,348,323

ON Semiconductor Corp.(b)	173,977	1,718,893

RF Micro Devices, Inc.(b)	140,799	1,034,873

Semtech Corp.(b)	73,731	1,669,270

Skyworks Solutions, Inc.(b)	34,757	995,093

Xilinx, Inc.	33,698	976,568

		19,753,986

Systems Software–14.88%
Ariba Inc.(b)	75,305	1,768,914

Check Point Software Technologies Ltd. (Israel)(b)	99,830	4,618,136

CommVault Systems, Inc.(b)	20,592	589,343

Microsoft Corp.	126,747	3,538,776

Oracle Corp.	90,410	2,829,833

Red Hat, Inc.(b)	46,701	2,131,901

Rovi Corp.(b)	44,813	2,778,854

Symantec Corp.(b)	60,523	1,013,155

		19,268,912

Total Common Stocks & Other Equity Interests (Cost $92,880,196)		124,134,428

Money Market Funds–4.42%
Liquid Assets Portfolio–Institutional Class(f)	2,863,131	2,863,131

Premier Portfolio–Institutional Class(f)	2,863,131	2,863,131

Total Money Market Funds (Cost $5,726,262)		5,726,262

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.27% (Cost $98,606,458)		129,860,690

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.03%

Liquid Assets Portfolio–Institutional Class (Cost $2,624,582)(f)(g)	2,624,582	2,624,582

TOTAL INVESTMENTS–102.30% (Cost $101,231,040)		132,485,272

OTHER ASSETS LESS LIABILITIES–(2.30)%		(2,982,911)

NET ASSETS–100.00%		$129,502,361

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2010.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2010 represented 0.59% of the Fund’s Net Assets.
(e)	The Fund has a remaining commitment of $101,250 to purchase additional interests in BlueStream Ventures L.P., which is subject to the terms of the limited partnership agreement.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $92,880,196)*	$124,134,428

Investments in affiliated money market funds, at value and cost	8,350,844

Total investments, at value (Cost $101,231,040)	132,485,272

Foreign currencies, at value (Cost $11,522)	12,317

Receivable for:
Fund shares sold	57,024

Dividends	35,391

Investment for trustee deferred compensation and retirement plans	31,272

Total assets	132,621,276

Liabilities:
Payable for:
Fund shares reacquired	260,794

Collateral upon return of securities loaned	2,624,582

Accrued fees to affiliates	148,727

Accrued other operating expenses	37,744

Trustee deferred compensation and retirement plans	47,068

Total liabilities	3,118,915

Net assets applicable to shares outstanding	$129,502,361

Net assets consist of:
Shares of beneficial interest	$109,883,197

Undistributed net investment income	2,101,126

Undistributed net realized gain (loss)	(13,736,989)

Unrealized appreciation	31,255,027

$129,502,361

Net Assets:
Series I	$128,304,410

Series II	$1,197,951

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	8,018,454

Series II	76,258

Series I:
Net asset value per share	$16.00

Series II:
Net asset value per share	$15.71

*	At December 31, 2010, securities with an aggregate value of $2,558,428 were on loan to brokers.
Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $2,696)	$1,516,352

Dividends from affiliated money market funds (includes securities lending income of $9,450)	14,201

Total investment income	1,530,553

Expenses:
Advisory fees	869,432

Administrative services fees	335,028

Custodian fees	10,919

Distribution fees — Series II	1,537

Transfer agent fees	34,270

Trustees’ and officers’ fees and benefits	18,842

Other	57,883

Total expenses	1,327,911

Less: Fees waived	(5,592)

Net expenses	1,322,319

Net investment income	208,234

Realized and unrealized gain from:
Net realized gain from:
Investment securities	7,910,820

Foreign currencies	920

7,911,740

Change in net unrealized appreciation of:
Investment securities	14,070,906

Foreign currencies	1,035

14,071,941

Net realized and unrealized gain	21,983,681

Net increase in net assets resulting from operations	$22,191,915

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income (loss)	$208,234	$(246,156)

Net realized gain (loss)	7,911,740	(7,709,275)

Change in net unrealized appreciation	14,071,941	49,818,541

Net increase in net assets resulting from operations	22,191,915	41,863,110

Share transactions–net:
Series I	(13,096,747)	6,048,496

Series II	622,157	212,164

Net increase (decrease) in net assets resulting from share transactions	(12,474,590)	6,260,660

Net increase in net assets	9,717,325	48,123,770

Net assets:
Beginning of year	119,785,036	71,661,266

End of year (includes undistributed net investment income of $2,101,126 and $1,797,307, respectively)	$129,502,361	$119,785,036

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco V.I. Technology Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

Invesco V.I. Technology Fund

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

Invesco V.I. Technology Fund

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.
Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.
J.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.75%

Next $250 million	0.74%

Next $500 million	0.73%

Next $1.5 billion	0.72%

Next $2.5 billion	0.71%

Next $2.5 billion	0.70%

Next $2.5 billion	0.69%

Over $10 billion	0.68%

Invesco V.I. Technology Fund

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2010, the Adviser waived advisory fees of $5,592.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2010, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $285,028 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2010, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco V.I. Technology Fund

  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$131,727,235	$—	$758,037	$132,485,272

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2010, the Fund engaged in securities purchases of $8,248.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $2,752 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2010 and 2009.

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$200,163

Net unrealized appreciation — investments	33,194,887

Net unrealized appreciation — other investments	795

Temporary book/tax differences	(42,768)

Capital loss carryforward	(13,733,913)

Shares of beneficial interest	109,883,197

Total net assets	$129,502,361

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and partnership interests.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Invesco V.I. Technology Fund

  The Fund utilized $7,468,131 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$2,325,577

December 31, 2017	11,408,336

Total capital loss carryforward	$13,733,913

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $47,676,545 and $60,714,616, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$37,939,894

Aggregate unrealized (depreciation) of investment securities	(4,745,007)

Net unrealized appreciation of investment securities	$33,194,887

Cost of investments for tax purposes is $99,290,385.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward and partnership adjustments, on December 31, 2010, undistributed net investment income was increased by $95,585, undistributed net realized gain (loss) was increased by $26,229,782 and shares of beneficial interest decreased by $26,325,367. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Year ended December 31,

	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Series I	1,717,411	$23,632,823	2,735,605	$28,624,111

Series II	62,723	886,304	21,914	249,444

Reacquired:
Series I	(2,747,969)	(36,729,570)	(2,226,031)	(22,575,615)

Series II	(18,555)	(264,147)	(3,726)	(37,280)

Net increase (decrease) in share activity	(986,390)	$(12,474,590)	527,762	$6,260,660

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 67% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Technology Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
				Net gains					expenses		expenses
				(losses)					to average		to average net		Ratio of net
	Net asset	Net		on securities					net assets		assets without		investment
	value,	investment		(both	Total from	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Series I
Year ended 12/31/10	$13.19	$0.02	(c)	$2.79	$2.81	$16.00	21.30%	$128,304	1.14	%(d)	1.14	%(d)	0.18	%(d)	43%
Year ended 12/31/09	8.38	(0.03	)(c)	4.84	4.81	13.19	57.40	119,369	1.18		1.19		(0.27)		42
Year ended 12/31/08	15.10	0.01	(c)	(6.73)	(6.72)	8.38	(44.50)	71,546	1.15		1.16		0.05		81
Year ended 12/31/07	14.02	(0.06)		1.14	1.08	15.10	7.70	158,739	1.10		1.10		(0.38)		59
Year ended 12/31/06	12.69	(0.08)		1.41	1.33	14.02	10.48	173,321	1.12		1.12		(0.54)		116

Series II
Year ended 12/31/10	12.98	(0.01	)(c)	2.74	2.73	15.71	21.03	1,198	1.39	(d)	1.39	(d)	(0.07	)(d)	43
Year ended 12/31/09	8.26	(0.06	)(c)	4.78	4.72	12.98	57.14	417	1.43		1.44		(0.52)		42
Year ended 12/31/08	14.95	(0.02	)(c)	(6.67)	(6.69)	8.26	(44.75)	115	1.40		1.41		(0.20)		81
Year ended 12/31/07	13.91	(0.10)		1.14	1.04	14.95	7.48	130	1.35		1.35		(0.63)		59
Year ended 12/31/06	12.62	(0.12)		1.41	1.29	13.91	10.22	134	1.37		1.37		(0.79)		116

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s) of $115,309 and $615 for Series I and Series II shares, respectively.

Invesco V.I. Technology Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco V.I. Variable Insurance Funds)
and Shareholders of Invesco V.I. Technology Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Technology Fund (formerly known as AIM V.I. Technology Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco V.I. Technology Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,322.30	$6.79	$1,019.36	$5.90	1.16%

Series II	1,000.00	1,322.30	8.25	1,018.10	7.17	1.41

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Technology Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco V.I. Utilities Fund
Annual Report to Shareholders ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at our website, invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
I-VIUTI-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the 12 months ended December 31, 2010, the utilities sector lagged the broad market, as measured by the S&P 500 Index, which posted a double-digit return. Invesco V.I. Utilities Fund had a positive return but lagged the S&P 500 Index for the period. Investment results for the Fund compared favorably to its style-specific benchmark, the S&P 500 Utilities Index. The Fund’s positive results relative to the S&P 500 Utilities Index largely were due to our holdings in the gas utilities and oil, gas and consumable fuels industries. Performance drivers were largely stock specific, though the Fund’s gas and multiutilities industry holdings had the largest positive impact on the Fund’s absolute returns.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	6.30%

Series II Shares	6.01

S&P 500 Index▼ (Broad Market Index)	15.08

S&P 500 Utilities Index▼ (Style-Specific Index)	5.46

Lipper VUF Utility Funds Category Average▼ (Peer Group)	10.83

▼	Lipper Inc.

How we invest
In selecting investments, we focus on companies within the electric utility, natural gas, water and telecommunications industries. We emphasize companies with solid balance sheets and operational cash flows that support sustained or increasing dividends. Fundamental research and financial statement analysis are the backbone of our bottom-up investment process. Using a variety of valuation techniques, we estimate the potential return of holdings over a two-year investment period. We construct the portfolio to provide the best combination of price appreciation potential, dividend income and risk profile; the Fund typically maintains full sector exposure. We seek to manage risk by maintaining an average of 30 to 50 positions, low turnover and a rigorous sell discipline.
     We are committed to providing strategic exposure to a traditionally defensive and income-oriented asset class by using a total return approach to managing the Fund, emphasizing capital appreciation, current income and capital preservation.

Market conditions and your Fund
Equity markets delivered strong returns but were choppy during the fiscal year as investors weighed the competing issues of solid corporate profitability and soft, albeit improving, macroeconomic data. Corporate earnings improved considerably over the past year as high productivity growth and cost-cutting measures made during the economic downturn led to a rebound in margins and profits. However, high unemployment, weak consumer spending and tepid housing data remained as overhangs to the recovery. The sovereign debt crisis also contributed to market volatility as European countries began implementing austerity programs. Most recently, the market reversed course and rallied again during the last four months of the year on better economic news, ending the fiscal year with double-digit gains.
     All 10 sectors within the S&P 500 Index posted gains for the year. More economically sensitive sectors such as consumer discretionary, industrials and materials had the highest returns, while the less economically sensitive sectors such as health care and utilities had some of the lowest returns. The S&P 500 Utilities sector returned 5.46% for the period, as compared with the 15.08% return for the overall S&P 500 Index.
     The largest contributor to the Fund’s overall return was CMS Energy in the multiutilities industry. During the year, the company announced a reduction in the capital investment plan for its Michigan-based coal plant of $800 million over the next five years. The reduced expenditures will minimize future rate increases for its utility customers. The company also announced a 40% increase in its dividend — its second dividend increase during the year. Both of these events were greeted favorably by investors.
     Another significant contributor to the Fund’s return was Dominion Resources. During the year, the company closed the sale of its Appalachian exploration and production (E&P) acreage, effectively exiting the E&P business. The sale was viewed favorably by the market as it reduces the company’s need for equity financing to fund infrastructure projects, it reduces the company’s commodity sensitivity and it focuses the company on its core regulated businesses.
     The largest detractor from results was E.ON, a diversified utility provider based in Germany. The company recently sold its U.S. operations to PPL Corporation, which reduced debt and streamlined operations.

Portfolio Composition
By sector

Utilities	85.8%

Telecommunication Services	6.1

Energy	3.8

Money Market Funds

Plus Other Assets Less Liabilities	4.3

Top 10 Equity Holdings*

1.	Dominion Resources, Inc.	4.9%

2.	Southern Co.	4.6

3.	American Electric Power Co., Inc.	4.6

4.	Xcel Energy, Inc.	4.5

5.	Portland General Electric Co.	4.3

6.	National Grid PLC	4.3

7.	Pepco Holdings, Inc.	4.2

8.	PPL Corp.	3.8

9.	Entergy Corp.	3.6

10.	Edison International	3.6

Total Net Assets	$65.7 million

Total Number of Holdings*	37

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
Invesco V.I. Utilities Fund

However, weakness in the stock was driven by uncertainty regarding whether the company’s nuclear plants in Germany will be granted extensions to operate for timeframes beyond those currently permitted.
     Ohio-based power producer FirstEnergy was another detractor from returns. In the first quarter of the year, the company announced an acquisition of Allegheny Energy in an all-stock transaction. While the proposed merger is expected to increase FirstEnergy’s customer base, as well as its power generation in the region, the company’s shares were negatively impacted following the announcement as the market questioned projected synergies of the deal. We trimmed our position in the company during the year.
     There were no major positioning changes during the year; however, we increased the number of Fund holdings by initiating new positions in the telecommunications, electric and multiutilities industries. We continue to emphasize regulated over unregulated utilities given their relatively attractive valuations. At the end of the year, the Fund’s largest industry allocations were in the electric and multiutilities industries.
     As the Fund’s fiscal year closed, a dominant issue surrounding the utility sector was the multiyear decline in both consumer and industrial electrical consumption. While investors debate the ultimate trajectory of electrical demand, a tepid recovery could result in further pressure on state utility commissions to deny rate increases or for utilities to file for lower returns on equity (ROEs). An additional overhang is the lack of transparency on timing and content of environmental regulations. Positively, many companies, as a result of the improvement in credit markets, have reduced their debt and generally improved their financial metrics. The volatility and level of commodity prices also has decreased from peak levels, enabling regulated utilities to better manage their input costs. Valuations for the group have improved and remain modestly attractive relative to historical levels.
     In closing, we would like to thank you for your continued investment in Invesco V.I. Utilities Fund. We are committed to providing investors strategic exposure to a traditionally defensive and income-oriented asset class through our total return approach.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Meggan Walsh
 Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. Utilities Fund. Ms. Walsh joined Invesco in 1991. She has been in the industry since 1987. Ms. Walsh earned a B.S. in finance from the University of Maryland and an M.B.A. from Loyola University of Maryland.
Davis Paddock
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Utilities Fund. Mr. Paddock joined Invesco in 2001. He earned a B.A. and an M.B.A. from The University of Texas at Austin.

Invesco V.I. Utilities Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class since Inception
Fund data from 12/30/94, index data from 12/31/94

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception (12/30/94)	6.47%

10 Years	1.34

5 Years	4.58

1 Year	6.30

Series II Shares

10 Years	1.09%

5 Years	4.32

1 Year	6.01
Series II shares incepted on April 30, 2004. Performance shown prior to that date is that of Series I shares, restated to reflect the higher 12b-1 fees applicable to Series II. Series I performance reflects any applicable fee waivers or expense reimbursements. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.94% and 1.19%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.05% and 1.30%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Utilities Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance
Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2012. See current prospectus for more information.

Invesco V.I. Utilities Fund

Invesco V.I. Utilities Fund’s investment objective is long-term growth of capital and, secondarily, current income.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
An investment by the Fund in exchange-traded funds (ETFs) generally presents the same primary risks as an investment in a mutual fund. In addition, ETFs may be subject to the following: a discount of the ETF’s shares to its net asset value; failure to develop an active trading market for the ETF’s shares; the listing exchange halting trading of the ETF’s shares; failure of the ETF’s shares to track the referenced index; and holding troubled securities in the referenced index. ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which each fund may invest are leveraged. The more a fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.
     The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.
     The following factors may affect the Fund’s investments in the utilities sector: governmental regulation, economic factors, ability of the issuer to obtain financing, prices of natural resources and risks associated with nuclear power.
     The Fund’s foreign investments may be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
     The Fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.
     The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
     The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The S&P 500 Utilities Index is an unmanaged index considered representative of the utilities market.
     The Lipper VUF Utility Funds Category Average represents an average of all of the variable insurance underlying funds in the Lipper Utility Funds category.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally classified according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Utilities Fund

Schedule of Investments(a)

December 31, 2010

	Shares	Value

Common Stocks–95.66%
Electric Utilities–45.74%
American Electric Power Co., Inc.	83,238	$2,994,903

Duke Energy Corp.	104,755	1,865,687

E.ON AG (Germany)	53,357	1,636,266

Edison International	60,747	2,344,834

Entergy Corp.	33,384	2,364,589

Exelon Corp.	37,918	1,578,906

FirstEnergy Corp.	53,693	1,987,715

NextEra Energy, Inc.	18,170	944,658

Northeast Utilities	59,859	1,908,305

Pepco Holdings, Inc.	152,313	2,779,712

Pinnacle West Capital Corp.	10,555	437,505

Portland General Electric Co.	129,466	2,809,412

PPL Corp.	95,357	2,509,796

Progress Energy, Inc.	19,382	842,729

Southern Co.	79,108	3,024,299

		30,029,316

Gas Utilities–6.74%
AGL Resources Inc.	27,701	993,081

Atmos Energy Corp.	16,927	528,122

ONEOK, Inc.	35,322	1,959,311

UGI Corp.	29,949	945,790

		4,426,304

Independent Power Producers & Energy Traders–4.89%
Calpine Corp.(b)	100,072	1,334,960

NRG Energy, Inc.(b)	95,846	1,872,831

		3,207,791

Integrated Telecommunication Services–6.05%
AT&T Inc.	39,055	1,147,436

Qwest Communications International Inc.	113,728	865,470

Verizon Communications, Inc.	54,675	1,956,272

		3,969,178

Multi-Utilities–26.81%
CMS Energy Corp.	41,538	772,607

Dominion Resources, Inc.	75,209	3,212,928

DTE Energy Co.	14,391	652,200

National Grid PLC (United Kingdom)	320,668	2,797,076

PG&E Corp.	37,657	1,801,511

Public Service Enterprise Group Inc.	61,468	1,955,297

Sempra Energy	43,756	2,296,315

TECO Energy, Inc.	26,290	467,962

Wisconsin Energy Corp.	11,231	661,057

Xcel Energy, Inc.	126,774	2,985,528

		17,602,481

Oil & Gas Exploration & Production–1.18%
EQT Corp.	17,347	777,840

Oil & Gas Storage & Transportation–4.25%
Southern Union Co.	44,355	1,067,625

Williams Cos., Inc. (The)	69,599	1,720,487

		2,788,112

Total Common Stocks (Cost $53,504,296)		62,801,022

Money Market Funds–3.98%
Liquid Assets Portfolio–Institutional Class(c)	1,306,377	1,306,377

Premier Portfolio–Institutional Class(c)	1,306,377	1,306,377

Total Money Market Funds (Cost $2,612,754)		2,612,754

TOTAL INVESTMENTS–99.64% (Cost $56,117,050)		65,413,776

OTHER ASSETS LESS LIABILITIES–0.36%		236,462

NET ASSETS–100.00%		$65,650,238

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Utilities Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $53,504,296)	$62,801,022

Investments in affiliated money market funds, at value and cost	2,612,754

Total investments, at value (Cost $56,117,050)	65,413,776

Receivable for:
Fund shares sold	71,256

Dividends	294,278

Investment for trustee deferred compensation and retirement plans	40,073

Total assets	65,819,383

Liabilities:
Payable for:
Fund shares reacquired	7,175

Accrued fees to affiliates	81,453

Accrued other operating expenses	27,715

Trustee deferred compensation and retirement plans	52,802

Total liabilities	169,145

Net assets applicable to shares outstanding	$65,650,238

Net assets consist of:
Shares of beneficial interest	$55,921,999

Undistributed net investment income	2,119,797

Undistributed net realized gain (loss)	(1,691,783)

Unrealized appreciation	9,300,225

$65,650,238

Net Assets:
Series I	$63,944,522

Series II	$1,705,716

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	4,301,218

Series II	115,415

Series I:
Net asset value per share	$14.87

Series II:
Net asset value per share	$14.78

Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $15,446)	$2,760,250

Dividends from affiliated money market funds (includes securities lending income of $8,139)	11,649

Total investment income	2,771,899

Expenses:
Advisory fees	398,396

Administrative services fees	199,065

Custodian fees	7,584

Distribution fees — Series II	4,091

Transfer agent fees	21,684

Trustees’ and officers’ fees and benefits	17,522

Other	45,992

Total expenses	694,334

Less: Fees waived	(77,324)

Net expenses	617,010

Net investment income	2,154,889

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	2,265,663

Foreign currencies	14,613

2,280,276

Change in net unrealized appreciation (depreciation) of:
Investment securities	(672,208)

Foreign currencies	(2,357)

(674,565)

Net realized and unrealized gain	1,605,711

Net increase in net assets resulting from operations	$3,760,600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Utilities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$2,154,889	$2,365,392

Net realized gain (loss)	2,280,276	(3,566,259)

Change in net unrealized appreciation (depreciation)	(674,565)	9,982,838

Net increase in net assets resulting from operations	3,760,600	8,781,971

Distributions to shareholders from net investment income:
Series I	(2,309,020)	(3,146,581)

Series II	(55,316)	(69,727)

Total distributions from net investment income	(2,364,336)	(3,216,308)

Distributions to shareholders from net realized gains:
Series I	—	(793,124)

Series II	—	(19,073)

Total distributions from net realized gains	—	(812,197)

Share transactions–net:
Series I	(8,086,914)	(14,677,265)

Series II	(32,168)	(124,013)

Net increase (decrease) in net assets resulting from share transactions	(8,119,082)	(14,801,278)

Net increase (decrease) in net assets	(6,722,818)	(10,047,812)

Net assets:
Beginning of year	72,373,056	82,420,868

End of year (includes undistributed net investment income of $2,119,797 and $2,314,631, respectively)	$65,650,238	$72,373,056

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco V.I. Utilities Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  The Fund’s investment objectives are long-term growth of capital and, secondarily, current income.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Invesco V.I. Utilities Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Invesco V.I. Utilities Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.
The Fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.
The following factors may affect the Fund’s investments in the utilities sector: governmental regulation, economic factors, ability of the issuer to obtain financing, prices of natural resources and risks associated with nuclear power.
J.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of 0.60% of the Fund’s average daily net assets.

Invesco V.I. Utilities Fund

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.93% and Series II shares to 1.18% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2010, the Adviser waived advisory fees of $77,324.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2010, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $149,065 for services provided by insurance companies.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2010, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$62,616,700	$2,797,076	$—	$65,413,776

Invesco V.I. Utilities Fund

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $2,639 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$2,364,336	$3,218,442

Long-term capital gain	—	810,063

Total distributions	$2,364,336	$4,028,505

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$2,168,788

Net unrealized appreciation — investments	9,041,335

Net unrealized appreciation — other investments	3,499

Temporary book/tax differences	(48,991)

Capital loss carryforward	(1,436,392)

Shares of beneficial interest	55,921,999

Total net assets	$65,650,238

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $2,208,857 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes.
  The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2017	$1,436,392

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

Invesco V.I. Utilities Fund

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $8,304,719 and $15,568,065, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$11,048,879

Aggregate unrealized (depreciation) of investment securities	(2,007,544)

Net unrealized appreciation of investment securities	$9,041,335

Cost of investments for tax purposes is $56,372,441.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2010, undistributed net investment income was increased by $14,613 and undistributed net realized gain (loss) was decreased by $14,613. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity

	Year ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Series I	480,106	$6,843,415	609,839	$8,004,977

Series II	7,837	110,711	12,671	166,300

Issued as reinvestment of dividends:
Series I	160,460	2,309,020	276,664	3,939,705

Series II	3,865	55,316	6,267	88,800

Reacquired:
Series I	(1,210,979)	(17,239,349)	(2,046,142)	(26,621,947)

Series II	(14,275)	(198,195)	(30,065)	(379,113)

Net increase (decrease) in share activity	(572,986)	$(8,119,082)	(1,170,766)	$(14,801,278)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 47% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Utilities Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/10	$14.51	$0.47	$0.43	$0.90	$(0.54)	$—	$(0.54)	$14.87	6.30%	$63,945	0.92	%(d)	1.04	%(d)	3.25	%(d)	13%
Year ended 12/31/09	13.38	0.45	1.53	1.98	(0.68)	(0.17)	(0.85)	14.51	14.93	70,671	0.93		1.04		3.35		14
Year ended 12/31/08	23.97	0.52	(8.36)	(7.84)	(0.59)	(2.16)	(2.75)	13.38	(32.35)	80,704	0.93		0.96		2.53		15
Year ended 12/31/07	21.23	0.47	3.94	4.41	(0.47)	(1.20)	(1.67)	23.97	20.64	155,748	0.93		0.94		1.97		30
Year ended 12/31/06	17.83	0.47	4.06	4.53	(0.70)	(0.43)	(1.13)	21.23	25.46	139,080	0.93		0.96		2.40		38

Series II
Year ended 12/31/10	14.43	0.43	0.42	0.85	(0.50)	—	(0.50)	14.78	6.01	1,706	1.17	(d)	1.29	(d)	3.00	(d)	13
Year ended 12/31/09	13.30	0.41	1.52	1.93	(0.63)	(0.17)	(0.80)	14.43	14.61	1,702	1.18		1.29		3.10		14
Year ended 12/31/08	23.80	0.46	(8.28)	(7.82)	(0.52)	(2.16)	(2.68)	13.30	(32.51)	1,717	1.18		1.21		2.28		15
Year ended 12/31/07	21.12	0.41	3.91	4.32	(0.44)	(1.20)	(1.64)	23.80	20.32	3,293	1.18		1.19		1.72		30
Year ended 12/31/06	17.76	0.42	4.06	4.48	(0.69)	(0.43)	(1.12)	21.12	25.25	2,462	1.18		1.21		2.15		38

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $64,763 and $1,636 for Series I and Series II shares, respectively.

Invesco V.I. Utilities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Utilities Fund (formerly known as AIM V.I. Utilities Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco V.I. Utilities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,155.40	$5.00	$1,020.57	$4.69	0.92%

Series II	1,000.00	1,154.50	6.35	1,019.31	5.96	1.17

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Utilities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Corporate Dividends Received Deduction*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Utilities Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco V.I. Dividend Growth Fund
Annual Report to Shareholders ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is available on the SEC website under the predecessor fund.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
MS-VIDGR-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
Effective June 25, 2010, Meggan Walsh assumed management of Invesco V.I. Dividend Growth Fund as lead portfolio manager, along with portfolio manager Jonathan Harrington and a team of equity analysts. Our team has extensive industry experience and we specifically focus on dividend-paying stocks. We appreciate the opportunity to manage your Fund and look forward to a long-term partnership.
     For the year end December 31, 2010, Invesco V.I. Dividend Growth Fund underperformed its style-specific benchmark, the S&P 500 Index. While we managed the Fund for only part of this time, our comments encompass the entire period. Investments in the industrials and consumer staples sectors were large contributors to Fund returns. However, the Fund’s underperformance for the period was largely due to an underweight in the energy sector relative to the index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	10.48%

Series II Shares	10.20

S&P 500 Index▼ (Broad Market Index /Style-Specific Index)	15.08

▼	Lipper Inc.

How we invest
Our total return approach focuses on balancing long-term capital appreciation, current income and capital preservation. The Fund can serve as a conservative cornerstone within a well-diversified asset allocation strategy, complementing more aggressive and cyclical investments.
     We seek companies that we believe have normalized earnings power greater than implied by their current market valuation and that also return capital to shareholders via dividends and share repurchases. All stocks in the portfolio pay a dividend, and the Fund pays a quarterly dividend to shareholders. We manage risk using a valuation framework, careful stock selection and a rigorous buy-and-sell discipline.
     We look for dividend-paying companies with strong profitability, solid balance sheets and capital allocation policies that support sustained or increasing dividends and share repurchases. We perform extensive fundamental research, incorporating both financial statement analysis and an assessment of the potential reward relative to the downside risk, to determine a fair valuation over our two-year investment horizon for each stock. We believe

Portfolio Composition
By sector

Financials	20.8%

Consumer Staples	19.0

Consumer Discretionary	12.6

Industrials	12.3

Information Technology	6.8

Energy	6.2

Health Care	6.0

Utilities	5.1

Materials	4.4

Telecommunication Services	1.0
Money Market Funds Plus Other Assets Less Liabilities	5.8

Top Five Industries

1. Regional Banks	5.5%

2. Packaged Foods & Meats	5.4

3. Integrated Oil & Gas	4.6

4. Pharmaceuticals	4.4

5. Industrial Machinery	4.3

Top 10 Equity Holdings*

1. Kimberly-Clark Corp.	2.6%

2. SunTrust Banks, Inc.	2.5

3. Automatic Data Processing, Inc.	2.2

4. General Dynamics Corp.	2.0

5. American Electric Power Co., Inc.	2.0

6. Capital One Financial Corp.	2.0

7. Snap-On, Inc.	1.9

8. General Mills, Inc.	1.9

9. International Paper Co.	1.9

10. Johnson & Johnson	1.8

Total Net Assets	$230.9 million

Total Number of Holdings*	76
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

our process may provide the best combination of dividend income, price appreciation and capital preservation.
     We maintain a rigorous sell discipline and consider selling or trimming a stock when it no longer meets our investment criteria, including when:
■	A stock reaches its fair valuation (target price).

■	The company’s fundamental business prospects deteriorate.

■	A more attractive investment opportunity presents itself.

Market conditions and your Fund
Equity markets delivered strong returns but were choppy during the fiscal year as investors weighed the competing issues of solid corporate profitability and soft, albeit improving, macroeconomic data. Corporate earnings have improved considerably over the past year as high productivity growth and cost-cutting measures made during the economic downturn led to a rebound in margins and profits. However, high unemployment, weak consumer spending and tepid housing data remained as overhangs to the recovery. The sovereign debt crisis also contributed to market volatility as European countries began implementing austerity programs. Most recently, the market reversed course and rallied again during the last four months of the year on better economic news, ending the fiscal year with double-digit gains.
     All 10 sectors within the S&P 500 Index (S&P) posted gains for the year. More economically sensitive sectors such as consumer discretionary, industrials and materials had the highest returns, while the less economically sensitive sectors such as health care and utilities had some of the lowest returns.
     A number of Fund holdings in the industrials sector were among the top contributors during the period, including Caterpillar and Snap-on. Snap-on manufactures and distributes premium professional-grade power and hand tools. The company delivered stronger-than-expected earnings due to robust revenue growth and improving margins, as demand continued to expand. Caterpillar continued to see a rebound in machinery and engine sales, particularly increased emerging market infrastructure and commodity demand. Dealer inventories remained low despite the uptick in orders.

Invesco V.I. Dividend Growth Fund

     Other strong contributors during the period included holdings such as Phillip Morris in the consumer staples sector, and Lubrizol and DuPont in the materials sector. DuPont, a diversified chemicals company, had strong sales growth during the year, particularly in its Asian markets. Higher volumes and better pricing power in its agriculture and nutrition segment also contributed to strong results. DuPont improved its financial position by cutting costs and reducing its net debt. DuPont is no longer held by the Fund.
     Some of the Fund’s information technology (IT) holdings detracted from results, including Google and Microsoft. Shares of Microsoft were negatively impacted by a slowdown in PC demand, as well as market concerns about the company’s positioning in newer form factors such as tablet PCs and smartphones. We eliminated our position in Google, but continued to hold Microsoft at the end of the period.
     The Fund’s exposure to the health care sector also had a negative affect on absolute returns, with WellPoint and Pfizer among the top detractors. We eliminated our position in WellPoint, and reduced our position in Pfizer during the period.
     Since taking over the Fund, we added new consumer staples holdings, such as Coca Cola and Walgreens. We also increased exposure to the financials sector, adding a number of commercial bank holdings including SunTrust and Fifth Third Bancorp. The Fund benefited from these purchases as the companies delivered positive returns. At the end of the period, consumer staples and financials were our largest sector overweights relative to the S&P. We also decreased our exposure to the energy, health care and IT sectors. These sectors represent our largest underweights compared to the index.
     The fiscal period witnessed a broad recovery in corporate earnings led by strong operating leverage. Balance sheets remained strong, and an increasing number of companies deployed cash into higher levels of capital spending, increased dividends and share buyback programs. Merger and acquisition activity and corporate debt issuance also increased. However, the unemployment rate remains high and we are cautiously monitoring the durability of the economy’s recovery.
     We believe one of our competitive advantages is a disciplined approach to evaluating stocks from a total return perspective, focusing not only on their capital appreciation potential, but also on their current dividend income and capital preservation. This approach helps create a well-diversified Fund that can serve as a cornerstone allocation within an overall portfolio. As always, we thank you for your investment in Invesco V.I. Dividend Growth Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Meggan Walsh
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. Dividend Growth Fund. Ms. Walsh joined Invesco in 1991. She has been in the industry since 1987. Ms. Walsh earned a B.S. in finance from the University of Maryland and an M.B.A. from Loyola University of Maryland.
Jonathan Harrington
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Dividend Growth Fund. Mr. Harrington joined Invesco in 2001. He earned a B.A. in history and philosophy from Dartmouth College and an M.B.A. from the Kellogg Graduate School of Management at Northwestern University.

Invesco V.I. Dividend Growth Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class since Inception
Index data from 2/28/90, Fund data from 3/1/90
Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or
100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception (3/1/90)	6.94%

10 Years	1.43

5 Years	0.24

1 Year	10.48

Series II Shares

Inception (6/5/00)	1.82%

10 Years	1.17

5 Years	-0.01

1 Year	10.20
Effective June 1, 2010, Class X and Class Y shares of the predecessor fund advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. Dividend Growth Fund. Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Dividend Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.67% and 0.92%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.87% and 1.12%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Dividend Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

Invesco V.I. Dividend Growth Fund

Invesco V.I. Dividend Growth Fund’s investment objective is provide reasonable current income and long-term growth of income and capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.
     The Fund’s investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund may convert U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged.
     Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.
     Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Fund’s trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.
     Depositary receipts involve many of the same risks associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
     A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.
     Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.
     A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.
     If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.
     A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are continued on following page

Invesco V.I. Dividend Growth Fund

netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rates or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.
     The performance of the Fund also will depend on whether or not the portfolio managers are successful in applying the Fund’s investment strategies. The Fund is also subject to other risks from its permissible investments, including the risks associated with its investments in convertible securities, fixed-income securities and REITs.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here,and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.
     Industry classifications used in this report are generally classified according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Dividend Growth Fund

Schedule of Investments(a)

December 31, 2010

	Shares	Value

Common Stocks–94.22%
Aerospace & Defense–3.52%
General Dynamics Corp.	66,605	$4,726,291

Raytheon Co.	73,580	3,409,697

		8,135,988

Apparel Retail–0.50%
Ross Stores, Inc.	18,356	1,161,017

Apparel, Accessories & Luxury Goods–0.36%
VF Corp.	9,642	830,948

Asset Management & Custody Banks–3.00%
Federated Investors, Inc.–Class B	141,076	3,691,959

State Street Corp.	69,649	3,227,535

		6,919,494

Auto Parts & Equipment–1.73%
Johnson Controls, Inc.	104,500	3,991,900

Brewers–1.80%
Heineken N.V. (Netherlands)	84,561	4,145,956

Building Products–1.77%
Masco Corp.	322,697	4,085,344

Casinos & Gaming–1.44%
International Game Technology	188,216	3,329,541

Construction, Farm Machinery & Heavy Trucks–1.00%
Caterpillar Inc.	24,596	2,303,661

Consumer Finance–2.91%
American Express Co.	51,618	2,215,444

Capital One Financial Corp.	105,894	4,506,849

		6,722,293

Data Processing & Outsourced Services–2.17%
Automatic Data Processing, Inc.	108,090	5,002,405

Department Stores–0.37%
Nordstrom, Inc.	20,085	851,202

Distributors–0.79%
Genuine Parts Co.	35,348	1,814,766

Diversified Banks–1.98%
Societe Generale (France)	51,832	2,791,179

U.S. Bancorp.	65,659	1,770,823

		4,562,002

Diversified Chemicals–1.68%
E. I. du Pont de Nemours and Co.	77,811	3,881,213

Drug Retail–1.40%
Walgreen Co.	82,776	3,224,953

Electric Utilities–2.90%
American Electric Power Co., Inc.	126,237	4,542,007

Entergy Corp.	30,398	2,153,091

		6,695,098

Electrical Components & Equipment–1.24%
Emerson Electric Co.	50,179	2,868,733

Electronic Components–0.93%
Corning Inc.	111,336	2,151,012

Food Distributors–1.67%
Sysco Corp.	131,375	3,862,425

General Merchandise Stores–1.51%
Target Corp.	58,093	3,493,132

Health Care Equipment–1.60%
Stryker Corp.	68,934	3,701,756

Hotels, Resorts & Cruise Lines–1.12%
Accor S.A. (France)	21,365	952,324

Marriott International Inc.–Class A	39,183	1,627,662

		2,579,986

Household Appliances–0.72%
Whirlpool Corp.	18,752	1,665,740

Household Products–4.21%
Kimberly-Clark Corp.	94,728	5,971,653

Procter & Gamble Co. (The)	58,214	3,744,907

		9,716,560

Industrial Machinery–4.32%
Eaton Corp.	12,704	1,289,583

Pentair, Inc.	115,615	4,221,104

Snap-on, Inc.	78,824	4,459,862

		9,970,549

Insurance Brokers–0.81%
Marsh & McLennan Cos., Inc.	68,075	1,861,170

Integrated Oil & Gas–4.60%
Chevron Corp.	14,501	1,323,216

Eni S.p.A. (Italy)	134,484	2,936,497

Exxon Mobil Corp.	56,488	4,130,403

Total S.A. (France)	42,021	2,231,457

		10,621,573

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Dividend Growth Fund

	Shares	Value

Integrated Telecommunication Services–0.98%
AT&T Inc.	77,368	$2,273,072

Investment Banking & Brokerage–1.42%
Charles Schwab Corp. (The)	191,811	3,281,886

IT Consulting & Other Services–0.77%
International Business Machines Corp.	12,052	1,768,752

Life & Health Insurance–1.64%
Lincoln National Corp.	80,107	2,227,776

StanCorp Financial Group, Inc.	34,500	1,557,330

		3,785,106

Motorcycle Manufacturers–0.67%
Harley-Davidson, Inc.	44,323	1,536,678

Movies & Entertainment–1.44%
Time Warner, Inc.	103,496	3,329,466

Multi-Utilities–1.74%
Dominion Resources, Inc.	43,336	1,851,314

DTE Energy Co.	47,592	2,156,869

		4,008,183

Office Services & Supplies–0.39%
Pitney Bowes Inc.	37,746	912,698

Oil & Gas Equipment & Services–1.56%
Baker Hughes Inc.	63,005	3,601,996

Oil & Gas Storage & Transportation–0.50%
Southern Union Co.	48,440	1,165,951

Other Diversified Financial Services–0.54%
JPMorgan Chase & Co.	29,199	1,238,622

Packaged Foods & Meats–5.36%
Campbell Soup Co.	70,510	2,450,222

General Mills, Inc.	123,879	4,408,854

Kraft Foods, Inc.–Class A	130,888	4,124,281

Mead Johnson Nutrition Co.	22,372	1,392,657

		12,376,014

Paper Products–1.87%
International Paper Co.	158,962	4,330,125

Pharmaceuticals–4.35%
Bristol-Myers Squibb Co.	111,070	2,941,134

Eli Lilly and Co.	45,741	1,602,765

Johnson & Johnson	68,463	4,234,436

Pfizer, Inc.	73,036	1,278,860

		10,057,195

Property & Casualty Insurance–1.49%
Travelers Cos., Inc. (The)	61,908	3,448,895

Regional Banks–5.51%
Fifth Third Bancorp	248,341	3,645,646

SunTrust Banks, Inc.	194,940	5,752,679

Zions Bancorp.	137,553	3,332,909

		12,731,234

Restaurants–1.64%
Brinker International, Inc.	181,089	3,781,138

Semiconductors–1.24%
Texas Instruments Inc.	88,442	2,874,365

Soft Drinks–1.51%
Coca-Cola Co. (The)	52,920	3,480,548

Specialized Consumer Services–0.36%
H&R Block, Inc.	69,823	831,592

Specialty Chemicals–0.88%
Lubrizol Corp. (The)	19,052	2,036,278

Systems Software–1.73%
Microsoft Corp.	85,342	2,382,748

Oracle Corp.	51,429	1,609,728

		3,992,476

Thrifts & Mortgage Finance–1.50%
Hudson City Bancorp, Inc.	271,878	3,463,726

Tobacco–3.08%
Altria Group, Inc.	148,289	3,650,875

Philip Morris International Inc.	59,035	3,455,319

		7,106,194

Total Common Stocks & Other Equity Interests (Cost $194,051,918)		217,562,607

Money Market Funds–6.08%
Liquid Assets Portfolio–Institutional Class(b)	7,024,571	7,024,571

Premier Portfolio–Institutional Class(b)	7,024,571	7,024,571

Total Money Market Funds (Cost $14,049,142)		14,049,142

TOTAL INVESTMENTS–100.30% (Cost $208,101,060)		231,611,749

OTHER ASSETS LESS LIABILITIES–(0.30)%		(700,136)

NET ASSETS–100.00%		$230,911,613

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Dividend Growth Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $194,051,918)	$217,562,607

Investments in affiliated money market funds, at value and cost	14,049,142

Total investments, at value (Cost $208,101,060)	231,611,749

Foreign currencies, at value	3,116

Receivable for:
Investments sold	223,049

Dividends	376,567

Investment for trustee deferred compensation and retirement plans	1,203

Total assets	232,215,684

Liabilities:
Payable for:
Investments purchased	791,740

Fund shares reacquired	108,006

Accrued fees to affiliates	360,234

Accrued other operating expenses	24,020

Trustee deferred compensation and retirement plans	20,071

Total liabilities	1,304,071

Net assets applicable to shares outstanding	$230,911,613

Net assets consist of:
Shares of beneficial interest	$308,449,711

Undistributed net investment income	3,539,933

Undistributed net realized gain (loss)	(104,586,294)

Unrealized appreciation	23,508,263

$230,911,613

Net Assets:
Series I	$179,517,854

Series II	$51,393,759

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	12,609,011

Series II	3,619,831

Series I:
Net asset value per share	$14.24

Series II:
Net asset value per share	$14.20

Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $16,961)	$5,276,282

Dividends from affiliated money market funds	2,580

Total investment income	5,278,862

Expenses:
Advisory fees	1,269,638

Administrative services fees	443,592

Custodian fees	11,425

Distribution fees — Series II	133,926

Transfer agent fees	1,990

Trustees’ and officers’ fees and benefits	15,095

Other	89,910

Total expenses	1,965,576

Less: Fees waived	(258,126)

Net expenses	1,707,450

Net investment income	3,571,412

Realized and unrealized gain from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(7,576,291))	3,435,671

Foreign currencies	(21,372)

Option contracts written	55,163

3,469,462

Change in net unrealized appreciation (depreciation) of:
Investment securities	15,639,042

Foreign currencies	(2,190)

Foreign currency contracts	(234)

Option contracts written	(8,235)

15,628,383

Net realized and unrealized gain	19,097,845

Net increase in net assets resulting from operations	$22,669,257

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Dividend Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$3,571,412	$4,066,768

Net realized gain	3,469,462	(15,201,281)

Change in net unrealized appreciation	15,628,383	62,262,637

Net increase in net assets resulting from operations	22,669,257	51,128,124

Distributions to shareholders from net investment income:
Series I	(3,255,974)	(3,466,136)

Series II	(803,719)	(986,235)

Total distributions from net investment income	(4,059,693)	(4,452,371)

Share transactions–net:
Series I	(27,025,327)	(27,292,079)

Series II	(17,414,065)	(6,251,855)

Net increase (decrease) in net assets resulting from share transactions	(44,439,392)	(33,543,934)

Net increase (decrease) in net assets	(25,829,828)	13,131,819

Net assets:
Beginning of year	256,741,441	243,609,622

End of year (includes undistributed net investment income of $3,539,932 and $4,049,585, respectively)	$230,911,613	$256,741,441

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco V.I. Dividend Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  Prior to June 1, 2010, the Fund operated as Morgan Stanley Variable Investment Dividend Growth (the “Acquired Fund”), an investment portfolio of Morgan Stanley Variable Investment Series. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”). Upon closing of the Reorganization, holders of the Acquired Fund’s Class X and Y shares received Series I and II shares, respectively, of the Fund. Information for the Acquired Fund’s Class X and Y shares prior to the Reorganization is included with Series I and II shares, respectively, of the Fund throughout this report.
  The Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the

Invesco V.I. Dividend Growth Fund

security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to

Invesco V.I. Dividend Growth Fund

federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Call Options Written — The Fund may write call options. A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently valued to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
L.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco V.I. Dividend Growth Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.545%

Next $750 million	0.42%

Next $1 billion	0.395%

Over $2 billion	0.37%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $558,503 to Morgan Stanley Investment Advisors Inc. (“MSIA”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.67% and Series II shares to 0.92% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds. Prior to the Reorganization, investment advisory fees paid by the Acquired Fund were reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class Shares.
  For the year ended December 31, 2010, the Adviser and MSIA waived advisory fees of $257,255 and $871, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $35,818 for accounting and fund administrative services and reimbursed $325,594 for services provided by insurance companies. Prior to the Reorganization, the Acquired Fund paid an administration fee of $82,180 to MSIM and JPMorgan Investor Services Co.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. Prior to the Reorganization, the Acquired Fund paid $207 to Morgan Stanley Trust, which served as the Acquired Fund’s transfer agent. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Prior to the Reorganization, the Acquired Fund paid distribution fees of $60,866 to Morgan Stanley Distributors Inc. based on the annual rate of 0.25% of the Acquired Fund’s average daily net assets of Class Y Shares. For the year ended December 31, 2010, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Invesco V.I. Dividend Growth Fund

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$225,636,789	$5,974,960	$—	$231,611,749

NOTE 4—Derivative Investments

Effect of Derivative Instruments for the year ended December 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Options*

Realized Gain
Equity risk	$55,163

Change in Unrealized Appreciation (Depreciation)
Equity risk	(8,235)

Total	$46,928

*	The average value of options outstanding during the period was $2,872.

Transactions During the Period
	Call Option Contracts
	Number of	Premiums
	Contracts	Received

Options written, outstanding at beginning of period	58	$11,657

Written	498	111,121

Closed	(253)	(52,636)

Expired	(303)	(70,142)

End of period	0	$0

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2010, the Fund engaged in securities purchases of $2,507,025 and securities sales of $13,571,530, which resulted in net realized gains (losses) of $(7,576,291).

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco V.I. Dividend Growth Fund

  For the period June 1, 2010, the Fund paid legal fees of $734 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank (“SSB”), the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$4,059,693	$4,452,371

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$3,554,972

Net unrealized appreciation — investments	23,510,689

Net unrealized appreciation (depreciation)–other investments	(2,426)

Temporary book/tax differences	(11,431)

Post-October deferrals	(3,441)

Capital loss carryforward	(104,586,461)

Shares of beneficial interest	308,449,711

Total net assets	$230,911,613

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $1,775,537 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2011	$48,222,156

December 31, 2016	19,116,895

December 31, 2017	37,247,410

Total capital loss carryforward	$104,586,461

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $175,171,271 and $229,424,375, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$27,087,142

Aggregate unrealized (depreciation) of investment securities	(3,576,453)

Net unrealized appreciation of investment securities	$23,510,689

Cost of investments for tax purposes is $208,101,060.

Invesco V.I. Dividend Growth Fund

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2010, undistributed net investment income was decreased by $21,372, undistributed net realized gain (loss) was increased by $105,161,822 and shares of beneficial interest decreased by $105,140,450. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Year ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Series I	42,162	$556,286	40,020	$445,763

Series II	41,409	523,697	64,575	656,925

Issued as reinvestment of dividends:
Series I	254,971	3,255,974	321,236	3,466,136

Series II	63,037	803,719	91,572	986,235

Reacquired:
Series I	(2,334,157)	(30,837,587)	(2,833,291)	(31,203,978)

Series II	(1,409,722)	(18,741,481)	(723,234)	(7,895,015)

Net increase (decrease) in share activity	(3,342,300)	$(44,439,392)	(3,039,122)	$(33,543,934)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 93% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Dividend Growth Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
									expenses		expenses
			Net gains						to average		to average net		Ratio of net
	Net asset		(losses) on		Dividends				net assets		assets without		investment
	value,	Net	securities (both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/10	$13.13	$0.21	$1.14	$1.35	$(0.24)	$14.24	10.48%	$179,518	0.68	%(d)	0.79	%(d)	1.59	%(d)	78%
Year ended 12/31/09	10.78	0.20	2.37	2.57	(0.22)	13.13	24.30	192,279	0.67		0.67		1.80		44
Year ended 12/31/08	17.01	0.25	(6.41)	(6.16)	(0.07)	10.78	(36.35)	184,579	0.63		0.63		1.72		61
Year ended 12/31/07	16.53	0.22	0.48	0.70	(0.22)	17.01	4.22	368,737	0.58		0.58		1.27		48
Year ended 12/31/06	15.09	0.21	1.45	1.66	(0.22)	16.53	11.09	471,931	0.59		0.59		1.37		114

Series II
Year ended 12/31/10	13.09	0.19	1.12	1.31	(0.20)	14.20	10.20	51,394	0.93	(d)	1.04	(d)	1.34	(d)	78
Year ended 12/31/09	10.75	0.17	2.36	2.53	(0.19)	13.09	23.94	64,463	0.92		0.92		1.55		44
Year ended 12/31/08	16.98	0.21	(6.38)	(6.17)	(0.06)	10.75	(36.46)	59,030	0.88		0.88		1.47		61
Year ended 12/31/07	16.51	0.17	0.48	0.65	(0.18)	16.98	3.90	116,271	0.83		0.83		1.02		48
Year ended 12/31/06	15.07	0.17	1.45	1.62	(0.18)	16.51	10.83	136,660	0.84		0.84		1.12		114

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $179,391 and $53,570 for Series I and Series II shares, respectively.

NOTE 13—Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco V.I. Financial Services Fund and Invesco V.I. Select Dimensions Dividend Growth Fund (the “Target Funds”) in exchange for shares of the Fund. The Agreement requires approval of the Target Funds’ shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

NOTE 14—Change in Independent Registered Public Accounting Firm (unaudited)

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

Invesco V.I. Dividend Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Dividend Growth Fund (formerly known as Dividend Growth Portfolio, one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 26, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco V.I. Dividend Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,189.60	$3.64	$1,021.88	$3.36	0.66%

Series II	1,000.00	1,187.30	5.02	1,020.62	4.63	0.91

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Dividend Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Corporate Dividends Received Deduction*	100.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Dividend Growth Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco V.I. Global Dividend Growth Fund
Annual Report to Shareholders ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is available on the SEC website under the predecessor fund.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
MS-VIGDG-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, Morgan Stanley V.I. Global Dividend Growth Fund was reorganized as Invesco V.I. Global Dividend Growth Fund. A listing of your Fund’s managers appears later in this report.
     For the fiscal year ended December 31, 2010, Invesco V.I. Global Dividend Growth Fund outperformed its benchmark, the MSCI World Index.
     Stock selection within the consumer staples and information technology (IT) sectors contributed positively to performance, while holdings in the financials, utilities, telecommunication services and consumer discretionary sectors detracted during the period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	12.07%

Series II Shares	11.88

MSCI World Index▼ (Broad Market and Style-Specific Index)	11.76

▼	Lipper Inc.

How we invest
The Fund invests primarily in stocks of mid- and large-capitalization global companies with a record of stable earnings and strong balance sheets that are offering attractive valuations relative to the broad market and peers.
     We take a bottom-up, research-driven approach. We begin with a universe of global equity securities with greater than $1 billion in market capitalization and up to 10 years of financial statement information from both developed and emerging markets. We adjust each company’s financial history for inflation rates and select accounting conventions, creating a comparable basis for analysis. We then rank the universe using a proprietary three-factor valuation ranking model that combines the company’s implied return, price/book and price/earnings. Attractively ranked companies are then subjected to rigorous fundamental research focused on evaluating the sustainability of company profitability. The most attractive stocks from the valuation screen, that have also successfully passed rigorous fundamental research, are candidates for inclusion in the Fund. We seek to achieve appropriate diversification relative to the benchmark index and take a long-term investment horizon in evaluating companies, resulting in relatively low rates of portfolio turnover.
     We strive to maintain a consistent investment discipline through varying market conditions and an appropriate level of overall portfolio diversification. Individual holdings are selected based on their own merits, however, and not on projections of country or sector performance.
     Our sell discipline is a replication of the security selection process in that we look to trim or liquidate positions in the portfolio based on valuation, fundamentals or portfolio design considerations.

Market conditions and your Fund
After rallying for much of 2009 on prospects of improving global economic conditions, global equity markets faced headwinds in 2010. Notably, several southern European economies, including Greece, Spain, Portugal and Italy, faced solvency concerns amid massive fiscal deficits. Although the U.S. economy continued with a positive growth rate in 2010, investors continued to be concerned about high unemployment and a weak housing market. The period ended with a market upswing as a flurry of private sector merger and acquisition activity began — a sign of cash-rich corporations and strong balance sheets.
     In contrast, China enacted credit tightening measures in early 2010 in an attempt to slow its economy. The combination of robust domestic economic developments and largely upbeat corporate earnings supported Asian equity markets during the period. Fears of potential overheating in emerging market economies, coupled with concerns of a potential double-dip recession in developed economies, however, continued to foster uncertainty about the pace and vigor of a global economic recovery.
     At the beginning of the year, riskier assets, like stocks, outperformed securities considered safe havens, such as U.S. Treasuries. This trend continued through the middle of April 2010. Renewed credit problems overseas and the market correction that occurred in May, June and August, however, created a more uncertain environment, which prompted many investors to favor safety over risk. Although the path to economic recovery remains uncertain, several positive trends fueled resurgence in global equity markets during the last few months of the reporting period. As bottom-up investors, we have seen the number of potential investment opportunities in

Portfolio Composition
By sector

Financials	18.8%

Energy	14.6

Health Care	10.9

Consumer Discretionary	10.1

Information Technology	9.9

Industrials	8.8

Materials	8.2

Consumer Staples	7.8

Telecommunication Services	5.4

Utilities	3.8

Money Market Funds Plus
Other Assets Less Liabilities	1.7

Top 10 Equity Holdings*

1.	Royal Dutch Shell PLC	2.3%

2.	ACE Ltd.	2.2

3.	Chevron Corp.	2.2

4.	BHP Billiton PLC	2.1

5.	General Dynamics Corp.	2.0

6.	Archer-Daniels-Midland Co.	2.0

7.	Oracle Corp.	1.9

8.	Coach, Inc.	1.9

9.	Nissan Motor Co., Ltd.	1.9

10.	ConocoPhillips	1.8

Top Five Countries*

1.	United States	37.7%

2.	Japan	13.8

3.	United Kingdom	8.6

4.	Switzerland	5.7

5.	France	4.5

Total Net Assets	$85.6 million

Total Number of Holdings*	112

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
Invesco V.I. Global Dividend Growth Fund

attractive companies increase materially in recent months. With above-average market volatility likely to persist for some time, we believe our investment approach is well suited for the current climate.
     We stayed true to our investment process — seeking quality-oriented stocks — and the Fund benefited overall. Stock selection within the consumer staples and IT sectors made the largest contribution to the Fund’s relative results. Within IT, U.S.-based Oracle, an enterprise software company, acquired Sun Microsystems and Silver Creek Systems. Stock selection and an underweight position in consumer discretionary and financials detracted from relative performance, failing to keep pace with the benchmark’s gains. Within the financials sector, U.K.-based Prudential, an international financial services company with principal operations in the U.K., U.S. and Asia, was liquidated from the Fund. The Fund’s negative performance in the energy sector largely was due to our allocation to energy corporation BP, which faced a difficult environment in the wake of the well disaster in the Gulf of Mexico. BP is no longer held by the Fund. On an absolute basis, all sectors in the Fund posted positive returns during the year with the exception of our utilities holdings.
     From a geographical perspective, all global regions in the Fund generated positive absolute performance during the fiscal year. Japan contributed the most to absolute returns, while North America contributed the least on a relative basis. The Fund’s exposure to Greece, Canada and the U.S. detracted from performance during the year. Conversely, our stock selection in Spain, Germany and the U.K. helped Fund performance versus the benchmark index. The Fund also benefited from favorable Japanese stock selection throughout the period, leading to profit taking in a number of stocks. The allocation to Japan remained neutral to the benchmark during the year. Additionally, exposures to nonbenchmark areas, such as emerging markets, were positive contributors during the period.
     From a positioning perspective, the Fund remained underweight in financials relative to the benchmark index. From a geographic perspective, the Fund maintained a healthy weighting in emerging markets and a modestly overweight position in Japan, while being underweight in Canada and the U.S., relative to the benchmark index. Fund holdings are determined based on the merits of individual securities and not on a country or sector basis.
     Market participants are vacillating between inconsistent economic data and strong momentum in earnings from the corporate sector. At the same time, balance sheet repair has been actively pursued on multiple fronts by consumers, financial institutions and select governments. While these ultimately healthy initiatives may temper the pace of economic recovery in the near term, falling government bond yields have lowered mortgage rates to even more affordable levels, thus providing some level of support for the housing market. In the face of these conflicting signals, we believe above-average equity market and foreign exchange volatility may persist. Our emphasis on profitability and attractive valuations has the potential to serve clients well over the long-term.
     We would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult your financial adviser to discuss your individual financial program.
     We welcome any new investors who joined the Fund during the year, and to all of our shareholders, we would like to say thank you for your continued investment in the Invesco V.I. Global Dividend Growth Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Ingrid Baker
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Global Dividend Growth Fund. Ms. Baker joined Invesco in 1999. She earned a B.A. in international politics from Oberlin College and an M.B.A. from the University of Navarra.
W. Lindsay Davidson
Portfolio manager, is manager of Invesco V.I. Global Dividend Growth Fund. Mr. Davidson joined Invesco in 1983. He began his investment career in 1974. Mr. Davidson earned a degree in economics with honors from Edinburgh University.
Sargent McGowan
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Global Dividend Growth Fund. Mr. McGowan joined Invesco in 2002. He began his investment career in 1996. Mr. McGowan earned a B.S. in commerce from the University of Virginia and an M.B.A. in investment management from the University of North Carolina.
Anuja Singha
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Global Dividend Growth Fund. Ms. Singha joined Invesco in 1998. She earned a B.A. in economics from Mills College and a Ph.D. in economics from Emory University.
Stephen Thomas
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Global Dividend Growth Fund. Mr. Thomas joined Invesco in 2000. He began his investment career in 1997. Mr. Thomas earned a B.B.A. in banking/ finance and an M.B.A. from the University of Mississippi.

Invesco V.I. Global Dividend Growth Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Fund data from 2/23/94, index data from 2/28/94

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or
100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception (2/23/94)		6.07%

10	Years	2.91

5	Years	0.12

1	Year	12.07

Series II Shares

Inception (6/5/00)		2.52%

10	Years	2.66

5	Years	-0.13

1	Year	11.88
Effective June 1, 2010, Class X and Class Y shares of the predecessor fund advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. Global Dividend Growth Fund. Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Global Dividend Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.94% and 1.19%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.16% and 1.41%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Global Dividend Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable
Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246.
     As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

Invesco V.I. Global Dividend Growth Fund

Invesco V.I. Global Dividend Growth Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.
     Investing in securities of small and medium capitalization companies involves greater risks than is customarily associated with investing in larger, more established companies. Often, the stocks of these companies, particularly small companies, may be more volatile and less liquid than the stocks of more established companies and may be subject to more abrupt and erratic price movements. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.
     The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced. Different types of stocks tend to shift in and out of favor depending on market and economic conditions and the Fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).
     The Fund’s investments in foreign and emerging market securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund may convert U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged.
     Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.
     Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Fund’s trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.
     The foreign securities in which the Fund may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.
     Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
     Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.
     A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.
     Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the continued on following page

Invesco V.I. Global Dividend Growth Fund

Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.
     The performance of the Fund also will depend on whether or not the Adviser is successful in applying the Fund’s investment strategies. The Fund is also subject to other risks from its permissible investments, including the risks associated with its investments in real estate investment trusts (REITs) and foreign real estate companies.

About indexes used in this report
The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally classified according to the Global Industry Classification
Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Global Dividend Growth Fund

Schedule of Investments

December 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–96.74%
Australia–2.64%
Australia & New Zealand Banking Group Ltd.	33,468	$799,294

Macquarie Group Ltd.	18,441	698,061

Telstra Corp. Ltd.	267,603	763,634

		2,260,989

Bermuda–0.88%
PartnerRe Ltd.	9,379	753,603

Brazil–1.49%
Banco Santander Brasil S.A.(a)	19,300	262,573

Companhia Energetica de Minas Gerais–ADR	13,391	222,157

PDG Realty S.A. Empreendimentos e Participacoes	45,100	276,034

Petroleo Brasileiro S.A.–ADR	6,836	258,674

Vale S.A.–ADR	7,461	257,927

		1,277,365

Canada–2.30%
Nexen Inc.	46,162	1,058,527

Toronto-Dominion Bank (The)	12,188	910,147

		1,968,674

China–1.05%
China Construction Bank Corp.–Class H	158,000	141,454

China Minsheng Banking Corp., Ltd.–Class H	186,000	159,132

China Unicom (Hong Kong) Ltd.	128,000	182,540

CNOOC Ltd.	80,000	190,350

Renhe Commercial Holdings Co., Ltd.	1,260,000	220,461

		893,937

Finland–0.89%
Nokia Oyj–ADR	73,450	758,004

France–4.52%
BNP Paribas	15,934	1,017,237

Bouygues S.A.	21,230	916,768

Sanofi-Aventis S.A.	14,051	902,281

Total S.A.	19,349	1,027,497

		3,863,783

Germany–1.28%
Salzgitter AG	14,197	1,095,988

Hong Kong–2.76%
Chaoda Modern Agriculture (Holdings) Ltd.	158,000	118,508

Cheung Kong (Holdings) Ltd.	58,000	892,708

China Dongxiang Group Co.	301,000	130,115

Esprit Holdings Ltd.	255,900	1,218,132

		2,359,463

Indonesia–0.17%
PT Telekomunikasi Indonesia Tbk	166,500	147,307

Ireland–0.21%
Dragon Oil PLC(b)	21,795	182,814

Italy–1.01%
Eni S.p.A.	39,600	864,677

Japan–13.77%
Canon Inc.	16,900	866,373

FUJIFILM Holdings Corp.	24,500	885,971

Mitsubishi Corp.	48,000	1,299,470

Mitsubishi UFJ Financial Group, Inc.	235,900	1,275,528

Murata Manufacturing Co., Ltd.	12,300	862,015

Nippon Telegraph & Telephone Corp.	28,400	1,299,307

Nippon Yusen Kabushiki Kaisha	251,000	1,112,945

Nissan Motor Co., Ltd.	166,400	1,584,274

Seven & I Holdings Co., Ltd.	29,300	783,114

Sumitomo Chemical Co., Ltd.	210,000	1,034,610

Takeda Pharmaceutical Co., Ltd.	15,800	777,448

		11,781,055

Mexico–0.49%
America Movil S.A.B. de C.V.–Series L	72,600	208,100

Desarrolladora Homex S.A.B. de C.V.–ADR(b)	6,128	207,188

		415,288

Netherlands–1.77%
TNT N.V.	30,750	812,875

Unilever N.V.	22,605	703,829

		1,516,704

Norway–2.09%
Statoil A.S.A.	32,500	771,973

Yara International A.S.A.	17,596	1,017,755

		1,789,728

Poland–0.31%
KGHM Polska Miedz S.A.	4,556	266,944

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Dividend Growth Fund

	Shares	Value

Russia–0.67%
Gazprom OAO–ADR	7,933	$200,308

Magnitogorsk Iron & Steel Works–GDR	13,466	195,930

Rosneft Oil Co.–GDR	24,509	175,485

		571,723

South Africa–1.33%
Barloworld Ltd.	26,350	268,000

Sasol Ltd.	3,911	205,586

Standard Bank Group Ltd.	13,901	226,953

Steinhoff International Holdings Ltd.(b)	67,410	250,709

Tiger Brands Ltd.	6,330	186,061

		1,137,309

South Korea–2.21%
Dongbu Insurance Co., Ltd.	3,680	145,916

Hyundai Mipo Dockyard Co., Ltd.	1,451	286,390

Hyundai Mobis	1,430	358,476

LG Electronics Inc.	1,140	119,721

Lotte Shopping Co., Ltd.	222	92,524

POSCO	571	244,542

Samsung Electronics Co., Ltd.	401	335,315

Shinhan Financial Group Co., Ltd.	4,150	193,440

SK Telecom Co., Ltd.–ADR	6,166	114,873

		1,891,197

Spain–3.12%
Banco Santander S.A.	85,354	906,919

Iberdrola S.A.	122,623	945,157

Telefonica S.A.	35,902	815,377

		2,667,453

Switzerland–5.71%
ACE Ltd.	30,673	1,909,394

Holcim Ltd.	12,746	963,107

Swisscom AG	2,485	1,093,139

Zurich Financial Services AG	3,555	920,878

		4,886,518

Taiwan–0.91%
AU Optronics Corp.–ADR	16,186	168,658

HTC Corp.	9,600	296,332

Powertech Technology Inc.	70,000	232,211

U-Ming Marine Transport Corp.	39,000	84,938

		782,139

Thailand–0.37%
Bangkok Bank PCL–NVDR	37,900	184,817

PTT PCL	12,000	127,384

		312,201

Turkey–0.19%
Asya Katilim Bankasi A.S.	89,738	165,301

United Kingdom–8.59%
Barclays PLC	149,058	613,228

BHP Billiton PLC	44,987	1,793,559

GlaxoSmithKline PLC	38,702	751,764

Imperial Tobacco Group PLC	47,736	1,464,678

National Grid PLC	83,980	732,195

Royal Dutch Shell PLC–Class A	59,650	1,991,076

		7,346,500

United States–36.01%
3M Co.	11,954	1,031,630

Apache Corp.	8,113	967,313

Archer-Daniels-Midland Co.	55,232	1,661,379

Avon Products, Inc.	24,441	710,255

Bank of America Corp.	81,874	1,092,199

Bank of New York Mellon Corp. (The)	30,694	926,959

Best Buy Co., Inc.	18,073	619,723

Chevron Corp.	20,609	1,880,571

Coach, Inc.	28,961	1,601,833

ConocoPhillips	22,739	1,548,526

CVS Caremark Corp.	31,283	1,087,710

Energen Corp.	27,473	1,325,847

GameStop Corp.–Class A(b)	41,113	940,665

General Dynamics Corp.	24,511	1,739,301

Gilead Sciences, Inc.(b)	21,827	791,010

Johnson & Johnson	24,466	1,513,222

Merck & Co., Inc.	42,510	1,532,060

Microsoft Corp.	32,662	911,923

Morgan Stanley	36,835	1,002,280

Oracle Corp.	52,179	1,633,203

Pfizer, Inc.	44,601	780,964

Stryker Corp.	15,272	820,106

Valero Energy Corp.	43,866	1,014,182

W. R. Berkley Corp.	25,376	694,795

WellPoint Inc.(b)	26,346	1,498,034

Western Digital Corp.(b)	43,755	1,483,295

		30,808,985

Total Common Stocks & Other Equity Interests (Cost $70,490,051)		82,765,649

Preferred Stocks–1.60%
Brazil–0.18%
Usinas Siderurgicas de Minas Gerais S.A.–Class A–2.67% Pfd.	13,300	153,511

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Dividend Growth Fund

	Shares	Value

Germany–1.42%
Porsche Automobil Holding SE–0.14% Pfd.	15,202	$1,211,967

Total Preferred Stocks (Cost $832,810)		1,365,478

Money Market Funds–1.73%
Liquid Assets Portfolio–Institutional Class(c)	742,180	742,180

Premier Portfolio–Institutional Class(c)	742,180	742,180

Total Money Market Funds (Cost $1,484,360)		1,484,360

TOTAL INVESTMENTS–100.07% (Cost $72,807,221)		85,615,487

OTHER ASSETS LESS LIABILITIES–(0.07)%		(56,958)

NET ASSETS–100.00%		$85,558,529

Investment Abbreviations:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
NVDR	– Non-Voting Depositary Receipt
Pfd.	– Preferred

Notes to Schedule of Investments:

(a)	Consists of one or more class of securities traded together as a unit; stocks with attached warrants.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Dividend Growth Fund

Statement of Assets and Liabilities

For the year ended December 31, 2010

Assets:
Investments, at value (Cost $71,322,861)	$84,131,127

Investments in affiliated money market funds, at value and cost	1,484,360

Total investments, at value (Cost $72,807,221)	85,615,487

Foreign currencies, at value (Cost $11,144)	11,366

Receivable for:
Fund shares sold	2,850

Dividends	140,900

Investment for trustee deferred compensation and retirement plans	1,147

Total assets	85,771,750

Liabilities:
Payable for:
Fund shares reacquired	10,091

Accrued fees to affiliates	144,917

Accrued other operating expenses	53,411

Trustee deferred compensation and retirement plans	4,802

Total liabilities	213,221

Net assets applicable to shares outstanding	$85,558,529

Net assets consist of:
Shares of beneficial interest	$82,667,230

Undistributed net investment income	2,734,801

Undistributed net realized gain (loss)	(12,653,101)

Unrealized appreciation	12,809,599

$85,558,529

Net Assets:
Series I	$56,996,368

Series II	$28,562,161

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	6,080,652

Series II	3,075,790

Series I:
Net asset value per share	$9.37

Series II:
Net asset value per share	$9.29

Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $186,983)	$2,649,292

Dividends from affiliated money market funds (includes securities lending income of $20,238)	22,893

Total investment income	2,672,185

Expenses:
Advisory fees	565,371

Administrative services fees	178,513

Custodian fees	42,756

Distribution fees — Series II	70,731

Transfer agent fees	1,659

Trustees’ and officers’ fees and benefits	15,272

Other	92,014

Total expenses	966,316

Less: Fees waived	(101,244)

Net expenses	865,072

Net investment income	1,807,113

Realized and unrealized gain from:
Net realized gain (loss) from:
Investment securities	7,882,795

Foreign currencies	(99,379)

Foreign currency contracts	1,448,689

9,232,105

Change in net unrealized appreciation (depreciation) of:
Investment securities	(1,338,996)

Foreign currencies	(414,142)

(1,753,138)

Net realized and unrealized gain	7,478,967

Net increase in net assets resulting from operations	$9,286,080

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Dividend Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$1,807,113	$3,048,064

Net realized gain	9,232,105	3,073,323

Change in net unrealized appreciation (depreciation)	(1,753,138)	6,730,620

Net increase in net assets resulting from operations	9,286,080	12,852,007

Distributions to shareholders from net investment income:
Series I	(1,056,638)	(2,992,150)

Series II	(465,368)	(1,372,445)

Total distributions from net investment income	(1,522,006)	(4,364,595)

Share transactions–net:
Series I	(8,688,410)	(7,388,490)

Series II	(4,277,405)	(2,195,301)

Net increase (decrease) in net assets resulting from share transactions	(12,965,815)	(9,583,791)

Net increase (decrease) in net assets	(5,201,741)	(1,096,379)

Net assets:
Beginning of year	90,760,270	91,856,649

End of year (includes undistributed net investment income of $2,734,801 and $1,096,960, respectively)	$85,558,529	$90,760,270

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco V.I. Global Dividend Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  Prior to June 1, 2010, the Fund operated as Morgan Stanley Variable Investment Dividend Growth Portfolio (the “Acquired Fund”), an investment portfolio of Morgan Stanley Variable Investment Series. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class X and Y shares received Series I and II shares, respectively, of the Fund. Information for the Acquired Fund’s Class X and Y shares prior to the Reorganization is included with Series I and II shares, respectively, of the Fund throughout this report.
  The Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

Invesco V.I. Global Dividend Growth Fund

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

Invesco V.I. Global Dividend Growth Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Invesco V.I. Global Dividend Growth Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $1 billion	0.67%

Next $500 million	0.645%

Next $1 billion	0.62%

Next $1 billion	0.595%

Next $1 billion	0.57%

Over $4.5 billion	0.545%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee to Morgan Stanley Investment Advisors Inc. (“MSIA”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Prior to the Reorganization, Morgan Stanley Investment Management Limited served as sub-adviser to the Acquired Fund.
  Effective on the Reorganization, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.94% and Series II shares to 1.19% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds. Prior to the Reorganization, investment advisory fees paid by the Acquired Fund were reduced by an amount equal to the advisory and administrative service fees paid by the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class shares.
  For the year ended December 31, 2010, the Adviser and MSIA waived advisory fees of $100,505 and $739, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $29,315 for accounting and fund administrative services and reimbursed $120,123 for services provided by insurance companies. Prior to the Reorganization, the Acquired Fund paid an administrative fee of $29,075 to Morgan Stanley Services Company, Inc.
  Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. Prior to the Reorganization, the Acquired Fund paid $2 to Morgan Stanley Trust, which served as the Acquired Fund’s transfer agent. For the year ended December 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Prior to the Reorganization, the Acquired Fund paid distribution fees of $30,425 to Morgan Stanley Distributors Inc. based on the annual rate of 0.25% of the Acquired Fund’s average daily net assets of Class Y shares. For the year ended December 31, 2010, expenses incurred under the Plans are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs

Invesco V.I. Global Dividend Growth Fund

(Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1*	Level 2*	Level 3	Total

Australia	$2,260,989	$—	$—	$2,260,989

Bermuda	753,603	—	—	753,603

Brazil	1,168,303	262,573	—	1,430,876

Canada	1,968,674	—	—	1,968,674

China	379,593	514,344	—	893,937

Finland	758,004		—	758,004

France	—	3,863,783	—	3,863,783

Germany	2,307,955	—	—	2,307,955

Hong Kong	1,466,755	892,708	—	2,359,463

Indonesia	—	147,307	—	147,307

Ireland	182,814	—	—	182,814

Italy	864,677	—	—	864,677

Japan	9,615,375	2,165,680	—	11,781,055

Mexico	415,288	—	—	415,288

Netherlands	703,829	812,875	—	1,516,704

Norway	1,789,728	—	—	1,789,728

Poland	—	266,944	—	266,944

Russia	571,723		—	571,723

South Africa	1,137,309	—	—	1,137,309

South Korea	1,526,934	364,263	—	1,891,197

Spain	945,157	1,722,296	—	2,667,453

Switzerland	4,886,518	—	—	4,886,518

Taiwan	549,928	232,211	—	782,139

Thailand	312,201	—	—	312,201

Turkey	—	165,301	—	165,301

United Kingdom	1,464,678	5,881,822	—	7,346,500

United States	32,293,345	—	—	32,293,345

Total Investments	$68,323,380	$17,292,107	$—	$85,615,487

*	Transfers occurred between Level 1 and Level 2 due to foreign fair value adjustments.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco V.I. Global Dividend Growth Fund

  During the year ended December 31, 2010, the Fund paid legal fees of $636 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$1,522,006	$4,364,595

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$2,744,260

Net unrealized appreciation — investments	12,764,628

Net unrealized appreciation — other investments	1,333

Temporary book/tax differences	(4,695)

Post-October deferrals	(4,761)

Capital loss carryforward	(12,609,466)

Shares of beneficial interest	82,667,230

Total net assets	$85,558,529

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $7,442,686 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2017	$12,609,466

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $106,239,343 and $116,298,160, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$13,314,137

Aggregate unrealized (depreciation) of investment securities	(549,509)

Net unrealized appreciation of investment securities	$12,764,628

Cost of investments for tax purposes is $72,850,859.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2010, undistributed net investment income was increased by $1,352,734 and undistributed net realized gain (loss) was decreased by $1,352,734. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Global Dividend Growth Fund

NOTE 9—Share Information

	Summary of Share Activity

	Years ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Series I	51,886	$437,630	39,028	$300,376

Series II	30,122	252,482	120,372	854,130

Issued as reinvestment of dividends:
Series I	134,262	1,056,638	412,142	2,992,150

Series II	59,586	465,368	190,617	1,372,445

Reacquired:
Series I	(1,197,882)	(10,182,678)	(1,414,208)	(10,681,016)

Series II	(590,989)	(4,995,255)	(590,289)	(4,421,876)

Net increase (decrease) in share activity	(1,513,015)	$(12,965,815)	(1,242,338)	$(9,583,791)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 94% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Global Dividend Growth Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/10	$8.53	$0.19	$0.81	$1.00	$(0.16)	$—	$(0.16)	$9.37	12.07%	$56,996	0.94	%(d)	1.06	%(d)	2.23	%(d)	130%
Year ended 12/31/09	7.74	0.28	0.92	1.20	(0.41)	—	(0.41)	8.53	16.44	60,521	0.93	(e)	0.93	(e)	3.64	(e)	79
Year ended 12/31/08	16.87	0.00	(5.94)	(5.94)	(0.40)	(2.79)	(3.19)	7.74	(40.94)	62,333	0.86	(e)	0.86	(e)	3.04	(e)	88
Year ended 12/31/07	17.81	0.31	1.01	1.32	(0.36)	(1.90)	(2.26)	16.87	7.02	136,495	0.82		0.82		1.72		38
Year ended 12/31/06	15.12	0.29	2.94	3.23	(0.33)	(0.21)	(0.54)	17.81	21.94	165,864	0.83		0.83		1.80		24

Series II
Year ended 12/31/10	8.45	0.17	0.81	0.98	(0.14)	—	(0.14)	9.29	11.88	28,562	1.19	(d)	1.31	(d)	1.98	(d)	130
Year ended 12/31/09	7.66	0.26	0.91	1.17	(0.38)	—	(0.38)	8.45	16.11	30,239	1.18	(e)	1.18	(e)	3.39	(e)	79
Year ended 12/31/08	16.70	0.00	(5.90)	(5.90)	(0.35)	(2.79)	(3.14)	7.66	(41.09)	29,524	1.11	(e)	1.11	(e)	2.79	(e)	88
Year ended 12/31/07	17.66	0.26	1.00	1.26	(0.32)	(1.90)	(2.22)	16.70	6.77	65,364	1.07		1.07		1.47		38
Year ended 12/31/06	15.00	0.25	2.91	3.16	(0.29)	(0.21)	(0.50)	17.66	21.60	74,749	1.08		1.08		1.55		24

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $56,095 and $28,289 for Series I and Series II shares, respectively
(e)	Ratios reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios was less than 0.005%.

NOTE 11—Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Van Kampen V.I. Global Value Equity Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

NOTE 12—Change in Independent Registered Public Accounting Firm (unaudited)

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

Invesco V.I. Global Dividend Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Global Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Global Dividend Growth Fund (formerly known as Global Dividend Growth Portfolio, one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended December 31, 2009 and the financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 26, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco V.I. Global Dividend Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,234.50	$5.29	$1,020.47	$4.79	0.94%

Series II	1,000.00	1,233.70	6.70	1,019.21	6.06	1.19

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Global Dividend Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Corporate Dividends Received Deduction*	32.60%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Global Dividend Growth Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco V.I. High Yield Securities Fund
Annual Report to Shareholders ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is available on the SEC website under the predecessor fund.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
MS-VIHYI-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, Morgan Stanley Variable Investment Series V.I. High Yield Portfolio was reorganized into Invesco V.I. High Yield Securities Fund.
     On June 25, 2010, Peter Ehret, head of High Yield and portfolio manager, and his investment team took over management of the Fund. A listing of your Fund’s managers appears later in this report.
     For the reporting period ended December 31, 2010, Invesco V.I. High Yield Securities Fund underperformed the Fund’s style-specific index, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, due mainly to the Fund’s conservative posture during the 12-month period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	10.22%

Series II Shares	9.95

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index▼
(Broad Market and Style-Specific Index)	14.94

▼	Lipper Inc.

How we invest
We invest primarily in debt securities that are determined to be below investment grade quality. These bonds, commonly known as “junk bonds,” are typically corporate bonds of U.S.-based companies, many of which are moderately sized firms. We principally invest in junk bonds rated B or above, although we regularly own bonds of lesser quality as well. We may invest in convertible bonds, preferred stock, derivatives and bank loans, but do not expect these instruments to currently be a substantial part of our portfolio. We may invest up to 30% of total assets in foreign securities.
     The primary driver of our security selection is fundamental bottom-up credit analysis conducted by a team of analysts who specialize by industry. This approach is augmented with an on-going review of the relative value of securities and a top-down process that includes sector, economic and quantitative analysis. Changes in a security’s risk/ return profile or relative value and top-down factors generally determine buy and sell decisions.
     Portfolio construction begins with a well-defined Fund design that emphasizes diversification and establishes the target investment vehicles for generating the desired “alpha” (the return expected from an investment) as well as the risk parameters appropriate for the current positioning in the credit cycle. Investments are evaluated for liquidity and risk versus relative value. Working closely with other investment specialists and traders, we determine the timing and amount of each “alpha” decision to use in the portfolio at any time, taking into account security selection skill and market opportunities.

     Sell decisions are based on:
■	Low equity value to debt, high subordination and negative free cash flow coupled with negative news, declining expectations, or an increasing risk profile.

■	Very low yields.

■	Presentation of a better relative value opportunity.

Market conditions and your Fund
In the U.S. and most of the developed world, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at low levels and with few of them withdrawing their quantitative easing measures. This helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. However, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for eurozone countries) and became a focal point of investor concern.
     In the U.S., economic recovery was present, although the pace of recovery remained modest as stubbornly high unemployment and export weakness continued to weigh on the economy. Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an annual rate of 3.7%, 1.7% and 2.6% for the first, second and third quarters of 2010, respectively.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.2 The Fed recently described its view of the U.S. economy by stating:

Portfolio Composition†
By credit quality

A	0.7%

BBB	3.0

BB	35.4

B	44.5

CCC	10.9

Non-Rated	3.5

Cash	2.0

Top 10 Fixed Income Issuers*

1.	CIT Group Inc.	1.9%

2.	Sprint Capital Corp.	1.7

3.	MGM Resorts International	1.7

4.	International Lease Finance Corp.	1.5

5.	Nielsen Finance LLC/Co.	1.4

6.	Intelsat Jackson Holdings S.A.	1.4

7.	Freescale Semiconductor Inc.	1.4

8.	Vangent Inc.	1.3

9.	Ply Gem Industries Inc.	1.2

10.	Continental Airlines Inc.	1.2

Total Net Assets	$32.2 million

Total Number of Holdings*	287
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

†	Source: Standard and Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit www.standardandpoors.com and select ‘Understanding Ratings’ under Rating Resources on the homepage.
Invesco V.I. High Yield Securities Fund

“The Committee anticipates a gradual return to higher levels of resource utilization in a context of price stability, although the pace of economic recovery is likely to be more modest in the near term than had been anticipated.”2 Consequently, it was widely expected that the Fed would continue to keep interest rates low for an extended period.
     Defaults in the high yield bond market reached extreme lows in 2010 and were below those recorded during the previous year.
     The broad U.S. high yield bond market, as measured by the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, generated strong positive total return for the 12 months ended December 31, 2010. Slow but steady economic growth, the avoidance of a double-dip recession, a recovery in corporate financial health, strong inflows into the high yield asset class, low overall interest rates and a decline in defaults boosted the performance of high yield bonds. In May and November of 2010, debt concerns in Europe caused investors to scale back their risk profile and embrace the safe haven of U.S. government-related securities. Late in the year, U.S. Treasury yields began to rise. Nonetheless, the impact was insufficient to erase gains realized by non-government bonds over the reporting period.
     On an absolute basis, the Fund generated positive returns for the 12-month period. The prior managers of the Fund maintained a defensive posture and were underweight in lower quality CCC-rated issues for the first half of the reporting period. This was the main detractor from performance as lower credit quality issues experienced the most significant positive returns in the high yield market.3 The previous managers de-emphasized highly cyclical (or economically sensitive) industries and focused on more stable industry groups that have performed relatively well throughout an economic cycle. The Fund’s overweight positions in the oil field services industry and the telecommunication wirelines industry detracted from its performance as these asset classes underperformed for the first half of the reporting period. The Fund’s underweight in the financials sector, particularly in the banking and finance company industries, also was a significant detractor as these assets outperformed for the period.
     Since taking over management of the Fund on June 25, 2010, we have worked on aligning the Fund to the Invesco research team’s outlook. We have gradually built up our investment weights in financial companies, particularly in banking and insurance companies; however, we remained cautious about the lower quality bonds. The largest detractors for the second half of the reporting period were the non-captive diversified, media non-cable and home construction industries. The Fund benefited from its overweight position in the financials sector, an underweight position in the electric industry, which underperformed during the period, and exposure to the automotive and wireless industries.
     We remain generally positive in our assessment of high yield securities; however, macroeconomic risks, slow economic growth and the potential for a double-dip recession and current valuations make us cautious about owning riskier assets. We believe the risk of holding those highest-risk securities outweighs potential benefits for the Fund at this time.
     Thank you for investing in Invesco V.I. High Yield Securities Fund and for sharing our long-term investment horizon.
1 Bureau of Economic Analysis
2 U.S. Federal Reserve
3 Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Peter Ehret
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. High Yield Securities Fund. Mr. Ehret joined Invesco in 2001. He graduated cum laude with a B.S. in economics from the University of Minnesota. He also earned an M.S. in real estate appraisal and investment analysis from the University of Wisconsin-Madison.
Darren Hughes
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. High Yield Securities Fund. He joined Invesco in 1992. Mr. Hughes earned a B.B.A. in finance and economics from Baylor University.
Scott Roberts
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. High Yield Securities Fund. He joined Invesco in 2000. Mr. Roberts earned a B.B.A. in finance from the University of Houston.

Invesco V.I. High Yield Securities Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class
Fund and index data from 12/31/00

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or
100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception (3/9/84)		4.15%

10	Years	2.09

5	Years	6.88

1	Year	10.22

Series II Shares

Inception (6/5/00)		-1.62%

10	Years	1.86%

5	Years	6.65

1	Year	9.95
Effective June 1, 2010, Class X and Class Y shares of the predecessor fund advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. High Yield Securities Fund. Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. High Yield Securities Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 2.66% and 2.91%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. High Yield Securities Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. High Yield Securities Fund

Invesco V.I. High Yield Securities Fund’s investment objective is to provide a high level of current income by investing in a diversified portfolio consisting principally of fixed-income securities, which may include both non-convertible and convertible debt securities and preferred stocks. As a secondary objective the Fund will seek capital appreciation, but only when consistent with its primary objective.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
All fixed income securities are subject to two types of risk: credit risk and interest rate risk. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up.
     Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions.
     The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.
     Certain public bank loans are illiquid, meaning the fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the fund, and a potential decrease in the fund’s net asset value. Public bank loans present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments.

About indexes used in this report
The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index that covers U.S. corporate, fixed-rate, non-investment grade debt with at least one year to maturity and at least $150 million in par outstanding. Index weights for each issuer are capped at 2%.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. High Yield Securities Fund

Schedule of Investments(a)

December 31, 2010

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds & Notes–86.92%
Advertising–0.23%
Lamar Media Corp., Sr. Gtd. Sub. Global Notes, 7.88%, 04/15/18	$70,000	$74,463

Aerospace & Defense–1.34%
Alliant Techsystems Inc., Sr. Unsec. Gtd. Sub. Notes, 6.88%, 09/15/20	15,000	15,487

BE Aerospace, Inc., Sr. Unsec. Notes, 6.88%, 10/01/20	85,000	87,975

Hexcel Corp., Sr. Unsec. Sub. Global Notes, 6.75%, 02/01/15	145,000	148,625

Triumph Group, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 11/15/17	170,000	179,775

		431,862

Airlines–1.75%
American Airlines,–Series 1991-A2, Sec. Pass Through Ctfs., 10.18%, 01/02/13	34,838	35,317

Continental Airlines Inc., Series 2007-1, Class C, Sec. Sub. Global Pass
Through Ctfs., 7.34%, 04/19/14	242,972	245,402

Series 2009-1, Class B, Sec. Global Pass
Through Ctfs., 9.25%, 05/10/17	128,231	139,131

UAL Corp., Series 2007-1A, Sec. Gtd. Global Pass Through
Ctfs., 6.64%, 07/02/22	39,098	39,856

Series 2009-2B, Sec. Gtd. Pass Through
Ctfs., 12.00%, 01/15/16(b)	92,107	103,620

		563,326

Aluminum–0.28%
Century Aluminum Co., Sr. Sec. Notes, 8.00%, 05/15/14	85,000	89,941

Apparel, Accessories & Luxury Goods–2.14%
Hanesbrands Inc., Sr. Unsec. Gtd. Notes, 6.38%, 12/15/20(b)	80,000	77,200

Levi Strauss & Co., Sr. Unsec. Global Notes, 7.63%, 05/15/20	165,000	171,187

Oxford Industries Inc., Sr. Sec. Gtd. Global Notes, 11.38%, 07/15/15	150,000	169,125

Phillips-Van Heusen Corp., Sr. Unsec. Notes, 7.38%, 05/15/20	55,000	58,438

Quiksilver Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 04/15/15	200,000	196,500

Visant Corp., Sr. Notes, 10.00%, 10/01/17(b)	15,000	15,975

		688,425

Asset Management & Custody Banks–0.04%
Accellent Inc., Sr. Gtd. Sub. Notes, 10.00%, 11/01/17(b)	15,000	14,175

Auto Parts & Equipment–0.21%
Tenneco Inc., Sr. Gtd. Notes, 6.88%, 12/15/20(b)	25,000	25,500

Sr. Notes, 7.75%, 08/15/18(b)	40,000	42,600

		68,100

Automobile Manufacturers–0.69%
Ford Motor Co., Sr. Unsec. Global Notes, 7.45%, 07/16/31	115,000	124,200

Motors Liquidation Co., Sr. Unsec. Notes, 8.38%, 07/15/33(c)	265,000	96,394

		220,594

Broadcasting–2.19%
Allbritton Communications Co., Sr. Unsec. Global Notes, 8.00%, 05/15/18	90,000	91,350

Nielsen Finance LLC/Co., Sr. Unsec. Gtd. Notes, 7.75%, 10/15/18(b)	355,000	369,200

Sr. Unsec. Gtd. Sub. Disc. Global Notes, 12.50%, 08/01/16(d)	80,000	84,400

XM Satellite Radio Inc., Sr. Unsec. Gtd. Notes, 13.00%, 08/01/13(b)	135,000	161,325

		706,275

Building Products–4.16%
Associated Materials LLC, Sr. Sec. Gtd. Notes, 9.13%, 11/01/17(b)	120,000	126,600

Building Materials Corp. of America, Sr. Gtd. Notes, 7.50%, 03/15/20(b)	160,000	164,400

Gibraltar Industries Inc., Series B, Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 12/01/15	105,000	106,444

Nortek Inc., Sr. Sec. Gtd. Global Notes, 11.00%, 12/01/13	220,000	235,400

Sr. Unsec. Gtd. Notes, 10.00%, 12/01/18(b)	75,000	78,563

Ply Gem Industries Inc.,
Sr. Sec. Gtd. First & Second Lien Global Notes, 11.75%, 06/15/13	315,000	337,837

Sr. Unsec. Gtd. Sub. Global Notes, 13.13%, 07/15/14	55,000	58,575

Roofing Supply Group LLC/Roofing Supply Finance Inc., Sr. Sec. Notes, 8.63%, 12/01/17(b)	190,000	198,075

USG Corp., Sr. Gtd. Notes, 8.38%, 10/15/18(b)	10,000	9,850

Sr. Unsec. Gtd. Notes, 9.75%, 08/01/14(b)	20,000	21,250

		1,336,994

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Securities Fund

	Principal
	Amount	Value

Cable & Satellite–1.05%
CSC Holdings LLC, Sr. Unsec. Global Notes, 8.63%, 02/15/19	$140,000	$160,300

Hughes Network Systems LLC/HNS Finance Corp., Sr. Unsec. Gtd. Global Notes, 9.50%, 04/15/14	45,000	46,631

9.50%, 04/15/14	125,000	129,531

		336,462

Casinos & Gaming–5.68%
Boyd Gaming Corp., Sr. Notes, 9.13%, 12/01/18(b)	15,000	15,000

Caesars Entertainment Operating Co. Inc.,
Sr. Sec. Gtd. Global Notes, 10.00%, 12/15/18	30,000	27,450

11.25%, 06/01/17	135,000	152,550

Sr. Sec. Notes, 12.75%, 04/15/18(b)	85,000	87,550

Sr. Unsec. Gtd. Global Bonds, 5.63%, 06/01/15	115,000	95,737

Great Canadian Gaming Corp. (Canada), Sr. Unsec. Gtd. Sub. Notes, 7.25%, 02/15/15(b)	20,000	20,600

Las Vegas Sands Corp., Sr. Sec. Gtd. Global Notes, 6.38%, 02/15/15	100,000	102,250

Mandalay Resort Group, Sr. Unsec. Gtd. Sub. Notes, 7.63%, 07/15/13	100,000	95,000

MGM Resorts International,
Sr. Sec. Gtd. Notes, 13.00%, 11/15/13	90,000	106,650

Sr. Unsec. Gtd. Global Notes, 6.75%, 04/01/13	455,000	448,175

Pinnacle Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 08/01/17	90,000	98,325

Resort at Summerlin L.P., Series B, Sr. Unsec. Sub. Notes, 13.00%, 12/15/07(c)	7,210,050	0

Scientific Games Corp., Sr. Sub. Notes, 8.13%, 09/15/18(b)	15,000	15,188

Scientific Games International Inc., Sr. Unsec. Gtd. Sub. Global Notes, 9.25%, 06/15/19	125,000	129,687

Seneca Gaming Corp., Sr. Unsec. Gtd. Notes, 8.25%, 12/01/18(b)	35,000	35,175

Snoqualmie Entertainment Authority,
Sr. Sec. Floating Rate Notes, 4.43%, 02/01/14(b)(e)	55,000	47,850

Sr. Sec. Notes, 9.13%, 02/01/15(b)	115,000	106,950

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Sec. Gtd. First Mortgage Global Notes, 7.75%, 08/15/20	50,000	54,500

Sr. Sec. Gtd. First Mortgage Global Notes, 7.88%, 05/01/20	175,000	189,219

		1,827,856

Coal & Consumable Fuels–0.12%
CONSOL Energy Inc., Sr. Unsec. Gtd. Notes, 8.25%, 04/01/20(b)	35,000	37,975

Computer & Electronics Retail–0.06%
Rent-A-Center Inc., Sr. Unsec. Notes, 6.63%, 11/15/20(b)	20,000	20,050

Computer Storage & Peripherals–0.29%
Seagate HDD Cayman (Cayman Islands), Sr. Unsec. Gtd. Notes, 7.75%, 12/15/18(b)	90,000	91,913

Construction & Engineering–1.38%
American Residential Services LLC, Sr. Sec. Notes, 12.00%, 04/15/15(b)	35,000	36,837

Dycom Investments Inc., Sr. Unsec. Gtd. Sub. Global Notes, 8.13%, 10/15/15	40,000	40,900

MasTec, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/01/17	110,000	111,925

Tutor Perini Corp., Sr. Unsec. Gtd. Notes, 7.63%, 11/01/18(b)	250,000	253,125

		442,787

Construction Materials–1.07%
Cemex Finance LLC, Sr. Sec. Gtd. Bonds, 9.50%, 12/14/16(b)	100,000	103,551

Texas Industries Inc., Sr. Unsec. Gtd. Notes, 9.25%, 08/15/20(b)	225,000	240,187

		343,738

Construction, Farm Machinery & Heavy Trucks–1.89%
Case New Holland Inc., Sr. Notes, 7.88%, 12/01/17(b)	75,000	82,875

Sr. Unsec. Gtd. Global Notes, 7.75%, 09/01/13	135,000	145,800

Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Notes, 8.50%, 11/01/20	50,000	53,562

Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	180,000	194,850

Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 8.50%, 03/01/20	80,000	88,200

Titan International Inc., Sr. Sec. Gtd. Notes, 7.88%, 10/01/17(b)	40,000	42,500

		607,787

Consumer Finance–2.77%
Ally Financial Inc.,
Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/20	195,000	214,500

8.00%, 11/01/31	15,000	16,050

Sr. Unsec. Gtd. Notes, 7.50%, 09/15/20(b)	140,000	149,100

Capital One Capital VI, Jr. Ltd. Gtd. Sub., 8.88%, 05/15/40	115,000	120,031

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Securities Fund

	Principal
	Amount	Value

Consumer Finance–(continued)

Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 8.00%, 12/15/16	$95,000	$106,400

8.13%, 01/15/20	150,000	174,750

National Money Mart Co. (Canada), Sr. Unsec. Gtd. Global Notes, 10.38%, 12/15/16	100,000	109,000

		889,831

Data Processing & Outsourced Services–0.58%
SunGard Data Systems Inc., Sr. Unsec. Gtd. Global Notes, 10.63%, 05/15/15	65,000	72,475

Sr. Unsec. Gtd. Sub. Global Notes, 10.25%, 08/15/15	60,000	63,150

Sr. Unsec. Notes, 7.38%, 11/15/18(b)	25,000	25,250

7.63%, 11/15/20(b)	25,000	25,437

		186,312

Department Stores–0.46%
Sears Holdings Corp., Sr. Unsec. Notes, 6.63%, 10/15/18(b)	155,000	146,475

Distillers & Vintners–0.58%
Constellation Brands Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/15/17	175,000	185,500

Diversified Support Services–0.05%
Mobile Mini, Inc., Sr. Unsec. Gtd. Notes, 7.88%, 12/01/20(b)	15,000	15,638

Drug Retail–0.26%
General Nutrition Centers Inc., Sr. Unsec. Gtd. PIK Floating Rate Global Notes, 5.75%, 03/15/14(e)	85,000	84,150

Electrical Components & Equipment–0.08%
Polypore International Inc., Sr. Unsec. Gtd. Notes, 7.50%, 11/15/17(b)	25,000	25,750

Environmental & Facilities Services–0.12%
EnergySolutions Inc./LLC, Sr. Unsec. Gtd. Notes, 10.75%, 08/15/18(b)	35,000	38,413

Fertilizers & Agricultural Chemicals–0.72%
CF Industries Inc., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/20	210,000	230,475

Food Retail–0.27%
Simmons Foods Inc., Sr. Sec. Notes, 10.50%, 11/01/17(b)	80,000	85,800

Forest Products–0.03%
Sino-Forest Corp. (Canada), Gtd. Notes, 6.25%, 10/21/17(b)	10,000	10,041

Gas Utilities–0.52%
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Notes, 6.50%, 05/01/21(b)	90,000	87,975

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Notes, 7.38%, 03/15/20	75,000	80,437

		168,412

Health Care Equipment–0.34%
DJO Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 10.88%, 11/15/14	100,000	109,500

Health Care Facilities–2.97%
Community Health Systems Inc., Sr. Unsec. Gtd. Global Notes, 8.88%, 07/15/15	175,000	184,625

Hanger Orthopedic Group Inc., Sr. Unsec. Gtd. Global Notes, 7.13%, 11/15/18	25,000	25,062

HCA, Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 02/15/20	105,000	112,875

Sr. Unsec. Notes, 5.75%, 03/15/14	255,000	252,450

Health Management Associates Inc., Sr. Sec. Notes, 6.13%, 04/15/16	30,000	30,375

Healthsouth Corp., Sr. Unsec. Gtd. Notes, 7.25%, 10/01/18	50,000	51,125

7.75%, 09/15/22	25,000	25,875

Select Medical Holdings Corp., Sr. Unsec. Floating Rate Global Notes, 6.24%, 09/15/15(e)	60,000	55,800

Tenet Healthcare Corp., Sr. Sec. Gtd. Global Notes, 10.00%, 05/01/18	135,000	158,625

Sr. Unsec. Global Notes, 9.25%, 02/01/15	55,000	58,850

		955,662

Health Care Services–0.77%
Apria Healthcare Group Inc., Sr. Sec. Gtd. Global Notes, 12.38%, 11/01/14	95,000	105,331

DaVita Inc., Sr. Unsec. Gtd. Notes, 6.38%, 11/01/18	25,000	24,938

Fresenius US Finance II Inc., Sr. Unsec. Gtd. Notes, 9.00%, 07/15/15(b)	80,000	92,000

Universal Hospital Services Inc., Sr. Sec. PIK Global Notes, 8.50%, 06/01/15	25,000	25,812

		248,081

Health Care Technology–0.39%
MedAssets Inc., Sr. Notes, 8.00%, 11/15/18(b)	125,000	126,250

Homebuilding–0.78%
K Hovnanian Enterprises Inc., Sr. Sec. Gtd. Global Notes, 10.63%, 10/15/16	175,000	181,125

M/I Homes Inc., Sr. Unsec. Notes, 8.63%, 11/15/18(b)	35,000	35,262

Standard Pacific Corp., Sr. Unsec. Gtd. Notes, 8.38%, 05/15/18(b)	35,000	35,175

		251,562

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Securities Fund

	Principal
	Amount	Value

Hotels, Resorts & Cruise Lines–0.25%
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 6.88%, 12/01/13	$75,000	$80,250

Household Products–0.22%
Central Garden and Pet Co., Sr. Gtd. Sub. Notes, 8.25%, 03/01/18	70,000	71,925

Housewares & Specialties–0.03%
Jarden Corp., Sr. Unsec. Gtd. Notes, 6.13%, 11/15/22	10,000	9,588

Independent Power Producers & Energy Traders–1.65%
AES Corp. (The), Sr. Unsec. Notes, 7.75%, 03/01/14	270,000	289,575

NRG Energy, Inc.,
Sr. Unsec. Gtd. Notes, 7.38%, 02/01/16	155,000	158,875

7.38%, 01/15/17	50,000	51,250

Sr. Unsec. Notes, 8.50%, 06/15/19	30,000	31,050

		530,750

Industrial Conglomerates–0.79%
RBS Global Inc./ Rexnord LLC, Sr. Unsec. Gtd. Global Notes, 8.50%, 05/01/18	240,000	255,000

Industrial Gases–0.15%
Airgas Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 10/01/18	45,000	49,838

Industrial Machinery–0.23%
Mueller Water Products Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 09/01/20	15,000	16,725

SPX Corp., Sr. Unsec. Gtd. Notes, 6.88%, 09/01/17(b)	55,000	58,713

		75,438

Integrated Telecommunication Services–1.39%
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 9.50%, 06/15/16	30,000	31,800

Sr. Unsec. Notes, 7.25%, 10/15/20(b)	410,000	416,150

		447,950

Internet Retail–0.85%
Travelport LLC, Sr. Unsec. Gtd. Global Notes, 9.88%, 09/01/14	18,000	17,640

Sr. Unsec. Gtd. Sub. Global Notes, 11.88%, 09/01/16	140,000	138,250

Travelport LLC/Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 03/01/16	120,000	116,700

		272,590

Investment Banking & Brokerage–0.69%
Cantor Fitzgerald L.P., Bonds, 7.88%, 10/15/19(b)	105,000	106,153

E*Trade Financial Corp., Sr. Unsec. Notes, 7.88%, 12/01/15	115,000	114,713

		220,866

Leisure Facilities–0.52%
Universal City Development Partners Ltd./UCDP Finance Inc., Sr. Unsec. Gtd. Global Notes, 8.88%, 11/15/15	155,000	165,850

Leisure Products–0.05%
Toys R Us Delaware Inc., Sr. Sec. Gtd. Notes, 7.38%, 09/01/16(b)	15,000	15,638

Life Sciences Tools & Services–0.20%
Patheon Inc. (Canada), Sr. Sec. Notes, 8.63%, 04/15/17(b)	65,000	65,163

Marine–0.12%
Stena A.B. (Sweden), Sr. Unsec. Global Notes, 7.00%, 12/01/16	40,000	40,050

Metal & Glass Containers–0.50%
Ball Corp., Sr. Unsec. Gtd. Notes, 5.75%, 05/15/21	40,000	39,000

Owens-Brockway Glass Container Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 05/15/16	115,000	123,050

		162,050

Movies & Entertainment–1.52%
AMC Entertainment Holdings Inc., Sr. Sub. Notes, 9.75%, 12/01/20(b)	40,000	41,650

Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/19	195,000	208,650

Cinemark USA Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 06/15/19	60,000	65,250

NAI Entertainment Holdings LLC, Sr. Sec. Notes, 8.25%, 12/15/17(b)	165,000	174,075

		489,625

Multi-Line Insurance–2.24%
American International Group, Inc.,
Jr. Sub. Variable Rate Global Deb., 8.18%, 05/15/58(e)	170,000	180,625

Sr. Unsec. Global Notes, 6.40%, 12/15/20	30,000	31,313

Hartford Financial Services Group Inc. (The), Jr.
Unsec. Sub. Variable Rate Deb., 8.13%, 06/15/38(e)	80,000	85,848

Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37(b)	230,000	228,275

Nationwide Mutual Insurance Co., Sub. Notes, 9.38%, 08/15/39(b)	165,000	193,180

		719,241

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Securities Fund

	Principal
	Amount	Value

Multi-Sector Holdings–0.32%
Reynolds Group Issuer Inc./LLC, Sr. Sec. Gtd. Notes, 7.13%, 04/15/19(b)	$100,000	$103,250

Office Services & Supplies–0.17%
IKON Office Solutions, Inc., Sr. Unsec. Notes, 6.75%, 12/01/25	35,000	33,775

Interface Inc., Sr. Notes, 7.63%, 12/01/18(b)	20,000	20,700

		54,475

Oil & Gas Drilling–0.25%
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.63%, 11/15/20(b)	55,000	56,238

Trinidad Drilling Ltd. (Canada), Sr. Unsec. Notes, 7.88%, 01/15/19(b)	25,000	25,763

		82,001

Oil & Gas Equipment & Services–1.07%
Bristow Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/17	60,000	63,000

Calfrac Holdings L.P., Sr. Unsec. Notes, 7.50%, 12/01/20(b)	30,000	30,206

Cie Generale de Geophysique-Veritas (France), Sr. Unsec. Gtd. Global Notes, 7.50%, 05/15/15	35,000	35,919

Complete Production Services, Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 12/15/16	65,000	67,600

Key Energy Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 12/01/14	140,000	148,400

		345,125

Oil & Gas Exploration & Production–8.05%
Berry Petroleum Co., Sr. Unsec. Notes, 6.75%, 11/01/20	35,000	35,350

Chaparral Energy Inc.,
Sr. Unsec. Gtd. Global Notes, 8.50%, 12/01/15	50,000	51,125

8.88%, 02/01/17	140,000	143,150

Chesapeake Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/20	30,000	30,413

Sr. Unsec. Gtd. Notes, 6.63%, 08/15/20	90,000	88,538

Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/17	220,000	229,075

Concho Resources Inc., Sr. Notes, 7.00%, 01/15/21	25,000	25,750

Continental Resources Inc.,
Sr. Unsec. Gtd. Global Notes, 7.38%, 10/01/20	70,000	74,025

8.25%, 10/01/19	50,000	54,875

Sr. Unsec. Gtd. Notes, 7.13%, 04/01/21(b)	30,000	31,650

Delta Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 04/01/15	95,000	63,175

Encore Acquisition Co., Sr. Gtd. Sub. Notes, 9.50%, 05/01/16	90,000	100,238

EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	130,000	127,400

Forest Oil Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/15/19	265,000	269,637

Harvest Operations Corp., Sr. Unsec. Gtd. Notes, 6.88%, 10/01/17(b)	80,000	82,600

McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	230,000	255,012

Newfield Exploration Co., Sr. Unsec. Gtd. Global Notes, 7.13%, 05/15/18	60,000	63,450

Petrohawk Energy Corp.
Sr. Unsec. Gtd. Global Notes, 7.25%, 08/15/18	65,000	65,894

7.88%, 06/01/15	175,000	182,656

Pioneer Natural Resources Co., Sr. Sec. Notes, 6.65%, 03/15/17	215,000	229,585

Plains Exploration & Production Co., Sr. Unsec. Gtd. Notes, 7.63%, 06/01/18	225,000	237,937

Range Resources Corp., Sr. Unsec. Notes, 7.50%, 05/15/16	90,000	93,600

Whiting Petroleum Corp., Sr. Unsec. Gtd. Sub. Notes, 6.50%, 10/01/18	55,000	55,825

		2,590,960

Oil & Gas Refining & Marketing–1.07%
Tesoro Corp., Sr. Unsec. Gtd. Global Bonds, 6.50%, 06/01/17	170,000	171,063

United Refining Co., Series 2, Sr. Unsec. Gtd. Global Notes, 10.50%, 08/15/12	175,000	172,156

		343,219

Oil & Gas Storage & Transportation–2.52%
Copano Energy LLC/Copano Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/16	175,000	182,000

Genesis Energy L.P./Genesis Energy Finance Corp., Sr. Unsec. Gtd. Notes, 7.88%, 12/15/18(b)	40,000	39,800

Inergy L.P./Inergy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.25%, 03/01/16	190,000	199,025

MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.75%, 11/01/20	35,000	34,956

Series B, Sr. Unsec. Gtd. Global Notes, 8.75%, 04/15/18	210,000	228,112

Overseas Shipholding Group, Inc., Sr. Unsec. Notes, 8.13%, 03/30/18	50,000	50,375

Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 12/01/18	75,000	76,313

		810,581

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Securities Fund

	Principal
	Amount	Value

Other Diversified Financial Services–1.47%
International Lease Finance Corp.,
Sr. Sec. Notes, 6.75%, 09/01/16(b)	$65,000	$68,697

7.13%, 09/01/18(b)	65,000	69,387

Sr. Unsec. Notes, 8.25%, 12/15/20	45,000	46,688

8.63%, 09/15/15(b)	235,000	253,212

8.75%, 03/15/17(b)	34,000	36,635

		474,619

Packaged Foods & Meats–0.72%
Chiquita Brands International, Inc., Sr. Unsec. Global Notes, 8.88%, 12/01/15	65,000	66,544

JBS USA LLC/JBS USA Finance Inc., Sr. Unsec. Gtd. Global Notes, 11.63%, 05/01/14	140,000	164,150

		230,694

Paper Packaging–0.46%
Cascades Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.88%, 01/15/20	145,000	149,350

Paper Products–0.97%
Clearwater Paper Corp., Sr. Gtd. Notes, 7.13%, 11/01/18(b)	35,000	36,312

Mercer International Inc., Sr. Unsec. Notes, 9.50%, 12/01/17(b)	50,000	51,750

Neenah Paper, Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/15/14	65,000	66,300

P.H. Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 7.13%, 05/01/16	110,000	113,889

Sappi Papier Holding AG, Unsec. Gtd. Unsub. Notes, 6.75%, 06/15/12(b)	45,000	45,049

		313,300

Personal Products–0.18%
NBTY Inc., Sr. Gtd. Notes, 9.00%, 10/01/18(b)	35,000	37,363

Sabra Health Care L.P./Sabra Capital Corp., Sr. Gtd. Notes, 8.13%, 11/01/18(b)	20,000	20,725

		58,088

Pharmaceuticals–0.93%
Axcan Intermediate Holdings Inc., Sr. Unsec. Global Notes, 12.75%, 03/01/16	110,000	113,575

Elan Finance PLC/Elan Finance Corp., Sr. Gtd. Notes, 8.75%, 10/15/16(b)	100,000	101,750

Endo Pharmaceuticals Holdings Inc., Sr. Unsec. Gtd. Notes, 7.00%, 12/15/20(b)	15,000	15,375

Mylan Inc., Sr. Gtd. Notes, 6.00%, 11/15/18(b)	50,000	49,375

Valeant Pharmaceuticals International (Canada), Sr. Unsec. Gtd. Notes, 6.75%, 10/01/17(b)	10,000	9,975

7.00%, 10/01/20(b)	10,000	9,900

		299,950

Property & Casualty Insurance–0.64%
Crum & Forster Holdings Corp., Sr. Unsec. Global Notes, 7.75%, 05/01/17	125,000	131,250

XL Group PLC (Ireland), Series E, Jr. Sub. Variable Rate Global Bonds, 6.50%(e)(f)	85,000	73,525

		204,775

Publishing–0.80%
Gannett Co. Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 11/15/14	10,000	11,225

9.38%, 11/15/17	220,000	245,300

		256,525

Railroads–0.37%
Kansas City Southern de Mexico S.A. de C.V. (Mexico), Sr. Unsec. Global Notes, 8.00%, 02/01/18	110,000	118,689

Real Estate Services–0.25%
CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Notes, 6.63%, 10/15/20(b)	80,000	80,300

Regional Banks–1.06%
Regions Financial Corp., Unsec. Sub. Notes, 7.38%, 12/10/37	150,000	141,000

Zions Bancorp., Unsec. Sub. Notes, 5.50%, 11/16/15	205,000	199,875

		340,875

Research & Consulting Services–0.16%
FTI Consulting Inc., Sr. Gtd. Notes, 6.75%, 10/01/20(b)	50,000	49,875

Restaurants–0.05%
Dunkin Finance Corp., Sr. Notes, 9.63%, 12/01/18(b)	15,000	15,300

Semiconductor Equipment–0.49%
Amkor Technology Inc., Sr. Unsec. Global Notes, 7.38%, 05/01/18	150,000	156,375

Semiconductors–1.84%
Advanced Micro Devices Inc., Sr. Unsec. Notes, 7.75%, 08/01/20(b)	30,000	31,200

Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 9.25%, 04/15/18(b)	109,000	120,445

Sr. Unsec. Gtd. Notes, 10.75%, 08/01/20(b)	105,000	115,237

Sr. Unsec. Gtd. PIK Global Notes, 9.13%, 12/15/14	190,000	199,025

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Securities Fund

	Principal
	Amount		Value

Semiconductors–(continued)

NXP B.V./NXP Funding LLC (Netherlands), Sr. Sec. Gtd. Global Notes, 7.88%, 10/15/14		$120,000	$125,550

			591,457

Specialized Finance–1.84%
CIT Group Inc., Sr. Sec. Bonds, 7.00%, 05/01/17		590,000	592,950

Specialized REIT’s–0.40%
Host Hotels & Resorts Inc., Sr. Gtd. Notes, 6.00%, 11/01/20(b)		75,000	73,875

Omega Healthcare Investors Inc., Sr. Unsec. Gtd. Notes, 6.75%, 10/15/22(b)		55,000	54,588

			128,463

Specialty Chemicals–1.21%
Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18		105,000	111,037

Huntsman International LLC, Sr. Unsec. Gtd. Sub. Global Notes, 7.38%, 01/01/15		105,000	107,888

Nalco Co., Sr. Notes, 6.63%, 01/15/19(b)		25,000	25,625

PolyOne Corp., Sr. Unsec. Notes, 7.38%, 09/15/20		140,000	145,600

			390,150

Specialty Stores–0.61%
Michaels Stores Inc.,
Sr. Notes, 7.75%, 11/01/18(b)		25,000	24,938

Sr. Unsec. Gtd. Sub. Disc. Global Notes, 13.00%, 11/01/16(d)		175,000	172,812

			197,750

Steel–0.92%
AK Steel Corp., Sr. Unsec. Gtd. Notes, 7.63%, 05/15/20		110,000	111,100

FMG Resources Ltd., Sr. Notes, 6.38%, 02/01/16(b)		65,000	65,188

Steel Dynamics Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 04/15/16		40,000	42,400

United States Steel Corp., Sr. Unsec. Notes, 7.00%, 02/01/18		55,000	55,550

7.38%, 04/01/20		20,000	20,400

			294,638

Systems Software–1.95%
Allen Systems Group Inc., Sr. Sec. Notes, 10.50%, 11/15/16(b)		205,000	210,125

Vangent Inc., Sr. Unsec. Gtd. Sub. Global Notes, 9.63%, 02/15/15		460,000	418,600

			628,725

Tires & Rubber–0.54%
Cooper Tire & Rubber Co., Sr. Unsec. Notes, 8.00%, 12/15/19		170,000	174,250

Trading Companies & Distributors–2.37%
Ashtead Capital Inc., Sr. Sec. Gtd. Notes, 9.00%, 08/15/16(b)		200,000	209,500

Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 8.25%, 01/15/19(b)		160,000	162,000

H&E Equipment Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 07/15/16		185,000	189,625

Hertz Corp. (The), Sr. Unsec. Gtd. Notes, 7.38%, 01/15/21(b)		125,000	128,125

7.50%, 10/15/18(b)		70,000	73,325

			762,575

Wireless Telecommunication Services–5.58%
Clearwire Communications LLC/Clearwire Finance Inc., Sr. Sec. Gtd. Notes, 12.00%, 12/01/15(b)		295,000	320,075

Sr. Unsec. Gtd. Conv. Putable Notes, 8.25%, 12/01/17(b)		35,000	35,700

Cricket Communications, Inc., Sr. Sec. Gtd. Global Notes, 7.75%, 05/15/16		115,000	120,031

Sr. Unsec. Gtd. Notes, 7.75%, 10/15/20(b)		105,000	100,800

Digicel Group Ltd. (Bermuda), Sr. Unsec. Notes, 8.88%, 01/15/15(b)		150,000	152,437

MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes, 6.63%, 11/15/20		95,000	90,725

7.88%, 09/01/18		65,000	67,316

SBA Telecommunications Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 08/15/19		90,000	98,550

Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/28		175,000	153,344

6.90%, 05/01/19		405,000	404,494

Sprint Nextel Corp., Sr. Unsec. Notes, 8.38%, 08/15/17		25,000	26,687

Wind Acquisition Finance S.A. (Luxembourg), Sr. Sec. Gtd. Sub. Notes, 11.75%, 07/15/17(b)		200,000	225,000

			1,795,159

Total U.S. Dollar Denominated Bonds & Notes (Cost $33,641,053)			27,966,830

Non-U.S. Dollar Denominated Bonds & Notes–7.15%(g)
Canada–0.19%
Gateway Casinos & Entertainment Ltd., Sr. Sec. Gtd. Notes, 8.88%, 11/15/17(b)	CAD	60,000	$62,381

Czech Republic–0.22%
CET 21 spol sro, Sr. Sec. Notes, 9.00%, 11/01/17(b)	EUR	50,000	69,154

Ireland–0.80%
Ardagh Packaging Finance PLC, Sr. Gtd. Notes, 9.25%, 10/15/20(b)	EUR	100,000	137,640

Bord Gais Eireann, Sr. Unsec. Medium-Term Euro Notes, 5.75%, 06/16/14	EUR	95,000	120,340

			257,980

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Securities Fund

	Principal
	Amount		Value

Luxembourg–2.12%
Calcipar S.A., Sr. Unsec. Gtd. Floating Rate Notes, 2.09%, 07/01/14(b)(e)	EUR	100,000	$120,936

Codere Finance Luxembourg S.A., Sr. Sec. Gtd. Notes, 8.25%, 06/15/15(b)	EUR	100,000	133,631

ConvaTec Healthcare S.A., Sr. Sec. Notes, 7.38%, 12/15/17(b)	EUR	100,000	135,969

TMD Friction Finance S.A., Sr. Sec. Gtd. Bonds, 10.75%, 05/15/17(b)	EUR	115,000	157,502

Wind Acquisition Finance S.A., Sr. Sec. Gtd. Notes, 7.38%, 02/15/18(b)	EUR	100,000	134,633

			682,671

Netherlands–1.75%
Carlson Wagonlit B.V., Sr. Gtd. Floating Rate Notes, 6.80%, 05/01/15(b)(e)	EUR	100,000	128,954

EN Germany Holdings B.V., Sr. Sec. Gtd. Notes, 10.75%, 11/15/15(b)	EUR	100,000	137,511

Polish Television Holding B.V., Sr. Sec. Bonds, 11.25%, 05/15/17(b)(d)	EUR	50,000	69,157

Ziggo Bond Co. B.V., Sr. Sec. Gtd. Notes, 8.00%, 05/15/18(b)	EUR	165,000	228,208

			563,830

Spain–0.20%
Inaer Aviation Finance Ltd., Sr. Sec. Bonds, 9.50%, 08/01/17(b)	EUR	50,000	64,143

Sweden–0.23%
TVN Finance Corp II A.B., Sr. Unsec. Gtd. Notes, 10.75%, 11/15/17(b)	EUR	50,000	73,831

United Kingdom–1.64%
ITV PLC,
Series 2005-1, Unsec. Gtd. Unsub. Medium-Term
Euro Notes, 5.38%, 10/19/15	GBP	50,000	76,005

Series 2006-1 Tranche 1, Unsec. Gtd. Unsub.
Medium-Term Euro Notes, 7.38%, 01/05/17	GBP	50,000	79,903

Kerling PLC, Sr. Sec. Gtd. Notes, 10.63%, 02/01/17(b)	EUR	50,000	72,495

Pipe Holdings PLC, Sr. Sec. Bonds, 9.50%, 11/01/15(b)	GBP	100,000	159,417

R&R Ice Cream Ltd., Sr. Sec. Notes, 8.38%, 11/15/17(b)	EUR	100,000	140,316

			528,136

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $2,307,513)			2,302,126

	Shares
Preferred Stocks–1.30%
Automobile Manufacturers–0.26%
General Motors Co., Series B, 4.75%–Pfd.		1,520	82,247

Diversified Banks–0.74%
Ally Financial, Inc., Series G, 7.00%–Pfd.(b)		252	238,179

Other Diversified Financial Services–0.30%
Citigroup Capital XIII, 7.88% Variable Rate Pfd.(e)		3,600	96,702

Total Preferred Stocks (Cost $312,761)			417,128

	Principal
	Amount
Senior Secured Floating Rate Interest Loans–1.19%
Casinos & Gaming–0.97%
CCM Merger Inc. Sr. Sec. First Lien Term Loans, 8.50%, 07/13/12		$310,720	311,573

Electric Utilities–0.22%
Calpine Corp. Floating Rate First Priority Lien Term Loan, 3.17%, 03/29/14		69,685	69,698

Total Senior Secured Floating Rate Interest Loans (Cost $339,765)			381,271

	Shares
Common Stocks & Other Equity Interests–0.08%
Communications Equipment–0.05%
Orbcomm, Inc.(h)		6,198	16,053

Wireless Telecommunication Services–0.03%
USA Mobility, Inc.		554	9,845

Total Common Stocks & Other Equity Interests (Cost $0)			25,898

Money Market Funds–1.79%
Liquid Assets Portfolio–Institutional Class(i)		288,644	288,644

Premier Portfolio–Institutional Class(i)		288,644	288,644

Total Money Market Funds (Cost $577,288)			577,288

TOTAL INVESTMENTS–98.43% (Cost $37,178,380)			31,670,541

OTHER ASSETS LESS LIABILITIES–1.57%			506,010

NET ASSETS–100.00%			$32,176,551

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Securities Fund

Investment Abbreviations:

CAD	– Canadian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
Disc.	– Discounted
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
PIK	– Payment in Kind
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2010 was $10,576,649, which represented 32.87% of the Fund’s Net Assets.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at December 31, 2010 was $96,394, which represented 0.30% of the Fund’s Net Assets.
(d)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2010.
(f)	Perpetual bond with no specified maturity date.
(g)	Foreign denominated security. Principal amount is denominated in currency indicated.
(h)	Non-income producing security.
(i)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Securities Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $36,601,092)	$31,093,253

Investments in affiliated money market funds, at value and cost	577,288

Total investments, at value (Cost $37,178,380)	31,670,541

Cash	6,680

Receivable for:
Investments sold	143,929

Fund shares sold	535

Dividends and interest	811,770

Investment for trustee deferred compensation and retirement plans	1,084

Other assets	1,539

Total assets	32,636,078

Liabilities:
Payable for:
Investments purchased	83,592

Fund shares reacquired	5,022

Amount due custodian — foreign (Cost $5,419)	5,512

Accrued fees to affiliates	30,976

Accrued other operating expenses	332,046

Trustee deferred compensation and retirement plans	2,379

Total liabilities	459,527

Net assets applicable to shares outstanding	$32,176,551

Net assets consist of:
Shares of beneficial interest	$219,408,208

Undistributed net investment income	1,946,344

Undistributed net realized gain (loss)	(183,669,959)

Unrealized appreciation (depreciation)	(5,508,042)

$32,176,551

Net Assets:
Series I	$16,048,762

Series II	$16,127,789

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	13,974,880

Series II	14,055,937

Series I:
Net asset value per share	$1.15

Series II:
Net asset value per share	$1.15

Statement of Operations

For the year ended December 31, 2010

Investment income:
Interest	$3,040,540

Dividends (net of foreign withholding taxes of $488)	12,629

Dividends from affiliated money market funds (includes securities lending income of $4,371)	5,481

Total investment income	3,058,650

Expenses:
Advisory fees	137,515

Administrative services fees	60,820

Custodian fees	4,909

Distribution fees — Series II	41,191

Transfer agent fees	1,603

Trustees’ and officers’ fees and benefits	9,204

Professional services fees	394,931

Other	40,038

Total expenses	690,211

Less: Fees waived	(1,804)

Net expenses	688,407

Net investment income	2,370,243

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(43,906,031)

Foreign currencies	5,375

(43,900,656)

Change in net unrealized appreciation (depreciation) of:
Investment securities	44,931,228

Foreign currencies	(203)

44,931,025

Net realized and unrealized gain	1,030,369

Net increase in net assets resulting from operations	$3,400,612

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Securities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$2,370,243	$2,629,901

Net realized gain (loss)	(43,900,656)	(2,347,089)

Change in net unrealized appreciation	44,931,025	10,752,985

Net increase in net assets resulting from operations	3,400,612	11,035,797

Distributions to shareholders from net investment income:
Series I	(1,323,198)	(1,215,369)

Series II	(1,325,494)	(1,195,423)

Total distributions from net investment income	(2,648,692)	(2,410,792)

Share transactions–net:
Series I	(1,163,101)	(697,591)

Series II	(958,872)	(1,580,466)

Net increase (decrease) in net assets resulting from share transactions	(2,121,973)	(2,278,057)

Net increase in net assets	(1,370,053)	6,346,948

Net assets:
Beginning of year	33,546,604	27,199,656

End of year (includes undistributed net investment income of $1,946,344 and $2,239,958, respectively)	$32,176,551	$33,546,604

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco V.I. High Yield Securities Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  Prior to June 1, 2010, the Fund operated as Morgan Stanley Variable Investment High Yield (the “Acquired Fund”), an investment portfolio of Morgan Stanley Variable Investment Series. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class X and Y shares received Series I and II shares, respectively, of the Fund. Information for the Acquired Fund’s Class X and Y shares prior to the Reorganization is included with Series I and II shares, respectively, of the Fund throughout this report.
  The Fund’s investment objective is to provide a high level of current income by investing in a diversified portfolio consisting principally of fixed-income securities, which may include both non-convertible and convertible debt securities and preferred stocks. As a secondary objective the Fund will seek capital appreciation, but only when consistent with its primary objective.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity

Invesco V.I. High Yield Securities Fund

are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

Invesco V.I. High Yield Securities Fund

D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.42%

Next $250 million	0.345%

Next $250 billion	0.295%

Next $1 billion	0.27%

Next $1 billion	0.245%

Over $3 billion	0.22%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee to Morgan Stanley Investment Advisors Inc. (“MSIA”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management,

Invesco V.I. High Yield Securities Fund

Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.75% and Series II shares to 2.00% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds. Prior to the Reorganization, investment advisory fees paid by the Acquired Fund were reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds–Money Market Portfolio–Institutional Class shares.
  For the year ended December 31, 2010, the Adviser and MSIA waived advisory fees of $941 and $863, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $29,315 for accounting and fund administrative services and reimbursed $20,480 for services provided by insurance companies. Prior to the Reorganization, the Acquired Fund paid an administration fee of $11,025 to Morgan Stanley Services Company, Inc.
  Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. Prior to the Reorganization, the Acquired Fund paid $208 to Morgan Stanley Trust, which served as the Acquired Fund’s transfer agent. For the year ended December 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Prior to the Reorganization, the Acquired Fund paid distribution fees of $17,330 to Morgan Stanley Distributors Inc. based on the annual rate of 0.25% of the Acquired Fund’s average daily net assets of Class Y shares. For the year ended December 31, 2010, expenses incurred under the Plans are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco V.I. High Yield Securities Fund

  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$685,433	$334,881	$—	$1,020,314

Corporate Debt Securities	—	30,650,227	0	30,650,227

Total Investments	$685,433	$30,985,108	$0	$316,670,541

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period June 1, 2010 to December 31, 2010, the Fund paid legal fees of $602 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary Income	$2,648,692	$2,410,792

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$2,239,436

Net unrealized appreciation (depreciation) — investments	(5,795,852)

Net unrealized appreciation (depreciation) — other investments	(203)

Temporary book/tax differences	(2,281)

Post-October deferrals	(4,695)

Capital loss carryforward	(183,668,062)

Shares of beneficial interest	219,408,208

Total net assets	$32,176,551

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, defaulted securities and bond discount amortization.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Invesco V.I. High Yield Securities Fund

  The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2011	$81,457,642

December 31, 2012	24,097,704

December 31, 2013	15,736,680

December 31, 2014	6,219,062

December 31, 2016	1,794,343

December 31, 2017	10,401,018

December 31, 2018	43,961,613

Total capital loss carryforward	$183,668,062

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $36,282,093 and $38,456,500, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$1,840,539

Aggregate unrealized (depreciation) of investment securities	(7,636,391)

Net unrealized (depreciation) appreciation of investment securities	$(5,795,852)

Cost of investments for tax purposes is $37,466,393.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on December 31, 2010, undistributed net investment income was decreased by $15,165, undistributed net realized gain (loss) was increased by $63,603,205 and shares of beneficial interest decreased by $63,588,040. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity

	Years ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Series I	685,783	$764,001	885,547	$849,248

Series II	598,859	659,318	408,859	415,103

Issued as reinvestment of dividends:
Series I	1,272,306	1,323,198	1,279,336	1,215,369

Series II	1,274,514	1,325,494	1,258,340	1,195,423

Reacquired:
Series I	(2,886,241)	(3,250,300)	(2,812,285)	(2,762,208)

Series II	(2,643,132)	(2,943,684)	(3,277,685)	(3,190,992)

Net increase (decrease) in share activity	(1,697,911)	$(2,121,973)	(2,257,888)	$(2,278,057)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 93% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. High Yield Securities Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
			Net gains						expenses		expenses
			(losses)						to average		to average net		Ratio of net
	Net asset		on securities		Dividends				net assets		assets without		investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/10	$1.13	$0.08	$0.04	$0.12	$(0.10)	$1.15	10.19%	$16,049	1.97	%(d)	1.98	%(d)	7.37	%(d)	116%
Year ended 12/31/09	0.85	0.09	0.27	0.36	(0.08)	1.13	44.56	16,824	1.74	(e)	1.75	(e)	8.76	(e)	75
Year ended 12/31/08	1.13	0.07	(0.33)	(0.26)	(0.02)	0.85	(23.13)	13,226	1.48	(e)	1.48	(e)	6.90	(e)	44
Year ended 12/31/07	1.16	0.08	(0.03)	0.05	(0.08)	1.13	4.17	21,625	1.18		1.18		6.48		26
Year ended 12/31/06	1.14	0.08	0.02	0.10	(0.08)	1.16	9.29	27,907	0.95		0.95		6.78		23

Series II
Year ended 12/31/10	1.13	0.08	0.03	0.11	(0.09)	1.15	10.36	16,128	2.22	(d)	2.23	(d)	7.12	(d)	116
Year ended 12/31/09	0.85	0.08	0.28	0.36	(0.08)	1.13	44.27	16,723	1.99	(e)	2.00	(e)	8.51	(e)	75
Year ended 12/31/08	1.13	0.07	(0.33)	(0.26)	(0.02)	0.85	(23.20)	13,973	1.73	(e)	1.73	(e)	6.65	(e)	44
Year ended 12/31/07	1.16	0.07	(0.03)	0.04	(0.07)	1.13	3.90	24,433	1.43		1.43		6.23		26
Year ended 12/31/06	1.14	0.08	0.02	0.10	(0.08)	1.16	9.01	30,764	1.20		1.20		6.53		23

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $16,265 and $16,476 for Series I and Series II shares, respectively.
(e)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the ratios are 0.01% and less than 0.005% for the years ended December 31, 2009 and 2008, respectively.

NOTE 11—Change in Independent Registered Public Accounting Firm (unaudited)

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

Invesco V.I. High Yield Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. High Yield Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. High Yield Securities Fund (formerly known as Morgan Stanley Variable Investment Series High Yield Portfolio one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended December 31, 2009 and the financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 26, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco V.I. High Yield Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,075.50	$11.56	$1,014.06	$11.22	2.21%

Series II	1,000.00	1,075.50	12.87	1,012.80	12.48	2.46

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. High Yield Securities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Corporate Dividends Received Deduction*	0.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. High Yield Securities Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco V.I. Income Builder Fund
Annual Report to Shareholders ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is available on the SEC website under the predecessor fund.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
MS-VIIBU-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the 12 months ended December 31, 2010, Invesco V.I. Income Builder Fund underperformed the Russell 1000 Value Index, but outperformed the Barclays Capital U.S. Government/Credit Index. Stock selection in various sectors was the primary driver of the Fund’s relative performance based on our bottom-up stock selection approach.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	12.37%

Series II Shares	12.14

Russell 1000 Value Index▼	15.51

Barclays Capital U.S. Government/Credit Index▼	6.59

▼	Lipper Inc.

How we invest
We describe our investment philosophy as “value with a catalyst.” We believe that undervalued companies experiencing positive changes (i.e., “catalysts”) have the potential to generate long-term stock price growth for shareholders. We generally seek to identify companies that are out of favor with investors, underearning relative to their potential and attractively valued. For these companies, we attempt to identify catalysts that may improve the financial results and/or correct the undervaluation. Examples of catalysts typically include improved operational efficiency, changing industry dynamics and/or a change in management.
     We initially identify potential investments through a series of quantitative screens including, but not limited to, return on capital and enterprise value to sales metrics. We then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s financial statements, an evaluation of its competitive position and stability, and meetings with its executives. During the research process, we also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its risks. This is also where we typically identify the positive catalyst, a prerequisite for potential investment. Finally, we generally set a price target for a stock based on normalized earnings and historical valuation multiples.
     In short, our objective is to exploit negative sentiment toward a company’s stock by analyzing the company’s operations in the context of a cyclical environment and identifying one or more catalysts that may improve the company’s financial performance. Improved financial performance, in turn, has the potential to drive the company’s stock price higher.
     We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.
     The Fund also invests in convertible securities, investment-grade corporate bonds and U.S. government issued bonds.

The fixed-income portion of the portfolio has the potential to reduce volatility compared to an equity-only portfolio and provide some downside protection during periods of stock market volatility.

Market conditions and your Fund
Equity markets were choppy during the fiscal year as investors weighed the competing issues of solid corporate profits and soft macroeconomic data. Corporate earnings were largely positive, but often overshadowed by concerns about high unemployment, a lack of consumer spending, soft housing data and the possibility of additional U.S. Federal Reserve accommodation. After rising through April, major equity indexes sold off precipitously in May as the sovereign debt crisis unfolded in the eurozone while U.S. economic indicators remained weak, prompting fears of a double-dip recession. Uncertainty created by the debt crisis combined with subdued employment, consumer spending and housing data added to concerns that the recovery was slowing to a subnormal growth rate. Just as abruptly, however, markets reversed course starting in September and rallied through the end of the year on modestly better economic news. The major equity indexes garnered positive returns for the year, and all 10 sectors within the S&P 500 Index posted gains. More economically sensitive sectors such as consumer discretionary and industrials had the highest returns, while the less economically sensitive sectors such as health care had some of the lowest returns.
     The broad U.S. bond market — as measured by the Barclays Capital U.S. Aggregate Index — generated positive total return for the 12-month period ended December 31, 2010. At the beginning of the period, falling interest

Portfolio Composition
By sector

Financials	18.1%

Consumer Discretionary	15.9

Consumer Staples	12.8

Information Technology	12.5

Energy	11.1

Industrials	8.1

Health Care	7.4

Materials	6.3

Utilities	3.0

Telecommunication Services	2.1

Money Market Funds
Plus Other Assets Less Liabilities	2.7

Top 10 Equity Holdings*

1.	JPMorgan Chase & Co.	3.6%

2.	General Electric Co.	3.0

3.	Marsh & McLennan Cos., Inc.	2.5

4.	Viacom Inc.— Class B	2.3

5.	Occidental Petroleum Corp.	1.9

6.	Anadarko Petroleum Corp.	1.8

7.	eBay Inc.	1.8

8.	Tyco International Ltd.	1.6

9.	Royal Dutch Shell PLC-ADR	1.6

10.	Equity Residential	1.6

Top Five Industries*

1.	Hotels, Resorts & Cruise Lines	6.7%

2.	Integrated Oil & Gas	6.3

3.	Other Diversified Financial Services	6.1

4.	Semiconductors	5.3

5.	Industrial Conglomerates	4.5

Total Net Assets	$31.8 million

Total Number of Holdings*	83

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

Invesco V.I. Income Builder Fund

rates across maturities combined with tighter credit spreads (the difference between the yields of U.S. Treasuries and other types of fixed-income securities that carry credit risk) caused bond prices to rise. Conversely, during the fourth quarter, a marked rise in rates late in the year negatively affected bond prices, particularly in U.S. Treasuries.
     Stock selection and an underweight position within the health care sector contributed the most to relative performance. The portfolio owned Genzyme, a biotechnology company that received a takeover offer from Sanofiaventis (not a Fund holding). The stock rose significantly on the news, and the team eliminated the position. Genzyme is no longer held by the Fund.
     Stock selection in the telecommunication services sector also aided relative performance. Vodafone helped performance, and the company has about a 45% ownership stake in Verizon Wireless. The wireless carrier has been able to grow its subscriber base, and investors are anticipating the introduction of the iPhone into the network.
     However, offsetting the positive results was the negative impact of the consumer discretionary and the information technology (IT) sectors.
     Security selection within consumer discretionary was one of the largest detractors from performance. A convertible security within the consumer services industry, specifically a hotel chain, lagged in performance during the period.
     The portfolio had an overweight position in IT stocks throughout the period, with most of the exposure in hardware/equipment stocks and software services. Stock selection in hardware and equipment detracted the most from relative performance. Additionally, the unexpected departure of Hewlett Packard’s CEO weighed heavily on its stock price. As of the end of the period, the Fund continued to own the stock.
     Equity markets experienced a strong recovery during the period covered by this report. We believe the market volatility that occurred during 2010 may continue to create opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals may be reflected in companies’ stock prices.
     As always, we would like to caution investors against making investment decisions based on short-term performance. We recommend that you consult your financial adviser to discuss your individual financial program.
     Thank you for your investment in Invesco V.I. Income Builder Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Thomas Bastian
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. Income Builder Fund. Mr. Bastian joined Invesco in 2010. He earned a B.A. in accounting from St. John’s University and an M.B.A. in finance from the University of Michigan.
Mary Jayne Maly
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Income Builder Fund. Ms. Maly joined Invesco in 2010. She earned a B.A. from the University of Pittsburgh and an M.B.A. from the American Graduate School of International Management.
Ellen Gold
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Income Builder Fund. Ms. Gold joined Invesco in 2010. She earned a B.B.A. from George Washington University and an M.B.A. from New York University.
James Roeder
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Income Builder Fund. Mr. Roeder joined Invesco in 2010. He earned a B.S. in accounting from Clemson University and an M.B.A. in economics and finance from the University of Chicago Graduate School of Business. Mr. Roeder is a Certified Public Accountant.
Mark Laskin
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Income Builder Fund. Mr. Laskin joined Invesco in 2010. He earned a B.A. in history from Swarthmore College and an M.B.A. and M.A. from the Wharton School and Lauder Institute, respectively, of the University of Pennsylvania.
Sergio Marcheli
Portfolio manager, is manager of Invesco V.I. Income Builder Fund. Mr. Marcheli joined Invesco in 2010. He earned a B.B.A. from the University of Houston and an M.B.A. from the University of St. Thomas.

Invesco V.I. Income Builder Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Fund data from 1/21/97, index data from 1/31/97

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or
100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception (1/21/97)		5.97%

10	Years	5.17

5	Years	4.09

1	Year	12.37

Series II Shares

Inception (6/5/00)		4.75%

10	Years	4.92

5	Years	3.85

1	Year	12.14
Effective June 1, 2010, Class X and Class Y shares of the predecessor fund advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. Income Builder Fund. Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Income Builder Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.02% and 1.27%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.35% and 1.60%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Income Builder Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

Invesco V.I. Income Builder Fund

Invesco V.I. Income Builder Fund’s primary investment objective is to seek reasonable income. As a secondary objective, the Fund seeks growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
In general, prices of equity securities are more volatile than those of fixed income securities. Prices of equity securities will rise and fall in response to events that affect entire financial markets or industries and to events that affect particular issuers. Investing in convertible securities may subject the portfolio to the risks associated with both fixed income securities and common stocks.
     The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.
     Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/ or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations.
     Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.
     Investments in small- and mid-size companies may involve greater risk than investments in larger, more established companies. Small-to-mid capitalization value-oriented equity securities may underperform relative to the overall market. The securities issued by small and mid-size companies may be less liquid and their prices subject to more abrupt or erratic price movements.
     The Fund’s investments in fixed-income securities rated lower than investment grade, or if unrated, of comparable quality as determined by the adviser, otherwise known as junk bonds, pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. The secondary market for junk bonds may be less liquid than the market for higher quality securities.
     The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.
     Investing in real estate investment trusts (REITs) makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

About indexes used in this report
The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Barclays Capital U.S. Government/Credit Index includes Treasuries and agencies that represent the government portion of the index, and includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements to represent the credit interests.
     The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of U.S. investment-grade bonds.
     The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
     Industry classifications used in this report are generally classified according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Income Builder Fund

Schedule of Investments(a)

December 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–77.16%
Air Freight & Logistics–0.40%
FedEx Corp.	1,384	$128,726

Asset Management & Custody Banks–0.85%
State Street Corp.	5,820	269,699

Automobile Manufacturers–1.28%
Ford Motor Co.(b)	13,142	220,654

General Motors Co.(b)	5,041	185,811

		406,465

Cable & Satellite–2.36%
Comcast Corp.–Class A	19,422	426,701

Time Warner Cable Inc.	4,897	323,349

		750,050

Communications Equipment–0.79%
Cisco Systems, Inc.(b)	12,488	252,632

Computer Hardware–2.09%
Dell Inc.(b)	22,233	301,257

Hewlett-Packard Co.	8,624	363,071

		664,328

Consumer Electronics–0.90%
Sony Corp.–ADR (Japan)	8,055	287,644

Data Processing & Outsourced Services–0.83%
Western Union Co. (The)	14,238	264,400

Diversified Banks–1.26%
U.S. Bancorp	6,010	162,090

Wells Fargo & Co.	7,703	238,716

		400,806

Diversified Chemicals–1.46%
Dow Chemical Co. (The)	6,737	230,001

PPG Industries, Inc.	2,800	235,396

		465,397

Diversified Support Services–0.41%
Cintas Corp.	4,637	129,651

Drug Retail–1.15%
Walgreen Co.	9,436	367,627

Electric Utilities–3.03%
American Electric Power Co., Inc.	13,481	485,046

Edison International	3,999	154,362

Entergy Corp.	2,139	151,505

FirstEnergy Corp.	4,705	174,179

		965,092

Food Distributors–0.71%
Sysco Corp.	7,685	225,939

Health Care Distributors–0.51%
Cardinal Health, Inc.	4,210	161,285

Health Care Equipment–0.94%
Covidien PLC (Ireland)(b)	6,572	300,077

Home Improvement Retail–1.09%
Home Depot, Inc. (The)	9,853	345,446

Household Products–1.47%
Procter & Gamble Co. (The)	7,281	468,387

Human Resource & Employment Services–0.90%
Manpower Inc.	2,592	162,674

Robert Half International, Inc.	4,067	124,450

		287,124

Hypermarkets & Super Centers–0.78%
Wal-Mart Stores, Inc.	4,594	247,754

Industrial Conglomerates–4.54%
General Electric Co.	51,737	946,270

Tyco International Ltd.	12,073	500,305

		1,446,575

Industrial Machinery–1.32%
Dover Corp.	2,228	130,227

Ingersoll-Rand PLC (Ireland)(b)	6,123	288,332

		418,559

Insurance Brokers–2.49%
Marsh & McLennan Cos., Inc.	29,053	794,309

Integrated Oil & Gas–6.26%
ConocoPhillips	2,904	197,762

Exxon Mobil Corp.	3,557	260,088

Hess Corp.	5,478	419,286

Occidental Petroleum Corp.	6,298	617,834

Royal Dutch Shell PLC–ADR (United Kingdom)	7,467	498,646

		1,993,616

Integrated Telecommunication Services–0.86%
Verizon Communications Inc.	7,652	273,789

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Income Builder Fund

	Shares	Value

Internet Software & Services–2.64%
eBay Inc.(b)	20,167	$561,247

Yahoo! Inc.(b)	16,833	279,933

		841,180

Investment Banking & Brokerage–2.26%
Charles Schwab Corp. (The)	20,965	358,711

LPL Investment Holdings, Inc.(b)	752	27,350

Morgan Stanley	12,287	334,330

		720,391

IT Consulting & Other Services–0.68%
Amdocs Ltd.(b)	7,900	217,013

Life & Health Insurance–0.66%
Principal Financial Group, Inc.	6,495	211,477

Managed Health Care–1.43%
UnitedHealth Group Inc.	12,636	456,286

Movies & Entertainment–3.61%
Time Warner Inc.	13,178	423,936

Viacom Inc.–Class B	18,327	725,933

		1,149,869

Office Services & Supplies–0.49%
Avery Dennison Corp.	3,690	156,235

Oil & Gas Equipment & Services–1.60%
Cameron International Corp.(b)	1,900	96,387

Schlumberger Ltd.	4,950	413,325

		509,712

Oil & Gas Exploration & Production–2.98%
Anadarko Petroleum Corp.	7,421	565,183

Devon Energy Corp.	3,178	249,505

Noble Energy, Inc.	1,575	135,576

		950,264

Oil & Gas Storage & Transportation–0.25%
Williams Cos., Inc. (The)	3,166	78,264

Other Diversified Financial Services–6.14%
Bank of America Corp.	35,470	473,170

Citigroup Inc.(b)	71,064	336,133

JPMorgan Chase & Co.	27,022	1,146,273

		1,955,576

Packaged Foods & Meats–2.08%
Kraft Foods Inc.–Class A	11,051	348,217

Unilever N.V.–New York Shares (Netherlands)	9,985	313,529

		661,746

Personal Products–1.22%
Avon Products, Inc.	13,336	387,544

Pharmaceuticals–4.52%
Abbott Laboratories	3,367	161,313

Bristol-Myers Squibb Co.	14,623	387,217

Merck & Co., Inc.	6,068	218,691

Pfizer Inc.	25,100	439,501

Roche Holdings AG–ADR (Switzerland)	6,363	233,808

		1,440,530

Property & Casualty Insurance–0.59%
Chubb Corp. (The)	3,150	187,866

Regional Banks–2.29%
BB&T Corp.	5,281	138,837

Fifth Third Bancorp	9,567	140,444

PNC Financial Services Group, Inc.	7,399	449,267

		728,548

Residential REIT’s–1.55%
Equity Residential	9,515	494,304

Semiconductors–0.72%
Intel Corp.	10,884	228,890

Soft Drinks–0.97%
Coca-Cola Co. (The)	2,867	188,563

Coca-Cola Enterprises Inc.	4,842	121,195

		309,758

Specialty Chemicals–0.32%
LyondellBasell Industries N.V.–Class A (Netherlands)(b)	2,961	101,858

Systems Software–0.20%
Microsoft Corp.	2,256	62,988

Wireless Telecommunication Services–1.28%
Vodafone Group PLC–ADR (United Kingdom)	15,474	408,978

Total Common Stocks & Other Equity Interests (Cost $21,930,906)		24,574,654

	Principal
	Amount
Bonds & Notes–20.17%
Brewers–4.38%
Molson Coors Brewing Co., Sr. Unsec. Gtd. Conv. Notes, 2.50%, 07/30/13	$1,200,000	1,395,000

Gold–4.52%
Newmont Mining Corp.–Series A, Sr. Unsec. Gtd. Conv. Notes, 1.25%, 07/15/14	1,000,000	1,438,750

Hotels, Resorts & Cruise Lines–6.71%
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 05/01/12	2,000,000	2,137,129

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Income Builder Fund

	Principal
	Amount	Value

Semiconductors–4.56%
Intel Corp., Jr. Unsec. Sub. Conv. Deb., 2.95%, 12/15/35(c)	$1,450,000	$1,451,812

Total Bonds & Notes (Cost $5,734,481)		6,422,691

	Shares
Money Market Funds–2.67%
Liquid Assets Portfolio–Institutional Class(d)	425,628	425,628

Premier Portfolio–Institutional Class(d)	425,628	425,628

Total Money Market Funds (Cost $851,256)		851,256

TOTAL INVESTMENTS–100.00% (Cost $28,516,643)		31,848,601

OTHER ASSETS LESS LIABILITIES–0.00%		1,220

NET ASSETS–100.00%		$31,849,821

Investment Abbreviations:

ADR	– American Depositary Receipt
Conv.	– Convertible
Deb.	– Debentures
Gtd.	– Guaranteed
Jr.	– Junior
REIT	– Real Estate Investment Trust
Sr.	– Senior
Sub.	– Subordinate
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2010 represented 4.56% of the Fund’s Net Assets.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Income Builder Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $27,665,387)	$30,997,345

Investments in affiliated money market funds, at value and cost	851,256

Total investments, at value (Cost $28,516,643)	31,848,601

Receivable for:
Fund shares sold	5,574

Dividends and interest	84,296

Investment for trustee deferred compensation and retirement plans	1,082

Other assets	681

Total assets	31,940,234

Liabilities:
Payable for:
Fund shares reacquired	1,059

Accrued fees to affiliates	54,249

Accrued other operating expenses	32,747

Trustee deferred compensation and retirement plans	2,358

Total liabilities	90,413

Net assets applicable to shares outstanding	$31,849,821

Net assets consist of:
Shares of beneficial interest	$31,248,781

Undistributed net investment income	382,364

Undistributed net realized gain (loss)	(3,113,282)

Unrealized appreciation	3,331,958

$31,849,821

Net Assets:
Series I	$16,704,980

Series II	$15,144,841

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	1,585,907

Series II	1,444,046

Series I:
Net asset value per share	$10.53

Series II:
Net asset value per share	$10.49

Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $9,268)	$494,994

Dividends from affiliated money market funds	897

Interest	365,939

Total investment income	861,830

Expenses:
Advisory fees	212,064

Administrative services fees	85,234

Custodian fees	8,852

Distribution fees — Series II	37,809

Transfer agent fees	1,582

Trustees’ and officers’ fees and benefits	7,973

Reports to shareholders	27,726

Professional services fees	41,904

Other	7,105

Total expenses	430,249

Less: Fees waived	(68,687)

Net expenses	361,562

Net investment income	500,268

Net realized and unrealized gain from:
Net realized gain from investment securities (includes net gains from securities sold to affiliates of $232)	1,897,933

Change in net unrealized appreciation of investment securities	1,204,952

Net realized and unrealized gain	3,102,885

Net increase in net assets resulting from operations	$3,603,153

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Income Builder Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$500,268	$697,812

Net realized gain (loss)	1,897,933	(3,563,908)

Change in net unrealized appreciation	1,204,952	9,679,080

Net increase in net assets resulting from operations	3,603,153	6,812,984

Distributions to shareholders from net investment income:
Series I	(411,145)	(528,794)

Series II	(334,921)	(448,809)

Total distributions from net investment income	(746,066)	(977,603)

Distributions to shareholders from net realized gains:
Series I	—	(8,092)

Series II	—	(7,525)

Total distributions from net realized gains	—	(15,617)

Share transactions–net:
Series I	(1,881,850)	(2,039,090)

Series II	(2,239,961)	(2,346,524)

Net increase (decrease) in net assets resulting from share transactions	(4,121,811)	(4,385,614)

Net increase (decrease) in net assets	(1,264,724)	1,434,150

Net assets:
Beginning of year	33,114,545	31,680,395

End of year (includes undistributed net investment income of $382,364 and $655,381, respectively)	$31,849,821	$33,114,545

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco V.I. Income Builder Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  Prior to June 1, 2010, the Fund operated as Morgan Stanley Variable Investment Income Builder Portfolio (the “Acquired Fund”), an investment portfolio of Morgan Stanley Variable Investment Series. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”). Upon closing of the Reorganization, holders of the Acquired Fund’s Class X and Y shares received Series I and II shares, respectively, of the Fund. Information for the Acquired Fund’s Class X and Y shares prior to the Reorganization is included with Series I and II shares, respectively, of the Fund throughout this report.
  The Fund’s primary investment objective is to seek reasonable income. As a secondary objective, the Fund seeks growth of capital.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate,

Invesco V.I. Income Builder Fund

maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees

Invesco V.I. Income Builder Fund

and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.67%

Over $500 million	0.645%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $91,470 to Morgan Stanley Investment Advisors Inc. (“MSIA”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.02% and Series II shares to 1.27% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds. Prior to the Reorganization, investment advisory fees paid by the Acquired Fund were reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class Shares.
  For the year ending December 31, 2010, the Adviser and MSIA waived advisory fees of $68,364 and $323, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $44,997 for accounting and fund administrative services and reimbursed $29,315 for services provided by insurance companies. Prior to the Reorganization, the Acquired Fund paid an administration fee of $10,922 to Morgan Stanley Services Company, Inc.

Invesco V.I. Income Builder Fund

  Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. Prior to the Reorganization, the Acquired Fund paid $207 to Morgan Stanley Trust, which served as the Acquired Fund’s transfer agent. For the year ended December 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Prior to the Reorganization, the Acquired Fund paid $16,369 to Morgan Stanley Distributors Inc. based on the annual rate of 0.25% of the Acquired Fund’s average daily net assets of Class Y shares. For the year ended December 31, 2010, expenses incurred under the Plans are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$25,192,102	$233,808	$—	$25,425,910

Corporate Debt Securities	—	6,422,691	—	6,422,691

	$25,192,102	$6,656,499	$—	$31,848,601

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2010, the Fund engaged in securities purchases of $18,896 and securities sales of $1,133, which resulted in net realized gains of $232.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $601 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

Invesco V.I. Income Builder Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$746,066	$977,624

Long-term capital gain	—	15,596

Total distributions	$746,066	$993,220

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$467,828

Net unrealized appreciation — investments	3,063,192

Temporary book/tax differences	(2,260)

Capital loss carryforward	(2,927,720)

Shares of beneficial interest	31,248,781

Total net assets	$31,849,821

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $1,600,384 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2017	$2,927,720

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $6,992,453 and $11,595,741, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$3,731,891

Aggregate unrealized (depreciation) of investment securities	(668,699)

Net unrealized appreciation of investment securities	$3,063,192

Cost of investments for tax purposes is $28,785,409.

Invesco V.I. Income Builder Fund

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of real estate investment trusts and bond premiums, on December 31, 2010, undistributed net investment income was decreased by $27,219 and undistributed net realized gain (loss) was increased by $27,219. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Year ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Series I	75,038	$742,424	84,206	$700,726

Series II	64,271	615,894	46,979	393,492

Issued as reinvestment of dividends:
Series I	43,739	411,145	68,133	536,886

Series II	35,706	334,921	58,058	456,334

Reacquired:
Series I	(313,383)	(3,035,419)	(402,407)	(3,276,702)

Series II	(327,379)	(3,190,776)	(392,269)	(3,196,350)

Net increase (decrease) in share activity	(422,008)	$(4,121,811)	(537,300)	$(4,385,614)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 92% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Income Builder Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/10	$9.61	$0.17	$0.99	$1.16	$(0.24)	$—	$(0.24)	$10.53	12.37%	$16,705	1.02	%(d)	1.24	%(d)	1.70	%(d)	23%
Year ended 12/31/09	7.96	0.20	1.73	1.93	(0.28)	0.00 (e)	(0.28)	9.61	25.16	17,116	1.01	(f)	1.01	(f)	2.40	(f)	47
Year ended 12/31/08	12.86	0.31	(3.33)	(3.02)	(0.09)	(1.79)	(1.88)	7.96	(26.29)	16,164	0.90	(f)	0.90	(f)	2.95	(f)	35
Year ended 12/31/07	13.59	0.31	0.15	0.46	(0.38)	(0.81)	(1.19)	12.86	3.21	28,244	0.85		0.85		2.31		32
Year ended 12/31/06	12.22	0.33	1.38	1.71	(0.34)	—	(0.34)	13.59	14.21	35,195	0.83		0.83		2.61		19

Series II
Year ended 12/31/10	9.57	0.14	1.00	1.14	(0.22)	—	(0.22)	10.49	12.14	15,145	1.27	(d)	1.49	(d)	1.45	(d)	23
Year ended 12/31/09	7.92	0.18	1.73	1.91	(0.26)	0.00 (e)	(0.26)	9.57	24.90	15,998	1.26	(f)	1.26	(f)	2.15	(f)	47
Year ended 12/31/08	12.82	0.29	(3.32)	(3.03)	(0.08)	(1.79)	(1.87)	7.92	(26.44)	15,517	1.15	(f)	1.15	(f)	2.70	(f)	35
Year ended 12/31/07	13.56	0.28	0.14	0.42	(0.35)	(0.81)	(1.16)	12.82	2.86	34,717	1.10		1.10		2.06		32
Year ended 12/31/06	12.20	0.30	1.37	1.67	(0.31)	—	(0.31)	13.56	13.96	45,371	1.08		1.08		2.36		19

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $16,527 and $15,124 for Series I and Series II shares, respectively.
(e)	Amount is less than $0.005.
(f)	The ratios reflect the rebate of certain fund expenses in connection with investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios was 0.01% and less than 0.005% for the years ended December 31, 2009 and 2008, respectively.

NOTE 12—Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Van Kampen V.I. Equity and Income Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

NOTE 13—Change in Independent Registered Public Accounting Firm (unaudited)

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

Invesco V.I. Income Builder Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and
Shareholders of Invesco V.I. Income Builder Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Income Builder Fund (formerly known as Income Builder Portfolio, one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 26, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco V.I. Income Builder Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,183.10	$5.58	$1,020.10	$5.16	1.01%

Series II	1,000.00	1,182.60	6.95	1,018.84	6.43	1.26

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Income Builder Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Corporate Dividends Received Deduction*	58.19%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Income Builder Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco V.I. S&P 500 Index Fund
Annual Report to Shareholders ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is available on the SEC website under the predecessor fund.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
MS-VISPI-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, Morgan Stanley Variable Investment Series V.I. S&P 500 Index Portfolio was reorganized as Invesco V.I. S&P 500 Index Fund. A listing of your Fund’s managers appears later in this report.
     For the year ended December 31, 2010, Series I shares of Invesco V.I. S&P 500 Index Fund performed in line with the S&P 500 Index. The Fund seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	14.87%

Series II Shares	14.58

S&P 500 Index▼ (Broad Market/Style-Specific Index)	15.08

▼	Lipper Inc.

How we invest
The Fund invests in a diversified portfolio of common stocks represented in the S&P 500 Index. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies. The Fund generally invests in each stock included in the S&P 500 Index in proportion to its market value or market capitalization. The Fund may invest in foreign securities represented in the S&P 500 Index, including depositary receipts. Sale of a security in this Fund is a function of Standard & Poor’s either adding or deleting a security from the S&P 500 Index. Securities that are added or deleted are driven by the index, not a stock selection model.
     The Fund may also invest in S&P 500 Index futures contracts. This type of investment is a derivative instrument since the price is derived from one or more underlying assets. The purpose of this investment is to provide full stock market exposure to the Fund’s nominal cash holdings.

Market conditions and your Fund
Equity markets were volatile during the year as investors weighed the competing issues of solid corporate profits and soft macroeconomic data. Corporate earnings were largely positive, but often overshadowed by concerns about high unemployment, a lack of consumer spending and soft housing data. After rising through April, major equity indexes sold off precipitously in May, as the sovereign debt crisis unfolded in the eurozone.
     Meanwhile, U.S. economic indicators remained weak, prompting concerns of a “double-dip” recession. Uncertainty created by the debt crisis, combined with subdued employment, consumer spending and housing data added to concerns that the recovery was slowing to a sub-normal growth rate. Just as abruptly, however, markets reversed course during the last quarter of the year and rallied on modestly better economic news: Inflation was tame, industrial production climbed and third quarter gross domestic product was revised upward. Retail sales — arguably the most influential data for the end of the year — was 5.5% higher for the most recent holiday season compared to 2009.1 Equity markets ended the year with double-digit gains.
     The major equity indexes had positive returns for the year, and all 10 sectors of the S&P 500 Index posted gains. All investment styles had positive returns, with small-cap stocks outperforming large-cap stocks and growth stocks slightly edging value stocks for the period.
     The Fund stayed true to its process by investing in all components of the S&P 500 Index. On an absolute basis, all sectors in the Fund posted positive returns for the reporting period. Sectors that contributed most to overall Fund performance were the consumer discretionary, energy, financials and industrials sectors. The health care and utilities sectors contributed the least. In addition the exposure to S&P 500 Index futures was a slight detractor from overall performance.
     Within the industrials sector, General Electric (GE) was a top contributor to Fund performance. GE’s products and services range from aircraft engines, power generation, water processing and security technology to medical imaging, business and consumer financing, media content and industrial products. The company has adopted strategic imperatives to strengthen its business by building strong growth platforms and generating cash from low-return businesses. Its focus is on accelerating organic growth and achieving technical and service excellence, while building enduring customer relationships around the world.
     Also contributing to the Fund’s positive performance were integrated oil and gas companies Exxon Mobil and Chevron.

Portfolio Composition
By sector

Information Technology	18.4%

Financials	15.7

Energy	11.9

Industrials	10.8

Health Care	10.6

Consumer Discretionary	10.5

Consumer Staples	10.5

Materials	3.8

Utilities	3.2

Telecommunication Services	3.1

Other Assets Less Liabilities	1.5

Top 10 Equity Holdings

1.	Exxon Mobil Corp.	3.2%

2.	Apple Inc.	2.5

3.	Microsoft Corp.	1.8

4.	General Electric Co.	1.7

5.	Chevron Corp.	1.6

6.	International Business Machines Corp.	1.6

7.	Procter & Gamble Co. (The)	1.5

8.	AT&T Inc.	1.5

9.	Johnson & Johnson	1.5

10.	JPMorgan Chase & Co.	1.4

Top Five Industries

1.	Integrated Oil & Gas	6.9%

2.	Pharmaceuticals	5.4

3.	Computer Hardware	5.1

4.	Other Diversified Financial Services	3.8

5.	Systems Software	3.3

Total Net Assets	$126.1 million

Total Number of Holdings	500

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
Invesco V.I. S&P 500 Index Fund

     Detracting from Fund performance were select holdings in the information technology sector, including Microsoft, Hewlett-Packard and Cisco Systems. Hewlett-Packard was busy in 2010 with acquisitions. In April 2010, the company completed its purchase of 3Com. Then, in July 2010, Hewlett-Packard acquired Palm. During September and October, the company acquired Fortify Software, 3PAR, a global provider of utility storage, and ArcSight, a security and compliance management company.
     While the global economy appeared more stable entering 2011 than it did for the prior year, forecasting the future direction of the economy remained highly challenging. The bursting of the U.S. housing bubble and rising unemployment seemed likely to impede future economic growth, while massive fiscal and monetary stimulus seemed likely to promote economic growth.
     During the year, we were cautiously optimistic about the prospects for equities. Faced with moderate but positive economic growth, low inflation and prolonged government liquidity support, we believed equities could achieve gains. Further, valuations remained reasonable by historic standards, especially after the pullback during the second quarter of 2010.
     We welcome new investors who joined the Fund during the fiscal year and thank all of our shareholders for your investment in Invesco V.I. S&P 500 Index Fund.

1	Bloomberg
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Glen Murphy
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. S&P 500 Index Fund. Mr. Murphy joined Invesco in 1995. He earned a B.A. in business administration from the University of Massachusetts at Amherst and an M.S. in finance from Boston College.
Francis Orlando
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. S&P 500 Index Fund. He joined Invesco in 1987. Mr. Orlando earned a B.A. in business administration from Merrimack College and an M.B.A. from Boston University.
Anthony Munchak
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. S&P 500 Index Fund. He joined Invesco in 2000. Mr. Munchak earned a B.S. and M.S. in finance from Boston College and M.B.A. from Bentley College.
Daniel Tsai
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. S&P 500 Index Fund. Mr. Tsai joined Invesco in 2000. He earned a B.S. in mechanical engineering from National Taiwan University and an M.S. in mechanical engineering from the University of Michigan. He also earned an M.S. in computer science from Wayne State University.
Anne Unflat
Portfolio manager, is manager of Invesco V.I. S&P 500 Index Fund. Ms. Unflat joined Invesco in 1988. She graduated magna cum laude from Queens College with a B.A. in economics. She earned an M.B.A. in finance from St. John’s University.

Invesco V.I. S&P 500 Index Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Fund data from 5/18/98, index data from 5/31/98

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or
100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception (5/18/98)		2.51%

10	Years	1.12

5	Years	2.12

1	Year	14.87

Series II Shares

Inception (6/5/00)		–0.16%

10	Years	0.86

5	Years	1.86

1	Year	14.58
Effective June 1, 2010, Class X and Class Y shares of the predecessor fund advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. S&P 500 Index Fund. Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. S&P 500 Index Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.28% and 0.53%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.49% and 0.74%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. S&P 500 Index Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

Invesco V.I. S&P 500 Index Fund

Invesco V.I. S&P 500 Index Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s® 500 Composite Stock Price Index.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.
     The Fund is operated as a passively managed index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund’s portfolio. The Fund will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. The Fund’s ability to correlate its performance, before expenses, with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated and the timing of the purchases and sales, and also depends to some extent on the size of the Fund’s portfolio, the size of cash flows into and out of the Fund and differences between how and when the Fund and the Index are valued.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. S&P 500 Index Fund

Schedule of Investments(a)

December 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–98.51%
Advertising–0.16%
Interpublic Group of Cos., Inc. (The)(b)	5,307	$56,360

Omnicom Group Inc.	3,271	149,812

		206,172

Aerospace & Defense–2.61%
Boeing Co. (The)	7,967	519,927

General Dynamics Corp.	4,102	291,078

Goodrich Corp.	1,361	119,863

Honeywell International Inc.	8,474	450,478

ITT Corp.	1,993	103,855

L-3 Communications Holdings, Inc.	1,228	86,562

Lockheed Martin Corp.	3,207	224,201

Northrop Grumman Corp.	3,171	205,417

Precision Castparts Corp.	1,548	215,497

Raytheon Co.	3,959	183,460

Rockwell Collins, Inc.	1,703	99,217

United Technologies Corp.	10,030	789,562

		3,289,117

Agricultural Products–0.17%
Archer-Daniels-Midland Co.	6,939	208,725

Air Freight & Logistics–1.09%
C.H. Robinson Worldwide, Inc.	1,802	144,502

Expeditors International of Washington, Inc.	2,306	125,908

FedEx Corp.	3,417	317,815

United Parcel Service, Inc.–Class B	10,741	779,582

		1,367,807

Airlines–0.08%
Southwest Airlines Co.	8,114	105,320

Aluminum–0.14%
Alcoa Inc.	11,094	170,737

Apparel Retail–0.46%
Abercrombie & Fitch Co.–Class A	973	56,074

Gap, Inc. (The)	4,772	105,652

Limited Brands, Inc.	2,872	88,257

Ross Stores, Inc.	1,328	83,996

TJX Cos., Inc.	4,295	190,655

Urban Outfitters, Inc.(b)	1,420	50,850

		575,484

Apparel, Accessories & Luxury Goods–0.27%
Coach, Inc.	3,219	178,043

Polo Ralph Lauren Corp.	701	77,755

VF Corp.	941	81,095

		336,893

Application Software–0.60%
Adobe Systems Inc.(b)	5,521	169,936

Autodesk, Inc.(b)	2,485	94,927

Citrix Systems, Inc.(b)	2,039	139,488

Compuware Corp.(b)	2,387	27,856

Intuit Inc.(b)	3,036	149,675

Salesforce.com, Inc.(b)	1,283	169,356

		751,238

Asset Management & Custody Banks–1.23%
Ameriprise Financial, Inc.	2,692	154,925

Bank of New York Mellon Corp. (The)	13,473	406,885

Federated Investors, Inc.–Class B	1,012	26,484

Franklin Resources, Inc.	1,580	175,712

Invesco Ltd.(c)	5,018	120,733

Janus Capital Group Inc.	2,026	26,277

Legg Mason, Inc.	1,690	61,296

Northern Trust Corp.	2,630	145,728

State Street Corp.	5,447	252,414

T. Rowe Price Group Inc.	2,785	179,744

		1,550,198

Auto Parts & Equipment–0.22%
Johnson Controls, Inc.	7,324	279,777

Automobile Manufacturers–0.54%
Ford Motor Co.(b)	40,697	683,303

Automotive Retail–0.22%
AutoNation, Inc.(b)	718	20,248

AutoZone, Inc.(b)	299	81,504

CarMax, Inc.(b)	2,469	78,712

O’Reilly Automotive, Inc.(b)	1,531	92,503

		272,967

Biotechnology–1.28%
Amgen Inc.(b)	10,262	563,384

Biogen Idec Inc.(b)	2,588	173,525

Celgene Corp.(b)	5,101	301,673

Cephalon Inc.(b)	816	50,364

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value

Biotechnology–(continued)

Genzyme Corp.(b)	2,812	$200,215

Gilead Sciences, Inc.(b)	8,818	319,564

		1,608,725

Brewers–0.07%
Molson Coors Brewing Co.–Class B	1,743	87,481

Broadcasting–0.25%
CBS Corp.–Class B	7,395	140,874

Discovery Communications, Inc.–Class A(b)	3,087	128,728

Scripps Networks Interactive Inc.–Class A	977	50,560

		320,162

Building Products–0.04%
Masco Corp.	3,882	49,146

Cable & Satellite–1.09%
Cablevision Systems Corp.–Class A	2,606	88,187

Comcast Corp.–Class A	30,307	665,845

DIRECTV–Class A(b)	9,055	361,566

Time Warner Cable Inc.	3,863	255,074

		1,370,672

Casinos & Gaming–0.11%
International Game Technology	3,259	57,652

Wynn Resorts Ltd.	830	86,187

		143,839

Coal & Consumable Fuels–0.29%
CONSOL Energy, Inc.	2,452	119,511

Massey Energy Co.	1,108	59,444

Peabody Energy Corp.	2,928	187,333

		366,288

Commercial Printing–0.03%
R. R. Donnelley & Sons Co.	2,263	39,535

Communications Equipment–2.46%
Cisco Systems, Inc.(b)	60,207	1,217,988

Corning Inc.	16,975	327,957

F5 Networks, Inc.(b)	877	114,150

Harris Corp.	1,417	64,190

JDS Uniphase Corp.(b)	2,381	34,477

Juniper Networks, Inc.(b)	5,681	209,743

Motorola Solutions, Inc.(b)	25,519	231,457

QUALCOMM, Inc.	17,571	869,589

Tellabs, Inc.	3,977	26,964

		3,096,515

Computer & Electronics Retail–0.14%
Best Buy Co., Inc.	3,550	121,730

GameStop Corp.–Class A(b)	1,624	37,157

RadioShack Corp.	1,255	23,205

		182,092

Computer Hardware–5.14%
Apple Inc.(b)	9,964	3,213,988

Dell, Inc.(b)	18,241	247,166

Hewlett-Packard Co.	24,632	1,037,007

International Business Machines Corp.	13,494	1,980,379

		6,478,540

Computer Storage & Peripherals–0.79%
EMC Corp.(b)	22,380	512,502

Lexmark International, Inc.–Class A(b)	852	29,667

NetApp, Inc.(b)	3,925	215,718

QLogic Corp.(b)	1,132	19,267

SanDisk Corp.(b)	2,572	128,240

Western Digital Corp.(b)	2,495	84,580

		989,974

Construction & Engineering–0.19%
Fluor Corp.	1,941	128,611

Jacobs Engineering Group Inc.(b)	1,387	63,594

Quanta Services, Inc.(b)	2,319	46,194

		238,399

Construction Materials–0.05%
Vulcan Materials Co.	1,415	62,769

Construction, Farm Machinery & Heavy Trucks–1.18%
Caterpillar Inc.	6,893	645,598

Cummins Inc.	2,148	236,302

Deere & Co.	4,604	382,362

PACCAR Inc.	3,961	227,441

		1,491,703

Consumer Electronics–0.03%
Harman International Industries, Inc.(b)	779	36,068

Consumer Finance–0.69%
American Express Co.	11,375	488,215

Capital One Financial Corp.	4,941	210,289

Discover Financial Services	5,879	108,938

SLM Corp.(b)	5,260	66,223

		873,665

Data Processing & Outsourced Services–1.10%
Automatic Data Processing, Inc.	5,349	247,552

Computer Sciences Corp.	1,703	84,469

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value

Data Processing & Outsourced Services–(continued)

Fidelity National Information Services, Inc.	2,910	$79,705

Fiserv, Inc.(b)	1,614	94,516

MasterCard, Inc.–Class A	1,051	235,540

Paychex, Inc.	3,496	108,061

Total System Services, Inc.	1,791	27,545

Visa Inc.–Class A	5,292	372,451

Western Union Co. (The)	7,123	132,274

		1,382,113

Department Stores–0.39%
JC Penney Co., Inc.	2,567	82,940

Kohl’s Corp.(b)	3,175	172,529

Macy’s, Inc.	4,640	117,392

Nordstrom, Inc.	1,827	77,428

Sears Holdings Corp.(b)	486	35,843

		486,132

Distillers & Vintners–0.10%
Brown-Forman Corp.–Class B	1,144	79,645

Constellation Brands, Inc.–Class A(b)	1,921	42,550

		122,195

Distributors–0.07%
Genuine Parts Co.	1,710	87,791

Diversified Banks–1.91%
Comerica, Inc.	1,916	80,932

U.S. Bancorp.	20,837	561,974

Wells Fargo & Co.	57,013	1,766,833

		2,409,739

Diversified Chemicals–0.95%
Dow Chemical Co. (The)	12,607	430,403

E. I. du Pont de Nemours and Co.	9,916	494,610

Eastman Chemical Co.	782	65,751

FMC Corp.	787	62,873

PPG Industries, Inc.	1,770	148,804

		1,202,441

Diversified Metals & Mining–0.50%
Freeport-McMoRan Copper & Gold Inc.	5,114	614,140

Titanium Metals Corp.(b)	1,008	17,318

		631,458

Diversified REIT’s–0.12%
Vornado Realty Trust	1,765	147,077

Diversified Support Services–0.07%
Cintas Corp.	1,367	38,221

Iron Mountain Inc.	2,199	54,997

		93,218

Drug Retail–0.72%
CVS Caremark Corp.	14,759	513,170

Walgreen Co.	10,055	391,743

		904,913

Education Services–0.07%
Apollo Group, Inc.–Class A(b)	1,380	54,496

DeVry, Inc.	676	32,435

		86,931

Electric Utilities–1.74%
Allegheny Energy, Inc.	1,824	44,214

American Electric Power Co., Inc.	5,191	186,772

Duke Energy Corp.	14,387	256,232

Edison International	3,538	136,567

Entergy Corp.	1,964	139,110

Exelon Corp.	7,183	299,100

FirstEnergy Corp.	3,310	122,536

NextEra Energy, Inc.	4,516	234,787

Northeast Utilities	1,943	61,943

Pepco Holdings, Inc.	2,466	45,004

Pinnacle West Capital Corp.	1,180	48,911

PPL Corp.	5,208	137,075

Progress Energy, Inc.	3,181	138,310

Southern Co.	9,109	348,237

		2,198,798

Electrical Components & Equipment–0.52%
Emerson Electric Co.	8,175	467,365

Rockwell Automation, Inc.	1,539	110,362

Roper Industries, Inc.	1,038	79,334

		657,061

Electronic Components–0.08%
Amphenol Corp.–Class A	1,917	101,179

Electronic Equipment & Instruments–0.04%
FLIR Systems, Inc.(b)	1,730	51,467

Electronic Manufacturing Services–0.06%
Jabil Circuit, Inc.	2,113	42,450

Molex Inc.	1,520	34,535

		76,985

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value

Environmental & Facilities Services–0.29%
Republic Services, Inc.	3,338	$99,672

Stericycle, Inc.(b)	940	76,065

Waste Management, Inc.	5,148	189,807

		365,544

Fertilizers & Agricultural Chemicals–0.40%
CF Industries Holdings, Inc.	771	104,201

Monsanto Co.	5,825	405,653

		509,854

Food Distributors–0.15%
Sysco Corp.	6,354	186,808

Food Retail–0.28%
Kroger Co. (The)	6,926	154,865

Safeway Inc.	4,019	90,387

SUPERVALU Inc.	2,334	22,477

Whole Foods Market, Inc.(b)	1,612	81,551

		349,280

Footwear–0.28%
NIKE, Inc.–Class B	4,152	354,664

Gas Utilities–0.07%
Nicor Inc.	509	25,409

ONEOK, Inc.	1,155	64,068

		89,477

General Merchandise Stores–0.44%
Big Lots, Inc.(b)	862	26,256

Family Dollar Stores, Inc.	1,387	68,948

Target Corp.	7,690	462,400

		557,604

Gold–0.26%
Newmont Mining Corp.	5,347	328,466

Health Care Distributors–0.38%
AmerisourceBergen Corp.	2,976	101,541

Cardinal Health, Inc.	3,790	145,195

McKesson Corp.	2,748	193,404

Patterson Cos. Inc.	1,062	32,529

		472,669

Health Care Equipment–1.52%
Baxter International Inc.	6,329	320,374

Becton, Dickinson and Co.	2,497	211,046

Boston Scientific Corp.(b)	16,510	124,981

C.R. Bard, Inc.	1,008	92,504

CareFusion Corp.(b)	2,436	62,605

Intuitive Surgical, Inc.(b)	425	109,544

Medtronic, Inc.	11,729	435,029

St. Jude Medical, Inc.(b)	3,723	159,158

Stryker Corp.	3,709	199,173

Varian Medical Systems, Inc.(b)	1,291	89,441

Zimmer Holdings, Inc.(b)	2,144	115,090

		1,918,945

Health Care Facilities–0.03%
Tenet Healthcare Corp.(b)	5,236	35,029

Health Care Services–0.67%
DaVita, Inc.(b)	1,072	74,493

Express Scripts, Inc.(b)	5,724	309,382

Laboratory Corp. of America Holdings(b)	1,103	96,976

Medco Health Solutions, Inc.(b)	4,590	281,229

Quest Diagnostics Inc.	1,535	82,844

		844,924

Health Care Supplies–0.04%
DENTSPLY International Inc.	1,575	53,818

Health Care Technology–0.06%
Cerner Corp.(b)	782	74,087

Home Entertainment Software–0.05%
Electronic Arts Inc.(b)	3,604	59,034

Home Furnishings–0.03%
Leggett & Platt, Inc.	1,568	35,688

Home Improvement Retail–0.79%
Home Depot, Inc. (The)	17,800	624,068

Lowe’s Cos., Inc.	14,990	375,949

		1,000,017

Homebuilding–0.08%
D.R. Horton, Inc.	3,004	35,838

Lennar Corp.–Class A	1,692	31,725

PulteGroup, Inc.(b)	3,643	27,395

		94,958

Homefurnishing Retail–0.11%
Bed Bath & Beyond Inc.(b)	2,814	138,308

Hotels, Resorts & Cruise Lines–0.42%
Carnival Corp.	4,659	214,826

Marriott International Inc.–Class A	3,125	129,812

Starwood Hotels & Resorts Worldwide, Inc.	2,070	125,815

Wyndham Worldwide Corp.	1,904	57,044

		527,497

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value

Household Appliances–0.15%
Stanley Black & Decker, Inc.	1,801	$120,433

Whirlpool Corp.	839	74,528

		194,961

Household Products–2.18%
Clorox Co.	1,532	96,945

Colgate-Palmolive Co.	5,234	420,656

Kimberly-Clark Corp.	4,417	278,448

Procter & Gamble Co. (The)	30,405	1,955,954

		2,752,003

Housewares & Specialties–0.12%
Fortune Brands, Inc.	1,656	99,774

Newell Rubbermaid, Inc.	3,107	56,485

		156,259

Human Resource & Employment Services–0.06%
Monster Worldwide, Inc.(b)	1,405	33,200

Robert Half International, Inc.	1,591	48,685

		81,885

Hypermarkets & Super Centers–1.18%
Costco Wholesale Corp.	4,696	339,098

Wal-Mart Stores, Inc.	21,279	1,147,577

		1,486,675

Independent Power Producers & Energy Traders–0.16%
AES Corp. (The)(b)	7,190	87,574

Constellation Energy Group Inc.	2,204	67,509

NRG Energy, Inc.(b)	2,648	51,742

		206,825

Industrial Conglomerates–2.44%
3M Co.	7,764	670,033

General Electric Co.(d)	115,735	2,116,793

Textron Inc.	2,963	70,045

Tyco International Ltd.	5,315	220,254

		3,077,125

Industrial Gases–0.46%
Air Products & Chemicals, Inc.	2,326	211,550

Airgas, Inc.	821	51,279

Praxair, Inc.	3,327	317,629

		580,458

Industrial Machinery–1.07%
Danaher Corp.	5,804	273,775

Dover Corp.	2,028	118,537

Eaton Corp.	1,827	185,459

Flowserve Corp.	616	73,439

Illinois Tool Works Inc.	5,380	287,292

Ingersoll-Rand PLC (Ireland)	3,519	165,710

Pall Corp.	1,272	63,066

Parker Hannifin Corp.	1,751	151,111

Snap-On, Inc.	630	35,645

		1,354,034

Industrial REIT’s–0.07%
ProLogis	6,180	89,239

Insurance Brokers–0.26%
Aon Corp.	3,583	164,854

Marsh & McLennan Cos., Inc.	5,902	161,360

		326,214

Integrated Oil & Gas–6.86%
Chevron Corp.	21,858	1,994,543

ConocoPhillips	15,958	1,086,740

Exxon Mobil Corp.	54,773	4,005,002

Hess Corp.	3,258	249,367

Marathon Oil Corp.	7,710	285,501

Murphy Oil Corp.	2,088	155,660

Occidental Petroleum Corp.	8,826	865,831

		8,642,644

Integrated Telecommunication Services–2.74%
AT&T Inc.	64,196	1,886,078

CenturyLink, Inc.	3,293	152,038

Frontier Communications Corp.	10,794	105,026

Qwest Communications International Inc.	18,929	144,050

Verizon Communications, Inc.	30,705	1,098,625

Windstream Corp.	5,232	72,934

		3,458,751

Internet Retail–0.83%
Amazon.com, Inc.(b)	3,851	693,180

Expedia, Inc.	2,230	55,951

Netflix Inc.(b)	470	82,579

Priceline.com Inc.(b)	532	212,560

		1,044,270

Internet Software & Services–1.86%
Akamai Technologies, Inc.(b)	2,004	94,288

eBay, Inc.(b)	12,461	346,790

Google Inc.–Class A(b)	2,708	1,608,471

VeriSign, Inc.	1,867	60,995

Yahoo! Inc.(b)	14,158	235,447

		2,345,991

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value

Investment Banking & Brokerage–1.27%
Charles Schwab Corp. (The)	10,771	$184,292

E*TRADE Financial Corp.(b)	2,164	34,624

Goldman Sachs Group, Inc. (The)	5,552	933,624

Morgan Stanley	16,432	447,115

		1,599,655

IT Consulting & Other Services–0.29%
Cognizant Technology Solutions Corp.–Class A(b)	3,296	241,564

SAIC, Inc.(b)	3,189	50,578

Teradata Corp.(b)	1,846	75,981

		368,123

Leisure Products–0.14%
Hasbro, Inc.	1,504	70,959

Mattel, Inc.	3,936	100,092

		171,051

Life & Health Insurance–1.09%
Aflac, Inc.	5,119	288,865

Lincoln National Corp.	3,414	94,943

MetLife, Inc.	9,844	437,468

Principal Financial Group, Inc.	3,479	113,276

Prudential Financial, Inc.	5,263	308,991

Torchmark Corp.	868	51,854

Unum Group	3,467	83,971

		1,379,368

Life Sciences Tools & Services–0.49%
Agilent Technologies, Inc.(b)	3,755	155,570

Life Technologies Corp.(b)	2,027	112,498

PerkinElmer, Inc.	1,307	33,747

Thermo Fisher Scientific, Inc.(b)	4,317	238,989

Waters Corp.(b)	991	77,011

		617,815

Managed Health Care–0.84%
Aetna Inc.	4,321	131,834

CIGNA Corp.	2,942	107,854

Coventry Health Care, Inc.(b)	1,566	41,342

Humana Inc.(b)	1,827	100,010

UnitedHealth Group, Inc.	11,947	431,406

WellPoint Inc.(b)	4,275	243,076

		1,055,522

Metal & Glass Containers–0.10%
Ball Corp.	975	66,349

Owens-Illinois, Inc.(b)	1,769	54,308

		120,657

Motorcycle Manufacturers–0.07%
Harley-Davidson, Inc.	2,557	88,651

Movies & Entertainment–1.41%
News Corp.–Class A	24,805	361,161

Time Warner, Inc.	12,048	387,584

Viacom Inc.–Class B	6,565	260,039

Walt Disney Co. (The)	20,568	771,506

		1,780,290

Multi-Line Insurance–0.37%
American International Group, Inc.(b)	1,520	87,582

Assurant, Inc.	1,156	44,529

Genworth Financial Inc.–Class A(b)	5,299	69,629

Hartford Financial Services Group, Inc.	4,785	126,755

Loews Corp.	3,407	132,566

		461,061

Multi-Sector Holdings–0.05%
Leucadia National Corp.	2,166	63,204

Multi-Utilities–1.27%
Ameren Corp.	2,646	74,591

CenterPoint Energy, Inc.	4,554	71,589

CMS Energy Corp.	2,699	50,201

Consolidated Edison, Inc.	3,155	156,393

Dominion Resources, Inc.	6,301	269,179

DTE Energy Co.	1,862	84,386

Integrys Energy Group Inc.	851	41,282

NiSource Inc.	3,012	53,072

PG&E Corp.	4,258	203,703

Public Service Enterprise Group Inc.	5,483	174,414

SCANA Corp.	1,229	49,897

Sempra Energy	2,607	136,815

TECO Energy, Inc.	2,354	41,901

Wisconsin Energy Corp.	1,289	75,871

Xcel Energy, Inc.	4,957	116,737

		1,600,031

Office Electronics–0.14%
Xerox Corp.	15,068	173,583

Office REIT’s–0.10%
Boston Properties, Inc.	1,521	130,958

Office Services & Supplies–0.08%
Avery Dennison Corp.	1,192	50,469

Pitney Bowes Inc.	2,177	52,640

		103,109

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value

Oil & Gas Drilling–0.18%
Diamond Offshore Drilling, Inc.	754	$50,420

Helmerich & Payne, Inc.	1,167	56,576

Nabors Industries Ltd.(b)	3,106	72,867

Rowan Cos., Inc.(b)	1,370	47,827

		227,690

Oil & Gas Equipment & Services–1.95%
Baker Hughes Inc.	4,684	267,784

Cameron International Corp.(b)	2,634	133,623

FMC Technologies, Inc.(b)	1,299	115,494

Halliburton Co.	9,879	403,360

National Oilwell Varco Inc.	4,558	306,525

Schlumberger Ltd.	14,820	1,237,470

		2,464,256

Oil & Gas Exploration & Production–2.05%
Anadarko Petroleum Corp.	5,382	409,893

Apache Corp.	4,151	494,924

Cabot Oil & Gas Corp.	1,148	43,452

Chesapeake Energy Corp.	7,102	184,013

Denbury Resources Inc.(b)	4,367	83,366

Devon Energy Corp.	4,691	368,290

EOG Resources, Inc.	2,758	252,109

EQT Corp.	1,645	73,762

Newfield Exploration Co.(b)	1,453	104,776

Noble Energy, Inc.	1,901	163,638

Pioneer Natural Resources Co.	1,260	109,393

QEP Resources Inc.	1,932	70,151

Range Resources Corp.	1,765	79,390

Southwestern Energy Co.(b)	3,766	140,961

		2,578,118

Oil & Gas Refining & Marketing–0.18%
Sunoco, Inc.	1,309	52,766

Tesoro Corp.(b)	1,587	29,423

Valero Energy Corp.	6,128	141,679

		223,868

Oil & Gas Storage & Transportation–0.35%
El Paso Corp.	7,648	105,236

Spectra Energy Corp.	7,040	175,930

Williams Cos., Inc. (The)	6,351	156,997

		438,163

Other Diversified Financial Services–3.77%
Bank of America Corp.	109,548	1,461,370

Citigroup, Inc.(b)	315,554	1,492,571

JPMorgan Chase & Co.	42,462	1,801,238

		4,755,179

Packaged Foods & Meats–1.54%
Campbell Soup Co.	2,117	73,566

ConAgra Foods, Inc.	4,817	108,768

Dean Foods Co.(b)	1,972	17,432

General Mills, Inc.	6,954	247,493

H.J. Heinz Co.	3,483	172,269

Hershey Co. (The)	1,704	80,344

Hormel Foods Corp.	763	39,111

JM Smucker Co. (The)	1,297	85,148

Kellogg Co.	2,759	140,930

Kraft Foods, Inc.–Class A	18,973	597,839

McCormick & Co., Inc.	1,470	68,399

Mead Johnson Nutrition Co.	2,221	138,257

Sara Lee Corp.	6,943	121,572

Tyson Foods, Inc.–Class A	3,244	55,862

		1,946,990

Paper Packaging–0.07%
Bemis Co., Inc.	1,203	39,290

Sealed Air Corp.	1,704	43,367

		82,657

Paper Products–0.14%
International Paper Co.	4,751	129,417

MeadWestvaco Corp.	1,840	48,135

		177,552

Personal Products–0.19%
Avon Products, Inc.	4,661	135,449

Estee Lauder Cos. Inc. (The)–Class A	1,232	99,422

		234,871

Pharmaceuticals–5.44%
Abbott Laboratories	16,790	804,409

Allergan, Inc.	3,339	229,289

Bristol-Myers Squibb Co.	18,592	492,316

Eli Lilly and Co.	11,021	386,176

Forest Laboratories, Inc.(b)	3,102	99,202

Hospira, Inc.(b)	1,814	101,022

Johnson & Johnson	29,830	1,844,985

Merck & Co., Inc.	33,465	1,206,079

Mylan Inc.(b)	4,762	100,621

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value

Pharmaceuticals–(continued)

Pfizer, Inc.	87,006	$1,523,475

Watson Pharmaceuticals, Inc.(b)	1,377	71,122

		6,858,696

Property & Casualty Insurance–2.12%
ACE Ltd. (Switzerland)	3,686	229,453

Allstate Corp. (The)	5,811	185,255

Berkshire Hathaway Inc.–Class B(b)	18,796	1,505,748

Chubb Corp.	3,311	197,468

Cincinnati Financial Corp.	1,795	56,884

Progressive Corp. (The)	7,206	143,183

Travelers Cos., Inc. (The)	4,972	276,990

XL Group PLC (Ireland)	3,466	75,628

		2,670,609

Publishing–0.16%
Gannett Co., Inc.	2,644	39,898

McGraw-Hill Cos., Inc. (The)	3,334	121,391

Meredith Corp.	410	14,207

Washington Post Co. (The)–Class B	61	26,809

		202,305

Railroads–0.80%
CSX Corp.	4,064	262,575

Norfolk Southern Corp.	3,946	247,888

Union Pacific Corp.	5,348	495,545

		1,006,008

Real Estate Services–0.05%
CB Richard Ellis Group, Inc.–Class A(b)	3,204	65,618

Regional Banks–1.04%
BB&T Corp.	7,535	198,095

Fifth Third Bancorp	8,649	126,967

First Horizon National Corp.(b)	2,834	33,380

Huntington Bancshares Inc.	9,375	64,406

KeyCorp	9,563	84,633

M&T Bank Corp.	1,295	112,730

Marshall & Ilsley Corp.	5,688	39,361

PNC Financial Services Group, Inc.	5,692	345,618

Regions Financial Corp.	13,643	95,501

SunTrust Banks, Inc.	5,429	160,210

Zions Bancorp.	1,967	47,660

		1,308,561

Research & Consulting Services–0.07%
Dun & Bradstreet Corp.	540	44,328

Equifax Inc.	1,363	48,523

		92,851

Residential REIT’s–0.24%
Apartment Investment & Management Co.–Class A	1,295	33,463

AvalonBay Communities, Inc.	925	104,109

Equity Residential	3,089	160,473

		298,045

Restaurants–1.16%
Darden Restaurants, Inc.	1,502	69,753

McDonald’s Corp.	11,475	880,821

Starbucks Corp.	8,049	258,614

Yum! Brands, Inc.	5,089	249,616

		1,458,804

Retail REIT’s–0.31%
Kimco Realty Corp.	4,443	80,152

Simon Property Group, Inc.	3,181	316,477

		396,629

Semiconductor Equipment–0.29%
Applied Materials, Inc.	14,512	203,894

KLA-Tencor Corp.	1,846	71,329

MEMC Electronic Materials, Inc.(b)	2,516	28,330

Novellus Systems, Inc.(b)	996	32,191

Teradyne, Inc.(b)	1,952	27,406

		363,150

Semiconductors–2.19%
Advanced Micro Devices, Inc.(b)	6,219	50,871

Altera Corp.	3,394	120,759

Analog Devices, Inc.	3,243	122,164

Broadcom Corp.–Class A	4,946	215,398

First Solar, Inc.(b)	585	76,132

Intel Corp.	60,590	1,274,208

Linear Technology Corp.	2,477	85,679

LSI Corp.(b)	6,696	40,109

Microchip Technology Inc.	2,051	70,165

Micron Technology, Inc.(b)	9,306	74,634

National Semiconductor Corp.	2,552	35,116

NVIDIA Corp.(b)	6,310	97,174

Texas Instruments Inc.	12,753	414,472

Xilinx, Inc.	2,848	82,535

		2,759,416

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value

Soft Drinks–2.35%
Coca-Cola Co. (The)	25,222	$1,658,851

Coca-Cola Enterprises, Inc.	3,679	92,085

Dr Pepper Snapple Group, Inc.	2,466	86,704

PepsiCo, Inc.	17,214	1,124,591

		2,962,231

Specialized Consumer Services–0.03%
H&R Block, Inc.	3,319	39,529

Specialized Finance–0.41%
CME Group Inc.	727	233,912

IntercontinentalExchange Inc.(b)	793	94,486

Moody’s Corp.	2,249	59,689

NASDAQ OMX Group, Inc. (The)(b)	1,640	38,884

NYSE Euronext	2,875	86,193

		513,164

Specialized REIT’s–0.61%
HCP, Inc.	3,925	144,401

Health Care REIT, Inc.	1,603	76,367

Host Hotels & Resorts Inc.	7,233	129,254

Plum Creek Timber Co., Inc.	1,754	65,687

Public Storage	1,516	153,753

Ventas, Inc.	1,705	89,478

Weyerhaeuser Co.	5,809	109,964

		768,904

Specialty Chemicals–0.27%
Ecolab Inc.	2,521	127,109

International Flavors & Fragrances Inc.	880	48,919

Sherwin-Williams Co. (The)	972	81,405

Sigma-Aldrich Corp.	1,316	87,593

		345,026

Specialty Stores–0.21%
Staples, Inc.	7,855	178,858

Tiffany & Co.	1,372	85,435

		264,293

Steel–0.35%
AK Steel Holding Corp.	1,212	19,840

Allegheny Technologies, Inc.	1,070	59,042

Cliffs Natural Resources Inc.	1,470	114,675

Nucor Corp.	3,429	150,259

United States Steel Corp.	1,559	91,077

		434,893

Systems Software–3.27%
BMC Software, Inc.(b)	1,929	90,933

CA, Inc.	4,142	101,230

McAfee Inc.(b)	1,678	77,708

Microsoft Corp.	81,781	2,283,326

Novell, Inc.(b)	3,776	22,354

Oracle Corp.	42,047	1,316,071

Red Hat, Inc.(b)	2,084	95,135

Symantec Corp.(b)	8,431	141,135

		4,127,892

Thrifts & Mortgage Finance–0.10%
Hudson City Bancorp, Inc.	5,708	72,720

People’s United Financial Inc.	3,961	55,494

		128,214

Tires & Rubber–0.02%
Goodyear Tire & Rubber Co. (The)(b)	2,600	30,810

Tobacco–1.56%
Altria Group, Inc.	22,678	558,332

Lorillard, Inc.	1,624	133,266

Philip Morris International Inc.	19,708	1,153,509

Reynolds American Inc.	3,673	119,813

		1,964,920

Trading Companies & Distributors–0.15%
Fastenal Co.	1,600	95,856

W.W. Grainger, Inc.	629	86,871

		182,727

Trucking–0.02%
Ryder System, Inc.	571	30,057

Wireless Telecommunication Services–0.31%
American Tower Corp.–Class A(b)	4,326	223,395

MetroPCS Communications, Inc.(b)	2,820	35,617

Sprint Nextel Corp.(b)	32,445	137,242

		396,254

TOTAL INVESTMENTS–98.51% (Cost $82,199,939)		124,178,842

OTHER ASSETS LESS LIABILITIES–1.49%		1,879,043

NET ASSETS–100.00%		$126,057,885

Investment Abbreviations:

REIT	– Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company. The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 4.
(d)	All or portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 5.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $82,072,312)	$124,058,109

Investments in affiliates, at value (Cost $127,627)	120,733

Total Investments, at value (Cost $82,199,939)	124,178,842

Receivable for:
Investments sold	2,115,469

Dividends	148,589

Fund expenses absorbed	7,373

Investment for trustee deferred compensation and retirement plans	1,194

Total assets	126,451,467

Liabilities:
Payable for:
Investments purchased	15,019

Fund shares reacquired	6,402

Amount due custodian	91,736

Variation margin	1,998

Accrued fees to affiliates	230,596

Accrued other operating expenses	41,079

Trustee deferred compensation and retirement plans	6,752

Total liabilities	393,582

Net assets applicable to shares outstanding	$126,057,885

Net assets consist of:
Shares of beneficial interest	$107,629,539

Undistributed net investment income	2,009,166

Undistributed net realized gain (loss)	(25,573,105)

Unrealized appreciation	41,992,285

$126,057,885

Net Assets:
Series I	$37,651,104

Series II	$88,406,781

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	3,297,518

Series II	7,789,613

Series I:
Net asset value per share	$11.42

Series II:
Net asset value per share	$11.35

Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends	$2,560,732

Dividends from affiliates	2,443

Total investment income	2,563,175

Expenses:
Advisory fees	148,710

Administrative services fees	248,054

Custodian fees	19,140

Distribution fees — Series II	216,536

Transfer agent fees	1,810

Trustees’ and officers’ fees and benefits	17,212

Reports to shareholders	37,096

Other	52,487

Total expenses	741,045

Less: Fees waived and expenses reimbursed	(173,858)

Net expenses	567,187

Net investment income	1,995,988

Realized and unrealized gain from:
Net realized gain from:
Investment securities	584,580

Futures contracts	216,173

800,753

Change in net unrealized appreciation (depreciation) of:
Investment securities	14,027,032

Futures contracts	(6,862)

14,020,170

Net realized and unrealized gain	14,820,923

Net increase in net assets resulting from operations	$16,816,911

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$1,995,988	$2,206,337

Net realized gain (loss)	800,753	(1,087,362)

Change in net unrealized appreciation	14,020,170	26,688,201

Net increase in net assets resulting from operations	16,816,911	27,807,176

Distributions to shareholders from net investment income:
Series I	(728,755)	(976,649)

Series II	(1,463,002)	(2,074,490)

Total distributions from net investment income	(2,191,757)	(3,051,139)

Share transactions–net:
Series I	(5,557,429)	(2,195,479)

Series II	(13,397,694)	(6,088,957)

Net increase (decrease) in net assets resulting from share transactions	(18,955,123)	(8,284,436)

Net increase (decrease) in net assets	(4,329,969)	16,471,601

Net assets:
Beginning of year	130,387,854	113,916,253

End of year (includes undistributed net investment income of $2,009,166 and $2,208,382, respectively)	$126,057,885	$130,387,854

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco V.I. S&P 500 Index Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  Prior to June 1, 2010, the Fund operated as Morgan Stanley Variable Investment S&P 500 Index Portfolio (the “Acquired Fund”), an investment portfolio of Morgan Stanley Variable Investment Series. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”). Upon closing of the Reorganization, holders of the Acquired Fund’s Class X and Y shares received Series I and II shares, respectively, of the Fund. Information for the Acquired Fund’s Class X and Y shares prior to the Reorganization is included with Series I and II shares, respectively, of the Fund throughout this report.
  The Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s 500® Composite Stock Price Index.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an

Invesco V.I. S&P 500 Index Fund

independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to

Invesco V.I. S&P 500 Index Fund

federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $2 billion	0.12%

Over $2 billion	0.10%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $64,290 to Morgan Stanley Investment Advisors Inc. (“MSIA”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.28% and Series II shares to 0.53% of average daily net assets, through at least June 30, 2012. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

Invesco V.I. S&P 500 Index Fund

  Prior to the Reorganization, investment advisory fees paid by the Acquired Fund were reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds-Money Market Portfolio-Institutional Class shares.
  For the year ended December 31, 2010, the Adviser waived advisory fees of $148,399 and reimbursed expenses of $25,148 and MSIA waived advisory fees of $311.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $29,315 for accounting and fund administrative services and reimbursed $175,879 for services provided by insurance companies. Prior to the Reorganization, the Acquired Fund paid an administration fee of $42,860 to Morgan Stanley Services Company, Inc.
  Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. Prior to the Reorganization, the Acquired Fund paid $207 to Morgan Stanley Trust, which served as the Acquired Fund’s transfer agent. For the year ended December 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Prior to the Reorganization, the Acquired Fund paid distribution fees of $93,622 to Morgan Stanley Distributors Inc. based on the annual rate of 0.25% of the Acquired Fund’s average daily net assets of Class Y shares. For the year ended December 31, 2010, expenses incurred under the Plans are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$124,178,842	$—	$—	$124,178,842

Futures*	13,382	—	—	13,382

Total Investments	$124,192,224	$—	$—	$124,192,224

*	Unrealized appreciation .

NOTE 4—Investment in Affiliate

The Fund’s Adviser is a Subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in and earnings from investments in Invesco Ltd. for the year ended December 31, 2010.

Invesco V.I. S&P 500 Index Fund

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	December 31, 2009	at Cost	from Sales	Appreciation	Gain (Loss)	December 31, 2010	Income

Invesco Ltd.	$127,692	$4,858	$(14,020)	$5,353	$(3,150)	$120,733	$2,325

NOTE 5—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$13,382	$—

(a)	Includes cumulative appreciation of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the year ended December 31, 2010

  The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Futures*

Realized Gain
Interest rate risk	$216,173

Change in Unrealized Appreciation (Depreciation)
Interest rate risk	(6,862)

Total	$209,311

*	The average value of futures outstanding during the period was $1,726,542.

Open Futures Contracts
	Number of	Month/		Unrealized
Contract	Contracts	Commitment	Value	Appreciation

S&P 500 E-Mini	34	March-2011/Long	$2,131,300	$13,382

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period June 1, 2010 to December 31, 2010, the Fund paid legal fees of $662 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. S&P 500 Index Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$2,191,757	$3,051,139

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$1,996,976

Net unrealized appreciation — investments	36,444,242

Temporary book/tax differences	(6,098)

Capital loss carryforward	(20,006,774)

Shares of beneficial interest	107,629,539

Total net assets	$126,057,885

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $972,761 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2012	$3,449,848

December 31, 2013	9,726,077

December 31, 2014	5,449,556

December 31, 2017	1,381,293

Total capital loss carryforward	$20,006,774

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $7,140,853 and $26,712,228, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$44,286,000

Aggregate unrealized (depreciation) of investment securities	(7,841,758)

Net unrealized appreciation of investment securities	$36,444,242

Cost of investments for tax purposes is $87,734,600.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on December 31, 2010, undistributed net investment income was decreased by $3,447, undistributed net realized gain (loss) was increased by $8,199,562 and shares of beneficial interest decreased by $8,196,115. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. S&P 500 Index Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Series I	114,148	$1,178,964	227,397	$1,896,482

Series II	141,688	1,423,360	584,015	5,084,799

Issued as reinvestment of dividends:
Series I	73,537	728,755	117,952	976,649

Series II	148,378	1,463,002	251,759	2,074,490

Reacquired:
Series I	(723,269)	(7,465,148)	(600,690)	(5,068,610)

Series II	(1,577,214)	(16,284,056)	(1,515,796)	(13,248,246)

Net increase (decrease) in share activity	(1,822,732)	$(18,955,123)	(935,363)	$(8,284,436)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 95% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. S&P 500 Index Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
									expenses		expenses
			Net gains						to average		to average net		Ratio of net
	Net asset		on securities		Dividends				net assets		assets without		investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(e)

Series I
Year ended 12/31/10	$10.14	$0.19	$1.29	$1.48	$(0.20)	$11.42	14.87%	$37,651	0.28	%(c)	0.42	%(c)	1.79	%(c)	6%
Year ended 12/31/09	8.27	0.18	1.94	2.12	(0.25)	10.14	26.34	38,873	0.28	(d)	0.28	(d)	2.09	(d)	5
Year ended 12/31/08	13.46	0.23	(5.14)	(4.91)	(0.28)	8.27	(37.07)	33,801	0.30	(d)	0.30	(d)	2.01	(d)	14
Year ended 12/31/07	13.02	0.23	0.45	0.68	(0.24)	13.46	5.23	66,275	0.27		0.27		1.71		3
Year ended 12/31/06	11.46	0.20	1.56	1.76	(0.20)	13.02	15.56	84,545	0.28		0.28		1.67		4

Series II
Year ended 12/31/10	10.08	0.16	1.28	1.44	(0.17)	11.35	14.58	88,407	0.53	(c)	0.67	(c)	1.54	(c)	6
Year ended 12/31/09	8.21	0.16	1.93	2.09	(0.22)	10.08	26.06	91,515	0.53	(d)	0.53	(d)	1.84	(d)	5
Year ended 12/31/08	13.36	0.20	(5.11)	(4.91)	(0.24)	8.21	(37.27)	80,115	0.55	(d)	0.55	(d)	1.76	(d)	14
Year ended 12/31/07	12.92	0.20	0.45	0.65	(0.21)	13.36	5.00	152,984	0.52		0.52		1.46		3
Year ended 12/31/06	11.38	0.17	1.54	1.71	(0.17)	12.92	15.21	176,883	0.53		0.53		1.42		4

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Ratios are based on average daily net assets (000’s omitted) of $37,311 and $86,615 for Series I and Series II shares, respectively.
(d)	The ratios reflect the rebate of certain Fund expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is less than 0.005%
(e)	Portfolio turnover is calculated at the fund level and is not annualized for the periods less than one year, if applicable.

NOTE 13—Change in Independent Registered Public Accounting Firm (unaudited)

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

Invesco V.I. S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and
Shareholders of Invesco V.I. S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. S&P 500 Index Fund (formerly known as S&P 500 Index Portfolio, one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 26, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco V.I. S&P 500 Index Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,231.90	$1.56	$1,023.80	$1.42	0.28%

Series II	1,000.00	1,231.00	2.97	1,022.54	2.69	0.53

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. S&P 500 Index Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. S&P 500 Index Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco V.I. Select Dimensions Funds

Annual Report to Shareholders ▪ December 31, 2010

Invesco V.I. Select Dimensions Balanced Fund
Invesco V.I. Select Dimensions Dividend Growth Fund
Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is available on the SEC website under the predecessor fund.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
MS-VISDCOMBO-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Invesco V.I. Select Dimensions Balanced Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Index data from 10/31/94, Fund data from 11/9/94

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or
100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception (11/9/94)		7.49%

10	Years	4.42

5	Years	3.64

1	Year	10.37

Series II Shares

Inception (7/24/00)		4.98%

10	Years	4.15

5	Years	3.38

1	Year	10.15
Effective June 1, 2010, Class X and Class Y shares of the predecessor fund advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. Select Dimensions Balanced Fund. Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Select Dimensions Balanced Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.82% and 1.07%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.12% and 1.37%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Select Dimensions Balanced Fund, a series portfolio of AIM Variable Insurance Funds (Invesco
Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

Invesco V.I. Select Dimensions Funds

Invesco V.I. Select Dimensions Dividend Growth Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Index data from 10/31/94, Fund data from 11/9/94

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or
100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception (11/9/94)		7.47%

10	Years	1.38

5	Years	0.24

1	Year	10.67

Series II Shares

Inception (7/24/00)		2.28%

10	Years	1.13

5	Years	-0.01

1	Year	10.41

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. Select Dimensions Dividend Growth Fund. Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Select Dimensions Dividend Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.72% and 0.97%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.95% and 1.20%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Select Dimensions Dividend Growth Fund, a series portfolio of AIM Variable Insurance Funds
(Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

Invesco V.I. Select Dimensions Funds

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Index data from 10/31/94, Fund data from 11/9/94

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or
100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception (11/9/94)		10.01%

10	Years	5.85

5	Years	4.42

1	Year	21.51

Series II Shares

Inception (7/24/00)		6.37%

10	Years	5.59

5	Years	4.15

1	Year	21.19
Effective June 1, 2010, Class X and Class Y shares of the predecessor fund advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund. Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.37% and 0.62%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.60% and 0.85%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund, a series portfolio of AIM Variable
Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

Invesco V.I. Select Dimensions Funds

Management’s Discussion of Fund Performance

Performance Summary - Invesco V.I. Select Dimensions Balanced Fund
For the year ended December 31, 2010, Invesco V.I. Select Dimensions Balanced Fund underperformed the Russell 1000 Value Index but outperformed the Barclays Capital U.S. Government/Credit Index. Because the Fund uses a bottom-up stock selection approach, stock selection in various sectors was the primary driver of the Fund’s relative performance.
     The Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	10.37%

Series II Shares	10.15

Russell 1000 Value Index▼ (Broad Market Index)	15.51

Barclays Capital U.S. Government/Credit Index▼ (Style-Specific Index)	6.59

▼	Lipper Inc.

How we invest
We call our investment philosophy “value with a catalyst.” We believe that undervalued companies which are experiencing positive changes (i.e., “catalysts”) have the potential to generate long-term stock price growth for shareholders. We generally seek to identify companies that are out of favor with investors, underearning relative to their potential and attractively valued. For these companies, we attempt to identify catalysts that may improve the financial results and/or correct the undervaluation. Examples of catalysts typically include improved operational efficiency, changing industry dynamics and/or a change in management.
     We initially identify potential investments through a series of quantitative screens including, but not limited to, return on capital and enterprise value to sales metrics. We then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s financial statements, an evaluation of its competitive position and stability and meetings with its executives. During the research process, we also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its risks. This is also where we typically identify the positive catalyst, a pre-requisite for potential investment. Finally, we generally set a price target for a stock based on normalized earnings and historical valuation multiples.
     In short, our objective is to exploit negative sentiment toward a company’s stock by analyzing the company’s operations in the context of a cyclical environment and identifying one or more catalysts that may improve the company’s financial performance. Improved financial performance, in turn, has the potential to drive the company’s stock price higher.
     We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.
     The Fund also invests in investment grade corporate bonds and U.S. government-issued bonds. The fixed income portion of the portfolio has the potential to reduce volatility compared to an equity-only portfolio and the potential to provide some downside protection during periods of stock market volatility.

Market conditions and your Fund
Equity markets were choppy during the fiscal year as investors weighed the competing issues of solid corporate profits and soft macroeconomic data. Corporate earnings were largely positive but often were overshadowed by concerns about high unemployment, weak consumer spending, soft housing data and the possibility of additional U.S. Federal Reserve accommodation. After rising through April, major equity indexes sold off precipitously in May as the sovereign debt crisis unfolded in the eurozone while U.S. economic indicators remained weak, prompting fears of a “double-dip” recession. Uncertainty created by the debt crisis – combined with subdued employment, consumer spending and housing data – added to concerns that the recovery was slowing. Just as abruptly, however, the markets reversed course starting in September and rallied through the end of the year on modestly better economic news.
     Major equity indexes produced positive returns for the year, and all 10 sectors of the S&P 500 Index posted gains. More economically sensitive sectors such as consumer discretionary and industrials had the highest returns, while less economically sensitive sectors such as health care had some of the lowest returns.
     The broad U.S. bond market, as measured by the Barclays Capital U.S. Aggregate Index, generated positive total returns for the 12 months ended December 31, 2010. At the beginning of the year, falling interest rates across maturities combined with tighter credit spreads (the difference between the yields of U.S. Treasuries and other types of fixed income securities that carry credit risk) caused bond prices to rise. Conversely, during the fourth quarter, a marked rise in interest rates negatively affected bond prices, particularly U.S. Treasuries.
     The Fund benefited from an overweight exposure to, and stock selection in, the consumer discretionary sector. The Fund’s overweight position in the sector was concentrated among media stocks, which benefited from an increase in advertising revenue during the reporting period. Viacom, a top Fund holding, performed well throughout the reporting

Portfolio Composition
By security type

Common Stocks & Other Equity Interests	65.3%

U.S. Treasury Securities	17.6

Bonds & Notes	13.1

U.S. Government Sponsored

Agency Securities	1.6

Foreign Sovereign Debts	0.4

Municipal Obligations	0.1

Money Market Funds
Plus Other Assets Less Liabilities	1.9

Top 10 Equity Holdings*

1.	JPMorgan Chase & Co.	3.1%

2.	General Electric Co.	2.5

3.	Marsh & McLennan Cos., Inc.	2.2

4.	Viacom Inc.-Class B	1.9

5.	Occidental Petroleum Corp.	1.7

6.	Anadarko Petroleum Corp.	1.6

7.	eBay Inc.	1.5

8.	American Electric Power Co., Inc.	1.4

9.	Royal Dutch Shell PLC-ADR	1.4

10.	Tyco International Ltd.	1.3

Total Net Assets	$38.2 million

Total Number of Holdings*	230
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

Invesco V.I. Select Dimensions Funds

period. The company reduced costs, was disciplined with its capital and grew advertising revenue. Stock selection in the telecommunication services sector also aided the Fund’s performance relative to its style-specific index. Vodafone helped performance. The company owns approximately 45% of Verizon Communications. Verizon has been able to grow its subscriber base, and investors are anticipating the introduction of the iPhone onto the network.
     Stock selection in the health care sector contributed to the Fund’s relative performance. The Fund owned Genzyme, a biotechnology company that received a takeover offer from Sanofi-Aventis (not a Fund holding). As a result, Genzyme rose significantly on the news and we sold our position.
     However, offsetting the positive results was the negative impact of the information technology sector and the financial services sector.
     The Fund was overweight in technology stocks throughout the reporting period, and most of our exposure was to hardware and equipment and software services stocks. Stock selection in hardware and equipment detracted the most from relative performance. Fund holding Hewlett Packard sold off on the news its chief executive officer was leaving the company due to expense-related improprieties. At the end of the reporting period, the Fund continued to own the stock.
     Although the Fund was underweight in the financials sector relative to its style-specific index during the reporting period, we cautiously increased our exposure to some banks and capital markets companies that we believed had improved their balance sheets and were better capitalized. Also, real estate was a strong performing asset class during the reporting period. The Fund had no exposure to this asset class, however, and therefore did not benefit from real estate’s strong performance.
     The Fund’s fixed income holdings produced positive returns for the reporting period, despite a marked rise in interest rates late in the year that caused bond prices to fall. Fixed income performance was mainly due to a sustained overweight position in investment grade corporate bonds. A consistent underweight position in U.S. government securities also aided both the Fund’s absolute and relative performance as investor preference for credit risk and rising interest rates late in the year dampened returns for U.S. government bonds.
     The Fund used active duration and yield curve positioning to manage risk and generate outperformance versus its benchmark index. U.S. Treasury futures were the main tool used in managing the portfolio’s duration. The contribution to relative performance from both duration and yield curve positioning was, overall, negligible for the year.
     Equity markets experienced a strong recovery during the period covered by this report. We believe that the market volatility that occurred during 2010 may continue to create opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals may be reflected in those companies’ stock prices.
     As always, we would like to caution investors against making investment decisions based on short-term performance. We recommend that you consult a financial adviser to discuss your individual financial program.
     Thank you for your investment in Invesco V.I. Select Dimensions Balanced Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Thomas Bastian
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. Select Dimensions Balanced Fund. He joined Invesco in 2010. Mr. Bastian earned a B.A. in accounting from St. John’s University and an M.B.A. in finance from the University of Michigan.
Cynthia Brien
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Select Dimensions Balanced Fund. She joined Invesco in 1996. Ms. Brien earned a B.B.A. from The University of Texas at Austin.
Chuck Burge
Portfolio manager, is manager of Invesco V.I. Select Dimensions Balanced Fund. He joined Invesco in 2002. Mr. Burge earned a B.S. in economics from Texas A&M University and an M.B.A. in finance and accounting from Rice University.
Mark Laskin
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Select Dimensions Balanced Fund. He joined Invesco in 2010. Mr. Laskin earned a B.A. in history from Swarthmore College and an M.B.A. and an M.A. from the Wharton School and the Lauder Institute, respectively, of the University of Pennsylvania.
Mary Jayne Maly
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Select Dimensions Balanced Fund. She joined Invesco in 2010. Ms. Maly earned a B.A. from the University of Pittsburgh and an M.B.A. from the American Graduate School of International Management.
Sergio Marcheli
Portfolio manager, is manager of Invesco V.I. Select Dimensions Balanced Fund. He joined Invesco in 2010.
Mr. Marcheli earned a B.B.A. from the University of Houston and an M.B.A. from the University of St. Thomas.
James Roeder
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Select Dimensions Balanced Fund. He joined Invesco in 2010. Mr. Roeder earned a B.S. in accounting from Clemson University and an M.B.A. in economics and finance from the University of Chicago Graduate School of Business. He is also a Certified Public Accountant.

Invesco V.I. Select Dimensions Funds

Management’s Discussion of Fund Performance

Performance Summary - Invesco V.I. Select Dimensions Dividend Growth Fund
Effective June 25, 2010, Meggan Walsh assumed management of Invesco V.I. Select Dimensions Dividend Growth Fund as lead portfolio manager along with portfolio manager Jonathan Harrington and a team of equity analysts. Our team has extensive industry experience and, more specifically, experience with strategies that focus on dividend-paying stocks. We appreciate the opportunity to manage your Fund.
     For the year ended December 31, 2010, Invesco V.I. Select Dimensions Dividend Growth Fund underperformed its benchmark, the S&P 500 Index. While we managed the Fund for only part of the reporting period, our comments will encompass the entire period. Investments in the industrials and consumer staples sectors were large contributors to the Fund’s returns. However, the Fund’s underperformance for the reporting period was largely due to an underweight position in the energy sector relative to its benchmark.
     The Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	10.67%

Series II Shares	10.41

S&P 500 Index▼ (Broad Market/Style-Specific Index)	15.08

▼	Lipper Inc.

How we invest
Our total return approach focuses on balancing long-term capital appreciation, current income and capital preservation. The Fund can serve as a conservative cornerstone within a well-diversified asset allocation strategy, complementing more aggressive and cyclical investments.
     We seek companies that we believe have normalized earnings power greater than that implied by their current market valuation and that also return capital to shareholders via dividends and share repurchases. All stocks in the portfolio pay a dividend, and the Fund pays a quarterly dividend to shareholders. We manage risk utilizing a valuation framework, careful stock selection and a rigorous buy-and-sell discipline.
     We look for dividend-paying companies with strong profitability, solid balance sheets and capital allocation policies that support sustained or increasing dividends and share repurchases. We perform extensive fundamental research, incorporating both financial statement analysis and an assessment of the potential reward relative to the downside risk to determine a fair valuation over our two-year investment horizon for each stock. We believe our process may provide the best combination of dividend income, price appreciation and capital preservation.
     We maintain a rigorous sell discipline and consider selling or trimming a stock when it no longer meets our investment criteria, including when:
■	A stock reaches its fair valuation (target price).

■	The company’s fundamental business prospects deteriorate.

■	A more attractive investment opportunity presents itself.

Market conditions and your Fund
Equity markets delivered strong returns but were choppy during the fiscal year as investors weighed the competing issues of solid corporate profitability and soft, albeit improving, macroeconomic data. Corporate earnings improved considerably over the past year as high productivity growth and cost cutting measures made during the economic downturn led to a rebound in margins and profits. However, high unemployment, weak consumer spending and tepid housing data remained as overhangs to the recovery. The sovereign debt crisis also contributed to market volatility as European countries began implementing austerity programs. Most recently, major equity indexes reversed course and rallied again during the last four months of 2010 on better economic news, ending the year with double-digit gains.
     All 10 sectors of the S&P 500 Index posted gains for the year. More economically sensitive sectors such as consumer discretionary, industrials and materials had the highest returns, while the less economically sensitive sectors such as health care and utilities had some of the lowest returns.
     A number of Fund holdings in the industrials sector, including Caterpillar and Snap-on, were among the top contributors to performance during the reporting period. Snap-on manufactures and distributes premium professional-grade power and hand tools. The company delivered stronger-than-expected earnings due to robust revenue growth and improving profit margins, as demand for its products continued to expand. Caterpillar continued to see a rebound in machinery and engine sales, particularly driven by increased emerging-market infrastructure and commodity demand. Dealer inventories remained low despite the uptick in orders.

Portfolio Composition
By sector

Financials	20.7%

Consumer Staples	19.1

Consumer Discretionary	12.8

Industrials	12.4

Information Technology	6.9

Energy	6.2

Health Care	6.1

Utilities	5.2

Materials	4.5

Telecommunication Services	1.0

Money Market Funds
Plus Other Assets Less Liabilities	5.1

Top 10 Equity Holdings*

1.	Kimberly-Clark Corp.	2.6%

2.	SunTrust Banks, Inc.	2.5

3.	Automatic Data Processing, Inc.	2.2

4.	General Dynamics Corp.	2.1

5.	American Electric Power Co., Inc.	2.0

6.	Capital One Financial Corp.	2.0

7.	Snap-on, Inc.	2.0

8.	International Paper Co.	1.9

9.	Johnson & Johnson	1.9

10.	Pentair, Inc.	1.8

Total Net Assets	$90.1 million

Total Number of Holdings*	76
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

Invesco V.I. Select Dimensions Funds

     Other strong contributors to Fund performance during the year included holdings such as Phillip Morris in the consumer staples sector and Lubrizol and DuPont in the materials sector. DuPont, a diversified chemicals company, had strong sales growth during the year, particularly in its Asian markets. Higher volumes and better pricing power in its agriculture and nutrition segment also contributed to strong results. DuPont improved its financial position by cutting costs and reducing its net debt.
     Some of the Fund’s information technology (IT) holdings detracted from results, including Google and Microsoft. Shares of Microsoft were negatively affected by a slowdown in PC demand, as well as market concerns about the company’s positioning in new product lines such as tablet PCs and smart-phones. We eliminated our position in Google before the close of the year, but continued to hold Microsoft.
     The Fund’s exposure to the health care sector also had a negative impact on absolute returns, with WellPoint and Pfizer among the top detractors. We eliminated our position in WellPoint and reduced our position in Pfizer before the close of the reporting period.
     Since taking over management of the Fund in June, we added new consumer staples holdings, such as Coca Cola and Walgreen. We also increased our exposure to the financials sector, adding a number of commercial bank holdings including SunTrust and Fifth Third Bancorp. The Fund benefited from these purchases as the companies delivered positive returns.
     At the end of the reporting period, consumer staples and financials were our largest sector overweights relative to the S&P 500 index. We decreased our exposure to the energy, health care and IT sectors. These sectors represented our largest underweight positions compared to the index.
     During the reporting period, the Fund used options contracts (a derivative security) in order to manage market risk and exposure. These positions produced a small gain for the fiscal year.
     The year witnessed a broad recovery in corporate earnings led by strong operating leverage. Balance sheets remain strong, and an increasing number of companies began deploying cash into higher levels of capital spending and increased dividends and share buyback programs. Merger and acquisition activity and corporate debt issuance also increased. However, the unemployment rate remains high, and we are cautiously monitoring the durability of the economy’s recovery.
     We believe one of our competitive advantages is a disciplined approach to evaluating stocks from a total return perspective – focusing not only on their capital appreciation potential, but also on their current dividend income and capital preservation. We believe this approach helps create a well-diversified fund that may serve as a cornerstone allocation within an overall portfolio.
     As always, we thank you for your investment in Invesco V.I. Select Dimensions Dividend Growth Fund and for sharing our long-term horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Meggan Walsh
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. Select Dimensions Dividend Growth Fund. Ms. Walsh joined Invesco in 1991. She began her investment career in 1987. Ms. Walsh earned a B.S. in finance from the University of Maryland and an M.B.A. from Loyola University Maryland.
Jonathan Harrington
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Select Dimensions Dividend Growth Fund. Mr. Harrington joined Invesco in 2001. He earned a B.A. in history and philosophy from Dartmouth College and an M.B.A. from the Kellogg Graduate School of Management at Northwestern University.

Invesco V.I. Select Dimensions Funds

Management’s Discussion of Fund Performance

Performance Summary - Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, Morgan Stanley V.I. Select Dimensions Equally-Weighted S&P Portfolio was reorganized into Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund. A listing of your Fund’s managers appears later in this report.
     For the year ended December 31, 2010, Series I shares of Invesco Equally-Weighted S&P 500 Fund, excluding product issuer charges, performed in line with the S&P 500 Equal Weight Index. The Fund seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income.
     The Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	21.51%

Series II Shares	21.19

S&P 500 Equal Weight Index▼ (Broad Market/Style-Specific Index)	21.91

▼	Invesco, Bloomberg L.P.

How we invest
The Fund invests in a diversified portfolio of common stocks represented in the S&P 500 Index (the S&P 500). The S&P 500 is a well known stock market index that includes common stocks of 500 companies. The Fund generally invests in each stock included in the S&P 500 in approximately equal proportions. This approach differs from the S&P 500 because stocks in the S&P 500 are represented in proportion to their market value or market capitalization. For example, the 50 largest companies in the S&P 500 represent approximately 50 percent of the S&P 500’s value; however, these same 50 companies represent roughly 10 percent of the Fund’s value. The Fund may invest in foreign securities represented in the S&P 500, including depositary receipts. Sale of a security in this Fund is a function of Standard & Poor’s either adding or deleting a security from the S&P 500. Securities that are added or deleted are driven by the index, not a stock selection model.
     The Fund may also invest in S&P 500 future contracts. This type of investment is a derivative instrument since the price is derived from one or more underlying assets. The purpose of this investment is to provide full stock market exposure to the Fund’s nominal cash holdings.

Market conditions and your Fund
Equity markets were choppy during the year as investors weighed the competing issues of solid corporate profits and soft macroeconomic data. Corporate earnings were largely positive, but often overshadowed by concerns about high unemployment, a lack of consumer spending and soft housing data. After rising through April, major equity indexes sold off precipitously in May, as the sovereign debt crisis unfolded in the eurozone. Meanwhile, U.S. economic indicators remained weak, prompting fears of a “double-dip” recession. Uncertainty created by the debt crisis, combined with subdued employment, consumer spending and housing data added to concerns that the recovery was slowing to a sub-normal growth rate. Just as abruptly, however, the markets reversed course during the last quarter of the year and rallied on modestly better economic news: tame inflation, rising industrial production and upwardly revised third quarter gross domestic product. Retail sales – arguably the most influential data point near year end – climbed 5.5% higher this holiday season.1 U.S. equity markets ended the year with double-digit gains.
     The Fund stayed true to its process by maintaining balanced exposure to all constituents of the S&P 500. On an absolute basis, all sectors in the Fund posted positive returns for the reporting period. Sectors that contributed most to overall Fund performance were the consumer discretionary, financials, industrials and information technology sectors. In addition, the Fund’s allocation to Equally Weighted S&P 500 future contracts was a contributor to Fund performance. The telecommunication services and utilities sectors contributed the least to the Fund’s overall positive performance.
     In the consumer discretionary sector, Priceline.com was a top contributor. Priceline.com is an online travel company, which offers a range of travel services, including hotel rooms, car rentals, airline tickets, vacation packages, cruises and destination services. Internationally, the company offers customers hotel room reservations in over 90 countries and in 32 languages. In the U.S., Priceline.com offers customers the ability to purchase travel services in a price-disclosed manner or the opportunity to use its “Name Your Own Price” service, which allows customers to make offers for travel services at discounted prices.
     Also contributing to the Fund’s positive performance was information technology

Portfolio Composition
By sector

Financials	16.2%

Consumer Discretionary	15.8

Information Technology	15.0

Industrials	11.7

Health Care	9.8

Energy	8.2

Consumer Staples	8.1

Utilities	6.7

Materials	6.2

Telecommunication Services	1.8

Money Market Funds Plus
Other Assets Less Liabilities	0.5

Top 10 Equity Holdings*

1.	Anadarko Petroleum	0.3%

2.	Jabil Circuit, Inc.	0.3

3.	CONSOL Energy, Inc.	0.2

4.	Regions Financial Corp.	0.2

5.	Chesapeake Energy Corp.	0.2

6.	Huntington Bancshares Inc.	0.2

7.	SUPERVALU, Inc.	0.2

8.	Dean Foods Co.	0.2

9.	Valero Energy Corp.	0.2

10.	American International Group	0.2

Total Net Assets	$99.3 million

Total Number of Holdings*	500
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

Invesco V.I. Select Dimensions Funds

and computer services company Akamai Technologies. Akamai Technologies provides services for accelerating and improving the delivery of content and applications over the Internet, ranging from live and on-demand streaming video capabilities to conventional content on websites, to tools that help people transact business and reach out to new and existing customers. The company’s solutions are designed to help companies, government agencies and other enterprises. It offers application performance services, services and solutions for digital media and software distribution and storage, content and application delivery, online advertising-related services and other specialized Internet-based offerings.
     Detracting from Fund performance were Dean Foods and H&R Block. H&R Block’s problems involve regulatory issues regarding refund anticipation loans, a large source of earnings for the company. The Office of the Comptroller of the Currency recently ordered the company’s banking partner not to be involved in these types of loans, and the company may not be able to find another partner so close to tax season.
     Forecasting the future direction of the economy remains highly challenging. The bursting of the U.S. housing bubble and continued high unemployment seemed likely to impede future economic growth, while massive fiscal and monetary stimulus seemed likely to promote economic growth.
     During the reporting period, the Fund used futures contracts (a derivative security) in order to manage market risk and exposure. These positions produced a small gain for the fiscal year.
     During the year, we were cautiously optimistic about the prospects for equities. In a world of moderate but positive economic growth, low inflation and prolonged government liquidity support, we believe equities can achieve gains. Further, valuations remain reasonable by historic standards, especially after the pullback during the second quarter of 2010.
     We welcome new investors who joined the Fund during the year, and thank all of our shareholders for your investment in Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund.

1	Bloomberg
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Anthony Munchak
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund. He joined Invesco in 2000. Mr. Munchak earned a B.S. and M.S. in finance from Boston College and an M.B.A. from Bentley College.
Glen Murphy
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund. He joined Invesco in 1995. Mr. Murphy earned a B.B.A. from the University of Massachusetts and an M.S. in finance from Boston College.
Francis Orlando
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund. He joined Invesco in 1987. Mr. Orlando earned a B.A. in business administration from Merrimack College and an M.B.A. from Boston University.
Daniel Tsai
Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund. He joined Invesco in 2000. Mr. Tsai earned a B.S. in mechanical engineering from National Taiwan University and an M.S. in mechanical engineering from the University of Michigan. He also earned an M.S. in computer science from Wayne State University.
Anne Unflat
Portfolio manager, is manager of Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund. She joined Invesco in 1988. Ms. Unflat graduated magna cum laude from Queens College with a B.A. in economics. She earned an M.B.A. in finance from St. John’s University.

Invesco V.I. Select Dimensions Funds

Invesco V.I. Select Dimensions Balanced Fund’s investment objective is to provide capital growth with reasonable current income.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.
     All fixed income securities are subject to two types of risk: credit risk and interest rate risk. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up.
     Mortgage-backed securities are subject to prepayment risk, which includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates. The Fund may invest in mortgage pass-through securities that are issued of guaranteed by the U.S. government. It is possible that these issuers will not have the funds to meet their payment obligations in the future. To the extent the Fund invests in mortgage securities offered by nongovernmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the risks of investing in mortgage-backed securities may be enhanced.
     Because of the uncertainty of the cash flows, the market prices and yields of collateralized mortgage obligations (CMOs) are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, the Fund could sustain a loss.
     Asset-backed securities have risk characteristics similar to mortgage-backed securities, as well as risks that legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.
     Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions.
     The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.
     Investing in real estate investment trusts (REITs) makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

About indexes used in this report
The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Barclays Capital U.S. Government/Credit Index includes Treasuries and agencies that represent the government portion of the index, and includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements to represent the credit interests.
     The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Select Dimensions Funds

Invesco V.I. Select Dimensions Dividend Growth Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the Fund to the risks associated with both fixed income securities, including credit risk and interest rate risk, and common stocks.
     The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Select Dimensions Funds

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the Fund to the risks associated with both fixed income securities, including credit risk and interest rate risk, and common stocks.

About indexes used in this report
The S&P 500® Equal Weight Index is the equally weighted version of the S&P 500® Index.
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Select Dimensions Funds

Schedule of Investments(a)

December 31, 2010

Invesco V.I. Select Dimensions Balanced Fund

	Shares	Value

Common Stocks & Other Equity Interests–65.27%
Air Freight & Logistics–0.35%
FedEx Corp.	1,439	$133,841

Asset Management & Custody Banks–0.72%
State Street Corp.	5,937	275,121

Automobile Manufacturers–1.06%
Ford Motor Co.(b)	13,167	221,074

General Motors Co.(b)	5,015	184,853

		405,927

Cable & Satellite–2.11%
Comcast Corp.–Class A	20,902	459,217

Time Warner Cable, Inc.	5,256	347,054

		806,271

Communications Equipment–0.69%
Cisco Systems, Inc.(b)	12,991	262,808

Computer Hardware–1.82%
Dell Inc.(b)	22,500	304,875

Hewlett-Packard Co.	9,289	391,067

		695,942

Consumer Electronics–0.79%
Sony Corp.–ADR (Japan)	8,464	302,249

Data Processing & Outsourced Services–0.73%
Western Union Co.	14,924	277,139

Diversified Banks–1.10%
U.S. Bancorp	6,319	170,423

Wells Fargo & Co.	8,053	249,563

		419,986

Diversified Chemicals–1.24%
Dow Chemical Co. (The)	6,749	230,411

PPG Industries, Inc.	2,885	242,542

		472,953

Diversified Support Services–0.36%
Cintas Corp.	4,963	138,765

Drug Retail–0.95%
Walgreen Co.	9,357	364,549

Electric Utilities–2.66%
American Electric Power Co., Inc.	14,718	529,554

Edison International	4,192	161,811

Entergy Corp.	2,127	150,655

FirstEnergy Corp.	4,682	173,328

		1,015,348

Food Distributors–0.62%
Sysco Corp.	7,988	234,847

Health Care Distributors–0.45%
Cardinal Health, Inc.	4,534	173,698

Health Care Equipment–0.84%
Covidien PLC (Ireland)	7,007	319,940

Home Improvement Retail–0.95%
Home Depot, Inc. (The)	10,341	362,555

Household Products–1.24%
Procter & Gamble Co. (The)	7,348	472,697

Human Resource & Employment Services–0.80%
Manpower Inc.	2,765	173,531

Robert Half International, Inc.	4,363	133,508

		307,039

Hypermarkets & Super Centers–0.65%
Wal-Mart Stores, Inc.	4,630	249,696

Industrial Conglomerates–3.86%
General Electric Co.	52,934	968,163

Tyco International Ltd.	12,176	504,573

		1,472,736

Industrial Machinery–1.09%
Dover Corp.	2,214	129,409

Ingersoll-Rand PLC (Ireland)	6,080	286,307

		415,716

Insurance Brokers–2.23%
Marsh & McLennan Cos., Inc.	31,163	851,996

Integrated Oil & Gas–5.51%
ConocoPhillips	2,928	199,397

Exxon Mobil Corp.	3,781	276,467

Hess Corp.	5,712	437,196

Occidental Petroleum Corp.	6,766	663,744

Royal Dutch Shell PLC–ADR (United Kingdom)	7,888	526,761

		2,103,565

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Select Dimensions Funds

Invesco V.I. Select Dimensions Balanced Fund

	Shares	Value

Integrated Telecommunication Services–0.75%
Verizon Communications Inc.	7,986	$285,739

Internet Software & Services–2.21%
eBay Inc.(b)	19,808	551,257

Yahoo! Inc.(b)	17,630	293,187

		844,444

Investment Banking & Brokerage–1.93%
Charles Schwab Corp. (The)	21,858	373,990

LPL Investment Holdings, Inc.(b)	738	26,841

Morgan Stanley	12,400	337,404

		738,235

IT Consulting & Other Services–0.60%
Amdocs Ltd.(b)	8,391	230,501

Life & Health Insurance–0.58%
Principal Financial Group, Inc.	6,750	219,780

Managed Health Care–1.21%
UnitedHealth Group Inc.	12,810	462,569

Movies & Entertainment–3.09%
Time Warner Inc.	14,155	455,366

Viacom Inc.–Class B	18,337	726,329

		1,181,695

Office Services & Supplies–0.45%
Avery Dennison Corp.	4,021	170,249

Oil & Gas Equipment & Services–1.38%
Cameron International Corp.(b)	2,117	107,395

Schlumberger Ltd.	5,040	420,840

		528,235

Oil & Gas Exploration & Production–2.62%
Anadarko Petroleum Corp.	7,724	588,260

Devon Energy Corp.	3,509	275,491

Noble Energy, Inc.	1,596	137,384

		1,001,135

Oil & Gas Storage & Transportation–0.21%
Williams Cos., Inc. (The)	3,214	79,450

Other Diversified Financial Services–5.33%
Bank of America Corp.	37,314	497,769

Citigroup Inc.(b)	72,182	341,421

JPMorgan Chase & Co.	28,201	1,196,286

		2,035,476

Packaged Foods & Meats–1.73%
Kraft Foods Inc.–Class A	11,063	348,595

Unilever N.V.- New York Shares (Netherlands)	9,997	313,906

		662,501

Personal Products–1.02%
Avon Products, Inc.	13,399	389,375

Pharmaceuticals–3.85%
Abbott Laboratories	3,566	170,847

Bristol-Myers Squibb Co.	14,651	387,958

Merck & Co., Inc.	6,257	225,502

Pfizer Inc.	25,125	439,939

Roche Holdings AG–ADR (Switzerland)	6,684	245,604

		1,469,850

Property & Casualty Insurance–0.50%
Chubb Corp. (The)	3,170	189,059

Regional Banks–1.99%
BB&T Corp.	5,565	146,304

Fifth Third Bancorp	9,950	146,066

PNC Financial Services Group, Inc.	7,721	468,819

		761,189

Semiconductors–0.64%
Intel Corp.	11,561	243,128

Soft Drinks–0.80%
Coca-Cola Co. (The)	2,814	185,077

Coca-Cola Enterprises Inc.	4,751	118,917

		303,994

Specialty Chemicals–0.27%
LyondellBasell Industries N.V.–Class A (Netherlands)(b)	3,003	103,303

Systems Software–0.17%
Microsoft Corp.	2,272	63,434

Wireless Telecommunication Services–1.12%
Vodafone Group PLC–ADR (United Kingdom)	16,146	426,739

Total Common Stocks & Other Equity Interests (Cost $23,197,642)		24,925,464

	Principal
	Amount
U.S. Treasury Securities–17.56%
U.S. Treasury Bills–0.04%
0.17%, 04/28/11(c)(d)	$15,000	14,994

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Select Dimensions Funds

Invesco V.I. Select Dimensions Balanced Fund

	Principal
	Amount	Value

U.S. Treasury Notes–15.95%
0.88%, 02/29/12	$500,000	$502,852

1.00%, 04/30/12	400,000	403,094

1.38%, 09/15/12	1,700,000	1,724,039

1.50%, 12/31/13	500,000	507,109

2.63%, 07/31/14	100,000	104,563

2.38%, 10/31/14	1,620,000	1,676,447

2.13%, 11/30/14	550,000	563,320

2.50%, 03/31/15	275,000	284,582

3.63%, 08/15/19	265,000	276,718

3.63%, 02/15/20	46,000	47,732

		6,090,456

U.S. Treasury Bonds–1.57%
4.25%, 05/15/39	555,000	546,502

4.63%, 02/15/40	50,000	52,359

		598,861

Total U.S. Treasury Securities (Cost $6,015,660)		6,704,311

Bonds & Notes–13.13%
Aerospace & Defense–0.04%
Raytheon Co., Sr. Unsec. Notes, 1.63%, 10/15/15	15,000	14,414

Agricultural Products–0.07%
Corn Products International, Inc., Sr. Unsec. Notes, 6.63%, 04/15/37	25,000	26,148

Airlines–0.12%
Continental Airlines, Inc.–Series 2010-1, Class A, Sec. Pass Through Ctfs., 4.75%, 01/12/21	25,000	25,047

Delta Air Lines, Inc.–Series 2010-1, Class A, Sec. Pass Through Ctfs., 6.20%, 07/02/18	20,000	21,475

		46,522

Automobile Manufacturers–0.06%
Daimler Finance North America LLC, Unsec. Gtd. Unsub. Global Notes, 7.30%, 01/15/12	20,000	21,308

Automotive Retail–0.24%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	50,000	51,938

AutoZone, Inc., Sr. Unsec. Global Notes, 6.50%, 01/15/14	35,000	38,858

		90,796

Brewers–0.29%
Anheuser-Busch InBev Worldwide Inc., Sr. Unsec. Gtd. Global Notes, 2.50%, 03/26/13	15,000	15,328

3.63%, 04/15/15	35,000	36,236

Sr. Unsec. Gtd. Notes, 7.20%, 01/15/14(e)	25,000	28,637

FBG Financial Ltd. (Australia), Sr. Unsec. Gtd. Notes, 5.13%, 06/15/15(e)	30,000	32,367

		112,568

Cable & Satellite–0.50%
Comcast Corp., Sr. Unsec. Gtd. Global Notes, 5.70%, 05/15/18	45,000	49,385

Sr. Unsec. Gtd. Notes, 5.15%, 03/01/20	15,000	15,795

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 05/15/16	40,000	44,500

Time Warner Cable Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 02/14/19	15,000	19,153

Sr. Unsec. Gtd. Notes, 8.25%, 04/01/19	10,000	12,388

6.75%, 06/15/39	10,000	11,062

5.88%, 11/15/40	40,000	39,762

		192,045

Construction Materials–0.04%
Holcim U.S. Finance Sarl & Cie SCS (Switzerland),Unsec. Unsub. Gtd. Notes, 6.00%, 12/30/19(e)	15,000	15,652

Consumer Finance–0.32%
American Express Co., Sr. Unsec. Notes, 8.13%, 05/20/19	20,000	24,747

American Express Credit Corp.–Series C, Sr. Unsec. Medium-Term Global Notes, 7.30%, 08/20/13	35,000	39,509

Capital One Financial Corp., Sr. Unsec. Notes, 6.75%, 09/15/17	50,000	56,988

		121,244

Department Stores–0.27%
Macy’s Retail Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.35%, 03/15/12	100,000	103,750

Diversified Banks–1.43%
Abbey National Treasury Services PLC, Sr. Unsec. Gtd. Notes, 3.88%, 11/10/14(e)	100,000	98,864

Ally Financial, Inc., Gtd. Notes, 2.20%, 12/19/12	50,000	51,415

Bank of Nova Scotia (Canada), Sr. Unsec. Global Notes, 2.38%, 12/17/13	35,000	35,980

Barclays Bank PLC (United Kingdom), Sr. Unsec. Global Notes, 6.75%, 05/22/19	25,000	28,321

Commonwealth Bank of Australia (Australia), Sr. Unsec. Notes, 5.00%, 10/15/19(e)	35,000	36,423

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Select Dimensions Funds

Invesco V.I. Select Dimensions Balanced Fund

	Principal
	Amount	Value

Diversified Banks–(continued)

Credit Suisse AG, Sub. Global Notes, 5.40%, 01/14/20	$10,000	$10,233

Unsec. Sub. Global Notes, (Switzerland)
6.00%, 02/15/18	5,000	5,387

HSBC Finance Corp., Sr. Unsec. Global Notes, 6.75%, 05/15/11	45,000	45,984

6.38%, 10/15/11	25,000	26,116

US Bancorp, Sr. Unsec. Notes, 2.00%, 06/14/13	50,000	50,767

Wells Fargo & Co., Sr. Unsec. Notes, 5.63%, 12/11/17	105,000	116,966

Westpac Banking Corp., (Australia), Sr. Unsec. Global Notes, 2.10%, 08/02/13	40,000	40,375

		546,831

Diversified Capital Markets–0.07%
UBS AG (Switzerland), Sr. Unsec. Medium-Term Notes, 5.88%, 12/20/17	25,000	27,547

Diversified Metals & Mining–0.23%
Freeport-McMoRan Copper & Gold Inc., Sr. Unsec. Notes, 8.38%, 04/01/17	30,000	33,140

Rio Tinto Finance USA Ltd. (Australia), Sr. Unsec. Gtd. Global Notes, 9.00%, 05/01/19	30,000	40,350

Southern Copper Corp., Sr. Unsec. Global Notes, 5.38%, 04/16/20	5,000	5,090

6.75%, 04/16/40	10,000	10,524

		89,104

Drug Retail–0.11%
CVS Caremark Corp., Sec. Global Pass Through Ctfs., 6.04%, 12/10/28	40,538	41,010

Electric Utilities–0.77%
Electricite de France S.A., Sr. Unsec. Notes, 4.60%, 01/27/20(e)	25,000	26,018

Enel Finance International S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 5.13%, 10/07/19(e)	100,000	99,081

Iberdola Finance Ireland Ltd. (Ireland), Unsec. Unsub. Gtd. Notes, 3.80%, 09/11/14(e)	75,000	74,881

Ohio Power Co.–Series M, Sr. Unsec. Notes, 5.38%, 10/01/21	50,000	53,364

Progress Energy Inc., Sr. Unsec. Notes, 7.05%, 03/15/19	35,000	41,729

		295,073

Electronic Components–0.02%
Corning, Inc., Sr. Unsec. Notes, 7.25%, 08/15/36	5,000	5,678

Environmental & Facilities Services–0.10%
Waste Management, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/14	35,000	37,852

Food Retail–0.35%
Delhaize Group S.A. (Belgium), Sr. Unsec. Gtd. Bonds, 5.88%, 02/01/14	15,000	16,520

Safeway, Inc., Sr. Unsec. Global Notes, 3.95%, 08/15/20	55,000	52,218

WM Wrigley Jr. Co., Sr. Sec. Gtd. Floating Rate Notes, 1.66%, 06/28/11(e)(f)	65,000	65,101

		133,839

Health Care Equipment–0.19%
Boston Scientific Corp., Sr. Unsec. Notes, 5.45%, 06/15/14	40,000	42,450

CareFusion Corp., Sr. Unsec. Global Notes, 4.13%, 08/01/12	30,000	31,242

		73,692

Health Care Services–0.29%
Express Scripts Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 06/15/12	85,000	89,891

Medco Health Solutions Inc., Sr. Unsec. Notes, 2.75%, 09/15/15	20,000	19,889

		109,780

Home Improvement Retail–0.07%
Home Depot, Inc., Sr. Unsec. Global Notes, 5.88%, 12/16/36	25,000	26,117

Hypermarkets & Super Centers–0.04%
Wal-Mart Stores, Inc., Sr. Unsec. Global Notes, 5.25%, 09/01/35	10,000	10,114

6.50%, 08/15/37	5,000	5,912

		16,026

Industrial Conglomerates–1.46%
General Electric Capital Corp., Sr. Unsec. Medium-Term Global Notes, 5.63%, 05/01/18	35,000	38,139

Sr. Unsec. Gtd. Medium-Term Global Notes, 2.20%, 06/08/12	80,000	81,816

Sr. Unsec. Medium-Term Global Notes, 5.88%, 01/14/38	15,000	15,639

Series G, Sr. Gtd. Medium-Term Global Notes, 2.63%, 12/28/12	300,000	311,100

General Electric Co., Sr. Unsec. Global Notes, 5.25%, 12/06/17	45,000	48,448

Koninklije Philips Electronics N.V. (Netherlands), Sr. Unsec. Global Noted, 5.75%, 03/11/18	25,000	28,089

NBC Universal, Inc., Sr. Unsec. Notes, 2.10%, 04/01/14(e)	20,000	19,996

5.95%, 04/01/41(e)	15,000	15,066

		558,293

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Select Dimensions Funds

Invesco V.I. Select Dimensions Balanced Fund

	Principal
	Amount	Value

Integrated Oil & Gas–0.08%
Hess Corp., Sr. Unsec. Global Notes, 5.60%, 02/15/41	$25,000	$24,932

Shell International Finance B.V. (Finland), Sr. Unsec. Gtd. Global Notes, 3.10%, 06/28/15	5,000	5,138

		30,070

Integrated Telecommunication Services–0.55%
AT&T Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/31	1,000	1,263

AT&T, Inc., Sr. Unsec. Global Notes, 6.15%, 09/15/34	15,000	15,660

6.30%, 01/15/38	50,000	53,051

Sr. Unsec. Notes, 5.35%, 09/01/40(e)	4,000	3,759

Deutsche Telekom International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Bonds, 8.75%, 06/15/30	15,000	20,165

Telecom Italia Capital S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 7.00%, 06/04/18	35,000	37,031

7.18%, 06/18/19	20,000	21,388

Verizon Communications, Inc., Sr. Unsec. Global Notes, 6.35%, 04/01/19	25,000	28,943

8.95%, 03/01/39	20,000	28,666

		209,926

Internet Retail–0.12%
Expedia Inc., Sr. Unsec. Gtd. Global Notes, 5.95%, 08/15/20	45,000	45,305

Investment Banking & Brokerage–0.78%
Bear Stearns Cos. LLC (The), Sr. Unsec. Global Notes, 7.25%, 02/01/18	55,000	65,281

Charles Schwab Corp. (The), Sr. Unsec. Notes, 4.45%, 07/22/20	45,000	45,387

Goldman Sachs Group Inc. (The), Sr. Unsec. Global Notes, 6.15%, 04/01/18	100,000	109,971

Unsec. Sub. Global Notes, 6.75%, 10/01/37	20,000	20,642

Jefferies Group Inc., Sr. Unsec. Notes, 6.88%, 04/15/21	55,000	57,917

		299,198

Life & Health Insurance–0.39%
Aegon N.V. (Netherlands), Sr. Unsec. Global Bonds, 4.63%, 12/01/15	25,000	25,860

Aflac Inc., Sr. Unsec. Notes, 6.45%, 08/15/40	30,000	31,145

Pacific LifeCorp., Sr. Notes, 6.00%, 02/10/20(e)	40,000	42,245

Prudential Financial Inc., Series D, Sr. Unsec. Disc. Medium-Term Notes, 4.75%, 09/17/15(c)	25,000	26,624

Sr. Unsec. Medium-Term Notes, 7.38%, 06/15/19	5,000	5,879

6.63%, 12/01/37	15,000	16,525

		148,278

Managed Health Care–0.23%
Aetna Inc, Sr. Unsec. Notes, 3.95%, 09/01/20	55,000	52,826

WellPoint Inc, Sr. Unsec. Notes, 4.35%, 08/15/20	35,000	34,705

		87,531

Movies & Entertainment–0.03%
Time Warner Inc., Sr. Unsec. Gtd. Notes, 5.88%, 11/15/16	10,000	11,273

Multi-Line Insurance–0.08%
CNA Financial Corp., Sr. Unsec. Global Bonds, 5.88%, 08/15/20	30,000	29,975

Multi-Utilities–0.03%
Nisource Finance Corp., Sr. Unsec. Gtd. Bonds, 6.80%, 01/15/19	10,000	11,346

Office REIT’s–0.08%
Digital Realty Trust L.P., Sr. Unsec. Gtd. Notes, 4.50%, 07/15/15(e)	30,000	30,313

Oil & Gas Exploration & Production–0.09%
Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Notes, 5.50%, 01/21/21	35,000	35,571

Oil & Gas Storage & Transportation–0.18%
Enterprise Products Operating LLC, Sr. Unsec. Global Notes, 5.25%, 01/31/20	15,000	15,593

Series N, Sr. Unsec. Gtd. Notes, 6.50%, 01/31/19	25,000	28,413

Texas Eastern Transmission LP, Sr. Unsec. Notes, 7.00%, 07/15/32	20,000	23,485

		67,491

Other Diversified Financial Services–2.02%
Bank of America Corp., Sr. Unsec. Global Notes, 5.75%, 12/01/17	110,000	114,049

Bear Stearns Cos. LLC (The), Sr. Unsec. Global Notes, 6.40%, 10/02/17	5,000	5,718

Citigroup Funding Inc., Unsec. Gtd. Unsub. Global Notes, 2.25%, 12/10/12	360,000	370,269

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Select Dimensions Funds

Invesco V.I. Select Dimensions Balanced Fund

	Principal
	Amount	Value

Other Diversified Financial Services–(continued)

Citigroup Inc., Sr. Unsec. Global Notes, 6.13%, 11/21/17	$35,000	$38,609

6.13%, 05/15/18	25,000	27,407

8.50%, 05/22/19	40,000	49,837

5.88%, 05/29/37	25,000	24,747

ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.75%, 07/01/13(e)	30,000	30,518

JPMorgan Chase & Co., Sr. Unsec. Global Notes, 4.40%, 07/22/20	40,000	39,515

Sr. Unsec. Notes, 6.00%, 01/15/18	25,000	27,942

Merrill Lynch & Co., Inc., Sr. Unsec. Medium-Term Notes, 6.88%, 04/25/18	40,000	43,752

		772,363

Packaged Foods & Meats–0.20%
Kraft Foods Inc., Sr. Unsec. Global Notes, 5.38%, 02/10/20	15,000	16,192

7.00%, 08/11/37	30,000	35,348

Sr. Unsec. Notes, 6.88%, 01/26/39	20,000	23,360

		74,900

Property & Casualty Insurance–0.04%
Travelers Cos., Inc. (The), Sr. Unsec. Notes, 5.35%, 11/01/40	15,000	14,739

Railroads–0.16%
CSX Corp., Sr. Unsec. Global Notes, 6.15%, 05/01/37	5,000	5,327

Sr. Unsec. Notes, 5.50%, 04/15/41	50,000	49,141

Union Pacific Corp., Sr. Unsec. Notes, 6.13%, 02/15/20	5,000	5,738

		60,206

Real Estate Management & Development–0.03%
Brookfield Asset Management, Inc. (Canada), Sr. Unsec. Yankee Notes, 7.13%, 06/15/12	10,000	10,547

Regional Banks–0.14%
PNC Funding Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 02/08/20	30,000	31,481

Sr. Unsec. Gtd. Notes, 6.70%, 06/10/19	20,000	23,110

		54,591

Reinsurance–0.07%
Reinsurance Group of America, Inc., Sr. Unsec. Notes, 6.45%, 11/15/19	25,000	26,532

Restaurants–0.09%
Yum! Brands, Inc., Sr. Unsec. Global Bonds, 6.25%, 03/15/18	10,000	11,347

Sr. Unsec. Notes, 5.30%, 09/15/19	20,000	21,414

		32,761

Retail REIT’s–0.07%
WEA Finance LLC/WT Finance Australia Pty Ltd., Sr. Unsec. Gtd. Notes, 6.75%, 09/02/19(e)	25,000	27,829

Specialized Finance–0.07%
NASDAQ OMX Group Inc. (The), Sr. Unsec. Notes, 5.55%, 01/15/20	25,000	25,151

Specialized REIT’s–0.10%
Health Care REIT Inc., Sr. Unsec. Notes, 4.95%, 01/15/21	40,000	38,651

Steel–0.36%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Bonds, 3.75%, 08/05/15	50,000	50,429

9.85%, 06/01/19	36,000	45,654

Vale Overseas Ltd. (Brazil), 6.88%, 11/10/39	15,000	16,363

Sr. Unsec. Gtd. Global Notes, 5.63%, 09/15/19	25,000	26,754

		139,200

Wireless Telecommunication Services–0.06%
American Tower Corp., Sr. Unsec. Notes, 4.50%, 01/15/18	25,000	24,758

Total Bonds & Notes (Cost $5,362,107)		5,013,794

U.S. Government Sponsored Agency Securities–1.61%
Federal Home Loan Mortgage Corp. (FHLMC)–1.09%
Federal Home Loan Mortgage Corp., Sr. Unsec. Global Bonds, 6.75%, 03/15/31	100,000	128,280

Sr. Unsec. Global Notes, 3.00%, 07/28/14	120,000	126,441

5.50%, 08/23/17	140,000	162,388

		417,109

Federal National Mortgage Association (FNMA)–0.52%
Federal National Mortgage Association, Sr. Unsec. Global Notes, 4.38%, 10/15/15	180,000	197,980

Total U.S. Government Sponsored Agency Securities (Cost $582,310)		615,089

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Select Dimensions Funds

Invesco V.I. Select Dimensions Balanced Fund

	Principal
	Amount	Value

Foreign Sovereign Debts–0.41%
Sovereign Debts–0.41%
Brazilian Government (Brazil), Sr. Unsec. Global Bonds, 6.00%, 01/17/17	$100,000	$113,500

Republic of Italy (Italy), Sr. Unsec. Global Notes, 6.88%, 09/27/23	30,000	33,184

Republic of Peru (Peru), Sr. Unsec. Global Notes, 7.13%, 03/30/19	10,000	11,937

Total Foreign Sovereign Debts (Cost $145,142)		158,621

Municipal Obligations–0.09%
Texas (State of) Transportation Commission, Series 2010B, Taxable First Tier Build America RB, 5.03%, 04/01/26 (Cost $35,000)	35,000	34,623

	Shares
Money Market Funds–1.94%
Liquid Assets Portfolio–Institutional Class(g)	370,002	370,002

Premier Portfolio–Institutional Class(g)	370,002	370,002

Total Money Market Funds (Cost $740,004)		740,004

TOTAL INVESTMENTS–100.01% (Cost $36,077,865)		38,191,906

OTHER ASSETS LESS LIABILITIES–(0.01)%		(5,070)

NET ASSETS–100.00%		$38,186,836

Investment Abbreviations:

ADR	– American Depositary Receipt
Ctfs.	– Certificates
Disc.	– Discounted
Gtd.	– Guaranteed
Jr.	– Junior
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 4.
(e)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2010 was $646,751, which represented 1.69% of the Fund’s Net Assets.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2010.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Select Dimensions Funds

Schedule of Investments(a)

December 31, 2010

Invesco V.I. Select Dimensions Dividend Growth Fund

	Shares	Value

Common Stocks–94.95%
Aerospace & Defense–3.57%
General Dynamics Corp.	26,383	$1,872,138

Raytheon Co.	28,999	1,343,813

		3,215,951

Apparel Retail–0.50%
Ross Stores, Inc.	7,175	453,819

Apparel, Accessories & Luxury Goods–0.36%
VF Corp.	3,769	324,812

Asset Management & Custody Banks–3.05%
Federated Investors, Inc.–Class B	56,141	1,469,210

State Street Corp.	27,664	1,281,950

		2,751,160

Auto Parts & Equipment–1.78%
Johnson Controls, Inc.	41,860	1,599,052

Brewers–1.80%
Heineken N.V. (Netherlands)	33,033	1,619,581

Building Products–1.80%
Masco Corp.	127,904	1,619,265

Casinos & Gaming–1.47%
International Game Technology	74,704	1,321,514

Construction, Farm Machinery & Heavy Trucks–1.00%
Caterpillar Inc.	9,614	900,447

Consumer Finance–2.94%
American Express Co.	20,175	865,911

Capital One Financial Corp.	41,767	1,777,603

		2,643,514

Data Processing & Outsourced Services–2.21%
Automatic Data Processing, Inc.	43,023	1,991,104

Department Stores–0.37%
Nordstrom, Inc.	7,850	332,683

Distributors–0.80%
Genuine Parts Co.	14,074	722,559

Diversified Banks–2.00%
Societe Generale (France)	20,370	1,096,935

U.S. Bancorp	26,080	703,377

		1,800,312

Diversified Chemicals–1.70%
E. I. du Pont de Nemours and Co.	30,635	1,528,074

Drug Retail–1.42%
Walgreen Co.	32,777	1,276,992

Electric Utilities–2.96%
American Electric Power Co., Inc.	50,269	1,808,678

Entergy Corp.	12,078	855,485

		2,664,163

Electrical Components & Equipment–1.27%
Emerson Electric Co.	19,973	1,141,856

Electronic Components–0.93%
Corning Inc.	43,516	840,729

Food Distributors–1.71%
Sysco Corp.	52,288	1,537,267

General Merchandise Stores–1.52%
Target Corp.	22,702	1,365,071

Health Care Equipment–1.64%
Stryker Corp.	27,450	1,474,065

Hotels, Resorts & Cruise Lines–1.13%
Accor S.A. (France)	8,350	372,193

Marriott International Inc.–Class A	15,438	641,295

		1,013,488

Household Appliances–0.72%
Whirlpool Corp.	7,319	650,147

Household Products–4.21%
Kimberly-Clark Corp.	36,936	2,328,445

Procter & Gamble Co. (The)	22,754	1,463,765

		3,792,210

Industrial Machinery–4.39%
Eaton Corp.	5,045	512,118

Pentair, Inc.	45,796	1,672,012

Snap-on Inc.	31,313	1,771,689

		3,955,819

Insurance Brokers–0.68%
Marsh & McLennan Cos., Inc.	22,534	616,080

Integrated Oil & Gas–4.67%
Chevron Corp.	5,660	516,475

Eni S.p.A. (Italy)	53,553	1,169,345

Exxon Mobil Corp.	22,368	1,635,548

Total S.A. (France)	16,691	886,349

		4,207,717

Integrated Telecommunication Services–0.99%
AT&T Inc.	30,308	890,449

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Select Dimensions Funds

Invesco V.I. Select Dimensions Dividend Growth Fund

	Shares	Value

Investment Banking & Brokerage–1.45%
Charles Schwab Corp. (The)	76,252	$1,304,672

IT Consulting & Other Services–0.78%
International Business Machines Corp.	4,787	702,540

Life & Health Insurance–1.66%
Lincoln National Corp.	31,567	877,878

StanCorp Financial Group, Inc.	13,705	618,644

		1,496,522

Motorcycle Manufacturers–0.68%
Harley-Davidson, Inc.	17,638	611,509

Movies & Entertainment–1.42%
Time Warner Inc.	39,880	1,282,940

Multi-Utilities–1.75%
Dominion Resources, Inc.	16,956	724,360

DTE Energy Co.	18,836	853,648

		1,578,008

Office Services & Supplies–0.40%
Pitney Bowes Inc.	14,753	356,728

Oil & Gas Equipment & Services–1.56%
Baker Hughes Inc.	24,621	1,407,583

Oil & Gas Storage & Transportation–0.50%
Southern Union Co.	18,581	447,245

Other Diversified Financial Services–0.54%
JPMorgan Chase & Co.	11,421	484,479

Packaged Foods & Meats–5.35%
Campbell Soup Co.	27,781	965,390

General Mills, Inc.	46,830	1,666,680

Kraft Foods Inc.–Class A	51,809	1,632,501

Mead Johnson Nutrition Co.	8,859	551,473

		4,816,044

Paper Products–1.92%
International Paper Co.	63,470	1,728,923

Pharmaceuticals–4.43%
Bristol-Myers Squibb Co.	44,228	1,171,157

Eli Lilly and Co.	17,890	626,866

Johnson & Johnson	27,240	1,684,794

Pfizer Inc.	29,038	508,455

		3,991,272

Property & Casualty Insurance–1.27%
Travelers Cos., Inc. (The)	20,561	1,145,453

Regional Banks–5.60%
Fifth Third Bancorp	98,577	1,447,110

SunTrust Banks, Inc.	77,393	2,283,867

Zions Bancorp.	54,072	1,310,165

		5,041,142

Restaurants–1.67%
Brinker International, Inc.	72,061	1,504,634

Semiconductors–1.26%
Texas Instruments Inc.	35,004	1,137,630

Soft Drinks–1.54%
Coca-Cola Co. (The)	21,069	1,385,708

Specialized Consumer Services–0.36%
H&R Block, Inc.	27,513	327,680

Specialty Chemicals–0.88%
Lubrizol Corp. (The)	7,447	795,935

Systems Software–1.75%
Microsoft Corp.	33,956	948,052

Oracle Corp.	20,101	629,161

		1,577,213

Thrifts & Mortgage Finance–1.51%
Hudson City Bancorp, Inc.	107,020	1,363,435

Tobacco–3.08%
Altria Group, Inc.	57,949	1,426,704

Philip Morris International Inc.	22,971	1,344,493

		2,771,197

Total Common Stocks (Cost $75,977,061)		85,508,392

Money Market Funds–5.18%
Liquid Assets Portfolio–Institutional Class(b)	2,334,095	2,334,095

Premier Portfolio–Institutional Class(b)	2,334,095	2,334,095

Total Money Market Funds (Cost $4,668,190)		4,668,190

TOTAL INVESTMENTS–100.13% (Cost $80,645,251)		90,176,582

OTHER ASSETS LESS LIABILITIES–(0.13)%		(115,175)

NET ASSETS–100.00%		$90,061,407

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Select Dimensions Funds

Schedule of Investments(a)

December 31, 2010

Invesco Select Dimensions Equally-Weighted S&P 500 Fund

	Shares	Value

Common Stocks & Other Equity Interests–99.50%
Advertising–0.39%
Interpublic Group of Cos., Inc. (The)(b)	18,108	$192,307

Omnicom Group Inc.	4,213	192,955

		385,262

Aerospace & Defense–2.38%
Boeing Co. (The)	3,008	196,302

General Dynamics Corp.	2,770	196,559

Goodrich Corp.	2,254	198,510

Honeywell International Inc.	3,691	196,214

ITT Corp.	3,800	198,018

L-3 Communications Holdings, Inc.	2,777	195,751

Lockheed Martin Corp.	2,791	195,119

Northrop Grumman Corp.	3,050	197,579

Precision Castparts Corp.	1,391	193,641

Raytheon Co.	4,331	200,698

Rockwell Collins, Inc.	3,353	195,346

United Technologies Corp.	2,482	195,383

		2,359,120

Agricultural Products–0.20%
Archer-Daniels-Midland Co.	6,515	195,971

Air Freight & Logistics–0.79%
C.H. Robinson Worldwide, Inc.	2,476	198,550

Expeditors International of Washington, Inc.	3,534	192,956

FedEx Corp.	2,101	195,414

United Parcel Service, Inc.–Class B	2,677	194,297

		781,217

Airlines–0.20%
Southwest Airlines Co.	15,132	196,413

Aluminum–0.21%
Alcoa Inc.	13,439	206,826

Apparel Retail–1.19%
Abercrombie & Fitch Co.–Class A	3,425	197,383

Gap, Inc. (The)	9,187	203,400

Limited Brands, Inc.	6,263	192,462

Ross Stores, Inc.	3,107	196,518

TJX Cos., Inc. (The)	4,504	199,932

Urban Outfitters, Inc.(b)	5,381	192,694

		1,182,389

Apparel, Accessories & Luxury Goods–0.57%
Coach, Inc.	3,359	185,786

Polo Ralph Lauren Corp.	1,713	190,006

VF Corp.	2,192	188,907

		564,699

Application Software–1.18%
Adobe Systems Inc.(b)	6,796	209,181

Autodesk, Inc.(b)	5,000	191,000

Citrix Systems, Inc.(b)	2,826	193,327

Compuware Corp.(b)	16,710	195,006

Intuit Inc.(b)	3,981	196,263

Salesforce.com, Inc.(b)	1,433	189,156

		1,173,933

Asset Management & Custody Banks–2.01%
Ameriprise Financial, Inc.	3,543	203,900

Bank of New York Mellon Corp. (The)	6,657	201,041

Federated Investors, Inc.–Class B	7,366	192,768

Franklin Resources, Inc.	1,707	189,836

Invesco Ltd.(c)	8,589	206,651

Janus Capital Group Inc.	15,690	203,499

Legg Mason, Inc.	5,384	195,278

Northern Trust Corp.	3,605	199,753

State Street Corp.	4,303	199,401

T. Rowe Price Group Inc.	3,105	200,397

		1,992,524

Auto Parts & Equipment–0.19%
Johnson Controls, Inc.	5,062	193,368

Automobile Manufacturers–0.20%
Ford Motor Co.(b)	11,646	195,536

Automotive Retail–0.77%
AutoNation, Inc.(b)	7,198	202,983

AutoZone, Inc.(b)	724	197,355

CarMax, Inc.(b)	5,510	175,659

O’Reilly Automotive, Inc.(b)	3,116	188,269

		764,266

Biotechnology–1.16%
Amgen Inc.(b)	3,406	186,989

Biogen Idec Inc.(b)	2,870	192,433

Celgene Corp.(b)	3,300	195,162

Cephalon Inc.(b)	2,998	185,037

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Select Dimensions Funds

Invesco Select Dimensions Equally-Weighted S&P 500 Fund

	Shares	Value

Biotechnology–(continued)

Genzyme Corp.(b)	2,803	$199,574

Gilead Sciences, Inc.(b)	5,261	190,659

		1,149,854

Brewers–0.19%
Molson Coors Brewing Co.–Class B	3,850	193,231

Broadcasting–0.59%
CBS Corp.–Class B	10,424	198,577

Discovery Communications, Inc.–Class A(b)	4,607	192,112

Scripps Networks Interactive Inc.–Class A	3,756	194,373

		585,062

Building Products–0.19%
Masco Corp.	14,982	189,672

Cable & Satellite–0.80%
Cablevision Systems Corp.–Class A	5,717	193,463

Comcast Corp.,–Class A	9,139	200,784

DIRECTV–Class A(b)	4,983	198,971

Time Warner Cable Inc.	2,995	197,760

		790,978

Casinos & Gaming–0.40%
International Game Technology	11,537	204,089

Wynn Resorts Ltd.	1,864	193,558

		397,647

Coal & Consumable Fuels–0.64%
CONSOL Energy Inc.	4,560	222,255

Massey Energy Co.	3,825	205,211

Peabody Energy Corp.	3,231	206,719

		634,185

Commercial Printing–0.20%
R. R. Donnelley & Sons Co.	11,161	194,983

Communications Equipment–1.58%
Cisco Systems, Inc.(b)	10,034	202,988

F5 Networks, Inc.(b)	1,438	187,170

Harris Corp.	4,217	191,030

JDS Uniphase Corp.(b)	13,607	197,029

Juniper Networks, Inc.(b)	5,362	197,965

Motorola Solutions, Inc.(b)	22,035	199,858

QUALCOMM, Inc.	3,967	196,327

Tellabs, Inc.	29,118	197,420

		1,569,787

Computer & Electronics Retail–0.60%
Best Buy Co., Inc.	5,709	195,762

GameStop Corp.–Class A(b)	9,067	207,453

RadioShack Corp.	10,686	197,584

		600,799

Computer Hardware–0.59%
Apple Inc.(b)	610	196,762

Dell Inc.(b)	14,345	194,375

Hewlett-Packard Co.	4,663	196,312

		587,449

Computer Storage & Peripherals–1.19%
EMC Corp.(b)	8,544	195,658

Lexmark International, Inc.–Class A(b)	5,601	195,027

NetApp, Inc.(b)	3,641	200,109

QLogic Corp.(b)	11,415	194,283

SanDisk Corp.(b)	4,004	199,639

Western Digital Corp.(b)	5,934	201,163

		1,185,879

Construction & Engineering–0.61%
Fluor Corp.	3,068	203,286

Jacobs Engineering Group Inc.(b)	4,496	206,141

Quanta Services, Inc.(b)	10,049	200,176

		609,603

Construction Materials–0.19%
Vulcan Materials Co.	4,248	188,441

Construction, Farm Machinery & Heavy Trucks–0.80%
Caterpillar Inc.	2,112	197,810

Cummins Inc.	1,812	199,338

Deere & Co.	2,397	199,071

PACCAR Inc.	3,462	198,788

		795,007

Consumer Electronics–0.19%
Harman International Industries, Inc.(b)	4,093	189,506

Consumer Finance–0.81%
American Express Co.	4,446	190,822

Capital One Financial Corp.	4,832	205,650

Discover Financial Services	10,858	201,199

SLM Corp.(b)	16,225	204,273

		801,944

Data Processing & Outsourced Services–1.79%
Automatic Data Processing, Inc.	4,175	193,219

Computer Sciences Corp.	4,042	200,483

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Select Dimensions Funds

Invesco Select Dimensions Equally-Weighted S&P 500 Fund

	Shares	Value

Data Processing & Outsourced Services–(continued)

Fidelity National Information Services, Inc.	7,130	$195,291

Fiserv, Inc.(b)	3,243	189,910

MasterCard, Inc.–Class A	884	198,113

Paychex, Inc.	6,311	195,073

Total System Services, Inc.	12,805	196,941

Visa Inc.,–Class A	2,924	205,791

Western Union Co. (The)	10,703	198,755

		1,773,576

Department Stores–0.99%
JC Penney Co., Inc.	5,805	187,560

Kohl’s Corp.(b)	3,636	197,580

Macy’s, Inc.	7,557	191,192

Nordstrom, Inc.	4,624	195,965

Sears Holdings Corp.(b)	2,886	212,842

		985,139

Distillers & Vintners–0.39%
Brown-Forman Corp.–Class B	2,794	194,518

Constellation Brands, Inc.–Class A(b)	8,833	195,651

		390,169

Distributors–0.20%
Genuine Parts Co.	3,826	196,427

Diversified Banks–0.61%
Comeric Inc.	4,733	199,922

US Bancorp	7,467	201,385

Wells Fargo & Co.	6,530	202,365

		603,672

Diversified Chemicals–1.00%
Dow Chemical Co. (The)	5,763	196,749

E. I. du Pont de Nemours and Co.	3,923	195,679

Eastman Chemical Co.	2,437	204,903

FMC Corp.	2,453	195,970

PPG Industries, Inc.	2,385	200,507

		993,808

Diversified Metals & Mining–0.40%
Freeport-McMoRan Copper & Gold Inc.	1,720	206,555

Titanium Metals Corp.(b)	10,822	185,922

		392,477

Diversified REIT’s–0.21%
Vornado Realty Trust	2,448	203,992

Diversified Support Services–0.38%
Cintas Corp.	6,702	187,388

Iron Mountain, Inc.	7,727	193,252

		380,640

Drug Retail–0.40%
CVS Caremark Corp.	5,687	197,737

Walgreen Co.	5,206	202,826

		400,563

Education Services–0.41%
Apollo Group, Inc.–Class A(b)	5,084	200,767

DeVry, Inc.	4,250	203,915

		404,682

Electric Utilities–2.77%
Allegheny Energy, Inc.	8,266	200,368

American Electric Power Co., Inc.	5,436	195,587

Duke Energy Corp.	11,029	196,426

Edison International	5,058	195,239

Entergy Corp.	2,774	196,482

Exelon Corp.	4,763	198,331

FirstEnergy Corp.	5,393	199,649

NextEra Energy, Inc.	3,786	196,834

Northeast Utilities	6,137	195,648

Pepco Holdings, Inc.	10,686	195,020

Pinnacle West Capital Corp.	4,713	195,354

PPL Corp.	7,516	197,821

Progress Energy, Inc.	4,481	194,834

Southern Co.	5,162	197,343

		2,754,936

Electrical Components & Equipment–0.58%
Emerson Electric Co.	3,353	191,691

Rockwell Automation, Inc.	2,714	194,621

Roper Industries, Inc.	2,504	191,381

		577,693

Electronic Components–0.40%
Amphenol Corp.–Class A	3,668	193,597

Corning Inc.	10,316	199,305

		392,902

Electronic Equipment & Instruments–0.21%
FLIR Systems, Inc.(b)	6,877	204,591

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Select Dimensions Funds

Invesco Select Dimensions Equally-Weighted S&P 500 Fund

	Shares	Value

Electronic Manufacturing Services–0.42%
Jabil Circuit, Inc.	11,199	$224,988

Molex Inc.	8,658	196,710

		421,698

Environmental & Facilities Services–0.60%
Republic Services, Inc.	6,434	192,119

Stericycle, Inc.(b)	2,482	200,844

Waste Management, Inc.	5,393	198,840

		591,803

Fertilizers & Agricultural Chemicals–0.43%
CF Industries Holdings, Inc.	1,565	211,510

Monsanto Co.	3,028	210,870

		422,380

Food Distributors–0.20%
Sysco Corp.	6,677	196,304

Food Retail–0.82%
Kroger Co. (The)	9,017	201,620

Safeway Inc.	9,075	204,097

SUPERVALU Inc.	22,337	215,105

Whole Foods Market, Inc.(b)	3,848	194,670

		815,492

Footwear–0.19%
NIKE, Inc.–Class B	2,172	185,532

Gas Utilities–0.40%
Nicor Inc.	3,930	196,185

ONEOK, Inc.	3,612	200,358

		396,543

General Merchandise Stores–0.60%
Big Lots, Inc.(b)	6,621	201,676

Family Dollar Stores, Inc.	3,946	196,156

Target Corp.	3,342	200,954

		598,786

Gold–0.20%
Newmont Mining Corp.	3,293	202,289

Health Care Distributors–0.79%
AmerisourceBergen Corp.	5,896	201,172

Cardinal Health, Inc.	5,054	193,619

McKesson Corp.	2,843	200,090

Patterson Cos. Inc.	6,334	194,010

		788,891

Health Care Equipment–2.14%
Baxter International Inc.	3,815	193,115

Becton, Dickinson and Co.	2,295	193,973

Boston Scientific Corp.(b)	25,578	193,625

C.R. Bard, Inc.	2,043	187,486

CareFusion Corp.(b)	7,871	202,285

Intuitive Surgical, Inc.(b)	736	189,704

Medtronic, Inc.	5,231	194,018

St. Jude Medical, Inc.(b)	4,589	196,180

Stryker Corp.	3,587	192,622

Varian Medical Systems, Inc.(b)	2,779	192,529

Zimmer Holdings, Inc.(b)	3,589	192,658

		2,128,195

Health Care Facilities–0.20%
Tenet Healthcare Corp.(b)	29,031	194,217

Health Care Services–0.97%
DaVita, Inc.(b)	2,794	194,155

Express Scripts, Inc.(b)	3,562	192,526

Laboratory Corp. of America Holdings(b)	2,200	193,424

Medco Health Solutions, Inc.(b)	3,147	192,817

Quest Diagnostics Inc.	3,599	194,238

		967,160

Health Care Supplies–0.19%
DENTSPLY International Inc.	5,659	193,368

Health Care Technology–0.19%
Cerner Corp.(b)	2,017	191,091

Home Entertainment Software–0.20%
Electronic Arts Inc.(b)	12,298	201,441

Home Furnishings–0.19%
Leggett & Platt, Inc.	8,423	191,707

Home Improvement Retail–0.39%
Home Depot, Inc. (The)	5,574	195,424

Lowe’s Cos., Inc.	7,773	194,947

		390,371

Homebuilding–0.63%
D.R. Horton, Inc.	17,179	204,946

Lennar Corp.–Class A	11,296	211,800

Pulte Group Inc.(b)	27,716	208,424

		625,170

Homefurnishing Retail–0.20%
Bed Bath & Beyond Inc.(b)	4,100	201,515

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Select Dimensions Funds

Invesco Select Dimensions Equally-Weighted S&P 500 Fund

	Shares	Value

Hotels, Resorts & Cruise Lines–0.80%
Carnival Corp.	4,602	$212,198

Marriott International Inc.–Class A	4,697	195,113

Starwood Hotels & Resorts Worldwide, Inc.	3,274	198,994

Wyndham Worldwide Corp.	6,398	191,684

		797,989

Household Appliances–0.40%
Stanley Black & Decker Inc.	3,087	206,428

Whirlpool Corp.	2,171	192,850

		399,278

Household Products–0.79%
Clorox Co. (The)	3,128	197,940

Colgate-Palmolive Co.	2,415	194,093

Kimberly-Clark Corp.	3,118	196,559

Procter & Gamble Co. (The)	3,018	194,148

		782,740

Housewares & Specialties–0.39%
Fortune Brands, Inc.	3,182	191,715

Newell Rubbermaid Inc.	10,870	197,617

		389,332

Human Resource & Employment Services–0.39%
Monster Worldwide, Inc.(b)	7,935	187,504

Robert Half International, Inc.	6,431	196,789

		384,293

Hypermarkets & Super Centers–0.39%
Costco Wholesale Corp.	2,723	196,628

Wal-Mart Stores Inc.	3,595	193,878

		390,506

Independent Power Producers & Energy Traders–0.63%
AES Corp. (The)(b)	17,104	208,327

Constellation Energy Group Inc.	6,805	208,437

NRG Energy, Inc.(b)	10,480	204,779

		621,543

Industrial Conglomerates–0.80%
3M Co.	2,265	195,469

General Electric Co.	11,054	202,178

Textron Inc.	8,401	198,600

Tyco International Ltd.	4,686	194,188

		790,435

Industrial Gases–0.60%
Air Products & Chemicals, Inc.	2,189	199,090

Airgas, Inc.	3,103	193,813

Praxair, Inc.	2,091	199,628

		592,531

Industrial Machinery–1.79%
Danaher Corp.	4,160	196,227

Dover Corp.	3,410	199,315

Eaton Corp.	1,955	198,452

Flowserve Corp.	1,684	200,766

Illinois Tool Works Inc.	3,761	200,837

Ingersoll-Rand PLC (Ireland)	4,163	196,036

Pall Corp.	3,912	193,957

Parker Hannifin Corp.	2,306	199,008

Snap-on Inc.	3,419	193,447

		1,778,045

Industrial REIT’s–0.20%
ProLogis	14,006	202,247

Insurance Brokers–0.40%
Aon Corp.	4,338	199,591

Marsh & McLennan Cos., Inc.	7,259	198,461

		398,052

Integrated Oil & Gas–1.42%
Chevron Corp.	2,214	202,028

ConocoPhillips	3,006	204,709

Exxon Mobil Corp.	2,710	198,155

Hess Corp.	2,593	198,468

Marathon Oil Corp.	5,583	206,738

Murphy Oil Corp.	2,712	202,180

Occidental Petroleum Corp.	2,054	201,497

		1,413,775

Integrated Telecommunication Services–1.21%
AT&T Inc.	6,698	196,787

CenturyLink, Inc.	4,335	200,147

Frontier Communications Corp.	21,154	205,828

Qwest Communications International Inc.	26,406	200,950

Verizon Communications Inc.	5,648	202,085

Windstream Corp.	13,989	195,007

		1,200,804

Internet Retail–0.77%
Amazon.com, Inc.(b)	1,101	198,180

Expedia, Inc.	7,292	182,956

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Select Dimensions Funds

Invesco Select Dimensions Equally-Weighted S&P 500 Fund

	Shares	Value

Internet Retail–(continued)

Netflix Inc.(b)	1,086	$190,810

Priceline.com Inc.(b)	488	194,981

		766,927

Internet Software & Services–0.95%
Akamai Technologies, Inc.(b)	3,845	180,907

eBay Inc.(b)	6,570	182,843

Google Inc.,–Class A(b)	331	196,604

VeriSign, Inc.	5,707	186,448

Yahoo! Inc.(b)	11,990	199,394

		946,196

Investment Banking & Brokerage–0.81%
Charles Schwab Corp. (The)	11,639	199,143

E*TRADE Financial Corp.(b)	12,689	203,024

Goldman Sachs Group, Inc. (The)	1,192	200,447

Morgan Stanley	7,456	202,878

		805,492

IT Consulting & Other Services–0.78%
Cognizant Technology Solutions Corp.,–Class A(b)	2,709	198,543

International Business Machines Corp.	1,349	197,979

SAIC, Inc.(b)	12,463	197,663

Teradata Corp.(b)	4,498	185,138

		779,323

Leisure Products–0.38%
Hasbro, Inc.	3,957	186,691

Mattel, Inc.	7,624	193,879

		380,570

Life & Health Insurance–1.39%
Aflac, Inc.	3,521	198,690

Lincoln National Corp.	6,882	191,388

MetLife, Inc.	4,454	197,936

Principal Financial Group, Inc.	6,127	199,495

Prudential Financial, Inc.	3,367	197,677

Torchmark Corp.	3,229	192,901

Unum Group	8,211	198,870

		1,376,957

Life Sciences Tools & Services–0.98%
Agilent Technologies, Inc.(b)	4,826	199,941

Life Technologies Corp.(b)	3,526	195,693

PerkinElmer, Inc.	7,513	193,986

Thermo Fisher Scientific, Inc.(b)	3,507	194,148

Waters Corp.(b)	2,440	189,612

		973,380

Managed Health Care–1.19%
Aetna Inc.	6,442	196,545

CIGNA Corp.	5,331	195,435

Coventry Health Care, Inc.(b)	7,344	193,882

Humana Inc.(b)	3,549	194,272

UnitedHealth Group Inc.	5,582	201,566

WellPoint Inc.(b)	3,497	198,839

		1,180,539

Metal & Glass Containers–0.40%
Ball Corp.	2,855	194,283

Owens-Illinois, Inc.(b)	6,528	200,409

		394,692

Motorcycle Manufacturers–0.20%
Harley-Davidson, Inc.	5,671	196,614

Movies & Entertainment–0.80%
News Corp.–Class A	13,522	196,880

Time Warner Inc.	6,209	199,744

Viacom Inc.–Class B	5,067	200,704

Walt Disney Co. (The)	5,281	198,090

		795,418

Multi-Line Insurance–1.02%
American International Group, Inc.(b)	3,722	214,462

Assurant, Inc.	5,259	202,577

Genworth Financial Inc.–Class A(b)	15,238	200,227

Hartford Financial Services Group, Inc. (The)	7,476	198,039

Loews Corp.	5,062	196,962

		1,012,267

Multi-Sector Holdings–0.20%
Leucadia National Corp.	6,850	199,883

Multi-Utilities–2.95%
Ameren Corp.	6,889	194,201

CenterPoint Energy, Inc.	12,329	193,812

CMS Energy Corp.	10,249	190,631

Consolidated Edison, Inc.	3,965	196,545

Dominion Resources, Inc.	4,596	196,341

DTE Energy Co.	4,312	195,420

Integrys Energy Group, Inc.	3,973	192,730

NiSource Inc.	11,435	201,485

PG&E Corp.	4,068	194,613

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Select Dimensions Funds

Invesco Select Dimensions Equally-Weighted S&P 500 Fund

	Shares	Value

Multi-Utilities–(continued)

Public Service Enterprise Group Inc.	6,183	$196,681

SCANA Corp.	4,800	194,880

Sempra Energy	3,728	195,645

TECO Energy, Inc.	11,187	199,129

Wisconsin Energy Corp.	3,308	194,709

Xcel Energy, Inc.	8,245	194,170

		2,930,992

Office Electronics–0.19%
Xerox Corp.	16,653	191,843

Office REIT’s–0.20%
Boston Properties, Inc.	2,353	202,593

Office Services & Supplies–0.39%
Avery Dennison Corp.	4,625	195,823

Pitney Bowes Inc.	7,973	192,787

		388,610

Oil & Gas Drilling–0.81%
Diamond Offshore Drilling, Inc.	3,056	204,355

Helmerich & Payne, Inc.	4,014	194,599

Nabors Industries Ltd. (Bermuda)(b)	8,959	210,178

Rowan Cos., Inc.(b)	5,689	198,603

		807,735

Oil & Gas Equipment & Services–1.22%
Baker Hughes Inc.	3,477	198,780

Cameron International Corp.(b)	3,949	200,333

FMC Technologies, Inc.(b)	2,263	201,203

Halliburton Co.	4,905	200,271

National Oilwell Varco Inc.	3,076	206,861

Schlumberger Ltd.	2,405	200,818

		1,208,266

Oil & Gas Exploration & Production–2.87%
Anadarko Petroleum Corp.	2,964	225,738

Apache Corp.	1,679	200,187

Cabot Oil & Gas Corp.	5,341	202,157

Chesapeake Energy Corp.	8,398	217,592

Denbury Resources Inc.(b)	10,441	199,319

Devon Energy Corp.	2,676	210,093

EOG Resources, Inc.	2,134	195,069

EQT Corp.	4,442	199,179

Newfield Exploration Co.(b)	2,754	198,591

Noble Energy, Inc.	2,300	197,984

Pioneer Natural Resources Co.	2,299	199,599

QEP Resources Inc.	5,330	193,532

Range Resources Corp.	4,581	206,054

Southwestern Energy Co.(b)	5,470	204,742

		2,849,836

Oil & Gas Refining & Marketing–0.63%
Sunoco, Inc.	5,051	203,606

Tesoro Corp.(b)	11,219	208,000

Valero Energy Corp.	9,282	214,600

		626,206

Oil & Gas Storage & Transportation–0.61%
El Paso Corp.	14,823	203,964

Spectra Energy Corp.	8,047	201,095

Williams Cos., Inc. (The)	8,187	202,383

		607,442

Other Diversified Financial Services–0.62%
Bank of America Corp.	15,566	207,650

Citigroup Inc.(b)	41,633	196,924

JPMorgan Chase & Co.	4,932	209,216

		613,790

Packaged Foods & Meats–2.75%
Campbell Soup Co.	5,528	192,098

ConAgra Foods, Inc.	8,700	196,446

Dean Foods Co.(b)	24,277	214,609

General Mills, Inc.	5,378	191,403

H.J. Heinz Co.	3,854	190,619

Hershey Co. (The)	4,051	191,005

Hormel Foods Corp.	3,794	194,480

J. M. Smucker Co. (The)	2,970	194,981

Kellogg Co.	3,818	195,023

Kraft Foods Inc.–Class A	6,127	193,062

McCormick & Co., Inc.	4,101	190,820

Mead Johnson Nutrition Co.	3,129	194,780

Sara Lee Corp.	11,336	198,493

Tyson Foods, Inc.–Class A	11,388	196,101

		2,733,920

Paper Packaging–0.39%
Bemis Co., Inc.	5,911	193,053

Sealed Air Corp.	7,822	199,070

		392,123

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Select Dimensions Funds

Invesco Select Dimensions Equally-Weighted S&P 500 Fund

	Shares	Value

Paper Products–0.41%
International Paper Co.	7,542	$205,444

MeadWestvaco Corp.	7,770	203,263

		408,707

Personal Products–0.40%
Avon Products, Inc.	6,784	197,143

Estee Lauder Cos. Inc. (The)–Class A	2,466	199,006

		396,149

Pharmaceuticals–2.15%
Abbott Laboratories	4,042	193,652

Allergan, Inc.	2,763	189,735

Bristol-Myers Squibb Co.	7,385	195,555

Eli Lilly and Co.	5,588	195,804

Forest Laboratories, Inc.(b)	5,981	191,272

Hospira, Inc.(b)	3,405	189,624

Johnson & Johnson	3,128	193,467

Merck & Co., Inc.	5,363	193,283

Mylan Inc.(b)	9,143	193,192

Pfizer Inc.	11,489	201,172

Watson Pharmaceuticals, Inc.(b)	3,790	195,753

		2,132,509

Property & Casualty Insurance–1.59%
ACE Ltd. (Switzerland)	3,204	199,449

Allstate Corp. (The)	6,249	199,218

Berkshire Hathaway Inc.–Class B(b)	2,446	195,949

Chubb Corp. (The)	3,304	197,051

Cincinnati Financial Corp.	6,150	194,893

Progressive Corp. (The)	9,972	198,144

Travelers Cos., Inc. (The)	3,545	197,492

XL Group PLC (Ireland)	9,017	196,751

		1,578,947

Publishing–0.79%
Gannett Co., Inc.	12,640	190,738

McGraw-Hill Cos., Inc. (The)	5,390	196,250

Meredith Corp.	5,517	191,164

Washington Post Co. (The)–Class B	462	203,049

		781,201

Railroads–0.60%
CSX Corp.	3,065	198,030

Norfolk Southern Corp.	3,121	196,061

Union Pacific Corp.	2,145	198,756

		592,847

Real Estate Services–0.20%
CB Richard Ellis Group, Inc.–Class A(b)	9,514	194,847

Regional Banks–2.30%
BB&T Corp.	7,444	195,703

Fifth Third Bancorp	13,906	204,140

First Horizon National Corp.(b)	17,984	211,857

Huntington Bancshares Inc.	31,408	215,773

KeyCorp	23,238	205,656

M&T Bank Corp.	2,364	205,786

Marshall & Ilsley Corp.	28,565	197,670

PNC Financial Services Group, Inc.	3,344	203,048

Regions Financial Corp.	31,357	219,499

SunTrust Banks, Inc.	7,235	213,505

Zions Bancorp.	8,786	212,885

		2,285,522

Research & Consulting Services–0.39%
Dun & Bradstreet Corp. (The)	2,393	196,442

Equifax Inc.	5,457	194,269

		390,711

Residential REIT’s–0.62%
Apartment Investment & Management Co.–Class A	7,980	206,203

AvalonBay Communities, Inc.	1,795	202,027

Equity Residential	3,925	203,904

		612,134

Restaurants–0.77%
Darden Restaurants, Inc.	3,921	182,091

McDonald’s Corp.	2,546	195,431

Starbucks Corp.	5,972	191,880

Yum! Brands, Inc.	3,908	191,688

		761,090

Retail REIT’s–0.42%
Kimco Realty Corp.	11,570	208,723

Simon Property Group, Inc.	2,049	203,855

		412,578

Semiconductor Equipment–0.99%
Applied Materials, Inc.	14,376	201,983

KLA-Tencor Corp.	4,912	189,800

MEMC Electronic Materials, Inc.(b)	17,660	198,852

Novellus Systems, Inc.(b)	5,958	192,562

Teradyne, Inc.(b)	14,107	198,062

		981,259

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Select Dimensions Funds

Invesco Select Dimensions Equally-Weighted S&P 500 Fund

	Shares	Value

Semiconductors–2.76%
Advanced Micro Devices, Inc.(b)	24,157	$197,604

Altera Corp.	5,344	190,140

Analog Devices, Inc.	5,219	196,600

Broadcom Corp.,–Class A	4,465	194,451

First Solar, Inc.(b)	1,468	191,045

Intel Corp.	9,117	191,730

Linear Technology Corp.	5,603	193,808

LSI Corp.(b)	32,612	195,346

Microchip Technology Inc.	5,737	196,263

Micron Technology, Inc.(b)	23,834	191,149

National Semiconductor Corp.	14,178	195,089

NVIDIA Corp.(b)	13,616	209,686

Texas Instruments Inc.	6,014	195,455

Xilinx, Inc.	6,935	200,976

		2,739,342

Soft Drinks–0.77%
Coca-Cola Co. (The)	2,977	195,797

Coca-Cola Enterprises Inc.	7,748	193,932

Dr Pepper Snapple Group, Inc.	5,153	181,180

PepsiCo, Inc.	2,965	193,704

		764,613

Specialized Consumer Services–0.18%
H&R Block, Inc.	15,062	179,388

Specialized Finance–0.99%
CME Group Inc.	612	196,911

IntercontinentalExchange Inc.(b)	1,640	195,406

Moody’s Corp.	7,425	197,060

NASDAQ OMX Group, Inc. (The)(b)	8,326	197,409

NYSE Euronext	6,554	196,489

		983,275

Specialized REIT’s–1.45%
HCP, Inc.	5,632	207,201

Health Care REIT, Inc.	4,337	206,615

Host Hotels & Resorts Inc.	11,342	202,681

Plum Creek Timber Co., Inc.	5,497	205,863

Public Storage	1,992	202,028

Ventas, Inc.	3,941	206,824

Weyerhaeuser Co.	10,774	203,952

		1,435,164

Specialty Chemicals–0.80%
Ecolab Inc.	3,907	196,991

International Flavors & Fragrances Inc.	3,550	197,344

Sherwin-Williams Co. (The)	2,396	200,665

Sigma-Aldrich Corp.	2,930	195,021

		790,021

Specialty Stores–0.39%
Staples, Inc.	8,685	197,757

Tiffany & Co.	3,002	186,935

		384,692

Steel–0.98%
AK Steel Holding Corp.	12,019	196,751

Allegheny Technologies, Inc.	3,395	187,336

Cliffs Natural Resources Inc.	2,570	200,485

Nucor Corp.	4,384	192,107

United States Steel Corp.	3,321	194,013

		970,692

Systems Software–1.55%
BMC Software, Inc.(b)	4,054	191,106

CA, Inc.	7,861	192,123

McAfee Inc.(b)	4,219	195,382

Microsoft Corp.(b)	7,040	196,557

Novell, Inc.(b)	32,612	193,063

Oracle Corp.	6,226	194,874

Red Hat, Inc.(b)	4,091	186,754

Symantec Corp.(b)	11,598	194,150

		1,544,009

Thrifts & Mortgage Finance–0.40%
Hudson City Bancorp, Inc.	15,640	199,253

People’s United Financial Inc.	14,376	201,408

		400,661

Tires & Rubber–0.20%
Goodyear Tire & Rubber Co. (The)(b)	16,810	199,198

Tobacco–0.78%
Altria Group, Inc.	7,829	192,750

Lorillard, Inc.	2,374	194,810

Philip Morris International Inc.	3,277	191,803

Reynolds American Inc.	6,043	197,123

		776,486

Trading Companies & Distributors–0.40%
Fastenal Co.	3,272	196,025

W.W. Grainger, Inc.	1,436	198,326

		394,351

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Select Dimensions Funds

Invesco Select Dimensions Equally-Weighted S&P 500 Fund

	Shares	Value

Trucking–0.20%
Ryder System, Inc.	3,864	$203,401

Wireless Telecommunication Services–0.61%
American Tower Corp.,–Class A(b)	3,944	203,668

MetroPCS Communications, Inc.(b)	16,198	204,581

Sprint Nextel Corp.(b)	47,037	198,966

		607,215

Total Common Stocks & Other Equity Interests (Cost $51,398,648)		98,818,964

Money Market Funds–0.68%
Liquid Assets Portfolio–Institutional Class(d)	338,979	338,979

Premier Portfolio–Institutional Class(d)	338,979	338,979

Total Money Market Funds (Cost $677,958)		677,958

TOTAL INVESTMENTS–100.18% (Cost $52,076,606)		99,496,922

OTHER ASSETS LESS LIABILITIES–(0.18)%		(181,337)

NET ASSETS–100.00%		$99,315,585

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 5.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Select Dimensions Funds

Statement of Assets and Liabilities

December 31, 2010

		Invesco V.I.	Invesco V.I.
	Invesco V.I.	Select Dimensions	Select Dimensions
	Select Dimensions	Dividend	Equally-Weighted
	Balanced Fund	Growth Fund	S&P 500 Fund

Assets:
Investments, at value	$37,451,902	$85,508,392	$98,612,313

Investments in affiliates	740,004	4,668,190	884,609

Total investments	38,191,906	90,176,582	99,496,922

Receivables for:
Investments sold	—	88,764	—

Variation margin	1,016	—	—

Dividends and Interest	129,305	148,870	106,441

Other assets	772	1,218	—

Total assets	38,322,999	90,415,434	99,603,363

Liabilities:
Payable for:
Investments purchased	—	154,945	—

Fund shares reacquired	2,058	23,012	63,693

Variation margin	—	—	940

Accrued fees to affiliates	93,667	144,396	171,657

Accrued operating expenses	40,438	31,269	51,056

Trustee deferred compensation and retirement plans	—	405	432

Total liabilities	136,163	354,027	287,778

Net assets applicable to shares outstanding	$38,186,836	$90,061,407	$99,315,585

Net assets consist of:
Shares of beneficial interest	$36,444,308	$126,227,516	$53,383,959

Undistributed net investment income	576,340	1,354,272	1,403,702

Undistributed net realized gain (loss)	(950,341)	(47,050,765)	(2,907,642)

Unrealized appreciation	2,116,529	9,530,384	47,435,566

	$38,186,836	$90,061,407	$99,315,585

Net Assets:
Series I	$23,699,254	$69,355,252	$43,669,269

Series II	$14,487,582	$20,706,155	$55,646,316

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	1,714,710	4,448,003	2,325,292

Series II	1,053,495	1,331,765	3,003,064

Series I:
Net asset value per share	$13.82	$15.59	$18.78

Series II:
Net asset value per share	$13.75	$15.55	$18.53

Cost of Investments	$35,337,861	$75,977,061	$51,211,852

Cost of Investments in affiliates	$740,004	$4,668,190	$864,754

Total Investments, at cost	$36,077,865	$80,645,251	$52,076,606

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Select Dimensions Funds

Statement of Operations

For the year ended December 31, 2010

		Invesco V.I.	Invesco V.I.
	Invesco V.I.	Select Dimensions	Select Dimensions
	Select Dimensions	Dividend	Equally-Weighted
	Balanced Fund	Growth Fund	S&P 500 Fund

Investment income:
Dividends†	$545,895	$2,073,926	$1,875,072

Dividends from affiliates	684	4,650	4,798

Interest	395,506	—	—

Total investment income	942,085	2,078,576	1,879,870

† Net of foreign withholding taxes	13,985	7,926	156

Expenses:
Advisory fees	206,627	500,961	116,921

Administrative services fees	99,143	190,550	201,733

Custodian fees	9,885	5,557	11,275

Distribution fees — Series II	38,311	53,857	137,699

Transfer agent fees	1,315	1,357	1,347

Trustees’ and officers’ fees and benefits	10,307	14,105	9,436

Professional services fees	48,615	36,959	32,041

Other	24,449	9,149	13,250

Total expenses	438,652	812,495	523,702

Less: Fees waived	(71,481)	(97,025)	(52,573)

Net expenses	367,171	715,470	471,129

Net investment income	574,914	1,363,106	1,408,741

Realized and unrealized gain (loss) from:
Net realized gain (losses) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $438, $(2,924,687) and $0, respectively)	2,231,441	1,750,137	8,669,505

Foreign currencies	—	(8,357)	—

Futures contracts	(18,430)	—	76,343

Option contracts written	—	18,761	—

	2,213,011	1,760,541	8,745,848

Change in net unrealized appreciation (depreciation) of:
Investment securities	1,037,730	5,912,303	8,587,621

Foreign currencies	—	(947)	—

Futures contracts	(19,310)	—	25,614

Option contracts written	—	(3,124)	—

Swap agreements	(38)	—	—

	1,018,382	5,908,232	8,613,235

Net realized and unrealized gain	3,231,393	7,668,773	17,359,083

Net increase in net assets resulting from operations	$3,806,307	$9,031,879	$18,767,824

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Select Dimensions Funds

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

			Invesco V.I.		Invesco V.I.
	Invesco V.I.		Select Dimensions		Select Dimensions
	Select Dimensions		Dividend		Equally-Weighted
	Balanced Fund		Growth Fund		S&P 500 Fund
	2010	2009	2010	2009	2010	2009

Operations:
Net investment income	$574,914	$730,484	$1,363,106	$1,545,831	$1,408,741	$1,385,144

Net realized gain (loss)	2,213,011	(194,630)	1,760,541	(8,551,653)	8,745,848	(7,590,340)

Change in net unrealized appreciation	1,018,382	6,485,933	5,908,232	26,820,219	8,613,235	39,237,550

Net increase in net assets resulting from operations	3,806,307	7,021,787	9,031,879	19,814,397	18,767,824	33,032,354

Distributions to shareholders from net investment income:
Series I	(509,670)	(750,282)	(1,223,469)	(1,414,595)	(629,718)	(960,460)

Series II	(286,007)	(437,618)	(321,048)	(386,002)	(710,006)	(1,118,274)

Total distributions from net investment income	(795,677)	(1,187,900)	(1,544,517)	(1,800,597)	(1,339,724)	(2,078,734)

Distributions to shareholders from net realized gains:
Series I	—	—	—	—	—	(1,537,281)

Series II	—	—	—	—	—	(2,093,569)

Total distributions from net realized gains	—	—	—	—	—	(3,630,850)

Share transactions–net:
Series I	(4,132,965)	(2,832,832)	(12,366,018)	(15,204,477)	(7,540,299)	(5,014,093)

Series II	(2,861,029)	(3,103,936)	(4,382,589)	(5,269,866)	(11,702,914)	(4,439,590)

Net increase (decrease) in net assets resulting from share transactions	(6,993,994)	(5,936,768)	(16,748,607)	(20,474,343)	(19,243,213)	(9,453,683)

Net increase (decrease) in net assets	(3,983,364)	(102,881)	(9,261,245)	(2,460,543)	(1,815,113)	17,869,087

Net assets:
Beginning of year	42,170,200	42,273,081	99,322,652	101,783,195	101,130,698	83,261,611

End of year*	$38,186,836	$42,170,200	$90,061,407	$99,322,652	$99,315,585	$101,130,698

* Includes accumulated undistributed net investment income	$576,340	$783,495	$1,354,272	$1,544,040	$1,403,702	$1,361,039

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Funds covered in this report are Invesco V.I. Select Dimensions Balanced Fund, Invesco V.I. Select Dimensions Dividend Growth Fund and Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund (each “Fund” or collectively, the “Funds”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Funds. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  Prior to June 1, 2010, V.I. Select Dimensions Balanced Fund, V.I. Select Dimensions Dividend Growth Fund and V.I. Select Dimensions Equally Weighted S&P 500 Fund operated as Morgan Stanley Select Dimensions Balanced Fund, Morgan Stanley Select Dimensions Dividend Growth Fund and Morgan Stanley Select Dimensions Equally-Weighted S&P 500 Fund, respectively (each “Acquired Fund”) as a separate portfolio of Morgan Stanley Select Dimensions Investment Series. Each Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to V.I. Select Dimensions Balanced Fund, V.I. Select Dimensions Dividend Growth Fund, and V.I. Select Dimensions Equally Weighted S&P 500 Fund, respectively (the “Reorganization”).

Invesco V.I. Select Dimensions Funds

  Upon closing of the Reorganization, holders of the Acquired Fund’s Class X and Y shares received Series I and II shares, respectively, of each corresponding Fund. Information for the Acquired Fund’s — Class X and Y shares prior to the Reorganization is included with Series I and II shares, respectively of each Fund throughout this report.
  The investment objective’s: to provide capital growth with reasonable current income for Invesco V.I. Select Dimensions Balanced Fund; to provide reasonable current income and long-term growth of income and capital for Invesco V.I. Select Dimensions Dividend Growth Fund; and to achieve a high level of total return on its assets through a combination of capital appreciation and current income for Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund.
  Each Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Funds may periodically participate in litigation related to Fund investments. As such, each Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Invesco V.I. Select Dimensions Funds

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
Each Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Funds file tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Funds are subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Funds and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, each Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Funds enter into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Funds may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Foreign Currency Contracts — The Funds may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Funds may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Futures Contracts — The Funds may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or

Invesco V.I. Select Dimensions Funds

delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Funds currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Call Options Written — The Funds may write call options, including options on futures. A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
An option on a futures contract gives the holder the right to receive a cash “exercise settlement amount” equal to the difference between the exercise price of the option and the value of the underlying futures contract on the exercise date. The value of a futures contract fluctuates with changes in the market values of the securities underlying the futures contract. In writing covered futures contract options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of underlying portfolio securities. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Collateral — To the extent each Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is such Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, each Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Invesco V.I. Select Dimensions Balanced Fund

Average Net Assets	Rate

First $500 million	0.52%

Over $500 million	0.495%

Invesco V.I. Select Dimensions Dividend Growth Fund

Average Net Assets	Rate

First $250 million	0.545%

Next $750 million	0.42%

Next $1 billion	0.395%

Over $2 billion	0.37%

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

Average Net Assets	Rate

First $2 billion	0.12%

Over $2 billion	0.10%

Invesco V.I. Select Dimensions Funds

  Prior to the Reorganization, the Acquired Fund paid an advisory fee to Morgan Stanley Investment Advisors Inc. (“MSIA”) based on the annual rates above of the Acquired Fund’s average daily net assets as shown in the table below:

Invesco V.I. Select Dimensions Balanced Fund	$90,265

Invesco V.I. Select Dimensions Dividend Growth Fund	219,791

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund	50,210

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Series I and Series II shares of each Fund as shown in the following table:

	Series I	Series II

Invesco V.I. Select Dimensions Balanced Fund	0.82%	1.07%

Invesco V.I. Select Dimensions Dividend Growth Fund	0.72%	0.97%

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund	0.37%	0.62%

  In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by each Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by such Fund of uninvested cash in such affiliated money market funds. Prior to the Reorganization, investment advisory fees paid by each Acquired Fund were reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class shares.
  For the year ended December 31, 2010, the Adviser waived advisory fees and /or reimbursed Fund expenses in the following amounts:

	Paid to Adviser	Paid to MSIA

Invesco V.I. Select Dimensions Balanced Fund	$70,756	$725

Invesco V.I. Select Dimensions Dividend Growth Fund	96,622	403

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund	52,293	280

  The Trust has entered into a master administrative services agreement with Invesco pursuant to which each Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to such Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, each Fund for the year ended December 31, 2010, paid Invesco for accounting and fund administrative services and reimbursed for services provided by insurance companies as shown in the following table:

			Paid to insurance
	Paid to Invesco	MSSCI	companies

Invesco V.I. Select Dimensions Balanced Fund	$29,315	$13,887	$55,941

Invesco V.I. Select Dimensions Dividend Growth Fund	29,315	32,266	128,969

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund	29,315	33,473	138,945

  Prior to the reorganization, each Acquired Fund paid an administration fee to the Morgan Stanley Services Company, Inc. (“MSSCI”).
  Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which each Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to such Fund and reimburse IIS for certain expenses incurred by IIS in the course of

Invesco V.I. Select Dimensions Funds

providing such services. Prior to the Reorganization, each Acquired Fund paid Morgan Stanley Trust, which served as each Acquired Fund’s transfer agent as shown in the following table:

Invesco V.I. Select Dimensions Balanced Fund	$—

Invesco V.I. Select Dimensions Dividend Growth Fund	501

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund	212

  For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to such Fund’s Series II shares (the “Plan”). Each Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of such Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of such Fund. Prior to the Reorganization, each Acquired Fund paid Morgan Stanley Distributors Inc. based on the annual rate of 0.25% of such Acquired Fund’s average daily net assets of Class Y shares as shown in the following table:

Invesco V.I. Select Dimensions Balanced Fund	$16,714

Invesco V.I. Select Dimensions Dividend Growth Fund	23,339

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund	71,465

  For the year ended December 31, 2010, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

Invesco V.I. Select Dimensions Balanced Fund

	Level 1	Level 2	Level 3	Total

Equity Securities	$25,419,864	$245,604	$—	$25,665,468

U.S. Treasury Securities	—	6,704,311	—	6,704,311

Corporate Debt Securities	—	5,013,794	—	5,013,794

U.S. Government Sponsored Securities	—	615,089	—	615,089

Foreign Government Debt Securities	—	158,621	—	158,621

Municipal Obligations	—	34,623	—	34,623

	$25,419,864	$12,772,042	$—	$38,191,906

Futures*	2,488	—	—	2,488

Total Investments	$25,422,352	$12,772,042	$—	$38,194,394

*	Unrealized appreciation.

Invesco V.I. Select Dimensions Funds

Invesco V.I. Select Dimensions Dividend Growth Fund

	Level 1	Level 2	Level 3	Total

Equity Securities	$87,821,105	$2,355,477	$—	$90,176,582

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

	Level 1	Level 2	Level 3	Total

Equity Securities	$99,496,922	$—	$—	$99,496,922

Futures*	15,251	—	—	15,251

Total Investments	$99,512,173	$—	$—	$99,512,173

*	Unrealized appreciation.

NOTE 4—Derivative Investments

The Funds have implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The tables below summarize the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2010:

Invesco V.I. Select Dimensions Balanced Fund

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$17,630	$(15,142)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$16,714	$(1,463)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the year ended December 31, 2010

The tables below summarize the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Invesco V.I. Select Dimensions Balanced Fund

	Location of Gain (Loss) on
	Statement of Operations
	Futures*	Swap Agreements*

Realized Gain (Loss)
Interest rate risk	$(18,430)	$—

Change in Unrealized Appreciation (Depreciation)
Credit risk	$—	$(38)

Interest rate risk	(19,310)	—

Total	$(37,740)	$(38)

*	The average value of futures and swap agreements outstanding during the period was $2,331,571 and $6,667, respectively.

Invesco V.I. Select Dimensions Funds

Invesco V.I. Select Dimensions Dividend Growth Fund

Location of Gain (Loss) on
Statement of Operations
Options*

Realized Gain
Equity risk	$18,761

Change in Unrealized Appreciation (Depreciation)
Equity risk	$(3,124)

Total	$15,637

*	The average value of options outstanding during the period was $1,092.

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

Location of Gain (Loss) on
Statement of Operations
Futures*

Realized Gain
Interest rate risk	$76,343

Change in Unrealized Appreciation
Interest rate risk	$25,614

Total	$101,957

*	The average value of futures outstanding during the period was $928,109.

Invesco V.I. Select Dimensions Balanced Fund

Open Futures Contracts
				Unrealized
	Number of	Month/		Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

U.S. Treasury 30 Year Bonds	3	March-2011/Long	$366,375	$(10,834)

U.S. Treasury 10 Year Notes	1	March-2011/Long	120,438	(4,307)

Subtotal			$486,813	$(15,141)

U.S. Treasury 5 Year Notes	9	March-2011/Short	(1,059,469)	17,629

Total			$(572,656)	$2,488

Invesco V.I. Select Dimensions Funds

Invesco V.I. Select Dimensions Dividend Growth Fund

Option Contracts Written Transactions During the Period
	Number of
	Contracts	Premium

Options written, outstanding at beginning of period	22	$4,422

Options written	192	41,002

Options expired	(122)	(28,098)

Options closed	(92)	(17,326)

Options written, outstanding at end of period	—	$—

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

Open Futures Contracts
	Number of	Month/		Unrealized
Contract	Contracts	Commitment	Value	Appreciation

E-Mini S&P 500 Index	13	March-2011/Long	$814,450	$15,251

NOTE 5—Investments in Other Affiliates

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. V.I. Select Dimensions Equally-Weighted S&P 500 Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the investments in affiliates for the year ended December 31, 2010.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	12/31/09	at Cost	from Sales	Appreciation	Gain (Loss)	12/31/10	Income

Invesco Ltd.	$210,705	$28,651	$(37,001)	$12,036	$(7,740)	$206,651	$4,027

NOTE 6—Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the year ended December 31, 2010, each Fund engaged in transactions with affiliates as listed below:

	Securities		Net Realized
	Purchases	Securities Sales	Gains/(Losses)

Invesco V.I. Select Dimensions Balanced Fund	$20,385	$2,265	$438

Invesco V.I. Select Dimensions Dividend Growth Fund	993,302	5,341,838	(2,924,687)

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund	—	—	—

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Funds in aggregate paid legal fees of $1,892 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees as shown below. A member of that firm is a Trustee of the Trust.

Invesco V.I. Select Dimensions Funds

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010			2009
		Long-term			Long-term
	Ordinary	Capital	Total	Ordinary	Capital	Total
	Income	Gain	Distributions	Income	Gain	Distributions

Invesco V.I. Select Dimensions Balanced Fund	$795,677	$—	$795,677	$1,187,900	$—	$1,187,900

Invesco V.I. Select Dimensions Dividend Growth Fund	1,544,517	—	1,544,517	1,800,597	—	1,800,597

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund	1,339,724	—	1,339,724	2,078,765	3,630,819	5,709,584

Tax Components of Net Assets at Period-End:

			Net Unrealized
	Undistributed	Net Unrealized	Appreciation	Temporary			Shares of	Total
	Ordinary	Appreciation	(Depreciation) -	Book/Tax	Capital Loss	Post-October	Beneficial	Net
	Income	Investments	Other Investments	Differences	Carryforward	Deferrals	Interest	Assets

Invesco V.I. Select Dimensions Balanced Fund	$608,480	$1,979,109	$—	$(993)	$(844,068)	$—	$36,444,308	$38,186,836

Invesco V.I. Select Dimensions Dividend Growth Fund	1,356,152	9,531,331	(947)	(405)	(47,050,765)	(1,475)	126,227,516	90,061,407

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund	1,371,321	45,230,994	—	(432)	(670,257)	—	53,383,959	99,315,585

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds net unrealized appreciation differences are attributable primarily to wash sales, bond premiums and straddles.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Funds temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. The Funds utilized capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes as follows:

Capital Loss
Carryforward
Utilized

Invesco V.I. Select Dimensions Balanced Fund	$2,218,719

Invesco V.I. Select Dimensions Dividend Growth Fund	627,940

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund	8,518,615

  The Funds have a capital loss carryforward as of December 31, 2010 which expires as follows:

	2011*	2016*	2017*	Total

Invesco V.I. Select Dimensions Balanced Fund	$—	$—	$844,068	$844,068

Invesco V.I. Select Dimensions Dividend Growth Fund	21,221,549	7,857,133	17,972,083	47,050,765

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund	—	—	670,257	670,257

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

Invesco V.I. Select Dimensions Funds

NOTE 10—Investment Securities

	For the year ended December 31,		At December 31, 2010
	2010*		Federal Tax	Unrealized	Unrealized	Net Unrealized
	Purchases	Sales	Cost**	Appreciation	(Depreciation)	Appreciation

Invesco V.I. Select Dimensions Balanced Fund	$13,882,694	$19,992,883	$36,212,797	$3,126,609	$(1,147,500)	$1,979,109

Invesco V.I. Select Dimensions Dividend Growth Fund	68,896,534	89,418,960	80,645,251 ***	10,658,355	(1,127,024)	9,531,331

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund	20,525,040	39,295,261	54,265,928	45,782,294	(551,300)	45,230,994

*	Excludes U.S. Treasury obligations and money market funds, if any.
**	Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.
***	Cost of investments is the same for tax and financial statement purposes.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premium amortization, foreign currencies and expired capital loss carryforward, on December 31, 2010, the following reclassifications were made to each Fund. These reclassifications had no effect on the net assets of each Fund.

		Undistributed Net
	Undistributed Net	Realized	Shares of
	Investment Income	Gain (Loss)	Beneficial Interest

Invesco V.I. Select Dimensions Balanced Fund	$13,608	$(10,876)	$(2,732)

Invesco V.I. Select Dimensions Dividend Growth Fund	(8,357)	37,037,327	(37,028,970)

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund	(26,354)	26,354	—

NOTE 12—Share Information

Invesco V.I. Select Dimensions Balanced Fund

	Summary of Share Activity

	Year ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Series I	7,971	$103,298	205,613	$2,288,162

Series II	27,367	360,964	32,359	351,813

Issued as reinvestment of dividends:
Series I	40,482	509,670	69,989	750,282

Series II	22,807	286,007	40,975	437,618

Reacquired:
Series I	(363,972)	(4,745,933)	(527,590)	(5,871,276)

Series II	(270,698)	(3,508,000)	(349,414)	(3,893,367)

Net increase (decrease) in share activity	(536,043)	$(6,993,994)	(528,068)	$(5,936,768)

Invesco V.I. Select Dimensions Funds

NOTE 12—Share Information—(continued)

Invesco V.I. Select Dimensions Dividend Growth Fund

	Summary of Share Activity

	Year ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Series I	40,486	$595,439	65,164	$821,495

Series II	19,130	272,480	57,615	653,317

Issued as reinvestment of dividends:
Series I	87,641	1,223,469	119,678	1,414,595

Series II	23,031	321,048	32,712	386,002

Reacquired:
Series I	(975,783)	(14,184,926)	(1,465,877)	(17,440,567)

Series II	(343,764)	(4,976,117)	(532,525)	(6,309,185)

Net increase (decrease) in share activity	(1,149,259)	$(16,748,607)	(1,723,233)	$(20,474,343)

Invesco V.I. Select Dimensions Equally Weighted S&P 500 Fund

	Summary of Share Activity

	Year ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Series I	36,273	$613,769	85,681	$1,108,596

Series II	70,709	1,148,335	143,074	1,655,307

Issued as reinvestment of dividends:
Series I	39,137	629,719	205,238	2,497,741

Series II	44,654	710,006	267,208	3,211,843

Reacquired:
Series I	(525,472)	(8,783,787)	(687,136)	(8,620,430)

Series II	(829,357)	(13,561,255)	(749,130)	(9,306,740)

Net increase (decrease) in share activity	(1,164,056)	$(19,243,213)	(735,065)	$(9,453,683)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of each Fund and in the aggregate own 97%, 99% and 91% of the outstanding shares of Invesco V.I. Select Dimensions Balanced Fund, Invesco V.I. Select Dimensions Dividend Growth Fund and Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund, respectively. The Funds and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Funds. The Funds, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Funds, for providing services to the Funds, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Select Dimensions Funds

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of each Fund outstanding throughout the periods indicated.

Invesco V.I. Select Dimensions Balanced Fund

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net			Ratio of net
	Net asset		on securities		Dividends	Distributions					net assets		assets without			investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		Rebate	income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		from	to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		affiliates	net assets		turnover(c)

Series I
Year ended 12/31/10	$12.79	$0.20	$1.10	$1.30	$(0.27)	$—	$(0.27)	$13.82	10.37%	$23,699	0.83	%(d)	1.01	%(d)	—%	1.54	%(d)	36%
Year ended 12/31/09	11.05	0.22	1.87	2.09	(0.35)	—	(0.35)	12.79	19.48	25,961	0.82	(e)	0.82	(e)	0.01	1.91	(e)	77
Year ended 12/31/08	16.40	0.36	(3.77)	(3.41)	(0.11)	(1.83)	(1.94)	11.05	(22.51)	25,225	0.84	(e)	0.84	(e)	0.01	2.65	(e)	65
Year ended 12/31/07	17.57	0.42	0.28	0.70	(0.45)	(1.42)	(1.87)	16.40	3.86	42,488	0.78		0.78		—	2.44		86
Year ended 12/31/06	16.88	0.41	1.60	2.01	(0.44)	(0.88)	(1.32)	17.57	12.67	54,204	0.74		0.74		—	2.42		45

Series II
Year ended 12/31/10	12.72	0.17	1.10	1.27	(0.24)	—	(0.24)	13.75	10.15	14,488	1.08	(d)	1.26	(d)	—%	1.29	(d)	36
Year ended 12/31/09	11.00	0.19	1.85	2.04	(0.32)	—	(0.32)	12.72	19.07	16,210	1.07	(e)	1.07	(e)	0.01	1.66	(e)	77
Year ended 12/31/08	16.36	0.33	(3.76)	(3.43)	(0.10)	(1.83)	(1.93)	11.00	(22.64)	17,048	1.09	(e)	1.09	(e)	0.01	2.40	(e)	65
Year ended 12/31/07	17.52	0.38	0.29	0.67	(0.41)	(1.42)	(1.83)	16.36	3.60	27,535	1.03		1.03		—	2.19		86
Year ended 12/31/06	16.84	0.37	1.59	1.96	(0.40)	(0.88)	(1.28)	17.52	12.37	30,562	0.99		0.99		—	2.17		45

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $24,412 and $15,324 for Series I and Series II shares, respectively.
(e)	The ratios reflect the rebate of certain Fund expenses in connection with investments in an affiliated during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliate”.

Invesco V.I. Select Dimensions Dividend Growth Fund

									Ratio of		Ratio of
			Net gains						expenses		expenses
			(losses)						to average		to average net			Ratio of net
	Net asset		on securities		Dividends				net assets		assets without			investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		Rebate	income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		from	to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	return(b)	(000s omitted)	absorbed		absorbed		affiliates	net assets		turnover(c)

Series I
Year ended 12/31/10	$14.34	$0.22	$1.28	$1.50	$(0.25)	$15.59	10.67%	$69,355	0.72	%(d)	0.83	%(d)	—%	1.54	%(d)	78%
Year ended 12/31/09	11.77	0.21	2.61	2.82	(0.25)	14.34	24.39	75,962	0.72	(e)	0.72	(e)	0.00 (f)	1.72	(e)	44
Year ended 12/31/08	18.64	0.26	(7.06)	(6.80)	(0.07)	11.77	(36.60)	77,428	0.71	(e)	0.71	(e)	0.01	1.63	(e)	61
Year ended 12/31/07	18.09	0.22	0.55	0.77	(0.22)	18.64	4.27	153,676	0.67		0.67		—	1.18		48
Year ended 12/31/06	16.48	0.22	1.62	1.84	(0.23)	18.09	11.25	201,169	0.67		0.67		—	1.31		115

Series II
Year ended 12/31/10	14.30	0.19	1.27	1.46	(0.21)	15.55	10.41	20,706	0.97	(d)	1.08	(d)	—	1.29	(d)	78
Year ended 12/31/09	11.73	0.18	2.60	2.78	(0.21)	14.30	24.11	23,361	0.97	(e)	0.97	(e)	0.00 (f)	1.47	(e)	44
Year ended 12/31/08	18.61	0.22	(7.04)	(6.82)	(0.06)	11.73	(36.76)	24,355	0.96	(e)	0.96	(e)	0.01	1.38	(e)	61
Year ended 12/31/07	18.07	0.17	0.55	0.72	(0.18)	18.61	3.95	49,021	0.92		0.92		—	0.93		48
Year ended 12/31/06	16.45	0.18	1.62	1.80	(0.18)	18.07	10.98	54,255	0.92		0.92		—	1.06		115

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $70,377 and $21,543 for Series I and Series II shares, respectively.
(e)	The ratios reflect the rebate of certain Fund expenses in connection with investments in an affiliated during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliate”.
(f)	Amount is less than 0.005%

Invesco V.I. Select Dimensions Funds

NOTE 13—Financial Highlights—(continued)

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net				Ratio of net
	Net asset		on securities		Dividends	Distributions					net assets		assets without				investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		Rebate		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		from		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		affiliates		net assets		turnover(c)

Series I
Year ended 12/31/10	$15.69	$0.26	$3.07	$3.33	$(0.24)	$—	$(0.24)	$18.78	21.51%	$43,669	0.35	%(d)	0.40	%(d)	—		1.59	%(d)	21%
Year ended 12/31/09	11.61	0.22	4.75	4.97	(0.34)	(0.55)	(0.89)	15.69	45.08	43,553	0.37	(e)	0.37	(e)	0.00	(f)	1.72	(e)	13
Year ended 12/31/08	25.37	0.32	(8.73)	(8.41)	(0.45)	(4.90)	(5.35)	11.61	(40.02)	36,814	0.31	(e)	0.31	(e)	0.00	(f)	1.70	(e)	32
Year ended 12/31/07	27.75	0.41	0.20	0.61	(0.42)	(2.57)	(2.99)	25.37	1.47	77,688	0.28		0.28		—		1.48		17
Year ended 12/31/06	25.71	0.37	3.45	3.82	(0.34)	(1.44)	(1.78)	27.75	15.69	103,824	0.27		0.27		—		1.40		17

Series II
Year ended 12/31/10	15.49	0.22	3.03	3.25	(0.21)	—	(0.21)	18.53	21.19	55,646	0.60	(d)	0.65	(d)	—		1.34	(d)	21
Year ended 12/31/09	11.45	0.19	4.69	4.88	(0.29)	(0.55)	(0.84)	15.49	44.79	57,578	0.62	(e)	0.62	(e)	0.00	(f)	1.47	(e)	13
Year ended 12/31/08	25.08	0.27	(8.63)	(8.36)	(0.37)	(4.90)	(5.27)	11.45	(40.19)	46,447	0.56	(e)	0.56	(e)	0.00	(f)	1.45	(e)	32
Year ended 12/31/07	27.47	0.34	0.19	0.53	(0.35)	(2.57)	(2.92)	25.08	1.23	99,861	0.53		0.53		—		1.23		17
Year ended 12/31/06	25.48	0.30	3.42	3.72	(0.29)	(1.44)	(1.73)	27.47	15.34	112,897	0.52		0.52		—		1.15		17

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $42,347 and $55,088 for Series I and Series II shares, respectively.
(e)	The ratios reflect the rebate of certain Fund expenses in connection with investments in an affiliated during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliate”.
(f)	Amount is less than 0.005%

NOTE 14—Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Invesco V.I. Select Dimensions Balanced Fund and Invesco V.I. Select Dimensions Dividend Growth Fund (the “Target Funds”) would transfer all of their assets and liabilities to the Invesco Van Kampen V.I. Equity and Income Fund and Invesco V.I. Dividend Growth Fund, respectively, (each an “Acquiring Fund”) in exchange for shares of each respective Acquiring Fund. The Agreement requires approval of each of the Target Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

Invesco V.I. Select Dimensions Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund,
Invesco V.I. Select Dimensions Dividend Growth Fund and Invesco V.I. Select Dimensions Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund, Invesco V.I. Select Dimensions Dividend Growth Fund and Invesco V.I. Select Dimensions Balanced Fund (formerly known as Morgan Stanley V.I. Select Dimensions Equally-Weighted S&P 500 Fund, Morgan Stanley V.I. Select Dimensions Dividend Growth Fund and Morgan Stanley V.I. Select Dimensions Balanced Fund), three of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Funds” at December 31, 2010, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Funds for the year ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 26, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco V.I. Select Dimensions Funds

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Invesco V.I. Select Dimensions Balanced Fund

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,150.70	$4.45	$1,021.07	$4.18	0.82%

Series II	1,000.00	1,149.70	5.80	1,019.81	5.45	1.07

Invesco V.I. Select Dimensions Dividend Growth Fund

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$929.90	$3.46	$1,021.62	$3.63	0.71%

Series II	1,000.00	928.70	4.67	1,020.36	4.90	0.96

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,260.40	$2.11	$1,023.34	$1.89	0.37%

Series II	1,000.00	1,258.80	3.53	1,022.08	3.16	0.62

[1]	The actual ending account value is based on the actual total return of the Funds for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Select Dimensions Funds

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

	Corporate
	Dividends
	Received	U.S. Treasury
Federal and State Income Tax	Deduction*	Obligations*

Invesco V.I. Select Dimensions Balanced Fund	62.65%	13.83%
Invesco V.I. Select Dimensions Dividend Growth Fund	100.00%	0.00%
Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund	100.00%	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Select Dimensions Funds

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco Van Kampen V.I. Capital Growth Fund
Annual Report to Shareholders ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is available on the SEC website under the predecessor fund.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VK-VICGR-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
On June 25, 2010, Erik Voss and Ido Cohen joined the Fund’s management team. A listing of your Fund’s managers appears later in this report.
     For the 12 months ended December 31, 2010, Invesco Van Kampen V.I. Capital Growth Fund, excluding variable product issuer charges, posted positive double-digit returns and outperformed the Fund’s benchmark, the Russell 1000 Growth Index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	19.84%

Series II Shares	19.56

Russell 1000 Growth Index▼ (Broad Market/Style-Specific Index)	16.71

▼Lipper Inc.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     Our investment process emphasizes rigorous bottom-up analysis of individual companies. We seek to invest in companies with strong or improving fundamentals, attractive valuation relative to growth prospects and earnings expectations that appear fair to conservative.
     To narrow our investment universe, we utilize a holistic approach that emphasizes fundamental research and, to a lesser extent, includes quantitative analysis. At the end of this distillation process, we have a set of stocks to analyze in greater depth.
     Our fundamental analysis focuses on identifying companies with strong drivers of growth. To accomplish this goal, we conduct rigorous bottom-up analysis in order to develop higher conviction in each company’s prospects for growth. Through our analysis, we develop a mosaic of each company through detailed discussions with company management teams, competitors, distributors, suppliers, Wall Street analysts, and customers. We also utilize a variety of valuation techniques based on the company in question, the industry in which the company operates, the stage of the business cycle, and other factors that best reflect a company’s value.
     Risk management plays an important role in portfolio construction, as our target portfolio attempts to maximize the relationship between risk and return. We seek to accomplish this goal by investing in companies with attractive fundamental prospects for growth, and we divide the portfolio between stable growth stocks and catalyst-driven stocks.
     We consider selling a stock for any of the following reasons:
■	The price target set at purchase has been reached.

■	There is deterioration in fundamentals.

■	The catalysts for growth are no longer present or are reflected in the stock price.

■	There is a more attractive investment opportunity.

Market conditions and your Fund
The U.S. economy showed signs of improvement during the Fund’s fiscal year, potentially indicating that the economy has transitioned from a contraction phase into an expansionary phase. Nevertheless, the pace of recovery remained modest and the transition from government stimulus-induced growth to private economic recovery was uncertain.
     The U.S. Federal Reserve’s (the Fed) federal funds target rate remained low ranging from zero to 0.25%.1 Real gross domestic product (GDP) registered positive growth during the reporting period with annualized increases of 3.7%, 1.7% and 2.6% in the first, second and third quarters of 2010, respectively.2 Inflation, measured by the seasonally-adjusted Consumer Price Index, remained relatively benign. While labor markets improved as layoffs moderated, new hiring remained quite weak. Unemployment, after climbing steadily throughout 2009, fell slightly during 2010 to a rate of 9.4% nationwide as of December 2010.3
     While stock market volatility increased significantly during the fiscal year, indexes measuring the performance of large-, mid- and small-cap stocks finished the reporting period with positive, double-digit returns.4 In terms of investment style, growth stocks outperformed value stocks. Sectors with the highest returns in the Russell 1000 Growth Index included more economically sensitive sectors such as consumer discretionary, industrials, materials and telecommunication services. Conversely, the health care and utilities sectors had the lowest returns but were still in positive territory for the year.
     The Fund had positive returns and outperformed the Russell 1000 Growth Index for the reporting period. Outperformance was driven primarily by stock selection in the information technology (IT) and consumer discretionary sectors. Over the course of the fiscal year, the Fund outperformed by the widest margin in the IT sector, largely due to stock selection. The leading contributor to Fund performance was

Portfolio Composition
By sector

Information Technology	36.6%

Consumer Discretionary	15.5

Industrials	12.8

Health Care	12.7

Energy	12.0

Materials	12.0

Financials	5.5

Telecommunication Services	2.5

Consumer Staples	1.0

Liabilities in Excess of Other Assets	-10.6

Top 10 Equity Holdings*

1.	Apple, Inc.	8.1%

2.	Monsanto Co.	4.1

3.	Visa, Inc.	3.4

4.	Potash Corp. of Saskatchewan, Inc.	3.0

5.	Google, Inc.	2.9

6.	Oracle Corp.	2.8

7.	EMC Corp.	2.6

8.	Baidu, Inc.	2.6

9.	Rovi Corp.	2.4

10.	Goodrich Corp.	2.3

Total Net Assets	$184.8 million

Total Number of Holdings*	75

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
Invesco Van Kampen V.I. Capital Growth Fund

Apple. Apple continued to benefit from strong consumer demand for its innovative technology products, including the iPad tablet computer as well as a new version of the iPhone. Chinese Internet search engine provider Baidu and interactive program guide software developer Rovi also made key contributions to performance in this sector.
     The Fund also outperformed in the consumer discretionary sector due to stock selection. Among the leading contributors to Fund performance from this sector were casino operators Las Vegas Sands and Wynn Resorts, as well as clothing retailer Limited Brands. These companies benefited from improving consumer spending trends. We sold our position in Wynn Resorts before the close of the reporting period.
     Some of this outperformance was offset by underperformance in other sectors, including materials, consumer staples and financials. The Fund underperformed by the widest margin in the materials sector, largely due to stock selection. One of the weakest performing stocks in this sector was Monsanto, a company that produces genetically altered seeds and crop protection products. The Fund also underperformed in the consumer staples sector, primarily due to stock selection. Beverage maker Dr. Pepper/Snapple Group was one of the leading detractors from performance in this sector. We sold our position in Dr. Pepper/Snapple before the close of the reporting period. Underperformance in the financials sector also was driven by stock selection.
     After taking over management responsibilities for the Fund in June, we made several changes to the portfolio. The most significant changes included the sale of some holdings in the consumer discretionary, IT and financials sectors. Proceeds from the sale of these holdings were used to add exposure to other sectors, including energy, industrials and health care. As we’ve discussed, the stock market experienced heavy volatility during the last 12 months. We’d like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial adviser to discuss your individual financial program.
     We thank you for your commitment to Invesco Van Kampen V.I. Capital Growth Fund and for sharing our long-term investment horizon.

1	U.S. Federal Reserve
2	Bureau of Economic Analysis
3	Bureau of Labor Statistics
4	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Erik Voss
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Van Kampen V.I. Capital Growth Fund. He joined Invesco in 2010. Mr. Voss earned a B.S. in mathematics and an M.S. in finance, both from the University of Wisconsin, where he was a member of the Applied Securities Program.
Ido Cohen
Chartered Financial Portfolio manager, is manager of Invesco Van Kampen V.I. Capital Growth Fund. He joined Invesco in 2010. Mr. Cohen is a cum laude graduate of the Wharton School of the University of Pennsylvania where he earned a B.S. in economics.

Invesco Van Kampen V.I. Capital Growth Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Index data from 6/30/95, Fund data from 7/3/95

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or
100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception (7/3/95)		8.33%

10	Years	-1.83

5	Years	4.08

1	Year	19.84

Series II Shares

Inception (9/18/00)		-4.41%

10	Years	-2.08

5	Years	3.82

1	Year	19.56
Effective June 1, 2010, Class I and Class II shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Capital Growth Fund. Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco Van Kampen V.I. Capital Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.84% and 1.09%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.10% and 1.35%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco Van Kampen V.I. Capital Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco
Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

Invesco Van Kampen V.I. Capital Growth Fund

Invesco Van Kampen V.I. Capital Growth Fund’s investment objective is to seek capital growth.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The Fund emphasizes a growth style of investing. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.
     Investments in growth-oriented equity securities may have above-average volatility of price movement. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.
     The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.
     Investing in real estate investment trusts (REITs) makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.
     Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

About indexes used in this report
The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco Van Kampen V.I. Capital Growth Fund

Schedule of Investments

December 31, 2010

	Shares	Value

Common Stocks–110.6%
Aerospace & Defense–3.5%
Goodrich Corp.	48,035	$4,230,442

Honeywell International, Inc.	40,212	2,137,670

		6,368,112

Air Freight & Logistics–1.3%
C.H. Robinson Worldwide, Inc.	30,993	2,485,329

Apparel Retail–2.7%
Limited Brands, Inc.	103,233	3,172,350

Ross Stores, Inc.	27,945	1,767,521

		4,939,871

Application Software–2.4%
Citrix Systems, Inc.(a)	33,966	2,323,614

Salesforce.com, Inc.(a)	15,840	2,090,880

		4,414,494

Asset Management & Custody Banks–3.0%
Ameriprise Financial, Inc.	53,359	3,070,811

Franklin Resources, Inc.	21,967	2,442,950

		5,513,761

Automobile Manufacturers–1.0%
Ford Motor Co.(a)	112,368	1,886,659

Biotechnology–3.8%
Dendreon Corp.(a)	45,971	1,605,307

Gilead Sciences, Inc.(a)	103,728	3,759,103

United Therapeutics Corp.(a)	25,409	1,606,357

		6,970,767

Cable & Satellite–3.2%
Comcast Corp., Class A	178,488	3,921,382

DIRECTV, Class A(a)	51,625	2,061,386

		5,982,768

Casinos & Gaming–1.2%
Las Vegas Sands Corp.(a)	47,746	2,193,929

Coal & Consumable Fuels–2.0%
Peabody Energy Corp.	58,243	3,726,387

Communications Equipment–2.9%
Cisco Systems, Inc.(a)	127,859	2,586,587

QUALCOMM, Inc.	54,516	2,697,997

		5,284,584

Computer Hardware–8.1%
Apple, Inc.(a)	46,555	15,016,781

Computer Storage & Peripherals–4.4%
EMC Corp.(a)	212,142	4,858,052

SanDisk Corp.(a)	32,223	1,606,639

Western Digital Corp.(a)	47,726	1,617,911

		8,082,602

Construction & Engineering–0.2%
Foster Wheeler AG (Switzerland)(a)	11,825	408,199

Construction & Farm Machinery & Heavy Trucks–2.3%
Cummins, Inc.	14,983	1,648,280

Deere & Co.	31,247	2,595,063

		4,243,343

Consumer Finance–0.7%
American Express Co.	29,548	1,268,200

Data Processing & Outsourced Services–3.5%
Visa, Inc., Class A	90,541	6,372,276

Diversified Banks–0.6%
Comerica, Inc.	27,105	1,144,915

Electronic Manufacturing Services–0.3%
Tyco Electronics Ltd. (Switzerland)	16,256	575,462

Fertilizers & Agricultural Chemicals–8.1%
Monsanto Co.	109,314	7,612,627

Mosaic Co.	21,976	1,678,088

Potash Corp. of Saskatchewan, Inc. (Canada)	36,104	5,589,982

		14,880,697

General Merchandise Stores–1.6%
Dollar Tree, Inc.(a)	26,010	1,458,641

Target Corp.	26,123	1,570,776

		3,029,417

Gold–1.9%
Barrick Gold Corp. (Canada)	66,104	3,515,411

Health Care Distributors–0.8%
McKesson Corp.	21,968	1,546,108

Health Care Equipment–2.2%
Baxter International, Inc.	39,403	1,994,580

Covidien PLC (Ireland)	46,471	2,121,866

		4,116,446

Health Care Services–0.6%
Medco Health Solutions, Inc.(a)	16,636	1,019,288

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Capital Growth Fund

	Shares	Value

Hotels, Resorts & Cruise Lines–1.1%
Starwood Hotels & Resorts Worldwide, Inc.	34,279	$2,083,478

Industrial Machinery–1.8%
Ingersoll-Rand PLC (Ireland)	71,664	3,374,658

Internet Retail–2.3%
Amazon.com, Inc.(a)	14,659	2,638,620

NetFlix, Inc.(a)	8,719	1,531,928

		4,170,548

Internet Software & Services–5.4%
Baidu, Inc.–ADR (Cayman Islands)(a)	48,952	4,725,336

Google, Inc., Class A(a)	8,942	5,311,280

		10,036,616

IT Consulting & Other Services–1.4%
Cognizant Technology Solutions Corp., Class A(a)	35,344	2,590,362

Managed Health Care–0.9%
UnitedHealth Group, Inc.	45,582	1,645,966

Movies & Entertainment–0.9%
Walt Disney Co.	42,458	1,592,600

Oil & Gas Drilling–1.6%
Transocean Ltd. (Switzerland)(a)	43,065	2,993,448

Oil & Gas Equipment & Services–8.8%
Cameron International Corp.(a)	46,341	2,350,879

Halliburton Co.	101,329	4,137,263

National Oilwell Varco, Inc.	35,799	2,407,483

Schlumberger Ltd. (Netherlands Antilles)	50,387	4,207,314

Weatherford International Ltd. (Switzerland)(a)	135,280	3,084,384

		16,187,323

Oil & Gas Exploration & Production–1.7%
EOG Resources, Inc.	33,284	3,042,490

Other Diversified Financial Services–1.2%
JPMorgan Chase & Co.	51,936	2,203,125

Packaged Foods & Meats–2.1%
Mead Johnson Nutrition Co.	62,273	3,876,494

Pharmaceuticals–2.3%
Hospira, Inc.(a)	54,074	3,011,381

Teva Pharmaceutical Industries Ltd.–ADR (Israel)	25,231	1,315,292

		4,326,673

Railroads–1.9%
Union Pacific Corp.	38,787	3,594,003

Restaurants–0.8%
McDonald’s Corp.	19,232	1,476,248

Semiconductors–2.2%
Broadcom Corp., Class A	46,174	2,010,878

Xilinx, Inc.	72,653	2,105,484

		4,116,362

Soft Drinks–1.0%
Hansen Natural Corp.(a)	11,766	615,127

PepsiCo, Inc.	18,897	1,234,541

		1,849,668

Specialty Stores–0.7%
Tiffany & Co.	19,468	1,212,272

Systems Software–6.0%
Oracle Corp.	163,495	5,117,393

Red Hat, Inc.(a)	37,149	1,695,852

Rovi Corp.(a)	70,268	4,357,319

		11,170,564

Trading Companies & Distributors–1.1%
WW Grainger, Inc.	14,936	2,062,811

Trucking–0.6%
J.B. Hunt Transport Services, Inc.	28,898	1,179,327

Wireless Telecommunication Services–2.5%
America Movil SAB de CV, Ser L–ADR (Mexico)	34,602	1,984,079

American Tower Corp., Class A(a)	52,254	2,698,396

		4,682,475

Total Common Stocks		204,453,317

Investment Companies–0.0%
SPDR S&P 500 ETF Trust	79	9,936

TOTAL INVESTMENTS–110.6% (Cost $159,930,645)		204,463,253

LIABILITIES IN EXCESS OF OTHER ASSETS–(10.6%)		(19,673,290)

NET ASSETS–100.0%		$184,789,963

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Capital Growth Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at Value (Cost $159,930,645)	$204,463,253

Receivables:
Investments sold	928,614

Dividends	118,739

Fund shares sold	30,981

Other	3,148

Total assets	205,544,735

Liabilities:
Payables:
Fund shares repurchased	19,793,432

Custodian bank	474,907

Distributor and affiliates	344,150

Investments purchased	70,119

Trustees’ deferred compensation and retirement plans	1,972

Accrued expenses	70,192

Total liabilities	20,754,772

Net assets	$184,789,963

Net assets consist of:
Capital (par value of $0.001 per share with an unlimited number of shares authorized)	$177,091,719

Net unrealized appreciation	44,532,608

Accumulated net investment income (loss)	(3,976)

Accumulated net realized gain (loss)	(36,830,388)

Net assets	$184,789,963

Net assets value, offering price and redemption price per share:
Series I shares (based on net assets of $74,869,582 and 2,202,200 shares of beneficial interest issued and outstanding)	$34.00

Series II shares (based on net assets of $109,920,381 and 3,282,411 shares of beneficial interest issued and outstanding)	$33.49

Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $7,521)	$1,617,732

Dividends from affiliated money market funds (includes securities lending income of $262)	9,960

Interest	7,551

Total Income	1,635,243

Expenses:
Investment advisory fee	1,298,114

Administrative services fees	270,967

Distribution fees — Series II	266,074

Professional fees	28,000

Trustees’ and officers’ fees and benefits	21,564

Transfer agent fees	20,165

Custody	19,021

Other	18,844

Total expenses	1,942,749

Expense reduction	212,825

Less credits earned on cash balances	33

Net expenses	1,729,891

Net investment income (loss)	(94,648)

Realized and unrealized gain (loss):
Realized gain (loss):
Investments	(8,103,258)

Foreign currency transactions	(33,250)

Net realized gain (loss)	(8,136,508)

Unrealized appreciation (depreciation):
Beginning of the period	1,387,413

End of the period	44,532,608

Net unrealized appreciation during the period	43,145,195

Net realized and unrealized gain	35,008,687

Net increase in net assets from operations	$34,914,039

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Capital Growth Fund

Statements of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

From investment activities:
Operations:
Net investment income (loss)	$(94,648)	$42,137

Net realized gain (loss)	(8,136,508)	(9,935,026)

Net unrealized appreciation during the period	43,145,195	86,278,618

Change in net assets from operations	34,914,039	76,385,729

Distributions from net investment income:
Series I Shares	0	(60,146)

Series II Shares	0	0

	0	(60,146)

Return of capital distributions:
Series I Shares	0	(11,587)

Series II Shares	0	0

	0	(11,587)

Total distributions	0	(71,733)

Net change in net assets from investment activities	34,914,039	76,313,996

From capital transactions:
Proceeds from shares sold	28,307,106	32,081,935

Net asset value of shares issued through dividend reinvestment	0	71,733

Cost of shares repurchased	(65,178,569)	(39,516,705)

Net change in net assets from capital transactions	(36,871,463)	(7,363,037)

Total increase (decrease) in net assets	(1,957,424)	68,950,959

Net assets:
Beginning of the period	186,747,387	117,796,428

End of the period (including accumulated undistributed net investment income (loss) of $(3,976) and $(182,289), respectively)	$184,789,963	$186,747,387

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Capital Growth Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Series I sharesˆ
	Years ended December 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of the period	$28.37		$17.10	$33.68	$28.81	$28.01

Net investment income (loss)(a)	0.03		0.04	(0.01)	0.11	0.04

Net realized and unrealized gain (loss)	5.60		11.26	(16.43)	4.77	0.76

Total from investment operations	5.63		11.30	(16.44)	4.88	0.80

Less:
Distributions from net investment income	-0-		0.03	0.14	0.01	-0-

Return of capital distributions	-0-		0.00 (b)	-0-	-0-	-0-

Total distributions	-0-		0.03	0.14	0.01	-0-

Net asset value, end of the period	$34.00		$28.37	$17.10	$33.68	$28.81

Total return*	19.84	%(c)	66.07%	(48.99)%	16.96%	2.86%

Net assets at end of the period (in millions)	$74.9		$74.2	$48.6	$143.6	$160.5

Ratio of expenses to average net assets*	0.79	%(d)	0.84%	0.85%	0.80%	0.78%

Ratio of net Investment Income (loss) to Average Net Assets*	0.12	%(d)	0.17%	(0.04)%	0.35%	0.16%

Portfolio turnover(e)	158%		13%	42%	177%	128%

* If certain expenses had not been assumed by the Adviser, total returns would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	0.90	%(d)	N/A	0.87%	N/A	N/A

Ratio of net investment income to average net assets	0.24	%(d)	N/A	(0.02)%	N/A	N/A

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $79,179.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
ˆ	On June 1, 2010, the Class I shares of the predecessor fund was reorganized into Series I shares of the Fund.
N/A=Not Applicable

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Capital Growth Fund

Financial Highlights—(continued)

	Series II sharesˆ
	Years ended December 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$28.01		$16.91		$33.29		$28.54		$27.81

Net investment income (loss)(a)	(0.05)		(0.02)		(0.08)		0.03		(0.02)

Net realized and unrealized gain (loss)	5.53		11.12		(16.25)		4.72		0.75

Total from investment operations	5.48		11.10		(16.33)		4.75		0.73

Less:
Distributions from net investment income	-0-		-0-		0.05		-0-		-0-

Net asset value, end of the period	$33.49		$28.01		$16.91		$33.29		$28.54

Total return*	19.56	%(b)	65.64	%(c)	(49.11	)%(c)	16.64	%(c)	2.62	%(c)

Net assets at end of the period (in millions)	$109.9		$112.5		$69.2		$261.2		$257.4

Ratio of expenses to average net assets*	1.04	%(d)	1.09%		1.10%		1.05%		1.03%

Ratio of net investment income (loss) to average net assets*	(0.18	)%(d)	(0.07)%		(0.29)%		0.11%		(0.09)%

Portfolio turnover(e)	158%		13%		42%		177%		128%

* If certain expenses had not been assumed by the Adviser, total returns would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	1.15	%(d)	N/A		1.12%		N/A		N/A

Ratio of net investment income to average net assets	(0.07	)%(d)	N/A		(0.27)%		N/A		N/A

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	These returns include combined Rule 12b-1 fees and service fees of up to 0.25%.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $106,430.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
ˆ	On June 1, 2010, the Class II shares of the predecessor fund was reorganized into Series II shares of the Fund.
N/A=Not Applicable

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Capital Growth Fund

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen V.I. Capital Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen Life Investment Trust Capital Growth Portfolio (the “Acquired Fund”), an investment portfolio of Van Kampen Life Investment Trust. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class I and Class II shares received Series I and Series II shares, respectively of the Fund. Information for the Acquired Fund’s — Class I and Class II shares prior to the Reorganization are included with Series I and Series II shares, respectively, of the Fund throughout this report.
  The Fund’s investment objective is capital appreciation.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Van Kampen V.I. Capital Growth Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation.

Invesco Van Kampen V.I. Capital Growth Fund

Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.70%

Next $500 million	0.65%

Over $1 billion	0.60%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $534,567 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.84% and Series II shares to 1.09% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the period ended December 31, 2010, the Adviser waived advisory fees of $212,825.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $29,883 for accounting and fund administrative services and reimbursed $273,106 for services provided by insurance companies. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investment Inc., provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $9,903 to Van Kampen Investments Inc.
  Also, the Trust has entered into service agreements whereby State Street Bank & Trust Company (“SSB”) serves as custodian, fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. Prior to the Reorganization, the Acquired Fund paid $8,107 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc.

Invesco Van Kampen V.I. Capital Growth Fund

(“VKFI”) to serve as the distributor for the Class II shares. Pursuant to such agreements, the Acquired Fund paid $114,899 to VKFI. For the year ended December 31, 2010, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.
  Prior to the Reorganization, the Acquired Fund paid brokerage commissions to Morgan Stanley & Co., Inc., an affiliate of the Acquired Fund, totaling $2,138.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$204,463,253	$—	$—	$204,463,253

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period June 1, 2010 to December 31, 2010, the Fund paid legal fees of $705 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expense of $2,038 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$0	$60,146

Return of Capital	0	11,587

Total distributions	$0	$71,733

Invesco Van Kampen V.I. Capital Growth Fund

Tax Components of Net Assets at Period-End:

2010

Net unrealized appreciation — investments	$41,701,852

Temporary book/tax differences	(3,976)

Capital loss carryforward	(33,999,632)

Shares of beneficial interest	177,091,719

Total net assets	$184,789,963

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $0 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2011	$1,891,381

December 31, 2016	12,927,582

December 31, 2017	5,236,281

December 31, 2018	13,944,388

Total capital loss carryforward	$33,999,632

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $274,360,088 and $277,149,499, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$42,554,777

Aggregate unrealized (depreciation) of investment securities	(852,925)

Net unrealized appreciation of investment securities	$41,701,852

Cost of investments for tax purposes is $162,761,401.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on December 31, 2010, accumulated net investment income (loss) was increased by $272,961, accumulated net realized gain (loss) was increased by $144,975,045 and capital decreased by $145,248,006. This reclassification had no effect on the net assets of the Fund.

Invesco Van Kampen V.I. Capital Growth Fund

NOTE 9—Share Information

	Summary of Share Activity

	Years ended December 31,

	2010(a)		2009
	Shares	Amount	Shares	Amount

Sales:
Series I	727,223	$20,626,860	707,974	$14,460,316

Series II	260,787	7,680,246	797,284	17,621,619

Total Sales	988,010	28,307,106	1,505,258	32,081,935

Dividend Reinvestment:
Series I	0	0	2,584	71,733

Series II	0	0	0	0

Total Dividend Reinvestment	0	0	2,584	71,733

Repurchases:
Series I	(1,140,807)	(36,269,219)	(937,388)	(20,613,290)

Series II	(995,335)	(28,909,350)	(873,368)	(18,903,415)

Total Repurchases	(2,136,142)	$(65,178,569)	(1,810,756)	$(39,516,705)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 67% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Change in Independent Registered Public Accounting Firm (Unaudited)

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

NOTE 11—Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco V.I. Large Cap Growth Fund (the “Target Fund”) in exchange for shares of the Fund. The Agreement requires approval of the Target Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

Invesco Van Kampen V.I. Capital Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco Van Kampen V.I. Capital Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen V.I. Capital Growth Fund (formerly known as Van Kampen Life Investment Trust Capital Growth Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 19, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco Van Kampen V.I. Capital Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Series	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[3]	Ratio
I	$1,000.00	$1,250.00	$4.48	$1,021.22	$4.02	0.79%

II	1,000.00	1,248.23	5.95	1,019.91	5.35	1.05

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period.

Invesco Van Kampen V.I. Capital Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$0
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Van Kampen V.I. Capital Growth Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco Van Kampen V.I. Comstock Fund
Annual Report to Shareholders ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is available on the SEC website under the predecessor fund.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VK-VICOM-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the 12 months ended December 31, 2010, Invesco Van Kampen V.I. Comstock Fund outperformed its style-specific benchmark, the Russell 1000 Value Index. The Fund’s outperformance was largely due to stock selection and an overweight position in the consumer discretionary sector. Alternatively, stock selection in information technology (IT) detracted the most from the Fund’s performance versus the benchmark index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	15.98%

Series II Shares	15.70

S&P 500 Index▼ (Broad Market Index)	15.08

Russell 1000 Value Index▼ (Style-Specific Index)	15.51

▼	Lipper Inc.

How we invest
We seek to exploit market inefficiencies by investing in companies that appear undervalued relative to the overall market. Ultimately, we believe that the market will recognize the value in these companies and will sell as these stock prices begin to reflect their intrinsic value. We feel that stock picking, as opposed to making sector bets, provides a more consistent path to success. In addition, we may be able to take advantage of pricing anomalies by purchasing undervalued stocks before a recognizable catalyst arises.
     The Fund’s investable universe includes all large-cap U.S.-denominated equities. To distill these investments, we filter for

Portfolio Composition
By sector

Financials	20.3%

Consumer Discretionary	17.0

Health Care	11.4

Energy	10.1

Information Technology	10.0

Consumer Staples	9.0

Industrials	6.6

Materials	5.0

Telecommunication Services	3.8

Utilities	1.2

Money Market Funds Plus Other Assets
Less Liabilities	5.6

Top Five Industries

1.	Pharmaceuticals	7.8%

2.	Cable & Satellite	7.1

3.	Movies & Entertainment	6.2

4.	Integrated Oil & Gas	6.1

5.	Other Diversified Financial Services	6.1
companies with sufficient liquidity. We filter the remaining securities on valuation metrics depending upon the growth or cyclical nature of their business. The result of this filtering process is a pool of highly liquid securities that we believe are statistically inexpensive relative to the broader market. Companies identified in the filtering process are thoroughly analyzed to assess intrinsic value and their ability to achieve fair value.
     We initiate a purchase of a security only if we believe the potential for stock price appreciation outweighs potential downside risk. To be eligible for inclusion in the Fund, a stock must meet the following criteria:

Top 10 Equity Holdings*

1.	Comcast Corp.	5.0%

2.	Viacom, Inc.	3.5

3.	JPMorgan Chase & Co.	2.9

4.	International Paper Co.	2.8

5.	Pfizer, Inc.	2.4

6.	Halliburton Co.	2.4

7.	Kraft Foods, Inc.	2.2

8.	Chubb Corp.	2.2

9.	Chevron Corp.	2.0

10.	Bank of New York Mellon Corp.	2.0

Total Net Assets	$1.9 billion

Total Number of Holdings*	77
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

■	If the security is statistically cheap on the basis of its primary valuation criteria, which depends upon the cyclical or growth nature of its business.

■	If rigorous fundamental analysis shows that the company is undervalued and possesses potential financial strength and improved quality of management for future growth.
     We maintain an intense focus on the quality of a company’s accounting and on financial statement analysis. Portfolio construction is bottom up and stock specific, concentrating on individual company fundamental analysis and valuations. Therefore, while we monitor and are aware of our positions relative to the benchmark, it does not play a major role in the construction of the Fund.
     We seek to manage risk through portfolio construction, mainly though diversification across most major sectors, and through the assistance of an independent quantitative risk control group. Risk management is continuous. The Fund is regularly reviewed to ensure it is optimally constructed on a risk/reward basis. We have the final say on the construction of the Fund and a collegial relationship exists between the risk management team and the Fund teams.
     Our sell discipline is just as important as the buy decision and is based on the same principles: relative value and fundamentals. While no sale is automatic, a security is typically sold if it meets one or more of the following criteria:
■	The target price has been realized, and we no longer consider the company undervalued.

■	A better value opportunity can be found elsewhere.

■	A company is experiencing deteriorating fundamentals beyond what we feel to be a tolerable level and the trend is likely to be a long-term issue.

Market conditions and your Fund
Equity markets were choppy during the fiscal year as investors weighed the competing issues of solid corporate profits and soft macroeconomic data. Corporate earnings were largely positive, but often overshadowed by concerns about high unemployment, a lack of consumer spending, soft housing data and the possibility of additional U.S. Federal Reserve accommodation. After rising through April, major equity indexes sold off precipitously in May as the sovereign debt crisis unfolded in the eurozone while U.S. economic indicators remained weak,

Invesco Van Kampen V.I. Comstock Fund

prompting fears of a double-dip recession. Uncertainty created by the debt crisis combined with subdued employment, consumer spending and housing data added to concerns that the recovery was slowing to a subnormal growth rate. Just as abruptly, however, the markets reversed course starting in September and rallied through the end of the year on modestly better economic news. The major equity indexes garnered positive returns for the fiscal year, and all 10 sectors within the S&P 500 Index posted gains. More economically sensitive sectors such as consumer discretionary and industrials had the highest returns, while the less economically sensitive sectors such as health care had some of the lowest returns.
     In this environment, the Fund outperformed its style-specific benchmark, the Russell 1000 Value Index. The Fund’s consumer discretionary exposure acted as the largest contributor to relative and absolute returns. The Fund’s notable overweight combined with strong stock selection aided performance. Specifically, the Fund’s holdings in media companies Comcast and Viacom made significant contributions to results as both stocks posted strong double-digit returns during the fiscal year.
     The financials sector was another primary driver of relative outperformance when measured against the Russell 1000 Value Index. Specifically, the Fund’s material overweight in the property and casualty insurance industry boosted performance. Chubb, a property and casualty insurance company, was one of the largest holdings in the Fund for much of the previous year. The company’s strong performance is reflective of a strong balance sheet and a well-diversified, conservative underwriting platform. Chubb has done an admirable job of returning cash to shareowners through buybacks and dividends, while operating in a difficult pricing environment.
     The information technology (IT) sector was the largest detractor from relative performance. Among IT stocks, the Fund’s overweight exposure combined with unfavorable stock selection among hardware and select internet related companies dampened shareholder returns. More specifically, the unexpected departure of Hewlett Packard’s CEO temporarily weighed heavily on its stock price. Shares of Yahoo, a relatively new addition to the Fund, were weak as investors questioned the rate and sustainability of the recovery in advertising and the economic environment in general.
     Stock selection in the materials sector and a small overweight position in the health care sector also detracted from results relative to the Russell 1000 Value Index.
     Toward the end of the period, we paired down exposure to select insurance and media stocks, using the proceeds to opportunistically increase the Fund’s energy and industrials exposure.
     We believe the market volatility and the market correction that began in the second quarter of 2010 created opportunities to invest in companies with attractive valuations. We stand by our contrarian philosophy and deep value approach of buying extremely undervalued companies, and capitalizing on market volatility and periods of down markets as value is created for new investment opportunities.
     Markets experienced a strong recovery in 2010. We would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial adviser to discuss your individual financial program. Thank you for your investment in the Invesco Van Kampen V.I. Comstock Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Kevin Holt
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Van Kampen V.I. Comstock Fund. Mr. Holt joined Invesco in 2010. He earned a bachelor’s degree from the University of Iowa and an M.B.A. from the University of Chicago Graduate School of Business.
Devin Armstrong
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Comstock Fund. Mr. Armstrong joined Invesco in 2010. He earned a B.S. in psychology and finance from the University of Illinois and an M.B.A. in finance from Columbia University.
Jason Leder
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Comstock Fund. Mr. Leder joined Invesco in 2010. He earned a bachelor’s degree from The University of Texas and an M.B.A. from Columbia University.
Matthew Seinsheimer
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Comstock Fund. Mr. Seinsheimer joined Invesco in 1998. He earned a B.B.A. from Southern Methodist University and an M.B.A. from The University of Texas at Austin.
James Warwick
Portfolio manager, is manager of Invesco Van Kampen V.I. Comstock Fund. Mr. Warwick joined Invesco in 2010. He earned a B.B.A. from Stephen F. Austin State University and an M.B.A. from the University of Houston.

Invesco Van Kampen V.I. Comstock Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Fund and index data from 4/30/99

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or
100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception (4/30/99)		4.66%

10	Years	3.33

5	Years	1.82

1	Year	15.98

Series II Shares

Inception (9/18/00)		4.58%

10	Years	3.07

5	Years	1.57

1	Year	15.70
     Effective June 1, 2010, Class I and Class II shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Comstock Fund. Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco Van Kampen V.I. Comstock Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results;
current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.62% and 0.87%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.87% and 1.12%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco Van Kampen V.I. Comstock Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable
Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
1	Total annual fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

Invesco Van Kampen V.I. Comstock Fund

Invesco Van Kampen V.I. Comstock Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
During an overall stock market decline, stock prices of small- or medium-sized companies often fluctuate more than stock prices of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies and may be less liquid than larger-sized companies. In addition, small- and medium-sized companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.
     Value investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than the returns on other styles of investing or the overall stock markets.
     The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.
     Investing in real estate investment trusts (REITs) makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and certain other expenses. In addition, REITs depend upon specialized management skills, may be less diversified, may have lower trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets.
     Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.
     Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The ability of the Fund’s investment holdings to generate income depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.
     Industry classifications used in this report are generally classified according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco Van Kampen V.I. Comstock Fund

Schedule of Investments

December 31, 2010

Description	Shares	Value

Common Stocks–94.4%
Aerospace & Defense–1.2%
Honeywell International, Inc.	442,009	$23,497,198

Aluminum–1.8%
Alcoa, Inc.	2,171,150	33,413,999

Asset Management & Custody Banks–2.4%
Bank of New York Mellon Corp.	1,266,062	38,235,072

State Street Corp.	150,700	6,983,438

		45,218,510

Automobile Manufacturers–0.7%
General Motors Co.(a)	369,827	13,631,823

Cable & Satellite–7.1%
Comcast Corp., Class A	4,307,264	94,630,590

DIRECTV, Class A(a)	276,044	11,022,437

Time Warner Cable, Inc.	435,982	28,787,891

		134,440,918

Communications Equipment–0.8%
Cisco Systems, Inc.(a)	787,356	15,928,212

Computer Hardware–2.7%
Dell, Inc.(a)	1,391,004	18,848,104

Hewlett-Packard Co.	781,505	32,901,361

		51,749,465

Data Processing & Outsourced Services–0.3%
Western Union Co.	285,542	5,302,515

Department Stores–0.8%
J.C. Penney Co., Inc.	270,766	8,748,449

Macy’s, Inc.	260,165	6,582,175

		15,330,624

Diversified Banks–1.8%
U.S. Bancorp	481,681	12,990,936

Wells Fargo & Co.	683,627	21,185,601

		34,176,537

Diversified Chemicals–0.4%
Du Pont (E.I.) de Nemours & Co.	149,399	7,452,022

Drug Retail–1.5%
CVS Caremark Corp.	821,450	28,561,817

Electric Utilities–1.0%
American Electric Power Co., Inc.	132,400	4,763,752

FirstEnergy Corp.	368,689	13,648,867

		18,412,619

Electrical Components & Equipment–0.8%
Emerson Electric Co.	269,775	15,423,037

General Merchandise Stores–0.4%
Target Corp.	117,878	7,088,004

Health Care Distributors–1.3%
Cardinal Health, Inc.	650,265	24,911,652

Home Improvement Retail–1.7%
Home Depot, Inc.	462,571	16,217,739

Lowe’s Cos., Inc.	668,721	16,771,523

		32,989,262

Household Products–0.3%
Procter & Gamble Co.	83,774	5,389,181

Hypermarkets & Super Centers–1.5%
Wal-Mart Stores, Inc.	529,163	28,537,761

Industrial Conglomerates–3.3%
General Electric Co.	1,350,889	24,707,760

Textron, Inc.	507,726	12,002,642

Tyco International Ltd. (Switzerland)	605,400	25,087,776

		61,798,178

Industrial Machinery–1.3%
Ingersoll-Rand PLC (Ireland)	523,514	24,652,274

Integrated Oil & Gas–6.1%
BP PLC–ADR (United Kingdom)	395,268	17,458,988

Chevron Corp.	422,300	38,534,875

ConocoPhillips	258,823	17,625,846

Royal Dutch Shell PLC–ADR (United Kingdom)	428,734	28,630,857

Total SA–ADR (France)	244,455	13,073,453

		115,324,019

Integrated Telecommunication Services–3.0%
AT&T, Inc.	831,910	24,441,516

Verizon Communications, Inc.	884,022	31,630,307

		56,071,823

Internet Software & Services–3.6%
eBay, Inc.(a)	1,339,119	37,267,682

Yahoo!, Inc.(a)	1,839,885	30,597,287

		67,864,969

Investment Banking & Brokerage–2.2%
Goldman Sachs Group, Inc.	127,679	21,470,500

Morgan Stanley	720,732	19,611,118

		41,081,618

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Comstock Fund

Description	Shares	Value

IT Consulting & Other Services–0.5%
Accenture PLC, Class A (Ireland)	192,000	$9,310,080

Life & Health Insurance–2.9%
Aflac, Inc.	165,873	9,360,214

MetLife, Inc.	635,000	28,219,400

Torchmark Corp.	288,637	17,243,174

		54,822,788

Managed Health Care–2.3%
UnitedHealth Group, Inc.	858,158	30,988,085

WellPoint, Inc.(a)	203,851	11,590,968

		42,579,053

Movies & Entertainment–6.2%
News Corp., Class B	1,522,447	24,998,580

Time Warner, Inc.	782,715	25,179,942

Viacom, Inc., Class B	1,689,153	66,907,350

		117,085,872

Multi-Utilities–0.3%
Sempra Energy	103,200	5,415,936

Oil & Gas Drilling–0.5%
Noble Corp. (Switzerland)	260,631	9,322,771

Oil & Gas Equipment & Services–3.5%
Halliburton Co.	1,089,468	44,482,978

Weatherford International Ltd. (Switzerland)(a)	939,816	21,427,805

		65,910,783

Other Diversified Financial Services–6.1%
Bank of America Corp.	2,559,420	34,142,663

Citigroup, Inc.(a)	5,655,647	26,751,210

JPMorgan Chase & Co.	1,277,737	54,201,604

		115,095,477

Packaged Foods & Meats–3.9%
Kraft Foods, Inc., Class A	1,345,953	42,410,979

Unilever NV (Netherlands)	1,001,477	31,446,378

		73,857,357

Paper Products–2.8%
International Paper Co.	1,955,567	53,269,645

Personal Products–0.5%
Avon Products, Inc.	302,379	8,787,134

Pharmaceuticals–7.8%
Abbott Laboratories	260,729	12,491,526

Bristol-Myers Squibb Co.	1,381,539	36,583,153

GlaxoSmithKline PLC–ADR (United Kingdom)	256,212	10,048,635

Merck & Co., Inc.	877,566	31,627,479

Pfizer, Inc.	2,627,971	46,015,772

Roche Holdings AG–ADR (Switzerland)	304,098	11,174,081

		147,940,646

Property & Casualty Insurance–3.5%
Chubb Corp.	688,461	41,059,814

Travelers Cos., Inc.	461,393	25,704,204

		66,764,018

Regional Banks–1.4%
PNC Financial Services Group, Inc.	420,718	25,545,997

Semiconductor Equipment–0.5%
KLA-Tencor Corp.	251,619	9,722,558

Semiconductors–0.9%
Intel Corp.	843,581	17,740,508

Soft Drinks–1.3%
Coca-Cola Co.	294,419	19,363,938

PepsiCo, Inc.	81,100	5,298,263

		24,662,201

Systems Software–0.6%
Microsoft Corp.	392,938	10,970,829

Wireless Telecommunication Services–0.9%
Vodafone Group PLC–ADR (United Kingdom)	624,100	16,494,963

Total Long-Term Investments–94.4% (Cost $1,831,078,923)		1,783,546,653

Money Market Funds–2.7%
Liquid Assets Portfolio–Institutional Class(b)	25,138,477	25,138,477

Premier Portfolio–Institutional Class(b)	25,138,477	25,138,477

Total Money Market Funds–2.7% (Cost $50,276,954)		50,276,954

TOTAL INVESTMENTS–97.1% (Cost $1,881,355,877)		1,833,823,607

OTHER ASSETS IN EXCESS OF LIABILITIES–2.9%		54,282,193

NET ASSETS–100.0%		$1,888,105,800

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Comstock Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $1,831,078,923)	$1,783,546,653

Investments in affiliated money market funds, at value and cost	50,276,954

Receivables:
Fund shares sold	66,850,173

Dividends	2,072,213

Investments sold	1,635,639

Expense reimbursement from adviser	23,436

Other	3,533

Total assets	1,904,408,601

Liabilities:
Payables:
Fund shares repurchased	9,106,182

Distributor and affiliates	3,578,675

Investments purchased	2,996,424

Accrued expenses	610,324

Trustees’ deferred compensation and retirement plans	11,196

Total liabilities	16,302,801

Net assets	$1,888,105,800

Net assets consist of:
Capital (par value of $0.001 per share with an unlimited number of shares authorized)	$2,469,055,472

Accumulated undistributed net investment income	25,786,214

Net unrealized appreciation (depreciation)	(47,532,270)

Accumulated net realized gain (loss)	(559,203,616)

Net assets	$1,888,105,800

Net assets value, offering price and redemption price per share:
Series I shares (based on net assets of $223,354,399 and 19,074,216 shares of beneficial interest issued and outstanding)	$11.71

Series II shares (based on net assets of $1,664,751,401 and 142,696,911 shares of beneficial interest issued and outstanding)	$11.67

Statement of Operations

For the Year Ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $557,197)	$42,374,126

Dividends from affiliated money market funds	44,905

Interest	38,074

Total income	42,457,105

Expenses:
Investment advisory fee	10,932,828

Distribution fees	4,502,277

Administrative services fees	2,914,907

Custody	140,727

Trustees’ and officers’ fees and benefits	76,691

Professional fees	74,654

Transfer agent fees	21,781

Other	63,313

Total expenses	18,727,178

Expense reduction	2,400,396

Net expenses	16,326,782

Net investment income	26,130,323

Realized and unrealized gain (loss):
Realized gain (loss):
Investments	65,761,794

Futures contracts	(11,884,840)

Net realized gain	53,876,954

Unrealized appreciation (depreciation):
Beginning of the period	(217,426,062)

End of the period	(47,532,270)

Net unrealized appreciation during the period	169,893,792

Net realized and unrealized gain	223,770,746

Net increase in net assets from operations	$249,901,069

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Comstock Fund

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	December 31,	December 31,
	2010	2009

From investment activities:
Operations:
Net investment income	$26,130,323	$36,407,520

Net realized gain (loss)	53,876,954	(111,063,024)

Net unrealized appreciation during the period	169,893,792	592,297,754

Change in net assets from operations	249,901,069	517,642,250

Distributions from net investment income:
Series I shares	(193,186)	(8,041,700)

Series II shares	(2,889,112)	(95,569,652)

Total distributions	(3,082,298)	(103,611,352)

Net change in net assets from investment activities	246,818,771	414,030,898

From capital transactions:
Proceeds from shares sold	166,714,822	193,807,400

Net asset value of shares issued through dividend reinvestment	3,082,298	103,611,352

Cost of shares repurchased	(841,889,841)	(859,429,553)

Net change in net assets from capital transactions	(672,092,721)	(562,010,801)

Total increase (decrease) in net assets	(425,273,950)	(147,979,903)

Net Assets:
Beginning of the period	2,313,379,750	2,461,359,653

End of the period (including accumulated undistributed net investment income of $25,786,214 and $2,743,906, respectively)	$1,888,105,800	$2,313,379,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Comstock Fund

Financial Highlights

The following schedules present financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Series I Sharesˆ
	Year ended December 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of the period	$10.11		$8.25	$13.86	$14.75	$13.69

Net investment income(a)	0.17		0.16	0.26	0.30	0.30

Net realized and unrealized gain (loss)	1.44		2.12	(4.93)	(0.60)	1.81

Total from investment operations	1.61		2.28	(4.67)	(0.30)	2.11

Less:
Distributions from net investment income	0.01		0.42	0.30	0.26	0.21

Distributions from net realized gain	-0-		-0-	0.64	0.33	0.84

Total distributions	0.01		0.42	0.94	0.59	1.05

Net asset value, end of the period	$11.71		$10.11	$8.25	$13.86	$14.75

Total return*	15.98	%(b)	28.78%	(35.67)%	(2.04)%	16.28%

Net assets at end of the period (in millions)	$223.4		$148.1	$192.5	$309.6	$400.7

Ratio of expenses to average net assets*	0.61	%(c)	0.62%	0.60%	0.59%	0.59%

Ratio of net investment income to average net assets*	1.58	%(c)	1.91%	2.38%	2.03%	2.17%

Portfolio turnover(d)	21%		27%	38%	25%	27%

* If certain expenses had not been assumed by the adviser, total returns would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	0.73	%(c)	N/A	N/A	N/A	N/A

Ratio of net investment income to average net assets	1.70	%(c)	N/A	N/A	N/A	N/A

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Ratios are annualized and based on average daily net assets (000’s omitted) of $144,501.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
ˆ	On June 1, 2010, the Class I shares of the predecessor fund were reorganized into Series I shares of the Fund.
N/A=Not Applicable

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Comstock Fund

Financial Highlights—(continued)

	Series II Sharesˆ
	Year ended December 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$10.10		$8.22		$13.80		$14.70		$13.65

Net investment income(a)	0.14		0.14		0.23		0.26		0.26

Net realized and unrealized gain (loss)	1.44		2.11		(4.91)		(0.59)		1.81

Total from investment operations	1.58		2.25		(4.68)		(0.33)		2.07

Less:
Distributions from net investment income	0.01		0.37		0.26		0.24		0.18

Distributions from net realized gain	-0-		-0-		0.64		0.33		0.84

Total distributions	0.01		0.37		0.90		0.57		1.02

Net asset value, end of the period	$11.67		$10.10		$8.22		$13.80		$14.70

Total return*	15.70	%(b)	28.41	%(c)	(35.80	)%(c)	(2.33	)%(c)	16.04	%(c)

Net assets at end of the period (in millions)	$1,664.8		$2,165.3		$2,268.8		$3,521.5		$3,440.8

Ratio of expenses to average net assets*	0.86	%(d)	0.87%		0.85%		0.84%		0.84%

Ratio of net investment income to average net assets*	1.32	%(d)	1.63%		2.13%		1.78%		1.91%

Portfolio turnover(e)	21%		27%		38%		25%		27%

* If certain expenses had not been assumed by the adviser, total returns would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	0.98	%(d)	N/A		N/A		N/A		N/A

Ratio of net investment income to average net assets	1.44	%(d)	N/A		N/A		N/A		N/A

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	These returns include combined Rule 12b-1 fees and service fees of up to 0.25%.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $1,800,911.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
ˆ	On June 1, 2010, the Class II shares of the predecessor fund were reorganized into Series II shares of the Fund.
N/A=Not Applicable

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen V.I. Comstock Fund (the “Fund”) is a series portfolio of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of forty-one separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen Life Investment Trust Comstock Portfolio (the “Acquired Fund”), an investment portfolio of Van Kampen Life Investment Trust. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class I and Class II shares received Series I and Series II shares, respectively, of the Fund. Information for the Acquired Fund’s Class I and Class II shares prior to the Reorganization are included with Series I and Series II shares, respectively, of the Fund throughout this report.
  The Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Invesco Van Kampen V.I. Comstock Fund

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

Invesco Van Kampen V.I. Comstock Fund

D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.60%

Over $500 million	0.55%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $5,353,503 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.62% and Series II shares to 0.87% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.

Invesco Van Kampen V.I. Comstock Fund

  Prior to the Reorganization, Van Kampen had voluntarily agreed to waive fees and/or reimburse expenses of Class I and Class II shares. Van Kampen did not waive fees and/or reimburse expenses under this agreement.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2010, the Adviser waived advisory fees of $2,400,396.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $249,476 for accounting and fund administrative services and reimbursed $2,477,130 for services provided by insurance companies. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”), provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $132,079 to VKII.
  Also, the Trust has entered into service agreements whereby State Street Bank & Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. Prior to the Reorganization, the Acquired Fund paid $6,763 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the year ended December 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class II shares. Pursuant to such agreements, the Acquired Fund paid $2,234,083 to VKFI. For the year ended December 31, 2010, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,822,649,526	$11,174,081	$—	$1,833,823,607

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Invesco Van Kampen V.I. Comstock Fund

Effect of Derivative Instruments for the year ended December 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Futures Contracts

Realized Gain (Loss)
Interest rate risk	$(11,884,840)

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period June 1, 2010 to December 31, 2010, the Fund paid legal fees of $1,737 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expense of $25,856 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$3,082,298	$103,611,352

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$25,920,907

Unrealized appreciation (depreciation) — investments	(57,574,491)

Temporary book/tax differences	(11,197)

Capital loss carryforward	(549,284,891)

Shares of beneficial interest	2,469,055,472

Total net assets	$1,888,105,800

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Invesco Van Kampen V.I. Comstock Fund

  The Fund utilized $49,021,247 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$208,187,062

December 31, 2017	341,097,829

Total capital loss carryforward	$549,284,891

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $385,998,311 and $1,044,894,421, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$147,522,622

Aggregate unrealized (depreciation) of investment securities	(205,097,113)

Net unrealized depreciation of investment securities	$(57,574,491)

Cost of investments for tax purposes is $1,891,398,098.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2010, undistributed net investment income was decreased by $5,717, undistributed net realized gain was decreased by $5 and shares of beneficial interest increased by $5,722. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	For the		For the
	Year Ended		Year Ended
	December 30, 2010(a)		December 31, 2009
	Shares	Amount	Shares	Amount

Sales:
Series I	7,436,847	$85,067,642	2,067,749	$18,516,951

Series II	7,860,095	81,647,180	22,069,383	175,290,449

Total Sales	15,296,942	$166,714,822	24,137,132	$193,807,400

Dividend Reinvestment:
Series I	18,487	$193,186	714,104	$8,041,700

Series II	277,000	2,889,112	11,583,228	95,569,652

Total Dividend Reinvestment	295,487	$3,082,298	12,297,332	$103,611,352

Repurchases:
Series I	(3,029,626)	$(31,801,304)	(11,459,451)	$(93,050,713)

Series II	(79,919,957)	(810,088,537)	(95,145,270)	(766,378,840)

Total Repurchases	(82,949,583)	$(841,889,841)	(106,604,721)	$(859,429,553)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 77% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Change in Independent Registered Public Accounting Firm (Unaudited)

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

Invesco Van Kampen V.I. Comstock Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco Van Kampen V.I. Comstock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen V.I. Comstock Fund (formerly known as Van Kampen Life Investment Trust Comstock Portfolio; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 19, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco Van Kampen V.I. Comstock Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Series	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
I	$1,000.00	$1,230.04	$3.26	$1,022.28	$2.96	0.58%

II	1,000.00	1,229.72	4.66	1,021.02	4.23	0.83

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco Van Kampen V.I. Comstock Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Corporate Dividends Received Deduction*	100.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Van Kampen V.I. Comstock Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco Van Kampen V.I. Equity and Income Fund
Annual Report to Shareholders ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is available on the SEC website under the predecessor fund.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VK-VIEQI-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the 12 months ended December 31, 2010, Invesco Van Kampen V.I. Equity and Income Fund underperformed the Russell 1000 Value Index, but, excluding variable product issuer charges, outperformed the Barclays Capital U.S. Government/Credit Index. Stock selection in various sectors was the primary driver of the Fund’s relative performance, based on our bottom-up stock selection approach.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	12.11%

Series II Shares	12.03

Russell 1000 Value Index▼	15.51

Barclays Capital U.S. Government/Credit Index▼	6.59

▼Lipper Inc.

How we invest
We describe our investment philosophy as “value with a catalyst.” We believe that undervalued companies that are experiencing positive changes (i.e., “catalysts”) have the potential to generate long-term stock price growth for shareholders. We generally seek to identify companies that are out of favor with investors, underearning relative to their potential and are attractively valued. For these companies, we attempt to identify catalysts that may improve the financial results and/or correct the undervaluation. Examples of catalysts typically include improving operational efficiency, changing industry dynamics and/or a change in management.
     We initially identify potential investments through a series of quantitative screens including, but not limited to, return on capital and enterprise value to sales metrics. We then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s financial statements, an evaluation of its competitive position and stability, and meetings with its executives. During the research process, we also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its risks. This is also where we typically identify the positive catalyst, a prerequisite for potential investment. Finally, we generally set a price target for a stock based on normalized earnings and historical valuation multiples.
     In short, our objective is to exploit negative sentiment toward a company’s stock by analyzing the company’s operations in the context of a cyclical environment and identifying one or more catalysts that may improve the company’s financial performance. Improved financial performance, in turn, has the potential to drive the company’s stock price higher.
     We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.
     The Fund also invests in convertible securities, investment-grade corporate bonds and U.S. government-issued bonds. The fixed-income portion of the portfolio has the potential to reduce volatility compared to an equity-only portfolio and provide some downside protection during periods of stock market volatility.

Market conditions and your Fund
Equity markets were choppy during the fiscal year as investors weighed the competing issues of solid corporate profits and soft macroeconomic data. Corporate earnings were largely positive, but often overshadowed by concerns about high unemployment, a lack of consumer spending, soft housing data and the possibility of additional Federal Reserve accommodation. After rising through April, major equity indexes sold off precipitously in May as the sovereign debt crisis unfolded in the eurozone while U.S. economic indicators remained weak, prompting fears of a double-dip recession. Uncertainty created by the debt crisis combined with subdued employment, consumer spending and housing data added to concerns that the recovery was slowing to a subnormal growth rate. Just as abruptly, however, the markets reversed course starting in September and rallied through the end of the year on modestly better economic news. The major equity indexes produced positive returns for the fiscal year, and all 10 sectors within the S&P 500 Index posted gains. More economically sensitive sectors such as consumer discretionary and industrials had the highest returns, while less economically sensitive sectors such as health care had some of the lowest returns.
     The broad U.S. bond market — as measured by the Barclays Capital U.S. Aggregate Index — generated positive total return for the 12-month period ended December 31, 2010. At the beginning of the period, falling interest rates across maturities combined with tighter credit spreads (the difference between the yields of U.S. Treasuries and other types of fixed-income securities that carry credit risk) caused bond prices to rise. Conversely, a marked rise in rates late in the year negatively affected bond

Portfolio Composition
By security type, based on Net Assets
as of December 31, 2010

Common Stocks & Other
Equity Interests	65.1%

U.S. Dollar Denominated Bonds
& Notes	20.6

U.S. Treasury Securities	7.1

Preferred Stocks	2.0

U.S. Government Sponsored
Agency Securities	0.8

Money Market Funds
Plus Other Assets Less Liabilities	4.4

Top 10 Equity Holdings*

1.	JPMorgan Chase & Co.	3.1%

2.	General Electric Co.	2.6

3.	Marsh & McLennan Cos., Inc.	2.1

4.	Viacom Inc.	1.9

5.	Occidental Petroleum Corp.	1.7

6.	Anadarko Petroleum Corp.	1.5

7.	eBay, Inc.	1.5

8.	Tyco International Ltd.	1.3

9.	American Electric Power Co., Inc.	1.3

10.	Royal Dutch Shell PLC	1.3

Top Five Industries

1.	Other Diversified Financial Services	6.4%

2.	Integrated Oil & Gas	5.4

3.	Pharmaceuticals	4.7

4.	Industrial Conglomerates	4.6

5.	U.S. Treasury Notes	3.9

Total Net Assets	$800.5 million

Total Number of Holdings*	324

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
Invesco Van Kampen V.I. Equity and Income Fund

prices, particularly in U.S. Treasuries.
     The Fund benefitted from an overweight position and stock selection in the consumer discretionary sector. The Fund’s overweight position in the sector was an emphasis mainly within media stocks, which benefited from an increase in advertising revenue during the period. Viacom, a top holding, performed well throughout the period. The company reduced costs, was disciplined with its capital and grew advertising revenue.
     Stock selection within the health care sector also contributed to relative performance. Genzyme, a biotechnology company, received a takeover offer from Sanofi-aventis (not a Fund holding). The stock rose significantly on the news and we eliminated the position.
     The information technology and financial sectors detracted from Fund performance. Within technology, an overweight position coupled with large exposure to hardware/equipment stocks and software services dampened returns. Stock selection in hardware and equipment detracted the most from relative performance. Additionally, the unexpected departure of Hewlett Packard’s CEO weighed heavily on the shares. The Fund continued to own the stock as of the end of the reporting period.
     The Fund maintained a relative underweight to the financials sector, although we cautiously increased exposure to some banks and capital markets companies that we believe had improved their balance sheets and are now better capitalized.
     Real estate was a strong performing asset class during the fiscal year, but the Fund had no exposure and did not participate in the upside within the industry.
     The Fund’s fixed-income holdings also produced positive returns for the full period despite a marked rise in rates late in the year that negatively affected bond prices. Outperformance was mainly due to a sustained overweight position in investment-grade corporate bonds. A consistent underweight position in U.S. government securities also aided both absolute and relative performance as investor preference for credit risk and rising interest rates late in the year dampened returns for U.S. government bonds. The Fund also used active duration and yield curve positioning within the fixed income allocation for risk management and generating outperformance versus its benchmark. U.S. Treasury futures were the main tool used in managing portfolio level duration. The contribution to relative performance from both duration and yield curve positioning was mixed over the Fund’s fiscal year, but overall had a negligible effect.
     Equity markets experienced a strong recovery during the period covered by this report. We believe the market volatility that occurred during 2010 will continue to create opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.
     As always, we would like to caution investors against making investment decisions based on short-term performance. We recommend that you consult a financial adviser to discuss your individual financial program.
     Thank you for your investment in Invesco Van Kampen V.I. Equity and Income Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Thomas Bastian
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Van Kampen V.I. Equity and Income Fund. Mr. Bastian joined Invesco in 2010.
He earned a B.A. in accounting from St. John’s University and an M.B.A. in finance from the University of Michigan.
Cindy Brien
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Equity and Income Fund. Ms. Brien joined Invesco in 1996. She earned a B.B.A. from The University of Texas at Austin.
Chuck Burge
Portfolio manager, is manager of Invesco Van Kampen V.I. Equity and Income Fund. Mr. Burge joined Invesco in 2002. He earned a B.S. in economics from Texas A&M University and an M.B.A. in finance and accounting from Rice University.
Mark Laskin
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Equity and Income Fund. Mr. Laskin joined Invesco in 2010. He earned a B.A. in history from Swarthmore College and an M.B.A. and M.A. from the Wharton School and Lauder Institute, respectively, of the University of Pennsylvania.
Mary Jayne Maly
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Equity and Income Fund. Ms. Maly joined Invesco in 2010. She earned a B.A. from the University of Pittsburgh and an M.B.A. from the American Graduate School of International Management.
Sergio Marcheli
Portfolio manager, is manager of Invesco Van Kampen V.I. Equity and Income Fund. Mr. Marcheli joined Invesco in 2010. He earned a B.B.A. from the University of Houston and an M.B.A. from the University of St. Thomas.
James Roeder
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Equity and Income Fund. Mr. Roeder joined Invesco in 2010. He earned a B.S. in accounting from Clemson University and an M.B.A. in economics and finance from the University of Chicago Graduate School of Business. Mr. Roeder is a Certified Public Accountant.

Invesco Van Kampen V.I. Equity and Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Fund and index data from 4/30/03

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or
100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception	7.44%

5 Years	4.32

1 Year	12.11

Series II Shares

Inception (4/30/03)	7.43%

5 Years	4.31

1 Year	12.03

Effective June 1, 2010, Class II shares of the predecessor fund advised by Morgan Stanley Investment Management Inc. were reorganized into Series II shares of Invesco Van Kampen V.I. Equity and Income Fund. Returns shown above for Series II shares are blended returns of the predecessor fund and Invesco Van Kampen V.I. Equity and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Series I shares incepted on June 1, 2010. Series I shares performance shown prior to that date is that of the predecessor fund’s Class II shares and includes the 12b-1 fees applicable to the predecessor fund’s Class II shares. Class II shares performance reflects any applicable fee waivers or expense reimbursements. The inception date of the predecessor fund’s Class II shares is April 30, 2003.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.71% and 0.76%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.73% and 0.98%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco Van Kampen V.I. Equity and Income Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

Invesco Van Kampen V.I. Equity and Income Fund

Invesco Van Kampen V.I. Equity and Income Fund’s investment objectives are both capital appreciation and current income.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
The ability of the Fund’s equity securities to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest income on debt securities generally is affected by prevailing interest rates, which can vary widely over the short- and long-term. If dividends are reduced or discontinued or interest rates drop, distributions to shareholders from the Fund may drop as well.
     If interest rates fall, it is possible that issuers of callable securities held by the Fund will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Funds’ income and distributions to shareholders and termination of any conversion option on convertible securities.
     Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Because the Fund generally invests only in investment grade-quality debt securities, it is subject to a lower level of credit risk than a fund investing in lower-quality securities.
     The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.
     Investing in real estate investment trusts (REITs) makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and certain other expenses. In addition, REITs depend upon specialized management skills, may be less diversified, may have lower trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets.
     Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.
     Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. The securities of small- and medium-sized companies are subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

About indexes used in this report
The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Barclays Capital U.S. Government/Credit Index includes treasuries and agencies that represent the government portion of the index, and includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements to represent the credit interests.
     The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.
     The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
     Industry classifications used in this report are generally classified according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco Van Kampen V.I. Equity and Income Fund

Schedule of Investments(a)

December 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–65.17%
Air Freight & Logistics–0.35%
FedEx Corp.	30,096	$2,799,229

Asset Management & Custody Banks–0.74%
State Street Corp.	127,886	5,926,237

Automobile Manufacturers–1.10%
Ford Motor Co.(b)	287,686	4,830,248

General Motors Co.(b)	107,542	3,963,998

		8,794,246

Cable & Satellite–2.04%
Comcast Corp.–Class A	427,769	9,398,085

Time Warner Cable, Inc.	104,659	6,910,634

		16,308,719

Communications Equipment–0.69%
Cisco Systems, Inc.(b)	273,702	5,536,991

Computer Hardware–1.77%
Dell, Inc.(b)	473,547	6,416,562

Hewlett-Packard Co.	184,172	7,753,641

		14,170,203

Consumer Electronics–0.76%
Sony Corp.–ADR (Japan)	171,048	6,108,124

Data Processing & Outsourced Services–0.72%
Western Union Co.	309,354	5,744,704

Diversified Banks–1.08%
U.S. Bancorp.	129,594	3,495,150

Wells Fargo & Co.	166,671	5,165,134

		8,660,284

Diversified Chemicals–1.25%
Dow Chemical Co. (The)	147,424	5,033,055

PPG Industries, Inc.	59,592	5,009,900

		10,042,955

Diversified Support Services–0.36%
Cintas Corp.	102,009	2,852,172

Drug Retail–1.01%
Walgreen Co.	208,384	8,118,641

Electric Utilities–2.57%
American Electric Power Co., Inc.	287,312	10,337,486

Edison International	85,117	3,285,516

Entergy Corp.	45,564	3,227,298

FirstEnergy Corp.	100,283	3,712,477

		20,562,777

Food Distributors–0.61%
Sysco Corp.	166,561	4,896,893

Health Care Distributors–0.43%
Cardinal Health, Inc.	90,020	3,448,666

Health Care Equipment–0.80%
Covidien PLC (Ireland)	139,464	6,367,926

Home Improvement Retail–0.94%
Home Depot, Inc. (The)	213,684	7,491,761

Household Products–1.24%
Procter & Gamble Co. (The)	154,941	9,967,355

Human Resource & Employment Services–0.76%
Manpower Inc.	55,568	3,487,448

Robert Half International, Inc.	86,130	2,635,578

		6,123,026

Hypermarkets & Super Centers–0.65%
Wal-Mart Stores, Inc.	97,144	5,238,976

Industrial Conglomerates–3.94%
General Electric Co.	1,140,960	20,868,158

Tyco International Ltd.	257,963	10,689,987

		31,558,145

Industrial Machinery–1.13%
Dover Corp.	47,458	2,773,920

Ingersoll-Rand PLC (Ireland)	132,521	6,240,414

		9,014,334

Insurance Brokers–2.12%
Marsh & McLennan Cos., Inc.	619,675	16,941,914

Integrated Oil & Gas–5.32%
ConocoPhillips	61,568	4,192,781

Exxon Mobil Corp.	77,043	5,633,384

Hess Corp.	121,382	9,290,578

Occidental Petroleum Corp.	134,788	13,222,703

Royal Dutch Shell PLC–ADR (United Kingdom)	153,571	10,255,471

		42,594,917

Integrated Telecommunication Services–0.75%
Verizon Communications, Inc.	167,452	5,991,433

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Equity and Income Fund

	Shares	Value

Internet Software & Services–2.26%
eBay, Inc.(b)	432,556	$12,038,034

Yahoo! Inc.(b)	363,456	6,044,273

		18,082,307

Investment Banking & Brokerage–1.94%
Charles Schwab Corp. (The)	459,040	7,854,174

LPL Investment Holdings, Inc.(b)	16,091	585,230

Morgan Stanley	259,344	7,056,750

		15,496,154

IT Consulting & Other Services–0.59%
Amdocs Ltd.(b)	171,323	4,706,243

Life & Health Insurance–0.56%
Principal Financial Group, Inc.	138,906	4,522,779

Managed Health Care–1.21%
UnitedHealth Group, Inc.	268,818	9,707,018

Movies & Entertainment–3.13%
Time Warner, Inc.	306,888	9,872,587

Viacom Inc.–Class B	382,810	15,163,104

		25,035,691

Office Services & Supplies–0.71%
Avery Dennison Corp.	134,047	5,675,550

Oil & Gas Equipment & Services–1.39%
Cameron International Corp.(b)	40,676	2,063,493

Schlumberger Ltd.	108,149	9,030,442

		11,093,935

Oil & Gas Exploration & Production–2.57%
Anadarko Petroleum Corp.	160,875	12,252,240

Devon Energy Corp.	69,619	5,465,788

Noble Energy, Inc.	33,476	2,881,614

		20,599,642

Oil & Gas Storage & Transportation–0.20%
Williams Cos., Inc. (The)	66,195	1,636,340

Other Diversified Financial Services–5.29%
Bank of America Corp.	765,196	10,207,715

Citigroup, Inc.(b)	1,495,192	7,072,258

JPMorgan Chase & Co.	590,955	25,068,311

		42,348,284

Packaged Foods & Meats–1.81%
Kraft Foods, Inc.–Class A	241,926	7,623,088

Unilever N.V. New York Shares (Netherlands)	218,596	6,863,915

		14,487,003

Personal Products–1.02%
Avon Products, Inc.	279,992	8,136,568

Pharmaceuticals–3.89%
Abbott Laboratories	70,828	3,393,369

Bristol-Myers Squibb Co.	320,113	8,476,592

Merck & Co., Inc.	134,540	4,848,822

Pfizer, Inc.	548,892	9,611,099

Roche Holdings AG–ADR (Switzerland)	131,158	4,819,401

		31,149,283

Property & Casualty Insurance–0.50%
Chubb Corp. (The)	66,744	3,980,612

Regional Banks–1.99%
BB&T Corp.	114,090	2,999,426

Fifth Third Bancorp	209,637	3,077,471

PNC Financial Services Group, Inc.	161,889	9,829,900

		15,906,797

Semiconductors–0.59%
Intel Corp.	225,857	4,749,773

Soft Drinks–0.83%
Coca-Cola Co. (The)	61,481	4,043,605

Coca-Cola Enterprises, Inc.	103,815	2,598,490

		6,642,095

Specialty Chemicals–0.27%
LyondellBasell Industries N.V.–Class A (Netherlands)(b)	62,098	2,136,171

Systems Software–0.17%
Microsoft Corp.	47,781	1,334,046

Wireless Telecommunication Services–1.12%
Vodafone Group PLC–ADR (United Kingdom)	338,575	8,948,537

Total Common Stocks & Other Equity Interests (Cost $453,199,748)		521,635,456

	Principal
	Amount
Bonds & Notes–20.56%
Advertising–0.51%
Interpublic Group of Cos., Inc. (The), Sr. Unsec. Conv. Global Putable Notes,
4.25%, 03/15/23	$1,805,000	2,019,344

4.75%, 03/15/23	1,638,000	1,922,602

WPP Finance (United Kingdom), Sr. Unsec. Gtd. Global Notes, 8.00%, 09/15/14	100,000	115,313

		4,057,259

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Equity and Income Fund

	Principal
	Amount	Value

Aerospace & Defense–0.02%
Raytheon Co., Sr. Unsec. Notes, 1.63%, 10/15/15	$160,000	$153,754

Systems 2001 Asset Trust LLC (United Kingdom)–Series 2001, Class G, Jr. Sec. Gtd. Notes, (INS–MBIA Insurance Corp.) 6.66%, 09/15/13(c)	—	—

		153,754

Agricultural Products–0.03%
Corn Products International, Inc., Sr. Unsec. Notes, 6.63%, 04/15/37	215,000	224,873

Air Freight & Logistics–0.00%
FedEx Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 02/15/11	10,000	10,078

Airlines–0.06%
Continental Airlines, Inc.–Series 2010-1, Class A, Sec. Pass Through Ctfs., 4.75%, 01/12/21	270,000	270,506

Delta Air Lines, Inc.–Series 2010-1, Class A, Sec. Pass Through Ctfs., 6.20%, 07/02/18	230,000	246,963

		517,469

Application Software–0.12%
Adobe Systems, Inc., Sr. Unsec. Global Notes, 4.75%, 02/01/20	185,000	189,974

Cadence Design Systems, Inc.–Series B, Sr. Unsec. Conv. Global Notes, 1.50%, 12/15/13	860,000	812,700

		1,002,674

Asset Management & Custody Banks–0.53%
Affiliated Managers Group, Inc., Sr. Unsec. Conv. Putable Notes, 3.95%, 08/15/38	2,511,000	2,793,487

Janus Capital Group, Inc., Sr. Unsec. Conv. Notes, 3.25%, 07/15/14	1,225,000	1,457,750

		4,251,237

Auto Parts & Equipment–0.50%
Borg Warner Automotive, Inc., Sr. Unsec. Conv. Notes, 3.50%, 04/15/12	1,772,000	3,971,495

Automobile Manufacturers–0.97%
Daimler Finance North America LLC, Unsec. Gtd. Unsub. Global Notes, 7.30%, 01/15/12	170,000	181,119

Ford Motor Co., Sr. Unsec. Conv. Notes, 4.25%, 11/15/16	3,775,000	7,564,156

		7,745,275

Automotive Retail–0.12%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	525,000	545,344

AutoZone, Inc., Sr. Unsec. Global Notes, 6.50%, 01/15/14	360,000	399,682

		945,026

Biotechnology–0.99%
Cephalon, Inc., Sr. Unsec. Sub. Conv. Notes, 2.50%, 05/01/14	2,659,000	3,027,936

Gilead Sciences, Inc., Sr. Conv. Notes, 1.63%, 05/01/16(c)	4,665,000	4,874,925

		7,902,861

Brewers–0.14%
Anheuser-Busch InBev Worldwide Inc., Sr. Unsec. Gtd. Global Notes,
2.50%, 03/26/13	180,000	183,935

3.63%, 04/15/15	340,000	352,008

Sr. Unsec. Gtd. Notes, 7.20%, 01/15/14(c)	215,000	246,279

FBG Financial Ltd. (Australia), Sr. Unsec. Gtd. Notes, 5.13%, 06/15/15(c)	295,000	318,273

		1,100,495

Broadcasting–0.01%
COX Communications Inc., Sr. Unsec. Bonds, 8.38%, 03/01/39(c)	50,000	64,613

Cable & Satellite–0.23%
Comcast Corp., Sr. Unsec. Gtd. Notes, 5.15%, 03/01/20	160,000	168,483

Sr. Unsec. Gtd. Global Notes, 5.70%, 05/15/18	400,000	438,975

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 05/15/16	410,000	456,125

Time Warner Cable Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 02/14/19	200,000	255,367

Sr. Unsec. Gtd. Notes,
6.75%, 06/15/39	130,000	143,808

5.88%, 11/15/40	405,000	402,588

		1,865,346

Casinos & Gaming–0.81%
International Game Technology, Sr. Unsec. Conv. Notes, 3.25%, 05/01/14	3,013,000	3,491,314

MGM Resorts International, Sr. Unsec. Gtd. Conv. Notes, 4.25%, 04/15/15(c)	2,731,000	3,004,100

		6,495,414

Coal & Consumable Fuels–0.40%
Massey Energy Co., Sr. Unsec. Gtd. Conv. Notes, 3.25%, 08/01/15	3,271,000	3,209,669

Communications Equipment–0.89%
Alcatel-Lucent USA, Inc.–Series B, Sr. Unsec. Gtd. Conv. Putable Notes, 2.88%, 06/15/25	4,401,000	4,175,449

Ciena Corp., Sr. Unsec. Conv. Notes, 0.25%, 05/01/13	1,336,000	1,229,120

Corning, Inc., Sr. Unsec. Notes, 6.63%, 05/15/19	35,000	40,355

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Equity and Income Fund

	Principal
	Amount	Value

Communications Equipment–(continued)

JDS Uniphase Corp., Sr. Unsec. Conv. Putable Notes, 1.00%, 05/15/26	$662,000	$630,555

1.00%, 05/15/26(c)	1,100,000	1,047,750

		7,123,229

Computer Storage & Peripherals–0.73%
SanDisk Corp., Sr. Unsec. Conv. Notes, 1.00%, 05/15/13	6,064,000	5,866,920

Construction Materials–0.55%
Cemex S.A.B. de C.V., (Mexico), Unsec. Sub. Conv. Notes, 4.88%, 03/15/15(c)	3,900,000	4,280,250

Holcim U.S. Finance Sarl & Cie SCS (Switzerland), Sr. Unsec. Gtd. Notes, 6.00%, 12/30/19(c)	85,000	88,692

		4,368,942

Construction, Farm Machinery & Heavy Trucks–0.12%
Navistar International Corp., Sr. Unsec. Sub. Conv. Notes, 3.00%, 10/15/14	722,000	967,480

Consumer Finance–0.15%
American Express Co., Sr. Unsec. Notes, 8.13%, 05/20/19	555,000	686,738

Capital One Bank USA NA, Sub. Notes, 8.80%, 07/15/19	400,000	494,531

		1,181,269

Department Stores–0.03%
Macy’s Retail Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.35%, 03/15/12	235,000	243,813

Diversified Banks–1.24%
Abbey National Treasury Services PLC, Sr. Unsec. Gtd. Notes, 3.88%, 11/10/14(c)	210,000	207,615

Ally Financial, Inc., Gtd. Notes, 2.20%, 12/19/12	500,000	514,155

Bank of Nova Scotia (Canada), Sr. Unsec. Global Notes, 2.38%, 12/17/13	360,000	370,077

Barclays Bank PLC (United Kingdom), Sr. Unsec. Global Notes, 6.75%, 05/22/19	485,000	549,430

Unsec. Sub. Global Notes, 5.14%, 10/14/20	275,000	249,125

Commonwealth Bank of Australia (Australia), Sr. Unsec. Notes, 5.00%, 10/15/19(c)	285,000	296,592

Credit Suisse AG (Switzerland), Sub. Global Notes, 5.40%, 01/14/20	550,000	562,793

Unsec. Sub. Global Notes, 6.00%, 02/15/18	70,000	75,412

Groupe BPCE S.A. (France), Sr. Unsec. Notes, 2.38%, 10/04/13(c)	390,000	389,034

HBOS PLC (United Kingdom)–Series G, Unsec. Sub. Medium-Term Notes, 6.75%, 05/21/18(c)	325,000	304,196

HSBC Bank PLC (United Kingdom), Notes, 4.13%, 08/12/20(c)	565,000	553,434

HSBC Finance Corp., Sr. Unsec. Global Notes, 6.38%, 10/15/11	445,000	464,859

6.75%, 05/15/11	120,000	122,624

Korea Development Bank (South Korea), Sr. Unsec. Global Notes, 4.38%, 08/10/15	200,000	205,446

Lloyds TSB Bank PLC (United Kingdom), Sr. Unsec. Gtd. Medium-Term Notes, 5.80%, 01/13/20(c)	185,000	182,422

National Australia Bank Ltd. (Australia), Sr. Unsec. Bonds, 3.75%, 03/02/15(c)	190,000	196,567

Nordea Bank AB (Sweden), Sr. Notes, 4.88%, 01/27/20(c)	245,000	251,825

Rabobank Nederland N.V. (Netherlands), Sr. Unsec. Notes, 4.75%, 01/15/20(c)	490,000	501,310

Royal Bank of Scotland PLC (The) (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.88%, 03/16/15	420,000	427,857

Santander US Debt SA Unipersonal (Spain), Sr. Unsec. Gtd. Notes, 3.72%, 01/20/15(c)	200,000	197,821

Societe Generale (France), Sr. Unsec. Notes, 2.50%, 01/15/14(c)	705,000	705,110

Standard Chartered Bank (United Kingdom), Unsec. Sub. Notes, 6.40%, 09/26/17(c)	100,000	106,888

Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 3.85%, 04/27/15(c)	255,000	260,656

US Bancorp, Sr. Unsec. Notes, 2.00%, 06/14/13	480,000	487,363

US Bank N.A., Sub. Variable Rate Notes, 3.78%, 04/29/20(d)	450,000	458,637

Wells Fargo & Co., Sr. Unsec. Notes, 5.63%, 12/11/17	795,000	885,598

Westpac Banking Corp. (Australia), Sr. Unsec. Global Notes, 2.10%, 08/02/13	400,000	403,750

		9,930,596

Diversified Capital Markets–0.10%
Credit Suisse New York (Switzerland), Sr. Unsec. Global Notes, 5.30%, 08/13/19	170,000	179,803

Sr. Unsec. Medium-Term Notes, 4.38%, 08/05/20	395,000	387,337

UBS AG (Switzerland), Sr. Unsec. Medium-Term Notes, 5.88%, 12/20/17	225,000	247,924

		815,064

Diversified Metals & Mining–0.12%
Anglo American Capital PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 9.38%, 04/08/19(c)	200,000	265,488

Freeport-McMoRan Copper & Gold Inc., Sr. Unsec. Notes, 8.38%, 04/01/17	305,000	336,930

Rio Tinto Finance USA Ltd. (Australia), Sr. Unsec. Gtd. Global Notes, 9.00%, 05/01/19	265,000	356,423

		958,841

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Equity and Income Fund

	Principal
	Amount	Value

Drug Retail–0.05%
CVS Caremark Corp., Sec. Global Pass Through Ctfs., 6.04%, 12/10/28	$351,331	$355,416

Sec. Pass Through Ctfs., 8.35%, 07/10/31(c)	34,156	40,810

		396,226

Electric Utilities–0.17%
Electricite de France S.A. (France), Sr. Unsec. Notes, 4.60%, 01/27/20(c)	125,000	130,089

Enel Finance International S.A. (Luxembourg)-Sr. Unsec. Gtd. Notes, 5.13%, 10/07/19(c)	325,000	322,012

Iberdola Finance Ireland Ltd. (Ireland), Unsec. Unsub. Gtd. Notes, 3.80%, 09/11/14(c)	125,000	124,802

Ohio Power Co.–Series M, Sr. Unsec. Gtd. Notes, 5.38%, 10/01/21	100,000	106,728

Progress Energy Inc., Sr. Unsec. Bonds, 7.05%, 03/15/19	270,000	321,912

Sr. Unsec. Notes, 6.85%, 04/15/12	300,000	322,045

		1,327,588

Electronic Components–0.01%
Corning, Inc., Sr. Unsec. Notes, 7.25%, 08/15/36	55,000	62,456

Environmental & Facilities Services–0.05%
Waste Management, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/14	340,000	367,706

Food Retail–0.17%
Delhaize Group S.A. (Belgium), Sr. Unsec. Gtd. Bonds, 5.88%, 02/01/14	165,000	181,719

Safeway, Inc., Sr. Unsec. Global Notes, 3.95%, 08/15/20	595,000	564,906

WM Wrigley Jr. Co., Sr. Sec. Gtd. Floating Rate Notes, 1.68%, 06/28/11(c)	650,000	651,010

		1,397,635

Gold–0.08%
Gold Fields Orogen Holding BVI Ltd. (Mali), Sr. Unsec. Notes, 4.88%, 10/07/20(c)	665,000	634,220

Health Care Equipment–0.42%
Boston Scientific Corp., Sr. Unsec. Notes, 5.45%, 06/15/14	410,000	435,115

CareFusion Corp., Sr. Unsec. Global Notes, 4.13%, 08/01/12	300,000	312,420

Teleflex Inc., Sr. Unsec. Sub. Conv. Notes, 3.88%, 08/01/17	1,005,000	1,060,275

Wright Medical Group, Inc., Sr. Unsec. Conv. Notes, 2.63%, 12/01/14	1,640,000	1,551,850

		3,359,660

Health Care Facilities–0.35%
Lifepoint Hospitals Inc., Sr. Unsec. Sub. Conv. Notes, 3.50%, 05/15/14	2,770,000	2,808,087

Health Care Services–0.37%
Express Scripts Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 06/15/12	840,000	888,334

Medco Health Solutions Inc., Sr. Unsec. Notes, 2.75%, 09/15/15	190,000	188,948

Omnicare Inc., Sr. Conv. Sub. Notes, 3.75%, 12/15/25	971,000	1,087,520

Series OCR, Sr. Unsec. Gtd. Conv. Putable Deb., 3.25%, 12/15/35	863,000	796,118

		2,960,920

Home Improvement Retail–0.03%
Home Depot, Inc., Sr. Unsec. Global Notes, 5.88%, 12/16/36	210,000	219,385

Hotels, Resorts & Cruise Lines–0.32%
Gaylord Entertainment Co., Sr. Gtd. Conv. Notes, 3.75%, 10/01/14(c)	1,728,000	2,527,200

Hypermarkets & Super Centers–0.02%
Wal-Mart Stores, Inc., Sr. Unsec. Global Notes, 5.25%, 09/01/35	120,000	121,365

6.50%, 08/15/37	45,000	53,214

		174,579

Industrial Conglomerates–0.69%
General Electric Capital Corp., Sr. Unsec. Medium-Term Global Notes,
5.63%, 05/01/18	295,000	321,457

5.88%, 01/14/38	120,000	125,110

Series G, Sr. Gtd. Medium-Term Global Notes, 2.63%, 12/28/12	3,150,000	3,266,550

Sr. Unsec. Medium-Term Notes, 6.00%, 08/07/19	65,000	72,784

General Electric Co., Sr. Unsec. Global Notes, 5.25%, 12/06/17	440,000	473,713

NBC Universal, Inc., Sr. Unsec. Notes 2.10%, 04/01/14(c)	200,000	199,965

5.95%, 04/01/41(c)	190,000	190,843

Textron Inc., Sr. Unsec. Conv. Notes, 4.50%, 05/01/13	474,000	902,970

		5,553,392

Integrated Oil & Gas–0.04%
Hess Corp., Sr. Unsec. Global Notes, 5.60%, 02/15/41	170,000	169,534

Shell International Finance B.V. (Finland), Sr. Unsec. Gtd. Global Notes, 3.10%, 06/28/15	110,000	113,037

		282,571

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Equity and Income Fund

	Principal
	Amount	Value

Integrated Telecommunication Services–0.28%
AT&T Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/31	$3,000	$3,789

AT&T, Inc., Sr. Unsec. Global Notes,
6.15%, 09/15/34	125,000	130,497

6.30%, 01/15/38	610,000	647,228

Sr. Unsec. Notes, 5.35%, 09/01/40(c)	97,000	91,160

Deutsche Telekom International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Bonds, 8.75%, 06/15/30	140,000	188,207

Telecom Italia Capital S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes,
7.00%, 06/04/18	325,000	343,858

7.18%, 06/18/19	140,000	149,714

Verizon Communications, Inc., Sr. Unsec. Global Notes,
6.35%, 04/01/19	235,000	272,066

8.95%, 03/01/39	280,000	401,326

		2,227,845

Internet Retail–0.05%
Expedia Inc., Sr. Unsec. Gtd. Global Notes, 5.95%, 08/15/20	430,000	432,916

Investment Banking & Brokerage–1.09%
Bear Stearns Cos. LLC (The), Sr. Unsec. Global Notes, 7.25%, 02/01/18	285,000	338,277

Charles Schwab Corp. (The), Sr. Unsec. Notes, 4.45%, 07/22/20	465,000	468,998

Goldman Sachs Group Inc. (The), Sr. Unsec. Conv. Medium-Term Notes, 1.00%, 03/15/17(c)	3,328,000	3,303,905

Unsec. Sub. Global Notes, 6.75%, 10/01/37	365,000	376,713

Sr. Unsec. Global Notes, 6.15%, 04/01/18	805,000	885,262

Jefferies Group Inc., Sr. Unsec. Conv. Putable Notes, 3.88%, 11/01/29	1,414,200	1,490,213

Sr. Unsec. Notes, 6.88%, 04/15/21	535,000	563,379

Morgan Stanley, Sr. Unsec. Global Notes, 4.00%, 07/24/15	610,000	617,986

Sr. Unsec. Notes, 3.45%, 11/02/15	715,000	701,995

		8,746,728

Life & Health Insurance–0.23%
Aegon N.V. (Netherlands), Sr. Unsec. Global Bonds, 4.63%, 12/01/15	250,000	258,601

Aflac Inc., Sr. Unsec. Notes, 6.45%, 08/15/40	295,000	306,258

MetLife, Inc, Sr. Unsec. Global Notes,
2.38%, 02/06/14	135,000	135,840

4.75%, 02/08/21	410,000	419,527

5.88%, 02/06/41	135,000	141,983

Pacific LifeCorp., Sr. Notes, 6.00%, 02/10/20(c)	175,000	184,823

Prudential Financial Inc., Series D, Sr. Unsec. Medium-Term Notes,
4.75%, 09/17/15	230,000	244,939

6.63%, 12/01/37	95,000	104,655

7.38%, 06/15/19	70,000	82,307

		1,878,933

Life Sciences Tools & Services–0.39%
Life Technologies Corp., Sr. Unsec. Conv. Putable Notes, 1.50%, 02/15/24	2,545,000	3,085,812

Managed Health Care–0.11%
Aetna Inc, Sr. Unsec. Notes, 3.95%, 09/01/20	550,000	528,263

WellPoint Inc, Sr. Unsec. Notes, 4.35%, 08/15/20	335,000	332,175

		860,438

Movies & Entertainment–0.68%
Liberty Media LLC, Sr. Unsec. Conv. Putable Notes, 3.13%, 03/30/23	4,735,200	5,333,019

Time Warner Inc., Sr. Unsec. Gtd. Notes, 5.88%, 11/15/16	120,000	135,275

		5,468,294

Multi-Line Insurance–0.09%
AIG SunAmerica Global Financing VI, Sr. Sec. Notes, 6.30%, 05/10/11(c)	405,000	413,708

CNA Financial Corp., Sr. Unsec. Global Bonds, 5.88%, 08/15/20	295,000	294,757

		708,465

Multi-Utilities–0.01%
Nisource Finance Corp., Sr. Unsec. Gtd. Bonds, 6.80%, 01/15/19	105,000	119,128

Office REIT’s–0.04%
Digital Realty Trust L.P., Sr. Unsec. Gtd. Notes, 4.50%, 07/15/15(c)	305,000	308,185

Oil & Gas Equipment & Services–0.15%
Helix Energy Solutions Group, Inc., Sr. Unsec. Conv. Putable Notes, 3.25%, 12/15/25	1,208,000	1,171,760

Oil & Gas Exploration & Production–0.04%
Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 5.50%, 01/21/21	335,000	340,465

Oil & Gas Storage & Transportation–0.09%
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Global Notes, 5.25%, 01/31/20	100,000	103,955

Series N, Sr. Unsec. Gtd. Notes, 6.50%, 01/31/19	220,000	250,034

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Equity and Income Fund

	Principal
	Amount	Value

Oil & Gas Storage & Transportation–(continued)

Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/38	$120,000	$140,514

Texas Eastern Transmission LP, Sr. Unsec. Notes, 7.00%, 07/15/32	165,000	193,746

		688,249

Other Diversified Financial Services–1.13%
Bank of America Corp., Sr. Unsec. Global Notes,
5.75%, 12/01/17	865,000	896,836

7.63%, 06/01/19	70,000	80,845

Series L, Sr. Unsec. Medium-Term Global Notes, 5.65%, 05/01/18	280,000	289,523

Citibank NA, Sr. Unsec. Gtd. Notes, 1.75%, 12/28/12	1,500,000	1,530,646

Citigroup Funding Inc., Unsec. Gtd. Unsub. Global Notes, 2.25%, 12/10/12	3,090,000	3,178,143

Citigroup Inc., Sr. Unsec. Global Notes,
6.13%, 11/21/17	460,000	507,430

6.13%, 05/15/18	355,000	389,183

8.50%, 05/22/19	415,000	517,064

ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.75%, 07/01/13(c)	290,000	295,012

JPMorgan Chase & Co., Sr. Unsec. Global Notes, 4.40%, 07/22/20	360,000	355,637

Sr. Unsec. Notes, 6.00%, 01/15/18	590,000	659,428

Merrill Lynch & Co., Inc., Sr. Unsec. Medium-Term Notes, 6.88%, 04/25/18	285,000	311,734

		9,011,481

Packaged Foods & Meats–0.13%
Grupo Bimbo SAB de CV (Mexico), Sr. Unsec. Gtd. Notes, 4.88%, 06/30/20(c)	270,000	272,538

Kraft Foods Inc., Sr. Unsec. Global Notes,
5.38%, 02/10/20	200,000	215,898

7.00%, 08/11/37	275,000	324,024

Sr. Unsec. Notes, 6.88%, 01/26/39	180,000	210,238

		1,022,698

Pharmaceuticals–0.78%
Endo Pharma Holdings Inc., Sr. Unsec. Sub. Conv. Notes, 1.75%, 04/15/15	1,493,000	1,993,155

GlaxoSmithKline Capital Inc., Sr. Unsec. Gtd. Global Bonds,
5.65%, 05/15/18	75,000	85,688

6.38%, 05/15/38	70,000	82,815

Merck & Co. Inc., Sr. Unsec. Global Notes, 5.00%, 06/30/19	280,000	309,599

Mylan Labs Inc., Sr. Unsec. Gtd. Conv. Notes, 1.25%, 03/15/12	2,850,000	3,031,687

Pfizer Inc., Sr. Unsec. Global Notes, 6.20%, 03/15/19	650,000	765,385

		6,268,329

Property & Casualty Insurance–0.02%
Travelers Cos., Inc. (The), Sr. Unsec. Notes, 5.35%, 11/01/40	180,000	176,865

Railroads–0.06%
CSX Corp., Sr. Unsec. Global Notes, 6.15%, 05/01/37	75,000	79,905

Sr. Unsec. Notes, 5.50%, 04/15/41	325,000	319,416

Union Pacific Corp., Sr. Unsec. Notes, 6.13%, 02/15/20	105,000	120,500

		519,821

Real Estate Management & Development–0.00%
Brookfield Asset Management, Inc. (Canada), Sr. Unsec. Yankee Notes, 7.13%, 06/15/12	10,000	10,547

Regional Banks–0.20%
Key Bank NA, Sr. Unsec. Gtd. Global Notes, 3.20%, 06/15/12	500,000	518,680

Nationwide Building Society (United Kingdom), Sr. Unsec. Notes, 6.25%, 02/25/20(c)	485,000	509,194

PNC Funding Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 02/08/20	330,000	346,298

Sr. Unsec. Gtd. Notes, 6.70%, 06/10/19	165,000	190,655

		1,564,827

Reinsurance–0.02%
Reinsurance Group of America, Inc., Sr. Unsec. Notes, 6.45%, 11/15/19	150,000	159,191

Restaurants–0.03%
Yum! Brands, Inc., Sr. Unsec. Global Bonds, 6.25%, 03/15/18	100,000	113,475

Sr. Unsec. Notes, 5.30%, 09/15/19	155,000	165,958

		279,433

Retail REIT’s–0.03%
WEA Finance LLC/WT Finance Australia Pty Ltd., Sr. Unsec. Gtd. Notes, 6.75%, 09/02/19(c)	225,000	250,460

Semiconductors–0.94%
Linear Technologies Corp., Sr. Unsec. Conv. Putable Notes, 3.00%, 05/01/27(c)	1,193,000	1,270,545

Linear Technology Corp.–Class A, Sr. Unsec. Conv. Global Putable Notes, 3.00%, 05/01/27	819,000	872,235

Micron Technology, Inc., Sr. Unsec. Conv. Notes, 1.88%, 06/01/14	3,414,000	3,243,300

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Equity and Income Fund

	Principal
	Amount	Value

Semiconductors–(continued)

Xilinx Inc., Jr. Unsec. Conv. Sub. Notes,
3.13%, 03/15/37	$763,000	$797,335

3.13%, 03/15/37(c)	1,302,000	1,360,590

		7,544,005

Sovereign Debt–0.04%
Republic of Italy (Italy), Sr. Unsec. Global Notes, 6.88%, 09/27/23	290,000	320,777

Specialized Finance–0.23%
NASDAQ OMX Group Inc. (The), Sr. Unsec. Conv. Notes, 2.50%, 08/15/13	1,601,000	1,592,995

Sr. Unsec. Notes, 5.55%, 01/15/20	240,000	241,452

		1,834,447

Specialized REIT’s–0.05%
Health Care REIT Inc., Sr. Unsec. Notes, 4.95%, 01/15/21	415,000	401,004

Steel–0.56%
Allegheny Technologies Inc., Sr. Unsec. Conv. Notes, 4.25%, 06/01/14	2,058,000	3,115,297

ArcelorMittal (Luxembourg), Sr. Unsec. Global Bonds, 9.85%, 06/01/19	410,000	519,947

Sr. Unsec. Global Notes, 3.75%, 08/05/15	515,000	519,420

Vale Overseas Ltd. (Cayman Islands), Sr. Unsec. Gtd. Global Notes,
5.63%, 09/15/19	160,000	171,222

6.88%, 11/10/39	160,000	174,540

		4,500,426

Systems Software–0.49%
Symantec Corp.–Class B, Sr. Unsec. Conv. Global Notes, 1.00%, 06/15/13	3,445,000	3,931,606

Thrifts & Mortgage Finance–0.08%
MGIC Investment Corp., Sr. Unsec. Conv. Notes, 5.00%, 05/01/17	554,000	639,178

Wireless Telecommunication Services–0.38%
American Tower Corp., Sr. Unsec. Notes, 4.50%, 01/15/18	295,000	292,143

Clearwire Communications LLC/Clearwire Finance Inc., Sr. Unsec. Gtd. Conv. Putable Notes, 8.25%, 12/01/40(c)	700,000	714,000

SBA Communications Corp., Sr. Unsec. Conv. Notes, 1.88%, 05/01/13	1,821,000	2,050,901

		3,057,044

Total Bonds & Notes (Cost $145,894,909)		164,574,674

U.S. Treasury Securities–7.07%
U.S. Treasury Bills–0.04%
0.16%, 04/28/11(d)	320,000	319,875

U.S. Treasury Notes–3.88%
1.50%, 12/31/13	500,000	507,109

1.75%, 03/31/14	2,300,000	2,344,562

2.63%, 07/31/14	1,000,000	1,045,625

2.38%, 10/31/14	14,100,000	14,591,297

2.13%, 11/30/14	4,700,000	4,813,828

2.25%, 01/31/15	6,000,000	6,156,562

3.63%, 08/15/19	1,260,000	1,315,716

3.38%, 11/15/19	300,000	306,188

		31,080,887

U.S. Treasury Bonds–1.59%
5.38%, 02/15/31	8,800,000	10,267,125

4.25%, 05/15/39	250,000	246,172

4.63%, 02/15/40	200,000	209,438

4.25%, 11/15/40	2,000,000	1,967,187

		12,689,922

U.S. Government Securities–1.56%
2.63%, 04/30/16	2,000,000	2,046,875

6.63%, 02/15/27	2,500,000	3,286,328

8.13%, 08/15/21	2,700,000	3,844,547

4.00%, 08/15/18	3,055,000	3,308,947

		12,486,697

Total U.S. Treasury Securities (Cost $55,151,373)		56,577,381

	Shares
Preferred Stocks–1.97%
Agricultural Products–0.17%
Archer-Daniels-Midland Co., 6.25% Pfd.(b)	34,250	1,329,927

Health Care Facilities–0.22%
HealthSouth Corp.–Series A, 6.50% Pfd.	1,785	1,736,359

Health Care Services–0.13%
Omnicare Capital Trust II–Series B, 4.00% Pfd.	26,407	1,021,951

Household Appliances–0.16%
Stanley Black & Decker. 4.75% Pfd.	12,300	1,328,151

Multi-Utilities–0.25%
CenterPoint Energy, Inc., 3.07% Pfd.	62,215	1,977,193

Oil & Gas Storage & Transportation–0.46%
El Paso Energy Capital Trust I, 4.75% Pfd(b)	95,499	3,712,046

Regional Banks–0.40%
KeyCorp.–Series A, 7.75% Pfd.	30,290	3,244,059

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Equity and Income Fund

	Shares	Value

Trucking–0.18%
Swift Mandatory Common Exchange Security Trust, 6.00% Pfd.(b)(c)	114,220	$1,438,943

Total Preferred Stocks (Cost $13,889,729)		15,788,629

	Principal
	Amount
U.S. Government Sponsored Agency Securities–0.78%
Federal Home Loan Mortgage Corp. (FHLMC)–0.36%
Federal Home Loan Mortgage Corp., Sr. Unsec. Global Bonds, 6.75%, 03/15/31	$650,000	833,820

Sr. Unsec. Global Notes, 3.00%, 07/28/14	900,000	948,305

Unsec. Global Notes, 4.88%, 06/13/18	1,000,000	1,118,774

		2,900,899

Federal National Mortgage Association (FNMA)–0.21%
Federal National Mortgage Association, Sr. Unsec. Global Notes, 4.38%, 10/15/15	1,520,000	1,671,831

U.S. Agency Securities–0.21%
Federal Home Loan Mortgage Corp., Sr. Unsec. Global Notes, 5.00%, 04/18/17	1,500,000	1,693,037

Total U.S. Government Sponsored Agency Securities (Cost $6,068,216)		6,265,767

Municipal Obligation–0.03%
Texas (State of) Transportation Commission Series 2010B, Taxable First Tier Build America RB, 5.03%, 04/01/26 (Cost $205,000)	205,000	202,790

Asset-Backed Securities–0.00%
Federal Home Loan Mortgage Corp., 6.50%, 02/01/26 (Cost $8,605)	8,141	9,136

U.S. Government Sponsored Mortgage-Backed Securities–0.00%
U.S. Agency Securities–0.00%
9.50%, 04/01/30 (Cost $16,385)	14,490	17,329

	Shares
Money Market Funds–4.25%
Liquid Assets Portfolio–Institutional Class(e)	17,009,779	17,009,779

Premier Portfolio–Institutional Class(e)	17,009,779	17,009,779

Total Money Market Funds (Cost $34,019,558)		34,019,558

TOTAL INVESTMENTS–99.83% (Cost $708,453,523)		799,090,720

OTHER ASSETS LESS LIABILITIES–0.17%		1,368,896

NET ASSETS–100.00%		$800,459,616

Investment Abbreviations:

ADR	– American Depositary Receipt
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
FHLMC	– Federal Home Loan Mortgage Corp.
FNMA	– Federal National Mortgage Association
Gtd.	– Guaranteed
INS	– Insurer
Jr.	– Junior
Pfd.	– Preferred
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2010 was $33,577,854, which represented 4.19% of the Fund’s Net Assets.
(d)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(e)	The money market fund and the Fund are affiliated by having the same investment advisor.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Equity and Income Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $674,433,965)	$765,071,162

Investments in affiliated money market funds, at value and cost	34,019,558

Total investments, at value (Cost $708,453,523)	799,090,720

Receivables for:
Fund shares sold	563,278

Dividends and interest	2,503,142

Investment for trustee deferred compensation and retirement plans	1,955

Other assets	316

Total assets	802,159,411

Liabilities:
Payable for:
Investments purchased	101,715

Fund shares reacquired	227,352

Variation margin	96,266

Accrued fees to affiliates	1,223,468

Accrued other operating expenses	45,880

Trustee deferred compensation and retirement plans	5,114

Total liabilities	1,699,795

Net assets applicable to shares outstanding	$800,459,616

Net assets consist of:
Shares of beneficial interest	$749,744,038

Undistributed net investment income	12,043,490

Undistributed net realized gain (loss)	(52,559,140)

Unrealized appreciation	91,231,228

$800,459,616

Net assets:
Series I	$45,973

Series II	$800,413,643

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	3,269

Series II	56,957,343

Series I:
Net asset value per share	$14.06

Series II:
Net asset value per share	$14.05

Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $84,378)	$10,499,128

Dividends from affiliated money market funds	29,916

Interest	6,809,391

Total investment income	17,338,435

Expenses:
Advisory fees	2,879,490

Administrative services fees	1,893,075

Custodian fees	37,285

Distribution fees — Series II	2,079,310

Transfer agent fees	13,531

Trustees’ and officers’ fees and benefits	24,886

Other	118,042

Total expenses	7,045,619

Less: Fees waived	(1,757,816)

Net expenses	5,287,803

Net investment income	12,050,632

Realized and unrealized gain from:
Net realized gain from:
Investment securities	25,074,690

Futures contracts	(1,649,494)

Swap agreements	5,123

23,430,319

Change in net unrealized appreciation of:
Investment securities	48,572,792

Futures contracts	135,594

48,708,386

Net realized and unrealized gain	72,138,705

Net increase in net assets resulting from operations	$84,189,337

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Equity and Income Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	December 31,	December 31,
	2010	2009

Operations:
Net investment income	$12,050,632	$11,732,832

Net realized gain	23,430,319	(27,956,625)

Change in net unrealized appreciation	48,708,386	134,974,013

Net increase in net assets resulting from operations	84,189,337	118,750,220

Distributions to shareholders from net investment income — Series II	(13,994,794)	(15,771,072)

Share transactions–net:
Series I	44,483	—

Series II	57,438,806	52,678,233

Net increase in net assets resulting from share transactions	57,483,289	—

Net increase in net assets	127,677,832	155,657,381

Net assets:
Beginning of year	672,781,784	517,124,403

End of year (includes undistributed net investment income of $12,043,490 and $11,479,842, respectively)	$800,459,616	$672,781,784

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen V.I. Equity and Income Fund (the “Fund”), is a series portfolio of Variable Insurance Funds (Invesco Variable Insurance Funds), formerly AIM Variable Insurance Funds, (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  Prior to June 1, 2010, the Fund operated as Universal Institutional Funds Equity and Income Portfolio (“the Acquired Fund”), an investment portfolio of The Universal Institutional Funds, Inc. The Acquired Fund was reorganized on June 1, 2010 (“the Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class II shares received Series II shares of the Fund.
  Information for the Acquired Fund’s — Class II shares prior to the Reorganization is included with Series II shares of the Fund throughout this report.
  The Fund’s investment objectives are both capital appreciation and current income.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean

Invesco Van Kampen V.I. Equity and Income Fund

between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Invesco Van Kampen V.I. Equity and Income Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $150 million	0.50%

Next $100 million	0.45%

Next $100 million	0.40%

Over $350 million	0.35%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee to Morgan Stanley Investment Management Inc. (“MS Investment Management”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.70% and Series II shares to 0.75% of average daily net assets, through at least June 30, 2012. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Prior to the Reorganization, MS Investment Management had voluntarily agreed to waive fees and/or reimburse expenses of Class II shares to 1.00% of the Acquired Fund’s average daily net assets.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market

Invesco Van Kampen V.I. Equity and Income Fund

funds. Prior to the Reorganization, investment advisory fees paid by the Acquired Fund were reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class shares.
  For the year ended December 31, 2010, the MS Investment Management and the Advisor waived advisory fees of $10,775 and $25,597, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $103,659 for accounting and fund administrative services and reimbursed $1,063,122 for services provided by insurance companies. Prior to the Reorganization, the Acquired Fund paid an administration fee of $726,293 to MS Investment Management and JPMorgan Investor Services Co.
  Also, the Trust has entered into service agreements whereby State Street Bank & Trust Company (“SSB”) serves as custodian, fund accountant and provide certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. Prior to the Reorganization, the Acquired Fund paid $2,702 to Morgan Stanley Services Company Inc., which served as the Acquired Fund’s transfer agent. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. IDI has contractually agreed to waive 0.20% of Rule 12b-1 plan fees on Class II shares through at least June 30, 2012.
  Prior to the Reorganization, the Acquired Fund paid distribution fees to Morgan Stanley Distribution Inc. (“MSDI”) based on the annual rate of 0.35% of the Acquired Fund’s average daily net assets of Class II shares. MSDI had voluntarily agreed to waive 0.30% distribution fee that it received from the Acquired Fund. MSDI was paid distribution fees of $145,245, after fee waivers of $870,959.
  12b-1 fees before fee waivers under this agreement are shown as Distribution fees in the Statement of Operations. For the year ended December 31, 2010, fees incurred after fee waivers for Series II shares were $357,866.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Van Kampen V.I. Equity and Income Fund

  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$561,471,747	$9,971,896	$—	$571,443,643

U.S. Treasury Securities	—	319,875	—	319,875

U.S. Government Sponsored Securities	—	62,861,379	—	62,861,379

Corporate Debt Securities	—	164,253,897	—	164,253,897

Asset Backed Securities	—	9,136	—	9,136

Municipal Obligations	—	202,790	—	202,790

	$561,471,747	$237,618,973	$—	$799,090,720

Futures*	594,031	—	—	594,031

Total Investments	$562,065,778	$237,618,973	$—	$799,684,751

*	Unrealized appreciation.

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Futures contracts(a)
Interest rate risk	$619,558	$(25,527)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the year ended December 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
		Swap
	Futures*	Agreements

Realized Gain (Loss)
Credit risk	—	$5,123

Interest rate risk	$(1,649,494)	—

Change in Unrealized Appreciation (Depreciation)
Interest rate risk	135,594	—

Total	$(1,513,900)	$5,123

*	The average value of futures during the period was $38,416,813.

Open Futures Contracts
				Unrealized
	Number of	Month/		Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

U.S. Treasury 2 Year Notes	65	March-2011/Long	$14,228,906	$(25,527)

Subtotal			$14,228,906	$(25,527)

U.S. Treasury 5 Year Notes	100	March-2011/Short	(11,771,875)	195,884

U.S. Treasury 10 Year Notes	50	March-2011/Short	(6,021,875)	160,442

U.S. Long Bonds	53	March-2011/Short	(6,472,625)	263,232

Subtotal			$(24,266,375)	$619,558

Total			$(10,037,469)	$594,031

Invesco Van Kampen V.I. Equity and Income Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$13,994,794	$15,771,072

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$12,048,991

Net unrealized appreciation — investments	87,004,975

Temporary book/tax differences	(5,501)

Capital loss carryforward	(48,332,887)

Shares of beneficial interest	749,744,038

Total net assets	$800,459,616

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $23,205,519 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2017	$48,332,887

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

Invesco Van Kampen V.I. Equity and Income Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $284,003,091 and $234,896,276, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$94,898,272

Aggregate unrealized (depreciation) of investment securities	(7,893,297)

Net unrealized appreciation of investment securities	$87,004,975

Cost of investments for tax purposes is $712,085,745.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2010, undistributed net investment income (loss) was increased by $2,507,810, undistributed net realized gain (loss) was decreased by $2,506,812 and shares of beneficial interest decreased by $998. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Years ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Series I(b)	3,269	$44,487	—	$—

Series II	9,140,570	119,604,678	10,389,966	116,829,247

Issued as reinvestment of dividends:
Series II	1,110,698	13,994,794	1,504,873	15,771,072

Reacquired:
Series I	—	(4)	—	—

Series II	(5,846,609)	(76,160,666)	(7,373,030)	(79,922,086)

Net increase in share activity	4,407,928	$57,483,289	4,521,809	$52,678,233

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 83% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of June 1, 2010.

Invesco Van Kampen V.I. Equity and Income Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses				Ratio of
			Net gains									to average		to average net		Ratio of net		rebate from
	Net asset	Net	on securities		Dividends	Distributions						net assets		assets without		investment		Morgan Stanley
	value,	investment	(both	Total from	from net	from net		Net asset			Net assets,	with fee waivers		fee waivers		income (loss)		Affiliates
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total		end of period	and/or expenses		and/or expenses		to average		to average	Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	return(b)		(000s omitted)	absorbed		absorbed		net assets		net assets	turnover(c)

Series I
Year ended 12/31/10(d)	$12.27	$0.13	$1.66	$1.79	$—	$—	$—	$14.06	14.59%		$46	0.69	%(e)	0.70	%(e)	1.73	%(e)	—	34%

Series II
Year ended 12/31/10	12.80	0.22	1.29	1.51	(0.26)	—	(0.26)	14.05	12.03		800,414	0.74	(e)	0.98	(e)	1.68	(e)	—	34
Year ended 12/31/09	10.77	0.24	2.11	2.35	(0.32)	—	(0.32)	12.80	22.49		672,782	0.74	(f)	1.04	(f)	2.09	(f)(g)	0.01	81
Year ended 12/31/08	14.74	0.32	(3.56)	(3.24)	(0.31)	(0.42)	(0.73)	10.77	(22.68	)(h)	517,124	0.75	(f)	1.05	(f)	2.50	(f)(g)	0.01	95
Year ended 12/31/07	14.89	0.35	0.17	0.52	(0.28)	(0.39)	(0.67)	14.74	3.36		711,897	0.74	(f)	1.04	(f)	2.31	(f)(g)	0.00 (i)	70
Year ended 12/31/06	13.69	0.32	1.35	1.67	(0.16)	(0.31)	(0.47)	14.89	12.58		570,626	0.78		1.08		2.25		—	56

(a)	Calculate using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of June 1, 2010.
(e)	Ratios are based on average daily net assets (000’s omitted) of $11 and $715,562 for Series I and Series II shares, respectively.
(f)	The ratios reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.
(g)	Ratio of net investment income to average net assets without fee waivers and/or expenses absorbed was 1.79%, 2.20%, 2.01%, 1.95% and 1.49% for the years ended December 31, 2009 through December 31, 2005, respectively.
(h)	The Adviser reimbursed the Portfolio for losses incurred on derivative transactions which breached an investment guideline of the Portfolio during the period. The impact of this reimbursement is reflected in the total return shown above. Without this reimbursement, the total return for Series II would have been (22.68)%.
(i)	Amount is less than 0.005%.

NOTE 12—Change in Independent Registered Public Accounting Firm (unaudited)

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

Invesco Van Kampen V.I. Equity and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco Van Kampen V.I. Equity and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen V.I. Equity and Income Fund, (formerly known as Universal Institutional Funds Equity and Income Portfolio; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 19, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco Van Kampen V.I. Equity and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,174.60	$3.79	$1,021.72	$3.53	0.69%

Series II	1,000.00	1,173.80	4.07	1,021.46	3.78	0.74

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco Van Kampen V.I. Equity and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Corporate Dividends Received Deduction*	64.49%
U.S. Treasury Obligations*	10.65%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Van Kampen V.I. Equity and Income Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund
Annual Report to Shareholders ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is available on the SEC website under the predecessor fund.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VK-VIGTAA-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio was reorganized as Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund. Effective June 1, 2010, Mark Ahnrud, Chris Devine, Scott Hixon, Bernhard Langer, Christian Ulrich and Scott Wolle managed the Fund. A detailed listing of your Fund’s managers appears later in this report.
     For the 12 months ended December 31, 2010, Series I shares of Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund returned 9.56% and outperformed the Fund’s custom style-specific benchmark, the VK GTAA Blended Benchmark, which returned 8.32% over the same period. Despite weaknesses in fixed income and equity markets during the first and second quarters, respectively, recoveries in the second half of the reporting period helped drive outperformance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	9.56%

Series II Shares	9.32

MSCI World Index▼ (Broad Market Index)	11.76

VK GTAA Blended Benchmark■ (Style-Specific Index)	8.32

▼Lipper Inc.; ■Invesco, Bloomberg L.P.

How we invest
Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund relies on an actively managed quantitative strategy designed to generate absolute returns from a macroeconomic, multi-asset overlay investment discipline.
The research and investment process is focused on understanding the differentiating factors of each market. Accordingly, each decision is represented by an individual model. These models determine the buy/sell decisions across the asset classes. We believe this strategy has the potential to improve diversification and improve the team’s ability to realize excess returns from each market over a full cycle.
     The Invesco Van Kampen V.I. Global Tactical Asset Allocation overlay strategy is reset on a monthly basis and implemented with derivatives, mainly futures. It is designed to align the portfolio with the prevailing economic environment and to take advantage of relative price trends without disrupting the underlying bottom-up security selection process.
     From an equity standpoint, our philosophy is based on certain assumptions: We believe that markets are inefficient and offer exploitable opportunities. Thus, we strive to achieve outperformance. Risk and return are the focus of our efforts.

     We work on a stock-picking level and calculate an estimated attractiveness for each security in the universe. We purely focus on stock selection and keep country/currency, industry and style exposures very close to the benchmark. When considering risk, we take into account the active risk versus our benchmark, which we manage through the use of an optimizer, as well as limiting active factor exposures.
     Our stock picking is based on fundamental or behavioral finance concepts. We believe we employ a highly efficient and systematic process in an effort to capture the insight contained in these concepts in our portfolios. We endeavor to minimize transaction costs through state of the art trading techniques. Our research effort is directed to continually enhance and update the investment process to stay ahead of the competition.
     The global fixed-income exposure, gained through the use of sovereign debt instruments, is implemented through swaps and exchange-traded funds (ETFs).

Market conditions and your Fund
The first quarter of 2010 was characterized by a healthy recovery in global equities from the 2008-2009 financial crisis. Hopes for a relatively rapid, sustained recovery were fueled by record amounts of monetary and fiscal stimulus and an exceptionally low interest rate policy. Not surprising, cyclical assets, such as equities, enjoyed significant price advances during that period driven by anticipation that improving economic conditions would boost earnings growth.
     The Fund’s exposure to equity, specifically emerging markets, and U.S. high yield fixed-income securities, enhanced performance during this time. Conversely, an underweight position in U.S. equities detracted from returns,

Portfolio Composition
By sector

Financials	19.7%

Health Care	8.3

Information Technology	8.1

Energy	7.5

Consumer Discretionary	7.4

Materials	5.5

Industrials	3.8

Telecommunication Services	3.3

Consumer Staples	2.7

Utilities	2.1

Money Market Funds Plus
Other Assets in Excess of Liabilities	31.6

Top 10 Equity Holdings*

1.	Chevron Corp.	2.2%

2.	Canon, Inc.	2.0

3.	Exxon Mobil Corp.	1.7

4.	Microsoft Corp.	1.6

5.	BCE, Inc.	1.6

6.	International Business Machines Corp.	1.6

7.	Novo Nordisk A/S	1.5

8.	BHP Billiton PLC	1.5

9.	BHP Billiton Ltd.	1.3

10.	ConocoPhillips	1.3

Top Five Countries*

1.	United States	34.8%

2.	Japan	7.4

3.	United Kingdom	5.8

4.	Canada	3.5

5.	Sweden	2.0

Total Net Assets	$74.7 million

Total Number of Holdings*	120

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund

as the U.S. equity market advanced on better-than-expected economic data and resilient corporate profits.
     Active currency decisions, implemented through forward contracts, also hampered results. Losses from underweight positions in the Japanese yen, U.S. dollar and Australian dollar, and overweight positions in the Canadian dollar and the Brazilian real, overwhelmed gains from an overweight position in the Korean won and the underweight position in the euro.
     At the onset of the second quarter of 2010, Chinese officials began to tighten monetary policy in response to fears about inflation, creating concerns about the pace of growth for the Chinese economy and its impact on demand for commodities. Furthermore, concerns about a double-dip recession in the U.S. and fiscal concerns in the peripheral European economies, such as Greece, Ireland, Portugal and Spain, ignited fears of a renewed global economic slowdown. These developments led to a flight to safety approach among global investors driving government bond yields of the world’s largest industrial countries to multidecade lows.
     In the final months of the reporting period, equities began to rebound helped by two rather unusual events. In the case of Europe, the creation of a facility to support weaker economies removed the worst of the uncertainty. Domestically, the U.S. Federal Reserve (the Fed) unveiled a second round of quantitative easing (QE2). Government bonds benefited from both the economic events and the U.S. policy response, resulting in yields across the yield curve dropping at or near multidecade lows. By year’s end, however, bond yields began to rise. Riskier assets, such as equities, rebounded substantially, posting significant gains in the fourth quarter. Commodities had a very eventful quarter as well with all the major segments rising.
     Within the Fund, emerging markets equity exposure continued to contribute positively to performance. With the exception of Australia, where yields declined only modestly, all government fixed income markets benefited from substantial price advances during the period. As a result, the developed market fixed-income strategy had a positive effect on the Fund’s results. Strong performance from both the equity and fixed-income components of the Fund in the fourth quarter contributed to the outperformance for the reporting period.
     We thank you for your continued commitment to Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund. Mr. Ahnrud joined Invesco in 2000. He began his investment career in 1985. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. from the Fuqua School of Business at Duke University.
Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund. Mr. Devine joined Invesco in 2003. He began his investment career in 1996. Mr. Devine earned a B.A. in economics from Wake Forest University and an M.B.A. from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund. Mr. Hixon joined Invesco in 1997. He began his investment career in 1992. Mr. Hixon earned a B.B.A. in finance from Georgia Southern University and an M.B.A. in finance from Georgia State University.
Bernhard Langer
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund. Mr. Langer joined Invesco in 1994. He began his investment career in 1989. Mr. Langer earned an M.B.A. with a focus in economics and banking from the University of Munich.
Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund. Mr. Ulrich joined Invesco in 2000. He began his investment career in 1987. Mr. Ulrich graduated from the KV Zurich Business School in Zurich, Switzerland.
Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund. Mr. Wolle joined Invesco in 1999. He began his investment career in 1991. Mr. Wolle earned a B.S. in finance from Virginia Polytechnic Institute and State University and an M.B.A. from the Fuqua School of Business at Duke University.

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund data from 1/23/09, index data from 1/31/09

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception (1/23/09)		19.18%

1	Year	9.56

Series II Shares

Inception (1/23/09)		18.87%

1	Year	9.32
Effective June 1, 2010, Class I and Class II shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund. Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.98% and 1.23%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.58% and 1.83%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

2	The expense ratio includes estimated acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.08% for Invesco Van Kampen V.I. Global Asset Allocation Fund.

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund’s investment objective is to seek capital appreciation over time.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
Market risk is the possibility that the market values of securities owned by the Fund will decline. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The prices of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer maturities. The yields and market prices of U.S. government securities may move differently and adversely compared to the yields and market prices of the overall securities market, and while backed by the U.S. government, are not guaranteed against declines in their market prices. As interest rates change, zero coupon bonds often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement.
     Credit risk refers to an issuer’s ability to make timely payments of interest and principal. The credit quality of noninvestment grade securities is considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities (also sometimes known as junk bonds) may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund’s interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments or adverse economic conditions than are higher-grade securities.
     The income you receive from the Fund is based primarily on interest rates, which can very widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well. The more the Fund invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Fund’s income risk.
     If interest rates fall, it is possible that issuers of fixed income securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the prepaid or called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders. Mortgage-related securities are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.
     The prices of fixed income securities tend to fall as interest rates rise. For mortgage-related securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.
     Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal payments and interest payments, both of which are adjusted over time to reflect a direct correlation to either a rise (inflation) or a drop (deflation) in the general price level. There is generally some lag between the time that inflation occurs in the economy and when it is factored into inflation-indexed security valuations. In addition, the inflation index generally used is the non-seasonally adjusted index, which is not statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the Portfolio’s income level to fluctuate.
     Risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. To the extent the Fund focuses its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.
     Investing in REITs and foreign real estate companies makes the Fund susceptible to the risks associated with the ownership of real estate and with the real estate industry in general, and may involve duplication of management fees and certain other expenses. In addition, REITs and foreign real estate companies may be less diversified than other pools of securities, may have lower trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets.
     Risks of derivatives include possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. The Fund’s investments in commodity linked derivatives to gain exposure to investment returns of assets that trade in the commodity market may subject the Fund to greater volatility than investment in traditional securities. The value of commodity linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The prices of precious metals and precious metal related securities have historically been very volatile.

About indexes used in this report
The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.
     The VK GTAA Blended Benchmark, created by Invesco to serve as a benchmark for Invesco Van Kampen Global Tactical Asset Allocation Fund, is composed of the following indexes: (65%) MSCI World Index, (30%) J.P. Morgan Government Bond Index-Global Unhedged USD, and (5%) Citigroup 3-Month Treasury Bill Index.
continued on following page

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund

     The J.P. Morgan Government Bond Index- Global Unhedged USD is an unmanaged index widely used for measuring performance and quantifying risk across international fixed-income bond markets.
     The Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last three month Treasury bill issues.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally classified according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund

Schedule of Investments

December 31, 2010

	Shares	Value

Common Stocks–60.4%
Australia–2.0%
Australia and New Zealand Banking Group Ltd.	8,867	$211,765

BHP Billiton Ltd.	21,709	1,009,141

Rio Tinto Ltd.	2,622	229,212

		1,450,118

Bermuda–0.6%
Arch Capital Group Ltd.(a)	4,600	405,030

Canada–3.5%
Atco, Ltd., Class 1	3,200	190,365

BCE, Inc.	33,800	1,201,340

Canadian Imperial Bank of Commerce	1,900	149,680

George Weston Ltd.	5,300	448,818

Penn West Energy Trust	3,600	86,316

Rogers Communication, Inc., Class B	14,300	497,617

		2,574,136

Denmark–1.8%
Carlsberg A/S	656	65,682

Coloplast A/S, Class B	1,184	160,893

Novo Nordisk A/S, Class B	10,190	1,146,935

		1,373,510

Finland–1.2%
Fortum Oyj	15,538	471,387

Stora Enso Oyj, Class R	37,551	385,629

UPM-Kymmene Oyj	2,383	42,098

		899,114

France–1.0%
Sanofi-Aventis SA	9,990	641,501

Total SA	1,392	73,919

		715,420

Germany–1.2%
Deutsche Lufthansa AG(a)	22,903	500,549

Hannover Rueckversicherung AG	6,708	359,766

		860,315

Hong Kong–1.6%
Cheung Kong Holdings Ltd.	26,000	400,179

CLP Holdings Ltd.	37,500	304,427

SJM Holdings, Ltd.	64,000	101,606

Swire Pacific Ltd., Class A	25,500	418,492

		1,224,704

Italy–1.2%
Enel SpA	10,330	51,627

ENI SpA	6,225	135,924

Mediaset SpA	25,457	154,017

Mediobanca SpA (warrants, expiring 03/18/11)(a)	429	3

Terna Rete Elettrica Nationale SpA	137,534	580,766

		922,337

Japan–7.4%
Brother Industries Ltd.	22,300	330,696

Canon, Inc.	28,700	1,471,296

DAITO Trust Construction Co., Ltd.	5,200	356,103

Honda Motor Co., Ltd.	10,300	407,093

Hoya Corp.	5,600	136,017

Mitsubishi UFJ Financial Group, Inc.	95,900	518,538

Mizuho Financial Group, Inc.	231,200	435,689

Resona Holdings, Inc.	6,500	38,989

Sekisui Chemical Co., Ltd.	19,000	136,433

Seven & I Holdings Co., Ltd.	3,000	80,182

Sumitomo Mitsui Financial Group, Inc.	7,900	281,399

Takeda Pharmaceutical Co., Ltd.	9,400	462,532

Tokio Marine Holdings, Inc.	22,400	669,600

Yamada Denki Co., Ltd.	2,680	182,870

		5,507,437

Jersey Channel Islands–1.3%
Petrofac Ltd.	38,358	950,305

Netherlands–0.1%
STMicroelectronics NV	9,454	97,989

New Zealand–0.1%
Telecom Corp. of New Zealand Ltd.	52,845	89,354

Norway–0.2%
StatoilHydro ASA	6,233	148,052

Singapore–0.3%
United Overseas Bank Ltd.	16,000	226,906

Spain–1.0%
Banco Bilbao Vizcaya Argentaria SA	29,182	294,809

Banco Santander SA	44,464	472,444

		767,253

Sweden–2.0%
Alfa Laval AB	14,716	310,045

Nordea Bank AB	31,998	348,019

SKF AB, Class B	17,100	492,574

Svenska Handelsbanken AB, Class A	10,803	345,181

		1,495,819

See Accompanying Notes to the Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund

	Shares	Value

Switzerland–1.4%
Allied World Assurance Co. Holdings Ltd.	2,000	$118,880

Banque Cantonale Vaudois	119	62,491

Novartis AG	11,005	647,584

Roche Holding AG	1,690	247,626

		1,076,581

United Kingdom–5.8%
AstraZeneca PLC	14,544	665,734

BHP Billiton PLC	27,555	1,098,580

British American Tobacco PLC	24,493	942,949

BT Group PLC	225,423	636,290

HSBC Holdings PLC	4,067	41,443

Mondi PLC	54,031	433,158

Next PLC	15,670	482,514

		4,300,668

United States–26.8%
American Express Co.	10,700	459,244

Amgen, Inc.(a)	8,600	472,140

Apple, Inc.(a)	500	161,280

Capital One Financial Corp.	9,200	391,552

Cardinal Health, Inc.	10,200	390,762

Chevron Corp.	18,000	1,642,500

Cisco Systems, Inc.(a)	2,700	54,621

Citigroup, Inc.(a)	40,400	191,092

Coca-Cola Enterprises, Inc.	5,200	130,156

ConocoPhillips	14,600	994,260

Domtar Corp.	4,800	364,416

D.R. Horton, Inc.	25,200	300,636

Exxon Mobil Corp.	17,200	1,257,664

Ford Motor Co.(a)	17,200	288,788

Forest Laboratories, Inc.(a)	3,600	115,128

Franklin Resources, Inc.	3,300	366,993

Gannett Co., Inc.	23,200	350,088

Gap, Inc.	22,700	502,578

Goldman Sachs Group, Inc.	2,100	353,136

Humana, Inc.(a)	3,600	197,064

IAC/InteractiveCorp(a)	33,800	970,060

InterDigital, Inc.	3,500	145,740

International Business Machines Corp.	8,000	1,174,080

Johnson & Johnson	7,400	457,690

JPMorgan Chase & Co.	17,300	733,866

KBR, Inc.	5,600	170,632

Lexmark International, Inc., Class A(a)	2,100	73,122

Limited Brands, Inc.	31,900	980,287

M & T Bank Corp.	3,200	278,560

Macy’s, Inc.	4,200	106,260

McDonald’s Corp.	7,100	544,996

Microsoft Corp.	43,800	1,222,896

Northrop Grumman Corp.	6,700	434,026

Oil States International, Inc.(a)	2,400	153,816

Oshkosh Corp.(a)	15,000	528,600

Peabody Energy Corp.	6,500	415,870

PPG Industries, Inc.	1,500	126,105

Procter & Gamble Co.	4,600	295,918

Prudential Financial, Inc.	1,200	70,452

R.R. Donnelley & Sons Co.	17,300	302,231

Sprint Nextel Corp.(a)	14,900	63,027

Sunoco, Inc.	1,100	44,341

Time Warner, Inc.	3,533	113,657

Travelers Cos., Inc.	900	50,139

TRW Automotive Holdings Corp.(a)	9,600	505,920

Tyson Foods, Inc., Class A	3,900	67,158

UnitedHealth Group, Inc.	15,800	570,538

Valero Energy Corp.	2,700	62,424

Vishay Intertechnology, Inc.(a)	14,600	214,328

Walter Energy, Inc.	900	115,056

Wells Fargo & Co.	2,200	68,178

		20,044,071

Total Common Stocks		45,129,119

Investment Companies–8.0%
United States–8.0%
iShares Barclays 3-7 Year Treasury Bond Fund	6,900	791,085

iShares MSCI EAFE Index Fund	28,500	1,659,555

SPDR Barclays Capital International Treasury Bond ETF	30,800	1,800,568

SPDR S&P 500 ETF Trust	13,600	1,710,608

Total Investment Companies		5,961,816

Total Long-Term Investments (Cost $44,252,495)		51,090,935

Money Market Funds–22.2%
Liquid Assets Portfolio–Institutional Class(b)	8,295,741	8,295,741

Premier Portfolio–Institutional Class(b)	8,295,741	8,295,741

Total Money Market Funds (Cost $16,591,482)		16,591,482

United States Government Agency Obligation–8.0%
United States Treasury Bill ($6,000,000 par, yielding 0.226%, 02/24/11 maturity) (Cost $5,998,475)		5,998,475

TOTAL INVESTMENTS–98.6% (Cost $66,842,452)		73,680,892

OTHER ASSETS IN EXCESS OF LIABILITIES–1.4%		1,011,771

NET ASSETS–100.0%		$74,692,663

See Accompanying Notes to the Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund

Notes to Schedule of Investments:

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.
(b)	The money market and the Fund are affiliated by having the same investment adviser.

Forward Foreign Currency Contracts Outstanding as of December 31, 2010:
				Unrealized
				Appreciation/
	Counterparty	In Exchange for	Current Value	Depreciation

Long Contracts:
Indian Rupee
29,000,000 expiring 03/09/11	Goldman Sachs	US$	$640,911	$2,567

Short Contracts:
Indian Rupee
29,000,000 expiring 03/09/11	Goldman Sachs	US$	640,911	(2,848)

Taiwan Dollar
16,800,000 expiring 03/09/11	Goldman Sachs	US$	577,091	(17,091)

14,700,000 expiring 03/09/11	Goldman Sachs	US$	504,955	(14,055)

				$(33,994)

				$(31,427)

Futures Contracts Outstanding as of December 31, 2010:
				Unrealized
			Number of	Appreciation/
			Contracts	Depreciation

Long Contracts:
DAX Index Futures, March 2011 (Current Notional Value of $232,323 per contract)			4	$(15,227)

FTSE Top 40 Index Futures, March 2011 (Current Notional Value of $43,544 per contract)			23	12,794

Hang Seng Index Futures, January 2011 (Current Notional Value of $148,064 per contract)			7	(1,259)

MSCI Taiwan Index Futures, January 2011 (Current Notional Value of $31,930 per contract)			38	17,605

OMEX 30 Index Futures, January 2011 (Current Notional Value of $17,210 per contract)			69	2,847

Russell 2000 Mini Index Futures, March 2011 (Current Notional Value of $78,230 per contract)			31	56,600

S&P 60 Index Futures, March 2011 (Current Notional Value of $154,401 per contract)			9	23,264

SGX CNX Nifty Index Futures, January 2011 (Current Notional Value of $59,077 per contract)			22	21,142

Total Long Contracts			203	117,766

Short Contracts:
10 Year U.S. Treasury Note, March 2011 (Current Notional Value of $120,438 per contract)			5	10,173

CAC 40 Index Futures, January 2011 (Current Notional Value of $51,106 per contract)			16	18,782

FTSE MIB Index Futures, March 2011 (Current Notional Value of $135,530 per contract)			5	15,864

German Euro Bond Futures, March 2011 (Current Notional Value of $168,110 per contract)			3	3,099

IBEX 35 Index Futures, January 2011 (Current Notional Value of $131,351 per contract)			5	15,683

Japan Government Bond Futures, March 2011 (Current Notional Value of $1,733,721 per contract)			4	(25,400)

S&P 500 E-Mini Index Futures, March 2011 (Current Notional Value Of $62,650 per contract)			13	(18,548)

UK Long Gilt Bond Futures, March 2011 (Current Notional Value of $187,080 per contract)			7	(3,178)

Total Short Contracts			58	16,475

Total Futures Contracts			261	$134,241

Swap Agreements Outstanding as of December 31, 2010:
				Notional	Unrealized
		Number of	Month/	Amount	Appreciation
Swap Agreements	Counterparty	Contracts	Comittment	(000)	(Depreciation)

J.P. Morgan Global Government Bond Index	J.P. Morgan Chase Bank	42,046	June 2011/Long	$20,203	$146,562

See Accompanying Notes to the Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $50,250,970)	$57,089,410

Investments in affiliated money market funds, at value and cost	16,591,482

Restricted Cash	1,046,255

Cash	71,066

Receivables:
Variation margin on futures	197,853

Dividends	100,202

Fund shares sold	29,397

Swap agreements	146,562

Forward foreign currency contracts	2,567

Other	533

Total assets	75,275,327

Liabilities:
Foreign currency overdraft (Cost $34,864)	35,956

Payables:
Distributor and affiliates	169,549

Fund shares repurchased	102,816

Offering costs	53,026

Variation margin on futures	63,612

Investment advisory fee	22,902

Forward foreign currency contracts	33,994

Trustees’ deferred compensation and retirement plans	1,328

Accrued expenses	99,481

Total liabilities	582,664

Net assets	$74,692,663

Net assets consist of:
Capital (par value of $0.001 per share with an unlimited number of shares authorized)	$62,312,858

Net unrealized appreciation	7,089,182

Accumulated net realized gain	5,357,424

Accumulated undistributed net investment income (loss)	(66,801)

Net assets	$74,692,663

Net assets value, offering price and redemption price per share:
Series I shares (based on net assets of $17,348 and 1,325 shares of beneficial interest issued and outstanding)	$13.09

Series II shares (based on net assets of $74,675,315 and 5,723,742 shares of beneficial interest issued and outstanding)	$13.05

Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $60,956)	$1,202,667

Dividends from affiliated funds	112,123

Interest	50,319

Total income	1,365,109

Expenses:
Investment advisory fee	590,302

Distribution fees:
Series II	197,168

Administrative services fees	180,318

Custody	141,720

Professional fees	53,960

Transfer agent fees	15,439

Trustees’ and officers’ fees and benefits	15,035

Offering costs	8,560

Other	14,082

Total expenses	1,216,584

Expense reduction	320,053

Net expenses	896,531

Net investment income	468,578

Realized and unrealized gain (loss):
Realized gain (loss):
Realized gain on sale of unaffiliated investments	4,071,729

Realized gain on sales of underlying affiliated funds	819,032

Futures contracts	1,001,446

Swap agreements	1,155,719

Foreign currency transactions	991,426

Forward foreign currency contracts	(2,840,926)

Net realized gain	5,198,426

Unrealized appreciation (depreciation):
Beginning of the period	6,962,088

End of the period:
Investments	6,838,440

Swap agreements	146,562

Futures contracts	134,241

Foreign currency translation	1,366

Forward foreign currency contracts	(31,427)

7,089,182

Net unrealized appreciation during the period	127,094

Net realized and unrealized gain	5,325,520

Net increase in net assets from operations	$5,794,098

See Accompanying Notes to the Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund

Statement of Changes in Net Assets

		For the period
		January 23, 2009
		(Commencement of
	For the year ended	operations) to
	December 31, 2010	December 31, 2009

From investment activities:
Operations:
Net investment income	$468,578	$241,262

Net realized gain	5,198,426	6,738,510

Net unrealized appreciation during the period	127,094	6,962,088

Change in net assets from operations	5,794,098	13,941,860

Distributions from net investment income:
Series I shares	(196)	(2,462)

Series II shares	(185,515)	(1,961,058)

	(185,711)	(1,963,520)

Distributions from net realized gain:
Series I shares	(1,436)	(4,587)

Series II shares	(1,359,183)	(3,885,689)

	(1,360,619)	(3,890,276)

Total distributions	(1,546,330)	(5,853,796)

Net change in net assets from investment activities	4,247,768	8,088,064

From capital transactions:
Proceeds from shares sold	33,427,508	105,224,572

Net asset value of shares issued through dividend reinvestment	1,546,330	5,853,796

Cost of shares repurchased	(74,223,403)	(9,471,972)

Net change in net assets from capital transactions	(39,249,565)	101,606,396

Total increase (decrease) in net assets	(35,001,797)	109,694,460

Net assets:
Beginning of the period	109,694,460	-0-

End of the period (including accumulated undistributed net investment income (loss) of $(66,801) and $100,839, respectively)	$74,692,663	$109,694,460

See Accompanying Notes to the Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund

Financial Highlights

The following schedules present financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Series I sharesˆ
			January 23, 2009
			(Commencement of
	Year ended		operations) to
	December 31, 2010		December 31, 2009

Net asset value, beginning of the period	$12.00		$10.00

Net investment income(a)	0.10		0.04

Net realized and unrealized gain	1.15		2.67

Total from investment operations	1.25		2.71

Less:
Distributions from net investment income	0.02		0.25

Distributions from net realized gain	0.14		0.46

Total distributions	0.16		0.71

Net asset value, end of the period	$13.09		$12.00

Total return*	10.57	%(b)	28.21	%**

Net assets at end of the period (in thousands)	$17.3		$120.0

Ratio of expenses to average net assets*	0.89	%(c)	0.90	%(d)

Ratio of net investment income to average net assets*	0.88	%(c)	0.41	%(d)

Portfolio turnover(e)	444%		87%

* If certain expenses had not been assumed by the Adviser, total returns would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	1.29	%(c)	1.46	%(d)

Ratio of net investment income (loss) to average net assets	0.48	%(c)	(0.15	)%(d)

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Ratios are annualized and based on average daily net assets (000’s omitted) of $93.
(d)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expense to average net assets for the Underlying Funds was 0.08% at December 31, 2009.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
ˆ	On June 1, 2010, the Class I shares of the predecessor fund were reorganized into Series I shares of the Fund.

**	Non-Annualized

See Accompanying Notes to the Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund

Financial Highlights—(continued)

	Series II sharesˆ
			January 23, 2009
			(Commencement of
	For year ended,		operations) to
	December 31, 2010		December 31, 2009

Net asset value, beginning of the period	$12.10		$10.00

Net investment income(a)	0.07		0.05

Net realized and unrealized gain	1.04		2.74

Total from investment operations	1.11		2.79

Less:
Distributions from net investment income	0.02		0.23

Distributions from net realized gain	0.14		0.46

Total distributions	0.16		0.69

Net asset value, end of the period	$13.05		$12.10

Total return*	9.32	%(b)	27.86	%**(d)

Net assets at end of the period (in millions)	$74.7		$109.6

Ratio of expenses to average net assets*	1.14	%(c)	1.15	%(e)

Ratio of net investment income to average net assets*	0.59	%(c)	0.44	%(e)

Portfolio turnover(f)	444%		87%

* If certain expenses had not been assumed by the Adviser, total returns would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	1.54	%(c)	1.71	%(e)

Ratio of net investment income (loss) to average net assets	0.19	%(c)	(0.12	)%(e)

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Ratios are annualized and based on average daily net assets (000’s omitted) of $78,867.
(d)	These returns include combined Rule 12b-1 fees and service fees of up to 0.25%.
(e)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expense to average net assets for the Underlying Funds was 0.08% at December 31, 2009.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
ˆ	On June 1, 2010, the Class II shares of the predecessor fund were reorganized into Series II shares of the Fund.

**	Non-Annualized

See Accompanying Notes to the Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, (each authorized to issue an unlimted number of shares of benefical interest”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio (the “Acquired Fund”), an investment portfolio of Van Kampen Life Investment Trust. The Acquired Fund was reorganized June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class I and Class II shares received Series I and Series II shares, respectively of the Fund.
  Information for the Acquired Fund’s Class I and Class II shares prior to the Reorganization are included with Series I and Series II shares, respectively, of the Fund throughout this report.
  The Fund’s investment objective is to seek capital appreciation over time. The Fund invests primarily in a diversified mix of equity securities and fixed income securities of U.S. and non-U.S. issuers.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund

the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
M.	Other Risks — The Fund may invest in affiliated mutual funds advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) or unaffiliated exchange-traded funds (“underlying funds”). Each of the underlying funds in which the Fund invests has its own investment risks and those risks can affect the value of the underlying funds’ shares and therefore the value of the Fund’s investments. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are available upon request.
N.	Offering Costs — Offering costs are amortized, on a straight-line basis, over a twelve month period.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $750 million	0.75%

Next $750 million	0.70%

Over $1.5 billion	0.65%

  Prior to the reorganization, the Acquired Fund paid an advisory fee of $311,560 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization Date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the Fund’s expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.90% and Series II shares to 1.15% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Fund’s expenses after fee waiver and/or expense reimbursement to exceed the limit reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Prior to the Reorganization, Van Kampen had voluntarily agreed to waive fees and/or reimburse expenses of Class I and Class II shares of $108,733.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the period ended December 31, 2010, the Adviser waived advisory fees of $211,320.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the period ended December 31, 2010, Invesco was paid $7,390 for accounting and fund administrative services and reimbursed $93,546 for services provided by insurance companies. Prior to the Reorganization, under separate accounting services and Chief Compliance Officer (“CCO”) employment agreements, Van Kampen Investments, Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreement, the Acquired Fund paid $47,201 to VKII.
  Also, the Trust has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. Prior to the Reorganization, the Acquired Fund paid $6,508 to Van Kampen Investor Services, Inc., which served as the Acquired Fund’s transfer agent. For the year ended December 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund.

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund

  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class II shares. Pursuant to such agreements, the Acquired Fund paid $103,730 to VKFI. For the year ended December 31, 2010, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Investments in an Asset Position
Common Stocks
Australia	$—	$1,450,118	$—	$1,450,118

Bermuda	405,030	—	—	405,030

Canada	2,574,136	—	—	2,574,136

Denmark	—	1,373,510	—	1,373,510

Finland	—	899,114	—	899,114

France	—	715,420	—	715,420

Germany	—	860,315	—	860,315

Hong Kong	—	1,224,704	—	1,224,704

Italy	3	922,334	—	922,337

Japan	—	5,507,437	—	5,507,437

Jersey Channel Islands	—	950,305	—	950,305

Netherlands	—	97,989	—	97,989

New Zealand	—	89,354	—	89,354

Norway	—	148,052	—	148,052

Singapore	—	226,906	—	226,906

Spain	—	767,253	—	767,253

Sweden	—	1,495,819	—	1,495,819

Switzerland	118,880	957,701	—	1,076,581

United Kingdom	—	4,300,668	—	4,300,668

United States	42,597,369	—	—	42,597,369

United States Government Agency Obligation	—	5,998,475	—	5,998,475

Forward Foreign Currency Contracts		2,567		2,567

Futures Contracts	197,853	—	—	197,853

Swap Agreements	—	146,562	—	146,562

Total Investments in an Asset Position	$45,893,271	$28,134,603	$—	$74,027,874

Investments in a Liability Position
Forward Foreign Currency Contracts	—	(33,994)	—	(33,994)

Futures Contracts	(63,612)	—	—	(63,612)

Total Investments in a Liability Position	$(63,612)	$(33,994)	$—	$(97,606)

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund

NOTE 4—Derivative Investments

Effect of Derivative Instruments for the year ended December 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
			Forward
	Futures	Swap	Foreign Currency
	Contracts**	Agreements**	Contracts*

Realized Gain (Loss)
Currency risk	$-0-	$-0-	$(2,840,926)

Equity risk	256,260	-0-	-0-

Interest rate risk	745,186	1,155,719	-0-

Change in Unrealized Appreciation (Depreciation)
Currency risk	$-0-	$-0-	$334,572

Equity risk	(441,833)	-0-	-0-

Interest rate risk	148,454	146,562	-0-

Total	$708,067	$1,302,281	$(2,506,354)

*	The cost of purchases and the proceeds from sales of forward foreign currency contracts were $230,415,071 and $224,189,804, respectively.

**	The average notional value of futures and swap agreements outstanding during the period was $913,445,088 and $9,697,729, respectively.

  The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Currency risk
Forward Foreign Currency Contracts	$2,567	$(33,994)

Equity risk
Futures Contracts	184,581	(35,034)

Interest rate risk
Futures Contracts	13,272	(28,578)

Swap Agreements	146,562	-0-

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund

NOTE 5—Investments in Other Affiliates

The Fund and the mutual funds below have the same investment adviser and therefore are considered to be affiliated. The following is a summary of the transactions in and earnings from investments in affiliated mutual funds for the year ended December 31, 2010.

				Change in
				Unrealized
	Value	Purchases	Proceeds	Appreciation	Realized	Value	Dividend
	12/31/09	at Cost	from Sales	(Depreciation)	Gain (Loss)	12/31/10	Income

Liquid Asset Portfolio — Institutional Class	$-0-	$35,412,140	$27,116,399	$-0-	$-0-	$8,295,741	$8,787

Premier Portfolio — Institutional Class	-0-	35,412,140	27,116,399	-0-	-0-	8,295,741	4,879

Morgan Stanley Institutional Fund, Inc. — Capital Growth Portfolio, Class I*	1,162,487	-0-	1,215,032	(300,248)	352,793	-0-	-0-

Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio, Class I*	1,078,382	-0-	998,519	(101,453)	21,590	-0-	-0-

Morgan Stanley Institutional Fund, Inc. — International Growth Equity Portfolio, Class I*	923,923	404	922,198	(159,180)	157,051	-0-	404

Morgan Stanley Institutional Fund Trust — Core Plus Fixed Income Portfolio*	6,254,503	54,910	6,455,450	(5,188)	151,225	-0-	54,910

Invesco Van Kampen High Yield Fund, Class Y**	1,161,054	57,099	1,202,005	(115,608)	99,460	-0-	43,143

Invesco Van Kampen International Growth Fund, Class Y**	2,193,156	-0-	1,924,917	(305,152)	36,913	-0-	-0-

Total	$12,773,505	$70,936,693	$66,950,919	$(986,829)	$819,032	$16,591,482	$112,123

*	As of June 1, 2010, this security is no longer affiliated.

**	On June 1, 2010, former Van Kampen funds Class I shares were reorganized into Class Y shares.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $623 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expense of $1,410 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

Tax Character of Distributions to Shareholders Paid During the Year Ended December 31, 2010 and Period Ended December 31, 2009:

	2010	2009

Ordinary income	$1,156,905	$5,145,625

Long-term capital gain	389,425	708,171

Total distributions	$1,546,330	$5,853,796

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$1,916,318

Undistributed long-term gain	4,264,947

Net unrealized appreciation — investments	6,054,381

Net unrealized appreciation — other investments	205,795

Temporary book/tax differences	(1,328)

Post-October Currency loss deferral	(60,308)

Shares of beneficial interest	62,312,858

Total net assets	$74,692,663

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  The Fund does not have a capital loss carryforward at period-end.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $222,137,886 and $219,527,172, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$6,222,615

Aggregate unrealized (depreciation) of investment securities	(168,234)

Net unrealized appreciation of investment securities	$6,054,381

Cost of investments for tax purposes is $67,626,511.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2010, accumulated undistributed net investment income (loss) was decreased by $450,507, accumulated net realized gain was increased by $450,109 and capital was increased by $398. This reclassification had no effect on the net assets of the Fund.

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund

NOTE 11—Share Information

For the year ended December 31, 2010 and period ended December 31, 2009, transactions were as follows:

	Summary of Share Activity

	Year ended		Period ended
	December 31, 2010(a)		December 31, 2009
	Shares	Amount	Shares	Amount

Sales:
Series A	-0-	$58	10,000	$100,000

Series B	2,727,339	33,427,450	9,353,445	105,124,572

Total sales	2,727,339	33,427,508	9,363,445	105,224,572

Dividend reinvestment:
Series A	-0-	-0-	-0-	-0-

Series B	101,831	1,546,330	367,564	5,853,796

Total dividend reinvestment	101,831	1,546,330	367,564	5,853,796

Repurchases:
Series A	(8,675)	(108,000)	-0-	-0-

Series B	(6,161,080)	(74,115,403)	(665,357)	(9,471,972)

	(6,169,755)	$(74,223,403)	(665,357)	$(9,471,972)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 95% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially. In addition, less than 1% of the outstanding shares of the Fund are owned by Invesco or an investment advisor under common control with Invesco.

NOTE 12—Change in Independent Registered Public Accounting Firm (Unaudited)

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund (formerly known as Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 19, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,169.64	$4.70	$1,020.87	$4.38	0.86%

Series II	1,000.00	1,168.31	6.12	1,019.56	5.70	1.12

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$389,425
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-exempt*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco Van Kampen V.I. Global Value Equity Fund
Annual Report to Shareholders ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is available on the SEC website under the predecessor fund.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VK-VIGVE-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2010, Invesco Van Kampen V.I. Global Value Equity Fund underperformed its benchmark, the MSCI World Index.
     Stock selection in the consumer staples and information technology (IT) sectors contributed to performance, while holdings in the financials, utilities and consumer discretionary sectors detracted from results during the reporting period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	10.95%

Series II Shares	10.69

MSCI World Index▼ (Broad Market Index)	11.76

▼Lipper Inc.

How we invest
The Fund invests primarily in stocks of mid- and large-cap global companies with a record of stable earnings and strong balance sheets that are attractively valued relative to the broad market and their peers. We take a bottom-up, research driven approach to investing. We begin with a universe of global equity securities, from both developed and emerging markets, with greater than $1 billion in market capitalization and up to 10 years of financial statement information. We make adjustments to each company’s financial history for inflation rates and select accounting conventions to create a comparable basis for analysis.
     We then rank the universe using a proprietary, three-factor valuation ranking model that combines a company’s implied return, price/book ratio and price/earnings ratio. Attractively ranked companies are then subjected to rigorous fundamental research focused on evaluating the sustainability of company profitability. The most attractive stocks from the valuation screen which have also successfully passed rigorous fundamental research are candidates for inclusion in the portfolio. At the portfolio level, we seek to achieve appropriate diversification relative to the index and take a long-term investment horizon in evaluating companies, which results in relatively low rates of portfolio turnover.
     We strive to maintain a consistent investment discipline through varying market conditions and an appropriate level of overall portfolio diversification. Individual holdings are selected based on their own merits, however, and not on projections of country or sector performance.
     Our sell discipline is a replication of the security selection process as we look to trim or liquidate positions in the portfolio based on valuation, fundamentals or portfolio design considerations.

Market conditions and your Fund
After rallying for much of 2009 on prospects of improving global economic conditions, global equity markets faced headwinds in 2010. Notably, several southern European economies, including Greece, Spain, Portugal and Italy, faced solvency concerns amid massive fiscal deficits. Although the U.S. economy continued with a positive growth rate in 2010, investors continued to be concerned about high unemployment and a still-weak housing market. The period ended with a market upswing as a flurry of private sector merger and acquisition activity began – a sign of cash-rich corporations and strong balance sheets.
     In contrast, China enacted credit-tightening measures in early 2010 in an attempt to slow its economy. The combination of robust domestic economic developments and largely upbeat corporate earnings supported Asian equity markets during the period. However, concerns about potential overheating in emerging market economies, coupled with concerns of a potential double-dip recession in developed economies, continued to foster uncertainty about the pace and vigor of a global economic recovery.
     At the beginning of the year, riskier assets, like stocks, were outperforming securities considered safe havens, such as U.S. Treasuries. This trend continued through the middle of April 2010. Renewed credit problems overseas, and the market corrections that occurred in May, June and August, however, created a more uncertain environment, which prompted many investors to favor safety over risk. Although the path to economic recovery remained uncertain, several positive trends fueled a resurgence in global equity markets during the last few months of the reporting period. As bottom-up investors, we have seen the number of potential investment opportunities in attractive companies increase

Portfolio Composition
By country

United States	35.8%

Japan	13.6

United Kingdom	8.4

Switzerland	5.7

France	4.5

Spain	3.1

Germany	2.7

Hong Kong	2.7

Australia	2.6

Canada	2.3

South Korea	2.2

Norway	2.1

Countries Each Less Than 2.0% of the Portfolio	11.7

Money Market Funds
Plus Other Assets Less Liabilities	2.6

Top 10 Equity Holdings*

1.	Royal Dutch Shell PLC-Class A	2.3%

2.	ACE Ltd.	2.2

3.	Chevron Corp.	2.2

4.	BHP Billiton PLC	2.0

5.	General Dynamics Corp.	2.0

6.	Archer-Daniels-Midland Co.	1.9

7.	Oracle Corp.	1.9

8.	Coach, Inc.	1.9

9.	Nissan Motor Co.	1.8

10.	ConocoPhillips	1.8

Top Five Industries

1.	Integrated Oil & Gas	10.5%

2.	Diversified Banks	8.0

3.	Pharmaceuticals	7.2

4.	Integrated Telecommunications Services	4.9

5.	Automobile Manufacturers	3.2

Total Net Assets	$44.7 million

Total Number of Holdings*	112

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
Invesco Van Kampen V.I. Global Value Equity Fund

materially in recent months. With above-average market volatility possibly persisting for some time, we believe our investment approach is potentially well suited for the current climate.
     The Fund stayed true to its process by maintaining its quality orientation in stock selection. Our stock selection in the consumer staples and IT sectors made the largest contribution to the Fund’s relative results. Within IT, U.S.-based Oracle, an enterprise software company, acquired Sun Microsystems and Silver Creek Systems. Stock selection and our underweight position in the consumer discretionary and financials sectors detracted from relative performance, failing to keep pace with the benchmark’s gains. Within the financials sector, U.K.-based Prudential PLC, is an international financial services company with its principal operations in the U.K., the U.S. and Asia. We liquidated this holding from the Fund.
     The Fund’s performance in the energy sector was hurt by our allocation to energy corporation BP, which faced a difficult environment in the wake of the well disaster in the Gulf of Mexico. We sold BP. On an absolute basis, all sectors in the Fund posted positive returns during the year with the exception of our utilities holdings.
     From a geographical perspective, all global regions represented in the Fund generated positive absolute performance during the year. Japan contributed the most to absolute returns, while Europe contributed the least on a relative basis. The Fund’s exposure to Hong Kong, Greece and Canada detracted from performance during the year. Conversely, our stock selection in Spain, the U.S. and the U.K. helped Fund performance versus the benchmark. The Fund also benefited from favorable Japanese stock selection throughout the period, leading to profit taking in a number of stocks. The allocation to Japan remained neutral to the benchmark during the year. Additionally, exposure to non-benchmark areas such as emerging markets contributed during the period.
     From a positioning perspective, the Fund remained underweight in financials relative to the benchmark. From a geographic perspective, the Fund maintained a healthy weighting in emerging markets and Canada, while being overweight in Japan and underweight in the U.S. relative to the benchmark. Fund holdings are determined based on the merits of individual securities and not on a country or sector basis.
     Market participants are vacillating between inconsistent economic data and strong momentum in earnings from the corporate sector. At the same time, balance sheet repair has been actively pursued on multiple fronts by consumers, financial institutions and select governments. While these ultimately healthy initiatives may temper the pace of economic recovery in the near term, falling government bond yields lowered mortgage rates to even more affordable levels, thus providing some level of support for the housing market. In the face of these conflicting signals, we believe above-average equity market and foreign exchange volatility could persist. We believe our emphasis on profitability and attractive valuations has the potential to serve clients well over the long-term.
     We would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult your financial adviser to discuss your individual financial program.
     We welcome any new investors who joined the Fund during the year, and to all of our shareholders, we thank you for your continued investment in Invesco Van Kampen V.I. Global Value Equity Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Ingrid Baker
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Global Value Equity Fund. She joined Invesco in 1999. Ms. Baker earned a B.A. in international politics from Oberlin College. She also earned an M.B.A. in finance from the University of Navarra.
W. Lindsay Davidson
Portfolio manager, is manager of Invesco Van Kampen V.I. Global Value Equity Fund. He joined Invesco in 1984. Mr. Davidson earned a degree in economics from Edinburgh University.
E. Sargent McGowan
Chartered Financial Analyst, portfolio manager and Head of Developed Market Equities, is manager of Invesco Van Kampen V.I. Global Value Equity Fund. He joined Invesco in 2002. Mr. McGowan earned a B.S. in commerce from the University of Virginia and an M.B.A. in investment management from the University of North Carolina.
Anuja Singha
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Global Value Equity Fund. She joined Invesco in 1998. Ms. Singha earned a B.A. and a Ph.D. in economics from Emory University.
Stephen Thomas
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Global Value Equity Fund. He joined Invesco in 2000. Mr. Thomas earned a B.B.A. in banking/ finance and an M.B.A. from the University of Mississippi.

Invesco Van Kampen V.I. Global Value Equity Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Index data from 12/31/96, Fund data from 1/2/97

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or

100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception (1/2/97)		4.63%
10	Years	1.77

5	Years	-0.09

1	Year	10.95

Series II Shares

10	Years	1.52%

5	Years	-0.33

1	Year	10.69
Effective June 1, 2010, Class I shares of the predecessor fund advised by Morgan Stanley Investment Management Inc. were reorganized into Series I shares of Invesco Van Kampen V.I. Global Value Equity Fund. Returns shown above for Series I shares are blended returns of the predecessor fund and Invesco Van Kampen V.I. Global Value Equity Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Series II shares incepted on June 1, 2010. Series II shares performance shown prior to that date is that of the predecessor fund’s Class I shares restated to reflect the higher 12b-1 fees applicable to Series II shares. Class I shares performance reflects any applicable fee waivers or expense reimbursements. The inception date of the predecessor fund’s Class I shares is January 2, 1997.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.15% and 1.40%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.31% and 1.56%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco Van Kampen V.I. Global Value Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

Invesco Van Kampen V.I. Global Value Equity Fund

Invesco Van Kampen V.I. Global Value Equity Fund’s investment objective is long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
In general, prices of equity securities are more volatile than those of fixed income securities. Prices of equity securities will rise and fall in response to events that affect entire financial markets or industries and to events that affect particular issuers. Investing in convertible securities may subject the portfolio to the risks associated with both fixed income securities and common stocks.
     Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks can continue to be undervalued for long periods of time and may not ever realize their full value.
     Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries entails the risk that news and events unique to a country or region will affect those markets and their issuers. In addition, the Fund’s investments in foreign issuers generally will be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments.
     Investing in real estate investment trusts (REITs) makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.
     Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

About indexes used in this report
The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco Van Kampen V.I. Global Value Equity Fund

Schedule of Investments

December 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–95.79%
Australia–2.57%
Australia & New Zealand Banking Group Ltd.	17,046	$407,098

Macquarie Group Ltd.	9,392	355,523

Telstra Corp. Ltd.	136,299	388,944

		1,151,565

Bermuda–0.86%
PartnerRe Ltd.	4,777	383,832

Brazil–1.49%
Banco Santander Brasil S.A.(a)	10,100	137,409

Companhia Energetica de Minas Gerais–ADR	6,999	116,113

PDG Realty S.A. Empreendimentos e Participacoes	23,600	144,443

Petroleo Brasileiro S.A.–ADR	3,573	135,202

Vale S.A.–ADR	3,900	134,823

		667,990

Canada–2.29%
Nexen Inc.	23,858	547,081

Toronto-Dominion Bank (The)	6,370	475,684

		1,022,765

China–0.97%
China Construction Bank Corp.–Class H	80,000	71,622

China Dongxiang Group Co.	153,000	66,138

China Minsheng Banking Corp., Ltd.–Class H	96,000	82,132

CNOOC Ltd.	41,000	97,555

Renhe Commercial Holdings Co., Ltd.	660,000	115,480

		432,927

Finland–0.86%
Nokia Oyj–ADR	37,411	386,082

France–4.50%
BNP Paribas	8,323	531,346

Bouygues S.A.	11,097	479,197

Sanofi-Aventis S.A.	7,344	471,593

Total S.A.	10,000	531,034

		2,013,170

Germany–1.28%
Salzgitter AG	7,397	571,038

Hong Kong–2.75%
Chaoda Modern Agriculture Holdings Ltd.	80,000	60,004

Cheung Kong Holdings Ltd.	29,000	446,354

China Unicom (Hong Kong) Ltd.	66,000	94,122

Esprit Holdings Ltd.	132,400	630,249

		1,230,729

Indonesia–0.17%
PT Telekomunikasi Indonesia Tbk	85,000	75,202

Ireland–0.21%
Dragon Oil PLC(b)	11,101	93,114

Italy–1.01%
Eni S.p.A.	20,698	451,947

Japan–13.60%
Canon Inc.	8,600	440,876

FUJIFILM Holdings Corp.	12,500	452,026

Mitsubishi Corp.	25,000	676,807

Mitsubishi UFJ Financial Group, Inc.	123,300	666,692

Murata Manufacturing Co., Ltd.	6,200	434,512

Nippon Telegraph & Telephone Corp.	14,800	677,104

Nippon Yusen Kabushiki Kaisha	131,000	580,860

Nissan Motor Co., Ltd.	86,000	818,795

Seven & I Holdings Co., Ltd.	14,900	398,239

Sumitomo Chemical Co., Ltd.	110,000	541,938

Takeda Pharmaceutical Co., Ltd.	8,000	393,645

		6,081,494

Mexico–0.48%
America Movil S.A.B. de C.V.–Series L	37,800	108,350

Desarrolladora Homex S.A.B. de C.V.–ADR(b)	3,203	108,293

		216,643

Netherlands–1.73%
TNT N.V.	15,662	414,024

Unilever N.V.	11,514	358,500

		772,524

Norway–2.06%
Statoil A.S.A.	16,553	393,184

Yara International A.S.A.	9,169	530,336

		923,520

Poland–0.31%
KGHM Polska Miedz S.A.	2,381	139,507

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Global Value Equity Fund

	Shares	Value

Russia–0.66%
Gazprom OAO–ADR	4,147	$104,712

Magnitogorsk Iron & Steel Works–GDR	6,930	100,832

Rosneft Oil Co.–GDR	12,483	89,378

		294,922

South Africa–1.33%
Barloworld Ltd.	13,773	140,082

Sasol Ltd.	2,044	107,445

Standard Bank Group Ltd.	7,266	118,627

Steinhoff International Holdings Ltd.(b)	35,234	131,041

Tiger Brands Ltd.(b)	3,309	97,263

		594,458

South Korea–2.19%
Dongbu Insurance Co., Ltd.	1,870	74,148

Hyundai Mipo Dockyard Co., Ltd.	758	149,610

Hyundai Mobis	747	187,260

LG Electronics Inc.	580	60,911

Lotte Shopping Co., Ltd.	113	47,096

POSCO	298	127,624

Samsung Electronics Co., Ltd.	210	175,601

Shinhan Financial Group Co., Ltd.	2,120	98,818

SK Telecom Co., Ltd.–ADR	3,141	58,516

		979,584

Spain–3.09%
Banco Santander S.A.	44,613	474,030

Iberdrola S.A.	64,093	494,018

Telefonica S.A.	18,286	415,297

		1,383,345

Switzerland–5.68%
ACE Ltd.	16,021	997,306

Holcim Ltd.	6,662	503,391

Swisscom AG	1,266	556,907

Zurich Financial Services AG	1,858	481,292

		2,538,896

Taiwan–0.92%
AU Optronics Corp.–ADR	8,244	85,902

HTC Corp.	5,300	163,600

Powertech Technology Inc.	36,000	119,423

U-Ming Marine Transport Corp.	20,000	43,558

		412,483

Thailand–0.36%
Bangkok Bank PCL–NVDR	19,800	96,553

PTT PCL	6,100	64,754

		161,307

Turkey–0.19%
Asya Katilim Bankasi A.S.	46,902	86,396

United Kingdom–8.45%
Barclays PLC	75,920	312,337

BHP Billiton PLC	22,913	913,504

GlaxoSmithKline PLC	19,712	382,894

Imperial Tobacco Group PLC	24,951	765,569

National Grid PLC	42,774	372,933

Royal Dutch Shell PLC–Class A	30,862	1,030,152

		3,777,389

United States–35.78%
3M Co.	6,248	539,202

Apache Corp.	4,241	505,654

Archer-Daniels-Midland Co.	28,564	859,205

Avon Products, Inc.	12,449	361,768

Bank of America Corp.	42,764	570,472

Bank of New York Mellon Corp. (The)	16,043	484,499

Best Buy Co., Inc.	9,205	315,639

Chevron Corp.	10,772	982,945

Coach, Inc.	15,137	837,227

ConocoPhillips	11,886	809,437

CVS Caremark Corp.	16,178	562,509

Energen Corp.	14,315	690,842

GameStop Corp.–Class A(b)	21,489	491,668

General Dynamics Corp.	12,668	898,921

Gilead Sciences, Inc.(b)	11,117	402,880

Johnson & Johnson	12,788	790,938

Merck & Co., Inc.	22,219	800,773

Microsoft Corp.	16,636	464,477

Morgan Stanley	19,253	523,874

Oracle Corp.	27,273	853,645

Pfizer, Inc.	22,717	397,775

Stryker Corp.	7,779	417,732

Valero Energy Corp.	22,928	530,095

W. R. Berkley Corp.	12,925	353,887

WellPoint Inc.(b)	13,771	783,019

Western Digital Corp.(b)	22,870	775,293

		16,004,376

Total Common Stocks & Other Equity Interests (Cost $37,233,664)		42,847,205

Preferred Stocks–1.60%
Brazil–0.18%
Usinas Siderurgicas de Minas Gerais S.A.–Class A, 2.66%–Pfd.	6,800	78,487

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Global Value Equity Fund

	Shares	Value

Germany–1.42%
Porsche Automobil Holding SE 0.14%-Pfd.	7,945	$633,409

Total Preferred Stocks (Cost $433,511)		711,896

Money Market Funds–2.73%
Liquid Assets Portfolio–Institutional Class(c)	611,524	611,524

Premier Portfolio–Institutional Class(c)	611,524	611,524

Total Money Market Funds (Cost $1,223,048)		1,223,048

TOTAL INVESTMENTS–100.12% (Cost $38,890,223)		44,782,149

OTHER ASSETS LESS LIABILITIES–(0.12)%		(53,015)

NET ASSETS–100.00%		$44,729,134

Investment Abbreviations:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
NVDR	– Non-Voting Depositary Receipt
Pfd.	– Preferred

Notes to Schedule of Investments:

(a)	Each unit represents 55 common shares and 50 preference shares.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Global Value Equity Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $37,667,175)	$43,559,101

Investments in affiliated money market funds, at value and cost	1,223,048

Total investments, at value (Cost $38,890,223)	44,782,149

Foreign currencies, at value (Cost $5,163)	5,472

Receivable for:
Fund shares sold	3,936

Dividends	86,634

Investment for trustee deferred compensation and retirement plans	1,096

Total assets	44,879,287

Liabilities:
Payable for:
Fund shares reacquired	58,993

Accrued fees to affiliates	61,825

Accrued other operating expenses	28,239

Trustee deferred compensation and retirement plans	1,096

Total liabilities	150,153

Net assets applicable to shares outstanding	$44,729,134

Net assets consist of:
Shares of beneficial interest	$58,297,889

Undistributed net investment income	1,425,720

Undistributed net realized gain (loss)	(20,889,545)

Unrealized appreciation	5,895,070

$44,729,134

Net assets:
Series I	$44,717,079

Series II	$12,055

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	5,678,663

Series II	1,534

Series I:
Net asset value per share	$7.87

Series II:
Net asset value per share	$7.86

Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $103,054)	$1,356,614

Dividends from affiliated money market funds (includes securities lending income of $3,503)	3,608

Total investment income	1,360,222

Expenses:
Advisory fees	288,811

Administrative services fees	136,926

Custodian fees	17,580

Distribution fees — Series II	16

Transfer agent fees	5,165

Trustees’ and officers’ fees and benefits	8,064

Professional services fees	28,486

Other	11,516

Total expenses	496,564

Less: Fees waived	(11,828)

Net expenses	484,736

Net investment income	875,486

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	1,458,389

Foreign currencies	529,784

Foreign currency contracts	186,599

2,174,772

Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes on holdings of $(1,091)	1,507,451

Foreign currencies	3,066

Foreign currency contracts	(213,713)

1,296,804

Net realized and unrealized gain	3,471,576

Net increase in net assets resulting from operations	$4,347,062

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Global Value Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$875,486	$1,451,529

Net realized gain	2,174,772	858,582

Change in net unrealized appreciation	1,296,804	3,798,012

Net increase in net assets resulting from operations	4,347,062	6,108,123

Distributions to shareholders from net investment income:
Series I	(823,810)	(3,097,718)

Share transactions-net:
Series I	(4,776,026)	(5,647,809)

Series II	10,000	—

Net increase (decrease) in net assets resulting from share transactions	(4,766,026)	(5,647,809)

Net increase (decrease) in net assets	(1,242,774)	(2,637,404)

Net assets:
Beginning of year	45,971,908	48,609,312

End of year (includes undistributed net investment income of $1,425,720 and $642,607, respectively)	$44,729,134	$45,971,908

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen V.I. Global Value Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  Prior to June 1, 2010, the Fund operated as Universal Funds Global Value Equity Portfolio (the “Acquired Fund”), an investment portfolio of The Universal Institutional Funds, Inc. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class I shares received Series I shares of the Fund. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Series I shares of the Fund throughout this report.
  The Fund’s investment objective is long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Invesco Van Kampen V.I. Global Value Equity Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Invesco Van Kampen V.I. Global Value Equity Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Invesco Van Kampen V.I. Global Value Equity Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $1 billion	0.67%

Next $500 million	0.645%

Next $1 billion	0.62%

Next $1 billion	0.595%

Next $1 billion	0.57%

Over $4.5 billion	0.545%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee to Morgan Stanley Investment Management Inc. (“MSIM”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of master sub-advisory agreements between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Prior to the Reorganization, Morgan Stanley Investment Management Limited served as sub-adviser to the Acquired Fund.
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.15% and Series II shares to 1.40% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Prior to the Reorganization, MSIM had voluntarily agreed to waive fees and/or reimburse expenses of Class I shares to 1.15% of the Acquired Fund’s average daily net assets.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds. Prior to the Reorganization, investment advisory fees paid by the Acquired Fund were reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class shares.
  For the year ended December 31, 2010, the Adviser and MSIM waived advisory fees of $11,659 and $169, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $29,315 for accounting and fund administrative services and reimbursed $61,435 for services provided by insurance companies. Prior to the Reorganization, the Acquired Fund paid an administration fee of $46,176 to MSIM and JPMorgan Investor Services Co.
  Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. Prior to the Reorganization, the Acquired Fund paid $568 to Morgan Stanley Services Company Inc., which served as the Acquired Fund’s transfer agent. For the year ended December 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2010, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

Invesco Van Kampen V.I. Global Value Equity Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1*	Level 2*	Level 3	Total

Australia	1,151,565	—	—	1,151,565

Bermuda	383,832	—	—	383,832

Brazil	609,069	137,408	—	746,477

Canada	1,022,765	—	—	1,022,765

China	263,750	169,177	—	432,927

Finland	386,082	—	—	386,082

France	—	2,013,170	—	2,013,170

Germany	1,204,447	—	—	1,204,447

Hong Kong	690,253	540,476	—	1,230,729

Indonesia	—	75,202	—	75,202

Ireland	93,114	—	—	93,114

Italy	451,947	—	—	451,947

Japan	4,963,514	1,117,980	—	6,081,494

Mexico	216,643	—	—	216,643

Netherlands	358,500	414,024	—	772,524

Norway	923,520	—	—	923,520

Poland	—	139,507	—	139,507

Russia	294,922	—	—	294,922

South Africa	594,458	—	—	594,458

South Korea	791,049	188,535	—	979,584

Spain	494,018	889,327	—	1,383,345

Switzerland	2,538,896	—	—	2,538,896

Taiwan	293,060	119,423	—	412,483

Thailand	161,307	—	—	161,307

Turkey	—	86,396	—	86,396

United Kingdom	765,569	3,011,820	—	3,777,389

United States	17,227,424	—	—	17,227,424

Total Investments	$35,879,704	$8,902,445	$—	$44,782,149

*	Transfers occurred between Level 1 and Level 2 due to foreign fair value adjustments.

Invesco Van Kampen V.I. Global Value Equity Fund

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Effect of Derivative Instruments for the year ended December 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Foreign Currency Contracts*

Realized Gain
Currency risk	$186,599

Change in Unrealized Appreciation (Depreciation)
Currency risk	(213,713)

Total	$(27,114)

*	The average value of foreign currency contracts outstanding during the period was $3,397,060.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the period ended December 31, 2010, the Fund paid legal fees of $609 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$823,870	$3,097,718

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$1,429,309

Net unrealized appreciation — investments	5,877,017

Net unrealized appreciation — other investments	3,144

Temporary book/tax differences	(997)

Post-October deferrals	(2,592)

Capital loss carryforward	(20,874,636)

Shares of beneficial interest	58,297,889

Total net assets	$44,729,134

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

Invesco Van Kampen V.I. Global Value Equity Fund

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $1,219,041 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$2,956,661

December 31, 2017	17,917,975

Total capital loss carryforward	$20,874,636

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $54,437,384 and $58,853,208, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$6,168,922

Aggregate unrealized (depreciation) of investment securities	(291,905)

Net unrealized appreciation of investment securities	$5,877,017

Cost of investments for tax purposes is $38,905,132

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2010, undistributed net investment income was increased by $731,437, and undistributed net realized gain (loss) was decreased by $731,437. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Year ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Series I	424,256	$3,147,637	610,980	$4,100,196

Series II(b)	1,534	10,000	—	—

Issued as reinvestment of dividends:
Series I	123,510	823,810	507,823	3,097,721

Reacquired:
Series I	(1,215,233)	(8,747,473)	(1,974,372)	(12,845,726)

Net increase (decrease) in share activity	(665,933)	$(4,766,026)	(855,569)	$(5,647,809)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 93% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of June 1, 2010.

Invesco Van Kampen V.I. Global Value Equity Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset	Net	(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	investment	securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/10	$7.24	$0.15	$0.62	$0.77	$(0.14)	$—	$(0.14)	$7.87	10.95%	$44,717	1.12	%(d)	1.15	%(d)	2.04	%(d)	130
Year ended 12/31/09	6.75	0.22	0.77	0.99	(0.50)	—	(0.50)	7.24	15.99	45,972	1.15	(e)	1.20	(e)	3.33	(e)(f)	79
Year ended 12/31/08	16.46	0.30	(5.71)	(5.41)	(0.35)	(3.95)	(4.30)	6.75	(40.15)	48,610	1.11	(e)	1.11	(e)	2.69	(e)	93
Year ended 12/31/07	16.99	0.25	0.94	1.19	(0.33)	(1.39)	(1.72)	16.46	6.64	107,470	1.00	(e)	1.00	(e)	1.47	(e)	36
Year ended 12/31/06	14.87	0.24	2.78	3.02	(0.26)	(0.64)	(0.90)	16.99	21.21	151,300	1.50		1.50		1.53		29

Series II
Year ended 12/31/10(g)	6.52	0.07	1.27	1.34	—	—	—	7.86	20.55	12	1.40	(d)(h)	1.45	(d)(h)	1.76	(d)(h)	130

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $43,100 and $11 for Series I and Series II, respectively.
(e)	Ratios reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios was less than 0.005% for the years ended December 31, 2009, 2008 and 2007, respectively.
(f)	Ratio of net investment income to average net assets without fee waivers and/or expenses absorbed was 3.28% for the year ended December 31, 2009.
(g)	Commencement date of June 1, 2010.
(h)	Annualized.

NOTE 12—Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco V.I. Global Dividend Growth Fund (the “Target Fund”) in exchange for shares of the Fund. The Agreement requires approval of the Target Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

NOTE 13—Change in Independent Registered Public Accounting Firm (Unaudited)

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

Invesco Van Kampen V.I. Global Value Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco Van Kampen V.I. Global Value Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen V.I. Global Value Equity Fund, (formerly known as Universal Institutional Global Value Equity Portfolio; one of the funds constituting Invesco Variable Insurance Funds, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 19, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco Van Kampen V.I. Global Value Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,224.00	$6.39	$1,019.46	$5.80	$1.14%

Series II	1,000.00	1,224.30	7.79	1,018.20	7.07	1.39

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco Van Kampen V.I. Global Value Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Corporate Dividends Received Deduction*	61.62%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Van Kampen V.I. Global Value Equity Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco Van Kampen V.I. Government Fund
Annual Report to Shareholders ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is available on the SEC website under the predecessor fund.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VK-VIGOV-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, Van Kampen Life Investment Trust Government Portfolio was reorganized as Invesco Van Kampen V.I. Government Fund. Brian Schneider and Clint Dudley have managed the Fund since June 1, 2010. A listing of your Fund’s managers appears later in this report.
     For the year ended December 31, 2010, Invesco Van Kampen V.I. Government Fund underperformed its style-specific index. Duration decisions caused the Fund to slightly underperform its style-specific benchmark.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	5.23%

Series II Shares	4.88

Barclays Capital U.S. Government/Mortgage Index▼
(Broad Market/Style-Specific Index)	5.41

▼	Lipper Inc.

How we invest
We invest primarily in debt securities issued, guaranteed or backed by the U.S. government or its agencies and instrumentalities. These securities include: U.S. Treasury notes and bonds, U.S. agency debentures and agency-backed mortgage-backed securities (MBS). The Fund may invest in derivative instruments such as interest rate futures contracts and engage in mortgage dollar roll transactions, a form of repurchase agreement activity in the to-be-announced (TBA) market for agency MBS.
     Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic, as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.
     Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark), as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and relative value.
     Sell decisions are based on:
■	A conscious decision to alter the Fund’s macro risk exposure (such as duration, yield curve positioning, sector exposure).

■	The need to limit or reduce exposure to a particular sector or issuer.

■	Degradation of an issuer’s credit quality.

■	Realignment of a valuation target.

■	Presentation of a better relative value opportunity.

Market conditions and your Fund
In the U.S. and much of the developed world, a gradual and somewhat lackluster recovery continued during 2010, with central banks keeping interest rates at low levels and with few of them withdrawing their quantitative easing measures. This helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. However, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for eurozone countries) and became a focal point of investor concern.
     In the U.S., economic recovery was present, although the pace remained modest as stubbornly high unemployment and housing sector weakness continued to weigh on the economy. Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an annual rate of 3.7%, 1.7% and 2.6% for the first, second and third quarters of 2010, respectively.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.2 The Fed recently described its view of the U.S. economy by stating: “The Committee anticipates a gradual return to higher levels of resource utilization in a context of price stability, although the pace of economic recovery is likely to be more modest in the near term than had been anticipated.”2
     U.S. Treasury yields for securities with maturities of two to 30 years ended the year lower than at the start, indicative of positive 12-month returns across government bond sectors.3 Treasuries performed well for the year despite a significant rise in yields for intermediate and longer maturity securities during the final three months of the year, driven by rising inflation expectations and improving economic data. The broader U.S. investment grade bond market, as measured by the Barclays Capital U.S. Aggregate Index, also generated a

Portfolio Composition
By asset type

Mortgage Backed Securities	46.7%

Collateralized Mortgage Obligations	30.2

United States Treasury Obligations	14.6

United States Government Agency
Obligations	9.1
Agency Bonds	7.0

Adjustable Rate Mortgage Backed
Securities	1.1

Money Market Funds
Plus Liabilities in Excess of Other Assets	-8.7

Top 10 Fixed Income Issuers*

1.	Fannie Mae	39.4%

2.	Freddie Mac	24.4

3.	U.S. Treasury Securities	14.6

4.	Government National
	Mortgage Association	12.1

5.	Federal Home Loan Bank	5.7

6.	Citibank	3.1

7.	La Hipotecaria S.A.	2.1

8.	Ally Financial Inc.	1.6

9.	Financing Corp.	1.3

10.	General Electric Capital Corp.	1.0

Total Net Assets	$297.2 million

Total Number of Holdings*	156
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
* Excluding money market fund holdings.

Invesco Van Kampen V.I. Government Fund

positive total return for the 12 months ended December 31, 2010. Slow economic growth, the avoidance of a double-dip recession, a recovery in corporate financial health, strong inflows into credit-related asset classes and low overall interest rates supported the performance of bonds, especially in non-government sectors.
     In this market environment, the Fund generated positive returns, but slightly underperformed its style-specific index, the Barclays Capital U.S. Government/ Mortgage Index, for the year. Since taking over management of the Fund in June, sector allocation and security selection decisions that favored the yield advantage and price stability of short average life agency MBS collateralized mortgage obligations (CMOs) and higher coupon agency pass-through MBS benefited total return performance versus the style-specific index, and contributed to a higher-than-index average yield-to-maturity for the period. To accommodate the emphasis on agency CMO and MBS, the Fund maintained an underweight allocation in lower yielding fixed-rate, fixed-maturity U.S. Treasuries. Security selection among Treasuries and agency MBS benefited the Fund. We emphasized higher coupon 30-year MBS during the period when the high coupon portion of the style-specific benchmark outperformed Treasuries by a significant margin.3 The Fund also benefited from incremental income earned by engaging in dollar (mortgage) roll activity, a type of repurchase transaction in the highly liquid TBA market for agency MBS. A dollar roll involves the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Cash proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, generate income for the Fund.
     The Fund also uses active duration and yield curve positioning for risk management and for generating alpha versus its benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. The contribution to performance from duration position versus the style-specific benchmark was mixed over the period, but overall it had a negative effect. A sustained, longer-than-style-specific benchmark duration posture during much of the second half of the year was beneficial to relative returns during the third quarter as rates continued to decline. However, this strategy was detrimental during the fourth quarter of 2010 as there was a significant rise in interest rates. Yield curve positioning during the third quarter, when the Fund held a greater quantity of longer duration securities than the index, also had a slight negative effect on performance. U.S. Treasury note futures contracts were an important tool used in the management of our targeted portfolio duration.
     We thank you for your investment in Invesco Van Kampen V.I. Government Fund.
1  Bureau of Economic Analysis
2  U.S. Federal Reserve
3  Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Clint Dudley
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Government Fund. He joined Invesco in 1998. Mr. Dudley earned a B.B.A. and an M.B.A. from Baylor University. He is a member of the CFA Institute.
Brian Schneider
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Government Fund. He joined Invesco in 1987. Mr. Schneider earned a B.A. in economics and an M.B.A., both from Bellarmine College.

Invesco Van Kampen V.I. Government Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Index data from 3/31/86, Fund data from 4/7/86

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or
100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception (4/7/86)	5.84%

10 Years	4.43

5 Years	3.71

1 Year	5.23

Series II Shares

Inception (12/15/00)	4.19%

10 Years	4.18

5 Years	3.45

1 Year	4.88
Effective June 1, 2010, Class I and Class II shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Government Fund. Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco Van Kampen V.I. Government Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.60% and 0.85%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.86% and 1.11%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco Van Kampen V.I. Government Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

Invesco Van Kampen V.I. Government Fund

Invesco Van Kampen V.I. Government Fund’s investment objective is to seek to provide investors with high current return consistent with preservation of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.
     Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Credit risk should be low for the Fund because it invests substantially all of its assets in U.S. Government securities.
     The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short-and long-term. If interest rates drop, your income from the Fund may drop as well. The more the Fund invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Fund’s income risk.
     Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The yields and market prices of U.S. government securities may move differently and adversely compared to the yields and market prices of the overall securities markets. U.S. government securities, while backed by the U.S. government, are not guaranteed against declines in their market prices. As interest rates change, zero coupon bonds often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities.
     If interest rates fall, the principal on debt securities held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders. Mortgage-related securities are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.
     Dollar roll transactions involve the risk that the market value and yield of the securities retained by the Fund may decline below the price of the mortgage-related securities sold by the Fund that it is obligated to repurchase. Also, in the event the buyer of mortgage-related files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale may be restricted pending a decision whether the Fund is obligated to repurchase mortgage-related securities.
     Reverse repurchase agreements involve the risk that the market value of securities to be repurchased may decline below the repurchase price, or that the other party may default on its obligation, resulting in the Fund being delayed or prevented from completing the transaction. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s repurchase obligation.
     The prices of debt securities tend to fall as interest rates rise. For mortgage-related securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.

About indexes used in this report
The Barclays Capital U.S. Government/ Mortgage Index is generally representative of U.S. government treasury securities and agency mortgage-backed securities.
     The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco Van Kampen V.I. Government Fund

Schedule of Investments

December 31, 2010

			Par
		Maturity	Amount
	Coupon	Date	(000)	Value

Mortgage Backed Securities–46.7%
Federal Home Loan Mortgage Corp., January(a)	4.500%	TBA	$8,350	$8,558,750

Federal Home Loan Mortgage Corp., January(a)	6.000%	TBA	285	308,735

Federal Home Loan Mortgage Corp.	4.500%	01/01/40	5,123	5,272,436

Federal Home Loan Mortgage Corp.	5.000%	01/01/37 to 01/01/40	6,131	6,471,272

Federal Home Loan Mortgage Corp.	5.500%	11/01/39	1,278	1,367,967

Federal Home Loan Mortgage Corp.(a)	5.500%	05/01/38	164	174,547

Federal Home Loan Mortgage Corp.	6.000%	06/01/29 to 07/01/38	5,037	5,463,182

Federal Home Loan Mortgage Corp.	6.500%	06/01/29 to 12/01/35	2,413	2,718,530

Federal Home Loan Mortgage Corp.(a)	6.500%	12/01/33	6,086	6,844,559

Federal Home Loan Mortgage Corp.	7.500%	05/01/35	254	290,966

Federal Home Loan Mortgage Corp.	8.000%	08/01/32	134	157,021

Federal Home Loan Mortgage Corp.	8.500%	08/01/31	159	189,717

Federal National Mortgage Association, January(a)	3.500%	TBA	3,800	3,827,314

Federal National Mortgage Association, January(a)	4.000%	TBA	15,820	15,875,196

Federal National Mortgage Association	4.500%	11/01/24 to 08/01/39	11,052	11,480,665

Federal National Mortgage Association	5.000%	06/01/23 to 03/01/40	28,117	29,714,603

Federal National Mortgage Association	5.500%	04/01/35 to 08/01/38	22,407	24,072,144

Federal National Mortgage Association	6.000%	01/01/14 to 10/01/38	9,810	10,729,150

Federal National Mortgage Association	6.500%	04/01/11 to 04/01/38	3,508	3,941,932

Federal National Mortgage Association	7.000%	06/01/11 to 06/01/32	38	42,843

Federal National Mortgage Association	7.500%	08/01/37	439	503,812

Federal National Mortgage Association	8.000%	04/01/33	328	378,730

Federal National Mortgage Association	8.500%	10/01/32	306	355,521

Government National Mortgage Association	6.500%	05/15/23 to 03/15/29	39	44,058

Government National Mortgage Association	7.000%	04/15/23 to 11/15/27	60	68,274

Government National Mortgage Association	8.000%	05/15/17 to 01/15/23	14	16,845

Total Mortgage Backed Securities				138,868,769

Collateralized Mortgage Obligations–30.2%
FDIC Structured Sale Guaranteed Notes(b)(c)	0.811%	02/25/48	1,562	1,565,673

Federal Home Loan Mortgage Corp. (REMIC)(b)	0.560%	03/15/36	3,172	3,179,583

Federal Home Loan Mortgage Corp. (REMIC)(b)	0.660%	04/15/28 to 06/15/37	5,168	5,190,637

Federal Home Loan Mortgage Corp. (REMIC)	0.850%	03/15/13	5,269	5,270,622

Federal Home Loan Mortgage Corp. (REMIC)	3.750%	10/15/18	1,171	1,219,337

Federal Home Loan Mortgage Corp. (REMIC)	3.770%	09/15/17	1,605	1,654,586

Federal Home Loan Mortgage Corp. (REMIC)	3.835%	09/15/17	2,153	2,220,895

Federal Home Loan Mortgage Corp. (REMIC)	4.160%	07/15/17	1,862	1,920,537

Federal Home Loan Mortgage Corp. (REMIC)	4.250%	01/15/19	1,868	1,956,827

Federal Home Loan Mortgage Corp. (REMIC)	4.380%	05/15/17	1,616	1,668,070

Federal Home Loan Mortgage Corp. (REMIC)	4.500%	06/15/19 to 01/15/25	4,127	4,296,285

Federal Home Loan Mortgage Corp. (REMIC)	4.750%	07/15/14	800	819,595

Federal Home Loan Mortgage Corp. (REMIC)	5.500%	02/15/33	709	732,943

Federal Home Loan Mortgage Corp. (REMIC)	5.750%	05/15/36	1,875	2,004,660

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Government Fund

			Par
		Maturity	Amount
	Coupon	Date	(000)	Value

Collateralized Mortgage Obligations–(continued)

Federal National Mortgage Association (REMIC)(b)	0.561%	05/25/36	$3,020	$3,025,879

Federal National Mortgage Association (REMIC)	3.000%	07/25/22	601	613,682

Federal National Mortgage Association (REMIC)	4.500%	07/25/19	1,912	2,012,026

Federal National Mortgage Association (REMIC)	5.750%	10/25/35	1,708	1,896,313

Federal National Mortgage Association (REMIC)	6.500%	01/25/30 to 03/25/32	4,468	4,976,767

Federal National Mortgage Association (REMIC)	7.000%	09/18/27	1,205	1,360,016

Government National Mortgage Association	4.000%	11/16/33 to 02/20/38	2,841	2,987,511

Government National Mortgage Association	4.500%	01/16/31 to 08/20/35	25,793	27,384,847

Government National Mortgage Association	4.750%	09/20/32	2,877	3,029,782

Government National Mortgage Association	5.000%	08/16/35	1,424	1,499,978

Government National Mortgage Association(b)	5.769%	08/20/34	938	1,027,276

La Hipotecaria SA (Panama)(b)(c)	3.750%	10/15/28	6,099	6,190,589

Total Collateralized Mortgage Obligations				89,704,916

United States Treasury Obligations–14.6%
United States Treasury Bonds	4.250%	05/15/39	1,185	1,166,855

United States Treasury Bonds	4.375%	11/15/39	3,000	3,015,000

United States Treasury Bonds	4.625%	02/15/40	3,700	3,874,594

United States Treasury Bonds	5.375%	02/15/31	3,800	4,433,531

United States Treasury Bonds	6.875%	08/15/25	1,400	1,870,313

United States Treasury Bonds	7.500%	11/15/24	8,270	11,580,584

United States Treasury Bonds(d)	7.875%	02/15/21	1,100	1,533,984

United States Treasury Notes	0.500%	11/15/13	2,000	1,974,063

United States Treasury Notes	2.125%	11/30/14	150	153,633

United States Treasury Notes	2.250%	01/31/15	3,500	3,591,328

United States Treasury Notes	2.375%	10/31/14 to 02/28/2015	1,050	1,083,867

United States Treasury Notes	3.500%	05/15/20	6,150	6,298,945

United States Treasury Notes	3.625%	02/15/20	2,729	2,831,764

Total United States Treasury Obligations				43,408,461

United States Government Agency Obligations–9.1%
Federal Agircultural Mortgage Corp.	1.250%	12/06/13	2,000	1,983,906

Federal Home Loan Banks	1.875%	06/21/13	12,500	12,800,174

Federal Home Loan Banks	3.625%	10/18/13	3,900	4,174,447

Federal Home Loan Mortgage Corp.	0.375%	11/30/12	1,000	994,489

Federal National Mortgage Association	5.375%	06/12/17	480	552,261

Financing Corp.	9.650%	11/02/18	1,985	2,847,712

Financing Corp.	9.800%	04/06/18	700	998,018

Tennessee Valley Authority, Ser D	4.875%	12/15/16	2,420	2,709,808

Total United States Government Agency Obligations				27,060,815

Agency Bonds–7.0%
Diversified Banks–2.4%
GMAC, Inc.	2.200%	12/19/12	4,700	4,833,059

US Central Federal Credit Union	1.900%	10/19/12	2,260	2,307,126

				7,140,185

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Government Fund

			Par
		Maturity	Amount
	Coupon	Date	(000)	Value

Industrial Conglomerates–1.0%
General Electric Capital Corp.	2.625%	12/28/12	$2,800	$2,903,600

Other Diversified Financial Services–3.6%
Citibank NA	1.750%	12/28/12	9,000	9,183,876

Private Export Funding Corp.	4.300%	12/15/21	1,540	1,589,552

				10,773,428

Total Agency Bonds				20,817,213

Adjustable Rate Mortgage Backed Securities–1.1%
Federal Home Loan Mortgage Corp.(b)	5.519%	01/01/38	500	530,381

Federal Home Loan Mortgage Corp.(b)	5.932%	10/01/36	874	923,649

Federal National Mortgage Association(b)	2.548%	05/01/35	1,338	1,398,375

Federal National Mortgage Association(b)	5.736%	03/01/38	307	325,769

Total Adjustable Rate Mortgage Backed Securities				3,178,174

Total Long-Term Investments (Cost $318,316,643)				323,038,348

Money Market Funds–0.9%
Government & Agency Portfolio, Institutional Class (2,552,526 Common Shares)(e) (Cost $2,552,526)				2,552,526

TOTAL INVESTMENTS–109.6% (Cost $320,869,169)				325,590,874

LIABILITIES IN EXCESS OF OTHER ASSETS–(9.6%)				(28,399,263)

NET ASSETS–100.0%				$297,191,611

Percentages are calculated as a percentage of net assets.

Investment Abbreviations:

REMICs	– Real Estate Mortgage Investment Conduits
TBA	– To Be Announced

Notes to Schedule of Investments:

(a)	Security purchased on a when-issued, delayed delivery or forward commitment basis.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2010.
(c)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
(d)	All or a portion of this security has been physically segregated in connection with open futures contracts.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Government Fund

Futures Contracts Outstanding as of December 31, 2010:
		Unrealized
	Number of	Appreciation
	Contracts	(Depreciation)

Long Contracts:
U.S. Treasury Bonds Ultra Long Futures, March 2011 (Current Notional Value of $127,094 per contract)	21	$20,394

U.S. Treasury Notes 5-Year Futures, March 2011 (Current Notional Value of $117,719 per contract)	341	(548,507)

Total Long Contracts	362	(528,113)

Short Contracts:
U.S. Treasury Bonds 30-Year Futures, March 2011 (Current Notional Value of $122,125 per contract)	62	202,182

U.S. Treasury Notes 10-Year Futures, March 2011 (Current Notional Value of $120,438 per contract)	22	(4,579)

U.S. Treasury Notes 2-Year Futures, March 2011 (Current Notional Value of $218,906 per contract)	118	45,847

Total Short Contracts	202	243,450

Total Futures Contracts	564	$(284,663)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Government Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $318,316,643)	$323,038,348

Investments in affiliated money market funds, at value and cost	2,552,526

Cash	33,922

Receivables:
Investments sold	6,793,575

Interest	1,270,375

Fund shares sold	245,026

Principal paydowns	39,785

Variation margin on futures contracts	32,250

Dividends	194

Other	13,611

Total assets	334,019,612

Liabilities:
Payables:
Investments purchased	35,783,987

Distributor and affiliates	636,571

Fund shares repurchased	321,086

Trustees’ deferred compensation and retirement plans	2,709

Accrued expenses	83,648

Total liabilities	36,828,001

Net assets	$297,191,611

Net assets consist of:
Capital (par value of $0.001 per share with an unlimited number of shares authorized)	$297,836,564

Accumulated undistributed net investment income	7,854,707

Net unrealized appreciation	4,437,042

Accumulated net realized gain (loss)	(12,936,702)

Net assets	$297,191,611

Net asset value, offering price and redemption price per share:
Series I shares (based on net assets of $31,111,257 and 3,378,647 shares of beneficial interest issued and outstanding)	$9.21

Series II shares (based on net assets of $266,080,354 and 28,954,280 shares of beneficial interest issued and outstanding)	$9.19

Statement of Operations

For the year ended December 31, 2010

Investment income:
Interest	$9,711,549

Dividends from affiliated money market funds	3,423

Total investment income	9,714,972

Expenses:
Investment advisory fee	1,559,968

Distribution fees — Series II	698,822

Administrative services fees	534,183

Custodian fees	36,705

Professional fees	31,751

Trustees’ and officers’ fees and benefits	25,376

Transfer agent fees	18,627

Other	27,120

Total expenses	2,932,552

Expense reduction	364,858

Net expenses	2,567,694

Net investment income	7,147,278

Realized and unrealized gain (loss):
Realized gain (loss):
Investments	5,185,877

Futures contracts	1,690,933

Swap contracts	(4,581,402)

Net realized gain	2,295,408

Unrealized appreciation (depreciation):
Beginning of the period	(1,193,281)

End of the period:
Investments	4,721,705

Futures contracts	(284,663)

4,437,042

Net unrealized appreciation during the period	5,630,323

Net realized and unrealized gain	7,925,731

Net increase in net assets from operations	$15,073,009

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Government Fund

Statements of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

From investment activities:
Operations:
Net investment income	$7,147,278	$6,415,830

Net realized gain	2,295,408	12,018,216

Net unrealized appreciation (depreciation) during the period	5,630,323	(15,898,968)

Change in net assets from operations	15,073,009	2,535,078

Distributions from net investment income:
Series I shares	(67,352)	(2,682,417)

Series II shares	(590,082)	(15,211,001)

Total distributions	(657,434)	(17,893,418)

Net change in net assets from investment activities	14,415,575	(15,358,340)

From capital transactions:
Proceeds from shares sold	46,997,786	122,570,783

Net asset value of shares issued through dividend reinvestment	657,434	17,893,418

Cost of shares repurchased	(75,254,872)	(93,695,171)

Net change in net assets from capital transactions	(27,599,652)	46,769,030

Total increase (decrease) in net assets	(13,184,077)	31,410,690

Net assets:
Beginning of the period	310,375,688	278,964,998

End of the period (including accumulated undistributed net investment income (loss) of $7,854,707 and $(215,189), respectively)	$297,191,611	$310,375,688

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Government Fund

Financial Highlights

The following schedules present financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Series I sharesˆ
	Years Ended December 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of the period	$8.77		$9.28	$9.52	$9.30	$9.42

Net investment income(a)	0.23		0.22	0.35	0.45	0.44

Net realized and unrealized gain (loss)	0.23		(0.13)	(0.18)	0.21	(0.14)

Total from investment operations	0.46		0.09	0.17	0.66	0.30

Less distributions from net investment income	0.02		0.60	0.41	0.44	0.42

Net asset value, end of the period	$9.21		$8.77	$9.28	$9.52	$9.30

Total return*	5.23	%(b)	0.98%	1.81%	7.33%	3.34%

Net assets at end of the period (in millions)	$31.1		$34.7	$51.4	$55.0	$57.5

Ratio of expenses to average net assets*	0.60	%(c)	0.60%	0.60%	0.60%	0.60%

Ratio of net investment income to average net assets*	2.52	%(c)	2.45%	3.80%	4.91%	4.84%

Portfolio turnover(d)	285%		407%	411%	324%	242%

* If certain expenses had not been assumed by the adviser, total returns would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	0.72	%(c)	0.61%	0.60%	0.62%	0.65%

Ratio of net investment income to average net assets	2.40	%(c)	2.44%	3.80%	4.90%	4.79%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Ratios are annualized and based on average daily net assets (000’s omitted) of $32,475.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
ˆ	On June 1, 2010, the Class I shares of the predecessor fund were reorganized into Series I shares of the Fund.

	Series II sharesˆ
	Years Ended December 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$8.78		$9.26		$9.51		$9.30		$9.42

Net investment income(a)	0.21		0.20		0.32		0.43		0.42

Net realized and unrealized gain (loss)	0.22		(0.12)		(0.18)		0.20		(0.14)

Total from investment operations	0.43		0.08		0.14		0.63		0.28

Less distributions from net investment income	0.02		0.56		0.39		0.42		0.40

Net asset value, end of the period	$9.19		$8.78		$9.26		$9.51		$9.30

Total return*	4.88	%(b)	0.86	%(c)	1.51	%(c)	7.02	%(c)	3.11	%(c)

Net assets at end of the period (in millions)	$266.1		$275.7		$227.6		$223.4		$147.2

Ratio of expenses to average net assets*	0.85	%(d)	0.85%		0.85%		0.85%		0.85%

Ratio of net investment income to average net assets*	2.27	%(d)	2.19%		3.50%		4.63%		4.62%

Portfolio turnover(e)	285%		407%		411%		324%		242%

* If certain expenses had not been assumed by the adviser, total returns would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	0.97	%(d)	0.86%		0.85%		0.87%		0.90%

Ratio of net investment income to average net assets	2.15	%(d)	2.18%		3.50%		4.62%		4.57%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	These returns include combined Rule 12b-1 fees and service fees of up to 0.25%.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $279,529.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
ˆ	On June 1, 2010, the Class II shares of the predecessor fund were reorganized into Series II shares of the Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Government Fund

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen V.I. Government Fund (the “Fund”) is a series portfolio of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of forty-one separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen Life Investment Trust Government Portfolio (the “Acquired Fund”), an investment portfolio of Van Kampen Life Investment Trust. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class I and Class II shares received Series I and Series II shares, respectively, of the Fund.
  Information for the Acquired Fund’s Class I and Class II shares prior to the Reorganization are included with Series I and Series II shares, respectively, of the Fund throughout this report.
  The Fund’s investment objective is to seek to provide investors with high current return consistent with preservation of capital.
  The Fund currently offers two classes of shares, Series I and Series II shares, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.

Invesco Van Kampen V.I. Government Fund

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
J.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Invesco Van Kampen V.I. Government Fund

A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
K.	Dollar Roll and Forward Commitment Transactions — The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced (“TBA”) basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.
In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a “fee” or a “drop”. “Fee” income which is agreed upon amongst the parties at the commencement of the dollar roll and the “drop” which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.
Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.
At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.
Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.
Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund’s overall interest rate exposure.

Invesco Van Kampen V.I. Government Fund

L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.50%

Next $500 million	0.45%

Over $1 billion	0.40%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $653,673 to Van Kampen Asset Management (“Van Kampen”) based on the annual rate above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”), the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.60% and Series II shares to 0.85%, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Prior to the Reorganization, Van Kampen had voluntarily agreed to waive fees and/or reimburse expenses of Class I and Class II shares. Van Kampen did not waive fees and/or reimburse expenses under this agreement.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the period ended December 31, 2010, the Adviser waived advisory fees of $364,858 under this limitation.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services to the fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreements, for the period ended December 31, 2010, Invesco was paid $47,816 for accounting and fund administrative services and reimbursed $453,173 for services provided by insurance companies. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $12,616 to VKII.
  Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Fund.

Invesco Van Kampen V.I. Government Fund

  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. Prior to the Reorganization, the Acquired Fund paid $8,024 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the year ended December 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for Class II shares. Pursuant to such agreements, the Acquired Fund paid $292,458 to VKFI. For the year ended December 31, 2010, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Investments in an Asset Position
Mortgaged Backed Securities	$—	$138,868,769	$—	$138,868,769

Collateralized Mortgage Obligations	—	89,704,916	—	89,704,916

U.S. Treasury Obligations	—	43,408,461	—	43,408,461

U.S. Government Agency Obligations	—	27,060,815	—	27,060,815

Agency Bonds	—	20,817,213	—	20,817,213

Adjustable Rate Mortgage Backed Securities	—	3,178,174	—	3,178,174

Equity Securities	2,552,526	—	—	2,552,526

Futures Contracts	268,423	—	—	268,423

Total Investments in an Asset Position	$2,820,949	$323,038,348	$—	$325,859,297

Investments in a Liability Position
Futures Contracts	(553,086)	—	—	(553,086)

Total Investment in a Liability Position	$(553,086)	$—	$—	$(553,086)

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Invesco Van Kampen V.I. Government Fund

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk/futures contracts(a)	$268,423	$(553,086)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported with in the December 31, 2010 Statement of Assets and Liabilities.

Effect of Derivative Instruments for the year ended December 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Futures	Swap
	Contracts*	Agreements*

Realized Gain (Loss)
Interest rate risk	$1,690,933	$(4,581,402)

Change in Unrealized Appreciation (Depreciation) Interest rate risk	(491,489)	1,777,683

Total	$1,199,444	$(2,803,719)

*	The average notional value of futures and swap agreements outstanding during the period was $106,139,134 and $61,909,478, respectively.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period June 1, 2010 to December 31, 2010, the Fund paid legal fees of $796 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expense of $2,550 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$657,434	$17,893,418

Invesco Van Kampen V.I. Government Fund

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$8,536,343

Net unrealized appreciation — investments	3,065,735

Temporary book/tax differences	(2,709)

Post-October deferrals	(991,982)

Capital loss carryforward	(11,252,340)

Shares of beneficial interest	297,836,564

Total net assets	$297,191,611

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $0 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$10,072,819

December 31, 2018	1,179,521

Total	$11,252,340

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $16,859,637 and $61,253,506, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $897,071,514 and $844,340,949. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$4,040,517

Aggregate unrealized (depreciation) of investment securities	(974,782)

Net unrealized appreciation of investment securities	$3,065,735

Cost of investments for tax purposes is $322,525,139.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydown: gains (losses), on December 31, 2010, undistributed net investment income (loss) was increased by $1,580,052, undistributed net realized gain (loss) was decreased by $1,584,726 and shares of beneficial interest increased by $4,674. This reclassification had no effect on the net assets of the Fund.

Invesco Van Kampen V.I. Government Fund

NOTE 10—Share Information

	Summary of Share Activity

	Years ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sales:
Series I	275,133	$2,464,768	495,270	$4,487,721

Series II	4,943,827	44,533,018	13,183,520	118,083,062

Total Sales	5,218,960	46,997,786	13,678,790	122,570,783

Dividend Reinvestment:
Series I	7,593	67,352	301,921	2,682,417

Series II	66,526	590,082	1,712,142	15,211,001

Total Dividend Reinvestment	74,119	657,434	2,014,063	17,893,418

Repurchases:
Series I	(856,483)	(7,702,407)	(2,383,350)	(21,385,604)

Series II	(7,462,485)	(67,552,465)	(8,057,502)	(72,309,567)

Total Repurchases	(8,318,968)	$(75,254,872)	(10,440,852)	$(93,695,171)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 85% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund,Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco V.I. Government Securities Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

NOTE 12—Change in Independent Registered Public Accounting Firm (unaudited)

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

Invesco Van Kampen V.I. Government Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco Van Kampen V.I. Government Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen V.I. Government Fund (formerly known as Van Kampen Life Investment Trust Government Portfolio; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 19, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco Van Kampen V.I. Government Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,004.36	$3.03	$1,022.18	$3.06	0.60%

Series II	1,000.00	1,002.18	4.29	1,020.92	4.33	0.85

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco Van Kampen V.I. Government Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

U.S. Treasury Obligations*	17%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Van Kampen V.I. Government Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco Van Kampen V.I. Growth and Income Fund
Annual Report to Shareholders ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is available on the SEC website under the predecessor fund.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VK-VIGRI-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the 12 months ended December 31, 2010, Invesco Van Kampen V.I. Growth and Income Fund underperformed the Russell 1000 Value Index. Because the Fund uses a bottom-up stock selection approach, stock selection in various sectors was the primary driver of the Fund’s relative performance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	12.51%

Series II Shares	12.19

Russell 1000 Value Index▼ (Broad Market/Style-Specific Index)	15.51

▼	Lipper Inc.

How we invest
We call our investment philosophy “value with a catalyst.” We believe that undervalued companies which are experiencing positive changes (i.e., “catalysts”) have the potential to generate long-term stock price growth for shareholders. We generally seek to identify companies that are out of favor with investors, underearning relative to their potential and attractively valued. For these companies, we attempt to identify catalysts that may improve the financial results and/or correct the undervaluation. Examples of catalysts typically include improved operational efficiency, changing industry dynamics and/or a change in management.
     We initially identify potential investments through a series of quantitative screens including, but not limited to, return on capital and enterprise value to sales metrics. We then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s financial statements, an evaluation of its competitive position and stability and meetings with its executives. During the research process, we also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its risks. This also is where we typically identify the positive catalyst, a prerequisite for potential investment. Finally, we generally set a price target for a stock based on normalized earnings and historical valuation multiples.
     In short, our objective is to exploit negative sentiment toward a company’s stock by analyzing the company’s operations in the context of a cyclical environment and identifying one or more catalysts that may improve the company’s financial performance. Improved financial performance, in turn, has the potential to drive the company’s stock price higher.
     We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.

Market conditions and your Fund
Equity markets were choppy during the fiscal year as investors weighed the competing issues of solid corporate profits and soft macroeconomic data. Corporate earnings were largely positive but often were overshadowed by concerns about high unemployment, weak consumer spending, soft housing data and the possibility of additional U.S. Federal Reserve accommodation. After rising through April, major equity indexes sold off precipitously in May as the sovereign debt crisis unfolded in the eurozone while U.S. economic indicators remained weak, prompting fears of a “double-dip” recession. Uncertainty created by the debt crisis – combined with subdued employment, consumer spending and housing data – added to concerns that the recovery was slowing. Just as abruptly, however, the markets reversed course starting in September and rallied through the end of the year on modestly better economic news.
     Major equity indexes produced positive returns for the fiscal year, and all 10 sectors of the S&P 500 Index posted gains. More economically sensitive sectors such as consumer discretionary and industrials had the highest returns, while less economically sensitive sectors such as health care had some of the lowest returns.
     The Fund benefited from an overweight exposure to, and stock selection in, the consumer discretionary sector. The Fund’s overweight position in the sector was concentrated among media stocks, which benefited from an increase in advertising revenue during the reporting period. Viacom, a top Fund holding, performed well throughout the reporting period. The company reduced costs, was disciplined with its capital and grew advertising revenue.
     Stock selection in the telecommunication services sector also aided the Fund’s performance relative to its style-specific index. Vodafone helped performance. The company owns approximately 45% of Verizon Communications. Verizon has been able to grow its subscriber base,

Portfolio Composition
By sector

Financials	21.2%

Energy	14.3

Consumer Discretionary	11.8

Consumer Staples	10.6

Industrials	10.3

Information Technology	10.1

Health Care	9.5

Utilities	3.9

Telecommunication Services	2.8

Materials	2.2

Money Market Funds
Plus Other Assets Less Liabilities	3.3

Top 10 Equity Holdings*

1.	JPMorgan Chase & Co.	4.6%

2.	General Electric Co.	3.8

3.	Marsh & McLennan Cos., Inc.	3.3

4.	Viacom, Inc.- Class B	2.9

5.	Occidental Petroleum Corp.	2.5

6.	Anadarko Petroleum Corp.	2.3

7.	eBay, Inc.	2.2

8.	American Electric Power Co., Inc.	2.0

9.	Royal Dutch Shell PLC	2.0

10.	Tyco International Ltd.	2.0

Total Net Assets	$1.9 billion

Total Number of Holdings*	78
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

Invesco Van Kampen V.I. Growth and Income Fund

and investors are anticipating the introduction of the iPhone onto the network.
     Stock selection in the health care sector contributed to the Fund’s relative performance. The Fund owned Genzyme, a biotechnology company that received a takeover offer from Sanofi-aventis (not a Fund holding). As a result, Genzyme rose significantly on the news, and we sold our position.
     Offsetting these positive results was the negative impact of the information technology and financials sectors.
     The Fund was overweight in technology stocks throughout the reporting period, and most of our exposure was to hardware and equipment and software services stocks. Stock selection in hardware and equipment detracted the most from relative performance. Fund holding Hewlett Packard sold off on the news its chief executive officer was leaving the company due to expense-related improprieties. At the end of the reporting period, the Fund continued to own the stock.
     Although the Fund was underweight in the financials sector relative to its style-specific index during the reporting period, we cautiously increased our exposure to some banks and capital markets companies that we believed had improved their balance sheets and were better capitalized. Also, real estate was a strong performing asset class during the reporting period. The Fund had no exposure to this asset class, however, and therefore did not benefit from real estate’s strong performance.
     Equity markets experienced a strong recovery during the period covered by this report. We believe that the market volatility that occurred during 2010 will continue to create opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals may be reflected in those companies’ stock prices.
     As always, we would like to caution investors against making investment decisions based on short-term performance. We recommend that you consult your financial adviser to discuss your individual financial program.
     Thank you for your investment in Invesco Van Kampen V.I. Growth and Income Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Thomas Bastian
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Van Kampen V.I. Growth and Income Fund. He joined Invesco in 2010. Mr. Bastian earned a B.A. in accounting from St. John’s University and an M.B.A. in finance from the University of Michigan.
Mark Laskin
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Growth and Income Fund. He joined Invesco in 2010. Mr. Laskin earned a B.A. in history from Swarthmore College and an M.B.A. and an M.A. from the Wharton School and the Lauder Institute, respectively, of the University of Pennsylvania.
Mary Jayne Maly
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Growth and Income Fund. She joined Invesco in 2010. Ms. Maly earned a B.A. from the University of Pittsburgh and an M.B.A. from the American Graduate School of International Management.
Sergio Marcheli
Portfolio manager, is manager of Invesco Van Kampen V.I. Growth and Income Fund. He joined Invesco in 2010. Mr. Marcheli earned a B.B.A. from the University of Houston and an M.B.A. from the University of St. Thomas.
James Roeder
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Growth and Income Fund. He joined Invesco in 2010. Mr. Roeder earned a B.S. in accounting from Clemson University and an M.B.A. in economics and finance from the University of Chicago Graduate School of Business. He is also a Certified Public Accountant.

Invesco Van Kampen V.I. Growth and Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Fund data from 12/23/96, index data from 12/31/96

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or
100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception (12/23/96)		7.99%

10	Years	3.96

5	Years	2.59

1	Year	12.51

Series II Shares

Inception (9/18/00)		4.08%

10	Years	3.69

5	Years	2.33

1	Year	12.19
Effective June 1, 2010, Class I and Class II shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Growth and Income Fund. Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco Van Kampen V.I. Growth and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.62% and 0.87%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.88% and 1.13%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco Van Kampen V.I. Growth and Income Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

Invesco Van Kampen V.I. Growth and Income Fund

Invesco Van Kampen V.I. Growth and Income Fund’s investment objective is to seek long-term growth of capital and income.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The ability of the Fund’s equity securities holdings to generate income is dependent on the earnings and the continuing declaration of dividends by the issuers of such securities. The values of income-producing equity securities may or may not move in tandem with overall changes in the stock market. The Fund’s investments in fixed income or debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The market prices of such securities tend to fall as interest rates rise, and such declines may be greater among securities with longer maturities. The values of convertible securities tend to decline as interest rates rise and, because of the conversion feature, tend to vary with fluctuations in the market value of the underlying equity security.
     The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.
     Investing in real estate investment trusts (REITs) makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

     Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

About indexes used in this report
The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco Van Kampen V.I. Growth and Income Fund

Schedule of Investments

December 31, 2010

	Shares	Value

Common Stocks–96.7%
Air Freight & Logistics–0.5%
FedEx Corp.	105,218	$9,786,326

Asset Management & Custody Banks–1.1%
State Street Corp.	439,202	20,352,621

Automobile Manufacturers–1.6%
Ford Motor Co.(a)	982,479	16,495,823

General Motors Co.(a)	375,163	13,828,508

		30,324,331

Cable & Satellite–3.1%
Comcast Corp., Class A	1,483,651	32,595,812

Time Warner Cable, Inc.	379,192	25,038,048

		57,633,860

Communications Equipment–1.0%
Cisco Systems, Inc.(a)	954,594	19,311,437

Computer Hardware–2.7%
Dell, Inc.(a)	1,636,052	22,168,505

Hewlett-Packard Co.	667,271	28,092,109

		50,260,614

Consumer Electronics–1.1%
Sony Corp.–ADR (Japan)	595,816	21,276,589

Data Processing & Outsourced Services–1.1%
Western Union Co.	1,077,569	20,010,456

Diversified Banks–1.6%
U.S. Bancorp	449,647	12,126,980

Wells Fargo & Co.	580,167	17,979,375

		30,106,355

Diversified Chemicals–1.8%
Dow Chemical Co.	503,470	17,188,466

PPG Industries, Inc.	205,650	17,288,995

		34,477,461

Diversified Support Services–0.5%
Cintas Corp.	357,095	9,984,376

Drug Retail–1.5%
Walgreen Co.	715,888	27,890,997

Electric Utilities–3.9%
American Electric Power Co., Inc.	1,041,011	37,455,576

Edison International	293,741	11,338,403

Entergy Corp.	159,011	11,262,749

FirstEnergy Corp.	349,975	12,956,074

		73,012,802

Food Distributors–0.9%
Sysco Corp.	583,602	17,157,899

Health Care Distributors–0.7%
Cardinal Health, Inc.	326,033	12,490,324

Health Care Equipment–1.2%
Covidien PLC (Ireland)	505,461	23,079,349

Home Improvement Retail–1.4%
Home Depot, Inc.	744,146	26,089,759

Household Products–1.9%
Procter & Gamble Co.	543,193	34,943,606

Human Resource & Employment Services–1.2%
Manpower, Inc.	201,500	12,646,140

Robert Half International, Inc.	311,915	9,544,599

		22,190,739

Hypermarkets & Super Centers–1.0%
Wal-Mart Stores, Inc.	340,805	18,379,614

Industrial Conglomerates–5.8%
General Electric Co.	3,916,686	71,636,187

Tyco International Ltd. (Switzerland)	891,117	36,927,888

		108,564,075

Industrial Machinery–1.7%
Dover Corp.	165,594	9,678,969

Ingersoll-Rand PLC (Ireland)	459,327	21,629,709

		31,308,678

Insurance Brokers–3.3%
Marsh & McLennan Cos., Inc.	2,245,290	61,386,229

Integrated Oil & Gas–8.1%
ConocoPhillips	216,166	14,720,905

Exxon Mobil Corp.	266,042	19,452,991

Hess Corp.	422,700	32,353,458

Occidental Petroleum Corp.	488,265	47,898,796

Royal Dutch Shell PLC–ADR (United Kingdom)	556,244	37,145,974

		151,572,124

Integrated Telecommunication Services–1.1%
Verizon Communications, Inc.	584,327	20,907,220

Internet Software & Services–3.4%
eBay, Inc.(a)	1,503,011	41,828,796

Yahoo!, Inc.(a)	1,274,654	21,197,496

		63,026,292

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Growth and Income Fund

	Shares	Value

Investment Banking & Brokerage–2.9%
Charles Schwab Corp.	1,599,837	$27,373,211

LPL Investment Holdings, Inc.(a)	55,842	2,030,974

Morgan Stanley	909,097	24,736,529

		54,140,714

IT Consulting & Other Services–0.9%
Amdocs Ltd. (Guernsey)(a)	599,464	16,467,276

Life & Health Insurance–0.8%
Principal Financial Group, Inc.	487,004	15,856,850

Managed Health Care–1.8%
UnitedHealth Group, Inc.	942,718	34,041,547

Movies & Entertainment–4.6%
Time Warner, Inc.	1,021,065	32,847,661

Viacom, Inc., Class B	1,357,626	53,775,566

		86,623,227

Office Services & Supplies–0.6%
Avery Dennison Corp.	286,199	12,117,666

Oil & Gas Equipment & Services–2.0%
Cameron International Corp.(a)	140,587	7,131,979

Schlumberger Ltd. (Netherlands Antilles)	372,777	31,126,879

		38,258,858

Oil & Gas Exploration & Production–3.9%
Anadarko Petroleum Corp.	563,547	42,919,740

Devon Energy Corp.	251,953	19,780,830

Noble Energy, Inc.	117,451	10,110,182

		72,810,752

Oil & Gas Storage & Transportation–0.3%
Williams Cos., Inc.	231,544	5,723,768

Other Diversified Financial Services–7.8%
Bank of America Corp.	2,654,939	35,416,886

Citigroup, Inc.(a)	5,148,209	24,351,029

JPMorgan Chase & Co.	2,050,392	86,977,629

		146,745,544

Packaged Foods & Meats–2.6%
Kraft Foods, Inc., Class A	826,057	26,029,056

Unilever NV (Netherlands)	746,400	23,436,960

		49,466,016

Personal Products–1.5%
Avon Products, Inc.	982,285	28,545,202

Pharmaceuticals–5.8%
Abbott Laboratories	256,441	12,286,088

Bristol-Myers Squibb Co.	1,093,218	28,948,413

Merck & Co., Inc.	467,388	16,844,664

Pfizer, Inc.	1,876,991	32,866,112

Roche Holdings AG–ADR (Switzerland)	475,124	17,458,431

		108,403,708

Property & Casualty Insurance–0.7%
Chubb Corp.	234,964	14,013,253

Regional Banks–2.9%
BB&T Corp.	397,409	10,447,882

Fifth Third Bancorp	731,150	10,733,282

PNC Financial Services Group, Inc.	564,908	34,301,214

		55,482,378

Semiconductors–0.9%
Intel Corp.	817,309	17,188,008

Soft Drinks–1.2%
Coca-Cola Co.	213,375	14,033,674

Coca-Cola Enterprises, Inc.	360,297	9,018,234

		23,051,908

Specialty Chemicals–0.4%
LyondellBasell Industries NV, Class A (Netherlands)(a)	217,336	7,476,358

Systems Software–0.2%
Microsoft Corp.	166,845	4,658,312

Wireless Telecommunication Services–1.7%
Vodafone Group PLC–ADR (United Kingdom)	1,181,459	31,225,961

Total Common Stocks–96.7% (Cost $1,619,089,930)		1,817,821,439

Money Market Funds–4.0%
Liquid Assets Portfolio–Institutional Class(b)	37,360,235	37,360,235

Premier Portfolio–Institutional Class(b)	37,360,235	37,360,235

Total Money Market Funds–4.0% (Cost $74,720,470)		74,720,470

TOTAL INVESTMENTS–100.7% (Cost $1,693,810,400)		1,892,541,909

LIABILITIES IN EXCESS OF OTHER ASSETS–(0.7%)		(12,674,874)

NET ASSETS–100.0%		$1,879,867,035

Investment Abbreviation:

ADR – American Depositary Receipt

Notes to Schedule of Investments:

Percentages are calculated as a percentage of net assets.

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment advisor.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Growth and Income Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $1,619,089,930)	$1,817,821,439

Investment in affiliated money market funds, at value and cost	74,720,470

Receivables:
Dividends	2,476,325

Fund shares sold	565,683

Expense reimbursement from adviser	30,490

Other	3,841

Total assets	1,895,618,248

Liabilities:
Payables:
Fund shares repurchased	12,012,569

Distributor and affiliates	3,542,697

Trustees’ deferred compensation and retirement plans	10,366

Accrued expenses	185,581

Total liabilities	15,751,213

Net assets	$1,879,867,035

Net assets consist of:
Capital (par value of $0.001 per share with an unlimited number of shares authorized)	$1,768,047,228

Net unrealized appreciation	198,731,509

Accumulated undistributed net investment income	19,988,664

Accumulated net realized gain (loss)	(106,900,366)

Net assets	$1,879,867,035

Net asset value, offering price and redemption price per share:
Series I Shares (based on net assets of $154,488,757 and 8,397,205 shares of beneficial interest issued and outstanding)	$18.40

Series II Shares (based on net assets of $1,725,378,278 and 93,947,482 shares of beneficial interest issued and outstanding)	$18.37

Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $495,942)	$34,483,959

Dividends from affiliated money market funds	69,855

Interest	24,741

Total income	34,578,555

Expenses:
Investment advisory fee	9,618,095

Distribution fees — Series II	3,886,924

Administrative services fees	2,852,728

Trustees and officers’ fees and benefits	64,439

Custody	56,824

Professional fees	56,338

Transfer agent fees	27,605

Registration fees	150

Other	38,625

Total expenses	16,601,728

Expense reduction	2,323,699

Net expenses	14,278,029

Net investment income	20,300,526

Realized and unrealized gain (loss):
Net realized gain	91,837,578

Unrealized appreciation (depreciation):
Beginning of the period	102,462,825

End of the period	198,731,509

Net unrealized appreciation during the period	96,268,684

Net realized and unrealized gain	188,106,262

Net increase in net assets from operations	$208,406,788

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Growth and Income Fund

Statements of Changes in Net Assets

	For the year ended	For the year ended
	December 31,	December 31,
	2010	2009

From investment activities:
Operations:
Net investment income	$20,300,526	$21,012,021

Net realized gain (loss)	91,837,578	(61,046,171)

Net unrealized appreciation during the period	96,268,684	367,300,062

Change in net assets from operations	208,406,788	327,265,912

Distributions from net investment income:
Series I shares	(156,262)	(5,735,264)

Series II shares	(1,556,159)	(46,515,143)

Total distributions	(1,712,421)	(52,250,407)

Net change in net assets from investment activities	206,694,367	275,015,505

From capital transactions:
Proceeds from shares sold	191,122,516	128,402,609

Net assets value of shares issued through dividend reinvestment	1,712,421	52,250,407

Cost of shares repurchased	(188,006,478)	(169,496,944)

Net change in net assets from capital transactions	4,828,459	11,156,072

Total increase in net assets	211,522,826	286,171,577

Net assets:
Beginning of the period	1,668,344,209	1,382,172,632

End of the period (including accumulated undistributed net investment income of $19,988,664 and $1,401,168, respectively)	$1,879,867,035	$1,668,344,209

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Growth and Income Fund

Financial Highlights

The following schedules present financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Series I Sharesˆ
	Year ended December 31,
	2010		2009	2008	2007	2006

Net asset value, beginning of the period	$16.37		$13.74	$21.36	$22.00	$20.49

Net investment income(a)	0.24		0.24	0.36	0.39	0.38

Net realized and unrealized gain (loss)	1.81		2.98	(6.95)	0.16	2.75

Total from investment operations	2.05		3.22	(6.59)	0.55	3.13

Less:
Distributions from net investment income	0.02		0.59	0.38	0.36	0.25

Distributions from net realized gains	-0-		-0-	0.65	0.83	1.37

Total distributions	0.02		0.59	1.03	1.19	1.62

Net asset value, end of the period	$18.40		$16.37	$13.74	$21.36	$22.00

Total return*	12.51	%(b)	24.37%	(32.03)%	2.80%	16.23%

Net assets at end of the period (in millions)	$154.5		$153.7	$146.0	$263.5	$307.7

Ratio of expenses to average net assets*	0.61	%(d)	0.62%	0.61%	0.60%	0.60%

Ratio of net investment income to average net assets*	1.42	%(d)	1.72%	2.06%	1.80%	1.85%

Portfolio turnover(e)	30%		55%	50%	28%	28%

* If certain expenses had not been assumed by the adviser, total returns would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	0.74	%(d)	N/A	N/A	N/A	N/A

Ratio of net investment income to average net assets	1.55	%(d)	N/A	N/A	N/A	N/A

	Series II Sharesˆ
	Year ended December 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$16.39		$13.71		$21.31		$21.96		$20.46

Net investment income(a)	0.20		0.20		0.32		0.34		0.32

Net realized and unrealized gain (loss)	1.80		2.99		(6.94)		0.15		2.76

Total from investment operations	2.00		3.19		(6.62)		0.49		3.08

Less:
Distributions from net investment income	0.02		0.51		0.33		0.31		0.21

Distributions from net realized gain	-0-		-0-		0.65		0.83		1.37

Total distributions	0.02		0.51		0.98		1.14		1.58

Net asset value, end of the period	$18.37		$16.39		$13.71		$21.31		$21.96

Total return	12.19	%(b)	24.11	%(c)	(32.21	)%(c)	2.52	%(c)	15.97	%(c)

Net assets at end of the period (in millions)	$1,725.4		$1,514.7		$1,236.2		$1,843.7		$1,661.7

Ratio of expenses to average net assets*	0.86	%(d)	0.87%		0.86%		0.85%		0.85%

Ratio of net investment income to average net assets*	1.17	%(d)	1.45%		1.82%		1.54%		1.59%

Portfolio turnover(e)	30%		55%		50%		28%		28%

* If certain expenses had not been assumed by the adviser, total returns would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	0.99	%(d)	N/A		N/A		N/A		N/A

Ratio of net investment income to average net assets	1.30	%(d)	N/A		N/A		N/A		N/A

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed with connection with a variable product, which if included would reduce total returns.
(c)	These returns include combined Rule 12b-1 fees and services fees of up to 0.25%.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $149,783 and $1,554,770 for Series I and Series II shares, respectively.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
ˆ	On June 1, 2010, the Class I and Class II shares of the predecessor fund were reorganized into Series I and Series II shares, respectively of the Fund.
N/A=Not Applicable

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Growth and Income Fund

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen V.I. Growth and Income Fund (the “Fund”), is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen Life Investment Trust Growth and Income Portfolio (“the Acquired Fund”), an investment portfolio of Van Kampen Life Investment Trust. The Acquired Fund was reorganized on June 1, 2010 (“the Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class I and Class II shares received Series I and Series II shares, respectively of the Fund.
  Information for the Acquired Fund’s Class I and Class II shares prior to the Reorganization are included with Series I and Series II shares, respectively of the Fund throughout this report.
  The Fund’s investment objectives are both capital appreciation and income.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Van Kampen V.I. Growth and Income Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

Invesco Van Kampen V.I. Growth and Income Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.60%

Over $500 million	0.55%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $4,000,003 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.62% and Series II shares to 0.87% of average daily net assets, through at least June 30, 2012. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Prior to the Reorganization, Van Kampen had voluntarily agreed to waive fees and/or reimburse expenses of Class I and Class II shares. Van Kampen did not waive fees and/or reimburse expenses under this agreement.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the period ended December 31, 2010, the Adviser waived advisory fees of $2,323,699.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $220,432 for accounting and fund administrative services and reimbursed $2,490,210 for services provided by insurance companies. Prior to the Reorganization, under separate Accounting Services and Chief Compliance Officer (“CCO”) Employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $39,772 to VKII.
  Also, the Trust has entered into service agreements whereby State Street Bank & Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. Prior to the Reorganization, the Acquired Fund paid $9,145 to Van Kampen Investor Services, Inc., which served as the Acquired Fund’s transfer agent. For the year ended December 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class II shares. Pursuant to such agreements, the Acquired Fund paid $1,609,660 to VKFI. For the year ended December 31, 2010, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs

Invesco Van Kampen V.I. Growth and Income Fund

(Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,875,083,478	$17,458,431	$-0-	$1,892,541,909

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $1,732 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expense of $7,320 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$1,712,421	$52,250,407

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$20,044,581

Net unrealized appreciation — investments	196,450,212

Temporary book/tax differences	(10,366)

Capital loss carryforward	(104,664,620)

Shares of beneficial interest	1,768,047,228

Total net assets	$1,879,867,035

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

Invesco Van Kampen V.I. Growth and Income Fund

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $91,339,394 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2017	$104,664,620

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $514,442,686 and $496,474,574, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$228,781,223

Aggregate unrealized (depreciation) of investment securities	(32,331,011)

Net unrealized appreciation of investment securities	$196,450,212

Cost of investments for tax purposes is $1,696,091,697.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2010, accumulated undistributed net investment income was decreased by $609 and capital increased by $609. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

For the years ended December 31, 2010 and 2009, transactions were as follows:

	Summary of Share Activity

	For the years ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sales:
Series I	836,015	$13,995,298	1,149,207	$15,623,017

Series II	10,759,774	177,127,218	8,282,559	112,779,592

Total sales	11,595,789	$191,122,516	9,431,776	$128,402,609

Dividend reinvestment:
Series I	9,138	$156,262	424,064	$5,735,264

Series II	91,003	1,556,159	3,426,092	46,515,143

Total dividend reinvestment	100,141	$1,712,421	3,850,156	$52,250,407

Repurchases:
Series I	(1,831,877)	$(30,656,787)	(2,812,355)	$(38,075,961)

Series II	(9,338,871)	(157,349,691)	(9,409,312)	(131,420,983)

Total repurchases	(11,170,748)	$(188,006,478)	(12,221,667)	$(169,496,944)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 81% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially. In addition, less than 1% of the outstanding shares of the fund are owned by Invesco or an investment advisor under common control.

Invesco Van Kampen V.I. Growth and Income Fund

NOTE 10—Change in Independent Registered Public Accounting Firm (Unaudited)

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

Invesco Van Kampen V.I. Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco Van Kampen V.I. Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen V.I. Growth and Income Fund (formerly known as Van Kampen Life Investment Trust Growth and Income Portfolio; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 19, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco Van Kampen V.I. Growth and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,226.67	$3.26	$1,022.28	$2.96	0.58%

Series II	1,000.00	1,225.48	4.66	1,021.02	4.23	0.83

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco Van Kampen V.I. Growth and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Van Kampen V.I. Growth and Income Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco Van Kampen V.I. High Yield Fund
Annual Report to Shareholders  ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is available on the SEC website under the predecessor fund.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VK-VIHYI-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, Morgan Stanley Universal Institutional Funds, Inc. V.I. High Yield Portfolio was reorganized into Invesco Van Kampen V.I. High Yield Fund.
     On June 25, 2010, Peter Ehret, head of High Yield and portfolio manager, and his investment team took over management of the Fund. A listing of your Fund’s managers appears later in this report.
     For the year ended December 31, 2010, Series I shares of Invesco Van Kampen V.I. High Yield Fund underperformed the Fund’s broad market index, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, due mainly to the Fund’s conservative posture during the 12-month period.
     The Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	12.11%

Series II Shares	11.90

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index▼ (Broad Market Index)	14.94

▼ Lipper Inc.

How we invest
We invest primarily in debt securities that are determined to be below investment grade quality. These bonds, commonly known as “junk bonds,” are typically corporate bonds of U.S. based companies, many of which are moderately sized firms. We principally invest in junk bonds rated B or above, although we regularly own bonds of lesser quality as well. We may invest in convertible bonds, preferred stock, derivatives and bank loans, but do not expect these instruments to be a substantial part of our portfolio. We may invest up to 30% of total assets in foreign securities.
     The primary driver of our security selection is fundamental bottom-up credit analysis conducted by a team of analysts who specialize by industry. This approach is augmented with an on-going review of the relative value of securities and a top-down process that includes sector, economic and quantitative analysis. Changes in a security’s risk/return profile or relative value and top-down factors generally determine buy and sell decisions.
     Portfolio construction begins with a well-defined Fund design that emphasizes diversification and establishes the target investment vehicles for generating the desired “alpha” (the return expected from an investment) as well as the risk parameters appropriate for the current positioning in the credit cycle. Investments are evaluated for liquidity and risk versus relative value. Working closely with other investment specialists and traders, we determine the timing and amount of each alpha decision to use in the portfolio at any time, taking into account security selection skill and market opportunities.
Sell decisions are based on:

■	Low equity value to debt, high subordination and negative free cash flow coupled with negative news, declining expectations, or an increasing risk profile.

■	Very low yields.

■	Presentation of a better relative value opportunity.

Market conditions and your Fund
In the U.S. and most of the developed world, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at low levels and with few of them withdrawing their quantitative easing measures. This helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. However, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for eurozone countries) and became a focal point of investor concern.
     In the U.S., economic recovery was present, although the pace of recovery remained modest as stubbornly high unemployment and export weakness continued to weigh on the economy. Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at annual rates of 3.7%, 1.7% and 2.6% for the first, second and third quarters of 2010, respectively.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate

Portfolio Composition†

By credit quality

A	0.7%

BBB	2.8

BB	36.4

B	44.8

CCC	10.3

Non-Rated	3.5

Cash	1.5

Top 10 Fixed Income Issuers*

1. CIT Group Inc.	1.9%

2. MGM Resorts International	1.7

3. Vangent Inc.	1.6

4. Intelsat Jackson Holdings S.A.	1.5

5. HCA, Inc.	1.5

6. Nielsen Finance LLC/Co.	1.4

7. International Lease Finance Corp.	1.4

8. Sprint Capital Corp.	1.3

9. Ply Gem Industries Inc.	1.3

10. Ally Finance Inc.	1.2

Top Five Industries

1. Oil & Gas Exploration & Production	7.8%

2. Casinos & Gaming	6.4

3. Wireless Telecommunications Services	5.7

4. Building Products	4.2

5. Broadcasting	3.6

Total Net Assets	$30.6 million

Total Number of Holdings*	276

†Source: Standard and Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit www.standardandpoors.com and select ‘Understanding Ratings’ under Rating Resources on the homepage.

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
Invesco Van Kampen V.I. High Yield Fund

unchanged in its range of zero to 0.25%.2 The Fed recently described its view of the U.S. economy by stating: “The Committee anticipates a gradual return to higher levels of resource utilization in a context of price stability, although the pace of economic recovery is likely to be more modest in the near term than had been anticipated.”2 Consequently, it was widely expected that the Fed would continue to keep interest rates low for an extended period.
     Defaults in the high yield bond market reached extreme lows in 2010 and were below those recorded during the previous year.
     The broad U.S. high yield bond market, as measured by the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, generated strong positive total return for the 12 months ended December 31, 2010. Slow but steady economic growth, the avoidance of a double-dip recession, a recovery in corporate financial health, strong inflows into the high yield asset class, low overall interest rates and a decline in defaults boosted the performance of high yield bonds. In May and November of 2010, debt concerns in Europe caused investors to scale back their risk profile and embrace the safe haven of U.S. government-related securities. Late in the year, U.S. Treasury yields began to rise. Nonetheless, the impact was insufficient to erase gains realized by non-government bonds over the reporting period.
     On an absolute basis, the Fund generated positive returns for the 12-month period. Prior to the current management taking control, the Fund maintained a defensive posture and was underweight in lower quality CCC-rated issues for the first half of the reporting period. This was the main detractor from performance as lower credit quality issues experienced the most significant positive returns in the high yield market. The previous managers de-emphasized highly cyclical (or economically sensitive) industries and focused on more stable industry groups that have performed relatively well throughout an economic cycle. The Fund’s overweight positions in the oil field services and telecommunication wirelines industries detracted from its performance as these asset classes underperformed for the first half of the reporting period. The Fund’s underweight position in the financials sector, particularly in the banking and finance company industries, was a significant detractor as these assets outperformed during the period.
     Since taking over management of the Fund on June 25, 2010, we have worked on aligning the Fund to the Invesco research team’s outlook. We have gradually built up our investment weights in financial companies, particularly in banking and insurance companies; however, we remained cautious about the lower quality bonds. The largest detractors for the second half of the reporting period resulted from security selection in the consumer cyclical services and media non-cable industries, and security selection and an underweight allocation in the information technology sector. The Fund outperformed in the electric, automotive and non-captive diversified industries.
     We remain generally positive in our assessment of high yield securities; however, macroeconomic risks, slow economic growth and the potential for a double-dip recession and current valuations make us cautious about owning riskier assets. We believe the risk of holding those highest risk securities outweighs potential benefits for the Fund at this time.
     Thank you for investing in Invesco Van Kampen V.I. High Yield Fund and for sharing our long-term investment horizon.
1 Bureau of Economic Analysis
2 U.S. Federal Reserve
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Peter Ehret
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Van Kampen V.I. High Yield Fund. Mr. Ehret joined Invesco in 2001. He graduated cum laude with a B.S. in economics from the University of Minnesota. He also earned an M.S. in real estate appraisal and investment analysis from the University of Wisconsin-Madison.
Darren Hughes
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. High Yield Fund. He joined Invesco in 1992. Mr. Hughes earned a B.B.A. in finance and economics from Baylor University.
Scott Roberts
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. High Yield Fund. He joined Invesco in 2000. Mr. Roberts earned a B.B.A. in finance from the University of Houston.

Invesco Van Kampen V.I. High Yield Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Index data from 12/31/96, Fund data from 1/2/97

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or
100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception (1/2/97)	4.88%

10 Years	5.51

5 Years	6.78

1 Year	12.11

Series II Shares

10 Years	5.26%

5 Years	6.53

1 Year	11.90
Effective June 1, 2010, Class I shares of the predecessor fund advised by Morgan Stanley Investment Management Inc. were reorganized into Series I shares of Invesco Van Kampen V.I. High Yield Fund. Returns shown above for Series I shares are blended returns of the predecessor fund and Invesco Van Kampen V.I. High Yield Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Series II shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class I shares restated to reflect the higher 12b-1 fees applicable to Series II shares. Class I shares performance reflects any applicable fee waivers or expense reimbursements. The inception date of the predecessor fund’s Class I shares is January 2, 1997.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.81% and 1.06%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.98% and 1.23%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco Van Kampen V.I. High Yield Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

Invesco Van Kampen V.I. High Yield Fund

Invesco Van Kampen V.I. High Yield Fund’s investment objective is above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Because the Fund invests primarily in medium- and lower-grade securities, the Fund is subject to a higher level of credit risk than a fund that invests only in investment grade securities. The credit quality of noninvestment-grade securities is considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities (also sometimes known as junk bonds) may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund’s interests in such securities. The credit risks and market prices of medium- and lower-grade securities, especially those with longer maturities or those that do not make regular interest payments, generally are more sensitive to negative issuer developments or adverse economic conditions and may be more volatile than are higher-grade securities.
     The income you receive from the Fund is based primarily on prevailing interest rates and credit risk, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.
     If interest rates fall, it is possible that issuers of income securities with high interest rates will prepay or “call” their securities before their maturity dates. In this event, the proceeds from these securities would likely be reinvested in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
     The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.
     Risks of derivatives include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.
     Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in income securities generally are affected by changes in interest rates and the credit-worthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among income securities with longer maturities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying security.

About indexes used in this report
The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index that covers U.S. corporate, fixed-rate, non-investment grade debt with at least one year to maturity and at least $150 million in par outstanding. Index weights for each issuer are capped at 2%.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco Van Kampen V.I. High Yield Fund

Schedule of Investments(a)

December 31, 2010

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds & Notes–89.52%
Advertising–0.24%
Lamar Media Corp., Sr. Gtd. Sub. Global Notes, 7.88%, 04/15/18	$70,000	$74,463

Aerospace & Defense–1.80%
Alliant Techsystems Inc., Sr. Unsec. Gtd. Sub. Notes, 6.88%, 09/15/20	15,000	15,488

BE Aerospace, Inc., Sr. Unsec. Notes, 6.88%, 10/01/20	85,000	87,975

Bombardier Inc. (Canada), Sr. Notes, 7.75%, 03/15/20(b)	110,000	119,900

Hexcel Corp., Sr. Unsec. Sub. Global Notes, 6.75%, 02/01/15	150,000	153,750

Triumph Group, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 11/15/17	165,000	174,487

		551,600

Airlines–2.16%
American Airlines, Series 1991-A2, Sec. Pass Through Ctfs., 10.18%, 01/02/13	31,935	32,374

Continental Airlines Inc., Series 2007-1, Class C, Sec. Sub. Global Pass Through Ctfs., 7.34%, 04/19/14	242,972	245,402

Series 2009-2, Class B, Sec. Global Pass Through Ctfs., 9.25%, 05/10/17	33,245	36,071

Delta Air Lines, Inc., Sr. Sec. Notes, 9.50%, 09/15/14(b)	184,000	201,020

UAL Corp., Series 2007-1A, Sec. Gtd. Global Pass Through Ctfs., 6.64%, 07/02/22	43,442	44,284

Series 2009-2B, Sec. Gtd. Pass Through Ctfs., 12.00%, 01/15/16(b)	92,107	103,620

		662,771

Aluminum–0.28%
Century Aluminum Co., Sr. Sec. Notes, 8.00%, 05/15/14	80,000	84,650

Apparel, Accessories & Luxury Goods–2.30%
Hanesbrands Inc., Sr. Unsec. Gtd. Notes, 6.38%, 12/15/20(b)	80,000	77,200

Levi Strauss & Co., Sr. Unsec. Global Notes, 7.63%, 05/15/20	160,000	166,000

Oxford Industries Inc., Sr. Sec. Gtd. Global Notes, 11.38%, 07/15/15	175,000	197,312

Phillips-Van Heusen Corp., Sr. Unsec. Notes, 7.38%, 05/15/20	50,000	53,125

Quiksilver Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 04/15/15	200,000	196,500

Visant Corp., Sr. Notes, 10.00%, 10/01/17(b)	15,000	15,975

		706,112

Asset Management & Custody Banks–0.05%
Accellent Inc., Sr. Sub. Gtd. Notes, 10.00%, 11/01/17(b)	15,000	14,175

Auto Parts & Equipment–0.21%
Tenneco Inc., Sr. Gtd. Notes, 6.88%, 12/15/20(b)	20,000	20,400

Sr. Notes, 7.75%, 08/15/18(b)	40,000	42,600

		63,000

Automobile Manufacturers–0.70%
Ford Motor Co., Sr. Unsec. Global Notes, 7.45%, 07/16/31	110,000	118,800

Motors Liquidation Co., Sr. Unsec. Notes, 8.38%, 07/15/33(c)	260,000	94,575

		213,375

Broadcasting–1.59%
Allbritton Communications Co., Sr. Unsec. Global Notes, 8.00%, 05/15/18	65,000	65,975

Nielsen Finance LLC/Co., Sr. Unsec. Gtd. Notes, 7.75%, 10/15/18(b)	330,000	343,200

Sr. Unsec. Gtd. Sub. Disc. Global Notes, 12.50%, 08/01/16(d)	75,000	79,125

		488,300

Building Products–3.93%
Associated Materials LLC, Sr. Sec. Gtd. Notes, 9.13%, 11/01/17(b)	120,000	126,600

Building Materials Corp. of America, Sr. Gtd. Notes, 7.50%, 03/15/20(b)	60,000	61,650

Sr. Notes, 6.88%, 08/15/18(b)	65,000	64,675

Gibraltar Industries Inc., Series B, Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 12/01/15	105,000	106,444

Nortek Inc., Sr. Sec. Gtd. Global Notes, 11.00%, 12/01/13	215,000	230,050

Sr. Unsec. Gtd. Notes, 10.00%, 12/01/18(b)	20,000	20,950

Ply Gem Industries Inc., Sr. Sec. Gtd. First & Second Lien Global Notes, 11.75%, 06/15/13	305,000	327,112

Sr. Unsec. Gtd. Sub. Global Notes, 13.13%, 07/15/14	55,000	58,575

Roofing Supply Group LLC/Roofing Supply Finance Inc., Sr. Sec. Notes, 8.63%, 12/01/17(b)	170,000	177,225

USG Corp., Sr. Gtd. Notes, 8.38%, 10/15/18(b)	10,000	9,850

Sr. Unsec. Gtd. Notes, 9.75%, 08/01/14(b)	20,000	21,250

		1,204,381

Invesco Van Kampen V.I. High Yield Fund

	Principal
	Amount	Value

Cable & Satellite–1.63%
CSC Holdings LLC, Sr. Unsec. Global Notes, 8.63%, 02/15/19	$115,000	$131,675

Hughes Network Systems LLC/HNS Finance Corp., Sr. Unsec. Gtd. Global Notes,
9.50%, 04/15/14	40,000	41,450

9.50%, 04/15/14	140,000	145,075

XM Satellite Radio Inc., Sr. Unsec. Gtd. Notes, 13.00%, 08/01/13(b)	150,000	179,250

		497,450

Casinos & Gaming–6.23%
Boyd Gaming Corp., Sr. Notes, 9.13%, 12/01/18(b)	15,000	15,000

Caesars Entertainment Operating Co. Inc., Sr. Sec. Gtd. Global Notes,
11.25%, 06/01/17	171,000	193,230

10.00%, 12/15/18	30,000	27,450

Sr. Sec. Notes, 12.75%, 04/15/18(b)	45,000	46,350

Sr. Unsec. Gtd. Global Bonds, 5.63%, 06/01/15	114,000	94,905

Great Canadian Gaming Corp. (Canada), Sr. Unsec. Gtd. Sub. Notes, 7.25%, 02/15/15(b)	95,000	97,850

Las Vegas Sands Corp., Sr. Sec. Gtd. Global Notes, 6.38%, 02/15/15	115,000	117,587

Mandalay Resort Group, Sr. Unsec. Gtd. Sub. Notes, 7.63%, 07/15/13	100,000	95,000

MGM Resorts International, Sr. Sec. Gtd. Notes, 13.00%, 11/15/13	175,000	207,375

Sr. Unsec. Gtd. Global Notes,
6.75%, 09/01/12	35,000	34,912

6.75%, 04/01/13	295,000	290,575

Pinnacle Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 08/01/17	90,000	98,325

Scientific Games Corp., Sr. Sub. Notes, 8.13%, 09/15/18(b)	15,000	15,188

Scientific Games International Inc., Sr. Unsec. Gtd. Sub. Global Notes, 9.25%, 06/15/19	150,000	155,625

Seneca Gaming Corp., Sr. Unsec. Gtd. Notes, 8.25%, 12/01/18(b)	35,000	35,175

Snoqualmie Entertainment Authority, Sr. Sec. Floating Rate Notes, 4.43%, 02/01/14(b)(e)	55,000	47,850

Sr. Sec. Notes, 9.13%, 02/01/15(b)	105,000	97,650

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sec. Gtd. First Mortgage Global Notes, 7.75%, 08/15/20	45,000	49,050

Sr. Sec. Gtd. First Mortgage Global Notes, 7.88%, 05/01/20	175,000	189,219

		1,908,316

Coal & Consumable Fuels–0.12%
CONSOL Energy Inc., Sr. Unsec. Gtd. Notes, 8.25%, 04/01/20(b)	35,000	37,975

Computer & Electronics Retail–0.07%
Rent-A-Center Inc., Sr. Unsec. Notes, 6.63%, 11/15/20(b)	20,000	20,050

Computer Storage & Peripherals–0.27%
Seagate HDD Cayman (Cayman Islands), Sr. Unsec. Gtd. Notes, 7.75%, 12/15/18(b)	80,000	81,700

Construction & Engineering–1.20%
American Residential Services LLC, Sr. Sec. Notes, 12.00%, 04/15/15(b)	35,000	36,838

Dycom Investments Inc., Sr. Unsec. Gtd. Sub. Global Notes, 8.13%, 10/15/15	40,000	40,900

MasTec, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/01/17	105,000	106,837

Tutor Perini Corp., Sr. Unsec. Gtd. Notes, 7.63%, 11/01/18(b)	180,000	182,250

		366,825

Construction Materials–1.10%
Cemex Finance LLC, Sr. Sec. Gtd. Bonds, 9.50%, 12/14/16(b)	100,000	103,551

Texas Industries Inc., Sr. Unsec. Gtd. Notes, 9.25%, 08/15/20(b)	220,000	234,850

		338,401

Construction, Farm Machinery & Heavy Trucks–1.81%
Case New Holland Inc., Sr. Notes, 7.88%, 12/01/17(b)	75,000	82,875

Sr. Unsec. Gtd. Global Notes, 7.75%, 09/01/13	110,000	118,800

Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Notes, 8.50%, 11/01/20	20,000	21,425

Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	185,000	200,262

Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 8.50%, 03/01/20	80,000	88,200

Titan International Inc., Sr. Sec. Gtd. Notes, 7.88%, 10/01/17(b)	40,000	42,500

		554,062

Consumer Finance–2.89%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes,
8.00%, 03/15/20	185,000	203,500

8.00%, 11/01/31	30,000	32,100

Sr. Unsec. Gtd. Notes, 7.50%, 09/15/20(b)	135,000	143,775

Capital One Capital VI, Jr. Ltd. Gtd. Sub. Trust Cum. Pfd. Securities, 8.88%, 05/15/40	115,000	120,031

Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 8.00%, 12/15/16	95,000	106,400

8.13%, 01/15/20	150,000	174,750

National Money Mart Co. (Canada), Sr. Unsec. Gtd. Global Notes, 10.38%, 12/15/16	95,000	103,550

		884,106

Invesco Van Kampen V.I. High Yield Fund

	Principal
	Amount	Value

Data Processing & Outsourced Services–0.82%
SunGard Data Systems Inc., Sr. Unsec. Gtd. Global Notes, 10.63%, 05/15/15	$80,000	$89,200

Sr. Unsec. Gtd. Sub. Global Notes, 10.25%, 08/15/15	105,000	110,512

Sr. Unsec. Notes,
7.38%, 11/15/18(b)	25,000	25,250

7.63%, 11/15/20(b)	25,000	25,438

		250,400

Department Stores–0.48%
Sears Holdings Corp., Sr. Sec. Notes, 6.63%, 10/15/18(b)	155,000	146,475

Distillers & Vintners–0.64%
Constellation Brands Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/15/17	185,000	196,100

Diversified Support Services–0.05%
Mobile Mini, Inc., Sr. Unsec. Gtd. Notes, 7.88%, 12/01/20(b)	15,000	15,638

Drug Retail–0.27%
General Nutrition Centers Inc., Sr. Unsec. Gtd. PIK Global Notes, 5.75%, 03/15/14(e)	85,000	84,150

Electrical Components & Equipment–0.08%
Polypore International Inc., Sr. Unsec. Gtd. Notes, 7.50%, 11/15/17(b)	25,000	25,750

Environmental & Facilities Services–0.14%
EnergySolutions Inc./LLC, Sr. Unsec. Gtd. Notes, 10.75%, 08/15/18(b)	40,000	43,900

Fertilizers & Agricultural Chemicals–0.75%
CF Industries Inc., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/20	210,000	230,475

Food Retail–0.28%
Simmons Foods Inc., Sr. Sec. Notes, 10.50%, 11/01/17(b)	80,000	85,800

Forest Products–0.03%
Sino-Forest Corp. (Canada), Gtd. Notes, 6.25%, 10/21/17(b)	10,000	10,041

Gas Utilities–0.55%
Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsec. Notes, 6.50%, 05/01/21(b)	90,000	87,975

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Notes, 7.38%, 03/15/20	75,000	80,438

		168,413

Health Care Equipment–0.34%
DJO Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 10.88%, 11/15/14	95,000	104,025

Health Care Facilities–3.37%
Community Health Systems Inc., Sr. Unsec. Gtd. Global Notes, 8.88%, 07/15/15	175,000	184,625

Hanger Orthopedic Group Inc., Sr. Unsec. Gtd. Global Notes, 7.13%, 11/15/18	25,000	25,062

HCA, Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 02/15/20	213,000	228,975

Sr. Unsec. Notes, 5.75%, 03/15/14	225,000	222,750

Health Management Associates Inc., Sr. Sec. Notes, 6.13%, 04/15/16	30,000	30,375

Healthsouth Corp., Sr. Unsec. Gtd. Notes, 7.25%, 10/01/18	50,000	51,125

7.75%, 09/15/22	25,000	25,875

Tenet Healthcare Corp., Sr. Sec. Gtd. Global Notes, 10.00%, 05/01/18	180,000	211,500

Sr. Unsec. Global Notes, 9.25%, 02/01/15	50,000	53,500

		1,033,787

Health Care Services–0.86%
Apria Healthcare Group Inc., Sr. Sec. Gtd. Global Notes, 12.38%, 11/01/14	105,000	116,419

DaVita Inc., Sr. Unsec. Gtd. Notes, 6.38%, 11/01/18	25,000	24,938

Fresenius US Finance II Inc., Sr. Unsec. Gtd. Notes, 9.00%, 07/15/15(b)	85,000	97,750

Universal Hospital Services Inc., Sr. Sec. PIK Global Notes, 8.50%, 06/01/15	25,000	25,812

		264,919

Health Care Technology–0.40%
MedAssets Inc., Sr. Notes, 8.00%, 11/15/18(b)	120,000	121,200

Homebuilding–0.67%
K Hovnanian Enterprises Inc., Sr. Sec. Gtd. Global Notes, 10.63%, 10/15/16	165,000	170,775

M/I Homes Inc., Sr. Unsec. Notes, 8.63%, 11/15/18(b)	35,000	35,262

		206,037

Hotels, Resorts & Cruise Lines–0.24%
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 6.88%, 12/01/13	70,000	74,900

Household Products–0.24%
Central Garden and Pet Co., Sr. Gtd. Sub. Notes, 8.25%, 03/01/18	70,000	71,925

Housewares & Specialties–0.03%
Jarden Corp., Sr. Unsec. Gtd. Notes, 6.13%, 11/15/22	10,000	9,588

Invesco Van Kampen V.I. High Yield Fund

	Principal
	Amount	Value

Independent Power Producers & Energy Traders–1.61%
AES Corp. (The), Sr. Unsec. Notes, 7.75%, 03/01/14	$240,000	$257,400

NRG Energy, Inc., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/16	150,000	153,750

7.38%, 01/15/17	50,000	51,250

8.50%, 06/15/19	30,000	31,050

		493,450

Industrial Conglomerates–0.82%
RBS Global Inc./ Rexnord LLC, Sr. Unsec. Gtd. Global Notes, 8.50%, 05/01/18	235,000	249,687

Industrial Gases–0.18%
Airgas Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 10/01/18	50,000	55,375

Industrial Machinery–0.25%
Mueller Water Products Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 09/01/20	15,000	16,725

SPX Corp., Sr. Unsec. Gtd. Notes, 6.88%, 09/01/17(b)	55,000	58,713

		75,438

Integrated Telecommunication Services–1.95%
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 9.50%, 06/15/16	35,000	37,100

Sr. Unsec. Notes, 7.25%, 10/15/20(b)	430,000	436,450

Qwest Communications International Inc., Sr. Unsec. Gtd. Notes, 7.13%, 04/01/18(b)	120,000	124,200

		597,750

Internet Retail–0.89%
Travelport LLC, Sr. Unsec. Gtd. Global Notes, 9.88%, 09/01/14	24,000	23,520

Sr. Unsec. Gtd. Sub. Global Notes, 11.88%, 09/01/16	135,000	133,312

Travelport LLC/Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 03/01/16	120,000	116,700

		273,532

Investment Banking & Brokerage–0.70%
Cantor Fitzgerald L.P., Bonds, 7.88%, 10/15/19(b)	105,000	106,153

E*Trade Financial Corp., Sr. Unsec. Notes, 7.88%, 12/01/15	110,000	109,725

		215,878

Leisure Facilities–0.52%
Universal City Development Partners Ltd./UCDP Finance Inc., Sr. Unsec. Gtd. Global Notes, 8.88%, 11/15/15	150,000	160,500

Leisure Products–0.05%
Toys R Us-Delaware Inc., Sr. Sec. Gtd. Notes, 7.38%, 09/01/16(b)	15,000	15,638

Life Sciences Tools & Services–0.21%
Patheon Inc. (Canada), Sr. Sec. Notes, 8.63%, 04/15/17(b)	65,000	65,163

Marine–0.13%
Stena A.B. (Sweden), Sr. Unsec. Global Notes, 7.00%, 12/01/16	40,000	40,050

Metal & Glass Containers–0.45%
Owens-Brockway Glass Container Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 05/15/16	130,000	139,100

Movies & Entertainment–1.55%
AMC Entertainment Holdings Inc., Sr. Sub. Notes, 9.75%, 12/01/20(b)	40,000	41,650

AMC Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/19	185,000	197,950

Cinemark USA Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 06/15/19	60,000	65,250

NAI Entertainment Holdings LLC, Sr. Sec. Notes, 8.25%, 12/15/17(b)	160,000	168,800

		473,650

Multi-Line Insurance–2.30%
American International Group, Inc., Jr. Sub. Variable Rate Global Deb., 8.18%, 05/15/58(e)	170,000	180,625

Sr. Unsec. Global Notes, 6.40%, 12/15/20	25,000	26,094

Hartford Financial Services Group Inc. (The), Jr. Unsec. Sub. Variable Rate Deb., 8.13%, 06/15/38(e)	80,000	85,848

Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37(b)	225,000	223,313

Nationwide Mutual Insurance Co., Sub. Notes, 9.38%, 08/15/39(b)	160,000	187,326

		703,206

Multi-Sector Holdings–0.34%
Reynolds Group Issuer Inc./LLC, Sr. Sec. Gtd. Notes, 7.13%, 04/15/19(b)	100,000	103,250

Office Services & Supplies–0.11%
IKON Office Solutions, Inc., Sr. Unsec. Notes, 6.75%, 12/01/25	35,000	33,775

Oil & Gas Drilling–0.27%
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.63%, 11/15/20(b)	55,000	56,238

Trinidad Drilling Ltd., Sr. Unsec. Notes, 7.88%, 01/15/19(b)	25,000	25,763

		82,001

Oil & Gas Equipment & Services–1.13%
Bristow Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/17	60,000	63,000

Calfrac Holdings L.P., Sr. Unsec. Notes, 7.50%, 12/01/20(b)	25,000	25,172

Invesco Van Kampen V.I. High Yield Fund

	Principal
	Amount	Value

Oil & Gas Equipment & Services–(continued)

Compagnie Generale de Geophysique-Veritas (France), Sr. Unsec. Gtd. Global Notes, 7.50%, 05/15/15	$35,000	$35,919

Complete Production Services, Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 12/15/16	65,000	67,600

Key Energy Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 12/01/14	145,000	153,700

		345,391

Oil & Gas Exploration & Production–7.75%
Berry Petroleum Co., Sr. Unsec. Notes, 6.75%, 11/01/20	35,000	35,350

Chaparral Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 12/01/15	20,000	20,450

8.88%, 02/01/17	140,000	143,150

Chesapeake Energy Corp., Sr. Unsec. Gtd. Notes, 9.50%, 02/15/15	150,000	169,500

Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/17	105,000	109,331

Concho Resources Inc., Sr. Notes, 7.00%, 01/15/21	20,000	20,600

Continental Resources Inc., Sr. Unsec. Gtd. Global Notes,
8.25%, 10/01/19	50,000	54,875

7.38%, 10/01/20	65,000	68,738

Sr. Unsec. Gtd. Notes, 7.13%, 04/01/21(b)	30,000	31,650

Delta Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 04/01/15	90,000	59,850

Encore Acquisition Co., Sr. Gtd. Sub. Notes, 9.50%, 05/01/16	90,000	100,238

EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	125,000	122,500

Forest Oil Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/15/19	225,000	228,937

Harvest Operations Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.88%, 10/01/17(b)	80,000	82,600

McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	160,000	177,400

Newfield Exploration Co., Sr. Unsec. Sub. Global Notes, 7.13%, 05/15/18	55,000	58,163

Petrohawk Energy Corp., Sr. Unsec. Gtd. Global Notes,
7.88%, 06/01/15	175,000	182,656

7.25%, 08/15/18	60,000	60,825

Pioneer Natural Resources Co., Sr. Unsec. Notes, 6.65%, 03/15/17	250,000	266,959

Plains Exploration & Production Co., Sr. Unsec. Gtd. Notes, 7.63%, 06/01/18	220,000	232,650

Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 7.50%, 05/15/16	90,000	93,600

Whiting Petroleum Corp., Sr. Unsec. Gtd. Sub. Notes, 6.50%, 10/01/18	55,000	55,825

		2,375,847

Oil & Gas Refining & Marketing–0.97%
Tesoro Corp., Sr. Unsec. Gtd. Global Bonds, 6.50%, 06/01/17	135,000	135,844

United Refining Co., Series 2, Sr. Unsec. Gtd. Global Notes, 10.50%, 08/15/12	165,000	162,318

		298,162

Oil & Gas Storage & Transportation–2.38%
Copano Energy LLC/Copano Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/16	150,000	156,000

Genesis Energy L.P./Genesis Energy Finance Corp., Sr. Unsec. Gtd. Notes, 7.88%, 12/15/18(b)	40,000	39,800

Inergy L.P./Inergy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.25%, 03/01/16	190,000	199,025

MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.75%, 11/01/20	35,000	34,956

Series B, Sr. Unsec. Gtd. Global Notes, 8.75%, 04/15/18	160,000	173,800

Overseas Shipholding Group, Inc., Sr. Unsec. Notes, 8.13%, 03/30/18	50,000	50,375

Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 12/01/18	75,000	76,313

		730,269

Other Diversified Financial Services–1.50%
International Lease Finance Corp., Sr. Sec. Notes,
6.75%, 09/01/16(b)	65,000	68,697

7.13%, 09/01/18(b)	65,000	69,387

Sr. Unsec. Notes,
8.63%, 09/15/15(b)	260,000	280,150

8.25%, 12/15/20	40,000	41,500

		459,734

Packaged Foods & Meats–0.73%
Chiquita Brands International, Inc., Sr. Unsec. Global Notes, 8.88%, 12/01/15	65,000	66,544

JBS USA LLC/JBS USA Finance Inc., Sr. Unsec. Gtd. Global Notes, 11.63%, 05/01/14	135,000	158,287

		224,831

Paper Packaging–0.56%
Cascades Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 01/15/20	165,000	169,950

Paper Products–0.96%
Clearwater Paper Corp., Sr. Gtd. Notes, 7.13%, 11/01/18(b)	35,000	36,312

Mercer International Inc., Sr. Unsec. Notes, 9.50%, 12/01/17(b)	50,000	51,750

Neenah Paper, Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/15/14	60,000	61,200

Invesco Van Kampen V.I. High Yield Fund

	Principal
	Amount	Value

Paper Products–(continued)

P.H. Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 7.13%, 05/01/16	$95,000	$98,359

Sappi Papier Holding A.G. (Austria), Unsec. Gtd. Unsub. Notes, 6.75%, 06/15/12(b)	45,000	45,049

		292,670

Personal Products–0.19%
NBTY Inc., Sr. Gtd. Notes, 9.00%, 10/01/18(b)	35,000	37,363

Sabra Health Care L.P./Sabra Capital Corp., Sr. Gtd. Notes, 8.13%, 11/01/18(b)	20,000	20,725

		58,088

Pharmaceuticals–0.88%
Axcan Intermediate Holdings Inc., Sr. Unsec. Global Notes, 12.75%, 03/01/16	95,000	98,087

Elan Finance PLC/Corp. (Ireland), Sr. Gtd. Notes, 8.75%, 10/15/16(b)	100,000	101,750

Mylan Inc., Sr. Gtd. Notes, 6.00%, 11/15/18(b)	50,000	49,375

Valeant Pharmaceuticals International, Sr. Unsec. Gtd. Notes, 6.75%, 10/01/17(b)	10,000	9,975

7.00%, 10/01/20(b)	10,000	9,900

		269,087

Property & Casualty Insurance–0.67%
Crum & Forster Holdings Corp., Sr. Unsec. Global Notes, 7.75%, 05/01/17	125,000	131,250

XL Group PLC (Ireland), Series E, Jr. Sub. Variable Rate Global Pfd. Bonds, 6.50%(e)(f)	85,000	73,525

		204,775

Publishing–0.78%
Gannett Co. Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 11/15/14	15,000	16,837

9.38%, 11/15/17	200,000	223,000

		239,837

Railroads–0.37%
Kansas City Southern de Mexico S.A. de C.V. (Mexico), Sr. Unsec. Global Notes, 8.00%, 02/01/18	105,000	113,294

Real Estate Services–0.26%
CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Notes, 6.63%, 10/15/20(b)	80,000	80,300

Regional Banks–1.08%
Regions Financial Corp., Unsec. Sub. Notes, 7.38%, 12/10/37	145,000	136,300

Zions Bancorp., Unsec. Sub. Notes, 5.50%, 11/16/15	200,000	195,000

		331,300

Research & Consulting Services–0.16%
FTI Consulting Inc., Sr. Gtd. Notes, 6.75%, 10/01/20(b)	50,000	49,875

Semiconductor Equipment–0.51%
Amkor Technology Inc., Sr. Unsec. Global Notes, 7.38%, 05/01/18	150,000	156,375

Semiconductors–1.74%
Advanced Micro Devices Inc., Sr. Unsec. Notes, 7.75%, 08/01/20(b)	30,000	31,200

Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 9.25%, 04/15/18(b)	45,000	49,725

Sr. Unsec. Gtd. Notes, 10.75%, 08/01/20(b)	115,000	126,212

Sr. Unsec. Gtd. PIK Global Notes, 9.13%, 12/15/14	190,000	199,025

NXP BV/NXP Funding LLC (Netherlands), Sr. Sec. Gtd. Global Notes, 7.88%, 10/15/14	120,000	125,550

		531,712

Specialized Finance–1.90%
CIT Group Inc., Sr. Sec. Bonds, 7.00%, 05/01/17	580,000	582,900

Specialized REIT’s–0.42%
Host Hotels & Resorts Inc., Sr. Gtd. Notes, 6.00%, 11/01/20(b)	75,000	73,875

Omega Healthcare Investors Inc., Sr. Unsec. Gtd. Notes, 6.75%, 10/15/22(b)	55,000	54,588

		128,463

Specialty Chemicals–1.07%
Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18	95,000	100,463

Huntsman International LLC, Sr. Unsec. Gtd. Sub. Global Notes, 7.38%, 01/01/15	105,000	107,887

Nalco Co., Sr. Notes, 6.63%, 01/15/19(b)	25,000	25,625

PolyOne Corp., Sr. Unsec. Notes, 7.38%, 09/15/20	90,000	93,600

		327,575

Specialty Stores–0.65%
Michaels Stores Inc., Sr. Notes, 7.75%, 11/01/18(b)	25,000	24,938

Sr. Unsec. Gtd. Sub. Disc. Global Notes, 13.00%, 11/01/16(d)	175,000	172,812

		197,750

Steel–0.96%
AK Steel Corp., Sr. Unsec. Gtd. Notes, 7.63%, 05/15/20	110,000	111,100

FMG Resources Ltd., Sr. Notes, 6.38%, 02/01/16(b)	65,000	65,188

Steel Dynamics Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 04/15/16	40,000	42,400

United States Steel Corp., Sr. Unsec. Notes, 7.00%, 02/01/18	55,000	55,550

7.38%, 04/01/20	20,000	20,400

		294,638

Invesco Van Kampen V.I. High Yield Fund

	Principal
	Amount		Value

Systems Software–2.25%
Allen Systems Group Inc., Sr. Sec. Notes, 10.50%, 11/15/16(b)		$205,000	$210,125

Vangent Inc., Sr. Unsec. Gtd. Sub. Global Notes, 9.63%, 02/15/15		525,000	477,750

			687,875

Tires & Rubber–0.55%
Cooper Tire & Rubber Co., Sr. Unsec. Notes, 8.00%, 12/15/19		165,000	169,125

Trading Companies & Distributors–2.25%
Ashtead Capital Inc., Sr. Sec. Gtd. Notes, 9.00%, 08/15/16(b)		200,000	209,500

Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 8.25%, 01/15/19(b)		105,000	106,313

H&E Equipment Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 07/15/16		180,000	184,500

Hertz Corp. (The), Sr. Unsec. Gtd. Notes, 7.50%, 10/15/18(b)		180,000	188,550

			688,863

Wireless Telecommunication Services–5.70%
Clearwire Communications LLC/Clearwire Finance Inc., Sr. Sec. Gtd. Notes, 12.00%, 12/01/15(b)		225,000	244,125

Cricket Communications, Inc., Sr. Sec. Gtd. Global Notes, 7.75%, 05/15/16		115,000	120,031

Sr. Unsec. Gtd. Notes, 7.75%, 10/15/20(b)		85,000	81,600

Digicel Group Ltd. (Bermuda), Sr. Unsec. Notes, 8.88%, 01/15/15(b)		100,000	101,625

Digicel Ltd. (Bermuda), Sr. Notes, 8.25%, 09/01/17(b)		100,000	104,250

MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes, 7.88%, 09/01/18		65,000	67,316

6.63%, 11/15/20		95,000	90,725

SBA Telecommunications Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 08/15/19		85,000	93,075

Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.90%, 05/01/19		385,000	384,519

6.88%, 11/15/28		20,000	17,525

Sprint Nextel Corp., Sr. Unsec. Notes, 8.38%, 08/15/17		150,000	160,125

Wind Acquisition Finance S.A. (Luxembourg), Sr. Sec. Gtd. Sub. Notes, 11.75%, 07/15/17(b)		250,000	281,250

			1,746,166

Total U.S. Dollar Denominated Bonds & Notes (Cost $25,909,069)			27,427,530

Non-U.S. Dollar Denominated Bonds & Notes–6.46%(g)
Canada–0.19%
Gateway Casinos & Entertainment Ltd., Sr. Sec. Gtd. Notes, 8.88%, 11/15/17(b)	CAD	55,000	57,182

Czech Republic–0.23%
CET 21 spol sro, Sr. Sec. Notes, 9.00%, 11/01/17(b)	EUR	50,000	69,154

Ireland–0.84%
Ardagh Packaging Finance PLC, Sr. Gtd. Notes, 9.25%, 10/15/20(b)	EUR	100,000	137,640

Bord Gais Eireann, Sr. Unsec. Medium-Term Euro Notes, 5.75%, 06/16/14	EUR	95,000	120,340

			257,980

Luxembourg–1.26%
Calcipar S.A., Sr. Unsec. Gtd. Floating Rate Notes, 2.09%, 07/01/14(b)(e)	EUR	75,000	90,702

ConvaTec Healthcare S.A., Sr. Sec. Notes, 7.38%, 12/15/17(b)	EUR	100,000	135,970

TMD Friction Finance S.A., Sr. Sec. Gtd. Bonds, 10.75%, 05/15/17(b)	EUR	115,000	157,502

			384,174

Netherlands–1.77%
Carlson Wagonlit B.V., Sr. Gtd. Floating Rate Notes, 6.80%, 05/01/15(b)(e)	EUR	100,000	128,954

EN Germany Holdings B.V., Sr. Sec. Gtd. Notes, 10.75%, 11/15/15(b)	EUR	100,000	137,511

Polish Television Holding B.V., Sr. Sec. Bonds, 11.25%, 05/15/17(b)(d)	EUR	50,000	69,157

Ziggo Bond Co. B.V., Sr. Sec. Gtd. Notes, 8.00%, 05/15/18(b)	EUR	150,000	207,462

			543,084

Spain–0.21%
Inaer Aviation Finance Ltd., Sr. Sec. Bonds, 9.50%, 08/01/17(b)	EUR	50,000	64,143

Sweden–0.24%
TVN Finance Corp II A.B., Sr. Unsec. Gtd. Notes, 10.75%, 11/15/17(b)	EUR	50,000	73,831

United Kingdom–1.72%
ITV PLC, Series 2005-1, Unsec. Gtd. Unsub. Medium-Term Euro Notes, 5.38%, 10/19/15	GBP	50,000	76,005

Series 2006-1 Tranche 1, Unsec. Gtd. Unsub. Medium-Term Euro Notes, 7.38%, 01/05/17	GBP	50,000	79,903

Kerling PLC, Sr. Sec. Gtd. Notes, 10.63%, 02/01/17(b)	EUR	50,000	72,495

Pipe Holdings PLC, Sr. Sec. Bonds, 9.50%, 11/01/15(b)	GBP	100,000	159,417

R&R Ice Cream Ltd., Sr. Sec. Notes, 8.38%, 11/15/17(b)	EUR	100,000	140,316

			528,136

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $1,980,016)			1,977,684

Invesco Van Kampen V.I. High Yield Fund

	Shares	Value

Preferred Stocks–1.05%
Diversified Banks–0.74%
Ally Financial, Inc., Series G, 7.00%–Pfd.	241	$227,783

Other Diversified Financial Services–0.31%
Citigroup Capital XIII, 7.88% Variable Rate Pfd.(e)	3,550	95,358

Total Preferred Stocks (Cost $253,680)		323,141

Common Stocks–0.00%
Independent Power Producers & Energy Traders–0.00%
SW Acquisition L.P.(h) (Cost $0)	1	0

Money Market Funds–1.14%
Liquid Assets Portfolio–Institutional Class(i)	175,164	175,164

Premier Portfolio–Institutional Class(i)	175,164	175,164

Total Money Market Funds (Cost $350,328)		350,328

TOTAL INVESTMENTS–98.17% (Cost $28,493,093)		30,078,683

OTHER ASSETS LESS LIABILITIES–1.83%		560,975

NET ASSETS–100.00%		$30,639,658

Investment Abbreviations:

CAD	– Canadian Dollar
Ctfs.	– Certificates
Cum	– Cumulative
Deb.	– Debentures
Disc.	– Discounted
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
PIK	– Payment in Kind
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2010 was $10,024,058, which represented 32.7% of the Fund’s Net Assets.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at December 31, 2010 represented 0.3% of the Fund’s Net Assets.
(d)	Step coupon bond issued at discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2010.
(f)	Perpetual bond with no specified maturity date.
(g)	Foreign denominated security. Principal amount is denominated in currency indicated.
(h)	Non-income producing security.
(i)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. High Yield Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $28,142,765)	$29,728,355

Investments in affiliated money market funds, at value and cost	350,328

Total investments, at value (Cost $28,493,093)	30,078,683

Receivables for:
Investments sold	143,929

Fund shares sold	1,226

Dividends and interest	546,855

Investment for trustee deferred compensation and retirement plans	986

Total assets	30,771,679

Liabilities:
Payable for:
Investments purchased	33,683

Fund shares reacquired	11,732

Accrued fees to affiliates	45,238

Accrued other operating expenses	40,382

Trustee deferred compensation and retirement plans	986

Total liabilities	132,021

Net assets applicable to shares outstanding	$30,639,658

Net assets consist of:
Shares of beneficial interest	$49,180,326

Undistributed net investment income	2,784,606

Undistributed net realized gain (loss)	(22,910,722)

Unrealized appreciation	1,585,448

$30,639,658

Net Assets:
Series I	$30,628,600

Series II	$11,058

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	2,582,214

Series II	934

Series I:
Net asset value per share	$11.86

Series II:
Net asset value per share	$11.84

Statement of Operations

For the years ended December 31, 2010

Investment income:
Interest (net of foreign withholding taxes of $130)	$3,031,856

Dividends	10,841

Dividends from affiliated money market funds	5,236

Total investment income	3,047,933

Expenses:
Advisory fees	142,975

Administrative services fees	114,232

Custodian fees	9,989

Distribution fees — Series II	16

Transfer agent fees	5,525

Trustees’ and officers’ fees and benefits	7,654

Reports to shareholders	19,070

Professional services fees	37,640

Other	9,116

Total expenses	346,217

Less: Fees waived	(75,269)

Net expenses	270,948

Net investment income	2,776,985

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	3,192,331

Foreign currencies	4,087

3,196,418

Change in net unrealized appreciation (depreciation) of:
Investment securities	(2,008,476)

Foreign currencies	(142)

(2,008,618)

Net realized and unrealized gain	1,187,800

Net increase in net assets resulting from operations	$3,964,785

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. High Yield Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$2,776,985	$3,249,260

Net realized gain (loss)	3,196,418	(2,419,053)

Change in net unrealized appreciation (depreciation)	(2,008,618)	11,158,139

Net increase in net assets resulting from operations	3,964,785	11,988,346

Distributions to shareholders from net investment income — Series 1	(3,242,255)	(2,924,346)

Share transactions-net:
Series I	(8,963,988)	1,303,400

Series II	10,000	—

Net increase (decrease) in net assets resulting from share transactions	(8,953,988)	1,303,400

Net increase (decrease) in net assets	(8,231,458)	10,367,400

Net assets:
Beginning of year	38,871,116	28,503,716

End of year (includes undistributed net investment income of $2,784,606 and $3,240,774, respectively)	$30,639,658	$38,871,116

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen V.I. High Yield Fund (the “Fund”), is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  Prior to June 1, 2010, the Fund operated as High Yield Portfolio (the “Acquired Fund”), an investment portfolio of The Universal Institutional Funds, Inc. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund Class I shares received Series I shares of the Fund.
  Information for the Acquired Fund — Class I shares prior to the Reorganization is included with Series I shares of the Fund throughout this report.
  The Fund’s investment objective is above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an

Invesco Van Kampen V.I. High Yield Fund

independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

Invesco Van Kampen V.I. High Yield Fund

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Lower-Rated Securities — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.42%

Over $250 million	0.345%

Next $250 million	0.295%

Next $1 billion	0.27%

Next $1 billion	0.245%

Over $3 billion	0.22%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $64,669 to Morgan Stanley Investment Management Inc. (“MS Investment Management”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.80% and Series II shares to 1.05% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Prior to the Reorganization, MS Investment Management had voluntarily agreed to waive fees and/or reimburse expenses of Class I shares to 0.80% of the Acquired Fund’s average daily net assets.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  Prior to the Reorganization, investment advisory fees paid by the Acquired Fund were reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class shares.
  For the year ended December 31, 2010, the Adviser and MSIM waived advisory fees of $72,612 and $2,657, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $29,315 for accounting and fund administrative services and reimbursed $46,643 for services provided by insurance companies. Prior to the Reorganization, the Acquired Fund paid an administration fee of $38,274 to MSIM and JPMorgan Investor Services Co.

Invesco Van Kampen V.I. High Yield Fund

  Also, the Trust has entered into service agreements whereby State Street Bank & Trust Company (“SSB”) serves as custodian, fund accountant and provide certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. Prior to the Reorganization, the Acquired Fund paid $154 to Morgan Stanley Services Company Inc., which served as the Acquired Fund’s transfer agent. For the year ended December 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2010, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$350,328	$—	$0	$350,328

Corporate Debt Securities	—	29,728,355	—	29,728,355

	$350,328	$29,728,355	$0	$30,078,683

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $602 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco Van Kampen V.I. High Yield Fund

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$3,242,255	$2,924,346

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$2,791,516

Net unrealized appreciation — investments	1,579,953

Net unrealized appreciation (depreciation) — other investments	(142)

Temporary book/tax differences	(986)

Post-October deferrals	(5,924)

Capital loss carryforward	(22,905,085)

Shares of beneficial interest	49,180,326

Total net assets	$30,639,658

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $3,167,730 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2011	$12,174,856

December 31, 2013	177,653

December 31, 2014	551,911

December 31, 2016	2,907,878

December 31, 2017	7,092,787

Total capital loss carryforward	$22,905,085

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $35,599,468 and $43,429,625, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$1,698,841

Aggregate unrealized (depreciation) of investment securities	(118,888)

Net unrealized appreciation of investment securities	$1,579,953

Cost of investments for tax purposes is $28,498,730

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on December 31, 2010, undistributed net investment income was increased by $9,102, undistributed net realized gain (loss) was increased by $6,651,739 and shares of beneficial interest decreased by $6,660,841. This reclassification had no effect on the net assets of the Fund.

Invesco Van Kampen V.I. High Yield Fund

NOTE 9—Share Information

	Summary of Share Activity

	Year ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Series I	556,976	$6,460,354	715,513	$7,305,750

Series II(b	934	10,000	—	—

Issued as reinvestment of dividends:
Series I	303,014	3,242,255	289,253	2,924,346

Reacquired:
Series I	(1,579,418)	(18,666,597)	(860,646)	(8,926,696)

Net increase (decrease) in share activity	(718,494)	$(8,953,988)	144,120	$1,303,400

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 73% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of June 1, 2010.

Invesco Van Kampen V.I. High Yield Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
									expenses		expenses
			Net gains						to average		to average net		Ratio of net
	Net asset		(losses) on		Dividends				net assets		assets without		investment
	value,	Net	securities (both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income	unrealized)	operations	income	of period	return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Series I
Year ended 12/31/10	$11.77	$0.95	$0.37	$1.32	$(1.23)	$11.86	12.11%	$30,629	0.80	%(c)	1.02	%(c)	8.15	%(c)	110%
Year ended 12/31/09	9.03	0.99	2.68	3.67	(0.93)	11.77	42.08	38,871	0.79	(d)	0.82	(d)	9.46	(d)(e)	78
Year ended 12/31/08	12.89	1.01	(3.77)	(2.76)	(1.10)	9.03	(22.86)	28,504	0.79	(d)	0.94	(d)	8.93	(d)(e)	50
Year ended 12/31/07	13.55	1.01	(0.46)	0.55	(1.21)	12.89	4.01	41,546	0.80	(d)	0.81	(d)	7.56	(d)(e)	32
Year ended 12/31/06(f)	13.59	0.96	(0.43)	0.53	(0.57)	13.55	8.62	52,962	0.80		0.87		7.13	(e)	26

Series II
Year ended 12/31/10(g)	10.71	0.53	0.60	1.13	—	11.84	10.55	11	1.05	(c)(h)	1.44	(c)(h)	7.90	(c)(h)	110

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Ratios are based on average daily net assets (000’s) of $34,036 and $11 for Series I and Series II shares, respectively.
(d)	The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is 0.0%, 0.01%, 0.01% and 0.00% for the years ended 2010, 2009, 2008 and 2007, respectively.
(e)	Ratio of net investment income to average net assets without fee waivers and/or expenses absorbed was 9.43%, 8.78%, 7.55%, 7.06% and 7.10% for the years ended December 31, 2009, 2008, 2007 and 2006, respectively.
(f)	On November 13, 2006, the Portfolio effected a reverse stock split as described in the Notes to Financial Statements. Per Share data prior to this date has been restated to give effect to the reverse stock split.
(g)	Commencement date of June 1, 2010.
(h)	Annualized.

NOTE 11—Significant Event

The Board of Trustees of the Trust unanimously approved an Agreement and Plan of Reorganization (“Agreement”) pursuant to the Fund would transfer all of its assets to Invesco V.I. High Yield Fund (“Acquiring Fund”), a series of the Trust. Upon closing of the reorganization, shareholders of the Fund will receive a corresponding class of shares of the Acquiring Fund in exchange for their shares of the Fund, and the Fund will liquidate and cease operations. The Agreement requires approval of the Fund’s shareholders.

NOTE 12—Change in Independent Registered Public Accounting Firm (unaudited)

The Fund is a new fund that was formed to acquire the assets and liabilities of a predecessor fund in a shell fund reorganization (the “Reorganization”). In connection with the organization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

Invesco Van Kampen V.I. High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco Van Kampen V.I. High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen V.I. High Yield Fund, (formerly known as Universal Institutional Funds High Yield Portfolio; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 19, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco Van Kampen V.I. High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,091.10	$4.20	$1,021.19	$4.06	0.80%

Series II	1,000.00	1,091.20	5.51	1,019.93	5.33	1.05

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco Van Kampen V.I. High Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Corporate Dividends Received Deduction*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Van Kampen V.I. High Yield Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco Van Kampen V.I. International Growth Equity Fund
Annual Report to Shareholders ■ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is available on the SEC website under the predecessor fund.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VK-VIIGE-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, Universal Institutional Funds International Growth Equity Portfolio was reorganized as Invesco Van Kampen V.I. International Growth Equity Fund. Effective June 1, 2010, Clas Olsson, Barrett Sides, Steve Cao, Matt Dennis and Jason Holzer managed the Fund. A listing of your Fund’s managers appears later in this report.
     For the 12 months ended December 31, 2010, excluding variable product issuer charges, Series I shares delivered a double-digit gain and outperformed its benchmark, the MSCI EAFE Index. The Fund’s allocations in the Asia/Pacific region provided the largest positive contribution to this outperformance. Relative results also benefited from the Fund’s exposure to strong performing emerging market stocks, a segment of the market not represented in the MSCI EAFE Index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	10.02%

Series II Shares	9.89

MSCI EAFE Index▼ (Broad Market Index)	7.75

▼	Lipper Inc.

How we invest
When selecting stocks for your Fund, we employ a disciplined investment strategy that emphasizes fundamental research, supported by both quantitative analysis and portfolio construction techniques. Our EQV (earnings, quality, valuation) strategy focuses primarily on identifying quality companies that have experienced, or exhibit the potential for, accelerated or above-average earnings growth, but their stock prices have not fully reflected these attributes.
     While research responsibilities within the portfolio management team are focused by geographic region, we select investments for the Fund using a bottom-up investment approach, which means we construct the Fund primarily on a stock-by-stock basis. We focus on the strengths of individual companies rather than sectors, countries or market-cap trends.
     We believe a disciplined sell decision is key to successful investing. We consider selling a stock for one of the following reasons:
■	A company’s fundamentals deteriorate or it posts disappointing earnings.

■	A stock’s price seems overvalued.

■	A more attractive opportunity becomes available.

Portfolio Composition
By sector

Consumer Discretionary	17.8%

Health Care	14.1

Consumer Staples	13.5

Energy	10.3

Industrials	9.9

Financials	9.2

Information Technology	7.0

Telecommunication Services	5.1

Materials	3.2

Utilities	3.1

Money Market Funds Plus Other Assets
Less Liabilities	6.8

Total Net Assets	$32.2 million

Total Number of Holdings*	86
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

Top 10 Industries

1.	Pharmaceuticals	10.4%

2.	Integrated Oil & Gas	6.7

3.	Diversified Banks	5.3

4.	Packaged Foods & Meats	4.1

5.	Wireless Telecommunication Services	3.7

6.	Tobacco	3.2

7.	Food Retail	3.1

8.	Industrial Conglomerates	2.8

9.	Automobile Manufacturers	2.5

10.	Electrical Components & Equipment	2.3

Top Five Countries

1.	United Kingdom	21.4%

2.	Japan	10.0

3.	Switzerland	7.8

4.	Australia	7.3

5.	Germany	6.7

Market conditions and your Fund
After rallying for much of 2009 on prospects of improving global economic conditions, global equity markets faced headwinds in early 2010. Notably, several southern European economies, including Greece, Spain, Portugal and Italy, faced solvency concerns amid massive fiscal deficits. Although the U.S. economy returned to a positive growth rate in 2009, investors continued to be concerned about high unemployment and a still-weak housing market. However, not all news was bad. Equity markets seemed to shrug off some of the macroeconomic burdens that pulled them into double-digit losses in the first half of 2010, ending the year with strong positive gains.
     Looking to Asian markets, the message was pretty simple — growth fundamentals remain stronger there than in the west. Although we see marginal differences in stock valuations, with slight premiums in some areas, we believe it is nothing overly concerning.
     Emerging markets, the biggest winners in 2010, saw exports slow down during the latter half of the period. The deceleration in exports was offset, however, by strong growth in retail and auto sales, as well as strong housing markets within emerging economies. The key driver for growth in domestic demand was low interest rates and underleveraged consumers.
     Turning to Europe, the European Central Bank (ECB) remained an interesting foil to the U.S. Federal Reserve (the Fed), as ECB officials showed little sign that they were willing to provide additional economic stimulus. Instead, they left the heavy global economic lifting to the Fed. As a result, we saw the slide in the euro’s value reverse during the first half of 2010. Europe’s solid performance during a period of marked volatility served as a useful reminder that, in general, when people focus disproportionately on macroeconomic or gross domestic product (GDP) trends in a market, equity markets can surprise investors when they move against conventional wisdom.
     In this environment, we continued to construct the Fund’s portfolio on a bottom-up basis, selecting stocks on an individual basis. Meaningful outperformance versus the MSCI EAFE Index came from the telecommunication services and industrials sectors.
     In the telecommunication services sector, strong stock selection, predominantly across Latin America focused

Invesco Van Kampen V.I. International Growth Equity Fund

wireless providers, led to outperformance versus the index. Top contributors included Mexico based America Movil and Millicom International Cellular (Luxembourg). Millicom International Cellular is no longer held by the Fund.
     Stock selection was the key driver of outperformance across the industrials sector as well. Particular strength was seen in the capital goods industry. Top contributors included Singapore-based Keppel, a global leader in offshore rig construction, and industry leader of robotics and factory automation solutions Fanuc (Japan).
     By contrast, despite delivering double-digit gains in the materials sector, the Fund’s continued underweight exposure was a drag on relative results. We question the ability of materials companies to maintain current returns and we are cautious about their ability to maintain capital discipline. The largest detractor over the period was Israel-based Teva Pharmaceuticals.
     In broad geographic terms, the Fund saw meaningful outperformance in both Europe and Asia. Exposure to emerging markets, markets not included in the index, was supportive as well as this segment of the market saw significant gains during the reporting period. By contrast, relative gains were modestly offset by the negative impact of stock selection in Sweden and the Netherlands. A meaningful underweight in Japan detracted from relative results as well.
     Stock selection in the portfolio was driven by the underlying fundamentals of a company, not any top-down macroeconomic views. That being said, our belief in the strength of consumer growth outside the U.S. explains the Fund’s overweight exposure to the consumer discretionary sector. Similarly, healthy technology spending over the last several months of 2010 was supportive of our overweight exposure to the information technology sector.
     Following strong market performance in the second half of 2010, investor sentiment rose to the high end of historic norms supported by low interest rates, ample liquidity and improving global GDP outlooks versus this time last year. At the same time, the risks of tighter monetary policy in robust emerging market economies and the lingering sovereign debt situation in Europe means investors should be prepared for volatility. At the close of the reporting period, we remained focused on investing according to our fundamentally driven investment process and maintaining our long-term investment view. We thank you for your continued investment in Invesco Van Kampen V.I. International Growth Equity Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Clas Olsson
Chartered Financial Analyst, portfolio manager, is co-lead manager of Invesco Van Kampen V.I. International Growth Equity Fund. Mr. Olsson joined Invesco in 1994. He earned a B.B.A. from The University of Texas at Austin.
Barrett Sides
Portfolio manager, is co-lead manager of Invesco Van Kampen V.I. International Growth Equity Fund. Mr. Sides joined Invesco in 1990. He began his investment career in 1989. Mr. Sides earned a B.S. in economics from Bucknell University and an M.B.A. in international business from the University of St. Thomas.
Shuxin (Steve) Cao
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. International Growth Equity Fund. Mr. Cao joined Invesco in 1997. He earned a B.A. in English from the Tianjiin Foreign Language Institute and an M.B.A. from Texas A&M University. Mr. Cao is a Certified Public Accountant.
Matthew Dennis
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. International Growth Equity Fund. Mr. Dennis joined Invesco in 2000. He began his investment career in 1994. Mr. Dennis earned a B.A. in economics from The University of Texas at Austin and a M.S. in finance from Texas A&M University.
Jason Holzer
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. International Growth Equity Fund. Mr. Holzer joined Invesco in 1996. He began his investment career in 1994. Mr. Holzer earned a B.A. in quantitative economics and a M.S. in engineering-economic systems from Stanford University.

Invesco Van Kampen V.I. International Growth Equity Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Fund data from 4/28/06, index data from 4/30/06
Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception	-0.89%

1 Year	10.02

Series II Shares

Inception (4/28/06)	-0.91%

1 Year	9.89
Effective June 1, 2010, Class II shares of the predecessor fund advised by Morgan Stanley Investment Management Inc. were reorganized into Series II shares of Invesco Van Kampen V.I. International Growth Equity Fund. Returns shown above for Series II shares are blended returns of the predecessor fund and Invesco Van Kampen V.I. International Growth Equity Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Series I shares incepted on June 1, 2010. Series I shares performance shown prior to that date is that of the predecessor fund’s Class II shares and includes the 12b-1 fees applicable to the predecessor fund’s Class II shares. Class II shares performance reflects any applicable fee waivers or expense reimbursements. The inception date of the predecessor fund’s Class II shares is April 28, 2006.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.11% and 1.36%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.18% and 1.43%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco Van Kampen V.I. International Growth Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable
Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

Invesco Van Kampen V.I. International Growth Equity Fund

Invesco Van Kampen V.I. International Growth Equity Fund’s investment objective is long-term capital appreciation, with a secondary objective of income.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
In general, prices of equity securities are more volatile than those of fixed income securities. Prices of equity securities will rise and fall in response to events that affect entire financial markets or industries and to events that affect particular issuers.
     The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.
     The adviser may invest in certain instruments, such as derivatives, and the portfolio managers may use certain techniques, such as hedging, to manage these risks. However, the adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The adviser may use derivatives for other purposes, such as gaining exposure to foreign markets.
     While a substantial portion of the Fund’s assets generally are invested in the developed countries of Europe and the Far East, the Fund may invest up to 15% of its assets in securities of issuers in emerging market or developing countries. The Fund may invest up to 20% of its assets in debt securities issued or guaranteed by non-U.S. governments, but will invest only in securities issued or guaranteed by the governments of countries which are members of the Organization for Economic Co-operation and Development (OECD). The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, structured investments and currency-related transactions involving options, futures contracts, forward contracts and swaps, and may purchase contracts for difference (CFDs), for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.
     Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of issuers from at least three different foreign countries. Derivative instruments used by the Fund will be counted toward the 80% policy to the extent they have economic characteristics similar to the securities included within that policy. This policy may be changed without shareholder approval; however, you will be notified in writing of any changes.
     The Fund considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country.
     The Fund may invest in the equity securities of any company regardless of market capitalization size. Investing in the securities of smaller companies involves greater risk and price volatility than investing in larger, more established firms. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies.

About indexes used in this report
The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
     Industry classifications used in this report are generally classified according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco Van Kampen V.I. International Growth Equity Fund

Schedule of Investments

December 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–93.18%
Australia–7.32%
BHP Billiton Ltd.	14,344	$666,779

Cochlear Ltd.	5,228	429,211

CSL Ltd.	8,896	329,649

QBE Insurance Group Ltd.	13,528	251,131

Woolworths Ltd.	8,139	224,513

WorleyParsons Ltd.	16,671	455,946

		2,357,229

Belgium–1.67%
Anheuser-Busch InBev N.V.	9,381	536,537

Brazil–1.88%
Banco Bradesco S.A.–ADR	18,688	379,180

Petroleo Brasileiro S.A.–ADR	6,634	226,684

		605,864

Canada–5.35%
Canadian National Railway Co.	2,323	155,015

Canadian Natural Resources Ltd.	6,973	311,025

Cenovus Energy Inc.	8,823	295,313

Encana Corp.	6,592	192,861

Fairfax Financial Holdings Ltd.	628	258,318

Suncor Energy, Inc.	8,136	313,232

Talisman Energy Inc.	8,895	197,885

		1,723,649

China–1.12%
Industrial and Commercial Bank of China Ltd.–Class H	483,000	359,258

Denmark–1.83%
Novo Nordisk A.S.–Class B	5,226	588,212

France–5.18%
AXA S.A.	10,490	175,053

BNP Paribas	5,585	356,550

Cie Generale des Etablissements Michelin–Class B	2,146	154,355

Danone S.A.	4,880	306,626

Eutelsat Communications	5,422	198,453

Publicis Groupe	3,559	185,700

Total S.A.	5,472	290,582

		1,667,319

Germany–6.71%
Adidas AG	6,424	419,694

Bayer AG	4,464	329,880

Bayerische Motoren Werke AG	6,287	494,421

Fresenius Medical Care AG & Co. KGaA	5,008	289,305

Puma AG Rudolf Dassler Sport	961	318,480

SAP AG	6,043	307,669

		2,159,449

Hong Kong–1.77%
Hutchison Whampoa Ltd.	35,000	360,231

Li & Fung Ltd.	36,310	210,681

		570,912

India–1.52%
India Fund, Inc.(a)	3,200	112,352

Infosys Technologies Ltd.–ADR	4,960	377,357

		489,709

Israel–2.09%
Teva Pharmaceutical Industries Ltd.–ADR	12,912	673,103

Japan–9.96%
Canon Inc.	6,100	312,714

Denso Corp.	8,100	279,544

Fanuc Corp.	4,000	614,361

Keyence Corp.	1,100	318,018

Komatsu Ltd.	9,837	297,691

Nidec Corp.	7,195	725,506

Toyota Motor Corp.	7,600	299,282

Yamada Denki Co., Ltd.	5,280	360,281

		3,207,397

Mexico–2.80%
America Movil S.A.B. de C.V., Series L–ADR	8,348	478,674

Fomento Economico Mexicano, S.A.B. de C.V.–ADR	2,883	161,217

Grupo Televisa S.A.–ADR	10,145	263,060

		902,951

Netherlands–3.90%
Koninklijke (Royal) KPN N.V.	20,855	304,575

Koninklijke Ahold N.V.	24,699	326,191

TNT N.V.	11,950	315,898

Unilever N.V.	9,951	309,834

		1,256,498

Philippines–0.85%
Philippine Long Distance Telephone Co.	4,675	272,539

Russia–0.84%
Gazprom OAO–ADR	10,684	269,771

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. International Growth Equity Fund

	Shares	Value

Singapore–2.94%
Keppel Corp. Ltd.	62,238	$548,981

United Overseas Bank Ltd.	28,000	397,086

		946,067

South Korea–1.91%
Hyundai Mobis	1,628	408,112

NHN Corp.(a)	1,031	205,730

		613,842

Sweden–1.60%
Kinnevik Investment A.B.–Class B	7,881	160,534

Telefonaktiebolaget LM Ericsson–Class B	14,685	170,048

Volvo A.B.–Class B(a)	10,389	185,161

		515,743

Switzerland–7.78%
Julius Baer Group Ltd.	6,662	312,081

Nestle SA	11,744	687,683

Novartis AG	8,240	484,879

Roche Holding AG	4,589	672,399

Syngenta AG	1,185	347,097

		2,504,139

Taiwan–1.78%
Hon Hai Precision Industry Co., Ltd.	54,880	220,825

Taiwan Semiconductor Manufacturing Co. Ltd.	144,000	350,659

		571,484

Turkey–0.65%
Akbank T.A.S.	37,535	208,863

United Kingdom–21.37%
BG Group PLC	21,024	425,385

British American Tobacco PLC	10,873	418,594

Centrica PLC	86,362	446,842

Compass Group PLC	66,446	601,888

Imperial Tobacco Group PLC	19,661	603,256

Informa PLC	45,527	289,246

International Power PLC	80,968	552,410

Kingfisher PLC	75,697	311,233

Next PLC	9,529	293,417

Reckitt Benckiser Group PLC	5,658	310,952

Reed Elsevier PLC	38,628	326,116

Royal Dutch Shell PLC–Class B	10,259	339,424

Shire PLC	25,264	608,258

Smith & Nephew PLC	13,724	144,218

Tesco PLC	67,187	445,190

Vodafone Group PLC	174,904	455,396

WPP PLC	25,075	309,840

		6,881,665

United States–0.36%
VimpelCom Ltd.–ADR	7,804	117,372

Total Common Stocks & Other Equity Interests (Cost $24,114,880)		29,999,572

Money Market Funds–5.79%
Liquid Assets Portfolio–Institutional Class(b)	932,612	932,612

Premier Portfolio–Institutional Class(b)	932,612	932,612

Total Money Market Funds (Cost $1,865,224)		1,865,224

TOTAL INVESTMENTS–98.97% (Cost $25,980,104)		31,864,796

OTHER ASSETS LESS LIABILITIES–1.03%		332,463

NET ASSETS–100.00%		$32,197,259

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. International Growth Equity Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $24,114,880)	$29,999,572

Investments in affiliated money market funds, at value and cost	1,865,224

Total investments, at value (Cost $25,980,104)	31,864,796

Foreign currencies, at value (Cost $14,480)	14,840

Receivable for:
Fund shares sold	166,235

Dividends	346,949

Fund expenses absorbed	6,558

Investment for trustee deferred compensation and retirement plans	1,101

Total assets	32,400,479

Liabilities:
Payable for:
Fund shares reacquired	9,212

Accrued fees to affiliates	114,041

Accrued other operating expenses	78,258

Trustee deferred compensation and retirement plans	1,709

Total liabilities	203,220

Net assets applicable to shares outstanding	$32,197,259

Net assets consist of:
Shares of beneficial interest	$70,987,447

Undistributed net investment income	795,015

Undistributed net realized gain (loss)	(45,367,517)

Unrealized appreciation	5,782,314

$32,197,259

Net assets:
Series I	$12,601

Series II	$32,184,658

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	1,381

Series II	3,530,610

Series I:
Net asset value per share	$9.12

Series II:
Net asset value per share	$9.12

Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $598,971)	$4,487,804

Dividends from affiliated money market funds (includes securities lending income of $91,008)	95,426

Total investment income	4,583,230

Expenses:
Advisory fees	1,114,502

Administrative services fees	404,710

Custodian fees	110,238

Distribution fees — Series II	483,368

Transfer agent fees	4,435

Trustees’ and officers’ fees and benefits	12,655

Other	77,355

Total expenses	2,207,263

Less: Fees waived	(200,999)

Net expenses	2,006,264

Net investment income	2,576,966

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	15,195,054

Foreign currencies	(892,001)

14,303,053

Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $(137,757))	(41,131,733)

Foreign currencies	32,575

(41,099,158)

Net realized and unrealized gain (loss)	(26,796,105)

Net increase (decrease) in net assets resulting from operations	$(24,219,139)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. International Growth Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$2,576,966	$2,522,003

Net realized gain (loss)	14,303,053	(42,773,620)

Change in net unrealized appreciation (depreciation)	(41,099,158)	109,386,939

Net increase (decrease) in net assets resulting from operations	(24,219,139)	69,135,322

Distributions to shareholders from net investment income — Series II	(4,058,030)	(1,504,257)

Share transactions-net:
Series I	10,000	—

Series II	(200,817,062)	52,070,991

Net increase (decrease) in net assets resulting from share transactions	(200,807,062)	52,070,991

Net increase (decrease) in net assets	(229,084,231)	119,702,056

Net assets:
Beginning of year	261,281,490	141,579,434

End of year (includes undistributed net investment income of $795,015 and $2,558,883, respectively)	$32,197,259	$261,281,490

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen V.I. International Growth Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  Prior to June 1, 2010, the Fund operated as Universal Institutional Funds International Growth Equity Portfolio (the “Acquired Fund”), an investment portfolio of The Universal Institutional Funds, Inc. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class II shares received Series II shares of the Fund. Information for the Acquired Fund’s Class II shares prior to the Reorganization is included with Series II shares of the Fund throughout this report.
  The Fund’s investment objective is long-term capital appreciation, with a secondary objective of income.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco Van Kampen V.I. International Growth Equity Fund

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

Invesco Van Kampen V.I. International Growth Equity Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $1 billion	0.75%

Over $1 billion	0.70%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $837,127 to Morgan Stanley Investment Management Inc. (“MSIM”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursements (excluding certain items discussed below) of Series I shares to 1.11% and Series II shares to 1.36% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.

Invesco Van Kampen V.I. International Growth Equity Fund

  Prior to the Reorganization, MS Investment Management had voluntarily agreed to waive fees and/or reimburse expenses of Class II shares to 1.35% of the Acquired Fund’s average daily net assets.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Prior to the Reorganization, investment advisory fees paid by the Acquired Fund were reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class shares.
  For the year ended December 31, 2010, the Adviser and MSIM waived advisory fees of $85,279 and $4,286, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $29,316 for accounting and fund administrative services and reimbursed $92,914 for services provided by insurance companies. Prior to the Reorganization, the Acquired Fund paid an administration fee of $282,480 to MSIM and JPMorgan Investor Services Co.
  Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. Prior to the Acquired Fund paid $755 to Morgan Stanley Services Company Inc., which served as the Acquired Fund’s transfer agent. For the year ended December 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund.
  Prior to the Reorganization, the Acquired Fund paid distribution fees to Morgan Stanley Distribution, Inc. (“MSDI”) based on the annual rate of 0.35% of the Acquired Fund’s average daily net assets of Class II shares. MSDI had voluntarily agreed to waive 0.10% distribution fee that it received from the Acquired Fund. MSDI was paid distribution fees of $279,036 after fee waivers of $111,434.
  For the year ended December 31, 2010, expenses incurred under the Plans are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1*	Level 2*	Level 3	Total

Australia	$931,590	$1,425,639	$—	$2,357,229

Belgium	536,537	—	—	536,537

Brazil	605,864	—	—	605,864

Canada	1,723,649	—	—	1,723,649

China	—	359,258	—	359,258

Denmark	—	588,212	—	588,212

Invesco Van Kampen V.I. International Growth Equity Fund

	Level 1*	Level 2*	Level 3	Total

France	505,079	1,162,240	—	1,667,319

Germany	2,159,449	—	—	2,159,449

Hong Kong	570,912	—	—	570,912

India	489,709	—	—	489,709

Israel	673,103	—	—	673,103

Japan	1,551,877	1,655,520	—	3,207,397

Mexico	902,951	—	—	902,951

Netherlands	309,834	946,664	—	1,256,498

Philippines	272,539	—	—	272,539

Russia	269,771	—	—	269,771

Singapore	946,067	—	—	946,067

South Korea	408,112	205,730	—	613,842

Sweden	160,534	355,209	—	515,743

Switzerland	2,504,139	—	—	2,504,139

Taiwan	350,659	220,825	—	571,484

Turkey	—	208,863	—	208,863

United Kingdom	3,422,475	3,459,190	—	6,881,665

United States	1,982,596	—	—	1,982,596

Total Investments	$21,277,446	$10,587,350	$—	$31,864,796

*	Transfers occurred between Level 1 and Level 2 due to foreign fair value adjustments.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $649 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$4,058,030	$1,504,257

Invesco Van Kampen V.I. International Growth Equity Fund

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$796,625

Net unrealized appreciation — investments	4,564,793

Net unrealized appreciation (depreciation) — other investments	(102,378)

Temporary book/tax differences	(1,610)

Capital loss carryforward	(44,047,618)

Shares of beneficial interest	70,987,447

Total net assets	$32,197,259

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $4,408,363 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$3,855,851

December 31, 2017	40,191,767

Total capital loss carryforward	$44,047,618

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $235,526,681 and $444,186,345, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$4,606,463

Aggregate unrealized (depreciation) of investment securities	(41,670)

Net unrealized appreciation of investment securities	$4,564,793

Cost of investments for tax purposes is $27,300,003.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2010, undistributed net investment income was decreased by $282,804 and undistributed net realized gain (loss) was increased by $282,804. This reclassification had no effect on the net assets of the Fund.

Invesco Van Kampen V.I. International Growth Equity Fund

NOTE 9—Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2010(a)		December 31, 2009
	Shares	Amount	Shares	Amount

Sold:
Series I(b)	1,381	$10,000	—	$—

Series II	7,372,498	59,847,503	22,088,682	147,987,747

Issued as reinvestment of dividends:
Series I(b)	—	—	—	—

Series II	549,124	4,058,030	223,183	1,504,257

Reacquired:
Series I(b)	—	—	—	—

Series II	(35,429,507)	(264,722,595)	(14,026,147)	(97,421,013)

Net increase (decrease) in share activity	(27,506,504)	$(200,807,062)	8,285,718	$52,070,991

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 95% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of June 1, 2010.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
			Net gains									to average		to average net		Ratio of net
	Net asset		(losses) on		Dividends		Distributions					net assets		assets without		investment
	value,	Net	securities (both	Total from	from net		from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment		realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income		gains	Distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/10(d)	$7.24	$0.10	$1.78	$1.88	$—		$—	$—	$9.12	25.97%	$13	1.11	%(e)(f)	1.17	%(e)(f)	1.97	%(e)(f)	173%

Series II
Year ended 12/31/10	8.42	0.14	0.68	0.82	(0.12)		—	(0.12)	9.12	10.02	32,185	1.36	(e)	1.49	(e)	1.72	(e)	173
Year ended 12/31/09	6.22	0.09	2.17	2.26	(0.06)		—	(0.06)	8.42	36.54	261,281	1.35	(g)	1.49	(g)	1.29	(g)(h)	57
Year ended 12/31/08	12.11	0.13	(6.00)	(5.87)	(0.00	)(i)	(0.02)	(0.02)	6.22	(48.52)	141,579	1.35	(g)	1.53	(g)	1.51	(g)(h)	40
Year ended 12/31/07	10.84	0.03	1.52	1.55	(0.02)		(0.26)	(0.28)	12.11	14.26	57,419	1.35	(g)	1.84	(g)	0.29	(g)(h)	52
Year ended 12/31/06(d)	10.00	0.03	0.82	0.85	(0.01)		—	(0.01)	10.84	8.55	9,993	1.35	(f)	3.95	(f)	0.38	(f)(h)	10

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of June 1, 2010 and April 28, 2006 for Series I and Series II shares, respectively.
(e)	Ratios are based on average daily net assets (000’s) of $11 and $148,593 for Series I and Series II shares, respectively.
(f)	Annualized.
(g)	Ratios reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios was less than 0.005% for the years ended December 31, 2009, December 31, 2008 and December 31, 2007, respectively.
(h)	Ratio of net investment income to average net assets without fee waivers and/or expenses absorbed was 1.15%, 1.33%, (0.20)% and (2.23)% for the years ended December 31, 2009 through December 31, 2006, respectively.
(i)	Amount is less than $0.005 per share.

NOTE 11—Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco V.I. International Growth Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

Invesco Van Kampen V.I. International Growth Equity Fund

NOTE 12—Change in Independent Registered Public Accounting Firm (unaudited)

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

Invesco Van Kampen V.I. International Growth Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco Van Kampen V.I. International Growth Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen V.I. International Growth Equity Fund, (formerly known as Universal Institutional Funds International Growth Equity Portfolio; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 19, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco Van Kampen V.I. International Growth Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,229.10	$6.24	$1,019.61	$5.65	1.11%

Series II	1,000.00	1,227.80	7.64	1,018.35	6.92	1.36

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco Van Kampen V.I. International Growth Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Corporate Dividends Received Deduction*	0%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Van Kampen V.I. International Growth Equity Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco Van Kampen V.I. Mid Cap Growth Fund
Annual Report to Shareholders ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is available on the SEC website under the predecessor fund.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VK-VIMCG-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
On June 1, 2010, Paul Rasplicka and Brent Lium took over management responsibilities for the Fund. A listing of your Fund’s managers appears later in this report.
     For the year ended December 31, 2010, Invesco Van Kampen V.I. Mid Cap Growth Fund had positive double-digit returns and performed in line with the Fund’s broad market/style-specific benchmark, the Russell Midcap Growth Index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	26.96%

Series II Shares	27.27

Russell Midcap Growth Index▼ (Broad Market/Style-Specific Index)	26.38

▼	Lipper Inc.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     Our investment process combines fundamental and quantitative analysis to uncover companies exhibiting long-term, potentially sustainable revenue, earnings and cash flow growth that is not yet reflected by the stock’s market price.
     Our quantitative model ranks companies based on a set of fundamental, valuation and timeliness factors. This quantitative model is designed to identify stocks with the highest probability of meeting our team’s investment criteria. Stocks that are ranked highest by our quantitative model are the focus of our fundamental research efforts.
     Our fundamental analysis focuses on identifying companies and industries with strong drivers of growth. To accomplish this goal, we develop a fully integrated financial model to gain a more complete understanding of the financial health of each investment candidate. Additionally, our research involves due diligence of the company, which includes a detailed analysis of the strategic plans of the company’s management team. We also analyze key competitors, customers and suppliers to assess the overall attractiveness and growth potential of the industry.
     Risk management plays an important role in portfolio construction, as our target portfolio attempts to limit volatility and downside risk. We seek to accomplish this goal by investing in sectors, industries and companies with attractive fundamental prospects. We limit the Fund’s sector exposure and also seek to minimize stock-specific risk by building a diversified portfolio. (Diversification does not guarantee a profit or eliminate the risk of a loss.)
     We consider selling a stock for any of the following reasons:
■	There is a change in fundamentals, market capitalization or deterioration in the timeliness profile.

■	The price target set at purchase has been reached.

■	The investment thesis is no longer valid.

■	Insider selling indicates potential issues.

Market conditions and your Fund
The U.S. economy showed signs of improvement in 2010, potentially indicating that the economy had transitioned from a contraction phase into an expansionary phase. Nevertheless, the pace of recovery remained modest, and the transition from government stimulus-induced growth to private economic recovery was uncertain.
     The U.S. Federal Reserve’s (the Fed) federal funds target rate remained low in a range of zero to 0.25%.1`Real gross domestic product (GDP) registered positive growth during the reporting period with annualized increases of 3.7%, 1.7% and 2.6% for the first, second and third quarters of 2010, respectively.2 Inflation, measured by the seasonally adjusted Consumer Price Index, remained relatively benign. While labor markets improved as layoffs moderated, new hiring remained quite weak. Unemployment, after climbing steadily throughout 2009, fell slightly during 2010 to a rate of 9.4% nationwide as of December 2010.3
     While stock market volatility increased signifycantly during the year, indexes measuring the performance of large-, mid- and small-cap stocks finished the period with positive, double-digit returns. In terms of investment style, growth stocks outperformed value stocks. The sectors with the highest returns in the Russell Midcap Growth Index included more economically sensitive sectors such as consumer discretionary, industrials, materials and information technology (IT). Conversely, the utilities sector was the only sector with a negative return during the period.
     The Fund had double-digit absolute returns, and performed in line versus the Russell Midcap Growth Index during

Portfolio Composition
By sector

Information Technology	20.0%

Industrials	19.0

Consumer Discretionary	18.2

Health Care	10.5

Financials	10.3

Energy	8.0

Materials	7.0

Consumer Staples	3.0

Telecommunication Services	1.8

Money Market Funds
Plus Other Assets Less Liabilities	2.2

Top 10 Equity Holdings*

1.	iShares Russell Midcap Growth
	Index Fund	2.3%

2.	iShares S&P Midcap 400 Growth
	Index Fund	2.0

3.	AGCO Corp.	1.8

4.	Pioneer Natural Resources Co.	1.7

5.	Rovi Corp.	1.6

6.	BorgWarner, Inc.	1.6

7.	MGM Resorts International	1.5

8.	Nordstrom, Inc.	1.5

9.	Crown Holdings, Inc.	1.5

10.	Concho Resources, Inc.	1.5

Top Five Industries

1.	Oil & Gas Exploration & Production	5.3%

2.	Investment Companies	4.3

3.	Semiconductors	4.1

4.	Specialty Chemicals	4.0

5.	Hotels, Resorts & Cruise Lines	3.2

Total Net Assets	$79.5 million

Total Number of Holdings*	97

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
Invesco Van Kampen V.I. Mid Cap Growth Fund

the fiscal year. The Fund outperformed by the widest margin in the IT, utilities and energy sectors. Some of this outperformance was offset by underperformance in other sectors, including financials, consumer discretionary and materials.
     The Fund outperformed the Russell Midcap Growth Index by the widest margin in the IT sector, driven by stock selection. The leading contributor to overall Fund performance was Chinese Internet search engine provider Baidu. We sold this holding. Other key contributors to Fund performance in this sector included Internet services provider Akamai Technologies and customer relationship software maker Salesforce.com.
     Outperformance in the utilities sector was driven by an underweight position. The Fund had no exposure in the utilities sector during the year. This was a benefit to performance as the utilities sector was the weakest performing sector in the Russell Midcap Growth Index for the year.
     The Fund also outperformed in the energy sector. Outperformance was due to both stock selection and an overweight position. Holdings that made solid contributions to performance included oil and gas exploration and production firms Concho Resources and Oasis Petroleum, as well as coal producer Alpha Natural Resources.
     Some of this outperformance was offset by underperformance in other sectors. The Fund underperformed by the widest margin in the financials sector due to stock selection. Key detractors to performance included credit rating services provider Moody’s and insurance and investment services provider Genworth Financial. We sold Genworth Financial.
     Underperformance in the consumer discretionary sector was also driven by stock selection. Within this sector, detractors from performance included online travel services provider Priceline.com as well as for-profit education services providers Capella Education and Strayer Education. While we continued to own Capella Education and Strayer Education, we sold Priceline.com due to deteriorating fundamentals.
     Another area of weakness for the Fund was the materials sector, where the Fund’s holdings generally underperformed those of the Russell Midcap Growth Index. Within this sector, holdings that detracted from performance included glass container manufacturer Owens-Illinois and water treatment chemical maker Nalco Holding.
     During the year, the most significant changes to Fund positioning included an increase in the industrials and consumer staples sectors and a decrease in the consumer discretionary sector.
     As we’ve discussed, the stock market experienced significant volatility during the year. We would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial adviser to discuss your individual financial program. We thank you for your commitment to Invesco Van Kampen V.I. Mid Cap Growth Fund.
1  U.S. Federal Reserve
2  Bureau of Economic Analysis
3  Bureau of Labor Statistics
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Paul Rasplicka
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Van Kampen V.I. Mid Cap Growth Fund. He began his investment career in 1982 and joined Invesco in 1998. Mr. Rasplicka is a magna cum laude graduate of the University of Colorado at Boulder with a B.S. in business administration. He earned an M.B.A. from the University of Chicago. He is also a Charted Investment Counselor.
Brent Lium
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Mid Cap Growth Fund. He joined Invesco in 2003. Mr. Lium earned a B.B.A. from Texas A&M University and an M.B.A. from The University of Texas at Austin.

Invesco Van Kampen V.I. Mid Cap Growth Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Fund data from 9/25/00, index data from 9/30/00

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or
100% change, in the value of the investment. In other words, the space between $3,000 and $6,000 is the same size as the space between $6,000 and $12,000.

Average Annual Total Returns
As of 12/31/10

Series I Shares

10	Years	-0.40%

5	Years	5.43

1	Year	26.96

Series II Shares

Inception (9/25/00)		-3.17%

10	Years	-0.38

5	Years	5.48

1	Year	27.27
Effective June 1, 2010, Class II shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Series II shares, respectively, of Invesco Van Kampen V.I. Mid Cap Growth Fund. Returns shown above for Series II shares are blended returns of the predecessor fund and Invesco Van Kampen V.I. Mid Cap Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Series I shares incepted on June 1, 2010. Series I shares performance shown prior to that date is that of the predecessor fund’s Class II shares and includes the 12b-1 fees applicable to the predecessor fund’s Class II shares. Class II shares performance reflects any applicable fee waivers or expense reimbursements. The inception date of the predecessor fund’s Class II shares is September 25, 2000.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.01% and 1.26%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.56% and 1.81%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco Van Kampen V.I. Mid Cap Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
     Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

Invesco Van Kampen V.I. Mid Cap Growth Fund

Invesco Van Kampen V.I. Mid Cap Growth Fund’s investment objective is to seek capital growth.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
     Medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, medium-sized companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of medium-sized companies generally are less liquid than larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.
     Investments in growth-oriented equity securities may have above-average volatility of price movement. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.
     The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.
     Investing in real estate investment trusts (REITs) makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.
     Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

About indexes used in this report
The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco Van Kampen V.I. Mid Cap Growth Fund

Schedule of Investments

December 31, 2010

	Shares	Value

Common Stocks–93.5%
Aerospace & Defense–1.0%
Goodrich Corp.	9,247	$814,383

Air Freight & Logistics–2.4%
C.H. Robinson Worldwide, Inc.	9,930	796,287

Expeditors International of Washington, Inc.	20,542	1,121,593

		1,917,880

Apparel, Accessories & Luxury Goods–1.5%
Coach, Inc.	20,928	1,157,528

Application Software–3.2%
Autodesk, Inc.(a)	23,114	882,955

Citrix Systems, Inc.(a)	7,516	514,170

Salesforce.com, Inc.(a)	4,676	617,232

TIBCO Software, Inc.(a)	25,589	504,359

		2,518,716

Asset Management & Custody Banks–1.5%
Affiliated Managers Group, Inc.(a)	11,922	1,182,901

Auto Parts & Equipment–2.1%
BorgWarner, Inc.(a)	17,216	1,245,750

Gentex Corp.	13,408	396,340

		1,642,090

Automotive Retail–1.1%
O’Reilly Automotive, Inc.(a)	14,754	891,437

Biotechnology–1.6%
Human Genome Sciences, Inc.(a)	22,068	527,205

United Therapeutics Corp.(a)	12,337	779,945

		1,307,150

Broadcasting–1.1%
Discovery Communications, Inc., Class C(a)	23,137	848,897

Casinos & Gaming–2.4%
Las Vegas Sands Corp.(a)	14,943	686,631

MGM Resorts International(a)	82,311	1,222,318

		1,908,949

Coal & Consumable Fuels–1.0%
Alpha Natural Resources, Inc.(a)	12,979	779,129

Communications Equipment–0.6%
Finisar Corp.(a)	14,925	443,123

Computer Storage & Peripherals–1.0%
NetApp, Inc.(a)	13,986	768,671

Construction & Engineering–0.6%
Foster Wheeler AG (Switzerland)(a)	14,948	516,005

Construction & Farm Machinery & Heavy Trucks–2.8%
AGCO Corp.(a)	27,649	1,400,698

Navistar International Corp.(a)	13,678	792,093

		2,192,791

Consumer Finance–1.2%
Discover Financial Services	53,055	983,109

Data Processing & Outsourced Services–1.4%
Alliance Data Systems Corp.(a)(b)	16,089	1,142,802

Department Stores–3.0%
Macy’s, Inc.	44,644	1,129,493

Nordstrom, Inc.	28,799	1,220,502

		2,349,995

Education Services–1.7%
Capella Education Co.(a)	11,051	735,776

Strayer Education, Inc.	4,293	653,480

		1,389,256

Electrical Components & Equipment–0.5%
Regal-Beloit Corp.	6,241	416,649

Environmental & Facilities Services–1.0%
Republic Services, Inc.	26,518	791,827

Fertilizers & Agricultural Chemicals–0.6%
Intrepid Potash, Inc.(a)	13,735	512,178

Health Care Equipment–1.9%
American Medical Systems Holdings, Inc.(a)	19,633	370,278

CareFusion Corp.(a)	27,674	711,222

NuVasive, Inc.(a)	16,520	423,738

		1,505,238

Health Care Facilities–2.1%
Brookdale Senior Living, Inc.(a)	24,016	514,183

Universal Health Services, Inc., Class B	27,039	1,174,033

		1,688,216

Health Care Services–0.9%
DaVita, Inc.(a)	10,616	737,706

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Mid Cap Growth Fund

	Shares	Value

Hotels, Resorts & Cruise Lines–3.2%
Ctrip.com International Ltd.–ADR (Cayman Islands)(a)	17,514	$708,441

Marriott International, Inc., Class A	21,516	893,775

Starwood Hotels & Resorts Worldwide, Inc.	15,674	952,666

		2,554,882

Household Products–0.9%
Church & Dwight Co., Inc.	10,395	717,463

Human Resource & Employment Services–2.0%
Manpower, Inc.	12,349	775,023

Robert Half International, Inc.	27,117	829,780

		1,604,803

Industrial Machinery–3.2%
Flowserve Corp.	7,920	944,223

Gardner Denver, Inc.	9,971	686,204

Kennametal, Inc.	22,481	887,100

		2,517,527

Internet Software & Services–2.0%
Akamai Technologies, Inc.(a)	7,750	364,638

MercadoLibre, Inc.(a)	7,413	494,076

VeriSign, Inc.	21,439	700,412

		1,559,126

IT Consulting & Other Services–2.3%
Cognizant Technology Solutions Corp., Class A(a)	12,595	923,087

Teradata Corp.(a)	22,617	930,916

		1,854,003

Life Sciences Tools & Services–1.9%
Life Technologies Corp.(a)	14,108	782,994

Pharmaceutical Product Development, Inc.	26,439	717,554

		1,500,548

Managed Health Care–0.9%
Aetna, Inc.	24,627	751,370

Metal & Glass Containers–2.1%
Crown Holdings, Inc.(a)	36,418	1,215,633

Owens-Illinois, Inc.(a)	13,753	422,217

		1,637,850

Oil & Gas Equipment & Services–1.8%
Oil States International, Inc.(a)	9,707	622,122

Weatherford International Ltd. (Switzerland)(a)	35,580	811,224

		1,433,346

Oil & Gas Exploration & Production–5.3%
Concho Resources, Inc.(a)	13,741	1,204,673

Continental Resources, Inc.(a)	15,246	897,227

Oasis Petroleum, Inc.(a)	27,541	746,912

Pioneer Natural Resources Co.	15,239	1,323,050

		4,171,862

Packaged Foods & Meats–1.1%
Hershey Co.	18,460	870,389

Pharmaceuticals–1.1%
Shire PLC–ADR (Jersey)	11,924	863,059

Precious Metals & Minerals–0.3%
Stillwater Mining Co.(a)	9,307	198,704

Property & Casualty Insurance–0.7%
Assured Guaranty, Ltd. (Bermuda)	31,627	559,798

Publishing–1.1%
McGraw-Hill Cos., Inc.	24,629	896,742

Real Estate Services–1.3%
CB Richard Ellis Group, Inc., Class A(a)	50,770	1,039,770

Research & Consulting Services–1.4%
IHS, Inc., Class A(a)	14,052	1,129,640

Restaurants–1.0%
Darden Restaurants, Inc.	17,747	824,171

Security & Alarm Services–0.9%
Corrections Corp. of America(a)	28,297	709,123

Semiconductor Equipment–2.1%
Lam Research Corp.(a)	15,534	804,351

Teradyne, Inc.(a)	59,733	838,651

		1,643,002

Semiconductors–4.1%
Altera Corp.	18,171	646,524

Avago Technologies Ltd. (Singapore)	26,619	757,843

Broadcom Corp., Class A	9,990	435,065

Cavium Networks, Inc.(a)	18,770	707,254

Marvell Technology Group Ltd. (Bermuda)(a)	38,237	709,296

		3,255,982

Specialized Finance–1.2%
Moody’s Corp.	35,133	932,430

Specialty Chemicals–4.0%
Albemarle Corp.	18,772	1,047,102

Lubrizol Corp.	3,594	384,127

LyondellBasell Industries NV, Class A (Netherlands)(a)	19,216	661,030

Nalco Holding Co.	34,348	1,097,075

		3,189,334

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Mid Cap Growth Fund

	Shares	Value

Specialty Stores–1.0%
Ulta Salon Cosmetics & Fragrance, Inc.(a)	24,230	$823,820

Systems Software–2.1%
Check Point Software Technologies Ltd. (Israel)(a)	9,217	426,378

Rovi Corp.(a)	20,471	1,269,407

		1,695,785

Technology Distributors–1.3%
Avnet, Inc.(a)	19,629	648,346

Tech Data Corp.(a)	8,498	374,082

		1,022,428

Trading Companies & Distributors–1.3%
WESCO International, Inc.(a)	11,496	606,989

W.W. Grainger, Inc.	2,875	397,066

		1,004,055

Trucking–1.9%
J.B. Hunt Transport Services, Inc.	24,317	992,377

Swift Transportation Co., Inc.(a)	40,420	505,654

		1,498,031

Wireless Telecommunication Services–1.8%
American Tower Corp., Class A(a)	14,520	749,813

Millicom International Cellular SA (Luxembourg)	7,004	669,582

		1,419,395

Total Common Stocks–93.5%		74,285,064

Investment Companies–4.3%
iShares Russell MidCap Growth Index Fund(b)	32,039	1,815,650

iShares S&P MidCap 400 Growth Index Fund	16,049	1,616,455

Total Investment Companies–4.3%		3,432,105

Total Long-Term Investments–97.8% (Cost $63,392,465)		77,717,169

Money Market Funds–2.6%
Liquid Assets Portfolio–Institutional Class(c)	1,043,908	1,043,908

Premier Portfolio–Institutional Class(c)	1,043,908	1,043,908

Total Money Market Funds–2.6% (Cost $2,087,816)		2,087,816

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.4% (Cost $65,480,281)		79,804,985

Investments Purchased with Cash Collateral from Securities on Loan Money Market Funds–2.1%
Liquid Assets Portfolio–Institutional Class(c)(d) (Cost $1,641,032)	1,641,032	1,641,032

TOTAL INVESTMENTS–102.5% (Cost $67,121,313)		81,446,017

LIABILITIES IN EXCESS OF OTHER ASSETS–(2.5%)		(1,972,333)

NET ASSETS–100.0%		$79,473,684

Percentages are calculated as a percentage of net assets.

Investment Abbreviation:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at December 31, 2010.
(c)	The money market fund and the Fund are affiliated by having the same investment advisor.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Mid Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $63,392,465)*	$77,717,169

Investments in affiliated money market funds, at value and cost	3,728,848

Receivables:
Dividends	25,148

Investments sold	54,678

Fund shares sold	3,715

Other	2,039

Total assets	81,531,597

Liabilities:
Payables:
Collateral upon return of securities loaned	1,641,032

Investments purchased	200,114

Distributor and affiliates	144,041

Fund shares repurchased	25,265

Trustees’ deferred compensation and retirement plans	1,308

Accrued expenses	46,153

Total liabilities	2,057,913

Net assets	$79,473,684

Net assets consist of:
Capital (Par value of $0.001 per share with an unlimited number of shares authorized)	$67,413,700

Net unrealized appreciation	14,324,704

Accumulated net realized gain (loss)	(2,263,412)

Accumulated undistributed net investment income (loss)	(1,308)

Net assets	$79,473,684

Series I Shares:
Net asset value and offering price per share (Based on net assets of $12,286 and 3,030 shares of beneficial interest issued and outstanding)	$4.05

Series II Shares:
Net asset value and offering price per share (Based on net assets of $79,461,398 and 19,591,091 shares of beneficial interest issued and outstanding)	$4.06

*	At December 31, 2010, securities with an aggregate value of $1,601,784 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2010

Investment Income:
Dividends (Net of foreign withholding taxes of $4,464)	$440,740

Dividends from affiliated money market funds (Includes securities lending income of $3,017)	6,954

Interest	5,653

Total income	453,347

Expenses:
Investment advisory fee	467,936

Distribution fees
Series II	155,892

Administrative service fees	144,443

Professional fees	35,511

Trustees’ and officers’ fees and benefits	16,933

Transfer agent fees	11,934

Custody	10,266

Other	9,773

Total expenses	852,688

Expense reduction	68,914

Net expenses	783,774

Net investment income (loss)	(330,427)

Realized and unrealized gain (loss):
Realized gain (loss):
Investments	3,959,072

Foreign currency transactions	3,056

Net realized gain	3,962,128

Unrealized appreciation:
Beginning of the period	1,634,826

End of the Period	14,324,704

Net unrealized appreciation during the period	12,689,878

Net realized and unrealized gain	16,652,006

Net increase in net assets from operations	$16,321,579

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Mid Cap Growth Fund

Statements of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

From investment activities:
Operations:
Net investment income (loss)	$(330,427)	$(115,269)

Net realized gain (loss)	3,962,128	(2,218,749)

Net unrealized appreciation during the period	12,689,878	16,601,867

Net change in net assets from investment activities	16,321,579	14,267,849

From capital transactions:
Proceeds from shares sold	27,548,493	15,050,265

Cost of shares repurchased	(9,847,092)	(6,470,867)

Net change in net assets from capital transactions	17,701,401	8,579,398

Total increase in net assets	34,022,980	22,847,247

Net assets:
Beginning of the period	45,450,704	22,603,457

End of the period (Including accumulated undistributed net investment income (loss) of $(1,308) and ($151,137), respectively)	$79,473,684	$45,450,704

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Mid Cap Growth Fund

Financial Highlights

The following schedules present financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Series I shares
	June 1, 2010
	(Commencement of
	operations) to
	December 31, 2010

Net asset value, beginning of the period	$3.30

Net investment income (loss)(a)	(0.00	)(b)

Net realized and unrealized gain	0.75

Total from investment operations	0.75

Net asset value, end of the period	$4.05

Total return*(c)	22.73%

Net assets at end of the period (in thousands)	$12.3

Ratio of expenses to average net assets*	1.01	%(d)

Ratio of net investment income (loss) to average net assets*	(0.18	)%(d)

Portfolio turnover(e)	105%

* If certain expenses had not been assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	1.12%

Ratio of net investment income (loss) to average net assets	(0.29)%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $11.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Mid Cap Growth Fund

Financial Highlights—(continued)

	Series II sharesˆ
	Years ended December 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$3.19		$2.04		$5.72		$5.24		$5.40

Net investment income (loss)(a)	(0.02)		(0.01)		(0.02)		(0.02)		(0.03)

Net realized and unrealized gain (loss)	0.89		1.16		(2.01)		0.88		0.31

Total from investment operations	0.87		1.15		(2.03)		0.86		0.28

Less distributions from capital gains	-0-		-0-		1.65		0.38		0.44

Net asset value, end of the period	$4.06		$3.19		$2.04		$5.72		$5.24

Total return*	27.27	%(b)	56.37	%(c)	(46.83	)%(c)	17.60	%(c)	4.92	%(c)

Net assets at end of the period (in millions)	$79.5		$45.5		$22.6		$43.3		$42.5

Ratio of expenses to average net assets*	1.26	%(d)	1.26%		1.26%		1.26%		1.26%

Ratio of net investment income (loss) to average net assets*	(0.53	)%(d)	(0.36)%		(0.66)%		(0.37)%		(0.61)%

Portfolio turnover(e)	105%		42%		42%		201%		154%

* If certain expenses had not been assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	1.37%		1.52%		1.61%		1.39%		1.45%

Ratio of net investment income (loss) to average net assets	(0.64)%		(0.62)%		(1.01)%		(0.51)%		(0.80)%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	These returns include combined Rule 12b-1 fees and service fees of up to 0.25%.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $62,357.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.
ˆ	On June 1, 2010, the Class II shares of the predecessor fund were reorganized into Series II shares of the Fund.

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen V.I. Mid Cap Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen Life Investment Trust Mid Cap Growth Portfolio (the “Acquired Fund”), an investment portfolio of Van Kampen Life Investment Trust. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class II shares received Series II shares of the Fund.
  Information for the Acquired Fund’s — Class II shares prior to the Reorganization are included with Series II shares of the Fund throughout this report.
  The Fund’s investment objective is to seek capital growth.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean

Invesco Van Kampen V.I. Mid Cap Growth Fund

between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to

Invesco Van Kampen V.I. Mid Cap Growth Fund

federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.75%

Next $500 million	0.70%

Over $1 billion	0.65%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $165,682 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Invesco Van Kampen V.I. Mid Cap Growth Fund

  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.01% and Series II shares to 1.26% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Prior to the Reorganization, Van Kampen had voluntarily agreed to waive fees and/or reimburse expenses of Class II shares of $26,591.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the period ended December 31, 2010, the Adviser waived advisory fees of $42,323.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $29,317 for accounting and fund administrative services and reimbursed $100,680 for services provided by insurance companies. Prior to the Reorganization, under separate accounting services and Chief Compliance Officer (“CCO”) employment agreements, Van Kampen Investments, Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $4,050 to VKII.
  Also, the Trust has entered into service agreements whereby State Street Bank & Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
  Prior to June 1, 2010, under a legal services agreement, VKII provided legal services to the Fund. Pursuant to such agreement, the Fund paid $10,056 to VKII.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. Prior to the Reorganization, the Acquired Fund paid $7,134 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class II shares. Pursuant to such agreements, the Acquired Fund paid $55,227 to VKFI. For the year ended December 31, 2010, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Van Kampen V.I. Mid Cap Growth Fund

  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$81,446,017	$—	$—	$81,446,017

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $626 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expense of $526 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

There were no ordinary or long-term capital gain distributions paid during the years ended December 31, 2010 and 2009.

Tax Components of Net Assets at Period-End:

2010

Net unrealized appreciation — investments	$14,037,850

Temporary book/tax differences	(1,308)

Capital loss carryforward	(1,976,558)

Shares of beneficial interest	67,413,700

Total net assets	$79,473,684

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $2,009,408 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$593,897

December 31, 2017	1,382,661

Total capital loss carryforward	$1,976,558

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

Invesco Van Kampen V.I. Mid Cap Growth Fund

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $81,447,049 and $58,453,870, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$14,786,715

Aggregate unrealized (depreciation) of investment securities	(748,865)

Net unrealized appreciation of investment securities	$14,037,850

Cost of investments for tax purposes is $67,408,167.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency and convertible preferred stock transactions and net operating losses, on December 31, 2010, undistributed net investment income (loss) was increased by $480,256, undistributed net realized gain (loss) was decreased by $50,711 and capital decreased by $429,545. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

For the years ended December 31, 2010 and 2009, transactions were as follows:

	For the years ended December 31,
	2010(a)		2009
	Shares	Value	Shares	Value

Sales:
Series I	3,030	$10,000	-0-	$-0-

Series II	8,162,383	27,538,493	5,735,245	15,050,265

Total sales	8,165,413	$27,548,493	5,735,245	$15,050,265

Repurchases:
Series I	-0-	$-0-	-0-	$-0-

Series II	(2,832,428)	(9,847,092)	(2,544,014)	(6,470,867)

Total repurchases	(2,832,428)	$(9,847,092)	(2,544,014)	$(6,470,867)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 93% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially. In addition, less than 1% of the outstanding shares of the Fund are owned by Invesco or an investment advisor under common control.

NOTE 10—Change in Independent Registered Public Accounting Firm (unaudited)

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

Invesco Van Kampen V.I. Mid Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco Van Kampen V.I. Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen V.I. Mid Cap Growth Fund (formerly known as Van Kampen Life Investment Trust Mid Cap Growth Portfolio; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 19, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco Van Kampen V.I. Mid Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,289.81	$5.83	$1,021.11	$5.14	1.01%

Series II	1,000.00	1,288.89	7.27	1,018.85	6.41	1.26

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco Van Kampen V.I. Mid Cap Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$0
Qualified Dividend Income*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Van Kampen V.I. Mid Cap Growth Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco Van Kampen V.I. Mid Cap Value Fund
Annual Report to Shareholders ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is available on the SEC website under the predecessor fund.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VK-VIMCV-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2010, Invesco Van Kampen V.I. Mid Cap Value Fund underperformed its index, the Russell Midcap Value Index. Stock selection in the energy and materials sectors, and underweight exposure to the utilities sector, contributed to Fund performance versus its benchmark. Alternatively, stock selection in the financials and health care sectors hampered Fund performance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	22.24%

Series II Shares	22.18

Russell Midcap Value Index▼ (Broad Market/Style-Specific Index)	24.75

▼Lipper Inc.

How we invest
We call our investment philosophy “value with a catalyst.” We believe that undervalued companies which are experiencing positive changes (i.e., “catalysts”) have the potential to generate long-term stock price growth for shareholders. We generally seek to identify companies that are out of favor with investors, underearning relative to their potential and attractively valued. For these companies, we attempt to identify catalysts that may improve the financial results and/or correct the undervaluation. Examples of catalysts typically include improved operational efficiency, changing industry dynamics and/or a change in management.
     We initially identify potential investments through a series of quantitative screens including, but not limited to, return on capital and enterprise value to sales metrics. We then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s financial statements, an evaluation of its competitive position and stability and meetings with its executives. During the research process, we also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its risks. This is also where we typically identify the positive catalyst, a prerequisite for potential investment. Finally, we generally set a price target for a stock based on normalized earnings and historical valuation multiples.
     In short, our objective is to exploit negative sentiment toward a company’s stock by analyzing the company’s operations in the context of a cyclical environment and identifying one or more catalysts that may improve the company’s financial performance. Improved financial performance, in turn, has the potential to drive the company’s stock price higher.
     We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.

Market conditions and your Fund
Equity markets were choppy during the fiscal year as investors weighed the competing issues of solid corporate profits and soft macroeconomic data. Corporate earnings were largely positive but often were overshadowed by concerns about high unemployment, weak consumer spending, soft housing data and the possibility of additional U.S. Federal Reserve accommodation. After rising through April, major equity indexes sold off precipitously in May as the sovereign debt crisis unfolded in the eurozone while U.S. economic indicators remained weak, prompting fears of a “double-dip” recession. Uncertainty created by the debt crisis – combined with subdued employment, consumer spending and housing data – added to concerns that the recovery was slowing. Just as abruptly, however, the markets reversed course starting in September and rallied through the end of the year on modestly better economic news.
     Major equity indexes produced positive returns for the fiscal year, and all 10 sectors of the S&P 500 Index posted gains. More economically sensitive sectors such as consumer discretionary and industrials had the highest returns, while less economically sensitive sectors such as health care had some of the lowest returns.
     All sectors of the Fund posted positive performance for the year, as equity markets climbed throughout 2010. However, on a relative basis, the Fund underperformed its style-specific index, the Russell Midcap Value Index.
     The energy sector was the largest contributor to relative performance versus the Fund’s benchmark. Although the Fund was underweight in the sector, stock

Portfolio Composition
By sector

Financials	20.4%

Industrials	14.1

Consumer Discretionary	11.9

Health Care	10.2

Information Technology	8.3

Utilities	8.0

Energy	7.6

Materials	7.5

Consumer Staples	7.1

Money Market Funds
Plus Other Assets Less Liabilities	4.9

Top 10 Equity Holdings*

1.	Snap-on, Inc.	3.7%

2.	Brookdale Senior Living, Inc.	3.7

3.	Avery Dennison Corp.	3.5

4.	El Paso Corp.	3.2

5.	Zebra Technologies Corp.-Class A	3.1

6.	Newell Rubbermaid Inc.	3.1

7.	Goodrich Corp.	3.0

8.	Edison International	3.0

9.	Willis Group Holdings PLC	3.0

10.	Harley-Davidson, Inc.	2.7

Total Net Assets	$314.5 million

Total Number of Holdings*	46
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

Invesco Van Kampen V.I. Mid Cap Value Fund

selection drove relative performance.
Smith International, an oil services company, made a significant contribution to Fund performance when it was acquired by Schlumberger (not a Fund holding).
Pioneer Natural Resources and El Paso also made positive contributions.
     Materials stocks also aided the Fund’s relative performance. The Fund was overweight in this sector and stock selection helped drive returns. Cyclical stocks in the materials sector performed well as the economy showed signs of strengthening.
     In the utilities sector, stock selection helped Fund performance. The Fund was underweight in this sector versus the Fund’s benchmark, and we avoided many of the deregulated utility companies which performed poorly.
     The largest detractor from the Fund’s relative performance was the financials sector. In general, financial stocks performed strongly over the reporting period. However, the Fund was underweight in the financials sector relative to its benchmark, and our financial stocks did not appreciate as much as those of the index. In general, we focused on what we believed were lower risk financial companies with stronger balance sheets and less credit risk given the systemic risk in most financial stocks.
     Overweight exposure to, and weak stock selection in, the health care sector detracted from the Fund’s performance relative to its benchmark. This was particularly the case in the health care equipment and services industry. Beckman Coulter, a biomedical instrument manufacturer and distributor, disclosed a regulatory issue that affected its profitability and caused its stock price to fall. Brookdale Senior Living, an assisted living provider, had lower occupancy due to weak consumer spending in a weak economy, which hurt the company’s profitability.
     Equity markets experienced a strong recovery during the period covered by this report. We believe that the market volatility that occurred during 2010 will continue to create opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals may be reflected in those companies’ stock prices.
     As always, we would like to caution investors against making investment decisions based on short-term performance. We recommend that you consult your financial adviser to discuss your individual financial program.
     Thank you for your investment in Invesco Van Kampen V.I. Mid Cap Value Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Thomas Copper
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Van Kampen V.I. Mid Cap Value Fund. He joined Invesco in 2010. Mr. Copper earned a B.A. in economics and political science from Baylor University.
Sergio Marcheli
Portfolio manager, is manager of Invesco Van Kampen V.I. Mid Cap Value Fund. He joined Invesco in 2010. Mr. Marcheli earned a B.B.A. from the University of Houston and an M.B.A. from the University of St. Thomas.
John Mazanec
Portfolio manager, is manager of Invesco Van Kampen V.I. Mid Cap Value Fund. He joined Invesco in 2010. Mr. Mazanec earned a B.S. from DePauw University and an M.B.A. from Harvard University.

Invesco Van Kampen V.I. Mid Cap Value Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Index data from 12/31/96, Fund data from 1/2/97

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or
100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Average Annual Total Returns
As of 12/31/10

Series I Shares

Inception (1/2/97)	9.56%

10 Years	5.14

5 Years	5.40

1 Year	22.24

Series II Shares

Inception (5/5/03)	10.86%

5 Years	5.30

1 Year	22.18
Effective June 1, 2010, Class I and Class II shares of the predecessor fund advised by Morgan Stanley Investment Management Inc. were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Mid Cap Value Fund. Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco Van Kampen V.I. Mid Cap Value Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.06% and 1.16%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.06% and 1.31%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco Van Kampen V.I. Mid Cap Value Fund, a series portfolio of AIM Variable Insurance Funds (Invesco
Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

Invesco Van Kampen V.I. Mid Cap Value Fund

Invesco Van Kampen V.I. Mid Cap Value Fund’s investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.
▪	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

▪	Unless otherwise noted, all data provided by Invesco.

▪	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. Convertible securities have risks associated with both common stocks and debt securities. Investments in debt securities generally are affected by changes in interest rates and the credit-worthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.
     Investing in securities of medium capitalization companies may involve greater risk than is customarily associated with investing in more established companies. Often, medium capitalization companies and the industries in which they are focused are still evolving. Medium-sized companies often have less predictable earnings and more limited product lines, markets, distribution channels or financial resources. The market movements of equity securities of medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general.
     The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.
     The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.
     Investing in real estate investment trusts (REITs) makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.
     Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

About indexes used in this report
The Russell Midcap® Value Index is an unmanaged index considered representative of mid-cap value stocks. The Russell Midcap Value Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco Van Kampen V.I. Mid Cap Value Fund

Schedule of Investments(a)

December 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–95.13%
Aerospace & Defense–3.02%
Goodrich Corp.	107,903	$9,503,017

Asset Management & Custody Banks–1.95%
Northern Trust Corp.	110,412	6,117,929

Auto Parts & Equipment–1.95%
Lear Corp.(b)	62,197	6,139,466

Building Products–1.97%
Lennox International Inc.	131,211	6,204,968

Computer Hardware–2.01%
Diebold, Inc.	197,407	6,326,894

Data Processing & Outsourced Services–2.21%
Fidelity National Information Services, Inc.	253,261	6,936,819

Diversified Banks–1.81%
Comerica Inc.	134,873	5,697,036

Diversified Chemicals–1.01%
PPG Industries, Inc.	37,931	3,188,859

Electric Utilities–5.09%
Edison International	245,877	9,490,852

Great Plains Energy Inc.	336,709	6,528,788

		16,019,640

Electronic Manufacturing Services–1.00%
Flextronics International Ltd. (Singapore)(b)	401,279	3,150,040

Food Distributors–1.91%
Sysco Corp.	204,357	6,008,096

Health Care Distributors–2.47%
Henry Schein, Inc.(b)	126,477	7,764,423

Health Care Equipment–1.47%
Beckman Coulter, Inc.(c)	42,991	3,234,213

Teleflex Inc.	25,877	1,392,441

		4,626,654

Health Care Facilities–6.28%
Brookdale Senior Living Inc.(b)	539,156	11,543,330

Healthsouth Corp.(b)	395,395	8,188,630

		19,731,960

Heavy Electrical Equipment–1.32%
Babcock & Wilcox Co.(b)	161,912	4,143,328

Home Furnishings–1.70%
Mohawk Industries, Inc.(b)	94,421	5,359,336

Housewares & Specialties–3.06%
Newell Rubbermaid Inc.	529,610	9,628,310

Industrial Machinery–3.68%
Snap-on Inc.	204,219	11,554,711

Insurance Brokers–5.57%
Marsh & McLennan Cos., Inc.	296,568	8,108,169

Willis Group Holdings PLC (Ireland)	271,449	9,400,279

		17,508,448

Investment Banking & Brokerage–2.19%
Charles Schwab Corp. (The)	402,601	6,888,503

Motorcycle Manufacturers–2.72%
Harley-Davidson, Inc.	246,704	8,553,228

Multi-Utilities–2.91%
CenterPoint Energy, Inc.	187,480	2,947,186

Wisconsin Energy Corp.	105,339	6,200,253

		9,147,439

Office Electronics–3.11%
Zebra Technologies Corp.–Class A(b)	257,459	9,780,867

Office Services & Supplies–3.53%
Avery Dennison Corp.	262,326	11,106,883

Oil & Gas Exploration & Production–1.94%
Pioneer Natural Resources Co.	70,101	6,086,169

Oil & Gas Storage & Transportation–5.68%
El Paso Corp.	724,961	9,975,463

Williams Cos., Inc. (The)	319,278	7,892,552

		17,868,015

Packaged Foods & Meats–2.17%
ConAgra Foods, Inc.	302,463	6,829,615

Paper Packaging–1.99%
Sonoco Products Co.	185,976	6,261,812

Personal Products–1.74%
Avon Products, Inc.	188,289	5,471,678

Property & Casualty Insurance–2.12%
ACE Ltd. (Switzerland)	107,111	6,667,660

Regional Banks–5.28%
BB&T Corp.	202,015	5,310,974

First Horizon National Corp.(b)	271,646	3,199,992

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Mid Cap Value Fund

	Shares	Value

Regional Banks–(continued)

Wintrust Financial Corp.	149,534	$4,939,108

Zions Bancorp.	129,725	3,143,237

		16,593,311

Restaurants–2.42%
Darden Restaurants, Inc.	163,808	7,607,244

Retail REIT’s–1.52%
Weingarten Realty Investors	200,600	4,766,256

Soft Drinks–1.23%
Coca-Cola Enterprises, Inc.	154,399	3,864,607

Specialty Chemicals–4.54%
Valspar Corp. (The)	180,420	6,220,882

WR Grace & Co.(b)	228,850	8,039,500

		14,260,382

Trucking–0.56%
Swift Transportation Co.(b)(d)	141,102	1,765,186

Total Common Stocks & Other Equity Interests (Cost $260,275,168)		299,128,789

	Number of	Exercise	Expiration
	Contracts	Price	Date	Value

Put Option Purchased–0.01%
Health Care Equipment–0.01%
Beckman Coulter, Inc. (Cost $47,436)	215	65	Feb-11	$22,575

	Shares
Money Market Funds–4.91%
Liquid Assets Portfolio–Institutional Class(e)	7,719,901	7,719,901

Premier Portfolio–Institutional Class(e)	7,719,901	7,719,901

Total Money Market Funds (Cost $15,439,802)		15,439,802

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.05% (Cost $275,762,406)		314,591,166

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.19%
Liquid Assets Portfolio–Institutional Class (Cost $610,763)(e)(f)	610,763	610,763

TOTAL INVESTMENTS–100.24% (Cost $276,373,169)		315,201,929

OTHER ASSETS LESS LIABILITIES–(0.24)%		(745,465)

NET ASSETS–100.00%		$314,456,464

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	A portion of this security is subject to call options written. See Note 1J and Note 7.
(d)	All or a portion of this security was out on loan at December 31, 2010.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Mid Cap Value Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $260,322,604)*	$299,151,364

Investments in affiliated money market funds, at value and cost	16,050,565

Total investments, at value (Cost $276,373,169)	315,201,929

Receivables for:
Fund shares sold	276,503

Dividends	291,682

Fund expenses absorbed	54,493

Investment for trustee deferred compensation and retirement plans	1,410

Total assets	315,826,017

Liabilities:
Payable for:
Fund shares reacquired	104,420

Options written, at value (premiums received $67,120)	91,375

Collateral upon return of securities loaned	610,763

Accrued fees to affiliates	521,382

Accrued other operating expenses	38,905

Trustee deferred compensation and retirement plans	2,708

Total liabilities	1,369,553

Net assets applicable to shares outstanding	$314,456,464

Net assets consist of:
Shares of beneficial interest	$327,867,413

Undistributed net investment income	1,955,705

Undistributed net realized gain (loss)	(54,171,159)

Unrealized appreciation	38,804,505

$314,456,464

Net Assets:
Series I	$162,471,575

Series II	$151,984,889

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	12,700,381

Series II	11,948,027

Series I:
Net asset value per share	$12.79

Series II:
Net asset value per share	$12.72

*	At December 31, 2010, securities with an aggregate value of $599,267 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends	$5,077,888

Dividends from affiliated money market funds (includes securities lending income of $2,445)	3,960

Interest	7,108

Total investment income	5,088,956

Expenses:
Advisory fees	2,102,407

Administrative services fees	775,462

Custodian fees	17,247

Distribution fees — Series II	386,891

Transfer agent fees	12,180

Trustees’ and officers’ fees and benefits	13,142

Other	72,753

Total expenses	3,380,082

Less: Fees waived	(268,138)

Net expenses	3,111,944

Net investment income	1,977,012

Realized and unrealized gain (loss) from:
Net realized gain from investment securities (include net gains from securities sold to affiliates of $72,390)	15,581,654

Change in net unrealized appreciation (depreciation) of:
Investment securities	42,024,505

Option contracts written	(24,255)

42,000,250

Net realized and unrealized gain	57,581,904

Net increase in net assets resulting from operations	$59,558,916

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Mid Cap Value Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$1,977,012	$2,610,346

Net realized gain (loss)	15,581,654	(12,760,447)

Change in net unrealized appreciation	42,000,250	93,463,377

Net increase in net assets resulting from operations	59,558,916	83,313,276

Distributions to shareholders from net investment income:
Series I	(1,468,515)	(1,846,024)

Series II	(1,117,364)	(1,144,481)

Total distributions from net investment income	(2,585,879)	(2,990,505)

Share transactions–net:
Series I	(26,790,802)	(27,209,501)

Series II	4,375,683	2,613,501

Net increase (decrease) in net assets resulting from share transactions	(22,415,119)	(24,596,000)

Net increase in net assets	34,557,918	55,726,771

Net assets:
Beginning of year	279,898,546	224,171,775

End of year (includes undistributed net investment income of $1,955,705 and $2,603,881, respectively)	$314,456,464	$279,898,546

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen V.I. Mid Cap Value Fund (the “Fund”) is a series portfolio of Variable Insurance Funds (Invesco Variable Insurance Funds), formerly AIM Variable Insurance Funds, (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  Prior to June 1, 2010, the Fund operated as Universal Institutional Funds Mid Cap Value Portfolio (the “Acquired Fund”), an investment portfolio of The Universal Institutional Funds, Inc.. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class I and Class II shares received Series I and Series II shares of the Fund.
  Information for the Acquired Fund’s — Class I and Class II shares prior to the Reorganization is included with Series I and Series II shares of the Fund throughout this report.
  The Fund’s investment objective is above-average total return over a market cycle of three to five years by investing primarily in a portfolio of common stocks and other equity securities.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an

Invesco Van Kampen V.I. Mid Cap Value Fund

independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to

Invesco Van Kampen V.I. Mid Cap Value Fund

federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Call Options Written and Purchased — The Fund may write and/or buy call options. A call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.
When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operation. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
K.	Put Options Purchased — The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

Invesco Van Kampen V.I. Mid Cap Value Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $1 billion	0.72%

Over $1 billion	0.65%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee to Morgan Stanley Investment Management Inc. (“MS Investment Management”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.18% and Series II shares to 1.28% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimbursed expenses during the period under this limitation.
  Prior to the Reorganization, MS Investment Management had voluntarily agreed to waive fees and/or reimburse expenses of Class I and Class II shares to 1.05% and 1.15%, respectively of the Acquired Fund’s average daily net assets.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  Prior to the Reorganization, investment advisory fees paid by the Acquired Fund were reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class shares.
  For the year ended December 31, 2010, the Adviser and MS Investment Management waived advisory fees of $9,215 and $5,341, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $45,220 for accounting and fund administrative services and reimbursed $427,809 for services provided by insurance companies. Prior to the Reorganization, the Acquired Fund paid an administration fee of $302,433 to MS Investment Management and JPMorgan Investor Services Co.
  Also, the Trust has entered into service agreements whereby State Street Bank & Trust Company (“SSB”) serves as custodian, fund accountant and provide certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. Prior to the Reorganization, the Acquired Fund paid $1,118 to Morgan Stanley Services Company Inc., which served as the Acquired Fund’s transfer agent.
  For the year ended December 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund.
  Prior to the Reorganization, the Acquired Fund paid distribution fees to Morgan Stanley Distribution Inc. (MSDI) based on the annual rate of 0.35% of the Acquired Fund’s average daily net assets of Class II shares. MSDI had voluntarily agreed to waive 0.25% distribution fee that it received. MSDI was paid distribution fees of $53,410, after fee waivers of $133,477.
  For the year ended December 31, 2010, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

Invesco Van Kampen V.I. Mid Cap Value Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$315,201,929	$—	$—	$315,201,929

Options*	(24,255)	—	—	(24,255)

Total Investments	$315,177,674	$—	$—	$315,177,674

*	Unrealized appreciation (depreciation).

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuance to these procedures, for the year ended December 31, 2010, the Fund engaged in securities purchases of $622,350 and securities sales of $404,584, which resulted in net realized gains of $72,390.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the period ended June 1, 2010 to December 31, 2010, the Fund paid legal fees of $780 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco Van Kampen V.I. Mid Cap Value Fund

NOTE 7—Option Contracts Written

Transactions During the Period
	Call Option Contracts
	Number of	Premiums
	Contracts	Received

Written	215	$67,120

Open Options Written at Period-End
						Unrealized
	Contract	Strike	Number of	Premiums		Appreciation
	Month	Price	Contracts	Received	Value	(Depreciation)

Calls
Beckman Coulter, Inc.	Feb-11	$75	215	$67,120	$91,375	$(24,255)

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$2,585,879	$2,990,505

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$1,958,286

Net unrealized appreciation — investments	37,877,280

Net unrealized appreciation (depreciation) — other investments	(24,255)

Temporary book/tax differences	(2,581)

Capital loss carryforward	(53,219,679)

Shares of beneficial interest	327,867,413

Total net assets	$314,456,464

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $16,557,673 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$18,692,646

December 31, 2017	34,527,033

Total capital loss carryforward	$53,219,679

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

Invesco Van Kampen V.I. Mid Cap Value Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $109,734,251 and $139,568,356, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$43,193,629

Aggregate unrealized (depreciation) of investment securities	(5,316,349)

Net unrealized appreciation of investment securities	$37,877,280

Cost of investments for tax purposes is $277,324,649.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of prior provision adjustment, on December 31, 2010, undistributed net investment income was decreased by $39,309, undistributed net realized gain was increased by $24,122 and shares of beneficial interest increased by $15,187. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Year ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Series I	735,988	$8,422,816	1,020,122	$8,047,125

Series II	2,861,100	32,148,812	2,173,867	18,541,180

Issued as reinvestment of dividends:
Series I	130,767	1,468,515	231,041	1,846,024

Series II	100,033	1,117,364	143,779	1,144,481

Reacquired:
Series I	(3,211,388)	(36,682,133)	(4,278,358)	(37,102,650)

Series II	(2,538,804)	(28,890,493)	(1,944,912)	(17,072,160)

Net increase (decrease) in share activity	(1,922,304)	$(22,415,119)	(2,654,461)	$(24,596,000)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 77% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco Van Kampen V.I. Mid Cap Value Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset	Net	(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	investment	securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/10	$10.56	$0.08	$2.25	$2.33	$(0.10)	$—	$(0.10)	$12.79	22.24%	$162,472	1.02	%(d)	1.03	%(d)	0.72	%(d)	40%
Year ended 12/31/09	7.69	0.10	2.88	2.98	(0.11)	—	(0.11)	10.56	39.21	158,853	1.02		1.02		1.12		64
Year ended 12/31/08	19.11	0.13	(6.43)	(6.30)	(0.14)	(4.98)	(5.12)	7.69	(41.29)	138,914	1.01		1.01		0.95		53
Year ended 12/31/07	19.74	0.13	1.53	1.66	(0.14)	(2.15)	(2.29)	19.11	7.84	302,575	1.01		1.01		0.62		68
Year ended 12/31/06	18.75	0.13	3.35	3.48	(0.06)	(2.43)	(2.49)	19.74	20.70	381,064	1.01		1.01		0.67		65

Series II
Year ended 12/31/10	10.50	0.07	2.25	2.32	(0.10)	—	(0.10)	12.72	22.18	151,985	1.12	(d)	1.32	(d)	0.62	(d)	40
Year ended 12/31/09	7.64	0.09	2.87	2.96	(0.10)	—	(0.10)	10.50	39.16	121,046	1.12		1.37		1.01		64
Year ended 12/31/08	19.04	0.11	(6.41)	(6.30)	(0.12)	(4.98)	(5.10)	7.64	(41.42)	85,258	1.11		1.36		0.89		53
Year ended 12/31/07	19.68	0.11	1.52	1.63	(0.12)	(2.15)	(2.27)	19.04	7.74	134,886	1.11		1.36		0.54		68
Year ended 12/31/06	18.70	0.11	3.34	3.45	(0.04)	(2.43)	(2.47)	19.68	20.62	108,859	1.11		1.36		0.59		65

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $158,601 and $133,400 for Series I and Series II shares, respectively.

NOTE 13—Change in Independent Registered Public Accounting Firm (unaudited)

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

Invesco Van Kampen V.I. Mid Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco Van Kampen V.I. Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen V.I. Mid Cap Value Fund (formerly known as Universal Institutional Funds Mid Cap Value Portfolio; one of the funds constituting Invesco Variable Insurance Funds (formerly known as AIM Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 19, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco Van Kampen V.I. Mid Cap Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,223.90	$5.77	$1,020.01	$5.24	1.03%

Series II	1,000.00	1,224.30	6.34	1,091.51	5.75	1.13

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco Van Kampen V.I. Mid Cap Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Van Kampen V.I. Mid Cap Value Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

T-2

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

T-4

Invesco Van Kampen V.I. Value Fund
Annual Report to Shareholders ▪ December 31, 2010

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco website, invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is available on the SEC website under the predecessor fund.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.
Invesco Distributors, Inc.
VK-VIVAL-AR-1

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary
For the 12 months ended December 31, 2010, Invesco Van Kampen V.I. Value Fund performed in line with its style-specific index, the Russell 1000 Value Index. The Fund’s performance was helped by stock selection and an overweight position in the consumer discretionary sector. Alternatively, stock selection in the information technology (IT) sector detracted the most from the Fund’s performance versus the index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/09 to 12/31/10, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	15.74%

Series II Shares	15.50

S&P 500 Index▼ (Broad Market Index)	15.08

Russell 1000 Value Index▼ (Style-Specific Index)	15.51

▼	Lipper Inc.

How we invest
We seek to exploit market inefficiencies by investing in companies that appear undervalued relative to the overall market. Ultimately, we believe that the market will recognize the value in these companies and will sell them as their stock price begins to reflect their intrinsic value. We feel that stock picking, as compared to making sector bets, provides a more consistent path to potential success. In addition, we may be able to take advantage of pricing anomalies by purchasing undervalued stocks before a recognizable catalyst arises.
     The Fund’s primary investable universe includes all U.S. denominated equities. In order to distill the investment universe, we filter for companies with sufficient liquidity. We filter the remaining securities on valuation metrics depending upon the growth or cyclical nature of their business. The result of this filtering process is a pool of securities that we believe are statistically inexpensive relative to the broader market. Companies identified in the ifltering process are thoroughly analyzed to assess intrinsic value and their ability to achieve fair value.
     We will purchase a security only if we believe the potential for stock price appreciation outweighs potential downside risk. To be eligible for inclusion in the Fund, a stock must meet the following criteria:
■	The security is statistically cheap on the basis of its primary valuation criteria, which depends on the cyclical or growth nature of its business.

■	Rigorous fundamental analysis shows that the company is undervalued and possesses potential financial strength and improved quality of management for future growth.
     We maintain an intense focus on the quality of a company’s accounting and on financial statement analysis. Portfolio construction is bottom-up and stock specific, concentrating on individual company fundamental analysis and valuations. Therefore, while we monitor and are aware of our positions relative to the benchmark, it does not play a major role in the construction of the Fund.

     We look to manage risk through portfolio construction, chiefly diversification across most major sectors, and through the assistance of an independent quantitative risk control group. Risk management is continual. The Fund is regularly reviewed to ensure it is optimally constructed on a risk/reward basis We have the final say on construction of the Fund and a collegial relationship exists between the risk management team and the Fund teams.
     Our sell discipline is just as important as the buy decision and is based on the same principles: relative value and fundamentals. While no sale is automatic, a security is typically sold if it meets one or more of the following criteria:
■	We believe the target price has been realized, and we no longer consider the company undervalued.

■	We determine that a better value opportunity can be found elsewhere.

■	Our research shows that a company is experiencing deteriorating fundamentals beyond what we feel to be a tolerable level, and the trend is likely to be a long-term issue.

Market conditions and your Fund
Equity markets were choppy during the fiscal year as investors weighed the competing issues of solid corporate profits and soft macroeconomic data. Corporate earnings were largely positive but often were overshadowed by concerns about high unemployment, weak consumer spending, soft housing data and the possibility of additional U.S. Federal Reserve accommodation. After rising through April, major equity indexes sold off precipitously in May as the sovereign debt crisis unfolded in the eurozone while U.S. economic indicators remained weak, prompting fears of a “double-dip” recession. Uncertainty

Portfolio Composition
By sector

Financials	21.0%

Consumer Discretionary	17.3

Health Care	12.0

Energy	10.5

Information Technology	10.4

Consumer Staples	9.1

Industrials	6.9

Materials	5.2

Telecommunication Services	4.0

Utilities	1.5

Money Market Funds
Plus Other Assets Less Liabilities	2.1

Top 10 Equity Holdings*

1.	Comcast Corp.-Class A	4.8%

2.	Viacom Inc.-Class B	3.7

3.	JPMorgan Chase & Co.	3.0

4.	International Paper Co.	2.9

5.	Pfizer, Inc.	2.5

6.	Haliburton Co.	2.4

7.	Chubb Corp. (The)	2.2

8.	Kraft Foods Inc.-Class A	2.2

9.	Chevron Corp.	2.2

10.	Bank of New York Mellon Corp. (The)	2.1

Total Net Assets	$24.3 million

Total Number of Holdings*	77
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

Invesco Van Kampen V.I. Value Fund

created by the debt crisis – combined with subdued employment, consumer spending and housing data – added to concerns that the recovery was slowing. Just as abruptly, however, the markets reversed course starting in September and rallied through the end of the year on modestly better economic news.
     Major equity indexes produced positive returns for the fiscal year, and all 10 sectors of the S&P 500 Index posted gains. More economically sensitive sectors such as consumer discretionary and industrials had the highest returns, while less economically sensitive sectors such as health care had some of the lowest returns.
     In this environment, the Fund performed in line with its style-specific benchmark, the Russell 1000 Value Index. The Fund’s consumer discretionary exposure acted as the largest contributor to relative and absolute returns. The Fund’s notable overweight position in this sector, combined with strong stock selection, contributed to Fund performance. Specifically, the Fund’s holdings in media companies Comcast and Viacom made significant contributions to results as both stocks posted strong double-digit returns for the year.
     Financials acted as another primary driver of relative performance when measured against the Russell 1000 Value Index. Specifically, the Fund’s material overweight exposure to the property and casualty insurance industry enhanced Fund returns. Chubb, a property and casualty insurance company, was one of the Fund’s largest holdings for much of 2010. The company’s strong performance was due to its strong balance sheet and the company’s well-diversified, conservative underwriting policies. Chubb has done an admirable job of returning cash to shareholders through buybacks and dividends, while operating in a difficult pricing environment.
     The IT sector was the largest detractor from relative performance. Among technology stocks, the Fund’s overweight exposure to the sector, combined with unfavorable stock selection among hardware and select Internet-related companies, dampened Fund returns. More specifically, the unexpected departure of the chief executive officer of Fund holding Hewlett Packard temporarily weighed heavily on the company’s shares. Shares of Yahoo!, a relatively new addition to the portfolio, were weak as investors questioned the rate and sustainability of the recovery in advertising and the economic environment in general.
     Stock selection in materials and a small overweight position in the health care sector also detracted from our results relative to the Russell 1000 Value Index.
     Toward the end of the reporting period, we paired down our exposure to select insurance and media names, using the proceeds to opportunistically increase the Fund’s exposure to energy and industrial companies.
     We believe that market volatility, and the market correction that occurred during the second quarter of 2010, created opportunities to invest in companies with attractive valuations. Our contrarian philosophy and deep value approach of buying extremely undervalued companies may capitalize on market volatility and down markets as value is created for new investment opportunities.
     Equity markets experienced a strong recovery during the period covered by this report. We would like to caution investors against making investment decisions based on short-term performance. We recommend that you consult your financial adviser to discuss your individual financial program.
     Thank you for your investment in Invesco Van Kampen V.I. Value Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Kevin Holt
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Van Kampen V.I. Value Fund. He joined Invesco in 2010. Mr. Holt earned a B.A. from the University of Iowa and an M.B.A. from the University of Chicago.
Devin Armstrong
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Value Fund. He joined Invesco in 2010. Mr. Armstrong earned a B.S. in psychology and finance from the University of Illinois and an M.B.A. in finance from Columbia University.
Jason Leder
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Value Fund. He joined Invesco in 2010. Mr. Leder earned a B.A. from The University of Texas and an M.B.A. from Columbia University.
Matthew Seinsheimer
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen V.I. Value Fund. He joined Invesco in 1992. Mr. Seinsheimer earned a B.B.A. from Southern Methodist University and an M.B.A. from The University of Texas at Austin.
James Warwick
Portfolio manager, is manager of Invesco Van Kampen V.I. Value Fund. He joined Invesco in 2010. Mr. Warwick earned a B.B.A. from Stephen F. Austin State University and an M.B.A. from the University of Houston.

Invesco Van Kampen V.I. Value Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Index data from 12/31/96, Fund data from 1/2/97

Past performance cannot guarantee comparable future results.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or
100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Average Annual Total Returns
As of 12/31/10

Series I Shares
Inception (1/2/97)		5.46%

10	Years	3.78

5	Years	1.96

1	Year	15.74

Series II Shares

10	Years	3.53%

5	Years	1.72

1	Year	15.50
Effective June 1, 2010, Class I shares of the predecessor fund advised by Morgan Stanley Investment Management Inc. were reorganized into Series I shares, respectively, of Invesco Van Kampen V.I. Value Fund. Returns shown above for Series I shares are blended returns of the predecessor fund and Invesco Van Kampen V.I. Value Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Series II shares incepted on June 1, 2010. Series II shares performance shown prior to that date is that of the predecessor fund’s Class I shares restated to reflect the higher 12b-1 fees applicable to Series II shares. Class I shares performance reflects any applicable fee waivers or expense reimbursements. The inception date of the predecessor fund’s Class I shares is January 2, 1997.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.86% and 1.11%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.22% and 1.47%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Invesco Van Kampen V.I. Value Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
     The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

Invesco Van Kampen V.I. Value Fund

Invesco Van Kampen V.I. Value Fund’s investment objective is above-average total return over a market cycle of three to five years by investing primarily in a portfolio of common stocks and other equity securities.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund
In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the Fund to the risks associated with both fixed income securities, including credit risk and interest rate risk, and common stocks.
     The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced
     Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets.
      All fixed income securities are subject to two types of risk: credit risk and interest rate risk. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up.
      With respect to U.S. government securities that are not backed by the full faith and credit of the U.S. government, there is the risk that the U.S. government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.
     Investing in real estate investment trusts (REITs) makes a fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs and foreign real estate companies may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.
About indexes used in this report
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
     The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
     Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
     The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco Van Kampen V.I. Value Fund

Schedule of Investments(a)

December 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–97.85%
Aerospace & Defense–1.29%
Honeywell International Inc.	5,904	$313,857

Aluminum–1.83%
Alcoa Inc.	28,914	444,986

Asset Management & Custody Banks–2.53%
Bank of New York Mellon Corp. (The)	16,729	505,216

State Street Corp.	2,351	108,945

		614,161

Automobile Manufacturers–0.75%
General Motors Co.(b)	4,918	181,277

Cable & Satellite–6.98%
Comcast Corp.–Class A	52,636	1,156,413

DIRECTV–Class A(b)	3,667	146,423

Time Warner Cable Inc.	5,980	394,860

		1,697,696

Communications Equipment–0.87%
Cisco Systems, Inc.(b)	10,465	211,707

Computer Hardware–2.83%
Dell Inc.(b)	18,486	250,485

Hewlett-Packard Co.	10,379	436,956

		687,441

Data Processing & Outsourced Services–0.29%
Western Union Co.	3,815	70,845

Department Stores–0.76%
JC Penney Co., Inc.	3,631	117,318

Macy’s, Inc.	2,682	67,854

		185,172

Diversified Banks–1.93%
U.S. Bancorp	6,464	174,334

Wells Fargo & Co.	9,555	296,110

		470,444

Diversified Chemicals–0.41%
E. I. du Pont de Nemours and Co.	1,986	99,062

Drug Retail–1.56%
CVS Caremark Corp.	10,887	378,541

Electric Utilities–1.19%
American Electric Power Co., Inc.	3,036	109,235

FirstEnergy Corp.	4,891	181,065

		290,300

Electrical Components & Equipment–0.83%
Emerson Electric Co.	3,526	201,581

General Merchandise Stores–0.44%
Target Corp.	1,763	106,009

Health Care Distributors–1.40%
Cardinal Health, Inc.	8,911	341,380

Home Improvement Retail–1.84%
Home Depot, Inc. (The)	6,268	219,756

Lowe’s Cos., Inc.	9,108	228,429

		448,185

Household Products–0.29%
Procter & Gamble Co. (The)	1,087	69,927

Hypermarkets & Super Centers–1.56%
Wal-Mart Stores, Inc.	7,034	379,344

Industrial Conglomerates–3.44%
General Electric Co.	18,118	331,378

Textron Inc.	6,750	159,570

Tyco International Ltd.	8,325	344,988

		835,936

Industrial Machinery–1.34%
Ingersoll-Rand PLC (Ireland)	6,920	325,863

Integrated Oil & Gas–6.43%
BP PLC–ADR (United Kingdom)	5,252	231,981

Chevron Corp.	5,778	527,243

ConocoPhillips	3,439	234,196

Royal Dutch Shell PLC–ADR (United Kingdom)	5,918	395,204

Total S.A.–ADR (France)	3,236	173,061

		1,561,685

Integrated Telecommunication Services–3.06%
AT&T Inc.	11,052	324,708

Verizon Communications Inc.	11,743	420,164

		744,872

Internet Software & Services–3.70%
eBay Inc.(b)	17,790	495,096

Yahoo! Inc.(b)	24,357	405,057

		900,153

Investment Banking & Brokerage–2.14%
Goldman Sachs Group, Inc. (The)	1,543	259,471

Morgan Stanley	9,563	260,209

		519,680

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Value Fund

	Shares	Value

IT Consulting & Other Services–0.61%
Accenture PLC–Class A (Ireland)	3,036	$147,216

Life & Health Insurance–2.98%
Aflac, Inc.	2,155	121,607

MetLife, Inc.	7,639	339,477

Torchmark Corp.	4,407	263,274

		724,358

Managed Health Care–2.36%
UnitedHealth Group Inc.	11,433	412,846

WellPoint Inc.(b)	2,840	161,482

		574,328

Movies & Entertainment–6.55%
News Corp.–Class B	20,174	331,257

Time Warner Inc.	11,295	363,360

Viacom Inc.–Class B	22,639	896,731

		1,591,348

Multi-Utilities–0.30%
Sempra Energy	1,371	71,950

Oil & Gas Drilling–0.51%
Noble Corp.	3,463	123,872

Oil & Gas Equipment & Services–3.60%
Halliburton Co.	14,459	590,361

Weatherford International Ltd.(b)	12,473	284,384

		874,745

Other Diversified Financial Services–6.37%
Bank of America Corp.	35,261	470,382

Citigroup Inc.(b)	74,926	354,400

JPMorgan Chase & Co.	17,067	723,982

		1,548,764

Packaged Foods & Meats–3.74%
Kraft Foods, Inc.–Class A	16,959	534,378

Unilever N.V.- New York Shares (Netherlands)	11,911	374,005

		908,383

Paper Products–2.93%
International Paper Co.	26,120	711,509

Personal Products–0.49%
Avon Products, Inc.	4,073	118,361

Pharmaceuticals–8.23%
Abbott Laboratories	3,588	171,901

Bristol-Myers Squibb Co.	18,262	483,578

GlaxoSmithKline PLC–ADR (United Kingdom)	3,527	138,329

Merck & Co., Inc.	12,019	433,165

Pfizer Inc.	35,286	617,858

Roche Holdings AG–ADR (Switzerland)	4,211	154,733

		1,999,564

Property & Casualty Insurance–3.65%
Chubb Corp. (The)	9,144	545,348

Travelers Cos., Inc. (The)	6,128	341,391

		886,739

Regional Banks–1.38%
PNC Financial Services Group, Inc.	5,525	335,478

Semiconductor Equipment–0.50%
KLA-Tencor Corp.	3,136	121,175

Semiconductors–0.97%
Intel Corp.	11,212	235,788

Soft Drinks–1.47%
Coca-Cola Co. (The)	4,283	281,693

PepsiCo, Inc.	1,175	76,763

		358,456

Systems Software–0.60%
Microsoft Corp.	5,219	145,714

Wireless Telecommunication Services–0.92%
Vodafone Group PLC–ADR (United Kingdom)	8,423	222,620

Total Common Stocks & Other Equity Interests (Cost $21,201,849)		23,780,472

Money Market Funds–2.36%
Liquid Assets Portfolio–Institutional Class(c)	286,758	286,758

Premier Portfolio–Institutional Class(c)	286,758	286,758

Total Money Market Funds (Cost $573,516)		573,516

TOTAL INVESTMENTS–100.21% (Cost $21,775,365)		24,353,988

OTHER ASSETS LESS LIABILITIES–(0.21)%		(50,517)

NET ASSETS–100.00%		$24,303,471

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Value Fund

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $21,201,849)	$23,780,472

Investments in affiliated money market funds, at value and cost	573,516

Total investments, at value (Cost $21,775,365)	24,353,988

Receivable for:
Investments sold	22,617

Fund shares sold	9,530

Dividends	27,493

Investment for trustee deferred compensation and retirement plans	1,071

Total assets	24,414,699

Liabilities:
Payable for:
Investments purchased	38,717

Fund shares reacquired	3,930

Accrued fees to affiliates	38,941

Accrued other operating expenses	28,568

Trustee deferred compensation and retirement plans	1,072

Total liabilities	111,228

Net assets applicable to shares outstanding	$24,303,471

Net assets consist of:
Shares of beneficial interest	$28,095,037

Undistributed net investment income	310,609

Undistributed net realized gain (loss)	(6,680,798)

Unrealized appreciation	2,578,623

$24,303,471

Net Assets:
Series I	$24,291,548

Series II	$11,923

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Series I	2,522,099

Series II	1,239

Series I:
Net asset value per share	$9.63

Series II:
Net asset value per share	$9.62

Statement of Operations

For the year ended December 31, 2010

Investment income:
Dividends (net of foreign withholding taxes of $4,927)	$511,366

Dividends from affiliated money market funds	405

Total investment income	511,771

Expenses:
Advisory fees	127,371

Administrative services fees	87,024

Custodian fees	5,140

Distribution fees — Series II	16

Transfer agent fees	2,196

Trustees’ and officers’ fees and benefits	7,208

Professional services fees	27,482

Other	13,123

Total expenses	269,560

Less: Fees waived	(72,167)

Net expenses	197,393

Net investment income	314,378

Realized and unrealized gain from:
Net realized gain from investment securities (includes net gains from securities sold to affiliates of $36,612)	545,439

Change in net unrealized appreciation of investment securities	2,538,222

Net realized and unrealized gain	3,083,661

Net increase in net assets resulting from operations	$3,398,039

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Van Kampen V.I. Value Fund

Statement of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

Operations:
Net investment income	$314,378	$348,940

Net realized gain (loss)	545,439	(2,293,566)

Change in net unrealized appreciation	2,538,222	7,640,320

Net increase in net assets resulting from operations	3,398,039	5,695,694

Distributions to shareholders from net investment income:
Series I	(348,598)	(716,371)

Share transactions-net:
Series I	(2,508,731)	(2,730,935)

Series II	10,000	—

Net increase (decrease) in net assets resulting from share transactions	(2,498,731)	(2,730,935)

Net increase in net assets	550,710	2,248,388

Net assets:
Beginning of year	23,752,761	21,504,373

End of year (includes undistributed net investment income of $310,609 and $344,829, respectively)	$24,303,471	$23,752,761

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen V.I. Value Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of forty-one separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
  Prior to June 1, 2010, the Fund operated as Universal Institutional Funds Value Portfolio (the “Acquired Fund”), an investment portfolio of The Universal Institutional Funds, Inc. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class I shares received Series I shares of the Fund. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Series I shares of the Fund throughout this report.
  The Fund’s investment objective is above-average total return over a market cycle of three to five years by investing primarily in a portfolio of common stocks and other equity securities.
  The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Invesco Van Kampen V.I. Value Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution- size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Invesco Van Kampen V.I. Value Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.55%

Next $500 million	0.50%

Over $1 billion	0.45%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $54,279 to Morgan Stanley Investment Management Inc. (“MSIM”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.86% and Series II shares to 1.11% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Prior to the Reorganization, MS Investment Management had voluntarily agreed to waive fees and/or reimburse expenses of Class I shares to 0.85% of the Acquired Fund’s average daily net assets.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  Prior to the Reorganization, investment advisory fees paid by the Acquired Fund were reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class shares.
  For the year ended December 31, 2010, the Adviser and MSIM waived advisory fees of $45,201 and $26,966, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2010, Invesco was paid $29,315 for accounting and fund administrative services and reimbursed $33,256 for services provided by insurance companies. Prior to the Reorganization, the Acquired Fund paid an administration fee of $24,453 to MSIM and JPMorgan Investor Services Co.
  Also, the Trust has entered into service agreements whereby State Street Bank & Trust Company (“SSB”) serves as custodian, fund accountant and provide certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. Prior to the Reorganization, the Acquired Fund paid $96 to Morgan Stanley Services Company Inc., which served as the Acquired Fund’s

Invesco Van Kampen V.I. Value Fund

transfer agent. For the year ended December 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2010, expenses incurred under the Plan are detailed in the Statement of Operations as distribution fees.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$24,199,255	$154,733	$—	$24,353,988

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2010, the Fund engaged in securities purchases of $16,660 and securities sales of $109,973, which resulted in net realized gains of $36,612.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2010, the Fund paid legal fees of $595 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco Van Kampen V.I. Value Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$348,598	$716,371

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$311,574

Net unrealized appreciation — investments	2,280,941

Temporary book/tax differences	(975)

Capital loss carryforward	(6,383,106)

Shares of beneficial interest	28,095,037

Total net assets	$24,303,471

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $544,166 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2016	$1,878,019

December 31, 2017	4,505,087

Total capital loss carryforward	$6,383,106

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2010 was $4,066,849 and $6,446,633, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$3,311,277

Aggregate unrealized (depreciation) of investment securities	(1,030,336)

Net unrealized appreciation of investment securities	$2,280,941

Cost of investments for tax purposes is $22,073,047.

Invesco Van Kampen V.I. Value Fund

NOTE 9—Share Information

	Summary of Share Activity

	Years ended December 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:

Series I	105,255	$905,209	165,564	$1,168,035

Series II(b)	1,239	10,000	—	—

Issued as reinvestment of dividends:

Series I	41,849	348,598	108,871	716,371

Series II(b)	—	—	—	—

Reacquired:

Series I	(436,185)	(3,762,538)	(678,120)	(4,615,341)

Series II(b)	—	—	—	—

Net increase (decrease) in share activity	(287,842)	$(2,498,731)	(403,685)	$(2,730,935)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 97% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of June 1, 2010.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Series I
Year ended 12/31/10	$8.45	$0.12	$1.19	$1.31	$(0.13)	$—	$(0.13)	$9.63	15.74%	$24,292	0.85	%(d)	1.16	%(d)	1.36	%(d)	18%
Year ended 12/31/09	6.69	0.12	1.88	2.00	(0.24)	—	(0.24)	8.45	31.00 (e)	23,753	0.85	(f)	0.97	(f)	1.66	(f)(g)	21
Year ended 12/31/08	13.17	0.21	(4.43)	(4.22)	(0.37)	(1.89)	(2.26)	6.69	(35.85)	21,504	0.87	(f)(h)	1.04	(f)	2.15	(f)(g)	19
Year ended 12/31/07	14.87	0.25	(0.57)	(0.32)	(0.29)	(1.09)	(1.38)	13.17	(3.07)	46,863	0.85	(f)	0.91	(f)	1.69	(f)(g)	17
Year ended 12/31/06	14.49	0.26	1.96	2.22	(0.27)	(1.57)	(1.84)	14.87	16.89	70,091	0.85		0.93		1.83	(g)	23

Series II
Year ended 12/31/10(i)	8.07	0.06	1.49	1.55	—	—	—	9.62	19.21	12	1.11	(d)(j)	1.57	(d)(j)	1.10	(d)(j)	18

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $23,152 and $11 for Series I and Series II shares, respectively
(e)	Performance was positively impacted by approximately 1.40% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Fund’s past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return would have been approximately 29.60%.
(f)	The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is less than 0.005%.
(g)	Ratio of net investment income to average net assets without fee waivers and/or expenses absorbed was 1.54%, 1.98%, 1.63% and 1.75% for the years ended December 31, 2009, 2008, 2007 and 2006, respectively.
(h)	Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense was 0.85%.
(i)	Commencement date of June 1, 2010.
(j)	Annualized.

Invesco Van Kampen V.I. Value Fund

NOTE 11—Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Van Kampen V.I. Comstock Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

NOTE 12—Change in Independent Registered Public Accounting Firm (unaudited)

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

Invesco Van Kampen V.I. Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
and Shareholders of Invesco Van Kampen V.I. Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen V.I. Value Fund (formerly known as Universal Institutional Funds Value Portfolio; one of the funds constituting Invesco Variable Insurance Funds (formerly known as AIM Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 19, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 9, 2011
Houston, Texas

Invesco Van Kampen V.I. Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.
  The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/10)	(12/31/10)[1]	Period[2]	(12/31/10)	Period[2]	Ratio
Series I	$1,000.00	$1,230.50	$4.83	$1,020.87	$4.38	0.86%

Series II	1,000.00	1,230.20	6.24	1,019.61	5.65	1.11

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2010 through December 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco Van Kampen V.I. Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Corporate Dividends Received Deduction*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Van Kampen V.I. Value Fund

Trustees and Officers
The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	208	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	208	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2004	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	208	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	208	None

James T. Bunch — 1942 Trustee	2004	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	208	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	208	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	208	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2004	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	208	None

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	208	None

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the
Independent Trustees

Kramer, Levin, Naftalis & Frankel
LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza,
Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services,
Inc.
P.O. Box 4739

Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street,
Suite 2900
Houston, TX 77002-5678
Custodian
State Street bank and Trust Company

225 Franklin

Boston, MA 02110-2801

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). The Code was amended in June, 2010, to (i) add an individual to Exhibit A and (ii) update the names of certain legal entities. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by PWC Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
		Provided for fiscal		Provided for fiscal
	Fees Billed for	year end 2010	Fees Billed for	year end 2009
	Services Rendered to	Pursuant to Waiver of	Services Rendered to	Pursuant to Waiver of
	the Registrant for	Pre-Approval	the Registrant for	Pre-Approval
	fiscal year end 2010	Requirement(1)	fiscal year end 2009	Requirement(1)
Audit Fees	$972,550	N/A	$556,364	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$99,500	0%	$75,879	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$1,072,050	0%	$632,243	0%
PWC billed the Registrant aggregate non-audit fees of $99,500 for the fiscal year ended 2010, and $75,879 for the fiscal year ended 2009, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end December 31, 2010 includes fees billed for reviewing tax returns. Tax fees for fiscal year end December 31, 2009 includes fees billed for reviewing tax returns and consultation services.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco Affiliates	Billed Applicable to	and Invesco Affiliates	Billed Applicable to
	for fiscal year end	Non-Audit Services	for fiscal year end	Non-Audit Services
	2010 That Were	Provided for fiscal year	2009 That Were	Provided for fiscal year
	Required	end 2010 Pursuant to	Required	end 2009 Pursuant to
	to be Pre-Approved	Waiver of Pre-	to be Pre-Approved	Waiver of Pre-
	by the Registrant’s	Approval	by the Registrant’s	Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2010, and $0 for the fiscal year ended 2009, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None
ITEM 11. CONTROLS AND PROCEDURES.
(a)	As of December 14, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 14, 2010, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer
Date: February 25, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer
Date: February 25, 2011

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer
Date: February 25, 2011

EXHIBIT INDEX

12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.